UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

CONSULTING GROUP CAPITAL MARKETS FUNDS

(Exact name of registrant as specified in charter)

2000 Westchester Avenue

Purchase, NY 10577

(Address of principal executive offices)(Zip code)

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 454-3965

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Consulting Group

Capital Markets Funds

Annual Report

»	August 31, 2018

•	Large Cap Equity Fund

•	Small-Mid Cap Equity Fund

•	International Equity Fund

•	Emerging Markets Equity Fund

•	Core Fixed Income Fund

•	High Yield Fund

•	International Fixed Income Fund

•	Municipal Bond Fund

•	Inflation-Linked Fixed Income Fund

•	Ultra-Short Term Fixed Income Fund

•	Alternative Strategies Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Consulting Group

Capital Markets Funds

DEAR SHAREHOLDER,

Global equity market returns were mixed over the twelve-month period ending August 31, 2018. U.S. markets led the way with the S&P 500® Index i gaining 19.7% while developed international markets represented by the MSCI EAFE® Index (Net) vi gained 4.4%. However, emerging markets did not fare as well with the MSCI Emerging Markets Index (Net) v losing 0.7%. The strength in the U.S. markets can be attributed to multiple factors including a strong economy, higher wages and tax cuts which drove revenues and earnings growth. After performing well in 2017, overseas markets including emerging markets have underperformed the U.S. markets due to a variety of factors including tighter financial conditions, issues on trade and geopolitical events.

During the trailing 12 months ending August 31, 2018, growth stocks continued to outperform value stocks in both the U.S. and abroad. The large-cap Russell 1000® Growth Index vii increased 27.2% and the Russell 1000® Value Index viii increased 12.5%. The small-cap Russell 2000® Growth Index ix increased 30.7% and the Russell 2000® Value Index x increased 20.1%. In developed international markets, the MSCI EAFE® Growth Index xii increased 8.1% and the MSCI EAFE® Value Index xi increased 0.6%. In emerging markets, the differential was not as great but still in favor of growth over value.

Within the United States, all 11 sectors of the S&P 500® posted positive results over the twelve-month period ending August 31, 2018. The returns are as follows: Information Technology (+32.8%), Consumer Discretionary (+32.3%), Energy (+22.1%), Financials (+16.9%), Health Care (+16.1%), Industrials (+13.1%), Materials (+10.0%), Real Estate (+6.3%), Telecom Services (+3.7%), Consumer Staples (+1.0%) and Utilities (+0.7%).

Fixed income markets struggled during this same 12-month period as interest rates increased across the yield curve. The yield on the U.S. 2-year Treasury-Note rose from 1.33% to 2.62% and the yield on the 10-year Treasury-Note rose from 2.13% to 2.85%. Broad investment grade indices such as the Bloomberg Barclays U.S. Aggregate BondTM Index xiii returned a negative 1.1% and the Bloomberg Barclays Global Aggregate Bond Index xiv returned a negative 1.4%. U.S. high yield markets bucked the trend given the strong economy with the Bloomberg Barclays U.S. Corporate High Yield Bond Index xv returning a positive 3.4%.

Morgan Stanley & Co. economists expect U.S. real GDP growth to be approximately 2.7% in 2018 and 2.2% in 2019. The forecast for global real GDP growth will be approximately 3.9% in 2018 and 3.8% in 2019.

Consulting Group Capital Markets (CGCM) Funds

The Large Cap Equity Fund returned +18.9% in the fiscal year ending August 31, 2018 compared to the Russell 1000® Index ii which returned +19.8%. The return of the Lipper Large-Cap Core Funds Average xvi investment category was +17.6%. The Fund’s allocation effect had a positive impact on performance, but stock selection within Financials, Health Care and Information Technology contributed to the underperformance. Top contributors to performance included Amazon, Apple, Microsoft, Cisco and Alphabet (Class A), while the top detractors included Molson Coors Brewing Company, Philip Morris International, Celgene, General Electric and AT&T.

The Small-Mid Cap Equity Fund returned +22.2% during the fiscal year ending August 31, 2018 compared to the Russell 2500® Index iii which returned +23.3%. The return of the Lipper Small-Cap Core Funds Average xvii investment category was +21.2%. The Fund’s allocation effect had a positive impact on performance, but stock selection within Health Care and Information Technology were the largest detractors. Top contributors to performance included Ross Stores, Greenhill & Co., Nektar Therapeutics, Keysight Technologies and the iShares Russell 2000® Value ETF, while the top detractors included Prothena, Incyte, Manitowoc and MACOM Technology Solutions Holdings.

I

The International Equity Fund returned +4.2% during the fiscal year ending August 31, 2018 compared to the MSCI EAFE® Index (Net) vi which returned +4.4%. The return of the Lipper International Large-Cap Core Funds Average xviii investment category was +3.2%. Sectors contributing most to performance included Information Technology, Energy and Financials while Consumer Discretionary and Telecommunication Services were the larger detractors. Countries contributing most to performance were Germany, Sweden and Spain while the larger detractors included Japan and France. Top contributors to performance included Volkswagen AG, BP PLC, AstraZeneca PLC, CSL Limited and Temenos AG, while the top detractors included British American Tobacco PLC, UniCredit SPA, BNP Paribas SA, Takeda Pharmaceutical Ltd. and Bayer AG.

The Emerging Markets Equity Fund returned -5.6% during the fiscal year ending August 31, 2018 compared to the MSCI Emerging Markets Index (Net) v which returned -0.7%. The return of the Lipper Emerging Markets Funds Average xix investment category returned -3.0%. Sectors detracting most from performance included Financials, Energy and Health Care. Countries detracting the most included Turkey, Brazil and Taiwan. Top contributors included LUKOIL, Ping An Insurance (Group) Company, Taiwan Semiconductor Manufacturing, Samsung Electronics Co and SK hynic Inc. while the larger detractors included Tofas Turk Otomobil Fabrikasi A.S., Akbank TAS, CCR S.A., Cielo, Turk Telekomunikasyon A.S.

The Core Fixed Income Fund returned -1.4% during the fiscal year ending August 31, 2018 compared to the Bloomberg Barclays U.S. Aggregate BondTM Index xiii which returned -1.1%. The return of the Lipper Core Bond Funds Average xx was also -1.1%.

The High Yield Fund returned +3.5% during the fiscal year ending August 31, 2018 compared to Bloomberg Barclays U.S. Corporate High Yield Bond Index xv which returned +3.4%. The return of the Lipper High Yield Funds Average xxi was +2.6%.

The International Fixed Income Fund returned +2.3% during the fiscal year ending August 31, 2018 compared to the FTSE Non-USD World Government Bond Index (USD) Hedged xxii which returned +2.0%. The return of the Lipper International Income Funds Average xxiii was -2.2%.

The Municipal Bond Fund returned -0.2% during the fiscal year ending August 31, 2018 compared to the Bloomberg Barclays U.S. Municipal Bond Index xxiv which returned +0.5%. The return of the Lipper General & Insured Municipal Debt Funds Average xxv was +0.8%.

The Inflation-Linked Fixed Income Fund returned +0.6% during the fiscal year ending August 31, 2018 compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index xxvi which returned +0.8%. The return of the Lipper Inflation Protected Bond Funds Average xxviii was also +0.8%.

The Ultra-Short Term Fixed Income Fund returned +2.1% during the fiscal year ending August 31, 2018 compared to the FTSE 3-Month U.S. Treasury Bill Index xxvii which returned +1.5%. The return of the Lipper Ultra-Short Obligations Funds Average xxix was +1.6%.

The Alternative Strategies Fund returned -1.2% since inception on February 15, 2018 through August 31, 2018 compared to the HFRX Global Hedge Fund Indexxxx that returned -1.5% in the same period.

Additional information regarding the investment managers of the CGCM Funds and commentary specific to each individual Sub-adviser is available in the Annual Report following this Shareholder Letter.

We thank you for your continued confidence in Morgan Stanley Wealth Management and support as shareholders of the CGCM Funds.

Sincerely,

Paul Ricciardelli

Chief Executive Officer

II

Although the statements of fact and data contained herein have been obtained from, and are based upon, sources the firm believes reliable, we do not guarantee their accuracy, and any such information may be incomplete or condensed. All opinions included in this report constitute the firm’s judgment as of the date herein, and are subject to change without notice. This material is for informational purposes only, and is not intended as an offer or solicitation with respect to the purchase or sale of any security. This report may contain forward-looking statements, and there can be no guarantee that they will come to pass. The index returns shown are preliminary and subject to change. Past performance is not a guarantee of future results.

Risk Considerations

Equity securities may fluctuate in response to news on companies, industries, market conditions, and general economic environment.

Investing in foreign markets entails risks not typically associated with domestic markets, such as currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, and the potential for political instability. These risks may be magnified in countries with emerging markets and frontier markets, since these countries may have relatively unstable governments and less established markets and economies.

Investing in small- to medium-sized companies entails special risks, such as limited product lines, markets, and financial resources, and greater volatility than securities of larger, more established companies.

The value of fixed income securities will fluctuate and, upon a sale, may be worth more or less than their original cost or maturity value. Bonds are subject to interest rate risk, call risk, reinvestment risk, liquidity risk, and credit risk of the issuer.

High yield bonds (bonds rated below investment grade) may have speculative characteristics and present significant risks beyond those of other securities, including greater credit risk, price volatility, and limited liquidity in the secondary market. High yield bonds should comprise only a limited portion of a balanced portfolio.

Yields are subject to change with economic conditions. Yield is only one factor that should be considered when making an investment decision.

Asset allocation and diversification do not assure a profit or protect against loss in declining financial markets.

The indices are unmanaged. An investor cannot invest directly in an index. They are shown for illustrative purposes only and do not represent the performance of any specific investment.

Because of their narrow focus, sector investments tend to be more volatile than investments that diversify across many sectors and companies.

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected.

III

Performance of the Consulting Group Capital Markets Funds For the Year Ended August 31, 2018†*

Large Cap Equity Fund	18.89%
Russell 1000® Index (ii)	19.82

Small-Mid Cap Equity Fund	22.17
Russell 2500® Index (iii)	23.33

International Equity Fund	4.15
MSCI EAFE® Index (Net) (vi)	4.39

Emerging Markets Equity Fund	-5.61
MSCI Emerging Markets Index (Net) (v)	-0.68

Core Fixed Income Fund	-1.35
Bloomberg Barclays U.S. Aggregate BondTM Index (xiii)	-1.05

High Yield Fund	3.47
Bloomberg Barclays U.S. Corporate High Yield Bond Index (xv)	3.40

International Fixed Income Fund	2.25
FTSE Non-USD World Government Bond Index (USD) Hedged (xxii)	1.95

Municipal Bond Fund	-0.21
Bloomberg Barclays U.S. Municipal Bond Index (xxiv)	0.49

Inflation-Linked Fixed Income Fund	0.55
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (xxvi)	0.83

Ultra-Short Term Fixed Income Fund	2.09
FTSE 3-Month U.S. Treasury Bill Index (xxvii)	1.49

Alternative Strategies Fund	-1.20
HFRX Global Hedge Fund Index (xxx)	-1.47

See pages 26 through 29 for all footnotes.

IV

Large Cap Equity Fund

ABOUT THE SUB-ADVISERS

•  ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc., a financial services holding company. The Portfolio Managers for the ClearBridge Large Cap Growth strategy utilize a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection. ClearBridge invests in large capitalization companies that it believes are dominant in their industries due to product, distribution or service strength. ClearBridge emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large capitalization companies with the highest growth potential, then analyze each company in detail, ranking its management, strategy and competitive market position. The Portfolio Managers pursue a collaborative approach in which both they and the research analysts propose companies with attractive business models and good long-term growth prospects for further review. The team is particularly valuation conscious, gravitating toward “controversy”, or companies that are temporarily inefficiently priced.

• Columbia Management Investment Advisers, LLC (“Columbia”)

Columbia uses a combination of fundamental and quantitative analysis with risk management, including cross-correlation analysis, in identifying investment opportunities and constructing it’s portion of the Fund’s portfolio. In selecting investments, Columbia considers, among other factors:

· overall economic and market conditions; and
· the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000® Index. The Fund will be substantially invested in securities in the Russell 1000® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

As of August 31, 2018, the Sub-advisers for CGCM Large Cap Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Columbia Management Investment Advisers, LLC (“Columbia”), Lazard Asset Management, LLC (“Lazard”), Delaware Investments Fund Advisers (“Delaware”), Lyrical Asset Management LP (“Lyrical”) and ClearBridge Investments, LLC (“ClearBridge”). Note ClearBridge was hired on November 20, 2017 and replaced Wedgewood Partners, Inc. (“Wedgewood”) as a Sub-adviser.

For the fiscal year ending August 31, 2018, the Fund returned 18.9% compared to the Russell 1000® Indexii return of 19.8%. The Fund’s overweight to Information Technology and underweight to Real Estate and Utilities contributed to performance. Stock selection was strongest within the Energy sector, but weakest in the Information Technology sector. The top positions contributing to performance included Amazon, Apple, Microsoft, Cisco Systems and Alphabet Inc. Class A, while the top detractors included Molson Coors Brewing Company, Philip Morris International, Celgene Corp., General Electric Company and AT&T Inc.

The Fund’s holdings offered a dividend yield of 1.7%, in-line with the benchmark which was also 1.7%. On a valuation basis, the Fund’s forward P/E was 17.7, slightly cheaper than the benchmark at 18.3. The estimated earnings per share growth over the next 3-5 years of 14.2% for the Fund was slightly higher than the benchmark’s 13.9% growth rate. The top 10 individual positions by weight were the iShares Core S&P U.S. Value ETF, Amazon, Apple, Microsoft, Cisco Systems, Coca-Cola Company, Alphabet Inc. Class A, Johnson & Johnson, Facebook, Inc. Class A and Medtronic PLC.

For the fiscal year ending August 31, 2018, BlackRock performed in-line with the Russell 1000® Indexii, gross of fees, which matched its passive mandate to track the index.

The portion of the Fund managed by Lazard trailed the benchmark gross of fees for the period which can be contributed to their value bias and individual stock selection. Large cap value stocks underperformed large cap growth stocks by nearly 15% during the fiscal year. Contributing to performance was relative positioning to the Information Technology, Industrials and Health Care sectors. Detracting from performance was relative positioning to Consumer Staples, Consumer Discretionary and the Material sectors. Stock selection was strongest within the Energy sector and weakest in the Consumer Staples sector. The top five contributors were Medtronic, Cisco Systems, Motorola Solutions, Alphabet Inc. Class A and DXC Technology while the top five detractors included Molson Coors Brewing Company, Skyworks Solutions, Vulcan Materials, Crown Holdings and AT&T Inc. As of August 31, 2018, the top five holdings represented approximately 46% of Lazard’s portfolio and consisted of Coca-Cola Company, Analog Devices, Medtronic, Cisco Systems and Alphabet Inc. Class A.

The portion of the Fund managed by Delaware trailed the benchmark gross of fees for the period due mainly to their value strategy along with their relative sector positioning within the Information Technology and Consumer Discretionary sectors. Stock selection was strongest within Energy and Consumer Staples and weakest within Health Care. The top five contributors were Lowe’s Companies, Marathon

• Lazard Asset Management, LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.
Lazard manages an all cap, concentrated strategy designed to leverage the best collection of ideas from the U.S. Equity team. It is benchmark-agnostic, seeking to outperform any broad-based market index (i.e., S&P 500® Index, Russell 1000® Index, Russell 3000® Index) by investing in companies that compound earnings and capital and by taking advantage of valuation anomalies.

• Delaware Investments Fund Advisers, a member of Macquarie Investment Management Business Trust (“MIM”)
MIM will invest under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. MIM invests primarily in securities of large-capitalization companies that the Manager believes have long-term capital appreciation potential. MIM currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis. The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.
• Wedgewood Partners, Inc. (“Wedgewood”)
Wedgewood seeks long-term capital appreciation by investing in equity securities of large capitalization companies that Wedgewood believes have above-average growth prospects. The Fund invests primarily in common stocks. The Fund considers companies with market capitalizations in excess of $5 billion to be large capitalization companies. The Fund is non-diversified and invests in a limited number of companies, generally holding securities of approximately 20 companies. The Fund invests primarily in the securities of U.S. companies, but it may also invest outside of the U.S. Wedgewood seeks investments in market leaders with dominant products or services that are irreplaceable or lack substitutes in today’s economy. Wedgewood invests for the long-term, and expects to hold securities, in many cases, for more than 5 years.

Oil, ConocoPhillips, Cisco Systems and Intel while the top five detractors were American International Group, Cardinal Health, Oracle, AT&T and Edison International. As of August 31, 2018, the top five holdings represented approximately 16% of Delaware’s portfolio and consisted of Cisco Systems, CVS Health Corporation, Express Scripts Holding Company, Lowe’s Companies and Pfizer.

The portion of the Fund managed by Lyrical trailed the benchmark gross of fees for the period which can be contributed to their deep value strategy and individual stock selection. Stock selection within Energy and Health care contributed to performance while stock selection within Information Technology, Consumer Discretionary and Financials were the biggest detractors. The top five contributors were National Oilwell Varco, EOG Resources, HCA Healthcare, Anthem and TE Connectivity while the top five detractors were Adient, Whirlpool, Goodyear Tire & Rubber, Affiliated Managers Group and Western Digital. The top five holdings as of August 31, 2018 represented approximately 29% of Lyrical’s portfolio and consisted of HCA Healthcare, Anthem, Corning, EOG Resources and Aflac.

The portion of the Fund managed by ClearBridge, which as mentioned above was incepted in November 2017 as a replacement for Wedgewood, outperformed the benchmark gross of fees for the period due their growth strategy, relative sector positioning and stock selection. Sector positioning was mostly positive with the largest contribution coming from the Information Technology, Real Estate, Consumer Discretionary and Financials. Stock selection was strongest in the Information Technology, Consumer Discretionary and Industrials sectors and weakest within Health Care. The top five contributors were Amazon, W.W. Grainger, Microsoft, Adobe Systems and Visa Inc. Class A while the top five detractors were Tractor Supply Co., Anheuser-Busch InBev, Dentsply Sirona, Inc., Celgene and CVS Health Corp. The top five holdings as of August 31, 2018 represented approximately 21% of ClearBridge’s portfolio and consisted of Amazon, Microsoft, Visa Inc. Class A, Alphabet Inc. Class C and Apple.

The portion of the Fund managed by Columbia outperformed the benchmark gross of fees for the period due to their aggressive growth strategy and relative sector positioning. Sector positioning was positive across the majority of sectors with Information Technology and Consumer Discretionary being the larger contributors. Stock selection detracted from performance with most of the negative contribution coming from the Heath Care and Industrial sectors. The top five contributors were Amazon, Illumina, Nvidia, Splunk and Salesforce.com while the top five detractors included Celegene, Intercept Pharmaceuticals, DexCom, Alexion Pharmaceuticals and Applied Materials. The top five holdings as of August 31, 2018 represented approximately 21% of the Columbia portfolio and consisted of Amazon, Nvidia, PayPal, Salesforce.com and Facebook, Inc. Class A.

• Lyrical Asset Management LP (“Lyrical”)
Lyrical employs a deep value style with a high quality focus. Lyrical employs a value investing philosophy and believes that a portfolio of companies with low valuations relative to their long-term normalized earnings power will outperform the overall market over time and unlike some traditional value investors who are willing to own any business at the right price, Lyrical’s philosophy is to invest only in businesses that it believes are of good quality. Lyrical invests only in the common stock of companies within its investable universe, which is the top 1,000 U.S. listed stocks by market capitalization.

The following graph depicts the performance of Russell 1000® Indexii vs. the Lipper Large-Cap Core Funds Averagexvi

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2018

LARGE CAP EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Russell 1000® Index and the Lipper Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2018†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 1000® Index**	Lipper Large-Cap Core Funds Average**
Since inception 11/18/1991	8.64%	5.97%	10.11%	9.51%
10 years	9.90	7.20	10.93	9.74
5 years	13.48	10.69	14.36	12.79
3 years	13.17	10.41	15.84	14.10
1 year	18.89	16.03	19.82	17.55

See pages 26 through 29 for all footnotes.

Small-Mid Cap Equity Fund

ABOUT THE SUB-ADVISERS
• Neuberger Berman Investment Advisers LLC (“Neuberger”)
Neuberger employs in-depth research to identify out-of-favor small cap companies selling at a significant discount to intrinsic value, where there is a dynamic plan or event that is expected to both enhance value and narrow the price/value gap. Neuberger’s analysts seek to invest when there is a true disconnect between reality and market perception – something that occurs regularly in particular types of companies. For example, we believe the market tends to demonstrate inefficiency in pricing companies with complex corporate structures since many investors will not take the time to understand them. Neuberger’s valuation approach resembles the due diligence effort that Neuberger’s a private equity firm might employ to evaluate the purchase of an entire company. Neuberger’s analysts also focus on investing in businesses where management has a significant ownership stake as, in our view, such companies tend to be more aligned with shareholders’ interests.

• Frontier Capital Management Co., LLC (“Frontier”)
Frontier is a research-driven firm specializing in the management of growth-oriented U.S. equity portfolios. Frontier believes that growth must be purchased at a reasonable price and that fundamental, bottom-up research is the cornerstone to adding value. The firm’s philosophy since its founding in 1980 is that stock prices ultimately follow earnings growth. Frontier believes that there are three key drivers of long-term, consistent performance and look for companies that possess, improving business models; unrecognized earnings power; and attractive valuations.

• Hahn Capital Management LLC (“Hahn”)
Hahn employs a bottom-up investment process to construct a portfolio of U.S. mid-cap companies that Hahn’s mid-cap value investment team believes possess a combination of high quality balance sheets, sustainable & durable business models, superior management and an attractive valuation relative to Hahn’s estimate of underlying intrinsic value. Protection of capital is the strategy’s primary goal with the ability to compound earnings an important secondary goal.

As of August 31, 2018, the Sub-advisers for the CGCM Small-Mid Cap Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Frontier Capital Management Co., LLC (“Frontier”), Hahn Capital Management LLC (“Hahn”), Neuberger Berman Investment Advisers LLC (“Neuberger”), Rutabaga Capital Management LLC (“Rutabaga”) and Westfield Capital Management Company, L.P. (“Westfield”).

As of August 31, 2018, the Fund returned 22.2% compared to the Russell 2500® Indexiii return of 23.3%. The Fund’s relative sector positioning was a contributor to performance while individual stock selection was a detractor. The Fund’s overweight to Information Technology and underweight to Real Estate and Utilities contributed to performance. Stock selection was strongest within Consumer Discretionary and weakest in the Information Technology and Health Care sectors. The top positions contributing to performance included Ross Stores, Greenhill & Co., Nektar Therapeutics, Keysight Technologies and the iShares Russell 2000® Value ETF while the top detractors included Mohawk Industries, Prothena Corp, Incyte Corp., Manitowoc Company and MACOM Technology Solutions Holdings.

The Fund’s holdings offered a dividend yield of 0.9% compared to the benchmark’s yield of 1.4%. On a valuation basis, the Fund’s forward P/E was 19.3, higher than the benchmark of 18.6. The higher premium can be attributed to the estimated 3-5 years earnings per share growth rate of 15.2% for the Fund compared to the benchmark of 14.2%. The top 10 individual positions by weight were the iShares Russell 2000® Value ETF, Keysight Technologies, Ross Stores, Becton, Dickinson and Company, Hexcel Corp., Jacobs Engineering Group, Euronet Worldwide, CBRE Group, Inc. Class A, IDEX Corp and Mid-America Apartment Communities.

For the fiscal year ending August 31, 2018, BlackRock performed in-line with the Russell 2500® Indexiii, which matched its passive mandate to track the index.

The portion of the Fund managed by Frontier trailed the benchmark gross of fees during the period mainly due to individual stock selection. Contributing to performance was relative positioning to the Real Estate, Information Technology and Health Care sectors. Detractors included Materials and Energy. Stock selection was strongest within the Energy and Financials, but weakest within Health Care and Information Technology. The top five contributors were O’Reilly Automotive, Aligh Technology, Zoetis, Inc. Class A, Cintas Corp, SS&C Technologies Holdings while the top five detractors were Expedia Group, Incyte Corp., Equifax, MACOM Technology Solutions Holdings and Euronet Worldwide. As of August 31, 2018, the top five holdings represented approximately 12% of Frontier’s portfolio and consisted of Global Payments, Cintas Corp., Cooper Companies, Worldpay, Inc. Class A and O’Reily Automotive.

The portion of the Fund managed by Hahn trailed the benchmark gross of fees due to their value strategy, relative sector positioning and stock selection. Contributing to performance was their relative positioning in Consumer Discretionary while detractors included Information Technology, Health Care and Real Estate. Stock selection was strongest within the Industrials and Real Estate sectors, but weakest within Health Care, Consumer Discretionary and Information Technology. The top five contributors were Ross Stores, Becton, Dickinson and Company, Jacobs

• Rutabaga Capital Management LLC (“Rutabaga”)
Rutabaga focuses exclusively on micro- and small capitalization stocks and looks to unearth uncommon or currently out-of-favor stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

• Westfield Capital Management Company, L.P. (“Westfield”)
Westfield favors investing in earnings growth stocks given a conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is Westfield’s belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2500® Index. The Fund will be substantially invested in securities in the Russell 2500® Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2500® Index.

Engineering Group, Keysight Technologies and CBRE Group, Inc. Class A while the top detractors were Mohawk Industries, Hanesbrands, Envision Healthcare, JELD-WEN Holdings, Inc. and Albermarle Corp. As of August 31, 2018, the top five holdings represented approximately 22% of Hahn’s portfolio and included Keysight Technologies, Becton, Dickinson and Company, Ross Stores, CBRE Group, Inc. Class A and Jacobs Engineering Group.

The portion of the Fund managed by Neuberger underperformed the benchmark gross of fees due to their value strategy and individual stock selection. Relative positioning to the Information Technology (overweight), Real Estate (underweight) and Financial (underweight) sectors contributed to performance while their underweight to Consumer Discretionary detracted somewhat. Stock selection was strongest within Consumer Discretionary, Health Care and Financials and weakest within Information Technology and Industrials. The top five contributors were SeaWorld Entertainment, Molina Healthcare, Ciena, Acxiom and Mellanox Technologies, Ltd., while the top detractors were Babcock & Wilcox Enterprises, MACOM Technology Solutions Holdings, Diebold Nixdorf Inc., TiVo Corp. and Crown Holdings. As of August 31, 2018, the top five holdings represented approximately 15% of Neuberger’s portfolio and consisted of Ciena, ARRIS International Plc, Verint Systems, Charles River Laboratories International and Mellanox Technologies, Ltd.

The portion of the Fund managed by Rutabaga outperformed the benchmark gross of fees due to their relative sector positioning and individual stock selection. Relative positioning to Real Estate (underweight) and Materials (underweight) added to performance while their underweight to Health Care and overweight to Industrials detracted from performance. Stock selection was strongest within Financials, Consumer Discretionary and Consumer Staples, but weakest within Energy. The top five contributors were Lindblad Expeditions Holdings, Greenhill & Co., Thermon Group Holdings, SPX Flow, and Calgon Carbon, while the top five detractors were Key Energy Services, Tivity Health, Manitowoc Company, Granite Construction and Textainer Group Holdings Limited. As of August 31, 2018, the top five holdings represented approximately 28% of Rutabaga’s portfolio and consisted of Andersons, Lindblad Expeditions Holdings, Cooper Tire & Rubber Company, Varex Imaging and Mistras Group.

The portion of the Fund managed by Westfield outperformed the benchmark gross of fees due to their growth strategy, relative sector positioning and individual stock selection. Relative positioning to most sectors except Energy (underweight) and Materials (overweight) added to performance. Stock selection was strongest within Information Technology, Consumer Discretionary and Financials, but weakest within Health Care, Industrials and Materials. The top five contributors were Eldorado Resorts, The Bank of N.T. Butterfield & Son Limited, Nektar Therapeutics, Zendesk and Integrated Device Technology while the top five detractors were Prothena Corp. Plc, Clovis Oncology, DexCom, Aclaris Therapeutics and Berry Global Group. As of August 31, 2018, the top five holdings represented approximately 10% of Westfield’s portfolio and consisted of Masimo, ICON Plc., Bio-Rad Laboratories, Inc. Class A, Eldorado Resorts and Ultimate Software Group.

The following graph depicts the performance of Russell 2500® Indexiii vs. the Lipper Small-Cap Core Funds Averagexvii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2018

SMALL-MID CAP EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Russell 2500® Index and the Lipper Small-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL-MID CAP EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2018†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 2500® Index**	Lipper Small-Cap Core Funds Average**
Since inception 11/18/1991	9.50%	5.97%	11.30%	10.91%
10 years	9.22	6.52	11.03	10.01
5 years	10.65	7.90	12.96	11.60
3 years	9.74	7.03	14.96	13.87
1 year	22.17	19.20	23.33	21.17

See pages 26 through 29 for all footnotes.

International Equity Fund

ABOUT THE SUB-ADVISERS
• Victory Capital Management, Inc. (“Victory Capital”)
Victory Capital’s investment franchise, Trivalent Investments, employs a bottom-up investment approach that emphasizes individual stock selection. The investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P Developed ex-U.S. Small Cap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

• Wellington Management Company, LLP (“Wellington”)
Tracing our history to 1928, Wellington is one of the world’s largest independent investment management firms. With over US$1 trillion in assets under management as of 30 June 2018, we serve as a trusted investment adviser to more than 2,200 institutional clients and mutual fund sponsors in over 60 countries. Our comprehensive investment capabilities are built on the strength of rigorous, proprietary research and span nearly all segments of the global capital markets, including equity, fixed income, multi-asset, and alternative strategies. As a private partnership whose sole business is investment management, our long-term views and interests are aligned with those of our clients. Our commitment to investment excellence is evidenced by our significant presence and long-term track records in nearly all sectors of the global securities markets.

• Causeway Capital Management LLC (“Causeway”)

Causeway’s international developed market investment philosophy is based on a long-term value strategy and the investment team applies an active, bottom-up, research-intensive approach towards stock selection.

Causeway’s investment approach seeks to identify under-priced stocks of high quality companies believed to be exhibiting superior financial strength as compared to peers. In addition to fundamental analysis, quantitative research is considered an integral part of the process and is used for screenings of investment candidates as well as risk management. Portfolio managers work as a team to make investment decisions and are supported by the firm’s dedicated fundamental and quantitative research analysts. Analysts and portfolio managers are assigned global industry-specific research responsibilities. Fundamental

As of August 31, 2018, the Sub-advisers for the CGCM International Equity Fund (“Fund”) were BlackRock Financial Management Inc. (“BlackRock”), Causeway Capital Management, LLC (“Causeway”), OppenheimerFunds, Inc. (“OFI”), Schroders Investment Management North America, Inc. (“Schroders”), Victory Capital Management Inc. (“Victory Capital”) and Wellington Management Company, LLP (“Wellington”). Please note Victory Capital was added as a Sub-adviser on November 27, 2017 and Wellington was added as a Sub-adviser on December 4, 2017.

For the fiscal year ending August 31, 2018, the Fund returned 4.2% compared to the MSCI EAFE® Index (Net)vi return of 4.4%. The Fund’s relative country selection contributed to performance while individual stock selection within those countries detracted. The Fund’s overweight to emerging markets added to performance but their underweight to Japan detracted. Individual stock selection was strongest in Europe and weakest in emerging markets and Japan. The top five positions contributing to performance included Volkswagen AG Pref, BP PLC, AstraZeneca PLC, CSL Limited and Temenos AG while the top five detractors were British American Tobacco PLC., UniCredit SPA, BNP Paribas SA Class A., Takeda Pharmaceutical Co. Ltd, and Bayer AG.

The Fund’s holdings offered a dividend yield of 2.9% compared to the benchmark of 3.2%. On a valuation basis, the Fund’s forward P/E was 14.1, in-line with the benchmark which was also 14.1. The estimated 3-5 years earnings per share growth for the Fund is 10.3%, compared to the benchmark of 9.8%. The top 10 individual positions by weight were BP PLC, AstraZeneca PLC, Novartis AG, Total SA, SAP SE, Prudential PLC, Royal Dutch Shell PLC Class B, Nestle SA, China Mobile Limited and Roche Holding Ltd Genusssch.

For the fiscal year ending August 31, 2018, BlackRock performed in-line with the MSCI EAFE® Index (Net)vi gross of fees, which matched its passive mandate to track the index.

The portion of the Fund managed by Causeway was in-line with the Fund’s benchmark gross of fees despite being a value manager in a market where international value stocks underperformed international growth stocks during the fiscal year ending August 31, 2018. Relative country allocation added to performance, but was offset by the individual security selection within those countries. When combining both the country allocation and security selection effect together, the top contributors to performance included Germany, Canada, Spain, Sweden and Australia while the top detractors included Japan, France, Italy, Switzerland and China. From a sector standpoint, contributors to performance included Energy, Materials and Industrials while detractors included Consumer Staples, Information Technology and Health Care. At fiscal year-end, the top five holdings represented approximately 17% of Causeway’s portfolio and consisted of Volkswagen AG Pref, Linde AG TEMP, China Mobile Limited, ABB Ltd. and BP PLC.

The portion of the Fund managed by OFI underperformed the Fund’s benchmark gross of fees during the fiscal year ending August 31, 2018. Relative country allocation added to performance, but was offset by the individual security selection research is further organized into six research clusters: financials/materials, consumer, industrial/ manufacturing, energy, technology and health care. Causeway’s unconstrained, international established market value equity approach invests in a variety of market capitalization ranges, but primarily in large- and midcapitalization non-U.S. developed market companies. Causeway can also invest in small-cap issues and less developed emerging markets. Value-driven security characteristics may include low price/earnings ratio, low price/ book ratio, low price/cash flow ratio and high dividend yield, but may also include out-of-favor companies that may have high rates of growth of earnings. Sector and regional weights are byproducts of the investment process.

•  BlackRock Financial Management, Inc. (“BlackRock”)

BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE® Index (Net). The Fund will be substantially invested in securities in the MSCI EAFE® Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE® Index (Net).

• OppenheimerFunds, Inc. (“OFI”)
OFI’s Global Equity team seeks to generate alpha through high conviction decisions driven by fundamental bottom-up analysis. Several secular growth themes are used as a way to focus attention on segments of the global marketplace that may grow faster than world GDP. The team’s investment process is driven by a number of very powerful, long-term economic, demographic and technological forces summarized as MANTRA®—Mass Affluence, New Technologies, Restructuring and Aging. The portfolio managers utilize a bottom-up, fundamental investment approach, and seek to invest initially in high-quality companies that are temporarily out of favor; trading at attractive valuations; and which demonstrate sustainable, above-average growth potential over a three- to five-year time horizon. The process is indexagnostic, searching for companies with high growth rates and high quality balance sheets with minimal focus with respect to region or country, sector or security.

• Schroders Investment Management North America, Inc. (“Schroders”)
Schroders uses a bottom-up growth oriented approach towards stock selection and employs a fundamental, research driven process to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroders’ “best ideas” portfolio blends both core and opportunistic holdings.

within those countries. When combining both the country allocation and security selection effect together, the top contributors to performance included Switzerland, Spain, Sweden, Belgium and Australia while top detractors included Japan, United Kingdom, Finland, China and India. From a sector standpoint, contributors to performance included Financials, Information Technology, Health Care, Consumer Staples and Industrials while detractors included Consumer Discretionary, Energy and Telecommunication Services. At fiscal year-end, the top five holdings represented approximately 11% of OFI’s portfolio and consisted of Temenos AG, Infineon Technologies AG, SAP SE, CSL Limited and ICICI Bank Limited Sponsored ADR.

The portion of the Fund managed by Schroders outperformed the Fund’s benchmark gross of fees during the fiscal year ending August 31, 2018. The strategy’s growth bias along with their relative country allocation and individual security selection within those countries added to performance. When combining both the country allocation and security selection effect together, the top contributors included Belgium, Sweden, Netherlands, Australia and Japan while the top detractors included Spain, Germany, Finland and Brazil. From a sector standpoint, contributors included Information Technology, Financials, Materials and Consumer Staples while detractors included Consumer Discretionary, Industrials, Telecommunication Services and Energy. At fiscal year-end, the top five holdings represented approximately 11% of Schroder’s portfolio and consisted of Nestle SA, Total SA, Novartis AG, Toyota Motor Corp. and AIA Group Limited.

The portion of the Fund managed by Wellington underperformed the Fund’s benchmark gross of fees since Wellington’s inception on December 4, 2017 through fiscal year-end on August 31, 2018. The strategy’s value bias acted as a headwind along with their security selection, however their country allocation added to performance. When combining both the country allocation and security selection effect together, top contributors included the United Kingdom, Sweden, Italy, Spain and Germany while top detractors included France, Netherlands, Switzerland, India and Korea. From a sector standpoint, Energy and Consumer Staples added value, but Financials, Consumer Discretionary, Materials and Health Care were the larger detractors. At fiscal year-end, the top five holdings represented approximately 13% of Wellington’s portfolio and consisted of Total SA, BP PLC, Eni SPA, AstraZeneca PLC and Honda Motor Co, LTD.

The portion of the Fund managed by Victory Capital outperformed the Fund’s benchmark gross of fees since Victory Capital’s inception on November 27, 2017 through fiscal year-end on August 31, 2018. Relative country allocation slightly detracted from performance with the main driver of returns coming from their security selection within those countries. When combining both country allocation and security selection effect, key contributors included France, Germany, Italy and Hong Kong while detractors included the United Kingdom, Netherlands, Norway and Korea. From a sector standpoint, Energy, Health Care, Information Technology and Real Estate added to performance while Financials, Materials and Telecommunication Services detracted somewhat. At fiscal year-end, the top five holdings represented approximately 6% of Victory Capital’s portfolio and consisted of Wirecard AG, Teleperformance SE, IpsenSA, Logitech International SA and Amplifon SPA.

The following graph depicts the performance of MSCI EAFE® Index (Net)vi vs. the Lipper International Large-Cap Core Funds Averagexviii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2018

INTERNATIONAL EQUITY FUND

Comparison of $10,000 Investment in the Fund with the Morgan Stanley Capital International Europe, Australasia,

Far East (MSCI EAFE®) Index (Net) and the Lipper International Large-Cap Core Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2018†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI EAFE® Index (Net)**	Lipper International Large-Cap Core Funds Average**
Since inception 11/18/1991	5.41%	2.81%	5.18%	6.45%
10 years	3.43	0.90	3.66	3.65
5 years	4.85	2.28	5.73	4.95
3 years	7.19	4.59	7.04	5.96
1 year	4.15	1.64	4.39	3.21

See pages 26 through 29 for all footnotes.

Emerging Markets Equity Fund

ABOUT THE SUB-ADVISERS
• Van Eck Associates Corporation (“VanEck”)
VanEck is privately held global asset management firm founded in 1955. VanEck’s mission is to develop and offer investors forward-looking, intelligently designed investment strategies that strengthen a long-term portfolio. VanEck’s Emerging Markets Equity Strategy (“Strategy”) seeks long-term competitive risk-adjusted returns through investments that demonstrate structural growth at a reasonable price. The Strategy seeks to uncover structural growth opportunities wherever they exist within emerging markets, and employs a fundamentally driven stock selection and research process with the flexibility to invest across the market capitalization spectrum.
• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock Financial Management, Inc. employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI Emerging Market Index (Net). The Fund will be substantially invested in securities in the MSCI Emerging Market Index (Net), and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI Emerging Market Index (Net).
• Lazard Asset Management, LLC (“Lazard”)

Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.

Lazard manages a relative value strategy (“Value Strategy”) and invests primarily in equity securities, principally common stocks,

As of August 31, 2018, the Sub-advisers for the CGCM Emerging Markets Equity Fund (“Fund”) were BlackRock Financial Management, Inc. (“BlackRock”), Van Eck Associates Corporation (“VanEck”) and Lazard Asset Management, LLC (“Lazard”).

For the fiscal year ending August 31, 2018, the Fund returned -5.6% compared to the MSCI Emerging Markets Index (Net)v return of -0.7%. The underperformance can be contributed to a combination of country allocation and stock selection within those countries with some of the key detractors including exposures to Turkey, Russia and Taiwan.

The Fund’s holdings offered a dividend yield of 2.5%, in-line with the MSCI Emerging Market’s Index (Net)v yield of 2.5%. On a valuation basis, the Fund’s forward P/E was 12.1 compared to the benchmark which was 12.0. The estimated 3-5 years earnings per share growth for the Fund is 13.5%, compared to the benchmark of 14.5%. The top 10 individual positions by weight were Tencent Holdings Ltd., Alibaba Group Holdings Ltd., Samsung Electronics Co, Ltd., Taiwan Semiconductor Manufacturing Co., Ltd., China Construction Bank Corporation Class H., Samsung Electronics Co Ltd PFD Non-Voting, Pin An Insurance (Group) Company of China, Ltd. Class H, Naspers Limited Class N, SK Hynix Inc. and China Mobile Limited Sponsored ADR.

For the fiscal year ending August 31, 2018, BlackRock performed in-line with the MSCI Emerging Markets Index (Net)v, which matched its passive mandate to track the index.

The portion of the Fund managed by VanEck underperformed the Fund’s market index benchmark gross of fees, the MSCI Emerging Markets Index (Net)v, for the fiscal year ending August 31, 2018. Unfavorable stock selection in China, India and Taiwan detracted from performance while stock selection in Korea and South Africa added to performance. From a sector perspective, stock selection within Consumer Discretionary, Staples and Real Estate added value, while stock selection in Financials, Health Care, Industrials and Utilities detracted value. Top contributors included CIE Automotive S.A., Huazhu Group Ltd., Pin An Insurance (Group) Company, while top detractors included Tofas Turk Otomobil Fabrikasi A.S., MLP Saglik Hizmetleri AS Class B and Beijing Capital International Airport Co. Ltd Class H. At fiscal year-end, the top five holdings represented approximately 27% of VanEck’s portfolio and consisted of Alibaba, Tencent Holdings, Samsung Electronics, Ping An Insurance (Group) Company and Naspers Limited Class N.

The portion of the Fund managed by Lazard underperformed the Fund’s market index benchmark gross of fees, the MSCI Emerging Markets Index (Net)v, for the fiscal year ending August 31, 2018. Unfavorable exposures to Russia, Turkey and Brazil detracted from performance while favorable stock selection within China, Taiwan and Pakistan added to performance. From a sector perspective, the portfolio’s exposures to Consumer Discretionary and Utilities added value, while some key detractors included exposures to Financials, Information Technology, Telecommunication Services and Consumer Staples. Top contributors included Lukoil, Taiwan Semiconductor Manufacturing and SK Hynix Inc., while top detractors included Akbank, Banco do Brasil. At fiscal year-end, the top five of non-U.S. companies whose principal activities are located in emerging or developing market countries. In the Value Strategy, assets are invested in companies that are believed to be undervalued based on their earnings, cash flow or asset values. Lazard’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters and its selection process focuses on growth and considers the sustainability of growth and the tradeoff between valuation and growth.

The following graph depicts the performance of MSCI Emerging Markets Index (Net)v vs. the Lipper Emerging Markets Funds Averagexix

holdings represented approximately 22% of Lazard’s portfolio and consisted of China Construction Bank Corp., Samsung Electronics, Taiwan Semiconductor Manufacturing, China Mobile Limited and SK Hynix.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2018

EMERGING MARKETS EQUITY FUND

Comparison of $10,000 Investment in the Fund with the MSCI Emerging Markets Index (Net)
and the Lipper Emerging Markets Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY FUND Average Annual Total Returns for the Period Ended August 31, 2018†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI Emerging Markets Index (Net)**	Lipper Emerging Markets Funds Average**
Since inception 4/20/1994	4.70%	2.14%	N/A	5.87%
10 years	2.17	(0.34)	3.45	3.15
5 years	4.46	1.92	5.04	4.10
3 years	10.95	8.28	11.42	9.17
1 year	(5.61)	(7.90)	(0.68)	(2.99)

See pages 26 through 29 for all footnotes.

Core Fixed Income Fund

ABOUT THE SUB-ADVISERS
• Metropolitan West Asset Management LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including: (i) duration management; (ii) yield curve positioning; (iii) sector allocation; (iv) security selection; and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

• Western Asset Management Company (“WAMco”)
WAMco combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

• BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock’s Customized Core strategy employs a fundamental, diversified, relative-value approach that seeks alpha by strategically allocating among three alpha sources - macro strategies, sector allocation and security selection - based on best and highest information ratio ideas, and aims to provide superior long-term performance relative to the benchmark index by creating a diversified portfolio of investment grade securities. A disciplined and risk-budgeted risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of all securities.

As of August 31, 2018, the Sub-advisers for the CGCM Core Fixed Income Fund (“Fund”) were Metropolitan West Asset Management, LLC (“MetWest”), Western Asset Management Company (“WAMco”) and BlackRock Financial Management, Inc. (“BlackRock”).

For the fiscal year ending August 31, 2018, the Fund returned -1.4% compared its benchmark, the Bloomberg Barclays U.S. Aggregate BondTM Indexxiii which returned -1.1%.

The portion of the Fund managed by MetWest outperformed the Bloomberg Barclays U.S. Aggregate BondTM Index (“benchmark”), gross of fees during the fiscal year ending August 31, 2018. Outperformance was driven by a defensive duration profile of the portfolio, which was extended on the backup in rates to a slightly longer than Index position near the latter part of this period. Relative sector positioning further contributed, particularly the off-Index allocation to high yield corporates, while the emphasis on higher quality issues in the investment grade corporate space was a drag as lower quality generally outpaced higher quality bonds over the past year. The overweight to securitized products further benefited relative returns, led by subprime non-agency MBS, government guaranteed student loan ABS, and CMBS, as these sectors enjoyed favorable supply/demand technicals and were relatively insulated from the aforementioned macro volatility. However, issue selection within fixed rate, lower coupon agency MBS detracted given higher rates and the diminishing role of the Fed as the largest sponsor of agency MBS.

The portion of the Fund managed by BlackRock outperformed the Fund’s market index benchmark during the fiscal year ending August 31, 2018, gross of fees. Over the period, U.S. rates moved notably higher and the yield curve flattened dramatically as the Federal Reserve continued on its hiking cycle and the market grappled with tax reform and geopolitical risks. U.S. tax cuts and plans for more government spending were tailwinds for growth, however, the rise of U.S. protectionism in trade policy has created uncertainty. The primary drivers of alpha generation (excess returns versus the benchmark) were individual security selection within spread sectors, as well as yield curve and duration management of the portfolio. The portfolio’s positioning and security selection within investment grade credit was the primary contributor to performance, notably within financials and industrials. As credit spreads began to widen earlier in the year, first at the front end of the curve and then further out, the team moved to an overweight position as entry points became attractive across the curve. In terms of duration positioning, the portfolio moved to an overweight position earlier in the year as rates moved higher and have tactically traded that position since. Positioning within CMBS also contributed positively to performance. Over the year, there were no notable detractors from performance.

The portion of the Fund managed by Western underperformed the Fund’s market index benchmark during the fiscal year ending August 31, 2018, gross of fees. A tactical duration overweight position weighed on performance over the one-year period as U.S. Treasury rates ended meaningfully higher, with the 2-year U.S. Treasury yield up 127 bps to 2.62%, the 10-Year U.S Treasury yield up 70 bps to 2.86%, and the 30-year U.S. Treasury yield up 25 bps to 3.02%. The Fund’s yield curve positioning helped provide an offset to the negative duration contribution as

The following graph depicts the performance of Bloomberg Barclays U.S. Aggregate BondTM Indexxiii vs. the Lipper Core Bond Funds Averagexx

the yield curve flattened over the period. Emerging market exposure was also a large detractor, contributing as much to the negative performance as did the duration overweight. The deterioration of multiple EM currencies against the U.S. dollar, which was precipitated by a number of geopolitical events, played a large part in the negative performance of Emerging Market Debt. Over the 12-month period ended August 31, 2018, the Argentine peso (ARS) declined over 53% against the USD, the Brazilian real (BRL) declined 22.5%, and the Mexican peso (MXN) declined 6.7%. The poor performance in Emerging Market Debt was partially offset by positive performance from developed non-USD positions, namely the Fund’s euro short, as the currency declined 2.2% over the period. During the period, the Fund’s overweight to High-Yield contributed positively, aided by strong corporate earnings and relatively low defaults. Structured products positions, especially in non-agency RMBS and CMBS benefited, as fundamentals for the overall real estate sector were strong. Finally, the Fund’s TIPS exposure, which serves as a diversifier and as a hedge to our base inflation view contributed positively to performance as breakeven rates rose with increasing inflation expectations.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2018

CORE FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg Barclays U.S. Aggregate Bond™ Index and the Lipper
Core Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2018†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Aggregate Bond™ Index**	Lipper Core Bond Funds Average**
Since inception 11/18/1991	5.20%	2.61%	5.49%	5.38%
10 years	4.51	1.94	3.70	3.83
5 years	2.56	0.03	2.49	2.34
3 years	1.81	(0.71)	1.76	1.76
1 year	(1.35)	(3.80)	(1.05)	(1.10)

See pages 26 through 29 for all footnotes.

High Yield Fund

ABOUT THE SUB-ADVISERS
• Eaton Vance Management (“Eaton Vance”)
Eaton Vance monitors the credit quality of securities held by the Fund and other securities available to the Fund. Although Eaton Vance considers security ratings when making investment decisions, it performs its own credit and investment analysis utilizing various methodologies including “bottom up/top down” analysis and consideration of macroeconomic and technical factors, and does not rely primarily on the ratings assigned by the rating services. Eaton Vance attempts to improve yield and preserve and enhance principal value through timely trading. Eaton Vance also considers the relative value of securities in the marketplace in making investment decisions.

• Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

As of August 31, 2018, the Sub-advisers for the CGCM High Yield Bond Fund (“Fund”) were Western Asset Management Company (“Western”) and Eaton Vance Management (“Eaton Vance”).

For the fiscal year ending August 31, 2018, the Fund returned 3.5% compared to its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Indexxv which returned 3.4%.

The portion of the Fund managed by Eaton Vance modestly underperformed the Fund’s market benchmark gross of fees during the fiscal year ending August 31, 2018. While security selection was positive over this period, sector selection was modestly negative. Credit selection in the services sector led performance relative to the Index; however, this was offset by adverse credit selection in the energy sector. Meanwhile an underweight in the underperforming banking sector aided relative performance, but an underweight in telecommunications proved a headwind to relative performance. At the end of the period, Eaton Vance was overweight the Utility and Healthcare sectors and underweight the Cable-Media and Telecommunications sectors. Eaton Vance believes that while the U.S. economic backdrop is healthy and the corporate fundamentals of high yield issuers have continued to modestly improve and remain healthy, valuations are relatively full and potential headwinds remain. Although the backdrop for high yield bonds remains supportive, rising input costs, the continued tightening of financial conditions and ongoing uncertainty regarding the future of U.S. trade policy with key trading partners could lead to elevated volatility. At the same time, a lack of new issuance has outweighed soft demand for U.S. high yield and we expect limited net-new issuance to persist moving forward, potentially helping to dampen volatility when it arises. Although valuations are relatively full at the end of the period, on a risk-adjusted basis, Eaton Vance believes the carry in high yield remains attractive relative to many alternatives.

The portion of the Fund managed by Western outperformed the Fund’s market benchmark gross of fees during the fiscal year ending August 31, 2018. Issue selection was a key contributor to performance. Quality positioning had a marginally positive impact on relative performance as the benefit of an overweight to top performing CCC’s and underweight to bottom performing BB’s more than offset the detraction for an allocation to investment grade credit, which in general underperformed high yield. Sub-sector allocation aided relative performance due in large part to an overweight to Exploration & Production (9.49%), and underweight to Technology (2.60%) and Wirelines (1.98%). Opportunistic allocation to bank loans aided relative performance as loans outperformed high yield bonds. The portfolio maintained a long duration position throughout the period which detracted from performance as rates rose.

The following graph depicts the performance of Bloomberg Barclays U.S. Corporate High Yield Bond Indexxv vs. the Lipper High Yield Funds Averagexxi

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2018

HIGH YIELD FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg Barclays U.S. Corporate High Yield Bond Index
and the Lipper High Yield Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD FUND Average Annual Total Returns for the Period Ended August 31, 2018†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Corporate High Yield Bond Index**	Lipper High Yield Funds Average**
Since inception 7/13/1998	4.49%	1.93%	6.58%	5.53%
10 years	6.90	4.29	8.50	6.92
5 years	3.74	1.19	5.63	4.46
3 years	5.27	2.68	7.00	5.45
1 year	3.47	0.92	3.40	2.62

See pages 26 through 29 for all footnotes.

International Fixed Income Fund

ABOUT THE SUB-ADVISER
• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2018, the Sub-adviser for the CGCM International Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2018, the Fund returned 2.3% compared to its benchmark, the FTSE Non-USD World Government Bond Index USD-Hedgedxxii which returned 2.0%.

The Fund outperformed the Fund’s benchmark gross of fees for the fiscal year ending August 31, 2018. Out-of-benchmark exposure to U.S. duration detracted from performance as U.S. rates rose across the curve. However, this was more than offset by yield curve positioning, particularly short exposure to the front end of the U.S. yield curve as front-end yields underperformed intermediate and long-end yields. Overall, non-U.S. developed market interest rate positioning was positive for performance, including an underweight to Italian and U.K. interest rates as yields in these countries rose.. Spread strategies overall were positive for performance during the period. Select exposure to non-Agency mortgage-backed securities contributed to returns as U.S. home prices remained well-supported during the period. A modest allocation to U.S. TIPS contributed to returns as inflation expectations increased during the period. Lastly, exposure to select higher carry emerging market currencies, including the Argentinian peso, Russia ruble, and Turkish lira, detracted from returns as these currencies depreciated relative to the U.S. dollar.

The following graph depicts the performance of the FTSE Non-USD World Government Bond Index (USD) - Hedgedxxii vs. the FTSE Non-USD World Government Bond Index (USD) - Unhedgediv and the Lipper International Income Funds Averagexxiii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2018

INTERNATIONAL FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the FTSE Non-USD World Government Bond Index
(USD) - Hedged, FTSE Non-USD World Government Bond Index (USD) - Unhedged
and the Lipper International Income Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2018†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	FTSE Non-USD WGBI (USD) - Hedged**	FTSE Non-USD WGBI (USD) - Unhedged**	Lipper International Income Funds Average**
Since inception 11/18/1991	5.72%	3.11%	5.94%	5.12%	4.71%
10 years	4.97	2.38	4.12	1.93	3.35
5 years	4.05	1.49	4.17	0.48	1.42
3 years	4.24	1.67	3.31	3.01	2.55
1 year	2.25	(0.27)	1.95	(1.88)	-2.23

See pages 26 through 29 for all footnotes.

Municipal Bond Fund

ABOUT THE SUB-ADVISER
• McDonnell Investment Management, LLC (“McDonnell”)
McDonnell employs a value-added approach to active municipal bond management utilizing a team oriented philosophy. This approach attempts to maximize after-tax total returns while reducing the volatility in relative rates of return. By limiting dependence on market timing and tightly controlling duration, McDonnell reduces the portfolio’s exposure to interest rate relative risk. McDonnell utilizes extensive internal research to identify relative value opportunities among sectors and securities and to control credit risk. Additionally, McDonnell seeks to exploit yield curve anomalies through quantitative analysis of historical spreads and future expectations.

As of August 31, 2018, the Sub-adviser for the CGCM Municipal Bond Fund (“Fund”) was McDonnell Investment Management, LLC (“McDonnell”).

For the fiscal year ending August 31, 2018, the Fund returned -0.2% compared to its benchmark, the Bloomberg Barclays U.S. Municipal Bond Indexxxiv which returned 0.5%.

McDonnell outperformed the Fund’s benchmark for the fiscal year ending August 31, 2018. Yield curve posture with an overweight to the 10-year area of the curve was a net negative contributor to performance while security selection, particularly within the Hospital, Higher Education and Housing sectors, had the greatest positive contribution to performance. From a credit quality perspective within the index, the BBB category significantly outperformed higher quality for the period as it benefited from above market returns produced by the state of Illinois of which the Fund does not have exposure due to credit concerns. However, outperformance of the Fund’s AA-rated securities enhanced returns, which somewhat offset its underweight to BBBs.

U.S. rates rose, and the yield curve flattened against the backdrop of a strengthening economy boosted by a large injection of late-cycle fiscal stimulus through recently enacted tax cuts and spending increases. Pro-cyclical economic policy, although unorthodox, is expected to provide momentum to the current economic expansion which is already the second longest in the modern post-war period. In counterpoint, the Federal Reserve continued its efforts to ‘normalize’ monetary policy through a combination of rate hikes and reduced reinvestment of cash flows from its expanded balance sheet. The Fed executed three hikes totaling 75 basis points and indicated expectations for another 100 basis points by year-end 2019. Municipal yields rose and the yield curve flattened as the rate rise was reflected more strongly on the shorter-end of the curve where monetary policy can have the most direct impact. The municipal market experienced a surge in New Issue Supply in the fourth quarter of 2017 as tax policy was being debated, and a sharp slowdown in the pace of issuance thereafter. The supply slowdown occurred as a direct consequence of changes to the tax code which prohibited the use of tax-exempt debt to advance refund outstanding issues. Going forward, market participants expect supply to fall 15% to 25% shy of the pace that would normally have occurred before the prohibition was enacted. The supply shortfall in conjunction with the nominal, albeit temporary cut in the top marginal rate for individuals, contributed to continued compression in quality spreads as investors reached to find additional income.

•	Municipal yields rose moderately and the yield curve flattened.

•	Quality and sector spreads continued to narrow as investor ‘reach-for-yield’ remained a feature of the municipal market.

•	Limitation on the deductibility of State and Local taxes resulted in surging demand from individual investors for in-state paper in high tax ‘specialty states’.

•	Municipal issuance decelerated following the prohibition of tax-exempt advance refunding despite a pickup in new money issuance during the period.

Amid an otherwise favorable fundamental economic backdrop, investor unease surrounding U.S. trade policy and the potential negative impact on global growth

The following graph depicts the performance of the Bloomberg Barclays U.S. Municipal Bond Indexxxiv vs. the Lipper General & Insured Municipal Debt Funds Averagexxv

has increased. The U.S. unilaterally imposed tariffs on aluminum and steel imports and has threatened to impose additional rounds of tariffs on European automobile imports and a broader array of tariffs targeting imports from China. The negative undercurrent on trade has dampened the expectations of a synchronized acceleration of global growth and has contributed to stress across several Emerging Market economies which has been manifested, in some cases, in significant currency and equity market weakness. As yet, there has been little discernable impact on U.S. markets, but trade fallout may factor more directly into domestic monetary policy if the global growth outlook dims and the dollar funding squeeze abroad tightens.

Despite recent weakness abroad, we remain optimistic over the near-term as economic momentum and late-cycle fiscal stimulus provide a strong glide path for the continuation of the economic expansion. We have become less sanguine; however, regarding the longer-term economic consequences of the current fiscal trajectory and mindful of the ultimate impact of increased monetary restraint as the cycle inexorably works its way forward. We anticipate additional upward pressure on short-term rates and remain of the mind that longer-term yields are more likely to remain better contained both at this stage of the cycle and in light of the continued widening of rate differentials versus major market counterparts. We expect the economic and market impact from the Fed’s balance sheet reduction effort as well as recent strengthening of the dollar may act to restrain the pace and degree of Fed tightening over the medium-term horizon.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2018

MUNICIPAL BOND FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg Barclays U.S. Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND FUND Average Annual Total Returns for the Period Ended August 31, 2018†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Municipal Bond Index**	Lipper General & Insured Municipal Debt Funds Average**
Since inception 11/18/1991	4.58%	2.00%	5.38%	4.96%
10 years	3.69	1.13	4.32	4.16
5 years	3.39	0.84	4.12	4.34
3 years	1.86	(0.66)	2.71	2.70
1 year	(0.21)	(2.69)	0.49	0.81

See pages 26 through 29 for all footnotes.

Inflation-Linked Fixed Income Fund

ABOUT THE SUB-ADVISER
• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2018, the Sub-adviser for the CGCM Inflation-Linked Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2018, the Fund returned 0.6% compared to its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Indexxxvi which returned 0.8%.

The Fund underperformed its benchmark for the fiscal year ending August 31, 2018. An overweight to U.S. breakeven inflation added to performance as breakeven rates moved higher as core CPI firmed. An overall underweight to nominal U.S. and U.K. duration was positive for performance as interest rates rose in these regions. Modest exposure to select global linkers, including New Zealand, Canada and Australia, contributed to performance. Within spread sectors, holdings of select Agency and non-Agency mortgage-backed securities added to performance while exposure to USD denominated emerging market debt detracted from performance. . Lastly, exposure to higher carry emerging market currencies, including the Argentinian peso, was negative for performance as these currencies depreciated relative to the U.S. dollar during the period.

The following graph depicts the performance of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Indexxxvi vs. the Lipper Inflation Protected Bond Funds Averagexxviii

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2018

INFLATION-LINKED FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the Bloomberg Barclays U.S. Treasury Inflation Protected Securities
(TIPS) Index vs. the Lipper Inflation Protected Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INFLATION-LINKED FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2018†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index**	Lipper Inflation Protected Bond Funds Average**
Since inception 3/9/2016	2.46%	(0.07)%	2.15%	2.28%
10 years	N/A	N/A	3.03	2.33
5 years	N/A	N/A	1.88	1.24
3 years	N/A	N/A	2.20	1.97
1 year	0.55	(1.95)	0.83	0.84

See pages 26 through 29 for all footnotes.

Ultra-Short Term Fixed Income Fund

ABOUT THE SUB-ADVISER
• Pacific Investment Management Company LLC (“PIMCO”)
PIMCO is a leading global investment management firm, with offices in 11 countries throughout North America, Europe and Asia. Founded in 1971, PIMCO offers a wide range of innovative solutions to help millions of investors worldwide meet their needs. Our goal is to provide attractive returns while maintaining a strong culture of risk management and long-term discipline. PIMCO’s investment philosophy revolves around the principle of diversification. PIMCO believes that no single risk should dominate returns. PIMCO seeks to add value through the use of “top-down” strategies such as our exposure to interest rates, or duration, changing volatility, yield curve positioning and sector rotation. PIMCO also employs “bottom-up” strategies involving analysis and selection of specific securities.

As of August 31, 2018, the Sub-adviser for the CGCM Ultra-Short Term Fixed Income Fund (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”).

For the fiscal year ending August 31, 2018, the Fund returned 2.1% compared to its benchmark, the FTSE 3-Month U.S. Treasury Bill Indexxxvii which returned 1.5%.

The Fund outperformed its benchmark for the fiscal year ending August 31, 2018. Overall interest rate strategies were positive for performance including short exposure to U.S. duration as U.S. Treasury yields rose during the period. Additionally, U.S. yield curve positioning added to performance as the yield curve flattened during the period. Non-U.S. interest rate strategies, including a modest allocation to Mexican local interest rates, detracted from performance as Mexican yields rose. Overall spread sector strategies were positive for performance. An allocation to short-duration investment grade corporate credit, particularly within financials and industrials, added to performance. Select holdings of securitized credit, primarily non-Agency mortgage-backed securities, were positive for performance. Overall currency strategies contributed to performance. Short exposure to the British pound detracted from returns; however, this was more than offset by short exposure to the Australian and Canadian dollar at the start of the period as these currencies depreciated relative the U.S. dollar.

The following graph depicts the performance of the FTSE 3-Month U.S. Treasury Bill Indexxxvii vs. the Lipper Ultra-Short Obligations Funds Averagexxix

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2018

ULTRA-SHORT TERM FIXED INCOME FUND

Comparison of $10,000 Investment in the Fund with the FTSE 3-Month U.S. Treasury Bill Index vs. the Lipper Ultra-Short
Obligations Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ULTRA-SHORT TERM FIXED INCOME FUND Average Annual Total Returns for the Period Ended August 31, 2018†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	FTSE 3-Month U.S. Treasury Bill Index**	Lipper Ultra-Short Obligations Funds Average**
Since inception 3/9/2016	2.05%	(0.47)%	0.88%	1.51%
10 years	N/A	N/A	0.32	1.13
5 years	N/A	N/A	0.46	0.90
3 years	N/A	N/A	0.75	1.20
1 year	2.09	(0.43)	1.49	1.58

See pages 26 through 29 for all footnotes.

Alternative Strategies Fund

ABOUT THE MANAGER
• Consulting Group Advisory Services, LLC
Consulting Group Advisory Services, LLC is a business of Morgan Stanley Wealth Management ("MSWM"). MSWM is one of the largest financial services firms in the U.S. with branch offices in all 50 states and the District of Columbia. MSWM’s advisory services are provided by its Consulting Group and Wealth Management Investment Resources business units.

Since inception on February 15, 2018, the CGCM Alternative Strategies Fund (“Fund”) returned -1.2% compared to its benchmark, the HFRX Global Hedge Fund USD Indexxxx, which returned -1.5%.

On July 16, 2018, there was one portfolio change within the Fund. AQR Managed Futures Fund was replaced by American Beacon AHL Managed Futures, which we view as an attractive complement to our other managed futures fund, Locorr Market Trend Fund. The removal was driven primarily by the disappointing performance of AQR as the investing environment for Managed Futures has become more volatile and non-trending. American Beacon AHL Managed Futures strategy (managed by AHL) performed better in these less trending market conditions, targeting 8 – 10% annualized volatility, which is lower than the volatility target of Locorr Market Trend (10 – 12%).

The top three funds that contributed to performance since inception were Driehaus Event Driven Fund, Goldman Sachs Absolute Return Tracker and Diamond Hill Long-Short Equity Fund. The bottom three funds that detracted from performance were Western Macro Opportunities Fund, AQR Managed Futures Strategy Fund and Eaton Vance Global Macro Absolute Return Fund.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/ or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ALTERNATIVE STRATEGIES FUND Average Annual Total Returns for the Period Ended August 31, 2018†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	HFRX Global Hedge Fund Index
Since inception 2/15/2018	(1.20)%	(2.23)%	(1.47)%
10 years	N/A	N/A	0.05
5 years	N/A	N/A	1.35
3 years	N/A	N/A	1.69
1 year	N/A	N/A	1.54

See pages 26 through 29 for all footnotes.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.morganstanley.com/cgcm.

*	The Funds are available only to investors participating in Morgan Stanley approved advisory programs. These programs charge an annual fee, which may be up to 2.50%.

**	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

i.	The S&P 500® Index tracks the performance of 500 widely held, large- capitalization U.S. stocks. Please note that an investor cannot invest directly in an index.

ii.	The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies based on the market capitalization. Please note that an investor cannot invest directly in an index.

iii.	The Russell 2500® Index includes the smallest 2,500 U.S. companies out of the Russell 3000® Index universe. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

iv.	The FTSE Non-USD World Government Bond Index (USD) — Unhedged — This index includes all the components of the World Government Bond Index except the United States. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of $25 million U.S. dollars. Those government securities that are excluded from the indices typically fall into three categories: floating- or variable rate bonds (including index-linked bonds); securities aimed principally at non-institutional investors such as savings bonds in the United States and Canada; and private placement-type securities, where liquidity may be poor and where accurate information on outstandings, market coupon, and maturity structure may be difficult or impossible to obtain. This index is designed to directly address the growing interest in and implementation of currency-hedged bond investments by global investors as a means of achieving low-risk interest rate diversification in their portfolios.

v.	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

vi.	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE® Index (Net) consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

vii.	The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

viii.	The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

ix.	The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

x.	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xi.	The MSCI EAFE® Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

xii.	The MSCI EAFE® Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

xiii.	The Bloomberg Barclays U.S. Aggregate BondTM Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related, and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xiv.	The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

xv.	The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xvi.	The Lipper Large-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xvii.

The Lipper Small-Cap Core Funds Average are equally weighted total returns using all the active funds available within the category of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xviii.

The Lipper International Large-Cap Core Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE® Index (Net). The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xix.	The Lipper Emerging Markets Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xx.	The Lipper Core Bond Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that invest at least 85% of their assets in domestic investment-grade debt issues (rated in top four grades) with any remaining in investment in non-benchmark sectors such as high-yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxi.	The Lipper High Yield Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxii.

The FTSE Non-USD World Government Bond Index (USD) Hedged and Unhedged are each sub-indices of the FTSE World Government Bond Index (WGBI), which is comprised of the global sovereign debt of over 20 countries representative in the Americas, EMEA, EMU, Asia Pacific, and Japan regions. The Non-U.S. Dollar WGBI includes all WGBI markets except the United States and is stated in U.S. dollar hedged or unhedged base currency terms. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xxiii.	The Lipper International Income Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxiv.

The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar- denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

xxv.

The Lipper General & Insured Municipal Debt Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

xxvi.	The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3/BBB- or better), have at lease one year to final maturity, and at least $250 million par amount outstanding.

xxvii.	The FTSE 3-Month U.S. Treasury Bill Index — Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the index. The index is rebalanced monthly by market capitalization.

xxviii.

The Lipper Inflation Protected Bond Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Inflation protected bond funds invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

xxix.	The Lipper Ultra-Short Obligations Funds Average — These are equally weighted total returns using all the active funds available within the category. Lipper analytical averages are an average of all funds in the specified investment objective’s universe. Averages include all funds in the group in existence for the period. The number of component funds always changes. Ultra short obligations funds invest primarily in investment-grade debt issues or better and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

xxx.	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

Fund Expenses

Example

As a shareholder of a Fund, you may incur two types of costs: (1) annual advisory program fees, which may be up to 2.50%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on March 1, 2018 and held for the six months ended August 31, 2018.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return(1)

Fund	Total Return Without Annual Advisory Program Fees(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Large Cap Equity Fund	7.52%	$1,000.00	$1,075.20	0.48%	$2.51
Small-Mid Cap Equity Fund	11.51%	1,000.00	1,115.10	0.62%	3.31
International Equity Fund	(2.47)%	1,000.00	975.30	0.67%	3.34
Emerging Markets Equity Fund	(14.33)%	1,000.00	856.70	0.82%	3.84
Core Fixed Income Fund	0.84%	1,000.00	1,008.40	0.55%	2.78
High Yield Fund	2.64%	1,000.00	1,026.40	1.03%	5.26
International Fixed Income Fund	1.03%	1,000.00	1,010.30	0.92%	4.66
Municipal Bond Fund	1.25%	1,000.00	1,012.50	0.67%	3.40
Inflation-Linked Fixed Income Fund	1.60%	1,000.00	1,016.00	1.27%	6.45
Ultra-Short Term Fixed Income Fund	1.03%	1,000.00	1,010.30	0.67%	3.39
Alternative Strategies Fund	(1.00)%	1,000.00	990.00	1.95%	9.78

(1)	For the six months ended August 31, 2018.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which may be up to 2.50% depending on the particular program through which you invest. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expenses reimbursements, the total return would have been lower.

(3)	Annualized Expense Ratios are based on the most recent 6 months expense ratios, which may differ from net expense ratios in the Financial Highlights.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).

Fund Expenses

(continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Large Cap Equity Fund	5.00%	$1,000.00	$1,022.79	0.48%	$2.45
Small-Mid Cap Equity Fund	5.00%	1,000.00	1,022.08	0.62%	3.16
International Equity Fund	5.00%	1,000.00	1,021.83	0.67%	3.41
Emerging Markets Equity Fund	5.00%	1,000.00	1,021.07	0.82%	4.18
Core Fixed Income Fund	5.00%	1,000.00	1,022.43	0.55%	2.80
High Yield Fund	5.00%	1,000.00	1,020.01	1.03%	5.24
International Fixed Income Fund	5.00%	1,000.00	1,020.57	0.92%	4.69
Municipal Bond Fund	5.00%	1,000.00	1,021.83	0.67%	3.41
Inflation-Linked Fixed Income Fund	5.00%	1,000.00	1,018.80	1.27%	6.46
Ultra-Short Term Fixed Income Fund	5.00%	1,000.00	1,021.83	0.67%	3.41
Alternative Strategies Fund	5.00%	1,000.00	1,015.38	1.95%	9.91

(1)	For the six months ended August 31, 2018.
(2)	Annualized Expense Ratios are based on the most recent 6 months expense ratios, which may differ from net expense ratios in the Financial Highlights.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).

Schedules of Investments

August 31, 2018

Large Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS — 93.5%
CONSUMER DISCRETIONARY — 11.2%
Auto Components — 0.6%
32,126	Adient PLC	$1,390,735
59,868	Aptiv PLC	5,268,983
6,432	BorgWarner Inc.	281,529
9,060	Gentex Corp.	211,823
83,102	Goodyear Tire & Rubber Co. (The)	1,885,584
2,030	Lear Corp.	329,266
16,227	Tenneco Inc.	694,353
1,026	Visteon Corp.*	113,260

	Total Auto Components	10,175,533

Automobiles — 0.2%
121,516	Ford Motor Co.	1,151,972
40,743	General Motors Co.	1,468,785
5,117	Harley-Davidson Inc.	218,087
4,217	Tesla Inc.*(a)	1,272,100
1,451	Thor Industries Inc.	138,483

	Total Automobiles	4,249,427

Distributors — 0.1%
4,443	Genuine Parts Co.	443,634
9,587	LKQ Corp.*	330,943
1,276	Pool Corp.	209,596

	Total Distributors	984,173

Diversified Consumer Services — 0.2%
1,740	Bright Horizons Family Solutions Inc.*	207,808
148	Graham Holdings Co., Class B Shares	83,272
1,358	Grand Canyon Education Inc.*	161,792
6,158	H&R Block Inc.	166,636
23,138	New Oriental Education & Technology Group Inc., ADR	1,818,647
5,664	Service Corp. International	237,661
4,077	ServiceMaster Global Holdings Inc.*	245,721

	Total Diversified Consumer Services	2,921,537

Hotels, Restaurants & Leisure — 1.1%
7,618	Aramark	312,947
19,647	Caesars Entertainment Corp.*(a)	200,399
12,666	Carnival Corp.	778,832
3,600	Chipotle Mexican Grill Inc., Class A Shares*	1,710,648
1,151	Choice Hotels International Inc.	89,836
3,863	Darden Restaurants Inc.	448,262
1,318	Domino’s Pizza Inc.	393,502
2,597	Dunkin’ Brands Group Inc.(a)	189,295
5,326	Extended Stay America Inc.	107,479
3,173	Hilton Grand Vacations Inc.*	103,630
8,693	Hilton Worldwide Holdings Inc.	674,751
1,262	Hyatt Hotels Corp., Class A Shares	97,628
3,112	International Game Technology PLC	65,476
11,053	Las Vegas Sands Corp.	723,087
9,146	Marriott International Inc., Class A Shares	1,156,695
24,495	McDonald’s Corp.	3,973,824
16,114	MGM Resorts International	467,145
6,403	Norwegian Cruise Line Holdings Ltd.*	343,265
5,269	Royal Caribbean Cruises Ltd.	645,874

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 11.2% — (continued)
Hotels, Restaurants & Leisure — 1.1% — (continued)
2,377	Six Flags Entertainment Corp.(a)	$160,566
41,877	Starbucks Corp.	2,238,326
1,254	Vail Resorts Inc.	373,755
5,249	Wendy’s Co. (The)	92,645
3,004	Wyndham Hotels & Resorts Inc.	170,477
2,883	Wyndham Worldwide Corp.	127,429
3,187	Wynn Resorts Ltd.	472,760
71,668	Yum China Holdings Inc.	2,772,118
10,091	Yum! Brands Inc.	876,807

	Total Hotels, Restaurants & Leisure	19,767,458

Household Durables — 0.3%
10,852	DR Horton Inc.	483,023
3,482	Garmin Ltd.	237,263
3,928	Leggett & Platt Inc.	178,488
8,886	Lennar Corp., Class A Shares	459,140
600	Lennar Corp., Class B Shares	25,308
1,946	Mohawk Industries Inc.*	372,834
14,084	Newell Brands Inc.	305,904
98	NVR Inc.*	261,508
7,657	PulteGroup Inc.	214,013
1,233	Tempur Sealy International Inc.*(a)	68,296
4,274	Toll Brothers Inc.	154,847
21,813	Whirlpool Corp.	2,726,189

	Total Household Durables	5,486,813

Internet & Direct Marketing Retail — 3.3%
20,018	Amazon.com Inc.*	40,290,429
3,098	Booking Holdings Inc.*	6,045,902
44,075	Ctrip.com International Ltd., ADR*	1,725,536
3,754	Expedia Group Inc.	489,897
12,989	Netflix Inc.*	4,775,795
150,552	Qurate Retail Inc., Class A Shares*	3,129,976
3,112	TripAdvisor Inc.*	169,013
1,705	Wayfair Inc., Class A Shares*	230,465

	Total Internet & Direct Marketing Retail	56,857,013

Leisure Products — 0.1%
2,872	Brunswick Corp.	190,758
3,539	Hasbro Inc.	351,458
9,893	Mattel Inc.*	152,649
1,767	Polaris Industries Inc.	191,631

	Total Leisure Products	886,496

Media — 1.4%
1,421	AMC Networks Inc., Class A Shares*	89,253
137	Cable One Inc.	114,770
10,239	CBS Corp., Class B Shares	542,872
5,567	Charter Communications Inc., Class A Shares*	1,727,997
3,505	Cinemark Holdings Inc.	130,807
213,145	Comcast Corp., Class A Shares	7,884,233
4,661	Discovery Inc., Class A Shares*(a)	129,716
10,517	Discovery Inc., Class C Shares*	269,656
6,899	DISH Network Corp., Class A Shares*	243,880
3,326	GCI Liberty Inc., Class A Shares*	163,240
11,665	Interpublic Group of Cos., Inc. (The)	272,378

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 11.2% — (continued)
Media — 1.4% — (continued)
1,383	John Wiley & Sons Inc., Class A Shares	$89,273
1,064	Liberty Broadband Corp., Class A Shares*	86,184
2,970	Liberty Broadband Corp., Class C Shares*	240,837
896	Liberty Media Corp-Liberty Formula One, Class A Shares*	31,342
6,003	Liberty Media Corp-Liberty Formula One, Class C Shares*	221,871
2,894	Liberty Media Corp-Liberty Sirius XM, Class A Shares*	135,265
5,260	Liberty Media Corp-Liberty Sirius XM, Class C Shares*	247,430
1,912	Lions Gate Entertainment Corp., Class A Shares	44,970
3,040	Lions Gate Entertainment Corp., Class B Shares	68,248
4,275	Live Nation Entertainment Inc.*	212,382
549	Madison Square Garden Co. (The), Class A Shares*	165,765
11,011	News Corp., Class A Shares	143,914
4,110	News Corp., Class B Shares	55,896
7,006	Omnicom Group Inc.	485,656
40,300	Sirius XM Holdings Inc.(a)	286,130
3,006	Tribune Media Co., Class A Shares	110,891
32,694	Twenty-First Century Fox Inc., ADR, Class A Shares	1,484,308
15,044	Twenty-First Century Fox Inc., Class B Shares	675,476
11,314	Viacom Inc., Class B Shares	331,274
70,702	Walt Disney Co. (The)	7,920,038

	Total Media	24,605,952

Multiline Retail — 0.6%
8,379	Dollar General Corp.	902,670
98,009	Dollar Tree Inc.*	7,890,704
5,227	Kohl’s Corp.	413,508
9,512	Macy’s Inc.	347,664
3,586	Nordstrom Inc.	225,380
16,725	Target Corp.	1,463,437

	Total Multiline Retail	11,243,363

Specialty Retail — 2.7%
2,198	Advance Auto Parts Inc.	360,538
1,994	AutoNation Inc.*	90,428
8,180	AutoZone Inc.*	6,273,078
7,534	Best Buy Co., Inc.	599,405
2,087	Burlington Stores Inc.*	350,992
5,519	CarMax Inc.*	430,758
2,169	Dick’s Sporting Goods Inc.	81,207
1,295	Floor & Decor Holdings Inc., Class A Shares*	47,604
3,531	Foot Locker Inc.	174,078
6,549	Gap Inc. (The)	198,762
52,043	Home Depot Inc. (The)	10,448,673
6,940	L Brands Inc.	183,424
171,202	Lowe’s Cos., Inc.	18,618,218
3,798	Michaels Cos., Inc. (The)*	64,528
2,503	O’Reilly Automotive Inc.*	839,556
1,340	Penske Automotive Group Inc.	70,524
11,552	Ross Stores Inc.	1,106,451
3,850	Tiffany & Co.	472,203
19,552	TJX Cos., Inc. (The)	2,150,133
3,802	Tractor Supply Co.	335,641
15,331	Ulta Beauty Inc.*	3,986,060
2,081	Urban Outfitters Inc.*	96,725

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 11.2% — (continued)
Specialty Retail — 2.7% — (continued)
2,749	Williams-Sonoma Inc.(a)	$193,062

	Total Specialty Retail	47,172,048

Textiles, Apparel & Luxury Goods — 0.6%
1,369	Carter’s Inc.	145,018
970	Columbia Sportswear Co.	87,979
11,886	Hanesbrands Inc.	208,480
3,078	lululemon athletica Inc.*	476,875
4,486	Michael Kors Holdings Ltd.*	325,773
74,313	NIKE Inc., Class B Shares	6,108,529
2,413	PVH Corp.	345,445
1,628	Ralph Lauren Corp., Class A Shares	216,215
3,866	Skechers U.S.A. Inc., Class A Shares*	113,970
9,014	Tapestry Inc.	456,920
5,514	Under Armour Inc., Class A Shares*	112,761
6,058	Under Armour Inc., Class C Shares*	114,920
10,129	V.F. Corp.	933,185

	Total Textiles, Apparel & Luxury Goods	9,646,070

	TOTAL CONSUMER DISCRETIONARY	193,995,883

CONSUMER STAPLES — 6.1%
Beverages — 2.4%
28,390	Anheuser-Busch InBev SA, ADR(a)	2,646,800
1,869	Brown-Forman Corp., Class A Shares	98,384
8,584	Brown-Forman Corp., Class B Shares	448,256
577,987	Coca-Cola Co. (The)	25,760,881
4,888	Constellation Brands Inc., Class A Shares	1,017,682
6,043	Keurig Dr Pepper Inc.	137,780
96,871	Molson Coors Brewing Co., Class B Shares	6,465,171
12,668	Monster Beverage Corp.*	771,354
44,115	PepsiCo Inc.	4,941,321

	Total Beverages	42,287,629

Food & Staples Retailing — 1.0%
1,052	Casey’s General Stores Inc.	120,107
33,657	Costco Wholesale Corp.	7,846,456
26,518	Kroger Co. (The)	835,317
4,088	Sprouts Farmers Market Inc.*	108,209
14,851	Sysco Corp.	1,111,152
7,038	US Foods Holding Corp.*	229,369
26,354	Walgreens Boots Alliance Inc.	1,806,830
44,458	Walmart Inc.	4,261,744

	Total Food & Staples Retailing	16,319,184

Food Products — 1.6%
189,981	Archer-Daniels-Midland Co.	9,575,042
4,383	Bunge Ltd.	284,807
5,377	Campbell Soup Co.	212,123
11,795	Conagra Brands Inc.	433,466
5,576	Flowers Foods Inc.	112,356
18,501	General Mills Inc.	851,231
3,315	Hain Celestial Group Inc. (The)*	94,676
4,402	Hershey Co. (The)	442,489
8,507	Hormel Foods Corp.	333,049
2,246	Ingredion Inc.	227,003

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
CONSUMER STAPLES — 6.1% — (continued)
Food Products — 1.6% — (continued)
3,431	J.M. Smucker Co. (The)	$354,697
7,766	Kellogg Co.	557,521
18,794	Kraft Heinz Co. (The)	1,095,126
4,583	Lamb Weston Holdings Inc.	309,811
17,079	McCormick & Co., Inc.	2,132,826
235,080	Mondelez International Inc., Class A Shares	10,042,618
1,992	Pilgrim’s Pride Corp.*	36,832
3,694	Pinnacle Foods Inc.	245,356
1,977	Post Holdings Inc.*	192,283
9	Seaboard Corp.	33,163
1,514	TreeHouse Foods Inc.*	78,879
9,071	Tyson Foods Inc., Class A Shares	569,750

	Total Food Products	28,215,104

Household Products — 0.6%
7,676	Church & Dwight Co., Inc.	434,308
4,059	Clorox Co. (The)	588,474
26,588	Colgate-Palmolive Co.	1,765,709
1,671	Energizer Holdings Inc.	106,259
10,876	Kimberly-Clark Corp.	1,256,613
78,484	Procter & Gamble Co. (The)	6,510,248
771	Spectrum Brands Holdings Inc.	66,961

	Total Household Products	10,728,572

Personal Products — 0.1%
14,122	Coty Inc., Class A Shares	174,548
6,795	Estee Lauder Cos., Inc. (The), Class A Shares	952,116
3,468	Herbalife Nutrition Ltd.*	196,254
1,779	Nu Skin Enterprises Inc., Class A Shares	141,608

	Total Personal Products	1,464,526

Tobacco — 0.4%
59,034	Altria Group Inc.	3,454,670
48,410	Philip Morris International Inc.	3,770,655

	Total Tobacco	7,225,325

	TOTAL CONSUMER STAPLES	106,240,340

ENERGY — 5.8%
Energy Equipment & Services — 1.2%
2,705	Apergy Corp.*	122,320
12,941	Baker Hughes a GE Co.	426,665
224,725	Halliburton Co.	8,964,280
3,284	Helmerich & Payne Inc.	215,332
11,171	Nabors Industries Ltd.	68,925
119,881	National Oilwell Varco Inc.	5,642,799
7,182	Patterson-UTI Energy Inc.	123,028
1,750	RPC Inc.(a)	23,940
83,984	Schlumberger Ltd.	5,304,429
12,753	Transocean Ltd.*	154,439
33,712	Weatherford International PLC*(a)	81,583

	Total Energy Equipment & Services	21,127,740

Oil, Gas & Consumable Fuels — 4.6%
15,998	Anadarko Petroleum Corp.	1,030,271
4,392	Andeavor	671,054
7,956	Antero Resources Corp.*	147,266

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
ENERGY — 5.8% — (continued)
Oil, Gas & Consumable Fuels — 4.6% — (continued)
11,848	Apache Corp.	$519,298
13,799	Cabot Oil & Gas Corp.	328,830
6,066	Centennial Resource Development Inc., Class A Shares*(a)	116,892
6,515	Cheniere Energy Inc.*	436,049
28,989	Chesapeake Energy Corp.*	128,421
59,347	Chevron Corp.	7,030,246
2,897	Cimarex Energy Co.	244,739
7,278	CNX Resources Corp.*	116,011
6,047	Concho Resources Inc.*	829,346
149,435	ConocoPhillips	10,973,012
2,618	Continental Resources Inc.*	172,657
16,221	Devon Energy Corp.	696,368
3,054	Diamondback Energy Inc.	369,778
2,638	Energen Corp.*	204,577
61,026	EOG Resources Inc.	7,215,104
8,215	EQT Corp.	419,129
4,350	Extraction Oil & Gas Inc.*	50,243
132,001	Exxon Mobil Corp.	10,582,520
8,246	Hess Corp.	555,286
5,048	HollyFrontier Corp.	376,177
59,078	Kinder Morgan Inc.	1,045,681
7,953	Kosmos Energy Ltd.*	71,895
413,391	Marathon Oil Corp.	8,892,040
14,282	Marathon Petroleum Corp.	1,175,266
4,815	Murphy Oil Corp.	148,446
6,657	Newfield Exploration Co.*	181,603
14,882	Noble Energy Inc.	442,293
121,821	Occidental Petroleum Corp.	9,729,843
12,773	ONEOK Inc.	841,868
7,871	Parsley Energy Inc., Class A Shares*	218,578
3,452	PBF Energy Inc., Class A Shares	179,228
13,097	Phillips 66	1,552,125
24,607	Pioneer Natural Resources Co.	4,298,843
8,260	QEP Resources Inc.*	82,352
5,829	Range Resources Corp.	95,712
3,814	SM Energy Co.	114,763
103,526	Suncor Energy Inc.	4,263,201
6,748	Targa Resources Corp.	371,612
13,441	Valero Energy Corp.	1,584,425
2,895	Whiting Petroleum Corp.*	147,384
37,826	Williams Cos., Inc. (The)	1,119,271
12,309	WPX Energy Inc.*	234,733

	Total Oil, Gas & Consumable Fuels	80,004,436

	TOTAL ENERGY	101,132,176

FINANCIALS — 11.4%
Banks — 3.6%
4,919	Associated Banc-Corp.	134,043
294,668	Bank of America Corp.	9,114,081
1,161	Bank of Hawaii Corp.	96,514
3,980	Bank OZK	161,031
3,359	BankUnited Inc.	130,296
183,076	BB&T Corp.	9,457,706
861	BOK Financial Corp.	88,296

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.4% — (continued)
Banks — 3.6% — (continued)
3,727	CIT Group Inc.	$202,152
79,497	Citigroup Inc.	5,663,366
15,222	Citizens Financial Group Inc.	626,538
5,362	Comerica Inc.	522,688
2,874	Commerce Bancshares Inc.	204,226
1,713	Cullen/Frost Bankers Inc.	189,955
4,522	East West Bancorp Inc.	286,650
21,410	Fifth Third Bancorp	630,096
252	First Citizens BancShares Inc., Class A Shares	119,702
1,925	First Hawaiian Inc.	55,806
10,040	First Horizon National Corp.	184,937
27,561	First Republic Bank	2,799,922
9,560	FNB Corp.	128,582
34,698	Huntington Bancshares Inc.	562,455
105,584	JPMorgan Chase & Co.	12,097,815
33,061	KeyCorp	696,595
4,502	M&T Bank Corp.	797,529
3,800	PacWest Bancorp	191,862
11,809	People’s United Financial Inc.	218,585
2,442	Pinnacle Financial Partners Inc.	157,631
14,614	PNC Financial Services Group Inc. (The)	2,097,694
3,077	Popular Inc.	154,896
2,023	Prosperity Bancshares Inc.	151,401
35,226	Regions Financial Corp.	685,498
1,601	Signature Bank	185,300
7,280	Sterling Bancorp	166,348
14,507	SunTrust Banks Inc.	1,067,135
1,650	SVB Financial Group*	532,537
3,573	Synovus Financial Corp.	178,864
4,735	TCF Financial Corp.	120,032
1,649	Texas Capital Bancshares Inc.*	146,596
7,070	Umpqua Holdings Corp.	151,298
47,832	US Bancorp	2,588,189
2,778	Webster Financial Corp.	181,626
136,876	Wells Fargo & Co.	8,004,508
2,917	Western Alliance Bancorp*	168,165
1,791	Wintrust Financial Corp.	158,593
6,099	Zions Bancorporation	325,016

	Total Banks	62,582,755

Capital Markets — 2.8%
17,465	Affiliated Managers Group Inc.	2,551,462
39,877	Ameriprise Financial Inc.	5,660,939
181,902	Bank of New York Mellon Corp. (The)	9,486,189
8,152	BGC Partners Inc., Class A Shares	101,248
9,253	BlackRock Inc., Class A Shares	4,432,742
3,479	Cboe Global Markets Inc.	350,683
136,954	Charles Schwab Corp. (The)	6,955,894
10,583	CME Group Inc., Class A Shares	1,849,168
8,243	E*Trade Financial Corp.*	485,183
3,381	Eaton Vance Corp.	178,280
1,341	Evercore Inc., Class A Shares	142,347
1,149	FactSet Research Systems Inc.	263,569
9,866	Franklin Resources Inc.	313,147
11,024	Goldman Sachs Group Inc. (The)	2,621,617

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.4% — (continued)
Capital Markets — 2.8% — (continued)
2,390	Interactive Brokers Group Inc., Class A Shares	$148,562
17,763	Intercontinental Exchange Inc.	1,354,074
12,635	Invesco Ltd.	304,504
3,594	Lazard Ltd., Class A Shares	173,015
2,837	Legg Mason Inc.	88,514
2,603	LPL Financial Holdings Inc.	172,423
1,110	MarketAxess Holdings Inc.	210,700
5,184	Moody’s Corp.	922,856
38,879	Morgan Stanley(b)	1,898,462
653	Morningstar Inc.	92,935
15,056	MSCI Inc., Class A Shares	2,713,995
3,631	Nasdaq Inc.	346,543
6,453	Northern Trust Corp.	693,439
4,085	Raymond James Financial Inc.	380,068
7,827	S&P Global Inc.	1,620,580
4,156	SEI Investments Co.	262,160
11,670	State Street Corp.	1,014,240
7,360	T. Rowe Price Group Inc.	852,950
8,777	TD Ameritrade Holding Corp.	514,069
1,319	Virtu Financial Inc., Class A Shares(a)	28,754

	Total Capital Markets	49,185,311

Consumer Finance — 0.5%
13,453	Ally Financial Inc.	361,617
43,046	American Express Co.	4,562,015
15,092	Capital One Financial Corp.	1,495,466
329	Credit Acceptance Corp.*(a)	150,258
10,866	Discover Financial Services	848,852
8,694	Navient Corp.	118,586
2,099	OneMain Holdings Inc., Class A Shares*	77,033
3,956	Santander Consumer USA Holdings Inc.	85,371
14,607	SLM Corp.*	171,194
23,554	Synchrony Financial	745,955

	Total Consumer Finance	8,616,347

Diversified Financial Services — 0.8%
4,208	AXA Equitable Holdings Inc.	96,573
60,401	Berkshire Hathaway Inc., Class B Shares*	12,606,897
9,273	Jefferies Financial Group Inc.	215,319
5,239	Voya Financial Inc.	262,317

	Total Diversified Financial Services	13,181,106

Insurance — 3.6%
133,907	Aflac Inc.	6,191,860
461	Alleghany Corp.	291,251
97,249	Allstate Corp. (The)	9,780,332
2,214	American Financial Group Inc.	246,551
176,651	American International Group Inc.	9,392,534
167	American National Insurance Co.	21,433
7,593	Aon PLC	1,105,237
11,939	Arch Capital Group Ltd.*	364,975
5,672	Arthur J. Gallagher & Co.	409,178
2,050	Aspen Insurance Holdings Ltd.	84,358
19,759	Assurant Inc.	2,031,620
3,199	Assured Guaranty Ltd.	130,327

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.4% — (continued)
Insurance — 3.6% — (continued)
4,755	Athene Holding Ltd., Class A Shares*	$236,133
2,381	Axis Capital Holdings Ltd.	136,955
3,946	Brighthouse Financial Inc.*	163,798
6,932	Brown & Brown Inc.	211,287
14,442	Chubb Ltd.	1,953,136
4,787	Cincinnati Financial Corp.	367,019
1,018	CNA Financial Corp.	45,708
851	Erie Indemnity Co., Class A Shares	105,124
1,226	Everest Re Group Ltd.	273,423
8,297	Fidelity National Financial Inc.	332,710
3,257	First American Financial Corp.	185,193
1,263	Hanover Insurance Group Inc. (The)	154,705
10,996	Hartford Financial Services Group Inc. (The)	553,869
70,530	Lincoln National Corp.	4,625,357
8,772	Loews Corp.	441,319
423	Markel Corp.*	511,322
115,205	Marsh & McLennan Cos., Inc.	9,749,799
987	Mercury General Corp.	53,199
26,919	MetLife Inc.	1,235,313
9,171	Old Republic International Corp.	203,413
8,842	Principal Financial Group Inc.	487,990
18,109	Progressive Corp. (The)	1,222,901
13,127	Prudential Financial Inc.	1,289,728
2,031	Reinsurance Group of America Inc., Class A Shares	290,128
1,189	RenaissanceRe Holdings Ltd.	158,089
3,348	Torchmark Corp.	294,356
8,425	Travelers Cos., Inc. (The)	1,108,730
6,396	Unum Group	235,885
103	White Mountains Insurance Group Ltd.	95,579
34,158	Willis Towers Watson PLC	5,030,449
2,957	WR Berkley Corp.	231,415
7,863	XL Group Ltd.	451,258

	Total Insurance	62,484,946

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
13,489	AGNC Investment Corp.	256,560
36,884	Annaly Capital Management Inc.	391,708
5,995	Chimera Investment Corp.	111,687
13,603	MFA Financial Inc.	104,199
10,072	New Residential Investment Corp.	187,037
8,560	Starwood Property Trust Inc.	188,577
6,824	Two Harbors Investment Corp.	106,591

	Total Mortgage Real Estate Investment Trusts (REITs)	1,346,359

Thrifts & Mortgage Finance — 0.0%
14,234	New York Community Bancorp Inc.	153,300
2,294	TFS Financial Corp.	35,420

	Total Thrifts & Mortgage Finance	188,720

	TOTAL FINANCIALS	197,585,544

HEALTH CARE — 15.4%
Biotechnology — 2.6%
49,507	AbbVie Inc.	4,751,682
1,705	Agios Pharmaceuticals Inc.*	137,628
44,558	Alexion Pharmaceuticals Inc.*	5,446,770

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 15.4% — (continued)
Biotechnology — 2.6% — (continued)
4,562	Alkermes PLC*	$204,560
2,756	Alnylam Pharmaceuticals Inc.*	338,079
20,639	Amgen Inc.	4,123,879
14,991	Biogen Inc.*	5,299,169
15,638	BioMarin Pharmaceutical Inc.*	1,563,487
1,699	Bluebird Bio Inc.*	285,942
85,217	Celgene Corp.*	8,048,746
18,602	Exact Sciences Corp.*	1,393,104
8,510	Exelixis Inc.*	159,903
40,376	Gilead Sciences Inc.	3,057,674
5,473	Incyte Corp.*	404,509
3,706	Ionis Pharmaceuticals Inc.*	169,327
2,786	Neurocrine Biosciences Inc.*	342,539
6,656	Regeneron Pharmaceuticals Inc.*	2,707,328
1,376	Sage Therapeutics Inc.*	226,022
1,910	Sarepta Therapeutics Inc.*	263,656
3,187	Seattle Genetics Inc.*	244,634
1,323	TESARO Inc.*	42,931
1,250	United Therapeutics Corp.*	153,737
27,041	Vertex Pharmaceuticals Inc.*	4,986,360

	Total Biotechnology	44,351,666

Health Care Equipment & Supplies — 3.1%
178,568	Abbott Laboratories	11,935,485
1,315	ABIOMED Inc.*	534,653
2,470	Align Technology Inc.*	954,630
15,489	Baxter International Inc.	1,151,917
8,249	Becton Dickinson and Co.	2,160,166
42,875	Boston Scientific Corp.*	1,524,635
1,242	Cantel Medical Corp.	120,474
1,496	Cooper Cos., Inc. (The)	382,647
19,184	Danaher Corp.	1,986,311
22,977	DENTSPLY SIRONA Inc.	917,242
2,720	DexCom Inc.*	392,714
17,946	Edwards Lifesciences Corp.*	2,588,531
2,007	Hill-Rom Holdings Inc.	195,221
8,392	Hologic Inc.*	333,666
526	ICU Medical Inc.*	160,956
12,738	IDEXX Laboratories Inc.*	3,235,961
1,710	Insulet Corp.*	178,302
2,440	Integra LifeSciences Holdings Corp.*	145,107
3,504	Intuitive Surgical Inc.*	1,962,240
1,513	Masimo Corp.*	178,368
195,741	Medtronic PLC	18,871,390
1,038	Penumbra Inc.*	144,126
4,368	ResMed Inc.	486,639
2,591	STERIS PLC	296,462
10,624	Stryker Corp.	1,800,024
1,414	Teleflex Inc.	349,866
2,829	Varian Medical Systems Inc.*	316,905
2,269	West Pharmaceutical Services Inc.	265,586
6,331	Zimmer Biomet Holdings Inc.	782,701

	Total Health Care Equipment & Supplies	54,352,925

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 15.4% — (continued)
Health Care Providers & Services — 4.7%
2,958	Acadia Healthcare Co., Inc.*	$122,846
9,964	Aetna Inc.	1,995,490
4,980	AmerisourceBergen Corp., Class A Shares	448,051
33,308	Anthem Inc.	8,817,627
172,469	Cardinal Health Inc.	9,001,157
6,343	Centene Corp.*	929,123
446	Chemed Corp.	144,299
7,353	Cigna Corp.	1,384,864
152,780	CVS Health Corp.	11,495,167
4,173	DaVita Inc.*	289,147
2,976	Encompass Health Corp.	242,812
3,894	Envision Healthcare Corp.*	176,632
119,891	Express Scripts Holding Co.*	10,552,806
64,992	HCA Healthcare Inc.	8,716,077
4,761	Henry Schein Inc.*	369,834
4,290	Humana Inc.	1,429,685
3,154	Laboratory Corp. of America Holdings*	545,232
6,410	McKesson Corp.	825,287
3,105	MEDNAX Inc.*	147,022
1,894	Molina Healthcare Inc.*	261,372
1,786	Premier Inc., Class A Shares*	78,995
80,495	Quest Diagnostics Inc.	8,852,840
55,290	UnitedHealth Group Inc.	14,843,153
2,623	Universal Health Services Inc., Class B Shares	341,410
1,522	WellCare Health Plans Inc.*	460,511

	Total Health Care Providers & Services	82,471,439

Health Care Technology — 0.1%
1,174	athenahealth Inc.*	180,679
9,849	Cerner Corp.*	641,268
3,741	Veeva Systems Inc., Class A Shares*	390,411

	Total Health Care Technology	1,212,358

Life Sciences Tools & Services — 0.9%
10,091	Agilent Technologies Inc.	681,546
698	Bio-Rad Laboratories Inc., Class A Shares*	227,060
1,139	Bio-Techne Corp.	218,882
3,505	Bruker Corp.	124,708
1,534	Charles River Laboratories International Inc.*	189,464
15,188	Illumina Inc.*	5,389,158
5,099	IQVIA Holdings Inc.*	648,032
770	Mettler-Toledo International Inc.*	450,034
3,473	PerkinElmer Inc.	321,009
1,697	PRA Health Sciences Inc.*	179,203
6,992	QIAGEN NV*	272,478
24,358	Thermo Fisher Scientific Inc.	5,823,998
2,395	Waters Corp.*	453,805

	Total Life Sciences Tools & Services	14,979,377

Pharmaceuticals — 4.0%
10,555	Allergan PLC	2,023,499
107,406	Bristol-Myers Squibb Co.	6,503,433
4,437	Catalent Inc.*	185,467
30,044	Eli Lilly & Co.	3,174,149
1,826	Jazz Pharmaceuticals PLC*	312,100

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 15.4% — (continued)
Pharmaceuticals — 4.0% — (continued)
159,108	Johnson & Johnson	$21,430,256
209,931	Merck & Co., Inc.	14,399,167
16,005	Mylan NV*	626,276
4,870	Nektar Therapeutics, Class A Shares*	323,806
4,013	Perrigo Co. PLC	307,035
392,490	Pfizer Inc.	16,296,185
47,327	Zoetis Inc., Class A Shares	4,287,826

	Total Pharmaceuticals	69,869,199

	TOTAL HEALTH CARE	267,236,964

INDUSTRIALS — 8.4%
Aerospace & Defense — 2.4%
13,493	Arconic Inc.	301,973
17,131	Boeing Co. (The)	5,872,336
2,964	BWX Technologies Inc.	181,752
1,446	Curtiss-Wright Corp.	193,692
8,079	General Dynamics Corp.	1,562,479
3,690	Harris Corp.	599,662
1,065	HEICO Corp.	96,574
2,458	HEICO Corp., Class A Shares	183,121
2,703	Hexcel Corp.	178,722
1,354	Huntington Ingalls Industries Inc.	331,012
2,448	L3 Technologies Inc.	523,187
7,733	Lockheed Martin Corp.	2,477,731
42,684	Northrop Grumman Corp.	12,740,747
52,163	Raytheon Co.	10,403,389
5,113	Rockwell Collins Inc.	695,112
3,489	Spirit AeroSystems Holdings Inc., Class A Shares	298,310
1,089	Teledyne Technologies Inc.*	258,376
8,015	Textron Inc.	553,275
1,514	TransDigm Group Inc.*	529,900
23,340	United Technologies Corp.	3,073,878

	Total Aerospace & Defense	41,055,228

Air Freight & Logistics — 0.5%
4,312	CH Robinson Worldwide Inc.	414,297
5,413	Expeditors International of Washington Inc.	396,665
7,710	FedEx Corp.	1,880,854
40,198	United Parcel Service Inc., Class B Shares	4,939,530
3,722	XPO Logistics Inc.*	396,393

	Total Air Freight & Logistics	8,027,739

Airlines — 0.2%
3,733	Alaska Air Group Inc.	251,940
13,052	American Airlines Group Inc.	528,345
1,072	Copa Holdings SA, Class A Shares	85,696
20,159	Delta Air Lines Inc.	1,178,898
9,776	JetBlue Airways Corp.*	186,526
16,553	Southwest Airlines Co.	1,014,699
7,744	United Continental Holdings Inc.*	676,981

	Total Airlines	3,923,085

Building Products — 0.7%
2,958	Allegion PLC	257,997
4,462	AO Smith Corp.	259,153

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 8.4% — (continued)
Building Products — 0.7% — (continued)
81,525	Armstrong World Industries Inc.*	$5,690,445
4,411	Fortune Brands Home & Security Inc.	233,695
128,771	Johnson Controls International PLC	4,863,681
1,136	Lennox International Inc.	253,112
9,664	Masco Corp.	366,942
3,620	Owens Corning	204,964
2,345	USG Corp.*	101,069

	Total Building Products	12,231,058

Commercial Services & Supplies — 0.7%
3,641	ADT Inc.(a)	32,587
2,728	Cintas Corp.	582,073
1,632	Clean Harbors Inc.*	111,939
6,363	Copart Inc.*	409,204
4,223	KAR Auction Services Inc.	264,740
6,826	Republic Services Inc., Class A Shares	500,755
2,862	Rollins Inc.	171,949
2,433	Stericycle Inc.*	150,092
105,332	Waste Management Inc.	9,574,679

	Total Commercial Services & Supplies	11,798,018

Construction & Engineering — 0.1%
48,039	AECOM*	1,616,032
4,297	Fluor Corp.	246,691
3,996	Jacobs Engineering Group Inc.	290,469
4,325	Quanta Services Inc.*	149,602
712	Valmont Industries Inc.	99,965

	Total Construction & Engineering	2,402,759

Electrical Equipment — 0.3%
1,231	Acuity Brands Inc.	188,146
7,062	AMETEK Inc.	543,492
13,610	Eaton Corp. PLC	1,131,535
19,537	Emerson Electric Co.	1,499,074
1,240	GrafTech International Ltd.	22,915
1,654	Hubbell Inc., Class B Shares	208,999
4,861	nVent Electric PLC	136,545
1,395	Regal Beloit Corp.	116,762
3,886	Rockwell Automation Inc.	703,211
5,280	Sensata Technologies Holding PLC*	279,576

	Total Electrical Equipment	4,830,255

Industrial Conglomerates — 0.8%
17,977	3M Co.	3,791,709
1,829	Carlisle Cos., Inc.	231,935
268,606	General Electric Co.	3,475,762
40,875	Honeywell International Inc.	6,501,577
3,165	Roper Technologies Inc.	944,341

	Total Industrial Conglomerates	14,945,324

Machinery — 1.4%
1,882	AGCO Corp.	112,280
3,635	Allison Transmission Holdings Inc.	180,514
30,762	Caterpillar Inc.	4,271,304
2,964	Colfax Corp.*	103,503
1,502	Crane Co.	137,103

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 8.4% — (continued)
Machinery — 1.4% — (continued)
4,759	Cummins Inc.	$674,826
10,087	Deere & Co.	1,450,511
3,969	Donaldson Co., Inc.	200,831
4,739	Dover Corp.	406,938
4,008	Flowserve Corp.	208,897
9,575	Fortive Corp.	804,108
3,533	Gardner Denver Holdings Inc.*	98,783
1,535	Gates Industrial Corp. PLC*	27,983
5,044	Graco Inc.	237,118
2,398	IDEX Corp.	367,398
10,508	Illinois Tool Works Inc.	1,459,351
7,716	Ingersoll-Rand PLC	781,554
2,637	ITT Inc.	155,873
88,465	Kennametal Inc.	3,612,911
2,019	Lincoln Electric Holdings Inc.	190,109
1,701	Middleby Corp. (The)*	206,739
1,778	Nordson Corp.	247,178
2,203	Oshkosh Corp.	154,783
10,717	PACCAR Inc.	733,257
4,137	Parker-Hannifin Corp.	726,457
4,761	Pentair PLC	207,008
1,756	Snap-on Inc.	310,426
4,814	Stanley Black & Decker Inc.	676,511
1,856	Terex Corp.	71,920
2,241	Timken Co. (The)	109,025
3,216	Toro Co. (The)	195,501
4,485	Trinity Industries Inc.	160,742
1,765	WABCO Holdings Inc.*	217,236
44,172	Wabtec Corp.(a)	4,784,711
4,028	Welbilt Inc.*	89,140
5,595	Xylem Inc.	424,716

	Total Machinery	24,797,245

Marine — 0.0%
1,791	Kirby Corp.*	156,354

Professional Services — 0.2%
1,114	CoStar Group Inc.*	492,566
1,232	Dun & Bradstreet Corp. (The)	176,078
3,722	Equifax Inc.	498,636
12,131	IHS Markit Ltd.*	667,205
1,973	ManpowerGroup Inc.	184,929
11,093	Nielsen Holdings PLC	288,418
3,697	Robert Half International Inc.	289,032
5,748	TransUnion	432,824
5,006	Verisk Analytics Inc., Class A Shares*	596,165

	Total Professional Services	3,625,853

Road & Rail — 0.6%
239	AMERCO	89,599
28,082	Avis Budget Group Inc.*	873,631
25,957	CSX Corp.	1,924,971
1,810	Genesee & Wyoming Inc., Class A Shares*	159,081
30,110	Hertz Global Holdings Inc.*(a)	530,237
2,713	JB Hunt Transport Services Inc.	327,595
3,171	Kansas City Southern	367,709

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 8.4% — (continued)
Road & Rail — 0.6% — (continued)
4,281	Knight-Swift Transportation Holdings Inc., Class A Shares	$146,111
1,220	Landstar System Inc.	141,276
8,805	Norfolk Southern Corp.	1,530,661
2,053	Old Dominion Freight Line Inc.	312,877
1,485	Ryder System Inc.	114,107
1,355	Schneider National Inc., Class B Shares	36,653
24,020	Union Pacific Corp.	3,617,892

	Total Road & Rail	10,172,400

Trading Companies & Distributors — 0.5%
55,011	AerCap Holdings NV*	3,133,977
2,908	Air Lease Corp., Class A Shares	134,379
8,948	Fastenal Co.	522,205
5,558	HD Supply Holdings Inc.*	253,389
1,443	MSC Industrial Direct Co., Inc., Class A Shares	123,348
2,608	United Rentals Inc.*	406,509
3,689	Univar Inc.*	102,628
1,043	Watsco Inc.	182,514
1,619	WESCO International Inc.*	99,002
10,169	WW Grainger Inc.	3,600,538

	Total Trading Companies & Distributors	8,558,489

Transportation Infrastructure — 0.0%
2,697	Macquarie Infrastructure Corp.	126,867

	TOTAL INDUSTRIALS	146,650,674

INFORMATION TECHNOLOGY — 25.9%
Communications Equipment — 2.7%
1,773	Arista Networks Inc.*	530,092
48,272	ARRIS International PLC*	1,250,728
653,404	Cisco Systems Inc.	31,213,109
57,805	CommScope Holding Co., Inc.*	1,831,840
1,572	EchoStar Corp., Class A Shares*	75,456
1,907	F5 Networks Inc.*	360,652
10,728	Juniper Networks Inc.	304,997
65,820	Motorola Solutions Inc.	8,448,655
13,614	Palo Alto Networks Inc.*	3,146,876
655	Ubiquiti Networks Inc.(a)	58,760

	Total Communications Equipment	47,221,165

Electronic Equipment, Instruments & Components — 0.9%
9,170	Amphenol Corp., Class A Shares	867,299
2,714	Arrow Electronics Inc.*	210,416
3,624	Avnet Inc.	175,402
4,630	CDW Corp.	405,403
52,116	Cognex Corp.	2,803,841
823	Coherent Inc.*	156,864
181,854	Corning Inc.	6,093,928
1,889	Dolby Laboratories Inc., Class A Shares	132,589
149,769	Flex Ltd.*	2,065,314
4,031	FLIR Systems Inc.	252,905
1,045	IPG Photonics Corp.*	183,377
5,581	Jabil Inc.	164,974
5,843	Keysight Technologies Inc.*	379,152
806	Littelfuse Inc.	180,189

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 25.9% — (continued)
Electronic Equipment, Instruments & Components — 0.9% — (continued)
3,560	National Instruments Corp.	$169,990
11,244	Tech Data Corp.*	818,001
7,773	Trimble Inc.*	327,243
1,646	Zebra Technologies Corp., Class A Shares*	282,684

	Total Electronic Equipment, Instruments & Components	15,669,571

Internet Software & Services — 4.8%
1,824	2U Inc.*	162,993
48,032	Akamai Technologies Inc.*	3,609,124
28,098	Alibaba Group Holding Ltd., ADR*	4,917,431
19,186	Alphabet Inc., Class A Shares*	23,633,315
13,213	Alphabet Inc., Class C Shares*	16,095,944
833	DocuSign Inc.*(a)	52,012
234,689	eBay Inc.*	8,122,586
121,872	Facebook Inc., Class A Shares*	21,416,567
5,099	GoDaddy Inc., Class A Shares*	415,365
2,814	GrubHub Inc.*	405,525
2,321	IAC/InterActiveCorp.*	457,701
1,467	LogMeIn Inc.	126,089
1,759	Match Group Inc.*(a)	88,038
6,295	MercadoLibre Inc.	2,155,471
3,169	Nutanix Inc., Class A Shares*	178,478
2,489	Okta Inc., Class A Shares*	153,895
2,115	Twilio Inc., Class A Shares*	170,596
22,036	Twitter Inc.*	775,226
3,292	VeriSign Inc.*	522,144
2,020	Zillow Group Inc., Class A Shares*	97,162
3,267	Zillow Group Inc., Class C Shares*	158,940

	Total Internet Software & Services	83,714,602

IT Services — 3.9%
20,051	Accenture PLC, Class A Shares	3,390,023
1,503	Alliance Data Systems Corp.	358,586
4,447	Amdocs Ltd.	290,300
13,733	Automatic Data Processing Inc.	2,015,318
4,273	Black Knight Inc.*	228,178
4,229	Booz Allen Hamilton Holding Corp., Class A Shares	216,356
3,666	Broadridge Financial Solutions Inc.	495,423
18,178	Cognizant Technology Solutions Corp., Class A Shares	1,425,700
5,600	Conduent Inc.*	129,808
2,331	CoreLogic Inc.*	118,508
92,295	DXC Technology Co.	8,407,152
1,514	EPAM Systems Inc.*	216,396
1,457	Euronet Worldwide Inc.*	142,495
10,261	Fidelity National Information Services Inc.	1,109,932
16,232	First Data Corp., Class A Shares*	417,487
12,762	Fiserv Inc.*	1,021,853
2,778	FleetCor Technologies Inc.*	593,770
2,760	Gartner Inc.*	413,338
4,402	Genpact Ltd.	134,877
4,966	Global Payments Inc.	618,664
28,633	International Business Machines Corp.	4,194,162
2,409	Jack Henry & Associates Inc.	381,682
4,467	Leidos Holdings Inc.	316,130
28,658	MasterCard Inc., Class A Shares	6,177,518

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 25.9% — (continued)
IT Services — 3.9% — (continued)
10,022	Paychex Inc.	$734,111
114,543	PayPal Holdings Inc.*	10,575,755
8,217	Sabre Corp.	214,546
8,931	Square Inc., Class A Shares*	791,644
1,129	Switch Inc., Class A Shares	13,051
4,014	Teradata Corp.*	166,461
5,633	Total System Services Inc.	547,190
116,070	Visa Inc., Class A Shares	17,049,522
155,563	Western Union Co. (The)	2,943,252
1,228	WEX Inc.*	233,590
9,102	Worldpay Inc., Class A Shares*	886,444

	Total IT Services	66,969,222

Semiconductors & Semiconductor Equipment — 4.6%
28,310	Advanced Micro Devices Inc.*	712,563
162,908	Analog Devices Inc.	16,103,456
113,044	Applied Materials Inc.	4,863,153
32,620	Broadcom Inc.	7,144,759
10,661	Cypress Semiconductor Corp.	183,476
2,693	First Solar Inc.*	140,251
320,709	Intel Corp.	15,531,937
4,865	KLA-Tencor Corp.	565,362
5,109	Lam Research Corp.	884,317
17,061	Marvell Technology Group Ltd.	352,821
8,677	Maxim Integrated Products Inc.	524,698
7,161	Microchip Technology Inc.	616,061
36,080	Micron Technology Inc.*	1,894,922
1,547	MKS Instruments Inc.	143,716
1,199	Monolithic Power Systems Inc.	179,694
33,857	NVIDIA Corp.	9,502,983
10,704	NXP Semiconductors NV*	996,971
13,021	ON Semiconductor Corp.*	277,868
3,914	Qorvo Inc.*	313,472
84,965	QUALCOMM Inc.	5,837,945
73,676	Skyworks Solutions Inc.	6,726,619
5,768	Teradyne Inc.	237,584
51,687	Texas Instruments Inc.	5,809,619
1,426	Universal Display Corp.(a)	174,542
3,279	Versum Materials Inc.	130,471
7,927	Xilinx Inc.	616,958

	Total Semiconductors & Semiconductor Equipment	80,466,218

Software — 6.2%
65,783	Activision Blizzard Inc.	4,742,954
43,180	Adobe Systems Inc.*	11,378,362
2,595	ANSYS Inc.*	482,618
2,158	Aspen Technology Inc.*	248,947
2,815	Atlassian Corp. PLC, Class A Shares*	253,378
6,827	Autodesk Inc.*	1,053,747
164,169	CA Inc.	7,190,602
8,698	Cadence Design Systems Inc.*	409,154
4,018	CDK Global Inc.	250,402
758	Ceridian HCM Holding Inc.*	29,183
4,212	Citrix Systems Inc.*	480,252
6,209	Dell Technologies Inc., Class V Shares*	597,120
9,374	Electronic Arts Inc.*	1,063,105

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 25.9% — (continued)
Software — 6.2% — (continued)
973	Fair Isaac Corp.*	$224,744
6,180	FireEye Inc.*	102,588
4,356	Fortinet Inc.*	364,859
2,492	Guidewire Software Inc.*	250,620
7,600	Intuit Inc.	1,667,972
2,089	Manhattan Associates Inc.*	121,141
289,322	Microsoft Corp.	32,499,540
9,896	Nuance Communications Inc.*	161,503
319,593	Oracle Corp.	15,525,828
1,513	Paycom Software Inc.*	234,697
1,247	Pegasystems Inc.	79,434
1,473	Proofpoint Inc.*	174,771
3,564	PTC Inc.*	356,186
2,354	RealPage Inc.*	146,890
27,165	Red Hat Inc.*	4,013,085
1,975	RingCentral Inc., Class A Shares*	183,971
47,610	salesforce.com Inc.*	7,269,095
21,675	ServiceNow Inc.*	4,256,103
52,836	Splunk Inc.*	6,770,933
6,444	SS&C Technologies Holdings Inc.	382,387
19,269	Symantec Corp.	388,463
4,602	Synopsys Inc.*	470,048
2,063	Tableau Software Inc., Class A Shares*	230,767
3,519	Take-Two Interactive Software Inc.*	469,998
1,169	Tyler Technologies Inc.*	288,685
900	Ultimate Software Group Inc. (The)*	278,703
13,239	VMware Inc., Class A Shares*	2,029,009
4,526	Workday Inc., Class A Shares*	699,448
3,093	Zendesk Inc.*	213,077
26,531	Zynga Inc., Class A Shares*	110,369

	Total Software	108,144,738

Technology Hardware, Storage & Peripherals — 2.8%
173,176	Apple Inc.	39,420,053
48,319	Hewlett Packard Enterprise Co.	798,713
51,067	HP Inc.	1,258,802
41,174	NCR Corp.*	1,169,753
8,355	NetApp Inc.	725,298
5,550	Pure Storage Inc., Class A Shares*	148,962
60,916	Western Digital Corp.	3,852,328
6,890	Xerox Corp.	191,955

	Total Technology Hardware, Storage & Peripherals	47,565,864

	TOTAL INFORMATION TECHNOLOGY	449,751,380

MATERIALS — 3.3%
Chemicals — 2.1%
6,801	Air Products & Chemicals Inc.	1,130,938
3,410	Albemarle Corp.	325,723
2,072	Ashland Global Holdings Inc.	174,462
6,581	Axalta Coating Systems Ltd.*	200,721
2,063	Cabot Corp.	133,930
45,277	Celanese Corp., Class A Shares	5,289,712
7,268	CF Industries Holdings Inc.	377,573
5,480	Chemours Co. (The)	238,928
192,261	DowDuPont Inc.	13,483,264

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
MATERIALS — 3.3% — (continued)
Chemicals — 2.1% — (continued)
4,418	Eastman Chemical Co.	$428,679
24,148	Ecolab Inc.	3,633,791
4,166	FMC Corp.	355,985
6,701	Huntsman Corp.	204,314
2,438	International Flavors & Fragrances Inc.	317,647
10,011	LyondellBasell Industries NV, Class A Shares	1,129,041
10,937	Mosaic Co. (The)	342,000
254	NewMarket Corp.	101,864
4,873	Olin Corp.	149,747
6,679	Platform Specialty Products Corp.*	88,564
7,736	PPG Industries Inc.	855,137
20,713	Praxair Inc.	3,276,589
4,084	RPM International Inc.	275,670
1,364	Scotts Miracle-Gro Co. (The)	101,918
42,270	Sensient Technologies Corp.	3,002,015
2,591	Sherwin-Williams Co. (The)	1,180,408
6,700	Valvoline Inc.	144,184
1,227	Westlake Chemical Corp.	116,037
1,990	WR Grace & Co.	140,613

	Total Chemicals	37,199,454

Construction Materials — 0.5%
1,545	Eagle Materials Inc.	142,650
1,951	Martin Marietta Materials Inc.	387,702
67,176	Vulcan Materials Co.	7,443,101

	Total Construction Materials	7,973,453

Containers & Packaging — 0.3%
1,936	AptarGroup Inc.	202,719
871	Ardagh Group SA, Class A Shares	13,953
2,661	Avery Dennison Corp.	279,884
10,693	Ball Corp.	447,823
2,799	Bemis Co., Inc.	137,935
3,850	Berry Global Group Inc.*	183,761
42,512	Crown Holdings Inc.*	1,819,939
10,314	Graphic Packaging Holding Co.	146,665
12,872	International Paper Co.	658,274
50,199	Owens-Illinois Inc.*	887,016
2,894	Packaging Corp. of America	318,109
5,313	Sealed Air Corp.	213,104
2,681	Silgan Holdings Inc.	73,057
2,921	Sonoco Products Co.	163,693
7,867	WestRock Co.	433,314

	Total Containers & Packaging	5,979,246

Metals & Mining — 0.4%
5,826	Alcoa Corp.*	260,247
45,069	Freeport-McMoRan Inc.	633,219
16,520	Newmont Mining Corp.	512,616
10,035	Nucor Corp.	627,188
2,070	Reliance Steel & Aluminum Co.	181,932
2,121	Royal Gold Inc.	161,748
2,827	Southern Copper Corp.	123,370
74,251	Steel Dynamics Inc.	3,395,498
5,189	United States Steel Corp.	154,010

	Total Metals & Mining	6,049,828

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
MATERIALS — 3.3% — (continued)
Paper & Forest Products — 0.0%
2,146	Domtar Corp.	$109,231

	TOTAL MATERIALS	57,311,212

REAL ESTATE — 2.3%
Equity Real Estate Investment Trusts (REITs) — 2.3%
3,133	Alexandria Real Estate Equities Inc.	402,121
4,499	American Campus Communities Inc.	188,643
8,272	American Homes 4 Rent, Class A Shares	191,910
13,649	American Tower Corp.	2,035,339
4,798	Apartment Investment & Management Co., Class A Shares	210,152
7,347	Apple Hospitality REIT Inc.	129,675
4,266	AvalonBay Communities Inc.	781,915
4,771	Boston Properties Inc.	622,377
5,954	Brandywine Realty Trust	99,789
10,105	Brixmor Property Group Inc.	184,113
8,129	Brookfield Property REIT Inc., Class A Shares*	162,743
2,732	Camden Property Trust	259,704
15,766	Colony Capital Inc.	96,646
4,135	Columbia Property Trust Inc.	99,571
1,209	CoreSite Realty Corp.	140,812
2,886	Corporate Office Properties Trust	88,831
12,883	Crown Castle International Corp.	1,469,048
5,631	CubeSmart	172,027
2,903	CyrusOne Inc.	194,385
5,387	DDR Corp.	75,364
6,395	Digital Realty Trust Inc.	794,771
4,678	Douglas Emmett Inc.	182,723
11,082	Duke Realty Corp.	315,726
4,957	Empire State Realty Trust Inc., Class A Shares	87,194
2,164	EPR Properties	151,870
7,784	Equinix Inc.	3,394,836
3,972	Equity Commonwealth*	127,342
2,690	Equity LifeStyle Properties Inc.	260,607
139,155	Equity Residential	9,427,751
2,029	Essex Property Trust Inc.	499,702
3,783	Extra Space Storage Inc.	348,830
2,244	Federal Realty Investment Trust	293,089
7,016	Forest City Realty Trust Inc., Class A Shares	176,452
6,268	Gaming and Leisure Properties Inc.	224,332
14,596	HCP Inc.	394,530
6,097	Healthcare Trust of America Inc., Class A Shares	174,191
3,315	Highwoods Properties Inc.	164,888
4,714	Hospitality Properties Trust	136,659
22,798	Host Hotels & Resorts Inc.	490,841
4,784	Hudson Pacific Properties Inc.	161,891
8,858	Invitation Homes Inc.	207,011
8,835	Iron Mountain Inc.	318,944
3,340	JBG SMITH Properties	125,116
2,901	Kilroy Realty Corp.	212,179
12,660	Kimco Realty Corp.	216,613
2,524	Lamar Advertising Co., Class A Shares	194,474
4,487	Liberty Property Trust	196,306
1,510	Life Storage Inc.	147,376
4,219	Macerich Co. (The)	247,824
11,192	Medical Properties Trust Inc.	168,440

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
REAL ESTATE — 2.3% — (continued)
Equity Real Estate Investment Trusts (REITs) — 2.3% — (continued)
3,499	Mid-America Apartment Communities Inc.	$362,356
4,502	National Retail Properties Inc.	207,497
5,934	Omega Healthcare Investors Inc.	196,119
4,774	Outfront Media Inc.	94,859
7,238	Paramount Group Inc.	114,939
6,160	Park Hotels & Resorts Inc.	206,052
19,454	Prologis Inc.	1,306,920
4,610	Public Storage	979,994
4,316	Rayonier Inc.	150,326
8,819	Realty Income Corp.	516,529
4,696	Regency Centers Corp.	310,077
7,235	Retail Properties of America Inc., Class A Shares	92,102
538	Retail Value Inc.*	19,217
3,534	SBA Communications Corp., Class A Shares*	548,583
7,903	Senior Housing Properties Trust	151,026
9,586	Simon Property Group Inc.	1,754,526
2,583	SL Green Realty Corp.	269,665
14,385	Spirit Realty Capital Inc.	120,402
5,833	STORE Capital Corp.	168,049
2,367	Sun Communities Inc.	244,227
1,860	Taubman Centers Inc.	120,175
8,163	UDR Inc.	326,275
4,745	Uniti Group Inc.	98,791
11,063	Ventas Inc.	662,342
30,444	VEREIT Inc.	238,072
8,195	VICI Properties Inc.	171,357
5,329	Vornado Realty Trust	410,333
3,316	Weingarten Realty Investors	102,564
11,568	Welltower Inc.	771,701
23,551	Weyerhaeuser Co.	817,455
3,163	WP Carey Inc.	210,593

	Total Equity Real Estate Investment Trusts (REITs)	39,190,796

Real Estate Management & Development — 0.0%
9,896	CBRE Group Inc., Class A Shares*	483,024
1,168	Howard Hughes Corp. (The)*	152,272
1,355	Jones Lang LaSalle Inc.	206,664
3,371	Realogy Holdings Corp.(a)	72,106

	Total Real Estate Management & Development	914,066

	TOTAL REAL ESTATE	40,104,862

TELECOMMUNICATION SERVICES — 1.9%
Diversified Telecommunication Services — 1.8%
486,757	AT&T Inc.	15,547,019
29,787	CenturyLink Inc.	636,250
284,449	Verizon Communications Inc.	15,465,492
6,495	Zayo Group Holdings Inc.*	225,117

	Total Diversified Telecommunication Services	31,873,878

Wireless Telecommunication Services — 0.1%
18,626	Sprint Corp.*(a)	113,805
2,906	Telephone & Data Systems Inc.	87,296
9,533	T-Mobile US Inc.*	629,559
511	United States Cellular Corp.*	21,851

	Total Wireless Telecommunication Services	852,511

	TOTAL TELECOMMUNICATION SERVICES	32,726,389

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units	Security	Value
UTILITIES — 1.8%
Electric Utilities — 1.3%
7,243	Alliant Energy Corp.	$310,290
15,366	American Electric Power Co., Inc.	1,102,203
1,954	Avangrid Inc.	96,410
21,860	Duke Energy Corp.	1,775,906
134,297	Edison International	8,827,342
5,652	Entergy Corp.	472,451
8,499	Evergy Inc.	484,868
9,882	Eversource Energy	616,933
30,171	Exelon Corp.	1,318,775
14,845	FirstEnergy Corp.	554,906
3,142	Hawaiian Electric Industries Inc.	110,818
14,691	NextEra Energy Inc.	2,498,939
5,952	OGE Energy Corp.	219,212
16,114	PG&E Corp.	744,145
3,503	Pinnacle West Capital Corp.	275,161
21,858	PPL Corp.	650,057
31,513	Southern Co. (The)	1,379,639
15,804	Xcel Energy Inc.	759,382

	Total Electric Utilities	22,197,437

Gas Utilities — 0.0%
3,336	Atmos Energy Corp.	307,679
2,321	National Fuel Gas Co.	128,885
5,387	UGI Corp.	291,168

	Total Gas Utilities	727,732

Independent Power and Renewable Electricity Producers — 0.1%
20,733	AES Corp.	279,066
9,770	NRG Energy Inc.	345,761
12,711	Vistra Energy Corp.*	299,217

	Total Independent Power and Renewable Electricity Producers	924,044

Multi-Utilities — 0.4%
7,637	Ameren Corp.	482,888
13,462	CenterPoint Energy Inc.	374,109
8,798	CMS Energy Corp.	433,214
9,801	Consolidated Edison Inc.	773,593
20,298	Dominion Energy Inc.	1,436,489
5,648	DTE Energy Co.	627,719
5,807	MDU Resources Group Inc.	161,957
11,483	NiSource Inc.	310,845
15,750	Public Service Enterprise Group Inc.	824,512
4,154	SCANA Corp.	159,264
8,233	Sempra Energy	955,687
2,466	Vectren Corp.	175,579
9,919	WEC Energy Group Inc.	670,326

	Total Multi-Utilities	7,386,182

Water Utilities — 0.0%
5,545	American Water Works Co., Inc.	485,354
5,458	Aqua America Inc.	202,928

	Total Water Utilities	688,282

	TOTAL UTILITIES	31,923,677

	TOTAL COMMON STOCKS (Cost — $1,048,944,092)	1,624,659,101

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Shares/Units		Security	Value
CLOSED END MUTUAL FUND SECURITY — 4.7%
FINANCIALS — 4.7%
Capital Markets — 4.7%
1,440,000		iShares Core S&P U.S. Value, Common Class (Cost — $81,849,456)	$81,388,800

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,130,793,548)	1,706,047,901

Face Amount†
SHORT-TERM INVESTMENTS (c) — 1.6%
MONEY MARKET FUND — 0.4%
$6,403,240		Invesco STIT — Government & Agency Portfolio, 1.820%, Institutional Class(d) (Cost — $6,403,240)	6,403,240

TIME DEPOSITS — 1.2%
10,105,832		Banco Santander SA — Frankfurt, 1.280% due 9/4/18	10,105,832
46,037		Barclays Bank PLC — London, 1.280% due 9/4/18	46,037
5,555	CAD	BBH — Grand Cayman, 0.590% due 9/4/18	4,257
1,544,294		BNP Paribas — Paris, 1.280% due 9/4/18	1,544,294
9,287,450		Deutsche Bank AG — Grand Cayman, 1.280% due 9/4/18	9,287,450

		TOTAL TIME DEPOSITS (Cost — $20,987,803)	20,987,870

		TOTAL SHORT-TERM INVESTMENTS (Cost — $27,391,043)	27,391,110

		TOTAL INVESTMENTS — 99.8% (Cost — $1,158,184,591)	1,733,439,011

		Other Assets in Excess of Liabilities — 0.2%	3,094,127

		TOTAL NET ASSETS — 100.0%	$1,736,533,138

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Affiliated security (See Note 2). As at August 31, 2018, total cost and total market value of affiliated securities amounted to $939,278 and $1,898,462, respectively.
(c)	Inclusive of all short-term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 1.2%.
(d)	Represents investment of collateral received from securities lending transactions.

At August 31, 2018, for Large Cap Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Cap Equity Fund	$1,171,415,698	$606,201,585	$(43,736,633)	$562,464,952

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Cap Equity Fund

Summary of Investments by Security Sector^
Information Technology	26.0%
Financials	16.1
Health Care	15.4
Consumer Discretionary	11.2
Industrials	8.5
Consumer Staples	6.1
Energy	5.8
Materials	3.3
Real Estate	2.3
Telecommunication Services	1.9
Utilities	1.8
Short-Term Investments	1.6

100.0%

^	As a percentage of total investments.

At August 31, 2018, Large Cap Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
S&P 500 E-mini Index September Futures	74	9/18	$10,312,263	$10,737,400	$425,137
S&P MidCap 400 E-mini Index September Futures	5	9/18	1,006,298	1,022,800	16,502

					$441,639

At August 31, 2018, Large Cap Equity Fund had deposited cash of $467,984 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviation used in this schedule:
CAD	— Canadian Dollar

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
COMMON STOCKS — 94.3%
CONSUMER DISCRETIONARY — 12.5%
Auto Components — 0.8%
3,509	Adient PLC	$151,905
4,182	American Axle & Manufacturing Holdings Inc.*	74,063
79,292	Cooper Tire & Rubber Co.	2,287,574
673	Cooper-Standard Holdings Inc.*	93,163
5,465	Dana Inc.	106,950
1,006	Dorman Products Inc.*	81,466
1,351	Fox Factory Holding Corp.*	89,233
10,847	Gentex Corp.	253,603
1,379	Gentherm Inc.*	67,847
9,018	Goodyear Tire & Rubber Co. (The)	204,618
912	LCI Industries	84,770
1,855	Modine Manufacturing Co.*	31,257
790	Motorcar Parts of America Inc.*	20,967
448	Shiloh Industries Inc.*	4,023
967	Standard Motor Products Inc.	49,095
1,018	Stoneridge Inc.*	30,469
815	Superior Industries International Inc.	17,685
1,901	Tenneco Inc.	81,344
706	Tower International Inc.	23,863
1,108	Visteon Corp.*	122,312

	Total Auto Components	3,876,207

Automobiles — 0.1%
6,518	Harley-Davidson Inc.	277,797
1,882	Thor Industries Inc.	179,618
1,156	Winnebago Industries Inc.	42,715

	Total Automobiles	500,130

Distributors — 0.3%
1,708	Core-Mark Holding Co., Inc.	61,095
400	Funko Inc., Class A Shares*	10,168
29,680	LKQ Corp.*	1,024,554
1,528	Pool Corp.	250,989
241	Weyco Group Inc.	8,548

	Total Distributors	1,355,354

Diversified Consumer Services — 1.0%
2,367	Adtalem Global Education Inc.*	113,261
599	American Public Education Inc.*	20,815
13,815	Bright Horizons Family Solutions Inc.*	1,649,926
318	Cambium Learning Group Inc.*	4,255
2,550	Career Education Corp.*	40,673
581	Carriage Services Inc., Class A Shares	13,229
3,977	Chegg Inc.*	128,775
178	Graham Holdings Co., Class B Shares	100,152
1,773	Grand Canyon Education Inc.*	211,235
8,093	H&R Block Inc.	218,997
3,761	Houghton Mifflin Harcourt Co.*	24,258
1,507	K12 Inc.*	24,956
1,888	Laureate Education Inc., Class A Shares*	30,151
1,282	Regis Corp.*	27,422
6,829	Service Corp. International	286,545
33,983	ServiceMaster Global Holdings Inc.*	2,048,155
1,390	Sotheby’s*	66,748

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.5% — (continued)
Diversified Consumer Services — 1.0% — (continued)
782	Strategic Education Inc.	$108,518
1,437	Weight Watchers International Inc.*	107,631

	Total Diversified Consumer Services	5,225,702

Hotels, Restaurants & Leisure — 2.6%
22,103	Aramark	907,991
2,447	BBX Capital Corp., Class A Shares	18,181
3,356	Belmond Ltd., Class A Shares*	56,213
4	Biglari Holdings Inc., Class A Shares*	3,832
43	Biglari Holdings Inc., Class B Shares*	8,495
765	BJ’s Restaurants Inc.	57,911
3,468	Bloomin’ Brands Inc.	66,932
324	Bluegreen Vacations Corp.	6,052
577	Bojangles’ Inc.*	8,424
3,071	Boyd Gaming Corp.	111,846
1,637	Brinker International Inc.	72,486
23,518	Caesars Entertainment Corp.*	239,884
1,274	Carrols Restaurant Group Inc.*	20,129
1,025	Century Casinos Inc.*	8,200
1,594	Cheesecake Factory Inc. (The)	84,753
1,401	Choice Hotels International Inc.	109,348
439	Churchill Downs Inc.	124,061
618	Chuy’s Holdings Inc.*	17,891
763	Cracker Barrel Old Country Store Inc.(a)	113,756
16,846	Dave & Buster’s Entertainment Inc.*	979,932
686	Del Frisco’s Restaurant Group Inc.*	6,483
1,108	Del Taco Restaurants Inc.*	14,326
2,343	Denny’s Corp.*	35,309
625	Dine Brands Global Inc.	52,138
1,623	Domino’s Pizza Inc.	484,563
3,077	Drive Shack Inc.*	19,077
3,242	Dunkin’ Brands Group Inc.(a)	236,309
983	El Pollo Loco Holdings Inc.*	11,698
43,130	Eldorado Resorts Inc.*	2,072,397
24	Empire Resorts Inc.*	299
7,096	Extended Stay America Inc.	143,197
893	Fiesta Restaurant Group Inc.*	25,674
890	Golden Entertainment Inc.*	25,819
705	Habit Restaurants Inc. (The), Class A Shares*	11,668
3,621	Hilton Grand Vacations Inc.*	118,262
1,700	Hyatt Hotels Corp., Class A Shares	131,512
3,696	International Game Technology PLC	77,764
978	International Speedway Corp., Class A Shares	43,179
603	J Alexander’s Holdings Inc.*	7,477
1,193	Jack in the Box Inc.	108,134
148,756	Lindblad Expeditions Holdings Inc.*	2,259,604
1,450	Marriott Vacations Worldwide Corp.	172,550
451	Monarch Casino & Resort Inc.*	21,220
109	Nathan’s Famous Inc.	9,668
502	Noodles & Co., Class A Shares*	6,175
842	Papa John’s International Inc.(a)	38,833
3,190	Penn National Gaming Inc.*	109,927
1,950	Pinnacle Entertainment Inc.*	66,768
3,301	Planet Fitness Inc., Class A Shares*	169,572
610	PlayAGS Inc.*	19,544

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.5% — (continued)
Hotels, Restaurants & Leisure — 2.6% — (continued)
807	Potbelly Corp.*	$10,935
336	RCI Hospitality Holdings Inc.	10,896
657	Red Lion Hotels Corp.*	8,968
462	Red Robin Gourmet Burgers Inc.*	19,081
2,593	Red Rock Resorts Inc., Class A Shares	84,636
1,095	Ruth’s Hospitality Group Inc.	33,726
2,051	Scientific Games Corp., Class A Shares*	62,145
23,852	SeaWorld Entertainment Inc.*	699,341
921	Shake Shack Inc., Class A Shares*	55,674
2,788	Six Flags Entertainment Corp.(a)	188,329
1,331	Sonic Corp.	47,730
346	Speedway Motorsports Inc.	6,190
9,735	Texas Roadhouse Inc., Class A Shares	671,228
677	Town Sports International Holdings Inc.*	6,195
1,547	Vail Resorts Inc.	461,083
7,455	Wendy’s Co. (The)	131,581
1,192	Wingstop Inc.	79,804
3,835	Wyndham Hotels & Resorts Inc.	217,636
3,659	Wyndham Worldwide Corp.	161,728
13,720	Yum! Brands Inc.	1,192,131
599	Zoe’s Kitchen Inc.*	8,206

	Total Hotels, Restaurants & Leisure	13,672,706

Household Durables — 0.9%
675	AV Homes Inc.*	14,479
339	Bassett Furniture Industries Inc.	7,916
1,313	Beazer Homes USA Inc.*	16,820
319	Cavco Industries Inc.*	78,283
1,196	Century Communities Inc.*	34,983
861	Ethan Allen Interiors Inc.	19,157
295	Flexsteel Industries Inc.	10,526
5,047	GoPro Inc., Class A Shares*(a)	32,351
917	Green Brick Partners Inc.*	9,583
230	Hamilton Beach Brands Holding Co., Class A Shares	5,324
1,000	Helen of Troy Ltd.*	118,950
439	Hooker Furniture Corp.	18,460
5,152	Hovnanian Enterprises Inc., Class A Shares*	8,037
821	Installed Building Products Inc.*	38,218
1,010	iRobot Corp.*(a)	114,635
3,194	KB Home	79,371
1,745	La-Z-Boy Inc.	58,021
5,143	Leggett & Platt Inc.	233,698
796	LGI Homes Inc.*	45,850
440	Lifetime Brands Inc.	5,126
1,108	M/I Homes Inc.*	28,708
1,925	MDC Holdings Inc.	61,022
1,431	Meritage Homes Corp.*	61,748
10,248	Mohawk Industries Inc.*	1,963,414
522	New Home Co., Inc. (The)*	4,583
121	NVR Inc.*	322,882
9,691	PulteGroup Inc.	270,863
1,616	Roku Inc., Class A Shares*	96,136
310	Skyline Champion Corp.	8,962
4,161	Taylor Morrison Home Corp., Class A Shares*	80,973
9,740	Tempur Sealy International Inc.*(a)	539,499

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.5% — (continued)
Household Durables — 0.9% — (continued)
5,497	Toll Brothers Inc.	$199,156
1,323	TopBuild Corp.*	82,396
5,621	TRI Pointe Group Inc.*	81,448
1,911	Tupperware Brands Corp.	62,146
230	Turtle Beach Corp.*	5,269
483	Universal Electronics Inc.*	20,866
1,091	Vuzix Corp.*	7,091
1,194	William Lyon Homes, Class A Shares*	23,367
1,005	ZAGG Inc.*	16,281

	Total Household Durables	4,886,598

Internet & Direct Marketing Retail — 0.2%
954	1-800-Flowers.com Inc., Class A Shares*	11,496
317	Duluth Holdings Inc., Class B Shares*	9,174
379	Gaia Inc., Class A Shares*	6,632
16,469	Groupon Inc., Class A Shares*	70,323
409	Lands’ End Inc.*	10,511
2,036	Liberty Expedia Holdings Inc., Class A Shares*	93,961
2,712	Liberty TripAdvisor Holdings Inc., Class A Shares*	42,985
1,102	Nutrisystem Inc.	40,774
774	Overstock.com Inc.*(a)	22,601
829	PetMed Express Inc.	30,416
1,232	Shutterfly Inc.*	95,702
3,906	TripAdvisor Inc.*	212,135
2,165	Wayfair Inc., Class A Shares*	292,643

	Total Internet & Direct Marketing Retail	939,353

Leisure Products — 0.2%
1,598	Acushnet Holdings Corp.	43,226
2,512	American Outdoor Brands Corp.*	35,243
3,420	Brunswick Corp.	227,157
3,529	Callaway Golf Co.	80,497
457	Clarus Corp.	4,730
544	Escalade Inc.	7,235
187	Johnson Outdoors Inc., Class A Shares	18,939
768	Malibu Boats Inc., Class A Shares*	37,025
338	Marine Products Corp.	6,638
13,335	Mattel Inc.*	205,759
618	MCBC Holdings Inc.*	17,038
1,140	Nautilus Inc.*	16,701
2,309	Polaris Industries Inc.	250,411
630	Sturm Ruger & Co., Inc.(a)	41,234
2,132	Vista Outdoor Inc.*	39,378

	Total Leisure Products	1,031,211

Media — 1.3%
1,941	AMC Entertainment Holdings Inc., Class A Shares	36,976
1,661	AMC Networks Inc., Class A Shares*	104,327
444	Beasley Broadcast Group Inc., Class A Shares	3,352
110	Boston Omaha Corp., Class A Shares*	2,856
168	Cable One Inc.	140,740
3,403	Central European Media Enterprises Ltd., Class A Shares*	12,931
4,183	Cinemark Holdings Inc.	156,110
1,440	Clear Channel Outdoor Holdings Inc., Class A Shares	6,552
40	Daily Journal Corp.*(a)	9,538

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.5% — (continued)
Media — 1.3% — (continued)
930	Emerald Expositions Events Inc.	$14,527
4,792	Entercom Communications Corp., Class A Shares(a)	37,617
2,760	Entravision Communications Corp., Class A Shares	14,490
1,081	Eros International PLC*(a)	12,215
1,633	EW Scripps Co. (The), Class A Shares	23,956
636	Fluent Inc.*(a)	1,526
4,236	Gannett Co., Inc.	43,546
3,971	GCI Liberty Inc., Class A Shares*	194,897
2,986	Gray Television Inc.*	52,106
634	Hemisphere Media Group Inc., Class A Shares*	8,686
2,050	IMAX Corp.*	48,175
14,795	Interpublic Group of Cos., Inc. (The)	345,463
1,762	John Wiley & Sons Inc., Class A Shares	113,737
1,990	Liberty Latin America Ltd., Class A Shares*	39,223
4,230	Liberty Latin America Ltd., Class C Shares*	83,035
367	Liberty Media Corp-Liberty Braves, Class A Shares*	9,792
1,524	Liberty Media Corp-Liberty Braves, Class C Shares*	40,493
1,078	Liberty Media Corp-Liberty Formula One, Class A Shares*	37,708
7,369	Liberty Media Corp-Liberty Formula One, Class C Shares*	272,358
1,836	Lions Gate Entertainment Corp., Class A Shares	43,183
38,341	Lions Gate Entertainment Corp., Class B Shares	860,755
5,330	Live Nation Entertainment Inc.*	264,794
198	LiveXLive Media Inc.*	1,004
523	Loral Space & Communications Inc.*	23,195
4,543	Madison Square Garden Co. (The), Class A Shares*	1,371,713
847	Marcus Corp. (The)	34,388
2,388	MDC Partners Inc., Class A Shares*	11,582
1,471	Meredith Corp.(a)	75,977
17,535	MSG Networks Inc., Class A Shares*	426,101
2,889	National CineMedia Inc.	26,290
2,250	New Media Investment Group Inc.	35,775
5,175	New York Times Co. (The), Class A Shares	120,577
14,397	Nexstar Media Group Inc., Class A Shares	1,180,554
609	Reading International Inc., Class A Shares*	9,805
152	Saga Communications Inc., Class A Shares	5,776
1,049	Scholastic Corp.	44,100
2,686	Sinclair Broadcast Group Inc., Class A Shares	77,760
8,091	TEGNA Inc.	94,179
3,500	Tribune Media Co., Class A Shares	129,115
653	tronc Inc.*	10,775
1,084	WideOpenWest Inc.*	12,629
1,655	World Wrestling Entertainment Inc., Class A Shares	144,664

	Total Media	6,871,623

Multiline Retail — 0.6%
1,712	Big Lots Inc.	73,702
441	Dillard’s Inc., Class A Shares	34,654
11,312	Dollar General Corp.	1,218,642
8,085	Dollar Tree Inc.*	650,923
11,493	JC Penney Co., Inc.*(a)	20,343
6,480	Kohl’s Corp.	512,633
4,592	Nordstrom Inc.	288,607
2,019	Ollie’s Bargain Outlet Holdings Inc.*	175,855
3,860	Sears Holdings Corp.*(a)	5,172

	Total Multiline Retail	2,980,531

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.5% — (continued)
Specialty Retail — 3.1%
2,627	Aaron’s Inc.	$130,614
2,540	Abercrombie & Fitch Co., Class A Shares	55,042
5,942	Advance Auto Parts Inc.	974,666
49,594	American Eagle Outfitters Inc.	1,287,460
225	America’s Car-Mart Inc.*	18,776
769	Asbury Automotive Group Inc.*	57,290
6,121	Ascena Retail Group Inc.*	28,034
995	At Home Group Inc.*	34,238
2,082	AutoNation Inc.*	94,419
1,751	Barnes & Noble Education Inc.*	10,471
2,335	Barnes & Noble Inc.	12,259
5,379	Bed Bath & Beyond Inc.	96,499
625	Big 5 Sporting Goods Corp.	3,562
727	Boot Barn Holdings Inc.*	21,759
1,051	Buckle Inc. (The)	27,063
2,591	Burlington Stores Inc.*	435,754
1,574	Caleres Inc.	63,716
1,173	Camping World Holdings Inc., Class A Shares(a)	24,293
10,182	Carvana Co., Class A Shares*(a)	659,183
835	Cato Corp. (The), Class A Shares	17,911
37,684	Chico’s FAS Inc.	343,678
597	Children’s Place Inc. (The)	84,028
480	Citi Trends Inc.	14,851
779	Conn’s Inc.*	31,939
934	Container Store Group Inc. (The)*	10,554
2,905	Dick’s Sporting Goods Inc.	108,763
2,796	DSW Inc., Class A Shares	92,995
37,757	Express Inc.*	423,634
2,101	Five Below Inc.*	244,703
1,599	Floor & Decor Holdings Inc., Class A Shares*	58,779
4,405	Foot Locker Inc.	217,167
1,321	Francesca’s Holdings Corp.*	8,296
3,747	GameStop Corp., Class A Shares(a)	49,723
723	Genesco Inc.*	36,765
3,513	GNC Holdings Inc., Class A Shares*	10,890
836	Group 1 Automotive Inc.	64,447
2,151	Guess? Inc.	52,699
781	Haverty Furniture Cos., Inc.	17,260
705	Hibbett Sports Inc.*	14,488
1,489	Hudson Ltd., Class A Shares*	30,673
421	J. Jill Inc.*	2,543
609	Kirkland’s Inc.*	5,536
1,004	Lithia Motors Inc., Class A Shares	86,746
1,030	Lumber Liquidators Holdings Inc.*	17,953
799	MarineMax Inc.*	17,977
4,095	Michaels Cos., Inc. (The)*	69,574
1,194	Monro Inc.	84,714
1,161	Murphy USA Inc.*	96,340
15,822	National Vision Holdings Inc.*	700,124
22,397	New York & Co., Inc.*	101,906
171,459	Office Depot Inc.	574,388
4,814	O’Reilly Automotive Inc.*	1,614,712
76,211	Party City Holdco Inc.*	1,169,839
1,339	Penske Automotive Group Inc.	70,472
2,593	Pier 1 Imports Inc.	4,771

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 12.5% — (continued)
Specialty Retail — 3.1% — (continued)
1,547	Rent-A-Center Inc.*	$22,803
719	RH*(a)	114,321
41,859	Ross Stores Inc.	4,009,255
4,583	Sally Beauty Holdings Inc.*	70,578
534	Shoe Carnival Inc.	23,742
2,201	Signet Jewelers Ltd.	141,304
1,363	Sleep Number Corp.*	45,933
847	Sonic Automotive Inc., Class A Shares	18,210
1,261	Sportsman’s Warehouse Holdings Inc.*	7,200
1,856	Tailored Brands Inc.	43,690
1,600	Tile Shop Holdings Inc.	12,240
492	Tilly’s Inc., Class A Shares	11,572
2,483	Ulta Beauty Inc.*	645,580
2,921	Urban Outfitters Inc.*	135,768
3,229	Williams-Sonoma Inc.(a)	226,773
88	Winmark Corp.	13,130
770	Zumiez Inc.*	23,986

	Total Specialty Retail	16,153,021

Textiles, Apparel & Luxury Goods — 1.4%
24,327	Carter’s Inc.	2,576,959
1,158	Columbia Sportswear Co.	105,031
19,575	Crocs Inc.*	404,419
446	Culp Inc.	11,306
1,254	Deckers Outdoor Corp.*	152,787
1,703	Fossil Group Inc.*	38,607
1,624	G-III Apparel Group Ltd.*	73,859
13,911	Hanesbrands Inc.	243,999
5,524	Michael Kors Holdings Ltd.*	401,153
558	Movado Group Inc.	23,771
629	Oxford Industries Inc.	58,554
469	Perry Ellis International Inc.*	12,912
17,448	PVH Corp.	2,497,856
2,061	Ralph Lauren Corp., Class A Shares	273,721
400	Rocky Brands Inc.	12,060
4,980	Skechers U.S.A. Inc., Class A Shares*	146,810
2,174	Steven Madden Ltd.	126,418
332	Superior Group of Cos., Inc.	6,291
636	Unifi Inc.*	20,231
769	Vera Bradley Inc.*	11,274
3,453	Wolverine World Wide Inc.	135,289

	Total Textiles, Apparel & Luxury Goods	7,333,307

	TOTAL CONSUMER DISCRETIONARY	64,825,743

CONSUMER STAPLES — 1.8%
Beverages — 0.2%
314	Boston Beer Co., Inc. (The), Class A Shares*	95,189
3,526	Castle Brands Inc.*	4,055
541	Celsius Holdings Inc.*	2,472
169	Coca-Cola Bottling Co. Consolidated	28,656
473	Craft Brew Alliance Inc.*	8,963
4,565	MGP Ingredients Inc.(a)	352,007
6,277	Monster Beverage Corp.*	382,207
438	National Beverage Corp.*	51,614

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER STAPLES — 1.8% — (continued)
Beverages — 0.2% — (continued)
1,024	Primo Water Corp.*	$20,480

	Total Beverages	945,643

Food & Staples Retailing — 0.7%
57,499	Andersons Inc. (The)	2,348,834
1,397	Casey’s General Stores Inc.	159,495
772	Chefs’ Warehouse Inc. (The)*	22,697
648	Ingles Markets Inc., Class A Shares	23,296
321	Natural Grocers by Vitamin Cottage Inc.*	6,231
4,005	Performance Food Group Co.*	132,566
825	PriceSmart Inc.	71,651
39,237	Rite Aid Corp.*(a)	53,755
986	Smart & Final Stores Inc.*	6,902
1,330	SpartanNash Co.	28,395
5,134	Sprouts Farmers Market Inc.*	135,897
1,422	SUPERVALU Inc.*	45,916
1,879	United Natural Foods Inc.*	66,723
8,327	US Foods Holding Corp.*	271,377
361	Village Super Market Inc., Class A Shares	10,534
366	Weis Markets Inc.	17,052

	Total Food & Staples Retailing	3,401,321

Food Products — 0.7%
87	Alico Inc.	2,810
2,651	B&G Foods Inc.(a)	84,699
662	Calavo Growers Inc.(a)	70,073
1,164	Cal-Maine Foods Inc.	57,560
6,124	Darling Ingredients Inc.*	121,133
3,413	Dean Foods Co.	26,007
410	Farmer Brothers Co.*	11,890
6,727	Flowers Foods Inc.	135,549
1,294	Fresh Del Monte Produce Inc.	48,447
937	Freshpet Inc.*	34,810
18,773	Hain Celestial Group Inc. (The)*	536,157
3,693	Hostess Brands Inc., Class A Shares*	43,430
2,783	Ingredion Inc.	281,278
561	J&J Snack Foods Corp.	81,625
338	John B Sanfilippo & Son Inc.	24,698
5,634	Lamb Weston Holdings Inc.	380,858
706	Lancaster Colony Corp.	110,327
1,096	Landec Corp.*	14,741
443	Limoneira Co.	13,667
1,985	Pilgrim’s Pride Corp.*	36,703
4,441	Pinnacle Foods Inc.	294,971
2,457	Post Holdings Inc.*	238,968
761	Sanderson Farms Inc.	80,483
10	Seaboard Corp.	36,848
217	Seneca Foods Corp., Class A Shares*	7,009
2,266	Simply Good Foods Co.*	40,788
593	Tootsie Roll Industries Inc.(a)	17,078
13,043	TreeHouse Foods Inc.*	679,540

	Total Food Products	3,512,147

Household Products — 0.1%
1,917	Central Garden & Pet Co., Class A Shares*	71,023

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
CONSUMER STAPLES — 1.8% — (continued)
Household Products — 0.1% — (continued)
2,214	Energizer Holdings Inc.	$140,788
141	Oil-Dri Corp. of America	5,732
1,571	Spectrum Brands Holdings Inc.	136,441
568	WD-40 Co.	100,792

	Total Household Products	454,776

Personal Products — 0.1%
2,015	Edgewell Personal Care Co.*	113,787
820	elf Beauty Inc.*	11,390
4,434	Herbalife Nutrition Ltd.*	250,920
654	Inter Parfums Inc.	42,706
437	Medifast Inc.	99,963
236	Natural Health Trends Corp.	6,247
462	Nature’s Sunshine Products Inc.*	4,158
2,138	Nu Skin Enterprises Inc., Class A Shares	170,185
573	Revlon Inc., Class A Shares*	12,463
521	USANA Health Sciences Inc.*	68,746

	Total Personal Products	780,565

Tobacco — 0.0%
6,188	22nd Century Group Inc.*(a)	16,770
423	Alliance One International Inc.*	7,487
290	Turning Point Brands Inc.	9,761
1,032	Universal Corp.	61,714
3,619	Vector Group Ltd.	56,203

	Total Tobacco	151,935

	TOTAL CONSUMER STAPLES	9,246,387

ENERGY — 3.8%
Energy Equipment & Services — 1.2%
2,910	Apergy Corp.*	131,590
4,770	Archrock Inc.	60,341
733	Basic Energy Services Inc.*	6,494
1,221	Bristow Group Inc.*	13,382
2,415	C&J Energy Services Inc.*	50,594
1,521	Cactus Inc., Class A Shares*	51,988
891	CARBO Ceramics Inc.*	7,707
1,456	Covia Holdings Corp.*	16,496
992	Dawson Geophysical Co.*	6,150
2,433	Diamond Offshore Drilling Inc.*(a)	42,383
8,454	Dril-Quip Inc.*	445,103
852	Era Group Inc.*	10,173
1,217	Exterran Corp.*	33,334
26,641	Forum Energy Technologies Inc.*	318,360
2,779	Frank’s International NV*	24,539
1,003	FTS International Inc.*	11,063
91	Gulfmark Offshore Inc.*	3,322
5,278	Helix Energy Solutions Group Inc.*	49,402
4,200	Helmerich & Payne Inc.	275,394
1,645	Independence Contract Drilling Inc.*	7,189
9,438	ION Geophysical Corp.*	169,412
2,423	Keane Group Inc.*	29,754
137,253	Key Energy Services Inc.*	1,833,700
662	Liberty Oilfield Services Inc., Class A Shares*	13,002
319	Mammoth Energy Services Inc.	8,766

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
ENERGY — 3.8% — (continued)
Energy Equipment & Services — 1.2% — (continued)
1,230	Matrix Service Co.*	$25,707
21,658	McDermott International Inc.*	418,866
12,842	Nabors Industries Ltd.	79,235
415	Natural Gas Services Group Inc.*	9,171
258	NCS Multistage Holdings Inc.*	4,198
3,194	Newpark Resources Inc.*	33,537
365	Nine Energy Service Inc.*	10,943
9,245	Noble Corp. PLC*	56,394
2,036	Ocean Rig UDW Inc., Class A Shares*	55,135
3,697	Oceaneering International Inc.*	104,514
13,033	Oil States International Inc.*	441,167
22,515	Patterson-UTI Energy Inc.	385,682
474	PHI Inc.*	3,863
2,797	Pioneer Energy Services Corp.*	8,950
1,399	Profire Energy Inc.*	3,987
2,658	ProPetro Holding Corp.*	40,455
429	RigNet Inc.*	6,993
4,769	Rowan Cos. PLC, Class A Shares*	66,957
2,146	RPC Inc.(a)	29,357
691	SEACOR Holdings Inc.*	35,552
616	SEACOR Marine Holdings Inc.*	12,616
1,697	Select Energy Services Inc., Class A Shares*	23,164
1,101	Smart Sand Inc.*(a)	5,483
887	Solaris Oilfield Infrastructure Inc., Class A Shares*	15,274
36,044	Superior Energy Services Inc.*	324,396
59,051	TETRA Technologies Inc.*	271,044
897	Tidewater Inc.*	28,704
16,119	Transocean Ltd.*	195,201
1,955	Unit Corp.*	51,397
2,925	US Silica Holdings Inc.(a)	61,981
37,390	Weatherford International PLC*(a)	90,484

	Total Energy Equipment & Services	6,520,045

Oil, Gas & Consumable Fuels — 2.6%
6,058	Abraxas Petroleum Corp.*	13,631
128	Adams Resources & Energy Inc.	5,875
3,586	Alta Mesa Resources Inc.*	16,998
1,175	Amyris Inc.*	10,540
9,379	Antero Resources Corp.*	173,605
1,790	Approach Resources Inc.*(a)	3,866
715	Arch Coal Inc., Class A Shares	63,399
1,070	Ardmore Shipping Corp.*	7,490
704	Bonanza Creek Energy Inc.*	21,824
1,685	California Resources Corp.*	69,995
8,940	Callon Petroleum Co.*	101,022
30,157	Carrizo Oil & Gas Inc.*	730,403
52,380	Centennial Resource Development Inc., Class A Shares*(a)	1,009,363
35,051	Chesapeake Energy Corp.*	155,276
5,163	Clean Energy Fuels Corp.*	14,198
3,108	Cloud Peak Energy Inc.*	7,335
8,435	CNX Resources Corp.*	134,454
8,793	Concho Resources Inc.*	1,205,960
1,047	CONSOL Energy Inc.*	44,916
564	CVR Energy Inc.	21,460
3,113	Delek US Holdings Inc.	169,659

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
ENERGY — 3.8% — (continued)
Oil, Gas & Consumable Fuels — 2.6% — (continued)
17,800	Denbury Resources Inc.*	$99,146
3,544	DHT Holdings Inc.	16,586
1,083	Dorian LPG Ltd.*	8,252
660	Earthstone Energy Inc., Class A Shares*	5,531
3,105	Eclipse Resources Corp.*	4,440
3,396	Energen Corp.*	263,360
3,416	Energy Fuels Inc.*	10,897
1,138	Energy XXI Gulf Coast Inc.*	10,299
1,831	EP Energy Corp., Class A Shares*	3,204
969	Evolution Petroleum Corp.	9,738
4,151	Extraction Oil & Gas Inc.*	47,944
3,825	Frontline Ltd.*	20,808
1,515	GasLog Ltd.	25,452
3,536	Golar LNG Ltd.	90,380
224	Goodrich Petroleum Corp.*	3,134
1,393	Green Plains Inc.	24,726
6,515	Gulfport Energy Corp.*	76,616
5,421	Halcon Resources Corp.*	24,828
658	Hallador Energy Co.	4,020
4,080	HighPoint Resources Corp.*	22,481
6,270	HollyFrontier Corp.	467,240
782	International Seaways Inc.*	16,047
19	Isramco Inc.*	2,217
2,401	Jagged Peak Energy Inc.*(a)	31,717
8,917	Kosmos Energy Ltd.*	80,610
5,807	Laredo Petroleum Inc.*	48,140
2,021	Lilis Energy Inc.*	10,752
3,693	Matador Resources Co.*	120,909
530	Midstates Petroleum Co., Inc.*	6,164
6,464	Murphy Oil Corp.	199,285
193	NACCO Industries Inc., Class A Shares	6,784
7,773	Newfield Exploration Co.*	212,047
7,237	Nordic American Tankers Ltd.(a)	16,139
3,767	Northern Oil and Gas Inc.*	12,996
10,528	Oasis Petroleum Inc.*	141,707
1,628	Overseas Shipholding Group Inc., Class A Shares*	5,584
616	Panhandle Oil and Gas Inc., Class A Shares	11,488
38,033	Par Pacific Holdings Inc.*	772,450
10,025	Parsley Energy Inc., Class A Shares*	278,394
19,924	PBF Energy Inc., Class A Shares	1,034,454
2,472	PDC Energy Inc.*	130,250
3,010	Peabody Energy Corp.	124,343
463	Penn Virginia Corp.*	41,179
11,113	Pioneer Natural Resources Co.	1,941,441
8,863	QEP Resources Inc.*	88,364
7,906	Range Resources Corp.	129,817
1,338	Renewable Energy Group Inc.*	36,059
795	Resolute Energy Corp.*(a)	26,203
235	REX American Resources Corp.*	18,936
2,143	Ring Energy Inc.*	25,287
2,632	Sanchez Energy Corp.*(a)	6,922
1,143	SandRidge Energy Inc.*	18,128
11,053	Scorpio Tankers Inc.	21,222
3,257	SemGroup Corp., Class A Shares	78,819
3,167	Ship Finance International Ltd.	44,971

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
ENERGY — 3.8% — (continued)
Oil, Gas & Consumable Fuels — 2.6% — (continued)
220	SilverBow Resources Inc.*	$6,789
4,386	SM Energy Co.	131,975
23,108	Southwestern Energy Co.*	129,867
9,034	SRC Energy Inc.*	84,107
715	Talos Energy Inc.*	24,682
8,442	Targa Resources Corp.	464,901
2,597	Teekay Corp.	17,608
7,025	Teekay Tankers Ltd., Class A Shares(a)	7,587
3,016	Tellurian Inc.*(a)	29,165
5,946	Ultra Petroleum Corp.*	7,789
5,949	Uranium Energy Corp.*(a)	10,173
3,477	W&T Offshore Inc.*	23,539
3,493	Whiting Petroleum Corp.*	177,829
1,002	WildHorse Resource Development Corp.*	21,784
2,492	World Fuel Services Corp.	69,851
63,580	WPX Energy Inc.*	1,212,471
2,293	Zion Oil & Gas Inc.*(a)	4,242

	Total Oil, Gas & Consumable Fuels	13,384,535

	TOTAL ENERGY	19,904,580

FINANCIALS — 11.4%
Banks — 5.5%
350	1st Constitution Bancorp	7,403
591	1st Source Corp.	33,090
624	Access National Corp.	16,935
203	ACNB Corp.	7,267
409	Allegiance Bancshares Inc.*	18,221
317	American National Bankshares Inc.	13,045
1,480	Ameris Bancorp	73,482
319	Ames National Corp.	9,650
432	Arrow Financial Corp.	16,999
6,570	Associated Banc-Corp.	179,032
987	Atlantic Capital Bancshares Inc.*	18,013
57	Auburn National Bancorporation Inc.	2,645
1,610	Banc of California Inc.	32,442
676	BancFirst Corp.	43,129
199,018	Bancorp Inc. (The)*	1,996,151
3,913	BancorpSouth Bank	136,172
558	Bank of Commerce Holdings	7,198
1,547	Bank of Hawaii Corp.	128,602
243	Bank of Marin Bancorp	21,420
21,778	Bank of NT Butterfield & Son Ltd. (The)	1,150,750
221	Bank of Princeton (The)*	7,271
4,750	Bank OZK	192,185
40,289	BankUnited Inc.	1,562,810
177	Bankwell Financial Group Inc.	5,576
1,191	Banner Corp.	76,617
625	Bar Harbor Bankshares	18,406
434	Baycom Corp.*	11,371
374	BCB Bancorp Inc.	5,554
1,515	Berkshire Hills Bancorp Inc.	64,009
866	Blue Hills Bancorp Inc.	19,918
966	BOK Financial Corp.	99,063
3,124	Boston Private Financial Holdings Inc.	45,142

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.4% — (continued)
Banks — 5.5% — (continued)
626	Bridge Bancorp Inc.	$21,910
2,968	Brookline Bancorp Inc.	53,869
765	Bryn Mawr Bank Corp.	37,332
342	Business First Bancshares Inc.	8,851
613	Byline Bancorp Inc.*	13,995
102	C&F Financial Corp.	6,355
2,578	Cadence BanCorp, Class A Shares	72,829
125	Cambridge Bancorp	11,191
658	Camden National Corp.	30,097
375	Capital City Bank Group Inc.	9,195
374	Capstar Financial Holdings Inc.	6,534
739	Carolina Financial Corp.	30,410
3,180	Cathay General Bancorp	134,514
231	CB Financial Services Inc.	7,415
702	CBTX Inc.	25,672
3,082	CenterState Bank Corp.	94,371
1,053	Central Pacific Financial Corp.	29,831
304	Central Valley Community Bancorp	6,569
157	Century Bancorp Inc., Class A Shares	11,186
2,824	Chemical Financial Corp.	161,307
124	Chemung Financial Corp.	5,208
29,497	CIT Group Inc.	1,599,917
468	Citizens & Northern Corp.	13,109
562	City Holding Co.	45,567
400	Civista Bancshares Inc.	9,552
561	CNB Financial Corp.	17,296
1,475	CoBiz Financial Inc.	33,999
316	Codorus Valley Bancorp Inc.	9,888
2,720	Columbia Banking System Inc.	114,920
5,600	Comerica Inc.	545,888
3,638	Commerce Bancshares Inc.	258,516
1,869	Community Bank System Inc.	123,597
856	Community Bankers Trust Corp.*	7,747
155	Community Financial Corp. (The)	5,162
582	Community Trust Bancorp Inc.	28,751
1,134	ConnectOne Bancorp Inc.	27,953
155	County Bancorp Inc.	3,872
2,222	Cullen/Frost Bankers Inc.	246,398
1,036	Customers Bancorp Inc.*	25,589
3,848	CVB Financial Corp.	92,544
1,186	Eagle Bancorp Inc.*	63,866
40,928	East West Bancorp Inc.	2,594,426
361	Enterprise Bancorp Inc.	12,985
863	Enterprise Financial Services Corp.	48,587
503	Equity Bancshares Inc., Class A Shares*	20,417
279	Esquire Financial Holdings Inc.*	7,254
187	Evans Bancorp Inc.	8,892
335	Farmers & Merchants Bancorp Inc.	15,239
1,013	Farmers National Banc Corp.	16,056
547	FB Financial Corp.	24,057
1,716	FCB Financial Holdings Inc., Class A Shares*	88,889
112	Fidelity D&D Bancorp Inc.	6,663
793	Fidelity Southern Corp.	19,270
611	Financial Institutions Inc.	19,735
8,003	First Bancorp*	70,026

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.4% — (continued)
Banks — 5.5% — (continued)
400	First Bancorp Inc.	$11,712
1,109	First Bancorp.M	46,267
477	First Bancshares Inc. (The)	19,581
727	First Bank/Hamilton NJ	10,396
1,631	First Busey Corp.	52,274
370	First Business Financial Services Inc.	8,199
246	First Choice Bancorp	6,679
309	First Citizens BancShares Inc., Class A Shares	146,778
3,782	First Commonwealth Financial Corp.	63,348
616	First Community Bancshares Inc.	20,679
338	First Community Corp./SC	8,501
473	First Connecticut Bancorp Inc.	14,994
3,556	First Financial Bancorp	111,658
2,427	First Financial Bankshares Inc.	146,591
447	First Financial Corp.	22,998
226	First Financial Northwest Inc.	3,946
1,299	First Foundation Inc.*	21,018
192	First Guaranty Bancshares Inc.	4,798
3,473	First Hawaiian Inc.	100,682
12,101	First Horizon National Corp.	222,900
341	First Internet Bancorp	10,724
1,223	First Interstate BancSystem Inc., Class A Shares	56,808
2,086	First Merchants Corp.	100,378
450	First Mid-Illinois Bancshares Inc.	18,491
3,816	First Midwest Bancorp Inc.	103,719
347	First Northwest Bancorp*	5,809
879	First of Long Island Corp. (The)	19,162
21,711	First Republic Bank	2,205,620
88	First Savings Financial Group Inc.	6,254
327	First United Corp.	6,589
1,034	Flushing Financial Corp.	26,801
12,062	FNB Corp.	162,234
495	Franklin Financial Network Inc.*	19,132
6,903	Fulton Financial Corp.	125,635
798	German American Bancorp Inc.	29,997
3,170	Glacier Bancorp Inc.	144,806
404	Great Southern Bancorp Inc.	23,957
2,199	Great Western Bancorp Inc.	95,744
902	Green Bancorp Inc.	21,648
921	Guaranty Bancorp	28,781
257	Guaranty Bancshares Inc.	8,083
3,321	Hancock Whitney Corp.	171,198
1,185	Hanmi Financial Corp.	30,929
472	HarborOne Bancorp Inc.*	9,303
1,101	Heartland Financial USA Inc.	66,941
1,597	Heritage Commerce Corp.	25,296
1,273	Heritage Financial Corp.	46,210
2,724	Hilltop Holdings Inc.	56,523
6,217	Home BancShares Inc.	145,540
709	HomeTrust Bancshares Inc.*	20,419
4,818	Hope Bancorp Inc.	84,363
1,465	Horizon Bancorp	29,930
590	Howard Bancorp Inc.*	10,296
34,300	Huntington Bancshares Inc.	556,003
2,166	IBERIABANK Corp.	187,684

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.4% — (continued)
Banks — 5.5% — (continued)
1,885	Independent Bank Corp.	$114,239
789	Independent Bank Group Inc.	54,638
2,320	International Bancshares Corp.	108,692
334	Investar Holding Corp.	9,168
9,778	Investors Bancorp Inc.	125,158
1,723	Lakeland Bancorp Inc.	33,254
910	Lakeland Financial Corp.	44,836
324	LCNB Corp.	6,026
1,778	LegacyTexas Financial Group Inc.	82,268
960	Live Oak Bancshares Inc.	29,040
1,056	Macatawa Bank Corp.	13,168
3,224	MB Financial Inc.	156,235
806	MBT Financial Corp.	8,826
594	Mercantile Bank Corp.	21,034
239	Metropolitan Bank Holding Corp.*	9,856
210	Mid Penn Bancorp Inc.	6,395
99	Middlefield Banc Corp.	4,910
799	Midland States Bancorp Inc.	27,510
423	MidSouth Bancorp Inc.	6,493
467	MidWestOne Financial Group Inc.	15,663
179	MutualFirst Financial Inc.	6,802
362	MVB Financial Corp.	6,603
1,076	National Bank Holdings Corp., Class A Shares	43,201
251	National Bankshares Inc.	11,546
564	National Commerce Corp.*	24,816
1,588	NBT Bancorp Inc.	64,282
315	Nicolet Bankshares Inc.*	17,438
318	Northeast Bancorp	6,932
262	Northrim BanCorp Inc.	11,672
201	Norwood Financial Corp.	7,887
304	Oak Valley Bancorp	6,375
1,615	OFG Bancorp	26,163
134	Ohio Valley Banc Corp.	5,648
604	Old Line Bancshares Inc.	20,657
6,261	Old National Bancorp	127,098
1,221	Old Second Bancorp Inc.	18,864
708	Opus Bank	20,072
613	Origin Bancorp Inc.	24,839
279	Orrstown Financial Services Inc.	7,268
487	Pacific Mercantile Bancorp*	4,919
19,848	Pacific Premier Bancorp Inc.*	784,988
4,686	PacWest Bancorp	236,596
494	Park National Corp.	54,414
284	Parke Bancorp Inc.	6,546
636	Peapack Gladstone Financial Corp.	21,249
169	Penns Woods Bancorp Inc.	7,652
713	Peoples Bancorp Inc.	25,568
165	Peoples Bancorp of North Carolina Inc.	5,036
268	Peoples Financial Services Corp.	12,323
13,256	People’s United Financial Inc.	245,369
540	People’s Utah Bancorp	19,521
2,805	Pinnacle Financial Partners Inc.	181,063
3,903	Popular Inc.	196,477
561	Preferred Bank	34,339

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.4% — (continued)
Banks — 5.5% — (continued)
390	Premier Financial Bancorp Inc.	$7,605
2,683	Prosperity Bancshares Inc.	200,796
510	QCR Holdings Inc.	22,185
515	RBB Bancorp	14,755
417	Reliant Bancorp Inc.	11,488
1,787	Renasant Corp.	83,435
398	Republic Bancorp Inc., Class A Shares	19,347
1,597	Republic First Bancorp Inc.*	12,457
1,290	S&T Bancorp Inc.	60,191
1,289	Sandy Spring Bancorp Inc.	50,271
331	SB One Bancorp	9,202
1,725	Seacoast Banking Corp. of Florida*	54,545
486	Select Bancorp Inc.*	6,226
1,735	ServisFirst Bancshares Inc.	74,779
449	Shore Bancshares Inc.	8,437
590	Sierra Bancorp	17,505
2,098	Signature Bank	242,823
3,374	Simmons First National Corp., Class A Shares	106,618
437	SmartFinancial Inc.*	10,741
1,493	South State Corp.	123,098
257	Southern First Bancshares Inc.*	10,691
756	Southern National Bancorp of Virginia Inc.	13,268
1,245	Southside Bancshares Inc.	44,322
1,408	State Bank Financial Corp.	45,873
8,696	Sterling Bancorp	198,704
810	Stock Yards Bancorp Inc.	31,347
395	Summit Financial Group Inc.	9,954
4,549	Synovus Financial Corp.	227,723
45,441	TCF Financial Corp.	1,151,929
8,458	Texas Capital Bancshares Inc.*	751,916
550	Tompkins Financial Corp.	48,328
2,457	Towne Bank	80,098
949	TriCo Bancshares	36,897
828	TriState Capital Holdings Inc.*	24,633
898	Triumph Bancorp Inc.*	38,120
2,506	Trustmark Corp.	88,913
1,797	UMB Financial Corp.	135,206
8,550	Umpqua Holdings Corp.	182,970
2,733	Union Bankshares Corp.	113,693
178	Union Bankshares Inc.	9,345
3,927	United Bankshares Inc.	154,724
2,914	United Community Banks Inc.	88,411
508	United Security Bancshares	5,639
281	Unity Bancorp Inc.	6,856
1,085	Univest Corp. of Pennsylvania	30,922
12,558	Valley National Bancorp	151,324
883	Veritex Holdings Inc.*	27,037
564	Washington Trust Bancorp Inc.	33,840
17,261	Webster Financial Corp.	1,128,524
1,951	WesBanco Inc.	96,282
580	West Bancorporation Inc.	14,007
960	Westamerica Bancorporation(a)	61,469
3,867	Western Alliance Bancorp*	222,933
2,208	Wintrust Financial Corp.	195,518

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.4% — (continued)
Banks — 5.5% — (continued)
7,527	Zions Bancorporation	$401,114

	Total Banks	28,900,508

Capital Markets — 2.7%
1,084	Arlington Asset Investment Corp., Class A Shares	11,024
1,802	Artisan Partners Asset Management Inc., Class A Shares	59,736
104	Associated Capital Group Inc., Class A Shares	3,890
722	B. Riley Financial Inc.	16,534
9,831	BGC Partners Inc., Class A Shares	122,101
1,751	Blucora Inc.*	63,386
3,065	BrightSphere Investment Group PLC	38,895
839	Cohen & Steers Inc.	34,877
1,071	Cowen Inc., Class A Shares*	16,279
134	Diamond Hill Investment Group Inc.	25,003
1,232	Donnelley Financial Solutions Inc.*	25,737
8,582	E*Trade Financial Corp.*	505,137
4,565	Eaton Vance Corp.	240,713
9,858	Evercore Inc., Class A Shares	1,046,427
1,422	FactSet Research Systems Inc.	326,193
3,613	Federated Investors Inc., Class B Shares	83,677
1,172	GAIN Capital Holdings Inc.	8,638
241	GAMCO Investors Inc., Class A Shares	6,230
48,898	Greenhill & Co., Inc.	1,344,695
13,280	Hamilton Lane Inc., Class A Shares	647,798
1,264	Houlihan Lokey Inc., Class A Shares	59,446
575	INTL. FCStone Inc.*	32,062
1,223	Investment Technology Group Inc.	26,759
3,952	Ladenburg Thalmann Financial Services Inc.	13,634
4,531	Lazard Ltd., Class A Shares	218,122
3,506	Legg Mason Inc.	109,387
34,891	LPL Financial Holdings Inc.	2,311,180
1,420	MarketAxess Holdings Inc.	269,544
1,638	Moelis & Co., Class A Shares	95,086
4,610	Moody’s Corp.	820,672
732	Morningstar Inc.	104,178
12,212	Nasdaq Inc.	1,165,513
365	Oppenheimer Holdings Inc., Class A Shares	11,388
551	Piper Jaffray Cos.	42,427
749	PJT Partners Inc., Class A Shares	43,382
873	Pzena Investment Management Inc., Class A Shares	7,927
12,780	Raymond James Financial Inc.	1,189,051
723	Safeguard Scientifics Inc.*	7,447
42,060	SEI Investments Co.	2,653,145
236	Silvercrest Asset Management Group Inc., Class A Shares	3,741
2,594	Stifel Financial Corp.	144,927
1,466	Virtu Financial Inc., Class A Shares(a)	31,959
262	Virtus Investment Partners Inc.	33,798
3,309	Waddell & Reed Financial Inc., Class A Shares(a)	66,246
331	Westwood Holdings Group Inc.	19,042
4,377	WisdomTree Investments Inc.	35,979

	Total Capital Markets	14,143,012

Consumer Finance — 0.4%
438	Credit Acceptance Corp.*(a)	200,039
268	Curo Group Holdings Corp.*	8,270

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.4% — (continued)
Consumer Finance — 0.4% — (continued)
578	Elevate Credit Inc.*	$5,410
977	Encore Capital Group Inc.*	37,859
1,245	Enova International Inc.*	41,334
1,791	EZCORP Inc., Class A Shares*	19,880
1,667	FirstCash Inc.	135,527
9,104	Green Dot Corp., Class A Shares*	779,940
11,818	LendingClub Corp.*	42,663
9,818	Navient Corp.	133,917
698	Nelnet Inc., Class A Shares	40,240
2,870	OneMain Holdings Inc., Class A Shares*	105,329
1,667	PRA Group Inc.*	60,929
359	Regional Management Corp.*	11,965
4,346	Santander Consumer USA Holdings Inc.	93,787
17,082	SLM Corp.*	200,201
247	World Acceptance Corp.*	29,297

	Total Consumer Finance	1,946,587

Diversified Financial Services — 0.1%
1,188	Banco Latinoamericano de Comercio Exterior SA, Class E Shares	24,556
2,535	Cannae Holdings Inc.*	49,280
5,328	FGL Holdings*	46,407
329	Marlin Business Services Corp.	9,410
2,018	On Deck Capital Inc.*	16,588
6,629	Voya Financial Inc.	331,914

	Total Diversified Financial Services	478,155

Insurance — 1.9%
570	Alleghany Corp.	360,115
634	Ambac Financial Group Inc.*	13,396
3,343	American Equity Investment Life Holding Co.	123,992
2,750	American Financial Group Inc.	306,240
279	American National Insurance Co.	35,807
716	AMERISAFE Inc.	45,681
4,130	AmTrust Financial Services Inc.	60,050
5,107	Aon PLC	743,375
1,212	Argo Group International Holdings Ltd.	77,204
2,212	Aspen Insurance Holdings Ltd.	91,024
1,967	Assurant Inc.	202,247
4,317	Assured Guaranty Ltd.	175,875
3,238	Axis Capital Holdings Ltd.	186,250
4,851	Brighthouse Financial Inc.*	201,365
8,612	Brown & Brown Inc.	262,494
1,750	Citizens Inc., Class A Shares*(a)	14,700
6,691	CNO Financial Group Inc.	144,593
4,843	Crawford & Co., Class A Shares	41,311
639	Crawford & Co., Class B Shares	5,572
276	Donegal Group Inc., Class A Shares	3,988
676	eHealth Inc.*	19,732
293	EMC Insurance Group Inc.	7,524
1,210	Employers Holdings Inc.	55,478
448	Enstar Group Ltd.*	95,648
919	Erie Indemnity Co., Class A Shares	113,524
1,559	Everest Re Group Ltd.	347,688
374	FBL Financial Group Inc., Class A Shares	30,425
416	FedNat Holding Co.	10,941

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.4% — (continued)
Insurance — 1.9% — (continued)
36,714	Fidelity National Financial Inc.	$1,472,231
4,070	First American Financial Corp.	231,420
18,826	Genworth Financial Inc., Class A Shares*	87,541
296	Global Indemnity Ltd.	11,671
371	Goosehead Insurance Inc., Class A Shares*	11,508
1,274	Greenlight Capital Re Ltd., Class A Shares*	16,371
546	Hallmark Financial Services Inc.*	6,132
1,665	Hanover Insurance Group Inc. (The)	203,946
301	HCI Group Inc.	12,191
425	Health Insurance Innovations Inc., Class A Shares*	22,482
749	Heritage Insurance Holdings Inc.	10,973
1,536	Horace Mann Educators Corp.	71,117
313	Independence Holding Co.	11,033
44	Investors Title Co.	8,536
971	James River Group Holdings Ltd.	39,762
11,727	Kemper Corp.	953,991
245	Kingstone Cos., Inc.	4,545
740	Kinsale Capital Group Inc.	44,970
2,473	Maiden Holdings Ltd.	9,397
3,314	MBIA Inc.*(a)	34,035
1,020	Mercury General Corp.	54,978
2,305	National General Holdings Corp.	62,950
93	National Western Life Group Inc., Class A Shares	30,313
774	Navigators Group Inc. (The)	54,180
380	NI Holdings Inc.*	6,414
10,604	Old Republic International Corp.	235,197
1,634	Primerica Inc.	199,756
1,980	ProAssurance Corp.	95,733
420	Protective Insurance Corp., Class B Shares	9,870
2,415	Reinsurance Group of America Inc., Class A Shares	344,983
1,579	RenaissanceRe Holdings Ltd.	209,944
1,468	RLI Corp.	112,992
554	Safety Insurance Group Inc.	53,572
2,165	Selective Insurance Group Inc.	138,993
660	State Auto Financial Corp.	20,717
876	Stewart Information Services Corp.	39,227
3,021	Third Point Reinsurance Ltd.*	40,481
1,343	Tiptree Inc.	8,730
4,098	Torchmark Corp.	360,296
899	Trupanion Inc.*(a)	34,333
792	United Fire Group Inc.	39,228
1,176	United Insurance Holdings Corp.	24,496
1,191	Universal Insurance Holdings Inc.	53,119
125	White Mountains Insurance Group Ltd.	115,994
3,649	WR Berkley Corp.	285,571

	Total Insurance	9,672,158

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
1,163	AG Mortgage Investment Trust Inc.	21,864
17,542	AGNC Investment Corp.	333,649
4,060	Anworth Mortgage Asset Corp.	19,813
4,604	Apollo Commercial Real Estate Finance Inc.	89,456
1,050	Arbor Realty Trust Inc.	12,873
1,117	Ares Commercial Real Estate Corp.	16,331
1,541	ARMOUR Residential REIT Inc.	36,244

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.4% — (continued)
Mortgage Real Estate Investment Trusts (REITs) — 0.4% — (continued)
4,024	Blackstone Mortgage Trust Inc., Class A Shares(a)	$137,058
3,473	Capstead Mortgage Corp.	29,173
405	Cherry Hill Mortgage Investment Corp.	7,533
7,579	Chimera Investment Corp.	141,197
3,145	Colony Credit Real Estate Inc.	63,152
2,047	Dynex Capital Inc.	13,121
1,104	Exantas Capital Corp.	13,082
1,556	Granite Point Mortgage Trust Inc.	29,782
536	Great Ajax Corp.	7,311
1,913	Hannon Armstrong Sustainable Infrastructure Capital Inc.	41,244
4,195	Invesco Mortgage Capital Inc.	68,085
602	KKR Real Estate Finance Trust Inc.	12,762
3,255	Ladder Capital Corp., Class A Shares	56,539
16,759	MFA Financial Inc.	128,374
1,627	MTGE Investment Corp.	31,889
12,533	New Residential Investment Corp.	232,738
4,221	New York Mortgage Trust Inc.	27,014
1,954	Orchid Island Capital Inc., Class A Shares(a)	15,515
2,631	PennyMac Mortgage Investment Trust	52,567
2,807	Redwood Trust Inc.	47,663
9,781	Starwood Property Trust Inc.	215,476
582	Sutherland Asset Management Corp.	9,981
1,202	TPG RE Finance Trust Inc.	24,821
9,736	Two Harbors Investment Corp.	152,076
1,737	Western Asset Mortgage Capital Corp.	19,333

	Total Mortgage Real Estate Investment Trusts (REITs)	2,107,716

Thrifts & Mortgage Finance — 0.4%
626	BankFinancial Corp.	9,985
2,570	Beneficial Bancorp Inc.	45,232
2,390	BofI Holding Inc.*	89,004
322	BSB Bancorp Inc.*	10,723
4,795	Capitol Federal Financial Inc.	63,342
534	Charter Financial Corp.	13,302
1,856	Columbia Financial Inc.*	31,422
1,178	Dime Community Bancshares Inc.	21,381
280	Entegra Financial Corp.*	7,700
294	ESSA Bancorp Inc.	4,728
3,733	Essent Group Ltd.*	161,863
335	Federal Agricultural Mortgage Corp., Class C Shares	25,818
739	First Defiance Financial Corp.	23,641
1,104	Flagstar Bancorp Inc.*	36,487
92	FS Bancorp Inc.	5,366
75	Greene County Bancorp Inc.	2,621
52	Hingham Institution for Savings	11,285
296	Home Bancorp Inc.	13,542
941	HomeStreet Inc.*	27,712
439	Impac Mortgage Holdings Inc.*	3,284
3,642	Kearny Financial Corp.	49,895
290	LendingTree Inc.*(a)	73,471
693	Luther Burbank Corp.	7,900
238	Malvern Bancorp Inc.*	5,855
605	Merchants Bancorp	15,797
1,800	Meridian Bancorp Inc.	32,220
377	Meta Financial Group Inc.	32,648

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
FINANCIALS — 11.4% — (continued)
Thrifts & Mortgage Finance — 0.4% — (continued)
13,834	MGIC Investment Corp.*	$175,968
18,417	New York Community Bancorp Inc.	198,351
2,329	NMI Holdings Inc., Class A Shares*	50,306
1,652	Northfield Bancorp Inc.	26,895
3,558	Northwest Bancshares Inc.	64,827
1,779	OceanFirst Financial Corp.	51,947
4,389	Ocwen Financial Corp.*	18,346
581	OP Bancorp*	7,030
1,493	Oritani Financial Corp.	24,187
546	PCSB Financial Corp.	11,204
270	PDL Community Bancorp*	4,007
1,332	PHH Corp.*	14,452
186	Provident Bancorp Inc.*	5,264
2,302	Provident Financial Services Inc.	58,079
276	Prudential Bancorp Inc.	5,073
8,373	Radian Group Inc.	170,223
886	Riverview Bancorp Inc.	8,727
314	SI Financial Group Inc.	4,349
265	Southern Missouri Bancorp Inc.	10,600
551	Sterling Bancorp Inc.	6,750
291	Territorial Bancorp Inc.	8,695
1,841	TFS Financial Corp.	28,425
287	Timberland Bancorp Inc.	10,191
3,578	TrustCo Bank Corp. NY	33,096
1,873	United Community Financial Corp.	19,386
1,912	United Financial Bancorp Inc.	33,976
1,033	Walker & Dunlop Inc.	56,298
3,137	Washington Federal Inc.	106,972
871	Waterstone Financial Inc.	14,720
950	Western New England Bancorp Inc.	10,117
22,964	WMIH Corp.*	34,676
1,128	WSFS Financial Corp.	55,046

	Total Thrifts & Mortgage Finance	2,154,407

	TOTAL FINANCIALS	59,402,543

HEALTH CARE — 14.1%
Biotechnology — 3.4%
1,193	Abeona Therapeutics Inc.*(a)	18,372
3,659	ACADIA Pharmaceuticals Inc.*	52,031
16,291	Acceleron Pharma Inc.*	880,040
1,385	Achaogen Inc.*(a)	7,327
5,051	Achillion Pharmaceuticals Inc.*	17,426
1,621	Acorda Therapeutics Inc.*	46,685
828	Adamas Pharmaceuticals Inc.*	19,069
686	ADMA Biologics Inc.*	4,384
2,384	Aduro Biotech Inc.*	17,642
2,372	Adverum Biotechnologies Inc.*	18,027
700	Aeglea BioTherapeutics Inc.*	7,651
3,576	Agenus Inc.*(a)	7,903
1,991	Agios Pharmaceuticals Inc.*	160,714
1,611	Aimmune Therapeutics Inc.*	44,963
1,901	Akebia Therapeutics Inc.*	15,607
391	Albireo Pharma Inc.*	13,521
2,171	Alder Biopharmaceuticals Inc.*	39,295

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.1% — (continued)
Biotechnology — 3.4% — (continued)
751	Aldeyra Therapeutics Inc.*	$6,346
12,395	Alkermes PLC*	555,792
391	Allena Pharmaceuticals Inc.*	4,262
3,445	Alnylam Pharmaceuticals Inc.*	422,598
1,286	AMAG Pharmaceuticals Inc.*	31,378
7,075	Amicus Therapeutics Inc.*	95,371
766	AnaptysBio Inc.*	67,898
18,853	Apellis Pharmaceuticals Inc.*(a)	364,994
1,232	Arbutus Biopharma Corp.*(a)	11,211
64	Arcus Biosciences Inc.*	922
1,549	Ardelyx Inc.*	6,661
1,848	Arena Pharmaceuticals Inc.*	71,776
4,232	ArQule Inc.*	28,058
7,593	Array BioPharma Inc.*	118,223
3,245	Arrowhead Pharmaceuticals Inc.*	47,896
345	Arsanis Inc.*	790
12,710	Ascendis Pharma AS, ADR*	902,156
1,514	Atara Biotherapeutics Inc.*	61,998
1,563	Athenex Inc.*	25,680
4,761	Athersys Inc.*(a)	9,808
1,191	Audentes Therapeutics Inc.*	43,352
4,468	AVEO Pharmaceuticals Inc.*(a)	13,359
2,191	Avid Bioservices Inc.*	16,038
1,777	Bellicum Pharmaceuticals Inc.*	12,848
3,529	BioCryst Pharmaceuticals Inc.*	25,268
1,017	Biohaven Pharmaceutical Holding Co., Ltd.*	38,504
10,744	BioMarin Pharmaceutical Inc.*	1,074,185
189	BioSpecifics Technologies Corp.*	10,138
3,583	BioTime Inc.*(a)	9,853
2,069	Bluebird Bio Inc.*	348,213
9,070	Blueprint Medicines Corp.*	695,397
935	Calithera Biosciences Inc.*	5,096
114	Calyxt Inc.*	1,930
1,009	Cara Therapeutics Inc.*	20,352
1,093	CareDx Inc.*	26,571
1,628	CASI Pharmaceuticals Inc.*	11,315
618	Catalyst Biosciences Inc.*	6,755
3,568	Catalyst Pharmaceuticals Inc.*	12,024
171	Celcuity Inc.*	4,227
508	Cellular Biomedicine Group Inc.*	10,795
765	ChemoCentryx Inc.*	10,083
1,495	Chimerix Inc.*	5,965
12,412	Clovis Oncology Inc.*	443,729
949	Cohbar Inc.*	4,973
1,744	Coherus Biosciences Inc.*	35,142
791	Concert Pharmaceuticals Inc.*	12,474
2,062	Corbus Pharmaceuticals Holdings Inc.*(a)	12,063
528	Corvus Pharmaceuticals Inc.*	5,787
2,213	CTI BioPharma Corp.*	4,160
519	Cue Biopharma Inc.*	4,993
1,707	Cytokinetics Inc.*	13,485
1,436	CytomX Therapeutics Inc.*	32,296
236	Deciphera Pharmaceuticals Inc.*	8,730
662	Denali Therapeutics Inc.*	12,995

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.1% — (continued)
Biotechnology — 3.4% — (continued)
1,638	Dicerna Pharmaceuticals Inc.*	$25,962
2,299	Dynavax Technologies Corp.*(a)	31,841
387	Eagle Pharmaceuticals Inc.*	26,753
1,698	Editas Medicine Inc.*	55,745
1,854	Emergent BioSolutions Inc.*	114,948
624	Enanta Pharmaceuticals Inc.*	56,740
2,067	Epizyme Inc.*	24,391
852	Esperion Therapeutics Inc.*(a)	42,165
15,046	Exact Sciences Corp.*	1,126,795
11,344	Exelixis Inc.*	213,154
25,670	Fate Therapeutics Inc.*(a)	330,886
590	Fennec Pharmaceuticals Inc.*	5,617
9,141	FibroGen Inc.*	558,972
1,231	Five Prime Therapeutics Inc.*	17,234
1,238	Flexion Therapeutics Inc.*	28,350
630	Fortress Biotech Inc.*	1,241
760	G1 Therapeutics Inc.*	46,117
768	Genomic Health Inc.*	46,979
5,922	Geron Corp.*(a)	33,933
1,861	Global Blood Therapeutics Inc.*	91,096
1,202	GlycoMimetics Inc.*	17,693
138	GTx Inc.*	3,301
4,642	Halozyme Therapeutics Inc.*	85,459
2,376	Heron Therapeutics Inc.*	91,595
313	Homology Medicines Inc.*(a)	5,211
752	Idera Pharmaceuticals Inc.*	7,866
1,142	Immune Design Corp.*	4,340
4,771	ImmunoGen Inc.*	48,616
4,911	Immunomedics Inc.*(a)	131,418
6,763	Incyte Corp.*	499,853
3,158	Inovio Pharmaceuticals Inc.*	16,611
2,851	Insmed Inc.*	56,820
1,137	Insys Therapeutics Inc.*(a)	10,631
1,237	Intellia Therapeutics Inc.*	38,260
871	Intercept Pharmaceuticals Inc.*	97,378
2,583	Intrexon Corp.*(a)	39,727
2,365	Invitae Corp.*	35,026
4,861	Ionis Pharmaceuticals Inc.*	222,099
3,062	Iovance Biotherapeutics Inc.*	54,197
55,372	Ironwood Pharmaceuticals Inc., Class A Shares*	1,065,357
747	Jounce Therapeutics Inc.*	5,864
3,071	Kadmon Holdings Inc.*	13,236
1,804	Karyopharm Therapeutics Inc.*	37,974
3,508	Keryx Biopharmaceuticals Inc.*(a)	11,962
967	Kindred Biosciences Inc.*	14,408
927	Kura Oncology Inc.*	19,004
798	La Jolla Pharmaceutical Co.*	18,386
1,501	Lexicon Pharmaceuticals Inc.*	17,367
779	Ligand Pharmaceuticals Inc.*	202,299
1,028	Loxo Oncology Inc.*	173,711
1,457	MacroGenics Inc.*	31,865
243	Madrigal Pharmaceuticals Inc.*	58,128
6,214	MannKind Corp.*	6,835
1,587	MediciNova Inc.*	19,314

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.1% — (continued)
Biotechnology — 3.4% — (continued)
363	Mersana Therapeutics Inc.*	$5,064
3,598	MiMedx Group Inc.*(a)	19,069
1,140	Minerva Neurosciences Inc.*	11,856
837	Miragen Therapeutics Inc.*	5,198
675	Mirati Therapeutics Inc.*	38,171
3,099	Momenta Pharmaceuticals Inc.*	82,124
393	Mustang Bio Inc.*	2,720
2,589	Myriad Genetics Inc.*	128,906
1,428	NantKwest Inc.*	4,841
1,270	Natera Inc.*	35,103
7,226	Neurocrine Biosciences Inc.*	888,437
1,206	NewLink Genetics Corp.*	3,739
14,174	Novavax Inc.*	22,111
1,230	Nymox Pharmaceutical Corp.*(a)	3,223
13,134	OPKO Health Inc.*(a)	77,753
3,528	Organovo Holdings Inc.*(a)	4,551
364	Ovid therapeutics Inc.*	2,428
8,666	Palatin Technologies Inc.*	8,753
5,689	PDL BioPharma Inc.*	13,767
479	Pfenex Inc.*	2,529
1,923	Pieris Pharmaceuticals Inc.*	10,653
389	PolarityTE Inc.*	11,118
2,424	Portola Pharmaceuticals Inc.*	72,356
2,980	Progenics Pharmaceuticals Inc.*	23,333
683	Proteostasis Therapeutics Inc.*	1,837
1,617	Prothena Corp. PLC*	24,611
1,830	PTC Therapeutics Inc.*	76,384
1,084	Puma Biotechnology Inc.*	47,642
491	Ra Pharmaceuticals Inc.*	5,990
1,502	Radius Health Inc.*(a)	30,896
719	Recro Pharma Inc.*	4,587
1,065	REGENXBIO Inc.*	75,029
1,451	Repligen Corp.*	79,631
1,487	Retrophin Inc.*	47,123
454	Rhythm Pharmaceuticals Inc.*	14,301
6,137	Rigel Pharmaceuticals Inc.*	20,927
1,004	Rocket Pharmaceuticals Inc.*	23,945
1,703	Sage Therapeutics Inc.*	279,735
3,776	Sangamo Therapeutics Inc.*	68,912
2,387	Sarepta Therapeutics Inc.*	329,501
1,075	Savara Inc.*	12,642
4,158	Seattle Genetics Inc.*	319,168
737	Selecta Biosciences Inc.*(a)	9,994
629	Seres Therapeutics Inc.*	5,523
374	Solid Biosciences Inc.*	15,959
3,107	Sorrento Therapeutics Inc.*(a)	17,244
1,278	Spark Therapeutics Inc.*	78,738
3,689	Spectrum Pharmaceuticals Inc.*	79,424
135	Spero Therapeutics Inc.*	1,540
465	Spring Bank Pharmaceuticals Inc.*	6,598
965	Stemline Therapeutics Inc.*	16,502
408	Surface Oncology Inc.*	3,958
683	Syndax Pharmaceuticals Inc.*	5,300
10,024	Synergy Pharmaceuticals Inc.*(a)	19,547

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.1% — (continued)
Biotechnology — 3.4% — (continued)
671	Synlogic Inc.*	$7,099
832	Syros Pharmaceuticals Inc.*	10,225
1,148	T2 Biosystems Inc.*	7,496
16,196	TESARO Inc.*(a)	525,560
2,202	TG Therapeutics Inc.*	27,965
505	Tocagen Inc.*	4,924
1,807	Tyme Technologies Inc.*	4,030
1,842	Ultragenyx Pharmaceutical Inc.*	156,073
1,659	United Therapeutics Corp.*	204,040
1,909	Vanda Pharmaceuticals Inc.*	36,891
905	Veracyte Inc.*	11,439
1,829	Verastem Inc.*	18,217
1,712	Vericel Corp.*	20,886
1,544	Viking Therapeutics Inc.*	20,180
1,343	Vital Therapies Inc.*(a)	10,811
798	Voyager Therapeutics Inc.*	17,349
1,720	Xencor Inc.*	71,879
153	XOMA Corp.*	2,866
965	Zafgen Inc.*	9,187
5,622	ZIOPHARM Oncology Inc.*(a)	16,416

	Total Biotechnology	17,622,824

Health Care Equipment & Supplies — 4.4%
926	ABIOMED Inc.*	376,493
103,861	Accuray Inc.*	415,444
1,739	Align Technology Inc.*	672,106
1,366	AngioDynamics Inc.*	30,626
514	Anika Therapeutics Inc.*	21,274
5,210	Antares Pharma Inc.*	18,443
18,527	AtriCure Inc.*	640,108
53	Atrion Corp.	34,718
1,748	Avanos Medical Inc.*	126,031
1,248	AxoGen Inc.*	54,725
13,055	Becton Dickinson and Co.	3,418,713
4,625	Cantel Medical Corp.	448,625
1,215	Cardiovascular Systems Inc.*	46,814
4,849	Cerus Corp.*	37,725
1,059	CONMED Corp.	85,175
8,261	Cooper Cos., Inc. (The)	2,112,999
1,338	CryoLife Inc.*	46,429
829	CryoPort Inc.*(a)	11,772
530	Cutera Inc.*	18,020
965	CytoSorbents Corp.*	14,137
3,364	DexCom Inc.*	485,694
5,181	Edwards Lifesciences Corp.*	747,307
3,122	Endologix Inc.*	7,181
232	FONAR Corp.*	6,078
1,947	GenMark Diagnostics Inc.*	16,666
1,232	Glaukos Corp.*	84,232
2,673	Globus Medical Inc., Class A Shares*	142,391
4,283	Haemonetics Corp.*	478,154
724	Helius Medical Technologies Inc., Class A Shares*	7,255
238	Heska Corp.*	25,466
2,589	Hill-Rom Holdings Inc.	251,832
618	ICU Medical Inc.*	189,108

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.1% — (continued)
Health Care Equipment & Supplies — 4.4% — (continued)
658	Inogen Inc.*	$174,311
8,817	Insulet Corp.*	919,349
1,251	Integer Holdings Corp.*	99,955
21,992	Integra LifeSciences Holdings Corp.*	1,307,864
271	IntriCon Corp.*	20,027
1,278	Invacare Corp.	19,426
889	iRhythm Technologies Inc.*	82,757
1,544	K2M Group Holdings Inc.*	42,213
1,390	Lantheus Holdings Inc.*	22,379
591	LeMaitre Vascular Inc.	22,168
1,817	LivaNova PLC*	228,124
13,887	Masimo Corp.*	1,637,138
1,541	Meridian Bioscience Inc.	24,194
6,807	Merit Medical Systems Inc.*	400,592
1,202	Natus Medical Inc.*	44,835
1,976	Neogen Corp.*	184,637
1,084	Nevro Corp.*	73,083
10,831	Novocure Ltd.*	487,937
2,013	NuVasive Inc.*	141,292
598	Nuvectra Corp.*	13,957
2,451	NxStage Medical Inc.*	69,461
2,247	OraSure Technologies Inc.*	35,974
654	Orthofix Medical Inc.*	35,028
263	OrthoPediatrics Corp.*	9,158
1,049	Oxford Immunotec Global PLC*	15,441
1,199	Penumbra Inc.*	166,481
392	Pulse Biosciences Inc.*	5,629
1,225	Quidel Corp.*	94,178
1,804	Rockwell Medical Inc.*(a)	8,858
2,021	RTI Surgical Inc.*	9,044
587	SeaSpine Holdings Corp.*	9,040
2,836	Senseonics Holdings Inc.*(a)	11,571
870	Sientra Inc.*	21,854
1,711	STAAR Surgical Co.*	81,615
11,309	STERIS PLC	1,293,976
547	Surmodics Inc.*	43,076
649	Tactile Systems Technology Inc.*	43,918
1,666	Tandem Diabetes Care Inc.*	76,120
2,014	Teleflex Inc.	498,324
5,829	TransEnterix Inc.*(a)	33,808
119	Utah Medical Products Inc.	10,811
70,335	Varex Imaging Corp.*	2,208,519
1,856	ViewRay Inc.*	18,709
2,740	West Pharmaceutical Services Inc.	320,717
25,432	Wright Medical Group NV*	737,019

	Total Health Care Equipment & Supplies	22,876,308

Health Care Providers & Services — 1.6%
454	AAC Holdings Inc.*	4,022
23,109	Acadia Healthcare Co., Inc.*	959,717
373	Addus HomeCare Corp.*	24,208
1,068	Amedisys Inc.*	133,511
706	American Renal Associates Holdings Inc.*(a)	15,497
1,761	AMN Healthcare Services Inc.*	102,666
927	Apollo Medical Holdings Inc.*(a)	14,137

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.1% — (continued)
Health Care Providers & Services — 1.6% — (continued)
4,442	BioScrip Inc.*	$12,882
1,214	BioTelemetry Inc.*	75,025
6,983	Brookdale Senior Living Inc.*	69,271
879	Capital Senior Living Corp.*	7,797
582	Chemed Corp.	188,300
596	Civitas Solutions Inc.*	9,536
2,871	Community Health Systems Inc.*	11,139
326	CorVel Corp.*	19,381
1,325	Cross Country Healthcare Inc.*	13,263
2,118	Diplomat Pharmacy Inc.*	43,758
3,674	Encompass Health Corp.	299,762
1,843	Ensign Group Inc. (The)	72,006
4,665	Envision Healthcare Corp.*	211,604
2,272	Genesis Healthcare Inc., Class A Shares*	4,021
2,109	HealthEquity Inc.*	198,689
11,770	Laboratory Corp. of America Holdings*	2,034,680
1,153	LHC Group Inc.*	114,066
1,422	LifePoint Health Inc.*	91,577
918	Magellan Health Inc.*	67,473
3,464	MEDNAX Inc.*	164,020
8,511	Molina Healthcare Inc.*	1,174,518
593	National HealthCare Corp.	45,703
417	National Research Corp.	16,326
2,277	Owens & Minor Inc.	38,663
12,031	Patterson Cos., Inc.(a)	271,299
351	PetIQ Inc., Class A Shares*(a)	13,745
1,959	Premier Inc., Class A Shares*	86,647
424	Providence Service Corp. (The)*	28,467
1,325	Quorum Health Corp.*	6,029
3,861	R1 RCM Inc.*	38,494
1,490	RadNet Inc.*	20,637
4,060	Select Medical Holdings Corp.*	80,388
730	Surgery Partners Inc.*(a)	12,666
3,122	Tenet Healthcare Corp.*	105,274
28,208	Tivity Health Inc.*	970,355
825	Triple-S Management Corp., Class B Shares*	17,960
469	US Physical Therapy Inc.	58,742
1,888	WellCare Health Plans Inc.*	571,252

	Total Health Care Providers & Services	8,519,173

Health Care Technology — 0.6%
77,338	Allscripts Healthcare Solutions Inc.*	1,129,908
1,548	athenahealth Inc.*	238,237
2,904	Castlight Health Inc., Class B Shares*	8,712
431	Computer Programs & Systems Inc.	11,766
2,518	Evolent Health Inc., Class A Shares*	64,209
1,089	HealthStream Inc.	34,554
3,305	HMS Holdings Corp.*	105,925
2,702	Inovalon Holdings Inc., Class A Shares*(a)	29,722
281	Inspire Medical Systems Inc.*(a)	15,452
2,267	Medidata Solutions Inc.*	192,650
1,079	NantHealth Inc.*	2,395
11,159	Omnicell Inc.*	767,181
1,992	Quality Systems Inc.*	45,597
445	Simulations Plus Inc.	9,278

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.1% — (continued)
Health Care Technology — 0.6% — (continued)
647	Tabula Rasa HealthCare Inc.*	$56,723
2,603	Teladoc Health Inc.*(a)	201,863
4,643	Veeva Systems Inc., Class A Shares*	484,544
1,101	Vocera Communications Inc.*	36,509

	Total Health Care Technology	3,435,225

Life Sciences Tools & Services — 2.6%
917	Accelerate Diagnostics Inc.*(a)	22,558
35,960	Agilent Technologies Inc.	2,428,738
4,742	Bio-Rad Laboratories Inc., Class A Shares*	1,542,573
1,441	Bio-Techne Corp.	276,917
3,949	Bruker Corp.	140,506
1,231	Cambrex Corp.*	82,969
13,739	Charles River Laboratories International Inc.*	1,696,904
1,815	ChromaDex Corp.*(a)	8,222
1,898	Codexis Inc.*	32,646
1,486	Enzo Biochem Inc.*	6,821
103,324	Fluidigm Corp.*(a)	818,326
1,600	Harvard Bioscience Inc.*	9,520
9,090	ICON PLC, ADR*	1,354,592
2,317	Illumina Inc.*	822,141
22,254	Luminex Corp.	627,785
441	Medpace Holdings Inc.*	26,367
28,914	NanoString Technologies Inc.*	467,539
2,058	NeoGenomics Inc.*	28,503
4,526	Pacific Biosciences of California Inc.*	22,585
4,250	PerkinElmer Inc.	392,828
7,647	PRA Health Sciences Inc.*	807,523
27,945	QIAGEN NV*	1,089,017
136	Quanterix Corp.*	2,275
2,395	Syneos Health Inc., Class A Shares*	119,391
2,677	Waters Corp.*	507,238

	Total Life Sciences Tools & Services	13,334,484

Pharmaceuticals — 1.5%
988	Aclaris Therapeutics Inc.*	15,729
1,324	Aerie Pharmaceuticals Inc.*	81,227
602	Akcea Therapeutics Inc.*(a)	15,899
3,486	Akorn Inc.*	54,695
43,346	Amneal Pharmaceuticals Inc.*	1,001,293
1,323	Amphastar Pharmaceuticals Inc.*	25,111
2,443	Ampio Pharmaceuticals Inc.*(a)	1,537
338	ANI Pharmaceuticals Inc.*	19,672
1,861	Aratana Therapeutics Inc.*	9,863
679	Assembly Biosciences Inc.*	27,160
2,423	Assertio Therapeutics Inc.*	15,459
19,849	Catalent Inc.*	829,688
988	Clearside Biomedical Inc.*	6,728
1,099	Collegium Pharmaceutical Inc.*	18,793
3,649	Corcept Therapeutics Inc.*	54,808
860	Corium International Inc.*	8,394
137,640	Correvio Pharma Corp.*	623,509
29,094	Cymabay Therapeutics Inc.*	396,551
1,234	Dermira Inc.*	11,748
509	Dova Pharmaceuticals Inc.*(a)	12,954

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
HEALTH CARE — 14.1% — (continued)
Pharmaceuticals — 1.5% — (continued)
6,490	Durect Corp.*	$8,502
1,120	Eloxx Pharmaceuticals Inc.*	20,518
8,364	Endo International PLC*	143,443
2,421	Endocyte Inc.*	47,742
219	Evolus Inc.*	5,604
6,187	Horizon Pharma PLC*	130,793
804	Innovate Biopharmaceuticals Inc.*(a)	5,724
2,598	Innoviva Inc.*	37,723
22,186	Intersect ENT Inc.*	650,050
1,669	Intra-Cellular Therapies Inc.*	36,618
2,286	Jazz Pharmaceuticals PLC*	390,723
426	Kala Pharmaceuticals Inc.*	5,755
1,196	Lannett Co., Inc.*(a)	6,399
14,576	Mallinckrodt PLC*	502,289
2,190	Marinus Pharmaceuticals Inc.*	15,637
29,633	Medicines Co. (The)*(a)	1,173,763
551	Melinta Therapeutics Inc.*	2,576
265	Menlo Therapeutics Inc.*	2,035
1,137	MyoKardia Inc.*	70,096
8,305	Nektar Therapeutics, Class A Shares*	552,199
1,067	Neos Therapeutics Inc.*	6,135
1,095	Ocular Therapeutix Inc.*	7,391
285	Odonate Therapeutics Inc.*	5,469
1,707	Omeros Corp.*	44,177
534	Optinose Inc.*(a)	7,941
1,491	Pacira Pharmaceuticals Inc.*	70,301
1,169	Paratek Pharmaceuticals Inc.*	11,982
756	Phibro Animal Health Corp., Class A Shares	35,683
1,994	Prestige Consumer Healthcare Inc.*	76,769
592	Reata Pharmaceuticals Inc., Class A Shares*(a)	51,125
1,220	Revance Therapeutics Inc.*	33,428
333	scPharmaceuticals Inc.*	1,705
627	Sienna Biopharmaceuticals Inc.*	10,446
2,526	SIGA Technologies Inc.*	20,789
1,822	Supernus Pharmaceuticals Inc.*	80,715
1,542	Teligent Inc.*(a)	6,230
2,531	Tetraphase Pharmaceuticals Inc.*	8,960
6,253	TherapeuticsMD Inc.*	40,519
1,603	Theravance Biopharma Inc.*(a)	46,439
657	WaVe Life Sciences Ltd.*	35,018
1,608	Zogenix Inc.*	77,666

	Total Pharmaceuticals	7,717,895

	TOTAL HEALTH CARE	73,505,909

INDUSTRIALS — 18.6%
Aerospace & Defense — 3.1%
1,214	AAR Corp.	56,657
2,608	Aerojet Rocketdyne Holdings Inc.*	91,567
792	Aerovironment Inc.*	69,664
796	Astronics Corp.*	34,634
1,961	Axon Enterprise Inc.*	133,858
12,781	BWX Technologies Inc.	783,731
28,896	Cubic Corp.	2,187,427
1,725	Curtiss-Wright Corp.	231,064

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 18.6% — (continued)
Aerospace & Defense — 3.1% — (continued)
435	Ducommun Inc.*	$17,700
637	Engility Holdings Inc.*	22,110
4,849	Esterline Technologies Corp.*	416,772
1,439	HEICO Corp.	130,489
17,015	HEICO Corp., Class A Shares	1,267,617
50,504	Hexcel Corp.	3,339,324
1,685	Huntington Ingalls Industries Inc.	411,932
68,620	KEYW Holding Corp. (The)*(a)	583,956
1,876	KLX Inc.*	138,524
3,298	Kratos Defense & Security Solutions Inc.*	44,061
2,113	Maxar Technologies Ltd.	65,609
14,654	Mercury Systems Inc.*	798,790
1,197	Moog Inc., Class A Shares	94,455
208	National Presto Industries Inc.	27,581
249	Sparton Corp.*	3,180
15,774	Spirit AeroSystems Holdings Inc., Class A Shares	1,348,677
8,636	Teledyne Technologies Inc.*	2,048,977
1,822	Triumph Group Inc.	37,898
416	Vectrus Inc.*	13,653
146,042	Wesco Aircraft Holdings Inc.*	1,774,410

	Total Aerospace & Defense	16,174,317

Air Freight & Logistics — 0.2%
2,185	Air Transport Services Group Inc.*	44,465
884	Atlas Air Worldwide Holdings Inc.*	53,836
24,716	Echo Global Logistics Inc.*	820,571
1,094	Forward Air Corp.	70,300
1,338	Hub Group Inc., Class A Shares*	70,713
1,739	Radiant Logistics Inc.*	7,565

	Total Air Freight & Logistics	1,067,450

Airlines — 0.3%
4,666	Alaska Air Group Inc.	314,908
527	Allegiant Travel Co., Class A Shares	71,804
1,176	Copa Holdings SA, Class A Shares	94,009
2,025	Hawaiian Holdings Inc.	84,038
43,653	JetBlue Airways Corp.*	832,899
1,899	SkyWest Inc.	124,005
2,556	Spirit Airlines Inc.*	121,461

	Total Airlines	1,643,124

Building Products — 1.1%
1,542	AAON Inc.	62,297
1,660	Advanced Drainage Systems Inc.	52,041
3,689	Allegion PLC	321,755
527	American Woodmark Corp.*	44,769
17,089	AO Smith Corp.	992,529
1,036	Apogee Enterprises Inc.	50,992
764	Armstrong Flooring Inc.*	13,378
1,690	Armstrong World Industries Inc.*	117,962
4,225	Builders FirstSource Inc.*	65,994
952	Caesarstone Ltd.(a)	18,040
1,402	Continental Building Products Inc.*	52,295
597	CSW Industrials Inc.*	33,432
5,443	Fortune Brands Home & Security Inc.	288,370

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 18.6% — (continued)
Building Products — 1.1% — (continued)
1,193	Gibraltar Industries Inc.*	$54,162
1,025	Griffon Corp.	18,706
677	Insteel Industries Inc.	25,963
20,671	JELD-WEN Holding Inc.*	502,719
1,431	Lennox International Inc.	318,841
1,116	Masonite International Corp.*	74,716
107,591	NCI Building Systems Inc.*	1,818,288
4,108	Owens Corning	232,595
891	Patrick Industries Inc.*	57,024
1,837	PGT Innovations Inc.*	44,639
1,226	Quanex Building Products Corp.	20,106
1,545	Simpson Manufacturing Co., Inc.	118,610
2,288	Trex Co., Inc.*	193,794
2,511	Universal Forest Products Inc.	94,062
3,201	USG Corp.*	137,963

	Total Building Products	5,826,042

Commercial Services & Supplies — 2.6%
2,470	ABM Industries Inc.	78,348
3,975	ACCO Brands Corp.	49,290
3,976	ADT Inc.(a)	35,585
2,711	Advanced Disposal Services Inc.*	72,329
1,753	Brady Corp., Class A Shares	70,909
1,875	Brink’s Co. (The)	140,812
1,496	Casella Waste Systems Inc., Class A Shares*	42,456
1,654	CECO Environmental Corp.	13,960
822	Cimpress NV*	115,080
8,875	Cintas Corp.	1,893,659
14,445	Clean Harbors Inc.*	990,783
107,996	Covanta Holding Corp.	1,906,129
1,776	Deluxe Corp.	105,175
941	Ennis Inc.	20,514
1,527	Essendant Inc.	22,035
2,760	Healthcare Services Group Inc.(a)	113,740
554	Heritage-Crystal Clean Inc.*	12,908
2,397	Herman Miller Inc.	91,805
1,623	HNI Corp.	71,574
2,221	Interface Inc., Class A Shares	52,305
18,024	KAR Auction Services Inc.	1,129,925
1,321	Kimball International Inc., Class B Shares	23,078
1,826	Knoll Inc.	42,984
1,716	LSC Communications Inc.	20,987
42,252	Matthews International Corp., Class A Shares	2,192,879
1,016	McGrath RentCorp	58,928
1,660	Mobile Mini Inc.	71,214
10,907	MSA Safety Inc.	1,102,589
570	Multi-Color Corp.	35,197
157	NL Industries Inc.*	1,240
787	PICO Holdings Inc.	9,405
7,016	Pitney Bowes Inc.	50,936
1,140	Quad/Graphics Inc.	25,958
3,628	Rollins Inc.	217,970
2,962	RR Donnelley & Sons Co.	14,988
853	SP Plus Corp.*	33,182
3,181	Steelcase Inc., Class A Shares	46,443

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 18.6% — (continued)
Commercial Services & Supplies — 2.6% — (continued)
10,108	Stericycle Inc.*	$623,562
1,065	Team Inc.*(a)	24,814
2,165	Tetra Tech Inc.	151,117
611	UniFirst Corp.	113,157
824	US Ecology Inc.	59,946
765	Viad Corp.	47,124
286	VSE Corp.	11,034
17,967	Waste Connections Inc.	1,426,400

	Total Commercial Services & Supplies	13,434,453

Construction & Engineering — 1.9%
5,988	AECOM*	201,436
1,206	Aegion Corp., Class A Shares*	30,102
595	Ameresco Inc., Class A Shares*	8,538
672	Argan Inc.	26,746
1,372	Comfort Systems USA Inc.	78,753
1,196	Dycom Industries Inc.*	100,356
27,424	EMCOR Group Inc.	2,196,662
5,260	Fluor Corp.	301,977
38,616	Granite Construction Inc.	1,763,979
2,140	Great Lakes Dredge & Dock Corp.*	11,716
1,890	HC2 Holdings Inc.*	11,850
295	IES Holdings Inc.*	5,649
781	Infrastructure & Energy Alternatives Inc.*	8,279
45,256	Jacobs Engineering Group Inc.	3,289,659
47,482	KBR Inc.	996,172
2,420	MasTec Inc.*	105,996
570	MYR Group Inc.*	19,819
371	Northwest Pipe Co.*	6,700
294	NV5 Global Inc.*	26,004
1,240	Orion Group Holdings Inc.*	10,689
1,565	Primoris Services Corp.	39,219
5,605	Quanta Services Inc.*	193,877
1,080	Sterling Construction Co., Inc.*	15,714
1,359	Tutor Perini Corp.*	27,656
3,325	Valmont Industries Inc.	466,830
1,228	Willscot Corp., Class A Shares*(a)	21,429

	Total Construction & Engineering	9,965,807

Electrical Equipment — 1.3%
1,584	Acuity Brands Inc.	242,099
249	Allied Motion Technologies Inc.	12,161
1,484	Atkore International Group Inc.*	40,632
37,258	AZZ Inc.	2,002,617
168,547	Babcock & Wilcox Enterprises Inc.*	235,966
761	Encore Wire Corp.	38,240
872	Energous Corp.*(a)	11,179
1,570	EnerSys	130,294
3,177	Enphase Energy Inc.*(a)	15,536
3,943	FuelCell Energy Inc.*(a)	4,613
2,265	Generac Holdings Inc.*	125,685
2,297	GrafTech International Ltd.	42,449
2,126	Hubbell Inc., Class B Shares	268,641
6,040	nVent Electric PLC	169,664
7,711	Plug Power Inc.*(a)	15,191

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 18.6% — (continued)
Electrical Equipment — 1.3% — (continued)
305	Powell Industries Inc.	$11,941
102	Preformed Line Products Co.	8,333
1,750	Regal Beloit Corp.	146,475
2,920	Rockwell Automation Inc.	528,403
6,599	Sensata Technologies Holding PLC*	349,417
4,021	Sunrun Inc.*	52,755
77,975	Thermon Group Holdings Inc.*	2,089,730
577	TPI Composites Inc.*	16,173
644	Vicor Corp.*	40,218
1,359	Vivint Solar Inc.*	7,135

	Total Electrical Equipment	6,605,547

Industrial Conglomerates — 0.6%
13,858	Carlisle Cos., Inc.	1,757,333
1,342	Raven Industries Inc.	64,953
4,932	Roper Technologies Inc.	1,471,561

	Total Industrial Conglomerates	3,293,847

Machinery — 4.0%
24,246	Actuant Corp., Class A Shares	714,045
2,676	AGCO Corp.	159,650
429	Alamo Group Inc.	40,884
1,076	Albany International Corp., Class A Shares	83,013
4,529	Allison Transmission Holdings Inc.	224,910
1,084	Altra Industrial Motion Corp.(a)	42,330
275	American Railcar Industries Inc.	12,601
854	Astec Industries Inc.	41,547
1,951	Barnes Group Inc.	132,785
514	Blue Bird Corp.*	11,796
2,059	Briggs & Stratton Corp.	41,510
1,153	Chart Industries Inc.*	87,109
600	CIRCOR International Inc.	27,216
3,635	Colfax Corp.*	126,934
829	Columbus McKinnon Corp.	35,257
1,068	Commercial Vehicle Group Inc.*	10,424
1,875	Crane Co.	171,150
536	DMC Global Inc.	21,038
4,868	Donaldson Co., Inc.	246,321
833	Douglas Dynamics Inc.	38,151
203	Eastern Co. (The)	5,989
1,250	Energy Recovery Inc.*(a)	12,113
774	EnPro Industries Inc.	58,104
957	ESCO Technologies Inc.	64,741
2,829	Evoqua Water Technologies Corp.*	54,826
2,229	Federal Signal Corp.	58,021
24,436	Flowserve Corp.	1,273,604
1,735	Franklin Electric Co., Inc.	84,842
365	FreightCar America Inc.*	6,172
3,987	Gardner Denver Holdings Inc.*	111,477
1,671	Gates Industrial Corp. PLC*	30,462
303	Gencor Industries Inc.*	3,909
963	Global Brass & Copper Holdings Inc.	37,124
669	Gorman-Rupp Co. (The)	24,526
6,466	Graco Inc.	303,967
303	Graham Corp.	8,426

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 18.6% — (continued)
Machinery — 4.0% — (continued)
1,183	Greenbrier Cos., Inc. (The)	$68,614
31,209	Harsco Corp.*	881,654
2,345	Hillenbrand Inc.	119,947
226	Hurco Cos., Inc.	9,695
376	Hyster-Yale Materials Handling Inc.	23,199
18,138	IDEX Corp.	2,778,923
13,979	ITT Inc.	826,299
1,167	John Bean Technologies Corp.	138,056
411	Kadant Inc.	41,532
3,041	Kennametal Inc.	124,195
341	LB Foster Co., Class A Shares*	7,758
2,490	Lincoln Electric Holdings Inc.	234,458
438	Lindsay Corp.	41,947
618	Lydall Inc.*	26,450
950	Manitex International Inc.*	10,051
90,602	Manitowoc Co., Inc. (The)*	2,101,060
3,147	Meritor Inc.*	68,164
2,116	Middleby Corp. (The)*	257,179
46,393	Milacron Holdings Corp.*	983,532
418	Miller Industries Inc.	12,038
2,119	Mueller Industries Inc.	67,744
5,786	Mueller Water Products Inc., Class A Shares	66,944
1,837	Navistar International Corp.*	80,038
948	NN Inc.	18,960
2,171	Nordson Corp.	301,812
168	Omega Flex Inc.	14,910
2,759	Oshkosh Corp.	193,847
375	Park-Ohio Holdings Corp.	15,544
6,020	Pentair PLC	261,750
1,083	Proto Labs Inc.*	168,352
963	RBC Bearings Inc.*	144,267
1,127	REV Group Inc.(a)	19,170
3,906	Rexnord Corp.*	113,391
5,105	Snap-on Inc.	902,462
1,194	Spartan Motors Inc.	17,253
1,612	SPX Corp.*	54,792
43,979	SPX FLOW Inc.*	2,108,353
478	Standex International Corp.	51,576
1,070	Sun Hydraulics Corp.	53,864
668	Tennant Co.	51,135
2,783	Terex Corp.	107,841
2,718	Timken Co. (The)	132,231
2,602	Titan International Inc.	19,463
4,078	Toro Co. (The)	247,902
1,718	TriMas Corp.*	52,743
5,773	Trinity Industries Inc.	206,904
10,919	Twin Disc Inc.*	278,981
2,496	Wabash National Corp.	45,527
2,005	WABCO Holdings Inc.*	246,775
9,843	Wabtec Corp.(a)	1,066,194
1,175	Watts Water Technologies Inc., Class A Shares	96,879
5,280	Welbilt Inc.*	116,846
2,000	Woodward Inc.	161,120

	Total Machinery	20,647,295

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 18.6% — (continued)
Marine — 0.1%
1,817	Costamare Inc.	$12,773
34,600	Danaos Corp.*	57,090
1,848	Eagle Bulk Shipping Inc.*	9,258
660	Genco Shipping & Trading Ltd.*	9,062
2,212	Kirby Corp.*	193,108
1,580	Matson Inc.	59,029
2,124	Safe Bulkers Inc.*	5,926
1,967	Scorpio Bulkers Inc.	13,376

	Total Marine	359,622

Professional Services — 0.8%
721	Acacia Research Corp.*	2,812
1,978	ASGN Inc.*	183,143
296	Barrett Business Services Inc.	22,209
266	BG Staffing Inc.	6,480
1,940	CBIZ Inc.*	46,366
296	CRA International Inc.	16,919
1,393	Dun & Bradstreet Corp. (The)	199,088
2,143	Exponent Inc.	112,186
391	Forrester Research Inc.	19,237
544	Franklin Covey Co.*	13,926
1,403	FTI Consulting Inc.*	106,937
467	GP Strategies Corp.*	8,896
816	Heidrick & Struggles International Inc.	36,067
829	Huron Consulting Group Inc.*	41,036
678	ICF International Inc.	55,359
1,497	InnerWorkings Inc.*	11,707
1,433	Insperity Inc.	171,745
1,394	Kelly Services Inc., Class A Shares	35,143
870	Kforce Inc.	36,584
2,111	Korn/Ferry International	141,711
2,551	ManpowerGroup Inc.	239,105
94,985	Mistras Group Inc.*	2,166,608
1,679	Navigant Consulting Inc.*	40,111
249	Reis Inc.	5,739
1,126	Resources Connection Inc.	18,635
4,637	Robert Half International Inc.	362,521
1,629	TriNet Group Inc.*	96,225
1,534	TrueBlue Inc.*	44,946
1,616	WageWorks Inc.*	86,456
345	Willdan Group Inc.*	10,823

	Total Professional Services	4,338,720

Road & Rail — 0.9%
262	AMERCO	98,221
1,092	ArcBest Corp.	52,525
17,038	Avis Budget Group Inc.*	530,052
438	Covenant Transportation Group Inc., Class A Shares*	13,083
1,485	Daseke Inc.*	13,350
2,353	Genesee & Wyoming Inc., Class A Shares*	206,805
1,755	Heartland Express Inc.	35,890
31,645	Hertz Global Holdings Inc.*(a)	557,268
19,770	Knight-Swift Transportation Holdings Inc., Class A Shares	674,750
1,623	Landstar System Inc.	187,943
1,454	Marten Transport Ltd.	32,061

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INDUSTRIALS — 18.6% — (continued)
Road & Rail — 0.9% — (continued)
82	PAM Transportation Services Inc.*	$4,778
22,574	Ryder System Inc.	1,734,586
958	Saia Inc.*	75,922
1,778	Schneider National Inc., Class B Shares	48,095
346	Universal Logistics Holdings Inc.	12,664
367	USA Truck Inc.*	8,041
2,025	Werner Enterprises Inc.	75,026
1,308	YRC Worldwide Inc.*	12,518

	Total Road & Rail	4,373,578

Trading Companies & Distributors — 1.7%
28,415	Air Lease Corp., Class A Shares	1,313,057
1,791	Aircastle Ltd.	37,468
1,424	Applied Industrial Technologies Inc.	109,719
13,731	Beacon Roofing Supply Inc.*	509,145
285	BlueLinx Holdings Inc.*	10,240
2,798	BMC Stock Holdings Inc.*	62,955
658	CAI International Inc.*	17,759
575	DXP Enterprises Inc.*	26,387
170	EnviroStar Inc.	8,033
425	Foundation Building Materials Inc.*	5,869
1,405	GATX Corp.	118,652
295	General Finance Corp.*	4,027
1,213	GMS Inc.*	30,143
1,193	H&E Equipment Services Inc.	41,528
21,685	HD Supply Holdings Inc.*	988,619
898	Herc Holdings Inc.*	47,217
1,175	Kaman Corp.	76,622
239	Lawson Products Inc.*	8,054
3,142	MRC Global Inc.*	64,757
1,676	MSC Industrial Direct Co., Inc., Class A Shares	143,264
1,121	Nexeo Solutions Inc.*	11,221
4,030	NOW Inc.*	69,276
23,717	Rush Enterprises Inc., Class A Shares	1,018,882
192	Rush Enterprises Inc., Class B Shares	8,506
1,491	SiteOne Landscape Supply Inc.*	134,742
460	Systemax Inc.	16,790
125,538	Textainer Group Holdings Ltd.*	1,895,624
779	Titan Machinery Inc.*	14,069
1,954	Triton International Ltd.	73,822
38,389	Univar Inc.*	1,067,982
446	Veritiv Corp.*	21,296
4,676	Watsco Inc.	818,253
1,964	WESCO International Inc.*	120,099
210	Willis Lease Finance Corp.*	7,199

	Total Trading Companies & Distributors	8,901,276

Transportation Infrastructure — 0.0%
2,982	Macquarie Infrastructure Corp.	140,273

	TOTAL INDUSTRIALS	96,771,351

INFORMATION TECHNOLOGY — 19.1%
Communications Equipment — 1.9%
16,752	Acacia Communications Inc.*(a)	682,979
1,799	ADTRAN Inc.	30,943

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 19.1% — (continued)
Communications Equipment — 1.9% — (continued)
1,137	Aerohive Networks Inc.*	$4,798
693	Applied Optoelectronics Inc.*(a)	28,662
77,461	ARRIS International PLC*	2,007,014
1,299	CalAmp Corp.*	30,526
1,568	Calix Inc.*	12,230
547	Casa Systems Inc.*	8,035
84,446	Ciena Corp.*	2,666,805
411	Clearfield Inc.*	5,610
7,327	CommScope Holding Co., Inc.*	232,193
860	Comtech Telecommunications Corp.	30,831
937	Digi International Inc.*	12,603
1,931	EchoStar Corp., Class A Shares*	92,688
4,296	Extreme Networks Inc.*	26,936
4,287	Finisar Corp.*	87,455
3,335	Harmonic Inc.*	18,176
92,865	Infinera Corp.*	831,142
1,291	InterDigital Inc.	106,637
659	KVH Industries Inc.*	8,205
2,444	Lumentum Holdings Inc.*	165,948
1,166	NETGEAR Inc.*	82,611
3,147	NetScout Systems Inc.*	78,675
6,283	Oclaro Inc.*	59,940
4,535	Palo Alto Networks Inc.*	1,048,265
1,334	Plantronics Inc.	89,671
1,254	Quantenna Communications Inc.*	22,911
51,114	Ribbon Communications Inc.*	353,709
723	Ubiquiti Networks Inc.(a)	64,860
2,163	ViaSat Inc.*(a)	135,880
64,801	Viavi Solutions Inc.*	725,771

	Total Communications Equipment	9,752,709

Electronic Equipment, Instruments & Components — 2.4%
9,682	Amphenol Corp., Class A Shares	915,724
1,186	Anixter International Inc.*	85,511
3,391	Arrow Electronics Inc.*	262,904
4,391	Avnet Inc.	212,524
2,052	AVX Corp.	43,400
1,070	Badger Meter Inc.	58,796
335	Bel Fuse Inc., Class B Shares	9,598
1,612	Belden Inc.	117,225
1,777	Benchmark Electronics Inc.	45,935
5,729	CDW Corp.	501,631
6,387	Cognex Corp.	343,621
929	Coherent Inc.*	177,067
1,114	Control4 Corp.*	36,105
1,231	CTS Corp.	45,485
1,375	Daktronics Inc.	11,151
2,362	Dolby Laboratories Inc., Class A Shares	165,789
1,132	Electro Scientific Industries Inc.*	24,847
510	ePlus Inc.*	52,861
1,346	Fabrinet*	64,433
629	FARO Technologies Inc.*	42,898
7,720	Fitbit Inc., Class A Shares*	46,474
5,048	FLIR Systems Inc.	316,712
9,908	II-VI Inc.*	492,923

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 19.1% — (continued)
Electronic Equipment, Instruments & Components — 2.4% — (continued)
1,311	Insight Enterprises Inc.*	$72,289
974	Iteris Inc.*	5,016
12,488	Itron Inc.*	829,203
6,282	Jabil Inc.	185,696
2,078	KEMET Corp.*	53,696
62,223	Keysight Technologies Inc.*	4,037,650
988	Kimball Electronics Inc.*	19,562
3,266	Knowles Corp.*	59,213
903	Littelfuse Inc.	201,875
41,247	Maxwell Technologies Inc.*(a)	147,252
136	Mesa Laboratories Inc.	27,302
1,349	Methode Electronics Inc.	53,488
672	MTS Systems Corp.	36,355
505	Napco Security Technologies Inc.*	7,625
4,303	National Instruments Corp.	205,468
236	nLight Inc.*	7,271
1,228	Novanta Inc.*	94,065
7,529	OSI Systems Inc.*	586,434
518	PAR Technology Corp.*	13,302
938	Park Electrochemical Corp.	20,054
440	PC Connection Inc.	17,468
1,221	Plexus Corp.*	77,277
686	Rogers Corp.*	94,716
2,737	Sanmina Corp.*	84,300
941	ScanSource Inc.*	38,252
1,196	SYNNEX Corp.	115,976
1,426	Tech Data Corp.*	103,742
9,672	Trimble Inc.*	407,191
3,508	TTM Technologies Inc.*	65,600
4,945	Vishay Intertechnology Inc.	117,691
461	Vishay Precision Group Inc.*	19,961
2,044	Zebra Technologies Corp., Class A Shares*	351,037

	Total Electronic Equipment, Instruments & Components	12,229,641

Internet Software & Services — 1.3%
3,608	2U Inc.*	322,411
1,275	Alarm.com Holdings Inc.*	71,770
1,159	Alteryx Inc., Class A Shares*	67,280
934	Amber Road Inc.*	8,154
553	Appfolio Inc., Class A Shares*	47,226
1,264	Apptio Inc., Class A Shares*	49,043
744	Benefitfocus Inc.*	32,810
4,988	Box Inc., Class A Shares*	122,505
1,218	Brightcove Inc.*	9,988
1,002	Carbonite Inc.*	41,633
175	Cardlytics Inc.*	3,568
735	Care.com Inc.*	14,281
1,836	Cargurus Inc., Class A Shares*	90,552
2,927	Cars.com Inc.*	78,766
950	ChannelAdvisor Corp.*	12,398
1,474	Cision Ltd.*	26,694
18,161	Cloudera Inc.*	272,597
1,995	Cornerstone OnDemand Inc.*	112,837
2,090	Coupa Software Inc.*	149,874
1,044	DocuSign Inc.*(a)	65,187

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 19.1% — (continued)
Internet Software & Services — 1.3% — (continued)
547	eGain Corp.*	$7,822
2,660	Endurance International Group Holdings Inc.*	25,669
1,649	Envestnet Inc.*	104,217
4,593	Etsy Inc.*	223,633
2,120	Five9 Inc.*	101,866
776	Fusion Connect Inc.*	2,871
5,878	GoDaddy Inc., Class A Shares*	478,822
2,411	Gogo Inc.*(a)	10,825
3,475	GrubHub Inc.*	500,782
1,304	GTT Communications Inc.*	56,137
2,565	Hortonworks Inc.*	57,251
9,152	Instructure Inc.*	374,774
1,044	Internap Corp.*	14,010
1,745	j2 Global Inc.	144,085
584	Leaf Group Ltd.*	6,453
3,663	Limelight Networks Inc.*	18,571
1,072	Liquidity Services Inc.*	7,718
2,111	LivePerson Inc.*	56,786
2,007	LogMeIn Inc.	172,502
1,938	Match Group Inc.*(a)	96,997
3,777	Meet Group Inc. (The)*	19,263
1,606	MINDBODY Inc., Class A Shares*	59,583
1,725	New Relic Inc.*	177,261
11,258	Nutanix Inc., Class A Shares*	634,051
3,343	Okta Inc., Class A Shares*	206,698
10,344	Pandora Media Inc.*	95,579
1,368	Q2 Holdings Inc.*	85,226
1,298	QuinStreet Inc.*	19,691
2,988	Quotient Technology Inc.*	44,671
1,245	Remark Holdings Inc.*	4,382
370	SendGrid Inc.*	13,420
231	ShotSpotter Inc.*	13,176
703	Shutterstock Inc.	38,693
697	SPS Commerce Inc.*	68,494
671	Stamps.com Inc.*	166,710
1,057	TechTarget Inc.*	25,357
2,052	Telaria Inc.*	8,434
1,175	Trade Desk Inc. (The), Class A Shares*(a)	166,709
118	Travelzoo*	1,463
3,426	TrueCar Inc.*	44,058
384	Tucows Inc., Class A Shares*(a)	22,483
2,769	Twilio Inc., Class A Shares*	223,348
172	Veritone Inc.*(a)	1,796
1,510	Web.com Group Inc.*	42,204
911	XO Group Inc.*	27,385
3,151	Yelp Inc., Class A Shares*	148,475
3,031	Yext Inc.*	75,351
2,294	Zillow Group Inc., Class A Shares*	110,341
4,268	Zillow Group Inc., Class C Shares*	207,638

	Total Internet Software & Services	6,813,305

IT Services — 4.9%
23,432	Acxiom Corp.*	1,070,608
16,731	Black Knight Inc.*	893,435
5,485	Booz Allen Hamilton Holding Corp., Class A Shares	280,613

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 19.1% — (continued)
IT Services — 4.9% — (continued)
917	CACI International Inc., Class A Shares*	$178,815
1,483	Cardtronics PLC, Class A Shares*	52,038
450	Cass Information Systems Inc.	32,189
48,963	Conduent Inc.*	1,134,962
770	ConvergeOne Holdings Inc.	7,038
3,400	Convergys Corp.	84,082
24,956	CoreLogic Inc.*	1,268,763
1,241	CSG Systems International Inc.	46,351
15,384	DXC Technology Co.	1,401,329
1,905	EPAM Systems Inc.*	272,282
30,746	Euronet Worldwide Inc.*	3,006,959
2,518	Everi Holdings Inc.*	21,831
2,281	EVERTEC Inc.	54,858
1,441	Exela Technologies Inc.*	8,617
1,249	ExlService Holdings Inc.*	80,036
4,448	Gartner Inc.*	666,133
85,190	Genpact Ltd.	2,610,222
16,351	Global Payments Inc.	2,037,008
920	Hackett Group Inc. (The)	18,832
1,769	Information Services Group Inc.*	8,757
30,580	InterXion Holding NV*	2,016,139
7,422	Jack Henry & Associates Inc.	1,175,942
5,510	Leidos Holdings Inc.	389,943
989	ManTech International Corp., Class A Shares	65,590
2,518	MAXIMUS Inc.	167,447
1,105	MoneyGram International Inc.*	7,194
2,405	NIC Inc.	40,404
1,297	Perficient Inc.*	37,263
5,357	Perspecta Inc.	124,604
464	PFSweb Inc.*	3,995
1,104	Presidio Inc.*	16,692
695	PRGX Global Inc.*	6,637
9,795	Sabre Corp.	255,747
1,654	Science Applications International Corp.	149,224
2,674	ServiceSource International Inc.*	8,530
1,263	Switch Inc., Class A Shares	14,600
1,481	Sykes Enterprises Inc.*	44,785
1,483	Syntel Inc.*	60,417
4,534	Teradata Corp.*	188,025
5,035	Travelport Worldwide Ltd.	93,500
530	TTEC Holdings Inc.	13,886
30,779	Unisys Corp.*(a)	572,489
1,054	Virtusa Corp.*	61,406
12,381	WEX Inc.*	2,355,114
12,080	WNS Holdings Ltd., ADR*	626,106
16,635	Worldpay Inc., Class A Shares*	1,620,083

	Total IT Services	25,351,520

Semiconductors & Semiconductor Equipment — 3.7%
237	ACM Research Inc., Class A Shares*	3,344
839	Adesto Technologies Corp.*	5,076
13,027	Advanced Energy Industries Inc.*	776,149
34,995	Advanced Micro Devices Inc.*	880,824
1,267	Alpha & Omega Semiconductor Ltd.*	18,004
1,208	Ambarella Inc.*(a)	46,278

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 19.1% — (continued)
Semiconductors & Semiconductor Equipment — 3.7% — (continued)
3,847	Amkor Technology Inc.*	$33,584
675	Aquantia Corp.*	8,532
1,262	Axcelis Technologies Inc.*	25,492
1,335	AXT Inc.*	10,546
2,595	Brooks Automation Inc.	102,269
956	Cabot Microelectronics Corp.	107,770
11,408	CEVA Inc.*	349,085
2,563	Cirrus Logic Inc.*	112,644
1,005	Cohu Inc.	26,512
3,758	Cree Inc.*	180,797
68,165	Cypress Semiconductor Corp.	1,173,120
1,493	Diodes Inc.*	56,615
5,613	Entegris Inc.	190,281
3,074	First Solar Inc.*	160,094
2,735	FormFactor Inc.*	42,256
948	Ichor Holdings Ltd.*(a)	24,582
11,327	Impinj Inc.*(a)	243,304
1,625	Inphi Corp.*	60,239
51,291	Integrated Device Technology Inc.*	2,179,355
1,891	Kopin Corp.*	4,387
3,914	Lam Research Corp.	677,474
4,433	Lattice Semiconductor Corp.*	36,306
37,742	MACOM Technology Solutions Holdings Inc.*(a)	869,953
67,185	Marvell Technology Group Ltd.	1,389,386
2,340	MaxLinear Inc., Class A Shares*	45,115
16,200	Mellanox Technologies Ltd.*	1,347,840
2,029	MKS Instruments Inc.	188,494
9,064	Monolithic Power Systems Inc.	1,358,422
843	Nanometrics Inc.*	36,932
1,517	NeoPhotonics Corp.*(a)	13,334
168	NVE Corp.	19,098
16,512	ON Semiconductor Corp.*	352,366
1,169	PDF Solutions Inc.*	10,194
3,169	Photronics Inc.*	33,908
1,211	Power Integrations Inc.	88,827
15,475	Qorvo Inc.*	1,239,393
61,493	Rambus Inc.*	751,444
1,165	Rudolph Technologies Inc.*	32,387
22,181	Semtech Corp.*	1,325,315
5,627	Silicon Laboratories Inc.*	551,446
373	SMART Global Holdings Inc.*	12,305
2,393	SunPower Corp., Class A Shares*(a)	16,081
1,293	Synaptics Inc.*	62,400
7,174	Teradyne Inc.	295,497
24,880	Ultra Clean Holdings Inc.*	379,669
6,822	Universal Display Corp.(a)	835,013
40,430	Veeco Instruments Inc.*	485,160
4,077	Versum Materials Inc.	162,224
1,982	Xcerra Corp.*	28,699
1,826	Xperi Corp.	28,668

	Total Semiconductors & Semiconductor Equipment	19,494,489

Software — 4.7%
3,392	8x8 Inc.*	76,998
2,126	A10 Networks Inc.*	14,818

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 19.1% — (continued)
Software — 4.7% — (continued)
4,613	ACI Worldwide Inc.*	$131,055
5,075	Activision Blizzard Inc.	365,908
597	Agilysys Inc.*	9,594
935	Altair Engineering Inc., Class A Shares*	39,055
948	American Software Inc., Class A Shares	17,045
2,796	Aspen Technology Inc.*	322,547
461	Asure Software Inc.*	6,929
4,198	Avaya Holdings Corp.*	98,065
1,800	Blackbaud Inc.	188,226
1,340	Blackline Inc.*	70,698
1,505	Bottomline Technologies de Inc.*	99,285
10,753	Cadence Design Systems Inc.*	505,821
265	Carbon Black Inc.*	6,712
8,379	CDK Global Inc.	522,179
885	Ceridian HCM Holding Inc.*	34,073
13,453	CommVault Systems Inc.*	937,001
435	Digimarc Corp.*	12,854
899	Ebix Inc.(a)	71,605
5,593	Electronic Arts Inc.*	634,302
1,274	Ellie Mae Inc.*	134,241
1,186	Everbridge Inc.*	71,409
1,101	Fair Isaac Corp.*	254,309
59,067	FireEye Inc.*	980,512
1,080	ForeScout Technologies Inc.*	38,956
11,723	Fortinet Inc.*	981,918
3,833	Glu Mobile Inc.*	29,514
3,119	Guidewire Software Inc.*	313,678
1,353	HubSpot Inc.*	194,426
1,305	Imperva Inc.*	61,531
2,491	Manhattan Associates Inc.*	144,453
353	MicroStrategy Inc., Class A Shares*	52,597
1,166	Mitek Systems Inc.*	8,454
2,542	MobileIron Inc.*	12,456
950	Model N Inc.*	16,150
1,560	Monotype Imaging Holdings Inc.	32,136
6,680	Nice Ltd., ADR*	772,141
132,955	Nuance Communications Inc.*	2,169,826
21,651	OneSpan Inc.*	405,956
673	Park City Group Inc.*(a)	5,687
1,914	Paycom Software Inc.*	296,900
1,189	Paylocity Holding Corp.*	94,454
1,410	Pegasystems Inc.	89,817
1,690	Progress Software Corp.	69,172
8,815	Proofpoint Inc.*	1,045,900
1,031	PROS Holdings Inc.*	38,023
4,437	PTC Inc.*	443,434
358	QAD Inc., Class A Shares	21,713
1,330	Qualys Inc.*	121,097
1,605	Rapid7 Inc.*	61,231
2,636	RealPage Inc.*	164,486
2,497	RingCentral Inc., Class A Shares*	232,596
699	Rosetta Stone Inc.*	11,044
1,440	SailPoint Technologies Holding Inc.*	44,539
44,600	Seachange International Inc.*	73,590
333	SecureWorks Corp., Class A Shares*	4,432

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 19.1% — (continued)
Software — 4.7% — (continued)
4,139	ServiceNow Inc.*	$812,734
7,766	Splunk Inc.*	995,213
34,392	SS&C Technologies Holdings Inc.	2,040,821
11,025	Tableau Software Inc., Class A Shares*	1,233,257
816	Telenav Inc.*	4,570
55,208	TiVo Corp.	753,589
1,457	Tyler Technologies Inc.*	359,806
5,401	Ultimate Software Group Inc. (The)*	1,672,528
587	Upland Software Inc.*	21,848
1,040	Varonis Systems Inc.*	76,856
39,881	Verint Systems Inc.*	1,936,223
1,758	VirnetX Holding Corp.*(a)	5,889
2,847	Workday Inc., Class A Shares*	439,975
1,097	Workiva Inc., Class A Shares*	40,424
4,040	Zendesk Inc.*	278,316
1,934	Zix Corp.*	10,734
521	Zscaler Inc.*(a)	22,294
28,701	Zynga Inc., Class A Shares*	119,396

	Total Software	24,482,021

Technology Hardware, Storage & Peripherals — 0.2%
4,387	3D Systems Corp.*(a)	89,275
908	Avid Technology Inc.*	5,375
1,511	Cray Inc.*	32,789
39,939	Diebold Nixdorf Inc.(a)	189,710
787	Eastman Kodak Co.*(a)	2,558
1,662	Electronics for Imaging Inc.*	57,821
1,136	Immersion Corp.*	13,200
4,708	NCR Corp.*	133,754
6,170	Pure Storage Inc., Class A Shares*	165,603
13,350	Quantum Corp.*	26,967
1,902	Stratasys Ltd.*	47,455
1,815	USA Technologies Inc.*	29,494
8,653	Xerox Corp.	241,073

	Total Technology Hardware, Storage & Peripherals	1,035,074

	TOTAL INFORMATION TECHNOLOGY	99,158,759

MATERIALS — 5.6%
Chemicals — 2.4%
1,140	A. Schulman Inc.*#(b)	2,177
1,149	AdvanSix Inc.*	38,882
1,201	AgroFresh Solutions Inc.*	7,987
19,152	Albemarle Corp.	1,829,399
1,039	American Vanguard Corp.	22,754
2,335	Ashland Global Holdings Inc.	196,607
34,393	Axalta Coating Systems Ltd.*	1,048,986
1,197	Balchem Corp.	132,735
2,274	Cabot Corp.	147,628
8,997	CF Industries Holdings Inc.	467,394
299	Chase Corp.	37,061
6,895	Chemours Co. (The)	300,622
3,153	Ferro Corp.*	69,208
2,004	Flotek Industries Inc.*	4,990
15,523	FMC Corp.	1,326,440
1,023	FutureFuel Corp.	15,171

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
MATERIALS — 5.6% — (continued)
Chemicals — 2.4% — (continued)
2,679	GCP Applied Technologies Inc.*	$67,511
399	Hawkins Inc.	16,479
16,022	HB Fuller Co.	913,094
8,181	Huntsman Corp.	249,439
12,274	Ingevity Corp.*	1,239,797
731	Innophos Holdings Inc.	31,952
1,030	Innospec Inc.	79,928
3,591	Intrepid Potash Inc.*	12,209
550	KMG Chemicals Inc.	42,614
864	Koppers Holdings Inc.*	30,629
1,160	Kraton Corp.*	54,555
1,093	Kronos Worldwide Inc.	22,002
973	LSB Industries Inc.*	8,485
1,702	Marrone Bio Innovations Inc.*(a)	3,549
1,467	Minerals Technologies Inc.	98,509
314	NewMarket Corp.	125,927
6,496	Olin Corp.	199,622
1,668	OMNOVA Solutions Inc.*	15,095
8,348	Platform Specialty Products Corp.*	110,694
2,977	PolyOne Corp.	125,808
1,372	PQ Group Holdings Inc.*	24,422
555	Quaker Chemical Corp.	99,978
2,218	Rayonier Advanced Materials Inc.	46,356
4,924	RPM International Inc.	332,370
1,587	Scotts Miracle-Gro Co. (The)	118,581
1,727	Sensient Technologies Corp.	122,651
1,915	Sherwin-Williams Co. (The)	872,436
756	Stepan Co.	67,443
792	Trecora Resources*	11,088
977	Tredegar Corp.	21,445
13,710	Trinseo SA	1,057,726
3,494	Tronox Ltd., Class A Shares	56,568
599	Valhi Inc.	1,977
7,635	Valvoline Inc.	164,305
2,588	WR Grace & Co.	182,868

	Total Chemicals	12,276,153

Construction Materials — 0.5%
6,586	Eagle Materials Inc.	608,085
749	Forterra Inc.*	6,337
3,421	Martin Marietta Materials Inc.	679,821
36,237	Summit Materials Inc., Class A Shares*	770,761
79	United States Lime & Minerals Inc.	5,995
590	US Concrete Inc.*	28,438
6,151	Vulcan Materials Co.	681,531

	Total Construction Materials	2,780,968

Containers & Packaging — 1.4%
2,387	AptarGroup Inc.	249,943
745	Ardagh Group SA, Class A Shares	11,935
15,074	Avery Dennison Corp.	1,585,483
28,190	Ball Corp.	1,180,597
3,513	Bemis Co., Inc.	173,121
26,653	Berry Global Group Inc.*	1,272,148
32,752	Crown Holdings Inc.*	1,402,113

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
MATERIALS — 5.6% — (continued)
Containers & Packaging — 1.4% — (continued)
11,597	Graphic Packaging Holding Co.	$164,909
977	Greif Inc., Class A Shares	53,911
177	Greif Inc., Class B Shares	10,063
1,145	Myers Industries Inc.	25,476
6,490	Owens-Illinois Inc.*	114,678
3,622	Packaging Corp. of America	398,130
6,011	Sealed Air Corp.	241,101
3,215	Silgan Holdings Inc.	87,609
3,794	Sonoco Products Co.	212,616
211	UFP Technologies Inc.*	7,438

	Total Containers & Packaging	7,191,271

Metals & Mining — 1.2%
11,777	AK Steel Holding Corp.*(a)	52,290
7,011	Alcoa Corp.*	313,181
34,997	Allegheny Technologies Inc.*	945,969
1,743	Carpenter Technology Corp.	104,005
1,813	Century Aluminum Co.*	22,880
87,519	Cleveland-Cliffs Inc.*	879,566
6,962	Coeur Mining Inc.*	39,544
4,351	Commercial Metals Co.	93,981
1,374	Compass Minerals International Inc.	85,944
3,346	Ferroglobe Representation & Warranty Insurance Trust*#(b)	—
1,912	Gold Resource Corp.	9,866
468	Haynes International Inc.	18,439
18,896	Hecla Mining Co.	53,665
615	Kaiser Aluminum Corp.	67,398
757	Materion Corp.	48,297
372	Olympic Steel Inc.	8,199
22,482	Reliance Steel & Aluminum Co.	1,975,943
2,523	Royal Gold Inc.	192,404
539	Ryerson Holding Corp.*	5,606
22,362	Schnitzer Steel Industries Inc., Class A Shares	589,239
8,911	Steel Dynamics Inc.	407,500
2,403	SunCoke Energy Inc.*	26,817
272	Synalloy Corp.	6,242
11,597	Tahoe Resources Inc.*	39,894
1,440	TimkenSteel Corp.*	20,174
6,616	United States Steel Corp.	196,363
239	Universal Stainless & Alloy Products Inc.*	7,237
1,343	Warrior Met Coal Inc.	32,299
1,599	Worthington Industries Inc.	74,481

	Total Metals & Mining	6,317,423

Paper & Forest Products — 0.1%
1,453	Boise Cascade Co.	63,496
678	Clearwater Paper Corp.*	19,696
2,533	Domtar Corp.	128,930
3,276	KapStone Paper and Packaging Corp.	112,530
5,443	Louisiana-Pacific Corp.	158,718
623	Neenah Paper Inc.	56,849
1,627	PH Glatfelter Co.	31,287
1,146	Schweitzer-Mauduit International Inc.	46,631
1,212	Verso Corp., Class A Shares*	38,045

	Total Paper & Forest Products	656,182

	TOTAL MATERIALS	29,221,997

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
REAL ESTATE — 5.7%
Equity Real Estate Investment Trusts (REITs) — 4.8%
3,005	Acadia Realty Trust	$85,703
1,135	Agree Realty Corp.	64,774
2,554	Alexander & Baldwin Inc.	59,942
79	Alexander’s Inc.	28,513
9,395	Alexandria Real Estate Equities Inc.	1,205,848
1,441	American Assets Trust Inc.	56,920
5,364	American Campus Communities Inc.	224,913
10,217	American Homes 4 Rent, Class A Shares	237,034
2,233	Americold Realty Trust	55,602
6,173	Apartment Investment & Management Co., Class A Shares	270,377
8,116	Apple Hospitality REIT Inc.	143,247
1,688	Armada Hoffler Properties Inc.	26,316
3,221	Ashford Hospitality Trust Inc.	20,904
830	Bluerock Residential Growth REIT Inc., Class A Shares	8,209
1,135	Braemar Hotels & Resorts Inc.	13,109
6,587	Brandywine Realty Trust	110,398
11,732	Brixmor Property Group Inc.	213,757
213	BRT Apartments Corp.	2,741
10,771	Camden Property Trust	1,023,891
2,839	CareTrust REIT Inc.	52,380
1,883	CatchMark Timber Trust Inc., Class A Shares	23,613
6,331	CBL & Associates Properties Inc.(a)	28,236
3,374	Cedar Realty Trust Inc.	15,082
1,718	Chatham Lodging Trust	36,851
2,226	Chesapeake Lodging Trust	73,258
1,433	City Office REIT Inc.	18,500
586	Clipper Realty Inc.	7,149
18,276	Colony Capital Inc.	112,032
4,441	Columbia Property Trust Inc.	106,939
962	Community Healthcare Trust Inc.	29,851
4,432	CoreCivic Inc.	114,744
485	CorEnergy Infrastructure Trust Inc.	18,154
1,524	CorePoint Lodging Inc.	31,775
1,439	CoreSite Realty Corp.	167,600
3,835	Corporate Office Properties Trust	118,041
15,719	Cousins Properties Inc.	146,973
7,149	CubeSmart	218,402
3,680	CyrusOne Inc.	246,413
5,727	DDR Corp.	80,121
7,471	DiamondRock Hospitality Co.	89,353
6,013	Douglas Emmett Inc.	234,868
13,707	Duke Realty Corp.	390,512
1,623	Easterly Government Properties Inc.	32,866
1,412	EastGroup Properties Inc.	137,345
2,837	Education Realty Trust Inc.	117,395
5,735	Empire State Realty Trust Inc., Class A Shares	100,879
2,765	EPR Properties	194,048
4,674	Equity Commonwealth*	149,848
3,254	Equity LifeStyle Properties Inc.	315,248
1,079	Farmland Partners Inc.(a)	7,618
4,640	First Industrial Realty Trust Inc.	150,614
8,241	Forest City Realty Trust Inc., Class A Shares	207,261
2,328	Four Corners Property Trust Inc.	62,716
3,941	Franklin Street Properties Corp.	33,774

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
REAL ESTATE — 5.7% — (continued)
Equity Real Estate Investment Trusts (REITs) — 4.8% — (continued)
1,754	Front Yard Residential Corp.	$21,434
7,816	Gaming and Leisure Properties Inc.	279,735
4,528	GEO Group Inc. (The)	114,875
1,166	Getty Realty Corp.	33,942
1,000	Gladstone Commercial Corp.	19,910
441	Gladstone Land Corp.	6,042
726	Global Medical REIT Inc.	6,948
2,561	Global Net Lease Inc.	55,548
3,540	Government Properties Income Trust	59,861
6,242	Gramercy Property Trust	170,719
4,626	Healthcare Realty Trust Inc.	143,221
7,657	Healthcare Trust of America Inc., Class A Shares	218,761
1,352	Hersha Hospitality Trust, Class A Shares	31,907
4,054	Highwoods Properties Inc.	201,646
6,358	Hospitality Properties Trust	184,318
69,956	Host Hotels & Resorts Inc.	1,506,153
6,081	Hudson Pacific Properties Inc.	205,781
3,347	Independence Realty Trust Inc.	34,575
767	Industrial Logistics Properties Trust	18,462
19,522	InfraREIT Inc.	407,815
281	Innovative Industrial Properties Inc., Class A Shares	12,757
4,495	Investors Real Estate Trust	24,498
11,003	Iron Mountain Inc.	397,208
2,451	iStar Inc.	27,427
3,845	JBG SMITH Properties	144,034
526	Jernigan Capital Inc.	10,525
3,837	Kilroy Realty Corp.	280,638
15,245	Kimco Realty Corp.	260,842
3,104	Kite Realty Group Trust	54,258
3,212	Lamar Advertising Co., Class A Shares	247,485
4,313	LaSalle Hotel Properties	151,429
8,162	Lexington Realty Trust	76,233
5,517	Liberty Property Trust	241,369
1,719	Life Storage Inc.	167,774
1,722	LTC Properties Inc.	79,987
5,097	Macerich Co. (The)	299,398
3,389	Mack-Cali Realty Corp.	74,016
1,155	MedEquities Realty Trust Inc.	12,370
14,599	Medical Properties Trust Inc.	219,715
25,873	Mid-America Apartment Communities Inc.	2,679,408
2,882	Monmouth Real Estate Investment Corp.	50,118
1,502	National Health Investors Inc.	119,034
5,737	National Retail Properties Inc.	264,418
2,265	National Storage Affiliates Trust	64,235
2,818	New Senior Investment Group Inc.	17,866
805	NexPoint Residential Trust Inc.	26,002
1,885	NorthStar Realty Europe Corp.	25,862
7,345	Omega Healthcare Investors Inc.	242,752
612	One Liberty Properties Inc.	17,620
5,202	Outfront Media Inc.	103,364
8,575	Paramount Group Inc.	136,171
7,537	Park Hotels & Resorts Inc.	252,113
2,545	Pebblebrook Hotel Trust	98,262
2,539	Pennsylvania Real Estate Investment Trust	25,898

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
REAL ESTATE — 5.7% — (continued)
Equity Real Estate Investment Trusts (REITs) — 4.8% — (continued)
7,551	Physicians Realty Trust	$132,067
4,776	Piedmont Office Realty Trust Inc., Class A Shares	94,756
2,296	PotlatchDeltic Corp.	110,897
1,538	Preferred Apartment Communities Inc., Class A Shares	27,407
740	PS Business Parks Inc.	96,518
2,043	QTS Realty Trust Inc., Class A Shares	93,426
2,981	Ramco-Gershenson Properties Trust	41,615
5,062	Rayonier Inc.	176,309
5,893	Regency Centers Corp.	389,115
4,164	Retail Opportunity Investments Corp.	82,197
8,215	Retail Properties of America Inc., Class A Shares	104,577
585	Retail Value Inc.*	20,896
3,017	Rexford Industrial Realty Inc.	98,053
6,489	RLJ Lodging Trust	142,174
1,670	Ryman Hospitality Properties Inc.	148,179
6,645	Sabra Health Care REIT Inc.	156,689
329	Safety Income & Growth Inc.	5,429
412	Saul Centers Inc.	24,720
4,395	SBA Communications Corp., Class A Shares*	682,236
2,380	Select Income REIT	48,909
9,222	Senior Housing Properties Trust	176,232
1,207	Seritage Growth Properties, Class A Shares(a)	62,136
1,563	Spirit MTA REIT*	16,755
16,086	Spirit Realty Capital Inc.	134,640
17,150	STAG Industrial Inc.	495,121
7,040	STORE Capital Corp.	202,822
3,866	Summit Hotel Properties Inc.	53,080
3,049	Sun Communities Inc.	314,596
8,413	Sunstone Hotel Investors Inc.	141,170
3,428	Tanger Factory Outlet Centers Inc.(a)	82,478
2,322	Taubman Centers Inc.	150,024
2,352	Terreno Realty Corp.	90,340
1,796	Tier REIT Inc.	42,817
1,243	UMH Properties Inc.	19,838
27,783	Uniti Group Inc.	578,442
481	Universal Health Realty Income Trust	36,676
4,088	Urban Edge Properties	93,452
1,108	Urstadt Biddle Properties Inc., Class A Shares	25,207
36,418	VEREIT Inc.	284,789
10,655	VICI Properties Inc.	222,796
6,985	Washington Prime Group Inc.	54,064
2,951	Washington Real Estate Investment Trust	93,134
4,472	Weingarten Realty Investors	138,319
1,564	Whitestone REIT, Class B Shares	21,333
3,950	WP Carey Inc.	262,991
4,019	Xenia Hotels & Resorts Inc.	97,501

	Total Equity Real Estate Investment Trusts (REITs)	24,916,318

Real Estate Management & Development — 0.9%
399	Altisource Portfolio Solutions SA*(a)	14,424
61,388	CBRE Group Inc., Class A Shares*	2,996,348
156	Consolidated-Tomoka Land Co.	9,794
355	Forestar Group Inc.*	9,123
258	FRP Holdings Inc.*	16,847
18,463	HFF Inc., Class A Shares	838,405

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
REAL ESTATE — 5.7% — (continued)
Real Estate Management & Development — 0.9% — (continued)
1,518	Howard Hughes Corp. (The)*	$197,902
1,701	Jones Lang LaSalle Inc.	259,437
5,106	Kennedy-Wilson Holdings Inc.	109,524
735	Marcus & Millichap Inc.*	26,761
322	Maui Land & Pineapple Co., Inc.*	4,089
867	Newmark Group Inc., Class A Shares	11,141
667	RE/MAX Holdings Inc., Class A Shares	32,850
4,758	Realogy Holdings Corp.(a)	101,774
2,762	Redfin Corp.*(a)	54,715
330	RMR Group Inc. (The), Class A Shares	31,168
1,486	St Joe Co. (The)*	25,559
159	Stratus Properties Inc.*	4,834
798	Tejon Ranch Co.*	17,740
24	Transcontinental Realty Investors Inc.	729
497	Trinity Place Holdings Inc.*	3,032

	Total Real Estate Management & Development	4,766,196

	TOTAL REAL ESTATE	29,682,514

TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.1%
380	ATN International Inc.	27,828
1,656	Cincinnati Bell Inc.*	21,528
1,560	Cogent Communications Holdings Inc.	85,332
2,628	Consolidated Communications Holdings Inc.	31,037
3,297	Frontier Communications Corp.(a)	17,144
1,491	Intelsat SA*	32,757
3,585	Iridium Communications Inc.*	72,596
695	Ooma Inc.*	11,120
2,858	ORBCOMM Inc.*	30,838
314	pdvWireless Inc.*	9,436
8,263	Vonage Holdings Corp.*	117,169
1,458	Windstream Holdings Inc.*(a)	6,867
7,846	Zayo Group Holdings Inc.*	271,942

	Total Diversified Telecommunication Services	735,594

Wireless Telecommunication Services — 0.1%
1,519	Boingo Wireless Inc.*	50,249
3,326	NII Holdings Inc.*	19,091
1,742	Shenandoah Telecommunications Co.	66,457
703	Spok Holdings Inc.	10,791
3,654	Telephone & Data Systems Inc.	109,766
482	United States Cellular Corp.*	20,611

	Total Wireless Telecommunication Services	276,965

	TOTAL TELECOMMUNICATION SERVICES	1,012,559

UTILITIES — 1.5%
Electric Utilities — 0.4%
2,032	ALLETE Inc.	152,563
8,838	Alliant Energy Corp.	378,620
1,511	El Paso Electric Co.	92,624
4,386	Hawaiian Electric Industries Inc.	154,694
1,952	IDACORP Inc.	191,003
1,306	MGE Energy Inc.	85,478
7,731	OGE Energy Corp.	284,733

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units	Security	Value
UTILITIES — 1.5% — (continued)
Electric Utilities — 0.4% — (continued)
1,478	Otter Tail Corp.	$70,796
4,302	Pinnacle West Capital Corp.	337,922
2,969	PNM Resources Inc.	115,642
3,500	Portland General Electric Co.	162,400
502	Spark Energy Inc., Class A Shares	4,418

	Total Electric Utilities	2,030,893

Gas Utilities — 0.3%
4,149	Atmos Energy Corp.	382,662
597	Chesapeake Utilities Corp.	51,342
3,194	National Fuel Gas Co.	177,363
3,250	New Jersey Resources Corp.	148,200
1,071	Northwest Natural Gas Co.	69,508
1,942	ONE Gas Inc.	152,505
278	RGC Resources Inc.	7,487
3,445	South Jersey Industries Inc.	114,305
1,800	Southwest Gas Holdings Inc.	139,176
1,946	Spire Inc.	145,074
6,634	UGI Corp.	358,568

	Total Gas Utilities	1,746,190

Independent Power and Renewable Electricity Producers — 0.5%
165,580	Atlantic Power Corp.*	364,276
12,136	NRG Energy Inc.	429,493
1,443	NRG Yield Inc., Class A Shares	28,413
2,331	NRG Yield Inc., Class C Shares	46,270
12,684	Ormat Technologies Inc.	667,813
3,029	Pattern Energy Group Inc., Class A Shares	61,731
2,745	TerraForm Power Inc., Class A Shares	30,689
43,161	Vistra Energy Corp.*	1,016,010

	Total Independent Power and Renewable Electricity Producers	2,644,695

Multi-Utilities — 0.2%
2,441	Avista Corp.	125,248
2,155	Black Hills Corp.	126,822
7,272	MDU Resources Group Inc.	202,816
1,849	NorthWestern Corp.	110,866
5,345	SCANA Corp.	204,927
583	Unitil Corp.	29,470
3,214	Vectren Corp.	228,837

	Total Multi-Utilities	1,028,986

Water Utilities — 0.1%
1,370	American States Water Co.	82,789
6,870	Aqua America Inc.	255,427
400	AquaVenture Holdings Ltd.*	7,272
311	Artesian Resources Corp., Class A Shares	11,174
958	Cadiz Inc.*(a)	9,197
1,796	California Water Service Group	73,905
446	Connecticut Water Service Inc.	30,555
557	Consolidated Water Co., Ltd.	7,519
370	Global Water Resources Inc.	3,645
597	Middlesex Water Co.	27,343
592	Pure Cycle Corp.*	6,660
645	SJW Group	37,352

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund

Shares/Units			Security	Value
UTILITIES — 1.5% — (continued)
Water Utilities — 0.1% — (continued)
533			York Water Co. (The)	$16,043

			Total Water Utilities	568,881

			TOTAL UTILITIES	8,019,645

			TOTAL COMMON STOCKS (Cost — $345,397,150)	490,751,987

CLOSED END MUTUAL FUND SECURITY — 3.7%
FINANCIALS — 3.7%
Capital Markets — 3.7%
139,400			iShares Russell 2000 Value, Common Class(a) (Cost — $16,349,018)	19,079,678

CONVERTIBLE PREFERRED STOCK — 0.1%
UTILITIES — 0.1%
Independent Power and Renewable Electricity Producers — 0.1%
4,500			Vistra Energy Corp., 7.000% (Cost — $429,353)	427,635

Face Amount†		Rating††
CORPORATE BOND & NOTE — 0.1%
Electronic Equipment, Instruments & Components — 0.1%
$353,000		NR	Maxwell Technologies Inc., Senior Unsecured Notes, 5.500% due 9/15/22(c) (Cost — $353,000)	324,230

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $362,528,521)	510,583,530

SHORT-TERM INVESTMENTS (d) — 7.7%
MONEY MARKET FUND — 5.9%
30,809,461			Invesco STIT — Government & Agency Portfolio, 1.820%, Institutional Class(e) (Cost — $30,809,461)	30,809,461

TIME DEPOSITS — 1.8%
1,000,869			ANZ National Bank — London, 1.280% due 9/4/18	1,000,869
8,444	CAD		BBH — Grand Cayman, 0.590% due 9/4/18	6,471
545,137			Deutsche Bank AG — Grand Cayman, 1.280% due 9/4/18	545,137
7,941,868			JPMorgan Chase & Co. — New York, 1.280% due 9/4/18	7,941,868

			TOTAL TIME DEPOSITS (Cost — $9,494,345)	9,494,345

			TOTAL SHORT-TERM INVESTMENTS (Cost — $40,303,806)	40,303,806

			TOTAL INVESTMENTS — 105.9% (Cost — $402,832,327)	550,887,336

			Liabilities in Excess of Other Assets — (5.9)%	(30,488,518)

			TOTAL NET ASSETS — 100.0%	$520,398,818

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small-Mid Cap Equity Fund
(c)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2018 amounts to approximately $324,230 and represents 0.1% of net assets.

(d)	Inclusive of all short-term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 1.8%.
(e)	Represents investment of collateral received from securities lending transactions.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2018, for Small-Mid Cap Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Small-Mid Cap Equity Fund	$409,837,430	$157,262,633	$(16,162,369)	$141,100,264

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Information Technology	18.1%
Industrials	17.6
Financials	14.2
Health Care	13.3
Consumer Discretionary	11.8
Real Estate	5.4
Materials	5.3
Energy	3.6
Consumer Staples	1.7
Utilities	1.5
Telecommunication Services	0.2
Short-Term Investments	7.3

100.0%

^	As a percentage of total investments.

At August 31, 2018, Small-Mid Cap Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
Russell 2000 E-mini Index September Futures	12	9/18	$1,019,948	$1,044,360	$24,412
NASDAQ 100 E-mini Index September Futures	1	9/18	143,695	153,225	9,530
S&P MidCap 400 E-mini Index September Futures	4	9/18	801,824	818,240	16,416

					$50,358

At August 31, 2018, Small-Mid Cap Equity Fund had deposited cash of $74,996 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviation used in this schedule:
CAD — Canadian Dollar

See pages 281-282 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
COMMON STOCKS — 96.3%
Argentina — 0.1%
8,153	Globant SA*	$528,967
95,386	YPF SA, ADR*	1,443,190

	Total Argentina	1,972,157

Australia — 3.3%
18,835	AGL Energy Ltd.	280,984
65,547	Alumina Ltd.	136,061
32,718	Amcor Ltd.	336,193
82,205	AMP Ltd.	197,292
35,139	APA Group	252,428
16,410	Aristocrat Leisure Ltd.	372,646
5,759	ASX Ltd.	281,240
58,337	Aurizon Holdings Ltd.	176,383
46,200	AusNet Services	54,594
85,092	Australia & New Zealand Banking Group Ltd.	1,803,565
12,033	Bank of Queensland Ltd.	99,388
1,264,018	Beach Energy Ltd.	1,759,912
17,517	Bendigo & Adelaide Bank Ltd.	145,942
93,509	BHP Billiton Ltd.	2,239,239
296,922	BHP Billiton PLC	6,329,476
16,005	BlueScope Steel Ltd.	200,048
33,967	Boral Ltd.	171,586
399,791	Brambles Ltd.	3,162,498
7,733	Caltex Australia Ltd.	168,437
14,833	Challenger Ltd.	115,477
259,944	Charter Hall Group, REIT	1,336,600
2,903	CIMIC Group Ltd.	102,797
18,043	Coca-Cola Amatil Ltd.	121,741
1,621	Cochlear Ltd.	251,474
51,031	Commonwealth Bank of Australia	2,612,043
15,036	Computershare Ltd.	208,584
9,499	Crown Resorts Ltd.	97,248
58,703	CSL Ltd.	9,641,162
262,422	CSR Ltd.	812,709
29,128	Dexus, REIT	224,374
1,959	Domino’s Pizza Enterprises Ltd.	76,642
127,359	Downer EDI Ltd.	709,230
1,756	Flight Centre Travel Group Ltd.	73,709
45,879	Fortescue Metals Group Ltd.	126,973
50,713	Goodman Group, REIT	389,862
51,222	GPT Group (The), REIT	191,026
11,799	Harvey Norman Holdings Ltd.	30,530
59,040	Healthscope Ltd.	93,200
44,560	Incitec Pivot Ltd.	126,349
72,631	Insurance Australia Group Ltd.	403,067
15,778	LendLease Group	233,013
9,575	Macquarie Group Ltd.	896,603
79,155	Medibank Pvt Ltd.	172,978
310,800	Metcash Ltd.	616,467
42,777	Mineral Resources Ltd.	466,161
106,219	Mirvac Group, REIT	185,491
79,171	National Australia Bank Ltd.	1,615,291
21,692	Newcrest Mining Ltd.	301,849
101,656	Northern Star Resources Ltd.(a)	508,544
38,625	Oil Search Ltd.	249,899

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Australia — 3.3% — (continued)
10,305	Orica Ltd.	$130,601
49,175	Origin Energy Ltd.*	282,542
75,850	OZ Minerals Ltd.	494,290
73,410	Pendal Group Ltd.	494,960
38,296	QBE Insurance Group Ltd.	303,095
3,984	Ramsay Health Care Ltd.	159,519
1,573	REA Group Ltd.	103,487
50,055	Santos Ltd.	243,594
162,885	Scentre Group, REIT	483,648
9,418	SEEK Ltd.	151,594
52,356	Seven Group Holdings Ltd.(b)	784,021
11,478	Sonic Healthcare Ltd.	216,004
145,927	South32 Ltd.	367,091
147,362	Star Entertainment Grp Ltd. (The)	572,858
68,571	Stockland, REIT	204,362
36,505	Suncorp Group Ltd.	407,748
28,742	Sydney Airport	149,079
61,096	Tabcorp Holdings Ltd.	210,810
120,399	Telstra Corp., Ltd.	268,229
12,003	TPG Telecom Ltd.	74,529
67,224	Transurban Group(a)	582,370
19,747	Treasury Wine Estates Ltd.	276,379
94,984	Vicinity Centres, REIT	189,317
33,078	Wesfarmers Ltd.	1,222,832
199,855	Westpac Banking Corp.	4,101,758
27,130	Woodside Petroleum Ltd.	722,658
38,678	Woolworths Group Ltd.	786,486

	Total Australia	55,142,866

Austria — 0.5%
52,861	ams AG*	4,188,603
2,051	ANDRITZ AG	121,482
74,947	Erste Group Bank AG	2,985,547
4,254	OMV AG	225,408
4,487	Raiffeisen Bank International AG	127,619
3,219	Voestalpine AG	144,404

	Total Austria	7,793,063

Belgium — 0.6%
63,669	Ageas	3,290,799
22,185	Anheuser-Busch InBev SA/NV	2,069,047
1,893	Colruyt SA	112,428
2,360	Groupe Bruxelles Lambert SA	247,852
7,516	KBC Group NV	534,491
4,353	Proximus SADP	100,373
2,328	Solvay SA	310,053
1,499	Telenet Group Holding NV*	81,962
3,681	UCB SA	336,122
40,001	Umicore SA	2,232,561
7,455	Warehouses de Pauw CVA, REIT	1,050,825

	Total Belgium	10,366,513

Brazil — 0.2%
241,000	B3 SA — Brasil Bolsa Balcao	1,288,143
118,183	Petróleo Brasileiro SA, ADR	1,284,649

	Total Brazil	2,572,792

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Canada — 3.4%
30,463	Air Canada, Class B Shares*	$626,115
57,758	Alimentation Couche-Tard Inc., Class B Shares	2,765,514
55,822	ARC Resources Ltd.	592,486
180,806	Barrick Gold Corp.(b)	1,849,766
18,754	BRP Inc.	979,019
62,195	Cameco Corp.	647,450
24,306	Canada Goose Holdings Inc.*(b)	1,479,506
21,553	Canadian Apartment Properties, REIT	765,727
15,075	Canadian Imperial Bank of Commerce	1,412,884
25,156	Canadian Pacific Railway Ltd.	5,291,647
21,296	Canadian Western Bank	579,361
32,254	Capital Power Corp.	676,274
75,197	CCL Industries Inc., Class B Shares	3,622,987
72,352	Dollarama Inc.	2,736,280
429,353	Encana Corp.	5,685,662
42,306	Enerflex Ltd.	511,601
180,891	Entertainment One Ltd.	858,279
138,257	Gildan Activewear Inc., Class A Shares	4,074,921
241,806	Gran Tierra Energy Inc.*	835,731
74,607	HudBay Minerals Inc.	348,764
181,292	IAMGOLD Corp.*	739,117
39,404	Interfor Corp.*	678,224
337,579	Kinross Gold Corp.*	1,012,737
354,297	Manulife Financial Corp.	6,483,725
11,792	NFI Group Inc.	463,493
50,042	Nutrien Ltd.	2,812,538
72,823	Parex Resources Inc.*	1,046,388
8,717	Premium Brands Holdings Corp.	652,990
97,172	Saputo Inc.(b)	2,975,702
18,900	Sleep Country Canada Holdings Inc.(c)	462,180
297,637	Tamarack Valley Energy Ltd.*	1,106,245
26,143	TFI International Inc.	970,470
37,571	Tourmaline Oil Corp.	612,123
69,092	Tricon Capital Group Inc.	603,079

	Total Canada	56,958,985

Chile — 0.1%
107,692	Antofagasta PLC	1,125,038

China — 1.6%
24,005	Alibaba Group Holding Ltd., ADR*	4,201,115
39,104	Baidu Inc., ADR*	8,856,274
286,200	China Pacific Insurance Group Co., Ltd., Class H Shares(d)	1,064,848
7,341,630	China Telecom Corp., Ltd., Class H Shares(d)	3,458,751
2,922,610	Dongfeng Motor Group Co., Ltd., Class H Shares(d)	3,267,715
36,641	iQIYI Inc., ADR*(b)	1,058,925
68,331	JD.com Inc., ADR*	2,138,760
22,000	Minth Group Ltd.	90,212
63,600	Tencent Holdings Ltd.	2,760,344
59,800	Yangzijiang Shipbuilding Holdings Ltd.	46,657

	Total China	26,943,601

Denmark — 1.7%
124	AP Moller — Maersk AS, Class A Shares	178,626
3,498	AP Moller — Maersk AS, Class B Shares	5,402,688
3,011	Carlsberg AS, Class B Shares	367,698
2,791	Chr Hansen Holding AS	283,247

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Denmark — 1.7% — (continued)
3,353	Coloplast AS, Class B Shares	$358,811
21,152	Danske Bank AS	622,766
12,864	Dfds AS	678,920
5,708	DSV AS	534,686
1,789	Genmab AS*	309,655
24,383	GN Store Nord AS	1,265,120
1,947	H. Lundbeck AS	114,232
4,931	ISS AS	172,193
9,557	Jyske Bank AS, Class Registered Shares	484,982
134,650	Novo Nordisk AS, Class B Shares	6,621,032
51,886	Novozymes AS, Class B Shares	2,843,630
5,320	Orsted AS(c)	336,438
3,331	Pandora AS	199,046
16,089	Royal Unibrew AS	1,386,008
3,618	Tryg AS	88,912
34,693	Vestas Wind Systems AS	2,417,359
74,251	William Demant Holding AS*	3,019,060

	Total Denmark	27,685,109

Finland — 0.7%
36,656	Cramo OYJ	775,194
27,558	DNA OYJ	586,548
4,774	Elisa OYJ	204,205
12,901	Fortum OYJ	326,669
9,527	Kone OYJ, Class B Shares	514,628
47,946	Metsa Board OYJ	483,152
3,123	Metso OYJ	109,640
3,549	Neste OYJ	308,416
1,088,870	Nokia OYJ	6,064,955
3,106	Nokian Renkaat OYJ	128,211
2,965	Orion OYJ, Class B Shares	109,075
13,339	Sampo OYJ, Class A Shares	682,958
15,744	Stora Enso OYJ, Class R Shares	293,475
15,034	UPM-Kymmene OYJ	579,936
35,768	Valmet OYJ	784,813
12,936	Wartsila OYJ Abp	273,392

	Total Finland	12,225,267

France — 9.4%
5,923	Accor SA	296,408
879	Aeroports de Paris	193,193
304,895	Air France-KLM*	2,933,116
12,474	Air Liquide SA	1,571,925
47,120	Airbus SE	5,816,841
54,858	Alstom SA	2,420,409
10,785	Alten SA	1,114,006
25,887	Amundi SA(c)	1,867,513
14,486	Arkema SA	1,815,427
36,866	Atos SE	4,418,122
56,489	AXA SA	1,426,504
1,175	BioMerieux	103,299
186,709	BNP Paribas SA	10,974,957
26,564	Bollore SA	127,267
6,168	Bouygues SA	272,485
7,464	Bureau Veritas SA	191,891
4,842	Capgemini SE	622,536

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
France — 9.4% — (continued)
16,421	Carrefour SA	$293,266
1,569	Casino Guichard Perrachon SA	49,762
112,628	Cie de Saint-Gobain	4,852,993
4,858	Cie Générale des Établissements Michelin SCA	575,196
4,576	CNP Assurances	105,647
1,092	Covivio, REIT	114,167
32,348	Credit Agricole SA	443,004
17,955	Danone SA	1,415,119
74	Dassault Aviation SA	137,746
25,239	Dassault Systemes SE	4,091,840
107,020	Edenred	4,082,091
15,971	Eiffage SA	1,798,342
17,307	Electricite de France SA	283,553
356,925	Engie SA	5,239,160
44,786	Essilor International Cie Generale d’Optique SA	6,467,861
1,337	Eurazeo SA	101,550
4,823	Eutelsat Communications SA	114,342
14,891	Faurecia SA	913,001
1,293	Gecina SA, REIT	221,996
13,406	Getlink	168,878
7,433	Hermes International	4,834,350
893	ICADE, REIT	87,130
10,508	Iliad SA	1,357,732
1,052	Imerys SA	75,681
1,732	Ingenico Group SA	121,722
12,570	Ipsen SA	2,236,370
2,086	JCDecaux SA	68,829
2,212	Kering SA	1,202,401
5,643	Klepierre SA, REIT	202,446
50,059	Legrand SA	3,774,043
7,335	L’Oréal SA	1,760,627
21,565	LVMH Moët Hennessy Louis Vuitton SE	7,561,600
26,511	Natixis SA	177,057
17,770	Nexity SA	1,084,082
58,722	Orange SA	951,225
26,527	Pernod Ricard SA	4,188,703
17,649	Peugeot SA	485,958
5,993	Publicis Groupe SA	384,840
647	Remy Cointreau SA	90,651
15,963	Renault SA	1,375,629
185,760	Rexel SA	2,922,984
10,098	Rubis SCA	597,756
9,737	Safran SA	1,271,220
32,860	Sanofi	2,815,942
81,668	Schneider Electric SE	6,668,976
18,037	SCOR SE	731,193
16,725	Seb Prime de Fidelite*(a)(e)	3,118,084
6,949	SEB SA	1,296,001
795	Societe BIC SA	73,611
99,548	Societe Generale SA	4,076,364
2,646	Sodexo SA	275,723
7,369	SOITEC*	571,636
11,077	Suez	160,235
251,720	Technicolor SA, Class Registered Shares*(b)	345,562
13,807	Teleperformance	2,652,865
35,624	Television Francaise 1	353,681

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
France — 9.4% — (continued)
2,995	Thales SA	$422,052
293,067	TOTAL SA	18,348,347
2,756	Trigano SA	403,609
7,124	Ubisoft Entertainment SA*	766,734
3,081	Unibail-Rodamco-Westfield	647,955
1,013	Unibail-Rodamco-Westfield*	212,845
77,584	Valeo SA	3,525,986
15,380	Veolia Environnement SA	324,459
14,649	Vinci SA	1,405,500
119,108	Vivendi SA	3,091,230
833	Wendel SA	123,448
9,549	Worldline SA*(c)	581,183

	Total France	157,441,670

Germany — 9.0%
1,485	1&1 Drillisch AG	75,112
11,904	Aareal Bank AG	484,231
18,601	adidas AG	4,643,387
12,818	Allianz SE, Class Registered Shares	2,733,875
40,543	alstria office REIT-AG	613,093
1,353	Axel Springer SE	98,366
145,077	BASF SE	13,427,218
58,730	Bayer AG, Class Registered Shares	5,482,171
70,696	Bayerische Motoren Werke AG	6,841,919
9,129	Bechtle AG	950,741
22,745	Beiersdorf AG	2,648,401
50,124	Brenntag AG	3,024,123
14,585	Carl Zeiss Meditec AG	1,292,728
138,962	CECONOMY AG	1,056,857
29,614	Commerzbank AG*	280,067
37,916	Continental AG	6,956,690
5,419	Covestro AG(c)	461,990
26,476	Daimler AG, Class Registered Shares	1,710,966
2,485	Delivery Hero SE*(c)	136,957
59,200	Deutsche Bank AG, Class Registered Shares	667,034
5,764	Deutsche Boerse AG	796,844
7,266	Deutsche Lufthansa AG, Class Registered Shares	189,750
95,215	Deutsche Post AG, Class Registered Shares	3,473,160
268,886	Deutsche Telekom AG, Class Registered Shares	4,343,240
46,868	Deutsche Wohnen SE	2,368,688
15,947	Duerr AG	735,017
297,971	E.ON SE	3,176,696
4,800	Evonik Industries AG	178,993
1,138	Fraport AG Frankfurt Airport Services Worldwide	102,350
6,509	Fresenius Medical Care AG & Co. KGaA	659,536
12,271	Fresenius SE & Co. KGaA	937,101
5,101	GEA Group AG	193,879
6,899	Gerresheimer AG	576,606
1,698	Hannover Rueck SE	233,284
22,295	HeidelbergCement AG	1,775,996
2,925	Henkel AG & Co. KGaA	326,488
550	Hochtief AG	89,322
1,684	HUGO BOSS AG	134,567
406,740	Infineon Technologies AG	10,357,548
3,754	Innogy SE*	162,764
5,146	K+S AG, Class Registered Shares	117,050

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Germany — 9.0% — (continued)
2,082	KION Group AG	$142,191
55,556	Kloeckner & Co. SE, Class Preferred Shares	588,493
2,565	Lanxess AG	201,621
62,040	Linde AG	14,131,524
952	MAN SE	103,492
3,629	Merck KGaA	381,345
139,960	METRO AG	2,186,768
6,293	MTU Aero Engines AG	1,380,376
4,567	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class Registered Shares	985,086
2,822	OSRAM Licht AG	126,803
57,686	ProSiebenSat.1 Media SE	1,520,823
224	Puma SE	122,804
5,862	Rheinmetall AG	639,274
100,724	RWE AG	2,556,017
38,117	SAF-Holland SA	590,945
17,810	Salzgitter AG	807,424
150,518	SAP SE	18,105,092
73,255	Scout24 AG(c)	3,791,062
22,273	Siemens AG, Class Registered Shares	2,897,118
58,946	Siemens Healthineers AG*(c)	2,680,271
3,145	Siltronic AG	455,952
23,987	Symrise AG	2,241,596
58,516	TAG Immobilien AG	1,440,012
21,161	Telefonica Deutschland Holding AG	87,946
12,436	ThyssenKrupp AG	287,447
12,737	TUI AG	235,209
5,956	Uniper SE	181,908
51,633	United Internet AG, Class Registered Shares	2,717,943
951	Volkswagen AG	153,014
14,245	Vonovia SE	731,100
15,417	Wirecard AG	3,423,806
3,778	Zalando SE*(c)	198,851

	Total Germany	150,608,118

Hong Kong — 2.9%
930,000	AIA Group Ltd.	8,033,456
7,800	ASM Pacific Technology Ltd.	82,331
37,200	Bank of East Asia Ltd. (The)	137,497
625,000	BOC Hong Kong Holdings Ltd.	3,046,005
671,581	China Merchants Port Holdings Co., Ltd.	1,372,313
1,570,000	China Mobile Ltd.	14,771,276
3,152,270	China Unicom Hong Kong Ltd.	3,672,346
78,500	CK Asset Holdings Ltd.	559,063
80,000	CK Hutchison Holdings Ltd.	922,514
18,000	CK Infrastructure Holdings Ltd.	131,684
50,500	CLP Holdings Ltd.	593,775
9,100	Dairy Farm International Holdings Ltd.	84,368
68,000	Galaxy Entertainment Group Ltd.	502,310
27,000	Hang Lung Group Ltd.	75,740
57,000	Hang Lung Properties Ltd.	112,450
21,800	Hang Seng Bank Ltd.	590,368
38,540	Henderson Land Development Co., Ltd.	203,948
64,000	HK Electric Investments & HK Electric Investments Ltd.(c)	64,754
103,000	HKT Trust & HKT Ltd.	133,131
280,710	Hong Kong & China Gas Co., Ltd.	577,561
34,299	Hong Kong Exchanges & Clearing Ltd.	977,465

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Hong Kong — 2.9% — (continued)
33,100	Hongkong Land Holdings Ltd.	$229,052
21,000	Hysan Development Co., Ltd.	107,750
6,200	Jardine Matheson Holdings Ltd.	391,357
73,980	Jardine Strategic Holdings Ltd.	2,685,119
18,500	Kerry Properties Ltd.	70,153
172,000	Li & Fung Ltd.	48,872
62,500	Link REIT	622,125
187,000	Luk Fook Holdings International Ltd.	650,462
269,000	Melco International Development Ltd.	717,380
6,941	Melco Resorts & Entertainment Ltd., ADR	165,751
41,500	MTR Corp., Ltd.	213,731
174,679	New World Development Co., Ltd.	232,930
45,750	NWS Holdings Ltd.	81,507
125,000	PCCW Ltd.	66,432
39,000	Power Assets Holdings Ltd.	273,399
38,000	Shangri-La Asia Ltd.	58,517
94,646	Sino Land Co., Ltd.	160,576
58,000	SJM Holdings Ltd.	65,728
48,000	Sun Hung Kai Properties Ltd.	712,887
16,000	Swire Pacific Ltd., Class A Shares	181,069
32,800	Swire Properties Ltd.	129,000
41,500	Techtronic Industries Co., Ltd.	253,938
2,370,000	Tongda Group Holdings Ltd.	356,233
607,000	Towngas China Co., Ltd.*	558,760
3,817,500	WH Group Ltd.(c)	2,877,041
31,000	Wharf Holdings Ltd. (The)	88,549
35,000	Wharf Real Estate Investment Co., Ltd.	232,308
24,000	Wheelock & Co., Ltd.	150,683
22,500	Yue Yuen Industrial Holdings Ltd.	62,443

	Total Hong Kong	49,088,107

India — 0.8%
238,144	Canara Bank*	952,026
65,112	HDFC Bank Ltd.	1,892,345
83,934	Hero MotoCorp Ltd.	3,852,641
503,323	ICICI Bank Ltd., ADR	4,847,000
716,689	NTPC Ltd.	1,730,896
121,252	Zee Entertainment Enterprises Ltd.	853,886

	Total India	14,128,794

Indonesia — 0.1%
680,000	Bank Central Asia Tbk PT	1,145,131

Ireland — 0.5%
3,664	AerCap Holdings NV*	208,738
25,598	AIB Group PLC	144,083
283,353	Bank of Ireland Group PLC	2,318,897
24,924	CRH PLC	825,598
76,684	Dalata Hotel Group PLC*	635,800
2,513	DCC PLC	226,880
54,715	Grafton Group PLC	544,975
113,193	James Hardie Industries PLC, CDI	1,728,937
4,558	Kerry Group PLC, Class A Shares	520,282
2,463	Paddy Power Betfair PLC	224,656
6,581	Smurfit Kappa Group PLC	268,768
101,071	UDG Healthcare PLC	965,091

	Total Ireland	8,612,705

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Isle of Man — 0.0%
15,405	GVC Holdings PLC	$220,309

Israel — 0.3%
1,831	Azrieli Group Ltd.	95,047
30,205	Bank Hapoalim BM	226,388
40,135	Bank Leumi Le-Israel BM	269,588
59,347	Bezeq Israeli Telecommunication Corp., Ltd.	70,943
20,354	Check Point Software Technologies Ltd.*	2,364,931
671	Elbit Systems Ltd.	86,487
1,280	Frutarom Industries Ltd.	130,546
22,371	Israel Chemicals Ltd.	130,649
3,160	Mizrahi Tefahot Bank Ltd.	56,991
1,757	Nice Ltd.*	203,138
4,249	SodaStream International Ltd.*	606,545
28,205	Teva Pharmaceutical Industries Ltd., ADR	646,177

	Total Israel	4,887,430

Italy — 2.6%
506,623	A2A SpA	871,671
88,217	Amplifon SpA	1,899,023
244,600	Assicurazioni Generali SpA	4,074,511
14,095	Atlantia SpA	293,809
14,324	Banca Generali SpA	352,198
395,829	BPER Banca	1,747,569
110,790	Brembo SpA	1,482,638
15,712	Davide Campari-Milano SpA	139,065
5,776	DiaSorin SpA	629,572
237,109	Enel SpA	1,173,064
388,289	Eni SpA	7,204,595
3,524	Ferrari NV	461,623
131,065	Infrastrutture Wireless Italiane SpA(c)	998,562
1,081,623	Intesa Sanpaolo SpA	2,672,926
8,628	Leonardo SpA	96,780
4,888	Luxottica Group SpA	324,163
18,466	Mediobanca Banca di Credito Finanziario SpA	171,927
5,284	Moncler SpA	239,135
10,807	Pirelli & C SpA*(c)	87,039
14,143	Poste Italiane SpA(c)	108,993
88,073	Prysmian SpA	2,272,964
2,836	Recordati SpA	99,518
569,076	Saipem SpA*	3,044,050
66,633	Snam SpA	273,615
173,451	Telecom Italia SpA	96,462
324,593	Telecom Italia SpA*	207,021
41,196	Terna Rete Elettrica Nazionale SpA	216,526
854,668	UniCredit SpA	12,358,318

	Total Italy	43,597,337

Japan — 18.6%
1,100	ABC-Mart Inc.	59,930
8,800	Acom Co., Ltd.	35,933
17,300	Aeon Co., Ltd.	374,485
3,300	AEON Financial Service Co., Ltd.	67,584
2,500	Aeon Mall Co., Ltd.	41,814
6,100	AGC Inc.	243,827
165,200	Aiful Corp.*	505,173
4,200	Air Water Inc.	75,315

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 18.6% — (continued)
4,600	Aisin Seiki Co., Ltd.	$212,537
14,900	Ajinomoto Co., Inc.	252,846
5,200	Alfresa Holdings Corp.	130,371
5,500	Alps Electric Co., Ltd.	165,177
9,000	Amada Holdings Co., Ltd.	96,166
3,200	ANA Holdings Inc.	110,686
3,300	Aozora Bank Ltd.	116,408
11,100	Asahi Group Holdings Ltd.	500,282
19,500	Asahi Intecc Co., Ltd.	742,833
36,000	Asahi Kasei Corp.	527,609
4,700	Asics Corp.	70,120
58,000	Astellas Pharma Inc.	982,635
5,600	Bandai Namco Holdings Inc.	217,007
1,400	Bank of Kyoto Ltd. (The)	70,437
22,400	Benesse Holdings Inc.	700,368
40,500	Bic Camera Inc.	542,118
103,800	Bridgestone Corp.	3,815,450
6,200	Brother Industries Ltd.	126,948
2,300	Calbee Inc.	73,192
100,020	Canon Inc.	3,208,910
5,000	Casio Computer Co., Ltd.	80,254
4,200	Central Japan Railway Co.	842,187
18,000	Chiba Bank Ltd. (The)	118,010
89,970	Chiyoda Corp.	658,709
19,300	Chubu Electric Power Co., Inc.	280,565
6,400	Chugai Pharmaceutical Co., Ltd.	370,644
8,000	Chugoku Electric Power Co., Inc. (The)	99,838
152,770	Citizen Watch Co., Ltd.	1,046,636
56,000	CKD Corp.	825,652
3,900	Coca-Cola Bottlers Japan Holdings Inc.	110,269
31,700	Concordia Financial Group Ltd.	151,776
4,600	Credit Saison Co., Ltd.	76,118
2,700	CyberAgent Inc.	153,426
2,100	CYBERDYNE Inc.*(b)	16,466
7,900	Dai Nippon Printing Co., Ltd.	177,294
6,300	Daicel Corp.	71,202
14,900	Daifuku Co., Ltd.	772,581
189,660	Dai-ichi Life Holdings Inc.	3,602,619
17,100	Daiichi Sankyo Co., Ltd.	667,775
7,500	Daikin Industries Ltd.	955,694
40,300	Daikyonishikawa Corp.	499,251
2,300	Daito Trust Construction Co., Ltd.	344,176
16,000	Daiwa House Industry Co., Ltd.	487,554
49	Daiwa House REIT Investment Corp., Class A Shares	113,595
47,000	Daiwa Securities Group Inc.	281,713
85,230	DeNA Co., Ltd.	1,474,059
18,300	Denka Co., Ltd.	625,831
13,200	Denso Corp.	634,195
6,100	Dentsu Inc.	284,908
800	Disco Corp.	142,975
31,200	DMG Mori Co., Ltd.	515,122
3,400	Don Quijote Holdings Co., Ltd.	165,157
2,900	Doutor Nichires Holdings Co., Ltd.	51,003
76,400	East Japan Railway Co.	6,910,319
36,210	Eisai Co., Ltd.	3,274,292
4,100	Electric Power Development Co., Ltd.	108,548

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 18.6% — (continued)
2,200	FamilyMart UNY Holdings Co., Ltd.	$191,132
12,600	FANUC Corp.	2,466,536
1,700	Fast Retailing Co., Ltd.	791,529
16,000	Fuji Electric Co., Ltd.	128,727
44,490	Fuji Media Holdings Inc.	764,364
25,400	Fuji Oil Holdings Inc.	772,850
11,300	FUJIFILM Holdings Corp.	477,621
580,260	Fujitsu Ltd.	4,243,524
22,000	Fukuoka Financial Group Inc.	122,996
196,100	Gree Inc.	993,174
6,600	Hakuhodo DY Holdings Inc.	111,265
3,800	Hamamatsu Photonics KK	152,541
6,600	Hankyu Hanshin Holdings Inc.	235,143
600	Hikari Tsushin Inc.	113,370
7,200	Hino Motors Ltd.	75,725
945	Hirose Electric Co., Ltd.	111,915
1,800	Hisamitsu Pharmaceutical Co., Inc.	131,370
2,300	Hitachi Chemical Co., Ltd.	48,225
3,000	Hitachi Construction Machinery Co., Ltd.	89,477
2,000	Hitachi High-Technologies Corp.	78,338
685,000	Hitachi Ltd.	4,467,652
144,130	Hitachi Metals Ltd.	1,663,727
231,680	Honda Motor Co., Ltd.	6,864,002
11,000	Horiba Ltd.	678,105
1,700	Hoshizaki Corp.	161,002
63,300	Hoya Corp.	3,704,292
8,600	Hulic Co., Ltd.	81,217
71,230	Ibiden Co., Ltd.	1,033,751
3,700	Idemitsu Kosan Co., Ltd.	186,393
4,000	IHI Corp.	139,671
4,500	Iida Group Holdings Co., Ltd.	83,036
274,261	Inpex Corp.	2,994,004
9,300	Isetan Mitsukoshi Holdings Ltd.	105,152
15,900	Isuzu Motors Ltd.	229,292
42,200	ITOCHU Corp.	737,582
6,600	J Front Retailing Co., Ltd.	93,783
153,000	Japan Airlines Co., Ltd.	5,513,826
1,500	Japan Airport Terminal Co., Ltd.	66,943
15,200	Japan Exchange Group Inc.	267,278
738	Japan Hotel REIT Investment Corp., Class A Shares	559,388
13,200	Japan Post Bank Co., Ltd.	154,239
48,200	Japan Post Holdings Co., Ltd.	572,725
25	Japan Prime Realty Investment Corp., REIT	90,459
37	Japan Real Estate Investment Corp., REIT	196,835
71	Japan Retail Fund Investment Corp., REIT	128,469
32,600	Japan Tobacco Inc.	856,947
11,200	JCR Pharmaceuticals Co., Ltd.	605,355
15,200	JFE Holdings Inc.	330,705
117,980	JGC Corp.	2,374,361
169,930	JSR Corp.	3,295,314
6,300	JTEKT Corp.	88,166
97,650	JXTG Holdings Inc.	685,062
26,000	Kajima Corp.	186,702
4,100	Kakaku.com Inc.	75,581
2,500	Kamigumi Co., Ltd.	50,726
19,800	Kanamoto Co., Ltd.	616,177

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 18.6% — (continued)
6,000	Kaneka Corp.	$54,768
20,700	Kansai Electric Power Co., Inc. (The)	296,598
5,700	Kansai Paint Co., Ltd.	112,482
14,500	Kao Corp.	1,124,675
3,800	Kawasaki Heavy Industries Ltd.	103,842
403,500	KDDI Corp.	10,682,752
2,900	Keihan Holdings Co., Ltd.	106,238
25,800	Keihin Corp.	541,364
6,400	Keikyu Corp.	110,650
2,800	Keio Corp.	138,757
3,800	Keisei Electric Railway Co., Ltd.	127,596
85	Kenedix Realty Investment Corp., REIT, Class A Shares	527,698
15,100	Keyence Corp.	8,523,199
4,200	Kikkoman Corp.	210,357
4,600	Kintetsu Group Holdings Co., Ltd.	180,414
23,200	Kirin Holdings Co., Ltd.	573,066
1,300	Kobayashi Pharmaceutical Co., Ltd.	93,307
8,900	Kobe Steel Ltd.	74,404
59,700	Koito Manufacturing Co., Ltd.	3,686,448
27,500	Komatsu Ltd.	781,070
2,500	Konami Holdings Corp.	104,642
12,300	Konica Minolta Inc.	124,880
900	Kose Corp.	165,493
381,400	Kubota Corp.	5,956,244
9,100	Kuraray Co., Ltd.	131,897
3,000	Kurita Water Industries Ltd.	89,001
9,700	Kyocera Corp.	611,331
7,100	Kyowa Hakko Kirin Co., Ltd.	125,771
11,700	Kyushu Electric Power Co., Inc.	130,966
4,300	Kyushu Railway Co.	129,180
1,400	Lawson Inc.	82,107
2,000	LINE Corp.*	91,599
6,300	Lion Corp.	132,447
7,700	LIXIL Group Corp.	150,898
6,100	M3 Inc.	268,551
1,600	Mabuchi Motor Co., Ltd.	66,240
57,300	Maeda Corp.	683,843
57,000	Makino Milling Machine Co., Ltd.	524,897
40,100	Makita Corp.	1,816,398
45,000	Marubeni Corp.	368,861
5,600	Marui Group Co., Ltd.	123,761
1,200	Maruichi Steel Tube Ltd.	36,691
21,600	Matsumotokiyoshi Holdings Co., Ltd.	816,672
16,000	Mazda Motor Corp.	185,344
2,000	McDonald’s Holdings Co. Japan Ltd.	87,799
21,610	Mebuki Financial Group Inc.	76,471
5,600	Medipal Holdings Corp.	112,853
3,400	MEIJI Holdings Co., Ltd.	225,764
12,600	MINEBEA MITSUMI Inc.	236,178
7,800	MISUMI Group Inc.	200,892
36,900	Mitsubishi Chemical Holdings Corp.	329,765
39,600	Mitsubishi Corp.	1,129,323
54,600	Mitsubishi Electric Corp.	735,235
33,700	Mitsubishi Estate Co., Ltd.	559,568
4,900	Mitsubishi Gas Chemical Co., Inc.	101,626
108,610	Mitsubishi Heavy Industries Ltd.	4,029,997

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 18.6% — (continued)
3,100	Mitsubishi Materials Corp.	$83,678
18,200	Mitsubishi Motors Corp.	129,548
7,400	Mitsubishi Tanabe Pharma Corp.	123,334
344,000	Mitsubishi UFJ Financial Group Inc.	2,074,653
10,300	Mitsubishi UFJ Lease & Finance Co., Ltd.	57,874
50,700	Mitsui & Co., Ltd.	844,524
4,800	Mitsui Chemicals Inc.	124,020
27,000	Mitsui Fudosan Co., Ltd.	618,459
3,200	Mitsui OSK Lines Ltd.	85,951
3,166,860	Mizuho Financial Group Inc.	5,553,375
14,400	MS&AD Insurance Group Holdings Inc.	441,701
18,200	Murata Manufacturing Co., Ltd.	3,124,565
3,100	Nabtesco Corp.	80,738
5,100	Nagoya Railroad Co., Ltd.	116,224
7,400	NEC Corp.	204,369
65,000	NET One Systems Co., Ltd.	1,503,793
12,400	Nexon Co., Ltd.	155,169
7,000	NGK Insulators Ltd.	114,057
4,700	NGK Spark Plug Co., Ltd.	133,512
2,500	NH Foods Ltd.	91,222
31,100	Nidec Corp.	4,502,663
88,430	Nikon Corp.	1,691,071
14,100	Nintendo Co., Ltd.	5,091,181
126	Nippon Accommodations Fund Inc., REIT, Class A Shares	572,739
36	Nippon Building Fund Inc., REIT	209,652
2,600	Nippon Electric Glass Co., Ltd.	83,472
2,200	Nippon Express Co., Ltd.	137,497
4,300	Nippon Paint Holdings Co., Ltd.	169,707
52	Nippon Prologis REIT Inc.	101,346
21,400	Nippon Steel & Sumitomo Metal Corp.	429,046
111,000	Nippon Suisan Kaisha Ltd.	607,747
125,500	Nippon Telegraph & Telephone Corp.	5,589,001
81,930	Nippon Television Holdings Inc.	1,357,080
4,500	Nippon Yusen KK	84,685
3,800	Nissan Chemical Corp.	180,853
66,000	Nissan Motor Co., Ltd.	617,523
5,600	Nisshin Seifun Group Inc.	112,066
1,700	Nissin Foods Holdings Co., Ltd.	108,298
22,400	Nitori Holdings Co., Ltd.	3,396,757
4,700	Nitto Denko Corp.	364,595
2,000	NOK Corp.	38,165
98,200	Nomura Holdings Inc.	450,514
3,600	Nomura Real Estate Holdings Inc.	77,911
132	Nomura Real Estate Master Fund Inc., REIT	183,946
3,460	Nomura Research Institute Ltd.	172,245
193,200	North Pacific Bank Ltd.	652,183
9,400	NSK Ltd.	106,530
17,800	NTT Data Corp.	228,598
40,000	NTT DOCOMO Inc.	1,038,189
18,300	Obayashi Corp.	171,331
1,900	Obic Co., Ltd.	178,566
8,700	Odakyu Electric Railway Co., Ltd.	187,840
26,000	Oji Holdings Corp.	177,943
10,200	OKUMA Corp.	588,212
8,400	Olympus Corp.	341,780
5,600	Omron Corp.	250,535

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 18.6% — (continued)
12,000	Ono Pharmaceutical Co., Ltd.	$315,633
19,300	Open House Co., Ltd.	1,126,309
1,100	Oracle Corp. Japan	92,249
5,700	Oriental Land Co., Ltd.	610,404
164,700	ORIX Corp.	2,633,667
10,800	Osaka Gas Co., Ltd.	201,684
3,000	Otsuka Corp.	108,593
11,900	Otsuka Holdings Co., Ltd.	558,235
36,700	Outsourcing Inc.	687,777
24,100	PALTAC Corp.	1,307,764
65,500	Panasonic Corp.	781,260
3,200	Park24 Co., Ltd.	93,885
107,800	Penta-Ocean Construction Co., Ltd.	631,411
5,000	Persol Holdings Co., Ltd.	111,829
2,700	Pola Orbis Holdings Inc.	95,044
23,200	Rakuten Inc.	177,325
115,100	Recruit Holdings Co., Ltd.	3,509,418
23,500	Renesas Electronics Corp.*	177,617
56,900	Rengo Co., Ltd.	488,303
60,200	Resona Holdings Inc.	340,714
18,600	Ricoh Co., Ltd.	194,867
800	Rinnai Corp.	59,486
2,700	Rohm Co., Ltd.	243,369
22,900	Rohto Pharmaceutical Co., Ltd.	732,469
53,300	Round One Corp.	699,646
21,000	Ryobi Ltd.	767,442
700	Ryohin Keikaku Co., Ltd.	207,854
23,940	Sankyo Co., Ltd.	916,088
12,600	Sankyu Inc.	668,035
125,700	Santen Pharmaceutical Co., Ltd.	1,935,195
62,700	Sanwa Holdings Corp.	718,298
6,300	SBI Holdings Inc.	173,554
7,000	SCREEN Holdings Co., Ltd.	527,545
5,900	Secom Co., Ltd.	485,371
5,200	Sega Sammy Holdings Inc.	83,789
7,900	Seibu Holdings Inc.	142,337
9,500	Seiko Epson Corp.	162,421
51,100	Seino Holdings Co., Ltd.	781,242
165,200	Sekisui Chemical Co., Ltd.	2,870,012
19,400	Sekisui House Ltd.	316,492
22,300	Seven & i Holdings Co., Ltd.	907,730
13,000	Seven Bank Ltd.	40,468
2,600	SG Holdings Co., Ltd.	61,486
4,900	Sharp Corp.(b)	116,143
147,000	Shiga Bank Ltd. (The)	731,254
6,800	Shimadzu Corp.	201,701
16,110	Shimamura Co., Ltd.	1,486,748
2,100	Shimano Inc.	323,797
14,600	Shimizu Corp.	127,624
10,800	Shin-Etsu Chemical Co., Ltd.	1,011,787
3,800	Shinsei Bank Ltd.	58,198
8,200	Shionogi & Co., Ltd.	475,947
17,800	Ship Healthcare Holdings Inc.	684,599
31,600	Shiseido Co., Ltd.	2,216,555
11,900	Shizuoka Bank Ltd. (The)	104,897
23,300	Showa Denko KK	1,107,714

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 18.6% — (continued)
5,700	Showa Shell Sekiyu KK	$114,813
11,200	SMC Corp.	3,721,406
24,000	SoftBank Group Corp.	2,221,217
2,000	Sohgo Security Services Co., Ltd.	87,974
109,100	Sompo Holdings Inc.	4,656,284
36,900	Sony Corp.	2,092,765
5,000	Sony Financial Holdings Inc.	99,585
3,900	Stanley Electric Co., Ltd.	134,796
5,800	Start Today Co., Ltd.	199,768
23,400	Starts Corp., Inc.	531,678
118,000	Subaru Corp.	3,503,649
7,000	SUMCO Corp.	124,760
100,000	Sumitomo Bakelite Co., Ltd.	983,691
43,000	Sumitomo Chemical Co., Ltd.	243,478
31,900	Sumitomo Corp.	517,415
4,700	Sumitomo Dainippon Pharma Co., Ltd.	100,063
21,500	Sumitomo Electric Industries Ltd.	339,774
50,700	Sumitomo Forestry Co., Ltd.	816,796
3,000	Sumitomo Heavy Industries Ltd.	97,482
6,800	Sumitomo Metal Mining Co., Ltd.	218,991
255,787	Sumitomo Mitsui Financial Group Inc.	10,060,327
89,930	Sumitomo Mitsui Trust Holdings Inc.	3,607,822
10,000	Sumitomo Realty & Development Co., Ltd.	345,965
5,000	Sumitomo Rubber Industries Ltd.	74,102
2,400	Sundrug Co., Ltd.	85,924
3,600	Suntory Beverage & Food Ltd.	147,575
9,300	Sushiro Global Holdings Ltd.*	528,726
2,200	Suzuken Co., Ltd.	99,913
40,000	Suzuki Motor Corp.	2,599,061
4,700	Sysmex Corp.	406,973
270,840	T&D Holdings Inc.	4,104,586
3,300	Taiheiyo Cement Corp.	99,729
6,000	Taisei Corp.	268,263
1,000	Taisho Pharmaceutical Holdings Co., Ltd.	108,316
5,000	Taiyo Nippon Sanso Corp.	73,366
40,500	Taiyo Yuden Co., Ltd.	1,185,685
36,300	Takasago Thermal Engineering Co., Ltd.	641,181
3,500	Takashimaya Co., Ltd.	56,493
301,030	Takeda Pharmaceutical Co., Ltd.	12,604,203
3,700	TDK Corp.	415,177
5,200	Teijin Ltd.	102,918
59,200	Terumo Corp.	3,262,438
3,200	THK Co., Ltd.	85,578
27,800	TIS Inc.	1,341,387
5,700	Tobu Railway Co., Ltd.	158,938
78,000	Toda Corp.	541,518
3,200	Toho Co., Ltd.	98,151
1,800	Toho Gas Co., Ltd.	60,359
12,100	Tohoku Electric Power Co., Inc.	151,777
19,900	Tokio Marine Holdings Inc.	937,256
1,200	Tokyo Century Corp.	66,328
40,900	Tokyo Electric Power Co. Holdings Inc.*	189,248
4,700	Tokyo Electron Ltd.	797,441
11,300	Tokyo Gas Co., Ltd.	267,669
20,800	Tokyo Seimitsu Co., Ltd.	644,427
86,200	Tokyo Steel Manufacturing Co., Ltd.	689,070

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Japan — 18.6% — (continued)
4,500	Tokyo Tatemono Co., Ltd.	$55,122
14,400	Tokyu Corp.	236,983
14,500	Tokyu Fudosan Holdings Corp.	98,584
14,000	Toppan Printing Co., Ltd.	109,153
40,100	Toray Industries Inc.	300,698
184,000	Toshiba Corp.*	549,604
7,700	Tosoh Corp.	120,686
4,000	TOTO Ltd.	169,038
3,500	Toyo Seikan Group Holdings Ltd.	66,196
2,500	Toyo Suisan Kaisha Ltd.	92,129
1,400	Toyoda Gosei Co., Ltd.	34,825
4,100	Toyota Industries Corp.	231,871
152,900	Toyota Motor Corp.	9,526,997
5,700	Toyota Tsusho Corp.	194,166
3,500	Trend Micro Inc.	220,040
2,300	Tsubaki Nakashima Co., Ltd.	46,909
1,000	Tsuruha Holdings Inc.	114,014
11,500	Unicharm Corp.	374,587
84	United Urban Investment Corp., REIT	132,558
5,900	USS Co., Ltd.	110,981
29,200	UT Group Co., Ltd.*	983,103
4,700	West Japan Railway Co.	315,279
847,130	Yahoo Japan Corp.(b)	2,909,753
3,200	Yakult Honsha Co., Ltd.	227,033
17,300	Yamada Denki Co., Ltd.	85,711
6,000	Yamaguchi Financial Group Inc.	65,879
4,300	Yamaha Corp.	205,279
7,900	Yamaha Motor Co., Ltd.	200,006
9,000	Yamato Holdings Co., Ltd.	267,382
15,600	Yamato Kogyo Co., Ltd.	446,436
2,900	Yamazaki Baking Co., Ltd.	56,390
6,500	Yaskawa Electric Corp.	217,846
6,300	Yokogawa Electric Corp.	129,057
3,500	Yokohama Rubber Co., Ltd. (The)	73,477
23,000	Zenkoku Hosho Co., Ltd.	931,098

	Total Japan	311,803,844

Jersey, Channel Islands — 0.0%
2,657	Randgold Resources Ltd., ADR	173,087

Jordan — 0.0%
25,509	Hikma Pharmaceuticals PLC	652,494

Luxembourg — 0.5%
19,091	ArcelorMittal	575,120
326	Eurofins Scientific SE	184,247
1,805	Millicom International Cellular SA, ADR	104,002
1,161	RTL Group SA	87,063
196,722	SES SA, FDR, Class A Shares	3,947,472
15,196	Stabilus SA	1,335,107
147,917	Tenaris SA	2,481,132

	Total Luxembourg	8,714,143

Macau — 0.0%
28,800	MGM China Holdings Ltd.	54,226
76,400	Sands China Ltd.	373,448
40,800	Wynn Macau Ltd.	113,842

	Total Macau	541,516

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Mexico — 0.0%
6,000	Fresnillo PLC	$69,847

Netherlands — 3.9%
72,316	Aalberts Industries NV	3,104,839
12,204	ABN AMRO Group NV, Dutch Certificate, GDR(c)	330,816
50,426	Aegon NV	302,840
87,642	Akzo Nobel NV	8,199,545
15,788	AMG Advanced Metallurgical Group NV	782,010
8,159	ASM International NV	439,697
45,553	ASML Holding NV	9,289,188
19,023	ASR Nederland NV	908,728
109,296	Boskalis Westminster(b)	3,131,937
18,893	Euronext NV(c)	1,242,091
3,487	EXOR NV	226,855
3,264	Heineken Holding NV	311,314
36,219	Heineken NV	3,582,689
448,010	ING Groep NV	6,087,179
37,239	Koninklijke Ahold Delhaize NV	906,576
5,510	Koninklijke DSM NV	578,776
94,706	Koninklijke KPN NV	242,197
27,463	Koninklijke Philips NV	1,228,512
2,203	Koninklijke Vopak NV	113,592
8,638	NN Group NV	370,807
10,122	NXP Semiconductors NV*	942,763
409,842	PostNL NV	1,374,687
6,299	QIAGEN NV*	243,942
3,355	Randstad NV	210,420
133,846	Royal Dutch Shell PLC, Class A Shares	4,344,794
465,766	Royal Dutch Shell PLC, Class B Shares	15,393,901
9,296	TKH Group NV, Dutch Certificate	544,633
8,177	Wolters Kluwer NV	518,595

	Total Netherlands	64,953,923

New Zealand — 0.2%
19,765	a2 Milk Co., Ltd.*	165,033
26,123	Auckland International Airport Ltd.	123,473
19,637	Fisher & Paykel Healthcare Corp., Ltd.	213,595
28,906	Fletcher Building Ltd.	121,829
38,537	Meridian Energy Ltd.	82,600
10,364	Ryman Healthcare Ltd.	96,606
48,388	Spark New Zealand Ltd.	127,735
185,486	Summerset Group Holdings Ltd.	942,297
25,800	Xero Ltd.*	949,315

	Total New Zealand	2,822,483

Norway — 0.6%
42,598	Aker BP ASA	1,508,627
194,112	DNB ASA	3,951,890
34,382	Equinor ASA	884,012
5,541	Gjensidige Forsikring ASA	92,704
12,360	Marine Harvest ASA(b)	267,034
442,347	Norsk Hydro ASA	2,442,573
22,538	Orkla ASA	185,476
3,010	Schibsted ASA, Class B Shares	97,985
21,146	Telenor ASA	398,671
5,124	Yara International ASA	235,840

	Total Norway	10,064,812

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Portugal — 0.0%
69,999	EDP — Energias de Portugal SA	$273,364
14,646	Galp Energia SGPS SA, Class B Shares	297,232
6,813	Jeronimo Martins SGPS SA	102,063

	Total Portugal	672,659

Russia — 0.5%
743,966	Gazprom PJSC, ADR	3,283,764
48,050	LUKOIL PJSC, ADR	3,318,333
99,300	Sberbank of Russia PJSC, ADR	1,084,356

	Total Russia	7,686,453

Singapore — 0.5%
81,800	Ascendas Real Estate Investment Trust	163,333
71,619	CapitaLand Commercial Trust, REIT	92,377
81,400	CapitaLand Ltd.	203,533
72,400	CapitaLand Mall Trust, REIT	112,968
12,100	City Developments Ltd.	81,852
65,700	ComfortDelGro Corp., Ltd.	109,667
52,300	DBS Group Holdings Ltd.	952,984
944,900	Frasers Logistics & Industrial Trust, REIT	757,409
181,100	Genting Singapore Ltd.	141,253
158,600	Golden Agri-Resources Ltd.	32,936
3,000	Jardine Cycle & Carriage Ltd.	70,938
42,700	Keppel Corp., Ltd.	203,351
545,700	Mapletree Industrial Trust, REIT	791,246
337,900	Oversea-Chinese Banking Corp., Ltd.	2,784,661
20,900	SATS Ltd.	77,237
30,600	Sembcorp Industries Ltd.	60,903
16,200	Singapore Airlines Ltd.	115,715
28,300	Singapore Exchange Ltd.	152,856
25,000	Singapore Press Holdings Ltd.	51,018
52,800	Singapore Technologies Engineering Ltd.	128,537
236,200	Singapore Telecommunications Ltd.	556,005
57,500	Suntec Real Estate Investment Trust	78,372
38,903	United Overseas Bank Ltd.	768,324
15,371	UOL Group Ltd.	77,404
7,400	Venture Corp., Ltd.	97,702
69,900	Wilmar International Ltd.	163,048

	Total Singapore	8,825,629

South Africa — 0.3%
34,534	Anglo American Platinum Ltd.	1,010,069
614,795	Gold Fields Ltd., ADR	1,530,840
213,781	Impala Platinum Holdings Ltd.*	260,660
17,791	Investec PLC	116,923
10,767	Mediclinic International PLC	68,923
154,040	SPAR Group Ltd. (The)	2,148,059

	Total South Africa	5,135,474

South Korea — 2.1%
6,186	Chong Kun Dang Pharmaceutical Corp.	599,655
17,703	Douzone Bizon Co., Ltd.	900,715
3,314	GS Home Shopping Inc.	616,455
54,466	KB Financial Group Inc.	2,518,675
97,719	Kia Motors Corp.	2,807,614
11,562	KIWOOM Securities Co., Ltd.	955,640
18,759	Korea United Pharm Inc.	481,063

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
South Korea — 2.1% — (continued)
227,845	KT Corp., ADR	$3,146,539
12,049	LS Industrial Systems Co., Ltd.	773,383
8,044	Maeil Dairies Co., Ltd.	616,293
15,497	Poongsan Corp.	467,480
154,173	Samsung Electronics Co., Ltd.	6,696,263
8,041	Samsung SDI Co., Ltd.	1,699,362
19,471	SFA Engineering Corp.	666,399
56,834	Shinhan Financial Group Co., Ltd.	2,230,488
5,472	SillaJen Inc.*(b)	375,032
4,437	SK Innovation Co., Ltd.	767,306
29,223	SK Telecom Co., Ltd.	6,863,533
17,809	SKC Co., Ltd.	751,155
27,500	SL Corp.	494,631
8,030	Soulbrain Co., Ltd.	475,825
25,171	TES Co., Ltd.	467,792

	Total South Korea	35,371,298

Spain — 2.3%
7,470	ACS Actividades de Construccion y Servicios SA	311,061
2,136	Aena SME SA(c)	378,055
54,636	Amadeus IT Group SA	5,068,390
632,178	Banco Bilbao Vizcaya Argentaria SA	3,938,941
164,492	Banco de Sabadell SA	252,314
469,806	Banco Santander SA	2,336,944
36,779	Bankia SA	138,142
77,495	Bankinter SA	690,474
1,439,159	CaixaBank SA	6,460,478
3,584	Enagas SA	99,623
8,993	Endesa SA	201,483
14,367	Ferrovial SA	310,898
147,857	Grifols SA	4,350,832
173,529	Iberdrola SA	1,293,332
91,016	Industria de Diseno Textil SA	2,751,993
30,418	Mapfre SA	89,624
41,599	Melia Hotels International SA	521,480
39,942	Merlin Properties Socimi SA, REIT	557,487
10,313	Naturgy Energy Group SA	277,059
729,082	Prosegur Cash SA(c)	1,684,194
434,192	Prosegur Cia de Seguridad SA	2,620,191
41,141	Red Electrica Corp. SA	864,312
40,512	Repsol SA	779,529
8,404	Siemens Gamesa Renewable Energy SA*	125,384
136,440	Telefonica SA	1,107,474
288,327	Unicaja Banco SA(c)	452,420

	Total Spain	37,662,114

Sweden — 2.0%
80,133	Ahlsell AB(c)	460,793
8,571	Alfa Laval AB	230,198
123,835	Assa Abloy AB, Class B Shares	2,525,539
104,050	Atlas Copco AB, Class A Shares	2,974,244
10,843	Atlas Copco AB, Class B Shares	287,078
7,704	Boliden AB	202,062
84,966	Dometic Group AB(c)	808,141
6,848	Electrolux AB, Series B	152,890
183,857	Epiroc AB, Class A Shares*	1,910,160

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Sweden — 2.0% — (continued)
10,843	Epiroc AB, Class B Shares*	$103,734
17,079	Essity AB, Class B Shares	443,049
25,989	Hennes & Mauritz AB, Class B Shares(b)	350,441
7,842	Hexagon AB, Class B Shares	466,176
11,408	Husqvarna AB, Class B Shares	90,715
2,407	ICA Gruppen AB	73,296
4,576	Industrivarden AB, Class C Shares	97,971
12,830	Investor AB, Class B Shares	580,263
6,600	Kinnevik AB, Class B Shares	217,238
2,254	L E Lundbergforetagen AB, Class B Shares	75,857
5,238	Lundin Petroleum AB	182,099
88,341	NetEnt AB*	351,644
89,618	Nordea Bank AB	969,949
59,758	Peab AB	539,121
78,022	Resurs Holding AB(c)	570,113
34,157	Sandvik AB	599,563
10,625	Securitas AB, Class B Shares	189,236
302,109	Skandinaviska Enskilda Banken AB, Class A Shares	3,228,363
9,717	Skanska AB, Class B Shares	182,617
114,608	SKF AB, Class B Shares	2,210,033
206,848	SSAB AB, Class B Shares	724,849
46,762	Svenska Handelsbanken AB, Class A Shares	567,667
27,165	Swedbank AB, Class A Shares	632,889
56,298	Swedish Match AB	3,010,216
29,337	Swedish Orphan Biovitrum AB*	935,736
9,751	Tele2 AB, Class B Shares	120,475
527,333	Telefonaktiebolaget LM Ericsson, Class B Shares	4,445,986
80,383	Telia Co. AB	356,695
46,614	Volvo AB, Class B Shares	804,907
85,464	Wihlborgs Fastigheter AB	1,030,771

	Total Sweden	33,702,774

Switzerland — 9.4%
414,646	ABB Ltd., Class Registered Shares	9,763,819
67,822	Adecco Group AG, Class Registered Shares	4,150,852
83,062	Aryzta AG*(b)	777,826
1,395	Baloise Holding AG, Class Registered Shares	214,245
1,504	Barry Callebaut AG, Class Registered Shares	2,683,265
31	Chocoladefabriken Lindt & Spruengli AG	230,713
3	Chocoladefabriken Lindt & Spruengli AG, Class Registered Shares	264,314
116,058	Cie Financiere Richemont SA, Class Registered Shares	10,251,052
6,047	Clariant AG, Class Registered Shares*	151,009
43,446	Coca-Cola HBC AG*	1,486,774
74,682	Credit Suisse Group AG, Class Registered Shares*	1,116,862
5,805	Dufry AG, Class Registered Shares*	718,655
216	EMS-Chemie Holding AG, Class Registered Shares	136,562
31,097	Ferguson PLC	2,494,774
1,086	Geberit AG, Class Registered Shares	494,358
1,365	Georg Fischer AG, Class Registered Shares	1,789,295
1,551	Givaudan SA, Class Registered Shares	3,770,531
337,262	Glencore PLC*	1,373,300
744	Helvetia Holding AG, Class Registered Shares	446,409
59,590	Julius Baer Group Ltd.*	3,163,700
1,521	Kuehne + Nagel International AG, Class Registered Shares	245,780
81,670	LafargeHolcim Ltd., Class Registered Shares*	3,973,591
40,091	Logitech International SA, Class Registered Shares	1,981,542

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
Switzerland — 9.4% — (continued)
25,004	Lonza Group AG, Class Registered Shares*	$8,038,416
179,179	Nestlé SA, Class Registered Shares	15,034,999
224,085	Novartis AG, Class Registered Shares	18,598,516
1,101	Pargesa Holding SA	89,373
543	Partners Group Holding AG	426,019
57,690	Roche Holding AG	14,319,729
12,149	Schindler Holding AG	2,901,778
538	Schindler Holding AG, Class Registered Shares	124,487
988	SGS SA, Class Registered Shares	2,600,599
24,819	Sika AG	3,686,255
17,320	Sonova Holding AG, Class Registered Shares	3,284,403
232,205	STMicroelectronics NV	4,773,138
1,344	Straumann Holding AG, Class Registered Shares	1,072,809
869	Swatch Group AG (The)	370,476
1,531	Swatch Group AG (The), Class Registered Shares	123,968
4,984	Swiss Life Holding AG, Class Registered Shares*	1,804,274
2,049	Swiss Prime Site AG, Class Registered Shares*	188,846
9,336	Swiss Re AG	838,794
729	Swisscom AG, Class Registered Shares	325,394
42,957	Temenos AG, Class Registered Shares*	7,764,999
616,952	UBS Group AG, Class Registered Shares*	9,621,213
27,671	VAT Group AG*(c)	3,574,068
1,343	Vifor Pharma AG	247,304
7,842	Vontobel Holding AG, Class Registered Shares	560,079
26,982	Wizz Air Holdings PLC*(c)	1,109,979
16,927	Zurich Insurance Group AG	5,151,128

	Total Switzerland	158,310,271

Taiwan — 0.2%
96,550	MediaTek Inc.	790,560
3,798,470	Shin Kong Financial Holding Co., Ltd.*	1,504,692
194,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,629,212

	Total Taiwan	3,924,464

Thailand — 0.1%
1,102,700	CP ALL PCL	2,272,047

Turkey — 0.0%
503,530	Türkiye Garanti Bankasi AS	454,620

United Arab Emirates — 0.0%
2,809	NMC Health PLC	143,075

United Kingdom — 16.1%
27,325	3i Group PLC	318,027
5,416	Admiral Group PLC	146,171
176,511	Anglo American PLC	3,533,218
125,795	Ashmore Group PLC	580,775
13,933	Ashtead Group PLC	427,062
9,951	Associated British Foods PLC	295,442
249,523	AstraZeneca PLC	18,818,442
132,996	Auto Trader Group PLC(c)	774,795
1,300,076	Aviva PLC	8,186,463
128,919	B&M European Value Retail SA	689,810
7,352	Babcock International Group PLC	68,037
386,804	BAE Systems PLC	3,041,026
664,580	Balfour Beatty PLC	2,498,281
3,776,091	Barclays PLC	8,615,355

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
United Kingdom — 16.1% — (continued)
28,520	Barratt Developments PLC	$200,587
83,271	Beazley PLC	642,177
16,024	Bellway PLC	606,367
3,612	Berkeley Group Holdings PLC	170,714
2,734,630	BP PLC	19,463,280
238,917	British American Tobacco PLC	11,534,230
26,476	British Land Co. PLC (The), REIT	218,331
1,166,032	BT Group PLC, Class A Shares	3,286,956
232,229	Bunzl PLC	7,222,443
77,290	Burberry Group PLC	2,240,893
213,144	Cairn Energy PLC*	660,839
1,610,670	Centrica PLC	2,995,237
238,574	Cineworld Group PLC	960,526
69,112	Clinigen Group PLC	894,633
28,857	CNH Industrial NV	345,472
2,237,588	Cobham PLC*	3,610,895
6,140	Coca-Cola European Partners PLC	261,810
46,562	Compass Group PLC	1,001,244
43,519	Computacenter PLC	766,029
38,622	ConvaTec Group PLC(c)	106,918
83,580	Costain Group PLC	460,674
3,714	Croda International PLC	245,851
13,119	Dechra Pharmaceuticals PLC	531,109
283,339	Diageo PLC	9,904,140
38,730	Direct Line Insurance Group PLC	166,308
543,646	Domino’s Pizza Group PLC	2,052,380
75,605	DS Smith PLC	484,502
4,518	easyJet PLC	89,474
98,262	Electrocomponents PLC	945,360
230,147	Essentra PLC	1,329,578
27,606	Experian PLC	687,914
33,112	Fiat Chrysler Automobiles NV*	560,663
45,352	G4S PLC	146,831
549,578	GlaxoSmithKline PLC	11,115,353
21,491	Hammerson PLC, REIT	131,335
8,472	Hargreaves Lansdown PLC	241,952
338,604	Hays PLC	894,214
1,206,839	HSBC Holdings PLC	10,477,267
60,510	Hunting PLC*	654,584
60,176	IG Group Holdings PLC	705,575
27,970	Imperial Brands PLC	996,104
35,184	Informa PLC	348,099
5,175	InterContinental Hotels Group PLC	319,201
62,427	Intermediate Capital Group PLC	850,434
19,145	International Consolidated Airlines Group SA	172,244
34,400	Intertek Group PLC	2,290,891
99,994	ITV PLC	208,510
762,803	J Sainsbury PLC	3,208,627
189,948	JD Sports Fashion PLC	1,251,681
20,182	John Wood Group PLC	188,126
50,835	Johnson Matthey PLC	2,305,528
312,553	Just Group PLC	368,514
47,010	Keller Group PLC	634,650
60,862	Kingfisher PLC	215,929
21,526	Land Securities Group PLC, REIT	255,872
504,764	Legal & General Group PLC	1,666,419

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
United Kingdom — 16.1% — (continued)
8,463,895	Lloyds Banking Group PLC	$6,511,763
9,154	London Stock Exchange Group PLC	549,123
265,167	LondonMetric Property PLC, REIT	634,493
596,328	Marks & Spencer Group PLC	2,334,139
100,525	Meggitt PLC	701,883
632,728	Melrose Industries PLC	1,831,672
19,860	Merlin Entertainments PLC(c)	95,853
177,650	Micro Focus International PLC	3,005,584
11,493	Mondi PLC	319,954
147,797	National Express Group PLC	759,086
98,922	National Grid PLC	1,039,272
4,243	Next PLC	302,901
28,736	Nomad Foods Ltd.*	599,146
81,225	Northgate PLC	431,211
105,286	OneSavings Bank PLC	568,255
23,324	Pearson PLC	277,054
8,701	Persimmon PLC	274,739
686,185	Prudential PLC	15,455,193
115,193	Reckitt Benckiser Group PLC	9,803,213
88,095	Redrow PLC	625,351
29,145	RELX NV	645,859
31,497	RELX PLC	698,683
12,371	Rio Tinto Ltd.	649,799
34,987	Rio Tinto PLC	1,658,181
375,937	Rolls-Royce Holdings PLC*	4,903,429
147,769	Royal Bank of Scotland Group PLC	463,015
24,882	Royal Mail PLC	144,597
42,029	RPC Group PLC	389,546
28,856	RSA Insurance Group PLC	236,523
123,998	Safestore Holdings PLC, REIT	855,993
31,507	Sage Group PLC (The)	243,355
3,435	Schroders PLC	137,141
28,250	Segro PLC, REIT	241,216
6,857	Severn Trent PLC	178,044
31,205	Sky PLC	623,703
129,204	Smith & Nephew PLC	2,277,814
157,075	Smiths Group PLC	3,283,280
18,078	Spectris PLC	551,701
379,159	SSE PLC	6,161,114
17,240	St. James’s Place PLC	253,294
407,009	Standard Chartered PLC	3,312,790
75,521	Standard Life Aberdeen PLC	310,718
132,479	Stock Spirits Group PLC	331,870
146,920	Synthomer PLC	1,080,840
110,138	Tate & Lyle PLC	957,529
96,694	Taylor Wimpey PLC	209,827
97,846	TechnipFMC PLC	2,998,725
286,451	Tesco PLC	915,942
7,341	Travis Perkins PLC	109,616
44,932	Unilever NV, Dutch Certificate	2,585,282
83,987	Unilever PLC	4,781,475
70,865	UNITE Group PLC (The), REIT	814,970
19,308	United Utilities Group PLC	185,736
95,024	Vesuvius PLC	764,510
3,878,028	Vodafone Group PLC	8,262,649
83,823	Weir Group PLC (The)	2,038,951

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Shares/Units	Security	Value
United Kingdom — 16.1% — (continued)
96,945	Whitbread PLC	$5,781,558
63,039	WM Morrison Supermarkets PLC	215,254
38,472	WPP PLC	637,881

	Total United Kingdom	269,300,673

United States — 1.2%
1,368	Booking Holdings Inc.*	2,669,720
64,600	Carnival Corp.	3,972,254
79,084	Carnival PLC	4,753,381
9,580	EPAM Systems Inc.*	1,369,269
10,778	Maxar Technologies Ltd.(b)	334,102
405,000	Nexteer Automotive Group Ltd.	683,122
25,721	Philip Morris International Inc.	2,003,409
485,700	Samsonite International SA(c)	1,967,471
26,496	Shire PLC	1,546,390

	Total United States	19,299,118

	TOTAL COMMON STOCKS (Cost — $1,477,218,989)	1,615,071,810

PREFERRED STOCKS — 0.9%
Brazil — 0.1%
247,900	Telefonica Brasil SA, Class Preferred Shares	2,436,923

Germany — 0.8%
1,701	Bayerische Motoren Werke AG, Class Preferred Shares	142,606
1,952	FUCHS PETROLUB SE, Class Preferred Shares	114,361
5,348	Henkel AG & Co. KGaA, Class Preferred Shares	682,656
4,283	Porsche Automobil Holding SE, Class Preferred Shares	270,874
961	Sartorius AG, Class Preferred Shares	174,654
4,947	Schaeffler AG, Class Preferred Shares	67,139
69,832	Volkswagen AG, Class Preferred Shares	11,407,336

	Total Germany	12,859,626

	TOTAL PREFERRED STOCKS (Cost — $13,762,075)	15,296,549

CLOSED END MUTUAL FUND SECURITY — 0.1%
United States — 0.1%
22,928	Vanguard FTSE Developed Markets ETF, Common Class (Cost — $994,779)	988,655

	TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $1,491,975,843)	1,631,357,014

Face Amount†
SHORT-TERM INVESTMENTS (f) — 3.0%
MONEY MARKET FUND — 0.8%
$12,790,871	Invesco STIT — Government & Agency Portfolio, 1.820%, Institutional Class(g) (Cost — $12,790,871)	12,790,871

TIME DEPOSITS — 2.2%
3,648,198	ANZ National Bank — London, 1.280% due 9/4/18	3,648,198
5,538,748	Banco Santander SA — Frankfurt, 1.280% due 9/4/18	5,538,748

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Face Amount†		Security	Value
TIME DEPOSITS — 2.2% — (continued)
		BBH — Grand Cayman:
780,190	CHF	(1.420)% due 9/3/18	$805,067
356,415	SEK	(0.920)% due 9/3/18	38,975
220,335	DKK	(0.850)% due 9/3/18	34,311
1,361,296	JPY	(0.230)% due 9/3/18	12,255
99,039	NOK	0.150% due 9/3/18	11,811
11,764	GBP	0.370% due 9/3/18	15,250
14,042	SGD	0.550% due 9/3/18	10,231
1,169,059	HKD	0.570% due 9/3/18	148,948
3,473	NZD	0.800% due 9/3/18	2,298
158,478	AUD	0.900% due 9/3/18	113,922
27	ZAR	5.810% due 9/3/18	2
5,243	CAD	0.590% due 9/4/18	4,018
$682,976		BNP Paribas — Paris, 1.280% due 9/4/18	682,976
		Citibank — London:
834,827	EUR	(0.570)% due 9/3/18	969,109
1,026,967	GBP	0.370% due 9/3/18	1,331,309
23,764,199		Deutsche Bank AG — Grand Cayman, 1.280% due 9/4/18	23,764,199
111,297	SGD	HSBC Bank — Singapore, 0.550% due 9/3/18	81,096
57,255,658	JPY	Sumitomo — Tokyo, (0.230)% due 9/3/18	515,422

		TOTAL TIME DEPOSITS (Cost — $37,728,145)	37,728,145

		TOTAL SHORT-TERM INVESTMENTS (Cost — $50,519,016)	50,519,016

		TOTAL INVESTMENTS — 100.3% (Cost — $1,542,494,859)	1,681,876,030

		Liabilities in Excess of Other Assets — (0.3)%	(5,340,528)

		TOTAL NET ASSETS — 100.0%	$1,676,535,502

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(b)	All or a portion of this security is on loan (See Note 1).
(c)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2018 amounts to approximately $28,208,541 and represents 1.7% of net assets.

(d)	Security trades on the Hong Kong exchange.
(e)	Illiquid security.
(f)	Inclusive of all short-term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 2.2%.
(g)	Represents investment of collateral received from securities lending transactions.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2018, for International Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
International Equity Fund	$1,563,858,481	$253,656,792	$(135,648,987)	$118,007,805

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Fund

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CDI	— Clearing House Electronics System (CHESS) Depositary Interest
FDR	— Finish Depositary Receipt
GDR	— Global Depositary Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Financials	16.8%
Industrials	15.3
Consumer Discretionary	12.9
Information Technology	11.2
Health Care	10.4
Materials	7.8
Consumer Staples	7.5
Energy	6.4
Telecommunication Services	4.7
Utilities	2.1
Real Estate	1.9
Short-Term Investments	3.0

100.0%

^	As a percentage of total investments.

At August 31, 2018, International Equity Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro STOXX 50 September Futures	20	9/18	$793,046	$786,824	$(6,222)
FTSE 100 Index September Futures	4	9/18	393,565	384,964	(8,601)
SPI 200 Index September Futures	2	9/18	222,969	226,581	3,612
TOPIX Index September Futures	4	9/18	622,740	624,207	1,467

					$(9,744)

At August 31, 2018, International Equity Fund had deposited cash of $132,402 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

Currency Abbreviations used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
COMMON STOCKS — 92.8%
Argentina — 0.6%
87,830	Grupo Supervielle SA, ADR(a)	$600,757
172,043	YPF SA, ADR*	2,603,011

	Total Argentina	3,203,768

Australia — 0.0%
100,000	MMG Ltd.*	49,942

Brazil — 5.1%
144,760	Ambev SA	670,268
407,471	Ambev SA, ADR	1,894,740
11,300	Atacadao Distribuicao Comercio e Industria Ltd.	40,358
63,852	B3 SA — Brasil Bolsa Balcao	341,289
30,793	Banco Bradesco SA	189,927
602,656	Banco do Brasil SA	4,455,785
12,695	Banco Santander Brasil SA	107,894
354,470	BB Seguridade Participações SA	2,131,470
28,855	BR Malls Participações SA*	64,853
15,157	BRF SA*	74,945
578,084	CCR SA	1,329,092
8,618	Centrais Eletricas Brasileiras SA*	33,489
155,885	Cia de Saneamento Basico do Estado de Sao Paulo	934,292
15,800	Cia Siderurgica Nacional SA*	34,075
556,506	Cielo SA	2,064,120
6,362	Cosan SA	54,383
13,938	EDP — Energias do Brasil SA	45,911
20,394	Embraer SA	98,185
6,269	Engie Brasil Energia SA	56,822
5,810	Equatorial Energia SA	81,347
7,838	Fibria Celulose SA	152,444
373,750	Fleury SA	2,359,405
10,696	Hypera SA	71,988
598,300	International Meal Co. Alimentacao SA	1,102,221
33,086	JBS SA	76,394
21,853	Klabin SA	114,603
43,404	Kroton Educacional SA	108,960
15,468	Localiza Rent a Car SA	81,803
22,124	Lojas Renner SA	153,685
3,542	M Dias Branco SA	36,811
2,363	Magazine Luiza SA	75,601
962,300	Movida Participacoes SA	1,422,968
9,984	Multiplan Empreendimentos Imobiliarios SA	45,688
6,511	Natura Cosméticos SA	46,380
6,700	Odontoprev SA	21,559
276,854	Petrobras Distribuidora SA	1,345,133
89,885	Petroleo Brasileiro SA	487,500
2,900	Porto Seguro SA	39,093
7,734	Raia Drogasil SA	146,279
37,238	Rumo SA*	130,161
80,450	Smiles Fidelidade SA	1,025,806
6,278	Sul America SA	35,422
13,415	Suzano Papel e Celulose SA	155,895
26,912	TIM Participações SA	81,243
11,499	Ultrapar Participações SA	116,287
97,312	Vale SA	1,281,685
26,520	WEG SA	124,682

	Total Brazil	25,542,941

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Chile — 0.3%
65,824	Aguas Andinas SA, Class A Shares	$35,440
894,926	Banco de Chile	128,602
1,589	Banco de Credito e Inversiones SA	101,640
2,157,547	Banco Santander Chile	164,089
40,976	Cencosud SA	96,545
5,277	Cia Cervecerias Unidas SA	69,519
199,393	Colbun SA	42,124
3,852	Empresa Nacional de Telecomunicaciones SA	31,646
38,669	Empresas CMPC SA	150,960
12,701	Empresas COPEC SA	193,396
817,590	Enel Americas SA	121,279
896,436	Enel Chile SA	87,589
3,934,534	Itau CorpBanca	37,231
10,517	Latam Airlines Group SA	98,624
23,279	SACI Falabella	183,602

	Total Chile	1,542,286

China — 25.1%
44,000	3SBio Inc.(b)	84,036
838	51job Inc., ADR*	64,786
2,764	58.com Inc., ADR*	210,285
150,263	AAC Technologies Holdings Inc.	1,662,104
44,000	Agile Group Holdings Ltd.	71,739
65,000	Agricultural Bank of China Ltd., Class A Shares	34,475
883,000	Agricultural Bank of China Ltd., Class H Shares(c)	426,976
60,000	Air China Ltd., Class H Shares(c)	56,339
101,788	Alibaba Group Holding Ltd., ADR*	17,813,918
1,171,000	A-Living Services Co., Ltd., (Restricted, cost — $1,825,905, acquired 4/16/18), Class H Shares*(b)(c)(d)	2,018,275
120,000	Aluminum Corp. of China Ltd., Class H Shares*(c)	50,370
32,000	Angang Steel Co., Ltd., Class H Shares(c)	31,532
3,000	Anhui Conch Cement Co., Ltd., Class A Shares*	16,278
405,337	Anhui Conch Cement Co., Ltd., Class H Shares(c)	2,464,009
32,000	ANTA Sports Products Ltd.	174,445
1,812	Autohome Inc., ADR	149,689
89,000	AviChina Industry & Technology Co., Ltd., Class H Shares(c)	51,634
50,500	BAIC Motor Corp., Ltd., Class H Shares(b)(c)	42,483
19,874	Baidu Inc., ADR*	4,501,064
19,200	Bank of Beijing Co., Ltd., Class A Shares*	16,358
31,230	Bank of China Ltd., Class A Shares*	16,201
2,461,000	Bank of China Ltd., Class H Shares(c)	1,105,672
39,800	Bank of Communications Co., Ltd., Class A Shares	32,681
241,000	Bank of Communications Co., Ltd., Class H Shares(c)	173,942
6,800	Bank of Ningbo Co., Ltd., Class A Shares*	16,674
9,800	Bank of Shanghai Co., Ltd., Class A Shares*	16,770
13,484	Baoshan Iron & Steel Co., Ltd., Class A Shares*	15,527
38,327	Baozun Inc., ADR*(a)	2,046,279
67,000	BBMG Corp., Class H Shares(c)	24,949
1,507,500	Beijing Capital International Airport Co., Ltd., Class H Shares(c)	1,608,302
25,400	BOE Technology Group Co., Ltd., Class A Shares*	12,657
2,000	BYD Co., Ltd., Class A Shares*	12,994
18,500	BYD Co., Ltd., Class H Shares(a)(c)	110,068
19,500	BYD Electronic International Co., Ltd.	20,529
22,000	CAR Inc.*	17,679
311,000	CGN Power Co., Ltd., Class H Shares(b)(c)	73,652
255,000	China Cinda Asset Management Co., Ltd., Class H Shares(c)	66,015
276,000	China CITIC Bank Corp., Ltd., Class H Shares(c)	172,091

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
China — 25.1% — (continued)
59,000	China Coal Energy Co., Ltd., Class H Shares(c)	$25,124
152,000	China Communications Construction Co., Ltd., Class H Shares(c)	151,106
82,000	China Communications Services Corp., Ltd., Class H Shares(c)	67,857
51,500	China Conch Venture Holdings Ltd.	177,268
12,263,380	China Construction Bank Corp., Class H Shares(c)	10,844,518
40,000	China Eastern Airlines Corp., Ltd., Class H Shares(c)	25,643
30,812	China Everbright Bank Co., Ltd., Class A Shares*	16,795
79,000	China Everbright Bank Co., Ltd., Class H Shares(c)	33,036
82,000	China Evergrande Group*(a)	294,675
91,000	China Galaxy Securities Co., Ltd., Class H Shares(c)	44,576
286,000	China Huarong Asset Management Co., Ltd., Class H Shares(b)(c)	59,454
102,000	China Huishan Dairy Holdings Co., Ltd.*#(e)	1,949
32,000	China International Capital Corp., Ltd., Class H Shares(b)(c)	58,610
12,300	China International Marine Containers Group Co., Ltd., Class H Shares(c)	13,097
1,836	China International Travel Service Corp., Ltd., Class A Shares*	17,000
230,000	China Life Insurance Co., Ltd., Class H Shares(c)	519,251
7,600	China Literature Ltd.*(b)	53,513
98,000	China Longyuan Power Group Corp., Ltd., Class H Shares(c)	82,663
3,566,000	China Maple Leaf Educational Systems Ltd.	1,951,363
725,000	China Medical System Holdings Ltd.	1,201,782
9,300	China Merchants Bank Co., Ltd., Class A Shares	38,436
116,500	China Merchants Bank Co., Ltd., Class H Shares(c)	445,947
6,420	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A Shares*	16,887
37,320	China Minsheng Banking Corp., Ltd., Class A Shares	32,552
184,200	China Minsheng Banking Corp., Ltd., Class H Shares(c)	131,999
108,000	China Molybdenum Co., Ltd., Class H Shares(c)	44,390
114,000	China National Building Material Co., Ltd., Class H Shares(c)	106,832
18,900	China National Nuclear Power Co., Ltd., Class A Shares*	16,157
66,000	China Oilfield Services Ltd., Class H Shares(c)	58,543
3,300	China Pacific Insurance Group Co., Ltd., Class A Shares*	15,798
87,400	China Pacific Insurance Group Co., Ltd., Class H Shares(c)	325,184
16,700	China Petroleum & Chemical Corp., Class A Shares*	16,693
782,000	China Petroleum & Chemical Corp., Class H Shares(c)	786,290
10,299	China Railway Construction Corp., Ltd., Class A Shares*	15,953
50,000	China Railway Construction Corp., Ltd., Class H Shares(c)	60,523
102,000	China Railway Group Ltd., Class H Shares(c)	88,013
42,000	China Railway Signal & Communication Corp., Ltd., Class H Shares(b)(c)	29,722
268,000	China Reinsurance Group Corp., Class H Shares(c)	52,945
54,000	China Resources Pharmaceutical Group Ltd.(b)	86,434
6,299	China Shenhua Energy Co., Ltd., Class A Shares*	17,020
703,000	China Shenhua Energy Co., Ltd., Class H Shares(c)	1,565,219
68,000	China Southern Airlines Co., Ltd., Class H Shares(c)	45,048
16,940	China State Construction Engineering Corp., Ltd., Class A Shares	13,365
424,000	China Telecom Corp., Ltd., Class H Shares(c)	199,753
1,068,000	China Tower Corp. Ltd., Class H Shares*(b)(c)	164,647
19,200	China United Network Communications Ltd., Class A Shares*	15,740
3,900	China Vanke Co., Ltd., Class A Shares	13,702
39,500	China Vanke Co., Ltd., Class H Shares(c)	137,187
14,500	China Yangtze Power Co., Ltd., Class A Shares	33,518
2,614,600	China ZhengTong Auto Services Holdings Ltd.	1,605,004
44,800	China Zhongwang Holdings Ltd.	21,028
20,700	Chongqing Changan Automobile Co., Ltd., Class B Shares	18,112
83,000	Chongqing Rural Commercial Bank Co., Ltd., Class H Shares(c)	44,784
98,000	CIFI Holdings Group Co., Ltd.	56,690
12,700	CITIC Securities Co., Ltd., Class A Shares	29,648
70,500	CITIC Securities Co., Ltd., Class H Shares(c)	126,627

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
China — 25.1% — (continued)
1,589,442	CNOOC Ltd.	$2,817,389
108,000	COSCO SHIPPING Development Co., Ltd., Class H Shares*(c)	15,666
36,000	COSCO SHIPPING Energy Transportation Co., Ltd., Class H Shares(c)	15,750
69,000	COSCO SHIPPING Holdings Co., Ltd., Class H Shares*(c)	28,779
231,000	Country Garden Holdings Co., Ltd.	343,012
13,399	CRRC Corp., Ltd., Class A Shares*	16,036
129,000	CRRC Corp., Ltd., Class H Shares(c)	106,926
148,000	CSPC Pharmaceutical Group Ltd.	374,219
12,401	Ctrip.com International Ltd., ADR*	485,499
59,000	Dali Foods Group Co., Ltd.(b)	42,882
12,199	Daqin Railway Co., Ltd., Class A Shares*	15,385
88,000	Datang International Power Generation Co., Ltd., Class H Shares(c)	22,553
86,000	Dongfeng Motor Group Co., Ltd., Class H Shares(c)	96,155
151,000	ENN Energy Holdings Ltd.	1,376,242
6,001	Fang Holdings Ltd., ADR*	18,423
1,817,861	Focus Media Information Technology Co., Ltd., Class A Shares	2,281,097
1,600	Foshan Haitian Flavouring & Food Co., Ltd., Class A Shares*	16,016
84,500	Fosun International Ltd.	153,056
2,208,300	Fu Shou Yuan International Group Ltd.	1,980,023
56,000	Future Land Development Holdings Ltd.*	43,197
17,600	Fuyao Glass Industry Group Co., Ltd., Class H Shares(b)(c)	64,958
1,684	GDS Holdings Ltd., ADR*(a)	64,278
156,000	Geely Automobile Holdings Ltd.	332,222
26,000	Genscript Biotech Corp.*	56,089
8,200	GF Securities Co., Ltd., Class A Shares*	16,165
34,400	GF Securities Co., Ltd., Class H Shares(c)	43,210
313,000	GOME Retail Holdings Ltd.*(a)	30,329
93,000	Great Wall Motor Co., Ltd., Class H Shares(c)	57,280
2,799	Gree Electric Appliances Inc of Zhuhai, Class A Shares*	15,932
21,500	Greentown China Holdings Ltd.	21,606
84,000	Guangzhou Automobile Group Co., Ltd., Class H Shares(c)	91,305
34,000	Guangzhou R&F Properties Co., Ltd., Class H Shares(c)	68,727
7,400	Guotai Junan Securities Co., Ltd., Class A Shares*	15,810
17,200	Guotai Junan Securities Co., Ltd., Class H Shares(b)(c)	35,510
24,000	Haitian International Holdings Ltd.	48,220
88,000	Haitong Securities Co., Ltd., Class H Shares(c)	77,893
6,100	Hangzhou Hikvision Digital Technology Co., Ltd., Class A Shares	28,025
127,992	Han’s Laser Technology Industry Group Co., Ltd., Class A Shares	816,850
171,500	Hengan International Group Co., Ltd.	1,542,283
996,000	HengTen Networks Group Ltd.*	41,917
46,000	Huadian Power International Corp., Ltd., Class H Shares(c)	17,123
136,000	Huaneng Power International Inc., Class H Shares(c)	87,263
140,000	Huaneng Renewables Corp., Ltd., Class H Shares(c)	44,835
7,200	Huatai Securities Co., Ltd., Class A Shares*	16,161
58,200	Huatai Securities Co., Ltd., Class H Shares*(b)(c)	87,330
14,900	Huaxia Bank Co., Ltd., Class A Shares*	16,875
87,418	Huazhu Group Ltd., ADR	3,008,928
45,000	Industrial & Commercial Bank of China Ltd., Class A Shares	35,767
2,086,000	Industrial & Commercial Bank of China Ltd., Class H Shares(c)	1,534,198
15,200	Industrial Bank Co., Ltd., Class A Shares	33,489
4,200	Inner Mongolia Yili Industrial Group Co., Ltd., Class A Shares*	14,853
40,100	Inner Mongolia Yitai Coal Co., Ltd., Class B Shares	48,235
22,485	JD.com Inc., ADR*	703,780
30,000	Jiangsu Expressway Co., Ltd., Class H Shares(c)	37,938
1,700	Jiangsu Hengrui Medicine Co., Ltd., Class A Shares	16,433
800	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A Shares	13,478

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
China — 25.1% — (continued)
32,000	Jiangxi Copper Co., Ltd., Class H Shares(c)	$37,942
92,000	Kaisa Group Holdings Ltd.	34,280
5,400	Kangmei Pharmaceutical Co., Ltd., Class A Shares*	16,437
62,000	Kingdee International Software Group Co., Ltd.	70,797
27,000	Kingsoft Corp., Ltd.	49,104
27,464	Kweichow Moutai Co., Ltd., Class A Shares	2,644,899
39,000	KWG Group Holdings Ltd.	41,764
9,600	Legend Holdings Corp., Class H Shares(b)(c)	29,738
202,000	Lenovo Group Ltd.	131,918
42,000	Logan Property Holdings Co., Ltd.	52,329
44,000	Longfor Group Holdings Ltd.	122,009
46,500	Luye Pharma Group Ltd.(b)	43,798
51,500	Meitu Inc.*(b)	27,909
82,000	Metallurgical Corp. of China Ltd., Class H Shares(c)	22,480
4,700	Midea Group Co., Ltd., Class A Shares	28,530
3,564	Momo Inc., ADR*	164,978
19,058	NetEase Inc., ADR	3,767,957
2,400	New China Life Insurance Co., Ltd., Class A Shares*	16,081
25,700	New China Life Insurance Co., Ltd., Class H Shares(c)	116,615
4,321	New Oriental Education & Technology Group Inc., ADR	339,631
897	Noah Holdings Ltd., ADR*	42,195
266,000	People’s Insurance Co. Group of China Ltd., Class H Shares(c)	115,041
656,000	PetroChina Co., Ltd., Class H Shares(c)	485,708
204,000	PICC Property & Casualty Co., Ltd., Class H Shares(c)	229,444
11,700	Ping An Bank Co., Ltd., Class A Shares*	17,320
5,700	Ping An Insurance Group Co. of China Ltd., Class A Shares	52,444
957,500	Ping An Insurance Group Co. of China Ltd., Class H Shares(c)	9,235,457
9,700	Poly Real Estate Group Co., Ltd., Class A Shares*	17,407
80,000	Postal Savings Bank of China Co., Ltd., Class H Shares(b)(c)	47,139
7,300	Qingdao Haier Co., Ltd., Class A Shares*	15,884
7,100	SAIC Motor Corp., Ltd., Class A Shares	30,198
90,200	Semiconductor Manufacturing International Corp.*(a)	105,866
48,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H Shares(c)	45,475
72,000	Shanghai Electric Group Co., Ltd., Class H Shares(c)	22,571
17,000	Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H Shares(c)	68,723
23,100	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., Class B Shares	31,161
29,000	Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares(c)	76,189
22,400	Shanghai Pudong Development Bank Co., Ltd., Class A Shares	33,807
23,261	Shenwan Hongyuan Group Co., Ltd., Class A Shares*	15,161
108,600	Shenzhou International Group Holdings Ltd.	1,426,618
104,000	Shui On Land Ltd.	24,806
96,000	Sihuan Pharmaceutical Holdings Group Ltd.	21,301
34,000	Silergy Corp.	670,615
1,871	SINA Corp.*	132,766
106,000	Sino-Ocean Group Holding Ltd.	53,931
37,500	Sinopec Engineering Group Co., Ltd., Class H Shares(c)	39,109
88,000	Sinopec Shanghai Petrochemical Co., Ltd., Class H Shares(c)	51,508
42,800	Sinopharm Group Co., Ltd., Class H Shares(c)	212,810
58,000	Sinotrans Ltd., Class H Shares(c)	24,340
20,000	Sinotruk Hong Kong Ltd.(a)	29,906
52,500	SOHO China Ltd.	21,088
74,000	Sunac China Holdings Ltd.	242,698
9,100	Suning.com Co., Ltd.*	16,463
172,200	Sunny Optical Technology Group Co., Ltd.	2,191,762
10,268	TAL Education Group, ADR*	303,933
430,831	Tencent Holdings Ltd.	18,698,770

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
China — 25.1% — (continued)
60,000	Tingyi Cayman Islands Holding Corp.	$107,164
16,000	Tong Ren Tang Technologies Co., Ltd., Class H Shares(c)	23,215
30,000	TravelSky Technology Ltd., Class H Shares(c)	76,893
14,000	Tsingtao Brewery Co., Ltd., Class H Shares(c)	66,573
37,000	Uni-President China Holdings Ltd.	36,458
12,308	Vipshop Holdings Ltd., ADR*	85,910
169,000	Want Want China Holdings Ltd.	137,834
1,518	Weibo Corp., ADR*	116,491
1,983,200	Weichai Power Co., Ltd., Class H Shares(c)	2,107,601
1,400	Wuliangye Yibin Co., Ltd., Class A Shares	12,660
15,000	Wuxi Biologics Cayman Inc.*(b)	147,923
17,800	Xinjiang Goldwind Science & Technology Co., Ltd., Class H Shares(c)	19,073
86,000	Xinyi Solar Holdings Ltd.	25,650
58,000	Yanzhou Coal Mining Co., Ltd., Class H Shares(c)	67,148
608,000	Yihai International Holding Ltd.	1,558,624
11,347	Yum China Holdings Inc.	438,902
1,400	Yunnan Baiyao Group Co., Ltd., Class A Shares	16,285
48,000	Yuzhou Properties Co., Ltd.	25,542
1,387	YY Inc., ADR*	106,008
30,000	Zhaojin Mining Industry Co., Ltd., Class H Shares(c)	23,381
36,000	Zhejiang Expressway Co., Ltd., Class H Shares(c)	28,596
4,700	ZhongAn Online P&C Insurance Co., Ltd., Class H Shares*(b)(c)	20,172
16,500	Zhongsheng Group Holdings Ltd.	36,159
17,900	Zhuzhou CRRC Times Electric Co., Ltd., Class H Shares(c)	96,599
200,000	Zijin Mining Group Co., Ltd., Class H Shares(c)	74,740
19,000	ZTE Corp., Class H Shares(c)	36,978

	Total China	125,134,136

Colombia — 0.1%
7,110	Bancolombia SA	76,424
11,531	Cementos Argos SA	34,085
150,786	Ecopetrol SA	168,995
7,386	Grupo Argos SA	46,231
7,004	Grupo de Inversiones Suramericana SA	82,629
14,928	Interconexion Electrica SA ESP	66,140

	Total Colombia	474,504

Czech Republic — 0.1%
5,543	CEZ AS	140,506
2,391	Komercní Banka AS	99,550
16,196	Moneta Money Bank AS(b)	56,662
3,389	O2 Czech Republic AS	40,047

	Total Czech Republic	336,765

Egypt — 0.8%
647,346	Commercial International Bank Egypt SAE, Class Registered Shares, GDR	3,061,883
31,150	Commercial International Bank Egypt SAE	153,751
956,000	Juhayna Food Industries	648,929

	Total Egypt	3,864,563

Georgia — 0.5%
71,700	Bank of Georgia Group PLC	1,537,171
61,700	Georgia Capital PLC*	821,544

	Total Georgia	2,358,715

Germany — 0.2%
21,500	Delivery Hero SE, (Restricted, cost — $999,279, acquired 2/22/18)*(b)(d)	1,184,939

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Greece — 0.1%
42,552	Alpha Bank AE*	$78,135
68,186	Eurobank Ergasias SA*	58,200
1,594	FF Group*(e)	7,994
7,783	Hellenic Telecommunications Organization SA	99,286
3,706	JUMBO SA	55,424
13,869	National Bank of Greece SA*(e)	39,413
7,278	OPAP SA	78,212
8,367	Piraeus Bank SA	23,321
1,168	Titan Cement Co. SA	26,845

	Total Greece	466,830

Hong Kong — 4.0%
106,000	Alibaba Health Information Technology Ltd.*	107,073
540,000	Alibaba Pictures Group Ltd.*	65,434
100,900	ASM Pacific Technology Ltd.	1,065,030
16,500	Beijing Enterprises Holdings Ltd.	79,208
4,200,500	Beijing Enterprises Water Group Ltd.	2,291,672
96,000	Brilliance China Automotive Holdings Ltd.	152,334
60,000	China Agri-Industries Holdings Ltd.	23,873
78,000	China Everbright International Ltd.	65,750
24,000	China Everbright Ltd.	42,092
120,000	China First Capital Group Ltd.*	64,213
55,600	China Gas Holdings Ltd.	176,863
152,000	China Jinmao Holdings Group Ltd.	71,748
84,000	China Mengniu Dairy Co., Ltd.	242,870
41,538	China Merchants Port Holdings Co., Ltd.	84,879
191,000	China Mobile Ltd.	1,797,015
126,537	China Mobile Ltd., ADR	6,072,511
122,000	China Overseas Land & Investment Ltd.	386,725
127,000	China Power International Development Ltd.	27,688
46,000	China Resources Beer Holdings Co., Ltd.	196,001
76,000	China Resources Cement Holdings Ltd.	88,932
28,000	China Resources Gas Group Ltd.	127,613
88,000	China Resources Land Ltd.	307,054
60,000	China Resources Power Holdings Co., Ltd.	108,203
60,000	China State Construction International Holdings Ltd.	62,518
53,400	China Taiping Insurance Holdings Co., Ltd.	169,653
78,000	China Traditional Chinese Medicine Holdings Co., Ltd.	56,903
58,000	China Travel International Investment Hong Kong Ltd.	18,854
190,000	China Unicom Hong Kong Ltd.	221,347
616,000	Chong Sing Holdings FinTech Gr*	43,997
171,000	CITIC Ltd.	243,316
66,000	COSCO SHIPPING Ports Ltd.	69,926
70,000	Far East Horizon Ltd.	66,284
167,500	Fullshare Holdings Ltd.*(a)	67,037
500,400	Galaxy Entertainment Group Ltd.	3,696,411
497,000	GCL-Poly Energy Holdings Ltd.*	33,520
86,000	Guangdong Investment Ltd.	152,631
38,000	Haier Electronics Group Co., Ltd.	98,894
32,000	Jiayuan International Group Ltd.	63,959
24,500	Kingboard Holdings Ltd.	87,227
31,000	Kingboard Laminates Holdings Ltd.	29,296
106,000	Kunlun Energy Co., Ltd.	110,696
45,000	Lee & Man Paper Manufacturing Ltd.	43,155
54,000	Nine Dragons Paper Holdings Ltd.	61,313
13,000	Shanghai Industrial Holdings Ltd.	30,999

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Hong Kong — 4.0% — (continued)
26,500	Shenzhen International Holdings Ltd.	$49,764
92,000	Shenzhen Investment Ltd.	30,149
38,500	Shimao Property Holdings Ltd.	114,547
213,500	Sino Biopharmaceutical Ltd.	270,703
52,000	Skyworth Digital Holdings Ltd.	16,840
50,000	SSY Group Ltd.	46,537
76,500	Sun Art Retail Group Ltd.	88,157
50,000	Towngas China Co., Ltd.*	46,026
196,000	Yuexiu Property Co., Ltd.	35,503

	Total Hong Kong	19,770,943

Hungary — 0.7%
11,409	MOL Hungarian Oil & Gas PLC	116,402
85,264	OTP Bank Nyrt	3,140,537
4,028	Richter Gedeon Nyrt	79,182

	Total Hungary	3,336,121

India — 8.7%
15,996	Adani Ports & Special Economic Zone Ltd.	86,282
18,748	Ambuja Cements Ltd.	64,089
38,179	Ashok Leyland Ltd.	69,701
9,090	Asian Paints Ltd.	175,782
7,984	Aurobindo Pharma Ltd.	80,159
3,592	Avenue Supermarts Ltd.*(b)	81,201
437,001	Axis Bank Ltd.*	3,997,706
34,436	Bajaj Auto Ltd.	1,336,256
5,433	Bajaj Finance Ltd.	218,678
1,172	Bajaj Finserv Ltd.	111,549
6,684	Bharat Forge Ltd.	63,956
22,236	Bharat Heavy Electricals Ltd.	25,283
24,342	Bharat Petroleum Corp., Ltd.	123,862
44,185	Bharti Airtel Ltd.	238,566
14,409	Bharti Infratel Ltd.	57,985
224	Bosch Ltd.	69,296
823	Britannia Industries Ltd.	78,197
5,174	Cadila Healthcare Ltd.	29,451
102,680	Cholamandalam Investment and Finance Co., Ltd.	2,132,664
10,212	Cipla Ltd.	95,117
22,484	Coal India Ltd.	90,422
4,876	Container Corp. Of India Ltd.	44,672
17,075	Dabur India Ltd.	115,046
3,889	Dr Reddy’s Laboratories Ltd.	136,610
418	Eicher Motors Ltd.	164,588
22,772	GAIL India Ltd.	119,114
3,495	Glenmark Pharmaceuticals Ltd.	32,796
7,340	Godrej Consumer Products Ltd.	150,277
10,126	Grasim Industries Ltd.	152,844
8,851	Havells India Ltd.	90,456
113,265	HCL Technologies Ltd.	1,666,868
113,500	HDFC Bank Ltd.	3,298,641
38,170	HDFC Bank Ltd., ADR	3,865,476
47,150	Hero MotoCorp Ltd.	2,164,225
32,091	Hindalco Industries Ltd.	107,644
17,031	Hindustan Petroleum Corp., Ltd.	60,842
20,726	Hindustan Unilever Ltd.	518,547
49,170	Housing Development Finance Corp., Ltd.	1,344,635

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
India — 8.7% — (continued)
72,879	ICICI Bank Ltd.	$350,841
59,355	Idea Cellular Ltd.*	41,158
8,567	Indiabulls Housing Finance Ltd.,	152,098
43,545	Indian Oil Corp., Ltd.	95,470
54,509	Infosys Ltd.	1,104,610
67,700	Infosys Ltd., ADR	1,406,129
106,692	ITC Ltd.	480,521
25,934	JSW Steel Ltd.	145,235
14,026	Larsen & Toubro Ltd.	270,715
10,062	LIC Housing Finance Ltd.	73,739
7,972	Lupin Ltd.	104,615
10,185	Mahindra & Mahindra Financial Services Ltd.	70,200
23,642	Mahindra & Mahindra Ltd.	321,550
11,385	Marico Ltd.	59,408
3,248	Maruti Suzuki India Ltd.	416,371
18,681	Motherson Sumi Systems Ltd.	80,030
83,302	Motilal Oswal Financial Services Ltd.	980,174
734	Nestle India Ltd.	119,658
56,971	NTPC Ltd.	137,592
40,163	Oil & Natural Gas Corp., Ltd.	101,800
169	Page Industries Ltd.*	82,837
17,509	Petronet LNG Ltd.	61,085
172,000	Phoenix Mills Ltd.	1,545,319
3,761	Pidilite Industries Ltd.*	61,877
2,512	Piramal Enterprises Ltd.	113,585
45,025	Power Grid Corp. of India Ltd.	127,601
76,900	Quess Corp., Ltd., (Restricted, cost — $1,243,328, acquired 2/1/18)*(b)(d)	1,055,608
88,505	Reliance Industries Ltd.	1,544,966
24,982	Rural Electrification Corp., Ltd.	42,175
299	Shree Cement Ltd.	80,218
4,900	Shriram Transport Finance Co., Ltd.	92,549
1,788	Siemens Ltd.	25,692
55,042	State Bank of India*	240,765
28,501	Sun Pharmaceutical Industries Ltd.	261,754
179,632	Tata Consultancy Services Ltd.	5,258,742
48,552	Tata Motors Ltd.*	182,040
28,154	Tata Power Co., Ltd.	30,315
10,143	Tata Steel Ltd.	85,865
14,194	Tech Mahindra Ltd.	153,225
127,566	Titan Co., Ltd.	1,605,084
3,162	UltraTech Cement Ltd.	198,836
10,646	United Spirits Ltd*	94,851
12,511	UPL Ltd.	125,726
42,900	Vedanta Ltd.	137,976
37,509	Wipro Ltd.	158,510
51,506	Yes Bank Ltd.	248,961
14,516	Zee Entertainment Enterprises Ltd.	102,225

	Total India	43,489,784

Indonesia — 2.9%
482,500	Adaro Energy Tbk PT	61,129
800	AKR Corporindo Tbk PT	196
3,793,600	Astra International Tbk PT	1,867,803
306,800	Bank Central Asia Tbk PT	516,656
84,900	Bank Danamon Indonesia Tbk PT	39,197
6,751,824	Bank Mandiri Persero Tbk PT	3,167,633

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Indonesia — 2.9% — (continued)
241,100	Bank Negara Indonesia Persero Tbk PT	$127,909
12,043,600	Bank Rakyat Indonesia Persero Tbk PT	2,611,115
7,120,000	Bank Tabungan Pensiunan Nasional Syariah Tbk PT*	787,944
192,800	Bumi Serpong Damai Tbk PT*	15,714
269,500	Charoen Pokphand Indonesia Tbk PT	91,054
14,300	Gudang Garam Tbk PT	70,884
313,800	Hanjaya Mandala Sampoerna Tbk PT	81,495
92,900	Indah Kiat Pulp & Paper Corp. Tbk PT	120,481
72,000	Indocement Tunggal Prakarsa Tbk PT	86,669
58,600	Indofood CBP Sukses Makmur Tbk PT	34,292
146,800	Indofood Sukses Makmur Tbk PT	63,482
54,967	Jasa Marga Persero Tbk PT	16,908
715,400	Kalbe Farma Tbk PT	65,332
898,000	Link Net Tbk PT	262,096
69,778	Matahari Department Store Tbk PT	35,544
615,200	Pakuwon Jati Tbk PT	21,522
275,400	Perusahaan Gas Negara Persero Tbk	40,045
1,751,800	Semen Indonesia Persero Tbk PT	1,124,895
254,800	Surya Citra Media Tbk PT	36,342
1,570,287	Telekomunikasi Indonesia Persero Tbk PT	372,195
96,950	Telekomunikasi Indonesia Persero Tbk PT, ADR	2,294,807
60,800	Tower Bersama Infrastructure Tbk PT	22,913
42,300	Unilever Indonesia Tbk PT	125,865
59,700	United Tractors Tbk PT	139,424
119,000	Waskita Karya Persero Tbk PT	15,324

	Total Indonesia	14,316,865

Kenya — 0.3%
4,499,000	Safaricom PLC	1,296,033

Luxembourg — 0.0%
4,473	Reinet Investments SCA	86,721

Malaysia — 1.5%
46,100	AirAsia Group Bhd	38,111
25,600	Alliance Bank Malaysia Bhd	25,702
46,100	AMMB Holdings Bhd	45,992
38,800	Astro Malaysia Holdings Bhd	16,437
94,700	Axiata Group Bhd	108,470
117,653	British American Tobacco Malaysia Bhd	969,439
144,107	CIMB Group Holdings Bhd	210,273
118,300	Dialog Group Bhd	100,190
88,600	DiGi.Com Bhd	101,557
32,100	FGV Holdings Bhd	11,796
52,500	Gamuda Bhd	46,455
70,400	Genting Bhd	147,621
101,600	Genting Malaysia Bhd	129,101
5,900	Genting Plantations Bhd	13,529
20,100	HAP Seng Consolidated Bhd	48,079
47,100	Hartalega Holdings Bhd	81,394
21,000	Hong Leong Bank Bhd	105,066
10,600	Hong Leong Financial Group Bhd	50,593
77,100	IHH Healthcare Bhd	104,693
121,100	IJM Corp. Bhd	55,108
56,900	IOI Corp. Bhd	62,276
48,750	IOI Properties Group Bhd*	20,742
13,100	Kuala Lumpur Kepong Bhd	78,484

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Malaysia — 1.5% — (continued)
116,909	Malayan Banking Bhd	$283,359
1,194,400	Malaysia Airports Holdings Bhd	2,717,331
66,200	Maxis Bhd	93,118
36,500	MISC Bhd	52,669
1,700	Nestle Malaysia Bhd	60,748
78,600	Petronas Chemicals Group Bhd	180,942
10,700	Petronas Dagangan Bhd	70,596
20,700	Petronas Gas Bhd	94,203
20,400	PPB Group Bhd	83,336
37,500	Press Metal Aluminium Holdings Bhd	45,447
90,900	Public Bank Bhd	555,401
36,700	RHB Bank Bhd	48,229
77,200	Sime Darby Bhd	47,904
77,200	Sime Darby Plantation Bhd	100,698
149,000	Sime Darby Property Bhd	45,688
59,600	SP Setia Bhd Group	38,144
28,900	Telekom Malaysia Bhd	23,280
94,700	Tenaga Nasional Bhd	360,942
11,800	UMW Holdings Bhd	17,057
25,800	Westports Holdings Bhd	23,335
170,850	YTL Corp. Bhd	55,299

	Total Malaysia	7,568,834

Mexico — 3.1%
100,741	Alfa SAB de CV, Class A Shares	132,767
203,009	América Móvil SAB de CV, Class L Shares, ADR	3,404,461
1,050,563	América Móvil SAB de CV, Series L	883,972
16,041	Arca Continental SAB de CV	99,235
1,623	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, ADR	12,741
60,579	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B Shares	96,014
448,462	Cemex SAB de CV, Class Preferred Shares*	317,940
14,105	Coca-Cola Femsa SAB de CV, Series L	84,917
7,753	El Puerto de Liverpool SAB de CV, Class C1 Shares	54,738
94,483	Fibra Uno Administracion SA de CV, REIT	123,679
60,098	Fomento Economico Mexicano SAB de CV	575,853
7,456	Gruma SAB de CV, Class B Shares	94,363
10,314	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	106,610
6,547	Grupo Aeroportuario del Sureste SAB de CV, Class B Shares	122,816
52,666	Grupo Bimbo SAB de CV, Series A	110,001
14,300	Grupo Carso SAB de CV, Series A1	53,124
78,028	Grupo Financiero Banorte SAB de CV, Class O Shares	532,389
69,598	Grupo Financiero Inbursa SAB de CV, Class O Shares	110,782
557,642	Grupo México SAB de CV, Series B	1,632,472
76,127	Grupo Televisa SAB	274,597
4,075	Industrias Peñoles SAB de CV	69,061
17,432	Infraestructura Energetica Nova SAB de CV	81,353
703,648	Kimberly-Clark de México SAB de CV, Class A Shares	1,239,033
34,823	Mexichem SAB de CV, Class A Shares	117,550
6,730	Promotora y Operadora de Infraestructura SAB de CV	71,551
487,000	Qualitas Controladora SAB de CV	1,214,536
270,100	Regional SAB de CV	1,655,801
679,080	Unifin Financiera SAB de CV SOFOM ENR	1,733,034
163,011	Wal-Mart de Mexico SAB de CV	451,516

	Total Mexico	15,456,906

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Pakistan — 0.5%
432,635	Habib Bank Ltd.	$529,583
3,299	Lucky Cement Ltd.	14,508
22,300	MCB Bank Ltd.	36,289
340,562	Oil & Gas Development Co., Ltd.	420,995
767,616	Pakistan Petroleum Ltd.	1,298,555
12,400	United Bank Ltd.	16,031

	Total Pakistan	2,315,961

Peru — 0.4%
5,924	Cia de Minas Buenaventura SAA, ADR	74,583
8,042	Credicorp Ltd.	1,753,317
2,502	Southern Copper Corp.	109,187

	Total Peru	1,937,087

Philippines — 1.9%
66,680	Aboitiz Equity Ventures Inc.	66,049
37,300	Aboitiz Power Corp.	25,803
110,700	Alliance Global Group Inc.*	28,576
8,160	Ayala Corp.	152,585
3,482,050	Ayala Land Inc.	2,897,526
47,778	Bank of the Philippine Islands	83,772
73,164	BDO Unibank Inc.	178,122
10,371,900	Bloomberry Resorts Corp.	1,852,602
101,900	DMCI Holdings Inc.	24,394
845	Globe Telecom Inc.	33,413
2,593	GT Capital Holdings Inc.	42,476
1,013,540	International Container Terminal Services Inc.	1,774,502
80,180	JG Summit Holdings Inc.	89,976
14,790	Jollibee Foods Corp.	79,654
284,600	Megaworld Corp.	24,434
419,500	Metro Pacific Investments Corp.	42,765
20,311	Metropolitan Bank & Trust Co.	27,819
2,465	PLDT Inc.	64,525
41,376	PLDT Inc., ADR(a)	1,084,879
52,523	Robinsons Land Corp.	20,930
371,000	Robinsons Retail Holdings Inc.	566,055
6,820	Security Bank Corp.	24,831
6,870	SM Investments Corp.	124,040
305,400	SM Prime Holdings Inc.	222,821
29,910	Universal Robina Corp.	78,023

	Total Philippines	9,610,572

Poland — 0.6%
3,146	Alior Bank SA*	57,735
839	Bank Handlowy w Warszawie SA	15,386
25,257	Bank Millennium SA*	61,211
4,933	Bank Polska Kasa Opieki SA	155,551
1,001	Bank Zachodni WBK SA	101,640
1,144	CCC SA	66,513
1,925	CD Projekt SA*	106,874
6,582	Cyfrowy Polsat SA*	39,936
1,402	Dino Polska SA*(b)	34,526
1,123	Grupa Azoty SA	11,508
3,817	Grupa Lotos SA	71,946
2,355	Jastrzebska Spolka Weglowa SA*	48,887
4,727	KGHM Polska Miedz SA*	115,708
16,674	KRUK SA	931,436

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Poland — 0.6% — (continued)
37	LPP SA	$91,869
371	mBank SA	41,016
16,889	Orange Polska SA*	22,157
21,259	PGE Polska Grupa Energetyczna SA*	51,601
3,266	PLAY Communications SA(b)	19,115
8,984	Polski Koncern Naftowy ORLEN SA	237,967
56,283	Polskie Gornictwo Naftowe i Gazownictwo SA	88,350
26,972	Powszechna Kasa Oszczednosci Bank Polski SA	307,393
18,114	Powszechny Zaklad Ubezpieczen SA	218,352

	Total Poland	2,896,677

Qatar — 0.3%
4,942	Barwa Real Estate Co.	48,871
6,934	Commercial Bank QSC	74,958
24,295	Ezdan Holding Group QSC*	69,023
5,423	Industries Qatar QSC	184,668
11,103	Masraf Al Rayan QSC	114,949
2,589	Ooredoo QPSC	52,046
1,485	Qatar Electricity & Water Co. QSC	78,059
5,483	Qatar Insurance Co. SAQ	55,443
4,186	Qatar Islamic Bank SAQ	160,980
13,945	Qatar National Bank QPSC	681,692

	Total Qatar	1,520,689

Romania — 0.0%
11,452	NEPI Rockcastle PLC	109,097

Russia — 4.6%
1,113,749	Alrosa PJSC	1,672,648
331,497	Gazprom PJSC	736,289
403,036	Gazprom PJSC, ADR	1,778,946
940,688	Inter RAO UES PJSC	56,293
13,303	Lukoil PJSC	926,224
42,517	Lukoil PJSC, ADR	2,936,224
93,906	Magnit PJSC, Class Registered Shares, GDR	1,389,648
1,933	MMC Norilsk Nickel PJSC	321,253
268,556	Mobile TeleSystems PJSC, ADR	2,081,309
51,000	Moscow Exchange MICEX-RTS PJSC	74,062
2,772	Novatek PJSC, Class Registered Shares, GDR	463,451
52,100	Novolipetsk Steel PJSC	127,843
3,394	PhosAgro PJSC, Class Registered Shares, GDR	44,978
763	Polyus PJSC	49,423
27,023	Rosneft Oil Co. PJSC	174,399
3,540,320	RusHydro PJSC	33,399
2,049,588	Sberbank of Russia PJSC	5,525,355
209,477	Sberbank of Russia PJSC, ADR	2,286,550
7,032	Severstal PJSC	113,128
208,839	Surgutneftegas PJSC	88,904
48,461	Tatneft PJSC	562,123
119,395,647	VTB Bank PJSC	73,189
3,506	X5 Retail Group NV, Class Registered Shares, GDR	82,633
46,420	Yandex NV, Class A Shares*	1,491,474

	Total Russia	23,089,745

Singapore — 0.0%
6,000	BOC Aviation Ltd.(b)	43,930

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
South Africa — 6.5%
21,850	Absa Group Ltd.	$241,495
635,700	Advtech Ltd.	659,545
1,362	Anglo American Platinum Ltd.	39,836
11,988	AngloGold Ashanti Ltd.	95,428
12,321	Aspen Pharmacare Holdings Ltd.	244,207
10,547	Bid Corp., Ltd.	224,986
111,509	Bidvest Group Ltd.	1,638,057
1,307	Capitec Bank Holdings Ltd.	89,229
8,742	Clicks Group Ltd.	120,851
5,703	Coronation Fund Managers Ltd.	22,327
11,986	Discovery Ltd.	142,819
9,056	Exxaro Resources Ltd.	91,813
106,002	FirstRand Ltd.	510,596
39,637	Fortress REIT Ltd., Class A Shares	44,490
27,279	Fortress REIT Ltd., Class B Shares	29,323
6,660	Foschini Group Ltd.	79,078
27,102	Gold Fields Ltd.	66,445
93,869	Growthpoint Properties Ltd., REIT	162,440
7,453	Hyprop Investments Ltd., REIT	51,741
120,550	Imperial Holdings Ltd.	1,690,237
7,975	Investec Ltd.	52,199
4,363	Liberty Holdings Ltd.	34,575
624,967	Life Healthcare Group Holdings Ltd.	1,133,570
26,001	MMI Holdings Ltd.	30,345
8,026	Mr Price Group Ltd.	122,975
52,120	MTN Group Ltd.	315,419
39,419	Naspers Ltd., Class N Shares	8,749,922
89,154	Nedbank Group Ltd.(a)	1,685,401
40,486	Netcare Ltd.	80,887
154,212	Old Mutual Ltd.*	318,925
13,023	Pick n Pay Stores Ltd.	64,264
3,220	Pioneer Foods Group Ltd.	23,130
1,154,121	PPC Ltd.*	481,941
4,079	PSG Group Ltd.	62,434
20,832	Rand Merchant Investment Holdings Ltd.	57,905
170,225	Redefine Properties Ltd., REIT	119,933
16,875	Remgro Ltd.	246,104
8,617	Resilient REIT Ltd.	33,421
20,754	RMB Holdings Ltd.	118,981
328,134	Sanlam Ltd.	1,774,062
15,522	Sappi Ltd.	106,026
16,867	Sasol Ltd.	659,961
185,685	Shoprite Holdings Ltd.	2,576,581
5,711	SPAR Group Ltd.	79,639
164,643	Standard Bank Group Ltd.	2,086,097
6,698	Telkom SA SOC Ltd.	22,931
5,328	Tiger Brands Ltd.	103,840
1,534,173	Transaction Capital Ltd.	1,826,927
13,988	Truworths International Ltd.	81,973
208,405	Vodacom Group Ltd.	1,791,693
325,550	Woolworths Holdings Ltd.	1,200,830

	Total South Africa	32,287,834

South Korea — 10.9%
976	Amorepacific Corp.(a)	230,022
981	AMOREPACIFIC Group	84,731

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
South Korea — 10.9% — (continued)
217	BGF retail Co., Ltd.	$33,361
7,996	BNK Financial Group Inc.	59,782
995	Celltrion Healthcare Co., Ltd.*(a)	80,760
2,554	Celltrion Inc.*(a)	618,180
2,917	Cheil Worldwide Inc.	50,383
238	CJ CheilJedang Corp.	73,036
488	CJ Corp.	57,746
353	CJ ENM Co., Ltd.	79,745
248	CJ Logistics Corp.*	34,143
27,342	Coway Co., Ltd.	2,236,155
950	Daelim Industrial Co., Ltd.	69,707
6,935	Daewoo Engineering & Construction Co., Ltd.*	32,577
1,584	DB Insurance Co., Ltd.	90,797
4,444	DGB Financial Group Inc.	40,835
1,822	Dongsuh Cos., Inc.	36,953
1,818	Doosan Heavy Industries & Construction Co., Ltd.*	23,034
674	E-MART Inc.	129,521
1,746	GS Engineering & Construction Corp.	74,907
1,673	GS Holdings Corp.	79,638
684	GS Retail Co., Ltd.	22,801
9,106	Hana Financial Group Inc.	347,927
2,119	Hankook Tire Co., Ltd.	88,380
179	Hanmi Pharm Co., Ltd.	79,832
319	Hanmi Science Co., Ltd.	24,861
7,053	Hanon Systems	75,873
268	Hanssem Co., Ltd.	19,814
3,358	Hanwha Chemical Corp.	60,914
1,147	Hanwha Corp.	32,749
245,107	Hanwha Life Insurance Co., Ltd.	1,064,136
1,158	HDC Hyundai Development Co-Engineering & Construction, Class E Shares*	58,030
889	HLB Inc.*	83,144
1,026	Hotel Shilla Co., Ltd.	99,261
403	Hyundai Department Store Co., Ltd.	35,983
2,491	Hyundai Engineering & Construction Co., Ltd.	133,985
569	Hyundai Glovis Co., Ltd.	61,672
1,264	Hyundai Heavy Industries Co., Ltd.*	133,709
330	Hyundai Heavy Industries Holdings Co., Ltd.*	111,593
2,170	Hyundai Marine & Fire Insurance Co., Ltd.	72,349
13,989	Hyundai Mobis Co., Ltd.	2,802,353
4,565	Hyundai Motor Co.	510,593
2,277	Hyundai Steel Co.	108,748
7,803	Industrial Bank of Korea	104,227
1,492	Kakao Corp.	167,059
3,383	Kangwon Land Inc.	87,742
59,762	KB Financial Group Inc.	2,763,578
184	KCC Corp.	53,505
571	KEPCO Plant Service & Engineering Co., Ltd.	18,632
8,291	Kia Motors Corp.	238,213
8,600	Koh Young Technology Inc.	819,525
2,521	Korea Aerospace Industries Ltd.*	94,402
7,576	Korea Electric Power Corp.	207,429
714	Korea Gas Corp.*	33,668
1,278	Korea Investment Holdings Co., Ltd.	81,268
269	Korea Zinc Co., Ltd.	97,409
1,791	Korean Air Lines Co., Ltd.	45,003
18,975	KT&G Corp.	1,717,196

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
South Korea — 10.9% — (continued)
672	Kumho Petrochemical Co., Ltd.	$61,447
1,381	LG Chem Ltd.	452,654
2,934	LG Corp.	187,589
7,331	LG Display Co., Ltd.	139,517
3,468	LG Electronics Inc.	238,797
281	LG Household & Health Care Ltd.	318,660
518	LG Innotek Co., Ltd.	66,466
6,588	LG Uplus Corp.*	92,722
521	Lotte Chemical Corp.	147,589
786	Lotte Corp.*	33,886
312	Lotte Shopping Co., Ltd.	50,345
144	Medy-Tox Inc.	86,465
12,449	Mirae Asset Daewoo Co., Ltd.	91,735
883	NAVER Corp.	595,055
568	NCSoft Corp.	197,194
740	Netmarble Corp.(b)	77,284
5,235	NH Investment & Securities Co., Ltd.	63,120
582	OCI Co., Ltd.	60,261
768	Orion Corp.	73,587
31	Ottogi Corp.	20,119
6,901	Pan Ocean Co., Ltd.*	31,922
2,491	POSCO	726,641
2,278	Posco Daewoo Corp.	37,269
482	S-1 Corp.	37,037
2,126	Samsung Biologics Co., Ltd., (Restricted, cost — $380,699, acquired 5/11/17)*(b)(d)	886,044
2,364	Samsung C&T Corp.	260,665
884	Samsung Card Co., Ltd.	27,900
1,776	Samsung Electro-Mechanics Co., Ltd.	256,330
385,822	Samsung Electronics Co., Ltd.	16,757,576
4,498	Samsung Engineering Co., Ltd.*	67,874
930	Samsung Fire & Marine Insurance Co., Ltd.	220,902
11,179	Samsung Heavy Industries Co., Ltd.*	70,952
2,175	Samsung Life Insurance Co., Ltd.	180,033
11,294	Samsung SDI Co., Ltd.	2,386,841
1,058	Samsung SDS Co., Ltd.	230,000
2,009	Samsung Securities Co., Ltd.	58,211
97,700	Shinhan Financial Group Co., Ltd.	3,834,302
241	Shinsegae Inc.	70,055
1,518	SillaJen Inc.*(a)	104,038
945	SK Holdings Co., Ltd.	222,685
93,891	SK Hynix Inc.	6,977,707
1,972	SK Innovation Co., Ltd.	341,025
674	SK Telecom Co., Ltd.	158,301
1,537	S-Oil Corp.	164,654
389	ViroMed Co., Ltd.*	82,848
15,205	Woori Bank	221,997
315	Yuhan Corp.	67,488

	Total South Korea	54,309,365

Spain — 0.8%
126,571	CIE Automotive SA	3,883,581

Switzerland — 0.2%
29,300	Wizz Air Holdings PLC, (Restricted, cost — $627,075, acquired 7/21/16)*(b)(d)	1,205,336

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Taiwan — 7.5%
100,000	Acer Inc.*	$83,774
8,799	Advantech Co., Ltd.	59,959
4,000	Airtac International Group	38,468
108,498	ASE Technology Holding Co., Ltd.*	266,368
60,000	Asia Cement Corp.	81,867
20,000	Asustek Computer Inc.	170,200
267,000	AU Optronics Corp.	115,586
310,100	Basso Industry Corp.	606,880
20,000	Catcher Technology Co., Ltd.	245,467
248,000	Cathay Financial Holding Co., Ltd.	425,833
37,740	Chailease Holding Co., Ltd.	128,575
131,334	Chang Hwa Commercial Bank Ltd.*	81,700
67,000	Cheng Shin Rubber Industry Co., Ltd.	102,457
13,130	Chicony Electronics Co., Ltd.	27,619
67,000	China Airlines Ltd.	20,526
404,000	China Development Financial Holding Corp.	146,214
82,033	China Life Insurance Co., Ltd.	81,757
397,000	China Steel Corp.	325,561
387,900	Chroma ATE Inc.	2,143,384
121,000	Chunghwa Telecom Co., Ltd.	428,075
139,000	Compal Electronics Inc.	87,238
545,880	CTBC Financial Holding Co., Ltd.	384,430
62,000	Delta Electronics Inc.	248,615
297,259	E.Sun Financial Holding Co., Ltd.	218,757
5,100	Eclat Textile Co., Ltd.	62,019
52,993	Eva Airways Corp.*	26,954
97,660	Evergreen Marine Corp. Taiwan Ltd.	41,553
121,000	Far Eastern New Century Corp.	141,026
41,000	Far EasTone Telecommunications Co., Ltd.	97,816
11,000	Feng TAY Enterprise Co., Ltd.	66,534
250,837	First Financial Holding Co., Ltd.	168,143
112,000	Formosa Chemicals & Fibre Corp.	448,302
36,000	Formosa Petrochemical Corp.	147,605
134,000	Formosa Plastics Corp.	490,544
39,000	Formosa Taffeta Co., Ltd.	45,388
31,230	Foxconn Technology Co., Ltd.	79,248
204,000	Fubon Financial Holding Co., Ltd.	338,540
5,000	General Interface Solution Holding Ltd.	31,048
11,000	Giant Manufacturing Co., Ltd.	47,467
7,000	Globalwafers Co., Ltd.	89,455
152,920	Gourmet Master Co., Ltd.	1,095,370
21,000	Highwealth Construction Corp.	34,167
7,459	Hiwin Technologies Corp.	67,338
1,350,825	Hon Hai Precision Industry Co., Ltd.	3,536,090
8,000	Hotai Motor Co., Ltd.	69,234
17,000	HTC Corp.*	24,721
205,088	Hua Nan Financial Holdings Co., Ltd.	120,400
268,000	Innolux Corp.	100,047
79,000	Inventec Corp.	70,882
3,541	Largan Precision Co., Ltd.	542,993
61,264	Lite-On Technology Corp.,	73,807
53,040	Macronix International	57,056
47,000	MediaTek Inc.	384,840
332,000	Mega Financial Holding Co., Ltd.	279,552
22,000	Micro-Star International Co., Ltd.	76,142
155,000	Nan Ya Plastics Corp.	431,353

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Taiwan — 7.5% — (continued)
30,000	Nanya Technology Corp.	$68,158
7,000	Nien Made Enterprise Co., Ltd.	54,256
20,000	Novatek Microelectronics Corp.	97,876
63,000	Pegatron Corp.	135,738
4,000	Phison Electronics Corp.	33,125
56,000	Pou Chen Corp.	61,805
24,000	Powertech Technology Inc.	71,253
158,660	Poya International Co., Ltd.	1,629,385
16,539	President Chain Store Corp.	180,653
86,000	Quanta Computer Inc.	148,004
16,000	Realtek Semiconductor Corp.	77,718
25,200	Ruentex Development Co., Ltd.	28,429
24,000	Ruentex Industries Ltd.	49,297
263,000	Shin Kong Financial Holding Co., Ltd.*	104,183
331,846	SinoPac Financial Holdings Co., Ltd.	121,784
16,629	Standard Foods Corp.	28,173
49,700	Synnex Technology International Corp.	66,599
192,000	TaiMed Biologics Inc.*	1,430,373
271,963	Taishin Financial Holding Co., Ltd.	128,095
104,905	Taiwan Business Bank*	37,967
127,600	Taiwan Cement Corp.	176,705
271,337	Taiwan Cooperative Financial Holding Co., Ltd.	161,462
73,000	Taiwan High Speed Rail Corp.	61,568
54,000	Taiwan Mobile Co., Ltd.	188,411
1,749,582	Taiwan Semiconductor Manufacturing Co., Ltd.	14,692,985
75,000	Teco Electric and Machinery Co., Ltd.	55,022
148,000	Uni-President Enterprises Corp.	374,220
383,000	United Microelectronics Corp.	216,190
23,000	Vanguard International Semiconductor Corp.	55,644
11,000	Walsin Technology Corp.	112,718
10,000	Win Semiconductors Corp.	54,136
84,000	Winbond Electronics Corp.	47,236
80,361	Wistron Corp.	56,987
53,000	WPG Holdings Ltd.	67,224
8,188	Yageo Corp.	185,198
326,000	Yuanta Financial Holding Co., Ltd.	165,278
20,000	Zhen Ding Technology Holding Ltd.	51,247

	Total Taiwan	37,080,046

Thailand — 2.2%
32,300	Advanced Info Service PCL, NVDR	199,141
133,200	Airports of Thailand PCL, NVDR	271,597
14,400	Bangkok Bank PCL, Class Registered Shares	91,547
123,700	Bangkok Dusit Medical Services PCL, NVDR(a)	99,200
259,800	Bangkok Expressway & Metro PCL, NVDR	66,682
62,000	Banpu PCL, NVDR	38,453
34,400	Berli Jucker PCL, NVDR	60,953
220,400	BTS Group Holdings PCL, NVDR	62,348
12,500	Bumrungrad Hospital PCL, NVDR	69,293
39,800	Central Pattana PCL, NVDR	100,285
94,800	Charoen Pokphand Foods PCL, NVDR	74,561
1,394,000	CP ALL PCL, NVDR	2,877,136
12,600	Delta Electronics Thailand PCL, NVDR	26,843
6,100	Electricity Generating PCL, NVDR	42,156
42,300	Energy Absolute PCL, NVDR	50,098
17,400	Glow Energy PCL, NVDR	49,933

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
Thailand — 2.2% — (continued)
143,100	Home Product Center PCL, NVDR	$63,803
47,300	Indorama Ventures PCL, NVDR	86,705
254,400	IRPC PCL, NVDR	54,056
255,000	Kasikornbank PCL	1,651,883
16,600	Kasikornbank PCL, NVDR	107,006
129,600	Krung Thai Bank PCL, NVDR	76,835
71,400	Minor International PCL, NVDR(a)	86,418
45,600	PTT Exploration & Production PCL, NVDR	198,494
66,200	PTT Global Chemical PCL, NVDR	165,371
329,400	PTT PCL, NVDR	528,194
20,200	Robinson PCL, NVDR	40,249
91,900	Siam Cement PCL, Class Registered Shares(a)	1,267,973
11,200	Siam Cement PCL, NVDR	154,595
54,000	Siam Commercial Bank PCL, NVDR	244,350
150,000	Srisawad Corp. PCL	193,452
1,112,613	Srisawad Corp. PCL, NVDR(a)	1,437,548
34,900	Thai Oil PCL, NVDR	89,862
48,400	Thai Union Group PCL, NVDR	25,874
597,100	TMB Bank PCL, NVDR	40,153
253,200	True Corp. PCL, NVDR(a)	51,846

	Total Thailand	10,744,893

Turkey — 1.6%
628,613	Akbank Turk AS	549,607
5,229	Anadolu Efes Biracilik Ve Malt Sanayii AS	16,634
5,951	Arcelik AS	11,998
7,996	Aselsan Elektronik Sanayi Ve Ticaret AS	31,347
145,200	AvivaSA Emeklilik ve Hayat AS	287,352
6,058	BIM Birlesik Magazalar AS	67,244
1,916	Coca-Cola Icecek AS	8,317
665,064	Dogtas Kelebek Mobilya Sanayi ve Ticaret AS*	120,080
168,814	Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	47,201
41,908	Eregli Demir ve Celik Fabrikalari TAS	75,381
1,793	Ford Otomotiv Sanayi AS	18,278
27,526	Haci Ömer Sabanci Holding AS	29,774
515,923	KOC Holding AS	1,176,607
439,240	MLP Saglik Hizmetleri AS, (Restricted, cost — $1,556,828, acquired 2/7/18), Class B Shares*(b)(d)	692,131
26,692	Petkim Petrokimya Holding AS	22,330
596,254	Sok Marketler Ticaret AS*	646,045
4,165	TAV Havalimanlari Holding AS	20,874
369,222	Tofas Turk Otomobil Fabrikasi AS	1,285,384
95,233	Tüpras Türkiye Petrol Rafinerileri AS	1,709,021
14,117	Turk Hava Yollari AO*	34,877
1,183,338	Türk Telekomunikasyon AS*	657,822
28,601	Turkcell Iletisim Hizmetleri AS	46,155
64,600	Türkiye Garanti Bankasi AS	58,325
19,428	Türkiye Halk Bankasi AS	18,103
138,522	Turkiye Is Bankasi AS, Class C Shares	83,903
19,993	Türkiye Sise ve Cam Fabrikalari AS	18,726
36,303	Türkiye Vakiflar Bankasi TAO, Class D Shares	19,065
3,889	Ulker Biskuvi Sanayi AS*	8,776
42,947	Yapi ve Kredi Bankasi AS*	10,952

	Total Turkey	7,772,309

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units	Security	Value
United Arab Emirates — 0.5%
69,857	Abu Dhabi Commercial Bank PJSC	$135,034
139,638	Aldar Properties PJSC	73,371
64,729	DAMAC Properties Dubai Co. PJSC	37,004
5,041	DP World Ltd.	107,832
52,710	Dubai Islamic Bank PJSC	73,503
67,240	Emaar Malls PJSC	36,612
113,203	Emaar Properties PJSC	154,341
58,862	Emirates Telecommunications Group Co. PJSC	271,622
45,807	First Abu Dhabi Bank PJSC	184,560
25,600	NMC Health PLC	1,303,925

	Total United Arab Emirates	2,377,804

United Kingdom — 0.0%
3,779	Mondi Ltd.	105,494

United States — 0.1%
38,500	Laureate Education Inc., Class A Shares*	614,845
25,000	Nexteer Automotive Group Ltd.	42,168

	Total United States	657,013

Uruguay — 0.1%
176,860	Biotoscana Investments SA, BDR*	486,559

	TOTAL COMMON STOCKS (Cost — $397,049,143)	461,915,588

PREFERRED STOCKS — 3.0%
Brazil — 1.0%
103,120	Banco Bradesco SA, Class Preferred Shares	718,859
5,145	Braskem SA, Class Preferred A Shares	74,829
5,700	Centrais Eletricas Brasileiras SA, Class Preferred B Shares*	25,342
4,868	Cia Brasileira de Distribuicao, Class Preferred Shares	97,657
23,953	Cia Energetica de Minas Gerais, Class Preferred Shares	43,892
31,065	Gerdau SA, Class Preferred Shares	122,395
268,350	Itaú Unibanco Holding SA, Class Preferred Shares	2,786,263
140,724	Itausa — Investimentos Itau SA, Class Preferred Shares	331,493
21,975	Lojas Americanas SA, Class Preferred Shares	84,206
119,843	Petroleo Brasileiro SA, Class Preferred Shares	566,966
13,892	Telefonica Brasil SA, Class Preferred Shares	136,562

	Total Brazil	4,988,464

Chile — 0.0%
6,556	Embotelladora Andina SA, Class Preferred B Shares	25,152
3,692	Sociedad Quimica y Minera de Chile SA, Class Preferred B Shares	160,701

	Total Chile	185,853

Colombia — 0.1%
12,985	Bancolombia SA, Class Preferred Shares	141,275
140,207	Grupo Aval Acciones y Valores SA, Class Preferred Shares	55,136
3,430	Grupo de Inversiones Suramericana SA, Class Preferred Shares	39,724

	Total Colombia	236,135

Russia — 0.0%
242,358	Surgutneftegas PJSC, Class Preferred Shares	134,333
13	Transneft PJSC, Class Preferred Shares	27,440

	Total Russia	161,773

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

Shares/Units		Security	Value
South Korea — 1.9%
393		Amorepacific Corp., Class Preferred Shares	$50,846
1,220		Hyundai Motor Co., Class Preferred 2nd Shares	93,583
835		Hyundai Motor Co., Class Preferred Shares	58,611
312		LG Chem Ltd., Class Preferred Shares	55,907
83		LG Household & Health Care Ltd., Class Preferred Shares	55,730
258,987		Samsung Electronics Co., Ltd., Class Preferred Shares	9,217,197

		Total South Korea	9,531,874

		TOTAL PREFERRED STOCKS (Cost — $12,104,439)	15,104,099

WARRANT — 0.0%
Thailand — 0.0%
24,488		BTS Group Holdings PCL, NVDR, expires 12/31/49*#(e) (Cost — $0)	—

RIGHTS — 0.0%
Brazil — 0.0%
209,247		Movida Participacoes SA*#(e)	—

Hong Kong — 0.0%
28,888		China Everbright International Ltd.*#(e)	2,245

		TOTAL RIGHTS (Cost — $0)	2,245

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $409,153,582)	477,021,932

Face Amount†
SHORT-TERM INVESTMENTS (f) — 5.2%
MONEY MARKET FUND — 1.3%
$6,554,643		Invesco STIT — Government & Agency Portfolio, 1.820%, Institutional Class(g) (Cost — $6,554,643)	6,554,643

TIME DEPOSITS — 3.9%
40,320	GBP	Banco Santander — Frankfurt, 0.370% due 9/3/18	52,268
		BBH — Grand Cayman:
13,429	EUR	(0.570)% due 9/3/18	15,589
1	SGD	0.550% due 9/3/18	1
45,420	ZAR	5.810% due 9/3/18	3,090
		BNP Paribas — Paris:
3,004,983	HKD	0.570% due 9/3/18	382,859
361,718	ZAR	5.810% due 9/3/18	24,612
13,585,785		Deutsche Bank AG — Grand Cayman, 1.280% due 9/4/18	13,585,785
406,956	HKD	HSBC Bank — Hong Kong, 0.570% due 9/3/18	51,849
4,395,986		JPMorgan Chase & Co. — New York, 1.280% due 9/4/18	4,395,986
827,453		National Australia Bank Ltd. — London, 1.280% due 9/4/18	827,453

		TOTAL TIME DEPOSITS (Cost — $19,339,492)	19,339,492

		TOTAL SHORT-TERM INVESTMENTS (Cost — $25,894,135)	25,894,135

		TOTAL INVESTMENTS — 101.0% (Cost — $435,047,717)	502,916,067

		Liabilities in Excess of Other Assets — (1.0)%	(5,149,674)

		TOTAL NET ASSETS — 100.0%	$497,766,393

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

†	Amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2018 amounts to approximately $8,554,961 and represents 1.7% of net assets.

(c)	Security trades on the Hong Kong exchange.
(d)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2018 amounts to approximately $7,042,333 and represents 1.4% of net assets.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(f)	Inclusive of all short-term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 3.9%.
(g)	Represents investment of collateral received from securities lending transactions.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2018, for Emerging Markets Equity Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Emerging Markets Equity Fund	$446,664,427	$115,666,247	$(59,473,497)	$56,192,750

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
BDR	— Brazilian Depositary Receipts
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Summary of Investments by Security Sector^
Information Technology:
Internet Software & Services	10.2%
Technology Hardware, Storage & Peripherals	5.9
Semiconductors & Semiconductor Equipment	5.2
Other Information Technology	5.4
Financials:
Banks	17.0
Insurance	3.9
Consumer Finance	1.7
Other Financials	1.4
Consumer Discretionary	12.5
Consumer Staples	5.9
Industrials	5.3
Energy	5.2
Telecommunication Services	5.1
Materials	4.0
Health Care	2.8
Real Estate	1.8
Utilities	1.6
Short-Term Investments	5.1

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Fund

At August 31, 2018, Emerging Markets Equity Fund had open exchange-traded futures contracts as described below.

The unrealized depreciation on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
MSCI Emerging Markets E-mini Index September Futures	36	9/18	$1,957,710	$1,898,820	$(58,890)

At August 31, 2018, Emerging Markets Equity Fund had deposited cash of $123,994 with a broker or brokers as margin collateral on an open exchange-traded futures contract.

Currency Abbreviations used in this schedule:
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
CORPORATE BONDS & NOTES — 33.2%
Advertising — 0.0%
$54,000	B-	Clear Channel International BV, Company Guaranteed Notes, 8.750% due 12/15/20(a)	$56,025

Aerospace/Defense — 1.0%
		BAE Systems Holdings Inc., Company Guaranteed Notes:
70,000	BBB	3.800% due 10/7/24(a)	69,953
35,000	BBB	3.850% due 12/15/25(a)	34,781
580,000	A+	General Dynamics Corp., Company Guaranteed Notes, 3.750% due 5/15/28	589,603
		Harris Corp., Senior Unsecured Notes:
865,000	BBB-	4.400% due 6/15/28	880,607
78,000	BBB-	5.054% due 4/27/45	82,524
		L3 Technologies Inc., Company Guaranteed Notes:
350,000	BBB-	3.850% due 6/15/23	352,597
35,000	BBB-	3.950% due 5/28/24	34,845
275,000	BBB-	3.850% due 12/15/26	267,999
415,000	BBB-	4.400% due 6/15/28	418,590
		Lockheed Martin Corp., Senior Unsecured Notes:
30,000	BBB+	3.100% due 1/15/23	29,896
400,000	BBB+	2.900% due 3/1/25	385,776
170,000	BBB+	3.550% due 1/15/26	169,269
40,000	BBB+	4.500% due 5/15/36	41,972
130,000	BBB+	4.070% due 12/15/42	126,738
410,000	BBB+	4.700% due 5/15/46	438,687
46,000	BBB+	4.090% due 9/15/52	44,172
		Northrop Grumman Corp., Senior Unsecured Notes:
80,000	BBB	2.080% due 10/15/20	78,402
140,000	BBB	2.550% due 10/15/22	135,830
120,000	BBB	3.250% due 8/1/23	119,164
781,000	BBB	2.930% due 1/15/25	745,408
817,000	BBB	3.250% due 1/15/28	776,480
50,000	BBB	3.850% due 4/15/45	45,996
270,000	BBB	4.030% due 10/15/47	254,062
40,000	A	Raytheon Co., Senior Unsecured Notes, 7.200% due 8/15/27	50,630
215,000	BBB	Rockwell Collins Inc., Senior Unsecured Notes, 2.800% due 3/15/22	210,116
395,000	BBB-	Spirit AeroSystems Inc., Company Guaranteed Notes, 3.950% due 6/15/23	397,335
		United Technologies Corp., Senior Unsecured Notes:
855,000	BBB+	3.350% due 8/16/21	859,241
120,000	BBB+	3.950% due 8/16/25	120,797
210,000	BBB+	4.125% due 11/16/28	210,526
80,000	A-	4.500% due 6/1/42	79,616
190,000	A-	3.750% due 11/1/46	168,939

		Total Aerospace/Defense	8,220,551

Agriculture — 0.4%
		Altria Group Inc., Company Guaranteed Notes:
260,000	A-	9.250% due 8/6/19	275,106
130,000	A-	4.750% due 5/5/21	135,226
80,000	A-	2.850% due 8/9/22	78,586
12,000	A-	5.375% due 1/31/44	13,173
		BAT Capital Corp., Company Guaranteed Notes:
500,000	BBB+	2.764% due 8/15/22(a)	485,008
240,000	BBB+	3.222% due 8/15/24(a)	230,039
635,000	BBB+	3.557% due 8/15/27(a)	595,834
285,000	BBB+	4.540% due 8/15/47(a)	264,611

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Agriculture — 0.4% — (continued)
		Philip Morris International Inc., Senior Unsecured Notes:
$240,000	A	1.875% due 11/1/19	$237,152
190,000	A	2.900% due 11/15/21	188,584
92,000	A	2.500% due 8/22/22	89,121
110,000	A	2.500% due 11/2/22	106,403
40,000	A	3.375% due 8/11/25	39,195
60,000	A	4.500% due 3/20/42	59,827
		Reynolds American Inc., Company Guaranteed Notes:
10,000	BBB+	8.125% due 6/23/19	10,413
61,000	BBB+	3.250% due 6/12/20	60,954
50,000	BBB+	4.000% due 6/12/22	50,671
120,000	BBB+	4.850% due 9/15/23	125,341
110,000	BBB+	4.450% due 6/12/25	111,728
100,000	BBB+	5.850% due 8/15/45	109,632
105,000	BBB+	RJ Reynolds Tobacco Co., Company Guaranteed Notes, 6.875% due 5/1/20	110,899

		Total Agriculture	3,377,503

Airlines — 0.2%
266,559	A-	American Airlines Class A Pass-Through Trust, Series 2013-2, Pass-Thru Certificates, 4.950% due 1/15/23.	274,152
102,402	A	American Airlines Class A Pass-Through Trust, Series 2015-1, Pass-Thru Certificates, 3.375% due 5/1/27	99,585
284,887	BBB-	American Airlines Class B Pass-Through Trust, Series 2013-1, Pass-Thru Certificates, 5.625% due 1/15/21(a)	291,112
64,082	A-	Continental Airlines Inc. Class A Pass-Through Trust, Series 2012-1, Pass-Thru Certificates, 4.150% due 4/11/24	65,050
109,282	A+	Continental Airlines Inc. Class A-1 Pass-Through Trust, Series 1999-2, Pass-Thru Certificates, 7.256% due 3/15/20	111,943
392,182	A	Delta Air Lines Class A Pass-Through Trust, Series 2009-1, Pass-Thru Certificates, 7.750% due 12/17/19	411,504
54,000	BB+	Delta Air Lines Inc., Senior Unsecured Notes, 3.625% due 3/15/22	53,579
263,588	BBB-	Northwest Airlines Inc. Class A-1 Pass-Through Trust, Series 2001-1, Pass-Thru Certificates, 7.041% due 4/1/22	282,843
45,000	BBB+	Southwest Airlines Co., Senior Unsecured Notes, 2.750% due 11/16/22	43,892
228,196	A+	US Airways Pass-Through Trust, Series 2001-1G, Pass-Thru Certificates, 7.076% due 3/20/21	242,744

		Total Airlines	1,876,404

Apparel — 0.0%
		Hanesbrands Inc., Company Guaranteed Notes:
10,000	BB-	4.625% due 5/15/24(a)	9,800
70,000	BB-	4.875% due 5/15/26(a)	67,725

		Total Apparel	77,525

Auto Manufacturers — 0.7%
		Allison Transmission Inc., Senior Unsecured Notes:
40,000	Ba3(b)	5.000% due 10/1/24(a)	39,500
70,000	Ba3(b)	4.750% due 10/1/27(a)	65,975
85,000	A+	American Honda Finance Corp., Senior Unsecured Notes, 1.700% due 9/9/21	81,586
30,000	A+	BMW US Capital LLC, Company Guaranteed Notes, 1.850% due 9/15/21(a)	28,711
		Daimler Finance North America LLC, Company Guaranteed Notes:
500,000	A	1.500% due 7/5/19(a)	494,661
150,000	A	2.700% due 8/3/20(a)	148,432
		Ford Motor Co., Senior Unsecured Notes:
60,000	BBB	7.450% due 7/16/31	66,718
60,000	BBB	4.750% due 1/15/43	49,911
100,000	BBB	5.291% due 12/8/46	89,264

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Auto Manufacturers — 0.7% — (continued)
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
$300,000	BBB	2.875% due 10/1/18	$300,096
250,000	BBB	2.597% due 11/4/19	247,675
320,000	BBB	8.125% due 1/15/20	339,118
200,000	BBB	3.200% due 1/15/21	196,499
200,000	BBB	3.096% due 5/4/23	187,571
200,000	BBB	3.815% due 11/2/27	180,225
		General Motors Co., Senior Unsecured Notes:
340,000	BBB	6.250% due 10/2/43	353,742
455,000	BBB	5.200% due 4/1/45	419,069
115,000	BBB	6.750% due 4/1/46	126,879
75,000	BBB	5.400% due 4/1/48(c)	71,173
		General Motors Financial Co., Inc., Company Guaranteed Notes:
435,000	BBB	2.400% due 5/9/19	433,746
295,000	BBB	3.200% due 7/13/20	294,194
230,000	BBB	2.450% due 11/6/20	224,912
25,000	BBB	3.550% due 4/9/21	24,982
100,000	BBB	4.375% due 9/25/21	101,900
250,000	BBB	3.950% due 4/13/24	245,033
70,000	BBB	4.350% due 4/9/25	69,222
		Hyundai Capital America, Senior Unsecured Notes:
90,000	A-	1.750% due 9/27/19(a)	88,486
20,000	A-	2.550% due 4/3/20(a)	19,701
218,000	A-	3.000% due 10/30/20(a)	215,095
10,000	A-	3.750% due 7/8/21(a)	9,991
		Hyundai Capital Services Inc., Senior Unsecured Notes:
200,000	A-	3.000% due 8/29/22(a)	193,677
200,000	A-	3.750% due 3/5/23(a)	199,109
150,000	A	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 3.150% due 3/15/21(a)	148,927
220,000	BBB+	Volkswagen Group of America Finance LLC, Company Guaranteed Notes, 2.400% due 5/22/20(a)	216,975
130,000	BBB+	Volkswagen International Finance NV, Company Guaranteed Notes, 4.000% due 8/12/20(a)	131,735

		Total Auto Manufacturers	6,104,490

Auto Parts & Equipment — 0.1%
76,000	BBB	Aptiv PLC, Company Guaranteed Notes, 4.400% due 10/1/46	69,642
21,000	BBB	Delphi Corp., Company Guaranteed Notes, 4.150% due 3/15/24	21,237
		ZF North America Capital Inc., Company Guaranteed Notes:
160,000	BBB-	4.500% due 4/29/22(a)	163,219
280,000	BBB-	4.750% due 4/29/25(a)	282,896

		Total Auto Parts & Equipment	536,994

Banks — 11.1%
756,000	A	ABN AMRO Bank NV, Senior Unsecured Notes, 2.650% due 1/19/21(a)	744,602
250,000	AA-	Australia & New Zealand Banking Group Ltd., Senior Unsecured Notes, 2.250% due 11/9/20	245,100
		Banco Santander SA, Senior Unsecured Notes:
400,000	A-	3.848% due 4/12/23	393,942
600,000	A-	4.379% due 4/12/28	581,725
		Bank of America Corp.:
		Senior Unsecured Notes:
173,000	A-	2.250% due 4/21/20	170,917
950,000	A-	2.369% (3-Month USD-LIBOR + 0.660%) due 7/21/21(d)	933,709
1,985,000	A-	2.738% (3-Month USD-LIBOR + 0.370%) due 1/23/22(d)	1,955,629
750,000	A-	3.499% (3-Month USD-LIBOR + 0.630%) due 5/17/22(d)	751,650
250,000	A-	2.503% due 10/21/22	240,727

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 11.1% — (continued)
$90,000	A-	3.300% due 1/11/23	$89,399
971,000	A-	3.004% (3-Month USD-LIBOR + 0.790%) due 12/20/23(d)	946,289
490,000	A-	4.125% due 1/22/24	501,471
1,105,000	A-	3.550% (3-Month USD-LIBOR + 0.780%) due 3/5/24(d)	1,098,913
530,000	A-	4.000% due 4/1/24	539,192
344,000	A-	3.875% due 8/1/25	344,435
465,000	A-	3.093% (3-Month USD-LIBOR + 1.090%) due 10/1/25(d)	445,514
210,000	A-	3.500% due 4/19/26	204,795
330,000	A-	3.824% (3-Month USD-LIBOR + 1.575%) due 1/20/28(d)	323,051
300,000	A-	3.705% (3-Month USD-LIBOR + 1.512%) due 4/24/28(d)	290,609
50,000	A-	3.593% (3-Month USD-LIBOR + 1.370%) due 7/21/28(d)	47,923
604,000	A-	3.419% (3-Month USD-LIBOR + 1.040%) due 12/20/28(d)	569,823
530,000	A-	4.271% (3-Month USD-LIBOR + 1.310%) due 7/23/29(d)	534,735
240,000	A-	5.000% due 1/21/44	260,559
40,000	A-	3.946% (3-Month USD-LIBOR + 1.190%) due 1/23/49(d)	37,031
		Subordinated Notes:
1,290,000	BBB+	4.200% due 8/26/24	1,297,907
1,040,000	BBB+	4.000% due 1/22/25	1,029,637
40,000	BBB+	4.450% due 3/3/26	40,178
		Bank of Montreal:
195,000	A+	Senior Unsecured Notes, 1.500% due 7/18/19	193,050
50,000	BBB+	Subordinated Notes, 3.803% (5-Year USD Swap Rate + 1.432%) due 12/15/32(d)	47,058
		Bank of New York Mellon Corp. (The):
		Senior Unsecured Notes:
500,000	A	2.661% (3-Month USD-LIBOR + 0.634%) due 5/16/23(d)	486,882
195,000	A	3.400% due 5/15/24	194,187
72,000	A	3.442% (3-Month USD-LIBOR + 1.069%) due 2/7/28(d).	70,463
120,000	A-	Subordinated Notes, 3.300% due 8/23/29	113,910
270,000	A+	Bank of Nova Scotia (The), Senior Unsecured Notes, 3.125% due 4/20/21	268,952
400,000	A	Banque Federative du Credit Mutuel SA, Senior Unsecured Notes, 2.750% due 10/15/20(a)	395,077
100,000	BBB-	Barclays Bank PLC, Subordinated Notes, 5.140% due 10/14/20	102,682
		Barclays PLC:
		Senior Unsecured Notes:
400,000	BBB	3.250% due 1/12/21	396,027
380,000	BBB	3.684% due 1/10/23	372,162
580,000	BBB	4.338% (3-Month USD-LIBOR + 1.356%) due 5/16/24(d)	575,700
260,000	BBB	4.375% due 1/12/26	254,613
620,000	BBB	4.972% (3-Month USD-LIBOR + 1.902%) due 5/16/29(d)	618,480
400,000	BB+	Subordinated Notes, 5.200% due 5/12/26	395,775
		BNP Paribas SA:
		Senior Unsecured Notes:
270,000	A-	3.375% due 1/9/25(a)	256,297
750,000	A-	4.400% due 8/14/28(a)	745,113
200,000	BBB+	Subordinated Notes, 4.375% (5-Year USD Swap Rate + 1.483%) due 3/1/33(a)(d)	190,198
200,000	BBB	BPCE SA, Subordinated Notes, 4.875% due 4/1/26(a)	202,231
		Capital One Financial Corp.:
60,000	BBB	Senior Unsecured Notes, 3.500% due 6/15/23	59,386
40,000	BBB-	Subordinated Notes, 3.750% due 7/28/26	37,630
		Capital One NA, Senior Unsecured Notes:
530,000	BBB+	2.350% due 1/31/20	524,924
280,000	BBB+	2.250% due 9/13/21	270,074
		CIT Group Inc., Senior Unsecured Notes:
140,000	BB+	4.750% due 2/16/24	140,525
40,000	BB+	5.250% due 3/7/25	40,775

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 11.1% — (continued)
		Citibank NA, Senior Unsecured Notes:
$925,000	A+	3.050% due 5/1/20	$925,389
280,000	A+	3.400% due 7/23/21	280,750
		Citigroup Inc.:
530,000	BB+	Junior Subordinated Notes, 5.950% (3-Month USD-LIBOR + 3.905%)(d)(e)	540,441
		Senior Unsecured Notes:
1,000,000	BBB+	2.500% due 9/26/18	1,000,135
500,000	BBB+	2.050% due 12/7/18	499,543
1,000,000	BBB+	2.500% due 7/29/19	998,066
500,000	BBB+	2.450% due 1/10/20	496,371
104,000	BBB+	8.125% due 7/15/39	150,115
196,000	BBB+	4.650% due 7/30/45	199,508
		Subordinated Notes:
690,000	BBB	4.400% due 6/10/25	692,458
250,000	BBB	5.500% due 9/13/25	266,648
890,000	BBB	4.300% due 11/20/26	879,790
390,000	BBB	4.450% due 9/29/27	387,098
30,000	BBB	6.625% due 6/15/32	35,645
100,000	BBB	6.675% due 9/13/43	124,578
286,000	BBB	5.300% due 5/6/44	306,031
30,000	BBB	4.750% due 5/18/46	29,765
15,000	BBB+	Citizens Financial Group Inc., Senior Unsecured Notes, 2.375% due 7/28/21	14,520
340,000	BBB-	Commerzbank AG, Subordinated Notes, 8.125% due 9/19/23(a)	390,956
		Commonwealth Bank of Australia, Senior Unsecured Notes:
55,000	AA-	3.450% due 3/16/23(a)	54,854
210,000	AA-	3.900% due 7/12/47(a)	200,464
		Cooperatieve Rabobank UA:
		Company Guaranteed Notes:
310,000	BBB+	4.625% due 12/1/23	316,718
990,000	BBB+	4.375% due 8/4/25	989,000
320,000	BBB-	Junior Subordinated Notes, 11.000% (3-Month USD-LIBOR + 10.868%)(a)(d)(e)	340,000
		Senior Unsecured Notes:
100,000	A+	4.750% due 1/15/20(a)	102,226
510,000	A+	2.500% due 1/19/21	501,825
800,000	A+	3.125% due 4/26/21	797,874
250,000	BBB+	Credit Agricole SA, Senior Unsecured Notes, 3.250% due 10/4/24(a)	236,049
		Credit Suisse Group AG, Senior Unsecured Notes:
400,000	BBB+	4.282% due 1/9/28(a)	394,198
250,000	BBB+	3.869% (3-Month USD-LIBOR + 1.410%) due 1/12/29(a)(d).	239,312
		Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed Notes:
250,000	BBB+	2.750% due 3/26/20	248,154
250,000	BBB+	3.125% due 12/10/20	248,367
250,000	BBB+	3.450% due 4/16/21	249,599
320,000	BBB+	4.550% due 4/17/26	325,235
		Deutsche Bank AG:
		Senior Unsecured Notes:
140,000	BBB-	3.375% due 5/12/21	137,545
510,000	BBB-	4.250% due 10/14/21	508,965
150,000	BBB-	4.100% due 1/13/26	143,579
360,000	BB+	Subordinated Notes, 4.875% (5-Year USD 1100 Run ICE Swap Rate + 2.553%) due 12/1/32(d)	312,862
		Discover Bank, Senior Unsecured Notes:
900,000	BBB	2.600% due 11/13/18	900,077
250,000	BBB	3.100% due 6/4/20	249,076

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 11.1% — (continued)
$1,090,000	A+	Goldman Sachs Bank USA, Senior Unsecured Notes, 3.200% due 6/5/20	$1,094,485
21,000	BB	Goldman Sachs Capital II, Limited Guaranteed Notes, 4.000% (3-Month USD-LIBOR + 0.768%)(d)(e)	17,705
		Goldman Sachs Group Inc. (The):
		Senior Unsecured Notes:
34,000	BBB+	2.625% due 1/31/19	33,999
885,000	BBB+	7.500% due 2/15/19	903,863
600,000	BBB+	2.550% due 10/23/19	597,974
140,000	BBB+	2.300% due 12/13/19	138,989
810,000	BBB+	6.000% due 6/15/20	848,754
190,000	BBB+	2.750% due 9/15/20	188,369
120,000	BBB+	2.875% due 2/25/21	119,101
155,000	BBB+	5.250% due 7/27/21	162,798
500,000	BBB+	3.122% (3-Month USD-LIBOR + 0.780%) due 10/31/22(d)	501,808
730,000	BBB+	3.200% due 2/23/23	718,135
275,000	BBB+	4.000% due 3/3/24	277,830
350,000	BBB+	3.272% (3-Month USD-LIBOR + 1.201%) due 9/29/25(d)	337,283
150,000	BBB+	3.484% (3-Month USD-LIBOR + 1.170%) due 5/15/26(d)	149,402
150,000	BBB+	3.500% due 11/16/26	143,078
210,000	BBB+	3.850% due 1/26/27	204,708
250,000	BBB+	3.691% (3-Month USD-LIBOR + 1.510%) due 6/5/28(d)	239,438
1,275,000	BBB+	3.814% (3-Month USD-LIBOR + 1.158%) due 4/23/29(d)	1,221,196
615,000	BBB+	4.223% (3-Month USD-LIBOR + 1.301%) due 5/1/29(d)	610,158
210,000	BBB+	6.250% due 2/1/41	254,843
210,000	BBB+	4.750% due 10/21/45	214,115
		Subordinated Notes:
610,000	BBB-	4.250% due 10/21/25	607,653
460,000	BBB-	6.750% due 10/1/37	558,550
290,000	BBB-	5.150% due 5/22/45	298,915
		HSBC Holdings PLC:
		Junior Subordinated Notes:
210,000	Baa3(b)	6.375% (5-Year USD 1100 Run ICE Swap Rate + 3.705%)(d)(e)	210,000
240,000	Baa3(b)	6.250% (5-Year USD 1100 Run ICE Swap Rate + 3.453%)(d)(e)	241,212
240,000	Baa3(b)	6.500% (5-Year USD 1100 Run ICE Swap Rate + 3.606%)(d)(e)	235,200
		Senior Unsecured Notes:
200,000	A	3.400% due 3/8/21	200,107
200,000	A	2.650% due 1/5/22	194,773
200,000	A	3.950% (3-Month USD-LIBOR + 0.987%) due 5/18/24(d)	200,567
1,210,000	A	4.583% (3-Month USD-LIBOR + 1.535%) due 6/19/29(d)	1,231,521
		Subordinated Notes:
240,000	BBB+	4.250% due 8/18/25	238,887
390,000	BBB+	6.500% due 9/15/37	467,741
		HSBC USA Inc.:
385,000	A	Senior Unsecured Notes, 2.350% due 3/5/20	381,240
100,000	A-	Subordinated Notes, 5.000% due 9/27/20	103,164
		ING Bank NV:
		Senior Unsecured Notes:
610,000	A+	2.450% due 3/16/20(a)	604,375
200,000	A+	2.750% due 3/22/21(a)	197,144
200,000	BBB+	Subordinated Notes, 5.800% due 9/25/23(a)	212,867
200,000	BBB+	ING Bank NV, (Restricted, cost — $204,620, acquired 5/18/17), Subordinated Notes, 4.125% (5-Year USD 1100 Run ICE Swap Rate + 2.700%) due 11/21/23(d)(f)	200,796

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 11.1% — (continued)
		Intesa Sanpaolo SpA:
		Senior Unsecured Notes:
$400,000	BBB	3.125% due 7/14/22(a)	$372,021
200,000	BBB	3.375% due 1/12/23(a)	184,155
580,000	BBB	3.875% due 7/14/27(a)	499,324
200,000	BBB	3.875% due 1/12/28(a)	170,421
810,000	BB+	Subordinated Notes, 5.017% due 6/26/24(a)	733,830
		JPMorgan Chase & Co.:
		Senior Unsecured Notes:
200,000	A-	2.250% due 1/23/20	198,030
555,000	A-	2.750% due 6/23/20	552,277
90,000	A-	4.400% due 7/22/20	92,205
200,000	A-	2.550% due 3/1/21	197,000
10,000	A-	3.514% (3-Month USD-LIBOR + 0.610%) due 6/18/22(d)	10,054
99,000	A-	2.972% due 1/15/23	97,043
624,000	A-	2.776% (3-Month USD-LIBOR + 0.935%) due 4/25/23(d)	608,559
55,000	A-	3.572% (3-Month USD-LIBOR + 1.230%) due 10/24/23(d)	56,103
175,000	A-	3.559% (3-Month USD-LIBOR + 0.730%) due 4/23/24(d)	174,466
285,000	A-	3.797% (3-Month USD-LIBOR + 0.890%) due 7/23/24(d)	286,058
180,000	A-	3.300% due 4/1/26	173,870
580,000	A-	3.782% (3-Month USD-LIBOR + 1.337%) due 2/1/28(d)	567,937
100,000	A-	3.540% (3-Month USD-LIBOR + 1.380%) due 5/1/28(d)	96,108
1,420,000	A-	3.509% (3-Month USD-LIBOR + 0.945%) due 1/23/29(d)	1,358,420
950,000	A-	4.203% (3-Month USD-LIBOR + 1.260%) due 7/23/29(d)	954,952
		Subordinated Notes:
55,000	BBB+	3.375% due 5/1/23	54,165
270,000	BBB+	3.875% due 9/10/24	268,628
210,000	BBB+	4.250% due 10/1/27	210,426
290,000	BBB+	4.950% due 6/1/45	307,234
		JPMorgan Chase Bank NA, Senior Unsecured Notes:
1,065,000	A+	2.588% (3-Month USD-LIBOR + 0.250%) due 2/13/20(d)	1,065,858
1,340,000	A+	2.604% (3-Month USD-LIBOR + 0.280%) due 2/1/21(d)	1,331,144
750,000	A+	3.086% (3-Month USD-LIBOR + 0.350%) due 4/26/21(d)	749,609
250,000	A-	KeyBank NA, Senior Unsecured Notes, 2.500% due 12/15/19	248,725
150,000	BBB+	KeyCorp, Senior Unsecured Notes, 2.900% due 9/15/20	149,182
		Lloyds Bank PLC, Company Guaranteed Notes:
425,000	A+	2.700% due 8/17/20	420,885
725,000	BBB	6.500% due 9/14/20(a)	763,222
		Lloyds Banking Group PLC:
		Senior Unsecured Notes:
200,000	BBB+	3.000% due 1/11/22	195,800
435,000	BBB+	2.907% (3-Month USD-LIBOR + 0.810%) due 11/7/23(d)	416,236
220,000	BBB+	4.450% due 5/8/25	222,391
200,000	BBB+	4.375% due 3/22/28	197,346
200,000	BBB+	3.574% (3-Month USD-LIBOR + 1.205%) due 11/7/28(d)	184,809
450,000	BBB-	Subordinated Notes, 4.582% due 12/10/25	444,348
500,000	A	Macquarie Bank Ltd., Senior Unsecured Notes, 2.600% due 6/24/19(a)	499,490
220,000	BBB	Macquarie Group Ltd., Senior Unsecured Notes, 4.654% (3-Month USD-LIBOR + 1.727%) due 3/27/29(a)(d)	222,186
340,000	A-	Mizuho Financial Group Inc., Senior Unsecured Notes, 2.953% due 2/28/22	333,691
250,000	AA-	National Australia Bank Ltd., Senior Unsecured Notes, 2.125% due 5/22/20	246,110
		Nordea Bank AB:
		Senior Unsecured Notes:
335,000	AA-	4.875% due 1/27/20(a)	343,216
200,000	A	3.750% due 8/30/23(a)	199,754
300,000	A-	Subordinated Notes, 4.875% due 5/13/21(a)	309,130

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 11.1% — (continued)
		PNC Bank NA, Senior Unsecured Notes:
$1,000,000	A	2.250% due 7/2/19	$997,372
750,000	A	2.400% due 10/18/19	746,935
		Royal Bank of Canada:
470,000	Aaa(b)	Covered Notes, 2.200% due 9/23/19	466,739
		Senior Unsecured Notes:
100,000	AA-	2.125% due 3/2/20	98,936
120,000	AA-	2.150% due 10/26/20	117,789
270,000	AA-	3.200% due 4/30/21	270,296
		Royal Bank of Scotland Group PLC:
		Senior Unsecured Notes:
200,000	BBB-	3.498% (3-Month USD-LIBOR + 1.480%) due 5/15/23(d)	194,646
200,000	BBB-	4.519% (3-Month USD-LIBOR + 1.550%) due 6/25/24(d)	200,720
		Subordinated Notes:
30,000	BB	6.125% due 12/15/22	31,509
320,000	BB	6.100% due 6/10/23	336,267
80,000	BB	6.000% due 12/19/23	83,555
110,000	BB	5.125% due 5/28/24	110,537
30,000	BBB+	Santander Holdings USA Inc., Senior Unsecured Notes, 4.500% due 7/17/25	30,003
		Santander UK Group Holdings PLC, Senior Unsecured Notes:
180,000	BBB	2.875% due 10/16/20	177,909
600,000	BBB	2.875% due 8/5/21	586,413
1,050,000	BBB	3.373% (3-Month USD-LIBOR + 1.080%) due 1/5/24(d)	1,016,646
		Santander UK PLC:
		Senior Unsecured Notes:
70,000	A	2.375% due 3/16/20	69,193
380,000	A	3.400% due 6/1/21	380,232
		Subordinated Notes:
300,000	BBB-	5.000% due 11/7/23(a)	305,087
170,000	BBB-	7.950% due 10/26/29	208,334
		Societe Generale SA, Senior Unsecured Notes:
205,000	A	2.625% due 9/16/20(a)	202,047
260,000	A	2.500% due 4/8/21(a)	253,908
		Standard Chartered PLC:
420,000	BBB+	Senior Unsecured Notes, 2.250% due 4/17/20(a)	412,727
400,000	BBB-	Subordinated Notes, 5.700% due 3/26/44(a)	423,966
		State Street Corp., Senior Unsecured Notes:
25,000	A	1.950% due 5/19/21	24,272
60,000	A	2.650% due 5/19/26	56,440
250,000	A	Sumitomo Mitsui Banking Corp., Company Guaranteed Notes, 2.643% (3-Month USD-LIBOR + 0.310%) due 10/18/19(d)	250,436
		Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes:
575,000	A-	2.934% due 3/9/21	569,410
140,000	A-	2.058% due 7/14/21	134,930
90,000	A-	2.778% due 10/18/22	87,220
205,000	A	Sumitomo Mitsui Trust Bank Ltd., Senior Unsecured Notes, 1.950% due 9/19/19(a)	202,612
35,000	BBB+	SunTrust Banks Inc., Senior Unsecured Notes, 4.000% due 5/1/25	35,373
250,000	AA-	Svenska Handelsbanken AB, Company Guaranteed Notes, 3.350% due 5/24/21	250,863
625,000	BBB	Synchrony Bank, Senior Unsecured Notes, 3.650% due 5/24/21	622,857
50,000	BBB-	Synovus Financial Corp., Senior Unsecured Notes, 3.125% due 11/1/22	47,938
170,000	AA-	Toronto-Dominion Bank (The), Senior Unsecured Notes, 3.250% due 6/11/21	170,440
		UBS AG, Senior Unsecured Notes:
350,000	A+	2.375% due 8/14/19	348,938
760,000	A+	2.350% due 3/26/20	752,191
230,000	A+	2.200% due 6/8/20(a)	225,969
200,000	A+	2.450% due 12/1/20(a)	196,359

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 11.1% — (continued)
		UBS Group Funding Switzerland AG, Company Guaranteed Notes:
$260,000	A-	2.650% due 2/1/22(a)	$252,539
650,000	A-	3.491% due 5/23/23(a)	642,210
795,000	A-	2.859% (3-Month USD-LIBOR + 0.954%) due 8/15/23(a)(d)	768,251
200,000	A-	4.125% due 9/24/25(a)	201,075
310,000	A-	4.253% due 3/23/28(a)	311,057
		US Bank NA, Senior Unsecured Notes:
250,000	AA-	2.050% due 10/23/20	244,865
250,000	AA-	3.150% due 4/26/21	250,453
700,000	AA-	3.400% due 7/24/23	700,864
470,000	BBB-	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570% (3-Month USD-LIBOR + 0.930%)(d)(e)	468,825
230,000	BBB+	Wachovia Corp., Subordinated Notes, 5.500% due 8/1/35	251,260
		Wells Fargo & Co.:
60,000	BBB-	Junior Subordinated Notes, 5.875% (3-Month USD-LIBOR + 3.990%)(d)(e)	63,300
		Senior Unsecured Notes:
249,000	A-	2.600% due 7/22/20	246,798
323,000	A-	2.625% due 7/22/22	312,895
175,000	A-	3.069% due 1/24/23	171,375
41,000	A-	3.550% due 9/29/25	40,275
504,000	A-	3.000% due 4/22/26	473,480
510,000	A-	3.000% due 10/23/26	477,319
980,000	A-	3.584% (3-Month USD-LIBOR + 1.310%) due 5/22/28(d)	946,171
		Subordinated Notes:
330,000	BBB+	3.450% due 2/13/23	325,623
169,000	BBB+	4.480% due 1/16/24	174,244
1,045,000	BBB+	4.300% due 7/22/27	1,047,132
230,000	BBB+	5.375% due 11/2/43	247,570
110,000	BBB+	5.606% due 1/15/44	123,434
280,000	BBB+	4.650% due 11/4/44	276,587
450,000	BBB+	4.900% due 11/17/45	456,596
40,000	BBB+	4.400% due 6/14/46	37,785
160,000	BBB+	4.750% due 12/7/46	159,225
		Wells Fargo Bank NA, Senior Unsecured Notes:
590,000	A+	2.150% due 12/6/19	585,174
2,000,000	A+	2.400% due 1/15/20	1,988,767
1,040,000	A+	2.600% due 1/15/21	1,026,338
615,000	A+	3.325% (3-Month USD-LIBOR + 0.490%) due 7/23/21(d)	616,383
100,000	BBB-	Wells Fargo Capital X, Limited Guaranteed Notes, 5.950% due 12/15/36	107,500
		Westpac Banking Corp., Senior Unsecured Notes:
380,000	AA-	4.875% due 11/19/19	389,020
70,000	AA-	2.150% due 3/6/20	69,113
20,000	AA-	2.300% due 5/26/20	19,733
435,000	AA-	2.600% due 11/23/20	429,929
195,000	AA-	3.650% due 5/15/23	196,788

		Total Banks	96,212,547

Beverages — 0.6%
		Anheuser-Busch InBev Finance Inc., Company Guaranteed Notes:
200,000	A-	2.650% due 2/1/21	197,826
90,000	A-	3.300% due 2/1/23	89,426
840,000	A-	3.650% due 2/1/26	823,399
240,000	A-	4.700% due 2/1/36	244,459
569,000	A-	4.900% due 2/1/46	586,071

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Beverages — 0.6% — (continued)
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
$200,000	A-	2.500% due 7/15/22	$194,200
220,000	A-	3.500% due 1/12/24	219,359
495,000	A-	4.000% due 4/13/28	494,463
60,000	A-	3.750% due 7/15/42	53,702
160,000	A-	4.600% due 4/15/48	158,188
55,000	A-	4.750% due 4/15/58	54,356
		Bacardi Ltd., Company Guaranteed Notes:
140,000	BBB-	4.700% due 5/15/28(a)	139,916
140,000	BBB-	5.300% due 5/15/48(a)	136,723
545,000	A-	Coca-Cola Femsa SAB de CV, Company Guaranteed Notes, 4.625% due 2/15/20	556,053
95,000	BBB	Constellation Brands Inc., Company Guaranteed Notes, 3.600% due 2/15/28	89,917
173,000	A-	Diageo Capital PLC, Company Guaranteed Notes, 4.828% due 7/15/20	178,647
160,000	A-	Diageo Investment Corp., Company Guaranteed Notes, 2.875% due 5/11/22	158,162
20,000	BBB	Keurig Dr Pepper Inc., Company Guaranteed Notes, 4.420% due 12/15/46	18,629
		Molson Coors Brewing Co., Company Guaranteed Notes:
580,000	BBB-	2.250% due 3/15/20	572,603
50,000	BBB-	3.500% due 5/1/22	49,927
		PepsiCo Inc., Senior Unsecured Notes:
60,000	A+	2.375% due 10/6/26	55,243
90,000	A+	3.000% due 10/15/27	86,358
60,000	A+	3.450% due 10/6/46	54,676
60,000	A+	4.000% due 5/2/47	59,676
190,000	BBB	Pernod Ricard SA, Senior Unsecured Notes, 4.450% due 1/15/22(a)	195,417

		Total Beverages	5,467,396

Biotechnology — 0.4%
		Amgen Inc., Senior Unsecured Notes:
60,000	A	2.200% due 5/11/20	59,280
70,000	A	3.625% due 5/22/24	70,508
300,000	A	4.400% due 5/1/45	292,208
54,000	A	4.563% due 6/15/48	53,301
112,000	A	4.663% due 6/15/51	112,448
		Baxalta Inc., Company Guaranteed Notes:
130,000	BBB-	2.875% due 6/23/20	129,804
205,000	BBB-	4.000% due 6/23/25	207,615
		Celgene Corp., Senior Unsecured Notes:
60,000	BBB+	3.550% due 8/15/22	60,001
323,000	BBB+	3.875% due 8/15/25	319,013
325,000	BBB+	3.900% due 2/20/28	317,147
410,000	BBB+	5.000% due 8/15/45	408,927
		Gilead Sciences Inc., Senior Unsecured Notes:
40,000	A	2.550% due 9/1/20	39,657
15,000	A	2.500% due 9/1/23	14,383
410,000	A	3.700% due 4/1/24	413,522
60,000	A	3.650% due 3/1/26	59,524
50,000	A	2.950% due 3/1/27	46,973
345,000	A	4.800% due 4/1/44	361,395
355,000	A	4.750% due 3/1/46	370,854
15,000	A	4.150% due 3/1/47	14,362

		Total Biotechnology	3,350,922

Building Materials — 0.0%
5,000	BBB+	Johnson Controls International PLC, Senior Unsecured Notes, 3.900% due 2/14/26	4,975
30,000	BBB	Owens Corning, Senior Unsecured Notes, 4.400% due 1/30/48	25,366

		Total Building Materials	30,341

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Chemicals — 0.2%
$200,000	A-	Air Liquide Finance SA, Company Guaranteed Notes, 1.750% due 9/27/21(a)	$191,504
150,000	BB-	Axalta Coating Systems LLC, Company Guaranteed Notes, 4.875% due 8/15/24(a)	149,437
		Dow Chemical Co. (The), Senior Unsecured Notes:
650,000	BBB	8.550% due 5/15/19	674,920
16,000	BBB	4.375% due 11/15/42	15,208
61,000	BBB	Eastman Chemical Co., Senior Unsecured Notes, 3.800% due 3/15/25	60,825
200,000	BBB+	LyondellBasell Industries NV, Senior Unsecured Notes, 6.000% due 11/15/21	213,488
		Monsanto Co., Company Guaranteed Notes:
60,000	BBB	3.375% due 7/15/24	57,169
30,000	BBB	4.400% due 7/15/44	25,103
60,000	BBB	Nutrien Ltd., Senior Unsecured Notes, 4.875% due 3/30/20	61,290
200,000	BBB-	OCP SA, Senior Unsecured Notes, 4.500% due 10/22/25(a)	193,785
40,000	BBB	Sherwin-Williams Co. (The), Senior Unsecured Notes, 4.500% due 6/1/47	38,674
200,000	BBB-	Syngenta Finance NV, Company Guaranteed Notes, 3.933% due 4/23/21(a)	200,650
115,000	BB+	Valvoline Inc., Company Guaranteed Notes, 5.500% due 7/15/24	117,875

		Total Chemicals	1,999,928

Commercial Services — 0.2%
90,000	A-	Ecolab Inc., Senior Unsecured Notes, 4.350% due 12/8/21	93,183
10,000	BBB+	Equifax Inc., Senior Unsecured Notes, 2.300% due 6/1/21	9,663
		IHS Markit Ltd.:
		Company Guaranteed Notes:
84,000	BBB-	5.000% due 11/1/22(a)	87,120
28,000	BBB-	4.000% due 3/1/26(a)	27,006
450,000	BBB-	Senior Unsecured Notes, 4.750% due 8/1/28	454,505
460,000	AAA	Northwestern University, Unsecured Notes, 3.688% due 12/1/38	456,165
45,000	A3(b)	S&P Global Inc., Company Guaranteed Notes, 4.000% due 6/15/25	45,547
		Total System Services Inc., Senior Unsecured Notes:
40,000	BBB-	3.800% due 4/1/21	40,305
70,000	BBB-	3.750% due 6/1/23	69,801
330,000	BBB-	4.000% due 6/1/23	332,570
210,000	BB	United Rentals North America Inc., Company Guaranteed Notes, 5.750% due 11/15/24	217,549

		Total Commercial Services	1,833,414

Computers — 0.4%
		Apple Inc., Senior Unsecured Notes:
110,000	AA+	1.550% due 8/4/21	105,858
300,000	AA+	2.400% due 5/3/23	290,543
280,000	AA+	2.450% due 8/4/26	260,631
550,000	AA+	3.350% due 2/9/27	543,163
360,000	AA+	2.900% due 9/12/27	342,303
170,000	AA+	4.650% due 2/23/46	186,071
135,000	AA+	3.850% due 8/4/46	130,807
250,000	AA+	3.750% due 11/13/47	238,107
		Dell International LLC/EMC Corp., Senior Secured Notes:
980,000	BBB-	3.480% due 6/1/19(a)	983,441
180,000	BBB-	4.420% due 6/15/21(a)	183,209
100,000	BBB-	8.350% due 7/15/46(a)	123,058
15,000	BBB	DXC Technology Co., Senior Unsecured Notes, 2.875% due 3/27/20	14,876
150,000	A+	International Business Machines Corp., Senior Unsecured Notes, 2.875% due 11/9/22	147,754
45,000	BB+	Seagate HDD Cayman, Company Guaranteed Notes, 4.750% due 1/1/25	43,192

		Total Computers	3,593,013

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Cosmetics/Personal Care — 0.0%
		First Quality Finance Co., Inc.:
$58,000	BB-	Company Guaranteed Notes, 5.000% due 7/1/25(a)	$54,520
57,000	BB-	Senior Unsecured Notes, 4.625% due 5/15/21(a)	56,573

		Total Cosmetics/Personal Care	111,093

Diversified Financial Services — 0.8%
		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes:
210,000	BBB-	4.500% due 5/15/21	213,742
150,000	BBB-	5.000% due 10/1/21	155,138
		Air Lease Corp., Senior Unsecured Notes:
515,000	BBB	4.750% due 3/1/20	525,477
45,000	BBB	3.875% due 7/3/23	44,811
		American Express Co., Senior Unsecured Notes:
72,000	BBB+	2.650% due 12/2/22	69,766
225,000	BBB+	3.700% due 8/3/23	226,143
		American Express Credit Corp., Senior Unsecured Notes:
325,000	A-	2.375% due 5/26/20	321,321
100,000	A-	2.600% due 9/14/20	99,236
695,000	AAA	CDP Financial Inc., Company Guaranteed Notes, 4.400% due 11/25/19(a)	708,932
295,000	AA-	CME Group Inc., Senior Unsecured Notes, 3.750% due 6/15/28	299,800
50,000	BBB-	Discover Financial Services, Senior Unsecured Notes, 3.750% due 3/4/25	48,195
		GE Capital International Funding Co. Unlimited Co., Company Guaranteed Notes:
607,000	A	2.342% due 11/15/20	594,802
904,000	A	4.418% due 11/15/35	872,977
		Intercontinental Exchange Inc.:
		Company Guaranteed Notes:
100,000	A	2.750% due 12/1/20	99,294
185,000	A	2.350% due 9/15/22	178,459
60,000	A	4.000% due 10/15/23	61,676
80,000	A	Senior Unsecured Notes, 3.750% due 9/21/28	80,408
1,090,000	BBB-	International Lease Finance Corp., Senior Secured Notes, 7.125% due 9/1/18(a)	1,090,000
30,000	A	KKR Group Finance Co. II LLC, Company Guaranteed Notes, 5.500% due 2/1/43(a)	31,780
650,000	NR	Lehman Brothers Holdings Inc., Subordinated Notes, 6.750% due 12/28/17#(g)(h)	—
80,000	B+	Navient Corp., Senior Unsecured Notes, 8.000% due 3/25/20	85,020
30,000	A-	Nomura Holdings Inc., Senior Unsecured Notes, 2.750% due 3/19/19	30,006
420,000	A-	ORIX Corp., Senior Unsecured Notes, 2.900% due 7/18/22	408,369
50,000	BB	Quicken Loans Inc., Company Guaranteed Notes, 5.750% due 5/1/25(a)	49,750
35,000	BBB-	Synchrony Financial, Senior Unsecured Notes, 3.950% due 12/1/27	31,979
		Visa Inc., Senior Unsecured Notes:
440,000	A+	3.150% due 12/14/25	431,506
210,000	A+	4.300% due 12/14/45	221,476

		Total Diversified Financial Services	6,980,063

Electric — 1.8%
50,000	A-	AEP Texas Inc., Senior Unsecured Notes, 2.400% due 10/1/22	48,080
90,000	BB+	AES Corp., Senior Unsecured Notes, 4.875% due 5/15/23	91,575
		Alabama Power Co., Senior Unsecured Notes:
17,000	A-	5.200% due 6/1/41	18,888
40,000	A-	3.850% due 12/1/42	38,246
90,000	A-	4.150% due 8/15/44	89,136
65,000	A-	4.300% due 7/15/48	66,186
100,000	BBB+	Alliant Energy Finance LLC, Company Guaranteed Notes, 3.750% due 6/15/23(a)	100,365
150,000	A-	Baltimore Gas & Electric Co., Senior Unsecured Notes, 3.750% due 8/15/47	141,869
170,000	A-	Berkshire Hathaway Energy Co., Senior Unsecured Notes, 3.250% due 4/15/28	162,830
20,000	BBB+	Black Hills Corp., Senior Unsecured Notes, 3.150% due 1/15/27	18,622

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Electric — 1.8% — (continued)
$30,000	A	CenterPoint Energy Houston Electric LLC, General Refinance Mortgage, 3.950% due 3/1/48	$29,747
30,000	BBB	CMS Energy Corp., Senior Unsecured Notes, 3.000% due 5/15/26	28,346
35,000	BBB	Dominion Energy Inc., Junior Subordinated Notes, 2.579% due 7/1/20	34,538
		DTE Electric Co., General Refinance Mortgage:
65,000	A	3.650% due 3/15/24	65,611
100,000	A	3.700% due 3/15/45	94,481
		Duke Energy Carolinas LLC:
		1st Mortgage Notes:
500,000	A	4.250% due 12/15/41	512,425
60,000	A	3.700% due 12/1/47	56,116
30,000	A	3.950% due 3/15/48	29,278
145,000	A	1st Ref Notes, 2.950% due 12/1/26	139,223
		Duke Energy Corp., Senior Unsecured Notes:
410,000	BBB+	3.550% due 9/15/21	414,733
570,000	BBB+	3.050% due 8/15/22	563,248
260,000	BBB+	3.950% due 10/15/23	263,516
180,000	BBB+	2.650% due 9/1/26	164,128
		Duke Energy Florida LLC:
		1st Mortgage Notes:
45,000	A	3.800% due 7/15/28	45,550
195,000	A	5.900% due 3/1/33	235,779
22,500	A-	Senior Unsecured Notes, 2.100% due 12/15/19	22,404
30,000	A	Duke Energy Progress LLC, 1st Mortgage Notes, 3.700% due 9/1/28	30,236
750,000	BBB-	Duquesne Light Holdings Inc., Senior Unsecured Notes, 6.400% due 9/15/20(a)	789,311
15,000	BBB	Emera US Finance LP, Company Guaranteed Notes, 2.150% due 6/15/19	14,894
35,000	BBB	Entergy Corp., Senior Unsecured Notes, 2.950% due 9/1/26	32,457
		Entergy Texas Inc., 1st Mortgage Notes:
920,000	A	7.125% due 2/1/19	936,653
60,000	A	3.450% due 12/1/27	58,035
		Exelon Corp., Senior Unsecured Notes:
175,000	BBB-	2.850% due 6/15/20	173,922
5,000	BBB-	2.450% due 4/15/21	4,868
10,000	BBB-	3.400% due 4/15/26	9,656
200,000	BBB-	4.950% due 6/15/35	210,803
143,000	BBB-	5.625% due 6/15/35	163,327
		FirstEnergy Corp., Senior Unsecured Notes:
310,000	BBB-	3.900% due 7/15/27	305,267
1,250,000	BBB-	7.375% due 11/15/31	1,625,445
		Florida Power & Light Co., 1st Mortgage Notes:
50,000	A	3.125% due 12/1/25	49,166
10,000	A	5.690% due 3/1/40	12,469
52,000	A	4.050% due 6/1/42	52,993
20,000	A	3.800% due 12/15/42	19,520
50,000	A	3.700% due 12/1/47	47,834
15,000	A	4.125% due 6/1/48	15,370
		Georgia Power Co., Senior Unsecured Notes:
70,000	A-	2.000% due 3/30/20	68,769
80,000	A-	3.250% due 3/30/27	75,673
		Indiana Michigan Power Co., Senior Unsecured Notes:
500,000	A-	7.000% due 3/15/19	511,082
15,000	A-	4.250% due 8/15/48	15,151
108,433	BBB+	Indiantown Cogeneration LP, 1st Mortgage Notes, 9.770% due 12/15/20(h)	116,298
600,000	A-	Interstate Power & Light Co., Senior Unsecured Notes, 5.875% due 9/15/18	600,538
400,000	A-	ITC Holdings Corp., Senior Unsecured Notes, 4.050% due 7/1/23	402,529
700,000	BBB	Jersey Central Power & Light Co., Senior Unsecured Notes, 4.700% due 4/1/24(a)	731,560

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Electric — 1.8% — (continued)
$775,000	A-	KCP&L Greater Missouri Operations Co., Senior Unsecured Notes, 8.270% due 11/15/21	$874,656
400,000	A+	MidAmerican Energy Co., 1st Mortgage Notes, 4.250% due 5/1/46	412,353
105,000	BBB	Mid-Atlantic Interstate Transmission LLC, Senior Unsecured Notes, 4.100% due 5/15/28(a)	105,866
		NextEra Energy Capital Holdings Inc., Company Guaranteed Notes:
800,000	BBB+	2.821% (3-Month USD-LIBOR + 0.480%) due 5/4/21(d)	802,355
50,000	BBB+	3.550% due 5/1/27	48,741
70,000	BB	NextEra Energy Operating Partners LP, Company Guaranteed Notes, 4.500% due 9/15/27(a)	66,763
		Northern States Power Co., 1st Mortgage Notes:
70,000	A	3.600% due 5/15/46	65,620
80,000	A	3.600% due 9/15/47	75,046
		Ohio Power Co., Senior Unsecured Notes:
40,000	A-	6.600% due 2/15/33	50,747
30,000	A-	4.150% due 4/1/48	30,391
20,000	A+	Oncor Electric Delivery Co. LLC, Senior Secured Notes, 3.800% due 9/30/47	19,458
630,000	BBB	Pacific Gas & Electric Co., Senior Unsecured Notes, 6.050% due 3/1/34	709,757
120,000	A+	PacifiCorp, 1st Mortgage Notes, 5.750% due 4/1/37	145,824
500,000	A	Public Service Electric & Gas Co., 1st Mortgage Notes, 4.000% due 6/1/44	493,993
90,000	BBB+	Sempra Energy, Senior Unsecured Notes, 2.839% (3-Month USD-LIBOR + 0.500%) due 1/15/21(d)	90,077
130,000	BBB+	Southern Power Co., Senior Unsecured Notes, 2.375% due 6/1/20	128,310
		Virginia Electric & Power Co., Senior Unsecured Notes:
175,000	BBB+	2.750% due 3/15/23	170,793
90,000	BBB+	3.800% due 4/1/28	91,147
195,000	BBB+	6.000% due 5/15/37	239,167
25,000	BBB+	6.350% due 11/30/37	31,722
70,000	BBB+	4.000% due 1/15/43	68,040
595,000	BBB+	4.000% due 11/15/46	573,145
45,000	BBB+	WEC Energy Group Inc., Senior Unsecured Notes, 3.375% due 6/15/21	45,207

		Total Electric	15,887,924

Electronics — 0.0%
10,000	BBB+	Agilent Technologies Inc., Senior Unsecured Notes, 3.050% due 9/22/26	9,406
10,000	BBB-	Avnet Inc., Senior Unsecured Notes, 4.625% due 4/15/26	10,017
235,000	BBB+	Corning Inc., Senior Unsecured Notes, 4.375% due 11/15/57	212,420
65,000	BB-	Itron Inc., Company Guaranteed Notes, 5.000% due 1/15/26(a)	62,120
60,000	BBB-	Trimble Inc., Senior Unsecured Notes, 4.150% due 6/15/23	60,317
20,000	A-	Tyco Electronics Group SA, Company Guaranteed Notes, 3.450% due 8/1/24	19,693

		Total Electronics	373,973

Entertainment — 0.0%
165,000	BBB-	GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes, 5.375% due 4/15/26	171,757

Environmental Control — 0.1%
72,000	BB+	Clean Harbors Inc., Company Guaranteed Notes, 5.125% due 6/1/21	72,360
		Republic Services Inc., Senior Unsecured Notes:
150,000	BBB+	3.200% due 3/15/25	145,775
20,000	BBB+	2.900% due 7/1/26	18,702
295,000	BBB+	3.375% due 11/15/27	284,151
		Waste Management Inc., Company Guaranteed Notes:
40,000	A-	4.600% due 3/1/21	41,302
100,000	A-	3.500% due 5/15/24	99,756
70,000	A-	7.375% due 5/15/29	87,966

		Total Environmental Control	750,012

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Food — 0.6%
		Campbell Soup Co., Senior Unsecured Notes:
$395,000	BBB-	3.300% due 3/15/21	$393,253
285,000	BBB-	3.650% due 3/15/23	279,058
67,000	CCC+	Chobani LLC/Chobani Finance Corp., Inc., Company Guaranteed Notes, 7.500% due 4/15/25(a)	56,699
1,130,000	BBB+	Danone SA, Senior Unsecured Notes, 2.077% due 11/2/21(a)	1,084,985
670,000	BBB	General Mills Inc., Senior Unsecured Notes, 3.700% due 10/17/23	671,564
		Kraft Heinz Foods Co.:
		Company Guaranteed Notes:
310,000	BBB	5.375% due 2/10/20	319,974
80,000	BBB	3.950% due 7/15/25	78,911
50,000	BBB	3.000% due 6/1/26	45,707
60,000	BBB	5.000% due 7/15/35	59,428
120,000	BBB	5.200% due 7/15/45	117,326
785,000	BBB	4.375% due 6/1/46	690,237
96,000	BBB	Secured Notes, 4.875% due 2/15/25(a)	97,915
500,000	BBB	Mondelez International Holdings Netherlands BV, Company Guaranteed Notes, 2.000% due 10/28/21(a)	479,076
102,000	BB-	Pilgrim’s Pride Corp., Senior Unsecured Notes, 5.875% due 9/30/27(a)	97,155
100,000	B+	Post Holdings Inc., Company Guaranteed Notes, 5.625% due 1/15/28(a)	97,000
85,000	BBB+	Sysco Corp., Company Guaranteed Notes, 3.550% due 3/15/25	83,708
		Tyson Foods Inc.:
60,000	BBB	Company Guaranteed Notes, 3.950% due 8/15/24	60,318
		Senior Unsecured Notes:
111,000	BBB	3.550% due 6/2/27	105,602
20,000	BBB	4.550% due 6/2/47	18,915
		WM Wrigley Jr Co., Senior Unsecured Notes:
50,000	A	2.400% due 10/21/18(a)	50,001
140,000	A	2.900% due 10/21/19(a)	140,044

		Total Food	5,026,876

Forest Products & Paper — 0.1%
		Georgia-Pacific LLC:
19,000	A+	Company Guaranteed Notes, 5.400% due 11/1/20(a)	19,866
		Senior Unsecured Notes:
500,000	A+	2.539% due 11/15/19(a)	497,306
55,000	A+	3.734% due 7/15/23(a)	55,707
40,000	A+	3.600% due 3/1/25(a)	39,949
85,000	BBB	International Paper Co., Senior Unsecured Notes, 4.350% due 8/15/48	78,185

		Total Forest Products & Paper	691,013

Gas — 0.1%
95,000	A-	CenterPoint Energy Resources Corp., Senior Unsecured Notes, 4.100% due 9/1/47	89,126
		NiSource Inc., Senior Unsecured Notes:
400,000	BBB+	2.650% due 11/17/22	386,282
140,000	BBB+	3.490% due 5/15/27	135,582
250,000	A-	Southern Co. Gas Capital Corp., Company Guaranteed Notes, 4.400% due 5/30/47	243,391

		Total Gas	854,381

Healthcare — Products — 0.5%
		Abbott Laboratories, Senior Unsecured Notes:
188,000	BBB	2.350% due 11/22/19	186,799
215,000	BBB	3.400% due 11/30/23	214,436
260,000	BBB	3.750% due 11/30/26	259,331
70,000	BBB	4.750% due 11/30/36	74,841
150,000	BBB	4.900% due 11/30/46	164,044

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Healthcare — Products — 0.5% — (continued)
$140,000	A-	Baxter International Inc., Senior Unsecured Notes, 1.700% due 8/15/21	$133,761
		Becton Dickinson & Co., Senior Unsecured Notes:
265,000	BBB	2.404% due 6/5/20	260,769
655,000	BBB	3.363% due 6/6/24	633,672
61,000	BBB	3.734% due 12/15/24	60,170
60,000	BBB	4.685% due 12/15/44	59,661
120,000	A	Medtronic Global Holdings SCA, Company Guaranteed Notes, 3.350% due 4/1/27	118,166
		Medtronic Inc., Company Guaranteed Notes:
130,000	A	2.500% due 3/15/20	129,193
565,000	A	3.500% due 3/15/25	565,208
80,000	A	5.550% due 3/15/40	94,760
100,000	A	4.625% due 3/15/45	107,446
		St Jude Medical LLC, Senior Unsecured Notes:
120,000	WR(b)	3.250% due 4/15/23	114,114
13,000	WR(b)	4.750% due 4/15/43	11,830
75,000	A	Stryker Corp., Senior Unsecured Notes, 3.375% due 11/1/25	73,403
		Thermo Fisher Scientific Inc., Senior Unsecured Notes:
20,000	BBB+	2.950% due 9/19/26	18,701
80,000	BBB+	3.200% due 8/15/27	75,678
500,000	BBB	Zimmer Biomet Holdings Inc., Senior Unsecured Notes, 2.700% due 4/1/20	496,100

		Total Healthcare — Products	3,852,083

Healthcare — Services — 0.9%
		Aetna Inc., Senior Unsecured Notes:
500,000	A	4.125% due 6/1/21	510,111
40,000	A	2.800% due 6/15/23	38,616
55,000	A	4.125% due 11/15/42	51,606
10,000	A	3.875% due 8/15/47	8,962
		Anthem Inc., Senior Unsecured Notes:
400,000	A	2.500% due 11/21/20	394,249
450,000	A	3.125% due 5/15/22	444,423
135,000	A	2.950% due 12/1/22	131,818
525,000	A	3.650% due 12/1/27	501,402
40,000	A	4.375% due 12/1/47	37,578
80,000	B+	Catalent Pharma Solutions Inc., Company Guaranteed Notes, 4.875% due 1/15/26(a)	76,700
30,000	BBB+	Catholic Health Initiatives, Secured Notes, 4.350% due 11/1/42	28,385
		Centene Corp., Senior Unsecured Notes:
50,000	BB+	5.625% due 2/15/21	51,125
140,000	BB+	4.750% due 5/15/22	143,150
90,000	BB+	6.125% due 2/15/24	94,837
50,000	BB+	4.750% due 1/15/25	50,375
60,000	BB+	5.375% due 6/1/26(a)	62,090
		CHS/Community Health Systems Inc., Senior Secured Notes:
50,000	B-	6.250% due 3/31/23	47,750
26,000	B-	8.625% due 1/15/24(a)	27,170
		Cigna Corp., Senior Unsecured Notes:
70,000	A	3.250% due 4/15/25	66,639
50,000	A	3.050% due 10/15/27	45,266
780,000	BBB-	Fresenius Medical Care US Finance II Inc., Company Guaranteed Notes, 5.625% due 7/31/19(a)	796,991
20,000	BBB-	Fresenius Medical Care US Finance Inc., Company Guaranteed Notes, 5.750% due 2/15/21(a)	20,972
		HCA Inc.:
		Company Guaranteed Notes:
100,000	BB-	7.500% due 2/15/22	110,000
40,000	Ba2(b)	5.375% due 9/1/26	40,300
20,000	Ba2(b)	5.625% due 9/1/28	20,100

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Healthcare — Services — 0.9% — (continued)
		Senior Secured Notes:
$491,000	BBB-	6.500% due 2/15/20	$510,885
10,000	BBB-	5.875% due 3/15/22	10,650
175,000	BBB-	5.000% due 3/15/24	179,375
194,000	BBB-	5.250% due 4/15/25	200,548
20,000	BBB-	5.250% due 6/15/26	20,650
160,000	BBB-	5.500% due 6/15/47	160,800
		Humana Inc., Senior Unsecured Notes:
360,000	BBB+	2.500% due 12/15/20	353,762
280,000	BBB+	3.150% due 12/1/22	275,807
30,000	BBB+	3.950% due 3/15/27	29,730
70,000	BBB+	4.625% due 12/1/42	70,219
40,000	BBB+	4.950% due 10/1/44	42,110
500,000	AA-	Kaiser Foundation Hospitals, Company Guaranteed Notes, 3.150% due 5/1/27	483,588
		Tenet Healthcare Corp., Senior Secured Notes:
70,000	BB-	4.500% due 4/1/21	70,262
81,000	BB-	4.375% due 10/1/21	81,203
24,000	BB-	4.625% due 7/15/24	23,569
		UnitedHealth Group Inc., Senior Unsecured Notes:
120,000	A+	2.700% due 7/15/20	119,701
460,000	A+	3.375% due 11/15/21	463,803
80,000	A+	2.875% due 12/15/21	79,371
500,000	A+	3.850% due 6/15/28	505,729
22,000	A+	4.250% due 3/15/43	22,183
190,000	A+	4.750% due 7/15/45	206,478
70,000	A+	3.750% due 10/15/47	65,768
		WellCare Health Plans Inc., Senior Unsecured Notes:
118,000	BB	5.250% due 4/1/25	120,950
27,000	Ba2(b)	5.375% due 8/15/26(a)	27,878

		Total Healthcare — Services.	7,925,634

Home Builders — 0.0%
		Lennar Corp., Company Guaranteed Notes:
10,000	BB+	5.000% due 6/15/27	9,713
150,000	BB+	4.750% due 11/29/27	143,812
50,000	BB+	Toll Brothers Finance Corp., Company Guaranteed Notes, 4.375% due 4/15/23	49,948

		Total Home Builders	203,473

Household Products/Wares — 0.0%
		Central Garden & Pet Co., Company Guaranteed Notes:
48,000	BB-	6.125% due 11/15/23	49,740
80,000	BB-	5.125% due 2/1/28	75,500
100,000	A-	Clorox Co. (The), Senior Unsecured Notes, 3.900% due 5/15/28	100,828

		Total Household Products/Wares	226,068

Housewares — 0.0%
		Newell Brands Inc., Senior Unsecured Notes:
130,000	BBB-	3.150% due 4/1/21	128,166
120,000	BBB-	3.850% due 4/1/23	117,974
100,000	BBB-	4.200% due 4/1/26	96,643
30,000	BBB-	5.500% due 4/1/46	28,845

		Total Housewares	371,628

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Insurance — 0.7%
		American International Group Inc.:
$90,000	BBB-	Junior Subordinated Notes, 5.750% (3-Month USD-LIBOR + 2.868%) due 4/1/48(d)	$88,650
		Senior Unsecured Notes:
10,000	BBB+	4.875% due 6/1/22	10,490
130,000	BBB+	4.375% due 1/15/55	116,948
		Aon PLC, Company Guaranteed Notes:
80,000	A-	3.875% due 12/15/25	80,229
46,000	A-	4.450% due 5/24/43	44,491
54,000	A-	4.600% due 6/14/44	54,241
80,000	A-	4.750% due 5/15/45	81,628
350,000	BBB+	AXA Equitable Holdings Inc., Senior Unsecured Notes, 3.900% due 4/20/23(a)	349,403
400,000	AA	Berkshire Hathaway Finance Corp., Company Guaranteed Notes, 4.400% due 5/15/42	418,619
		Berkshire Hathaway Inc., Senior Unsecured Notes:
45,000	AA	2.750% due 3/15/23	44,331
30,000	AA	3.125% due 3/15/26	29,223
30,000	BBB+	Brighthouse Financial Inc., Senior Unsecured Notes, 4.700% due 6/22/47	25,228
		Chubb INA Holdings Inc., Company Guaranteed Notes:
60,000	A	2.300% due 11/3/20	59,090
70,000	A	3.350% due 5/3/26	68,855
100,000	BBB+	Farmers Exchange Capital, Subordinated Notes, 7.200% due 7/15/48(a)..	123,316
900,000	BBB+	Farmers Exchange Capital II, Subordinated Notes, 6.151% (3-Month USD-LIBOR + 3.744%) due 11/1/53(a)(d)	972,221
44,000	BBB+	Hartford Financial Services Group Inc. (The), Senior Unsecured Notes, 4.300% due 4/15/43	42,659
605,000	AA-	Jackson National Life Global Funding, Senior Secured Notes, 1.875% due 10/15/18(a)	604,649
		Marsh & McLennan Cos., Inc., Senior Unsecured Notes:
190,000	A-	2.750% due 1/30/22	186,278
370,000	A-	3.500% due 6/3/24	368,462
40,000	A-	3.500% due 3/10/25	39,653
11,000	A-	3.750% due 3/14/26	11,018
70,000	A-	4.350% due 1/30/47	71,232
		MetLife Inc.:
620,000	BBB	Junior Subordinated Notes, 6.400% due 12/15/36	663,400
95,000	A-	Senior Unsecured Notes, 3.000% due 3/1/25	91,482
850,000	A-	Nationwide Mutual Insurance Co., Subordinated Notes, 4.631% (3-Month USD-LIBOR + 2.290%) due 12/15/24(a)(d).	850,025
		Principal Financial Group Inc., Company Guaranteed Notes:
35,000	A-	3.125% due 5/15/23	34,377
25,000	A-	3.100% due 11/15/26	23,449
10,000	A-	4.625% due 9/15/42	10,278
140,000	A	Prudential Financial Inc., Senior Unsecured Notes, 7.375% due 6/15/19	145,064
		Teachers Insurance & Annuity Association of America, Subordinated Notes:
24,000	AA-	6.850% due 12/16/39(a)	31,905
320,000	AA-	4.900% due 9/15/44(a)	346,163

		Total Insurance	6,087,057

Internet — 0.2%
200,000	A+	Alibaba Group Holding Ltd., Senior Unsecured Notes, 4.400% due 12/6/57	190,245
		Amazon.com Inc., Senior Unsecured Notes:
470,000	AA-	3.150% due 8/22/27	454,854
89,000	AA-	4.800% due 12/5/34	98,058
80,000	AA-	3.875% due 8/22/37	79,406
160,000	AA-	4.950% due 12/5/44	182,285
137,000	AA-	4.050% due 8/22/47	136,087
70,000	AA-	4.250% due 8/22/57	70,450
35,000	BBB+	eBay Inc., Senior Unsecured Notes, 4.000% due 7/15/42	29,327

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Internet — 0.2% — (continued)
$80,000	B+	Netflix Inc., Senior Unsecured Notes, 5.500% due 2/15/22	$82,900
407,000	A+	Tencent Holdings Ltd., Senior Unsecured Notes, 2.985% due 1/19/23(a)	396,982

		Total Internet	1,720,594

Investment Companies — 0.0%
245,000	BBB-	Ares Capital Corp., Senior Unsecured Notes, 4.250% due 3/1/25	237,584

Iron/Steel — 0.0%
30,000	BBB-	ArcelorMittal, Senior Unsecured Notes, 7.000% due 10/15/39	35,040
260,000	BBB-	Vale Overseas Ltd., Company Guaranteed Notes, 6.875% due 11/21/36	300,625

		Total Iron/Steel	335,665

Leisure Time — 0.0%
110,000	BB-	VOC Escrow Ltd., Senior Secured Notes, 5.000% due 2/15/28(a)	106,516

Lodging — 0.1%
10,000	BB+	Hilton Domestic Operating Co., Inc., Company Guaranteed Notes, 5.125% due 5/1/26(a)	10,062
		Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Company Guaranteed Notes:
10,000	BB+	4.625% due 4/1/25	9,900
120,000	BB+	4.875% due 4/1/27	118,350
250,000	BBB-	Sands China Ltd., Senior Unsecured Notes, 5.125% due 8/8/25(a)	252,873

		Total Lodging	391,185

Machinery — Construction & Mining — 0.0%
20,000	A	ABB Finance USA Inc., Company Guaranteed Notes, 4.375% due 5/8/42	20,773

Machinery — Diversified — 0.1%
		John Deere Capital Corp., Senior Unsecured Notes:
90,000	A	2.250% due 4/17/19	89,776
70,000	A	1.700% due 1/15/20	68,978
5,000	A	2.650% due 1/6/22	4,947
320,000	BBB-	Nvent Finance Sarl, Company Guaranteed Notes, 3.950% due 4/15/23(a)	319,178

		Total Machinery — Diversified	482,879

Media — 1.1%
		21st Century Fox America Inc., Company Guaranteed Notes:
30,000	BBB+	4.500% due 2/15/21	30,899
25,000	BBB+	6.200% due 12/15/34	30,515
30,000	BBB+	6.650% due 11/15/37	39,041
10,000	BBB+	6.900% due 8/15/39	13,231
200,000	BB	Altice US Finance I Corp., Senior Secured Notes, 5.500% due 5/15/26(a)	197,000
350,000	BBB	CBS Corp., Company Guaranteed Notes, 3.700% due 6/1/28(a)	328,688
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
10,000	BB	5.250% due 9/30/22	10,088
400,000	BB	5.125% due 5/1/27(a)	382,500
161,000	BB	5.000% due 2/1/28(a)	151,586
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
50,000	BBB-	3.579% due 7/23/20	50,171
415,000	BBB-	4.464% due 7/23/22	423,819
380,000	BBB-	4.908% due 7/23/25	388,610
210,000	BBB-	3.750% due 2/15/28	194,436
260,000	BBB-	4.200% due 3/15/28	249,467
25,000	BBB-	6.384% due 10/23/35	26,831
50,000	BBB-	5.375% due 4/1/38	48,357
490,000	BBB-	6.484% due 10/23/45	525,203
25,000	BBB-	5.375% due 5/1/47	23,634
10,000	BBB-	5.750% due 4/1/48	9,890

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Media — 1.1% — (continued)
$160,000	A-	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 9.455% due 11/15/22	$196,553
		Comcast Corp., Company Guaranteed Notes:
317,000	A-	2.350% due 1/15/27	281,769
55,000	A-	3.300% due 2/1/27	52,888
10,000	A-	3.150% due 2/15/28	9,428
30,000	A-	6.500% due 11/15/35	36,529
50,000	A-	3.900% due 3/1/38	46,485
422,000	A-	3.400% due 7/15/46	350,987
113,000	A-	3.969% due 11/1/47	102,818
23,000	A-	3.999% due 11/1/49	20,884
39,000	A-	4.049% due 11/1/52	34,727
		Cox Communications Inc., Senior Unsecured Notes:
40,000	BBB	3.250% due 12/15/22(a)	38,974
310,000	BBB	3.150% due 8/15/24(a)	296,117
225,000	B-	CSC Holdings LLC, Senior Unsecured Notes, 8.625% due 2/15/19	230,764
		Discovery Communications LLC, Company Guaranteed Notes:
35,000	BBB-	2.200% due 9/20/19	34,725
275,000	BBB-	2.750% due 11/15/19(a)	273,561
160,000	BBB-	2.950% due 3/20/23	154,057
70,000	BBB-	3.950% due 6/15/25(a)	68,576
91,000	BBB-	4.875% due 4/1/43	84,585
5,000	BBB-	5.200% due 9/20/47	4,869
		DISH DBS Corp., Company Guaranteed Notes:
20,000	B	5.125% due 5/1/20	20,175
90,000	B	5.875% due 7/15/22	86,737
10,000	B	5.875% due 11/15/24	8,737
50,000	B	7.750% due 7/1/26	45,313
370,000	BBB-	Myriad International Holdings BV, Company Guaranteed Notes, 4.850% due 7/6/27(a)	366,007
40,000	A-	NBCUniversal Media LLC, Company Guaranteed Notes, 5.150% due 4/30/20.	41,426
		RELX Capital Inc., Company Guaranteed Notes:
10,000	BBB+	3.125% due 10/15/22	9,823
275,000	BBB+	3.500% due 3/16/23	273,974
115,000	BB	Sirius XM Radio Inc., Company Guaranteed Notes, 3.875% due 8/1/22(a).	113,413
		Time Warner Cable LLC, Senior Secured Notes:
410,000	BBB-	8.250% due 4/1/19	422,287
385,000	BBB-	4.000% due 9/1/21	388,320
230,000	BBB-	7.300% due 7/1/38	268,457
20,000	BBB-	5.875% due 11/15/40	20,084
290,000	BBB-	5.500% due 9/1/41	280,129
		Time Warner Entertainment Co. LP, Senior Secured Notes:
70,000	BBB-	8.375% due 3/15/23	81,517
40,000	BBB-	8.375% due 7/15/33	50,403
		Time Warner Inc., Company Guaranteed Notes:
60,000	BBB	4.700% due 1/15/21	61,950
110,000	BBB	4.750% due 3/29/21	113,484
234,000	BBB	3.875% due 1/15/26	227,593
230,000	BBB	3.800% due 2/15/27	221,181
30,000	BBB	6.250% due 3/29/41	33,466
50,000	BBB	5.350% due 12/15/43	49,174
200,000	B	UPC Holding BV, Senior Secured Notes, 5.500% due 1/15/28(a)	186,750
200,000	BB	UPCB Finance IV Ltd., Senior Secured Notes, 5.375% due 1/15/25(a)	198,020
		Viacom Inc., Senior Unsecured Notes:
40,000	BBB-	4.250% due 9/1/23	40,288
10,000	BBB-	3.875% due 4/1/24	9,833

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Media — 1.1% — (continued)
$80,000	BBB-	4.375% due 3/15/43	$69,279
200,000	BB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.250% due 1/15/26(a)	195,290

		Total Media	9,326,372

Mining — 0.4%
		Anglo American Capital PLC, Company Guaranteed Notes:
560,000	BBB-	3.625% due 9/11/24(a)	532,152
270,000	BBB-	4.750% due 4/10/27(a)	263,328
40,000	BBB	Barrick Gold Corp., Senior Unsecured Notes, 5.250% due 4/1/42	41,600
		Barrick North America Finance LLC, Company Guaranteed Notes:
70,000	BBB	5.700% due 5/30/41	76,584
90,000	BBB	5.750% due 5/1/43	99,624
		BHP Billsiton Finance USA Ltd., Company Guaranteed Notes:
150,000	A	5.000% due 9/30/43	168,552
310,000	BBB+	6.750% (5-Year USD Swap Rate + 5.093%) due 10/19/75(a)(d)	341,000
		Freeport-McMoRan Inc., Company Guaranteed Notes:
30,000	BB-	4.000% due 11/14/21	29,841
10,000	BB-	5.450% due 3/15/43	8,971
		Glencore Funding LLC, Company Guaranteed Notes:
40,000	BBB+	2.875% due 4/16/20(a)	39,501
20,000	BBB+	4.125% due 5/30/23(a)	19,915
210,000	BBB+	4.625% due 4/29/24(a)	211,739
280,000	BBB+	4.000% due 3/27/27(a)	263,525
50,000	BBB	Newmont Mining Corp., Company Guaranteed Notes, 4.875% due 3/15/42	49,410
760,000	BBB	Southern Copper Corp., Senior Unsecured Notes, 5.250% due 11/8/42	765,954
90,000	BB+	Yamana Gold Inc., Company Guaranteed Notes, 4.625% due 12/15/27	85,728

		Total Mining	2,997,424

Miscellaneous Manufacturers — 0.4%
55,000	BBB	Crane Co., Senior Unsecured Notes, 4.200% due 3/15/48	52,482
		Eaton Corp., Company Guaranteed Notes:
386,000	A-	2.750% due 11/2/22	377,166
185,000	A-	4.150% due 11/2/42	178,463
		General Electric Co.:
		Senior Unsecured Notes:
20,000	A	5.500% due 1/8/20	20,647
72,000	A	4.650% due 10/17/21	74,999
1,025,000	A	2.794% (3-Month USD-LIBOR + 0.480%) due 8/15/36(d)	855,714
122,000	A	6.150% due 8/7/37	143,308
230,000	A	5.875% due 1/14/38	263,511
258,000	A	6.875% due 1/10/39	326,837
144,000	A	4.500% due 3/11/44	139,998
141,000	A-	Subordinated Notes, 5.300% due 2/11/21	147,910
500,000	A+	Siemens Financieringsmaatschappij NV, Company Guaranteed Notes, 1.300% due 9/13/19(a)	493,659

		Total Miscellaneous Manufacturers	3,074,694

Office/Business Equipment — 0.0%
125,000	BB+	Pitney Bowes Inc., Senior Unsecured Notes, 3.625% due 9/15/20	124,219
50,000	BBB-	Xerox Corp., Senior Unsecured Notes, 3.625% due 3/15/23	47,322

		Total Office/Business Equipment	171,541

Oil & Gas — 1.9%
140,000	BBB	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/1/31	175,825
		Anadarko Petroleum Corp., Senior Unsecured Notes:
70,000	BBB	4.850% due 3/15/21	72,228
550,000	BBB	3.450% due 7/15/24	534,271

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Oil & Gas — 1.9% — (continued)
$40,000	BBB	6.450% due 9/15/36	$46,609
150,000	BBB	4.500% due 7/15/44	141,852
40,000	BBB	6.600% due 3/15/46	48,414
110,000	BBB-	Andeavor, Company Guaranteed Notes, 4.750% due 12/15/23	114,849
		Apache Corp., Senior Unsecured Notes:
181,000	BBB	3.250% due 4/15/22	179,330
309,000	BBB	5.100% due 9/1/40	309,364
10,000	BBB	4.750% due 4/15/43	9,606
60,000	BBB	4.250% due 1/15/44	53,882
		BP Capital Markets PLC, Company Guaranteed Notes:
110,000	A-	3.245% due 5/6/22	109,889
230,000	A-	3.216% due 11/28/23	227,743
270,000	A-	3.814% due 2/10/24	274,540
30,000	A-	3.535% due 11/4/24	30,056
310,000	A-	3.506% due 3/17/25	309,562
		Canadian Natural Resources Ltd., Senior Unsecured Notes:
290,000	BBB+	2.950% due 1/15/23	281,146
94,000	BBB+	3.850% due 6/1/27	91,619
70,000	BB-	Centennial Resource Production LLC, Company Guaranteed Notes, 5.375% due 1/15/26(a)	68,950
230,000	AA-	Chevron Corp., Senior Unsecured Notes, 2.954% due 5/16/26	221,454
		Cimarex Energy Co., Senior Unsecured Notes:
462,000	BBB-	4.375% due 6/1/24	468,772
456,000	BBB-	3.900% due 5/15/27	439,078
530,000	A+	CNOOC Finance 2015 USA LLC, Company Guaranteed Notes, 3.500% due 5/5/25...	513,654
		Concho Resources Inc., Company Guaranteed Notes:
100,000	BBB-	3.750% due 10/1/27	95,887
120,000	BBB-	4.300% due 8/15/28	120,118
		Continental Resources Inc., Company Guaranteed Notes:
110,000	BBB-	5.000% due 9/15/22	111,484
530,000	BBB-	4.500% due 4/15/23	542,782
1,070,000	BBB-	3.800% due 6/1/24	1,055,104
		Devon Energy Corp., Senior Unsecured Notes:
630,000	BBB	3.250% due 5/15/22	621,480
200,000	BBB	5.850% due 12/15/25	220,185
190,000	BBB	5.600% due 7/15/41	205,472
		Diamondback Energy Inc., Company Guaranteed Notes:
85,000	BB	4.750% due 11/1/24	85,850
50,000	BB	5.375% due 5/31/25	51,313
		Ecopetrol SA, Senior Unsecured Notes:
95,000	BBB-	4.125% due 1/16/25	93,100
750,000	BBB-	5.875% due 5/28/45	746,362
50,000	BB-	Endeavor Energy Resources LP/EER Finance Inc., Senior Unsecured Notes, 5.750% due 1/30/28(a)	50,063
10,000	B	Ensco PLC, Senior Unsecured Notes, 8.000% due 1/31/24	9,975
		EOG Resources Inc., Senior Unsecured Notes:
125,000	A-	2.450% due 4/1/20	123,861
90,000	A-	4.150% due 1/15/26	92,689
295,000	A-	3.900% due 4/1/35	292,568
		EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes:
100,000	CCC-	9.375% due 5/1/24(a)	79,250
40,000	CCC-	8.000% due 2/15/25(a)	29,100
		Exxon Mobil Corp., Senior Unsecured Notes:
380,000	AA+	3.043% due 3/1/26	371,401
70,000	AA+	4.114% due 3/1/46	72,045
235,000	AA	Harvest Operations Corp., Company Guaranteed Notes, 4.200% due 6/1/23(a)	238,768

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Oil & Gas — 1.9% — (continued)
		Kerr-McGee Corp., Company Guaranteed Notes:
$200,000	BBB	6.950% due 7/1/24	$228,535
75,000	BBB	7.875% due 9/15/31	94,734
40,000	BBB	Marathon Petroleum Corp., Senior Unsecured Notes, 4.750% due 9/15/44.	39,059
		Noble Energy Inc., Senior Unsecured Notes:
60,000	BBB	4.150% due 12/15/21	61,016
160,000	BBB	3.900% due 11/15/24	158,745
120,000	BBB	3.850% due 1/15/28	114,766
110,000	BBB	5.250% due 11/15/43	111,658
60,000	BBB	4.950% due 8/15/47	58,878
29,000	BB-	Oasis Petroleum Inc., Company Guaranteed Notes, 6.875% due 3/15/22	29,580
		Occidental Petroleum Corp., Senior Unsecured Notes:
100,000	A	3.125% due 2/15/22	99,648
100,000	A	2.700% due 2/15/23	97,434
90,000	A	3.400% due 4/15/26	89,287
90,000	A	4.625% due 6/15/45	95,144
75,000	BB-	Parsley Energy LLC/Parsley Finance Corp., Company Guaranteed Notes, 5.375% due 1/15/25(a)	75,930
105,000	BBB	Patterson-UTI Energy Inc., Company Guaranteed Notes, 3.950% due 2/1/28(a)	98,879
		Petrobras Global Finance BV, Company Guaranteed Notes:
1,358,000	BB-	5.299% due 1/27/25(a)	1,249,428
360,000	BB-	5.750% due 2/1/29	313,740
118,000	A-	Petro-Canada, Senior Unsecured Notes, 6.800% due 5/15/38	151,904
		Petroleos Mexicanos, Company Guaranteed Notes:
255,000	BBB+	6.000% due 3/5/20	263,925
610,000	BBB+	3.500% due 1/30/23	576,359
19,000	BBB+	6.625% due 6/15/35	18,477
35,000	BBB+	6.500% due 6/2/41	32,135
		Pioneer Natural Resources Co., Senior Unsecured Notes:
49,000	BBB	3.950% due 7/15/22	49,782
313,000	BBB	4.450% due 1/15/26	323,615
120,000	BB	QEP Resources Inc., Senior Unsecured Notes, 6.875% due 3/1/21	126,900
		Range Resources Corp., Company Guaranteed Notes:
20,000	BB+	5.875% due 7/1/22	20,300
110,000	BB+	5.000% due 3/15/23	108,163
30,000	BB+	4.875% due 5/15/25	28,875
		Shell International Finance BV, Company Guaranteed Notes:
180,000	A+	4.375% due 3/25/20	184,340
260,000	A+	2.875% due 5/10/26	249,279
114,000	A+	4.550% due 8/12/43	121,321
220,000	A+	4.375% due 5/11/45	227,867
40,000	A+	4.000% due 5/10/46	39,462
400,000	A+	Sinopec Group Overseas Development 2014 Ltd., Company Guaranteed Notes, 4.375% due 4/10/24(a)	409,828
5,000	A-	Suncor Energy Inc., Senior Unsecured Notes, 4.000% due 11/15/47	4,727
51,000	B+	Transocean Guardian Ltd., Senior Secured Notes, 5.875% due 1/15/24(a)	51,446
133,000	B+	Transocean Pontus Ltd., Senior Secured Notes, 6.125% due 8/1/25(a)	135,993
		Whiting Petroleum Corp.:
30,000	BB	Company Guaranteed Notes, 6.250% due 4/1/23	30,975
30,000	BB	Senior Unsecured Notes, 6.625% due 1/15/26	31,312

		Total Oil & Gas	16,234,996

Oil & Gas Services — 0.1%
		Halliburton Co., Senior Unsecured Notes:
220,000	A-	3.800% due 11/15/25	220,059
20,000	A-	4.850% due 11/15/35	21,028

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Oil & Gas Services — 0.1% — (continued)
$50,000	A-	5.000% due 11/15/45	$53,477
		Schlumberger Holdings Corp., Senior Unsecured Notes:
170,000	AA-	3.000% due 12/21/20(a)	169,580
200,000	AA-	4.000% due 12/21/25(a)	201,521
20,000	AA-	Schlumberger Norge AS, Company Guaranteed Notes, 4.200% due 1/15/21(a)	20,393
59,500	B+	Transocean Proteus Ltd., Senior Secured Notes, 6.250% due 12/1/24(a)	61,179

		Total Oil & Gas Services	747,237

Packaging & Containers — 0.2%
500,000	BBB	Amcor Finance USA Inc., Company Guaranteed Notes, 4.500% due 5/15/28(a)	505,315
130,000	BB+	Ball Corp., Company Guaranteed Notes, 4.000% due 11/15/23	127,562
		Berry Global Inc., Secured Notes:
80,000	BB-	5.125% due 7/15/23	79,900
40,000	BB-	4.500% due 2/15/26(a)	37,600
115,000	BB+	Graphic Packaging International LLC, Company Guaranteed Notes, 4.125% due 8/15/24	112,413
80,000	B+	Multi-Color Corp., Company Guaranteed Notes, 4.875% due 11/1/25(a)	74,800
59,000	BB	OI European Group BV, Company Guaranteed Notes, 4.000% due 3/15/23(a)	56,124
218,049	B+	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes, 5.750% due 10/15/20	218,594
		WestRock RKT Co., Company Guaranteed Notes:
600,000	BBB	3.500% due 3/1/20	601,676
39,000	BBB	4.900% due 3/1/22	40,579
20,000	BBB	4.000% due 3/1/23	20,325

		Total Packaging & Containers	1,874,888

Pharmaceuticals — 1.5%
		AbbVie Inc., Senior Unsecured Notes:
455,000	A-	3.600% due 5/14/25	445,108
40,000	A-	4.300% due 5/14/36	38,663
389,000	A-	4.400% due 11/6/42	366,245
35,000	A-	4.700% due 5/14/45	34,367
250,000	BBB	Allergan Finance LLC, Company Guaranteed Notes, 3.250% due 10/1/22	245,764
		Allergan Funding SCS, Company Guaranteed Notes:
130,000	BBB	3.000% due 3/12/20	129,701
495,000	BBB	3.450% due 3/15/22	491,792
630,000	BBB	3.800% due 3/15/25	625,282
40,000	BBB	3.850% due 6/15/24	39,932
200,000	BBB	4.550% due 3/15/35	197,019
220,000	BBB	4.750% due 3/15/45	219,936
		AstraZeneca PLC, Senior Unsecured Notes:
40,000	BBB+	2.375% due 6/12/22	38,623
200,000	BBB+	3.375% due 11/16/25	194,877
		Bausch Health Cos., Inc.:
		Company Guaranteed Notes:
128,000	B-	5.500% due 3/1/23(a)	121,297
272,000	B-	6.125% due 4/15/25(a)	253,980
59,000	B-	9.250% due 4/1/26(a)	62,733
30,000	BB-	Senior Secured Notes, 5.500% due 11/1/25(a)	30,038
560,000	BBB	Bayer US Finance II LLC, Company Guaranteed Notes, 4.375% due 12/15/28(a)	555,385
		Bayer US Finance LLC, Company Guaranteed Notes:
350,000	BBB	2.375% due 10/8/19(a)	347,345
665,000	BBB	3.000% due 10/8/21(a)	655,449
		Cardinal Health Inc., Senior Unsecured Notes:
70,000	BBB+	2.616% due 6/15/22	67,265
350,000	BBB+	3.079% due 6/15/24	332,901

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Pharmaceuticals — 1.5% — (continued)
		CVS Health Corp., Senior Unsecured Notes:
$95,000	BBB	3.125% due 3/9/20	$95,083
5,000	BBB	2.800% due 7/20/20	4,968
185,000	BBB	3.350% due 3/9/21	185,281
340,000	BBB	2.750% due 12/1/22	328,206
495,000	BBB	3.700% due 3/9/23	495,233
150,000	BBB	4.100% due 3/25/25	150,503
116,000	BBB	3.875% due 7/20/25	114,637
1,320,000	BBB	4.300% due 3/25/28	1,312,349
140,000	BBB	4.780% due 3/25/38	139,965
105,000	BBB	5.125% due 7/20/45	107,810
735,000	BBB	5.050% due 3/25/48	752,935
175,723	BBB	CVS Pass-Through Trust, Pass-Thru Certificates, 6.036% due 12/10/28	188,532
80,000	AA-	Eli Lilly & Co., Senior Unsecured Notes, 3.100% due 5/15/27	77,839
75,000	A+	GlaxoSmithKline Capital Inc., Company Guaranteed Notes, 3.875% due 5/15/28	76,386
325,000	A+	GlaxoSmithKline Capital PLC, Company Guaranteed Notes, 2.850% due 5/8/22	321,756
		Johnson & Johnson, Senior Unsecured Notes:
400,000	AAA	2.450% due 3/1/26	378,860
80,000	AAA	2.950% due 3/3/27	77,926
150,000	AAA	2.900% due 1/15/28	144,793
110,000	AAA	3.625% due 3/3/37	108,204
90,000	AA	Merck & Co., Inc., Senior Unsecured Notes, 2.750% due 2/10/25	87,243
20,000	AA-	Novartis Capital Corp., Company Guaranteed Notes, 3.100% due 5/17/27	19,335
90,000	AA	Pfizer Inc., Senior Unsecured Notes, 4.125% due 12/15/46	91,609
		Shire Acquisitions Investments Ireland DAC, Company Guaranteed Notes:
725,000	BBB-	1.900% due 9/23/19	716,768
555,000	BBB-	2.400% due 9/23/21	536,820
219,000	BBB-	2.875% due 9/23/23	209,374
		Teva Pharmaceutical Finance Co. BV, Company Guaranteed Notes:
80,000	BB	3.650% due 11/10/21	77,700
40,000	BB	2.950% due 12/18/22	37,005
90,000	BB	Teva Pharmaceutical Finance IV BV, Company Guaranteed Notes, 3.650% due 11/10/21	87,413
		Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes:
170,000	BB	1.700% due 7/19/19	167,162
340,000	BB	2.200% due 7/21/21	318,202
130,000	AA	Wyeth LLC, Company Guaranteed Notes, 5.950% due 4/1/37	158,571

		Total Pharmaceuticals	13,062,170

Pipelines — 1.4%
		Andeavor Logistics LP/Tesoro Logistics Finance Corp., Company Guaranteed Notes:
73,000	BBB-	6.250% due 10/15/22	75,646
150,000	BBB-	6.375% due 5/1/24	159,375
505,000	BBB-	5.250% due 1/15/25	517,625
		Buckeye Partners LP, Senior Unsecured Notes:
35,000	BBB-	4.875% due 2/1/21	35,685
50,000	BBB-	3.950% due 12/1/26	46,101
153,000	BBB-	5.850% due 11/15/43	145,596
42,000	BBB-	5.600% due 10/15/44	38,500
90,000	BB-	Cheniere Corpus Christi Holdings LLC, Senior Secured Notes, 5.125% due 6/30/27	91,913
285,000	BBB-	El Paso Natural Gas Co. LLC, Company Guaranteed Notes, 8.625% due 1/15/22	327,522
169,000	BB-	Energy Transfer Equity LP, Senior Secured Notes, 5.500% due 6/1/27	177,661
		Energy Transfer Partners LP, Company Guaranteed Notes:
178,000	BBB-	4.750% due 1/15/26	180,555
30,000	BBB-	4.950% due 6/15/28	30,691
300,000	BBB-	8.250% due 11/15/29	366,205

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Pipelines — 1.4% — (continued)
$105,000	BBB-	4.900% due 3/15/35	$98,156
75,000	BBB-	5.150% due 3/15/45	71,428
40,000	BB+	EnLink Midstream Partners LP, Senior Unsecured Notes, 2.700% due 4/1/19	39,809
		Enterprise Products Operating LLC, Company Guaranteed Notes:
165,000	BBB+	4.900% due 5/15/46	171,293
190,000	BBB-	5.250% (3-Month USD-LIBOR + 3.033%) due 8/16/77(d)	180,025
420,000	BBB-	EQT Midstream Partners LP, Senior Unsecured Notes, 5.500% due 7/15/28	433,389
		Kinder Morgan Energy Partners LP, Company Guaranteed Notes:
120,000	BBB-	6.850% due 2/15/20	125,959
460,000	BBB-	6.500% due 4/1/20	483,431
50,000	BBB-	3.500% due 3/1/21	50,121
75,000	BBB-	3.500% due 9/1/23	74,035
140,000	BBB-	5.400% due 9/1/44	142,372
		Kinder Morgan Inc., Company Guaranteed Notes:
40,000	BBB-	3.050% due 12/1/19	40,011
290,000	BBB-	4.300% due 3/1/28	288,145
10,000	BBB-	5.550% due 6/1/45	10,482
35,000	BBB+	Magellan Midstream Partners LP, Senior Unsecured Notes, 4.200% due 10/3/47	32,615
		MPLX LP, Senior Unsecured Notes:
180,000	BBB	4.500% due 7/15/23	185,347
290,000	BBB	4.875% due 6/1/25	301,682
155,000	BBB	4.000% due 3/15/28	149,781
150,000	BBB	4.500% due 4/15/38	140,168
40,000	BBB	5.200% due 3/1/47	40,146
260,000	BBB	4.700% due 4/15/48	244,513
59,000	BBB-	NGPL PipeCo LLC, Senior Unsecured Notes, 4.375% due 8/15/22(a)	59,664
150,000	A	Northern Natural Gas Co., Senior Unsecured Notes, 4.300% due 1/15/49(a)	149,887
210,000	Baa2(b)	Northwest Pipeline LLC, Senior Unsecured Notes, 4.000% due 4/1/27(a)	205,963
1,000,000	BBB-	Panhandle Eastern Pipe Line Co. LP, Senior Unsecured Notes, 8.125% due 6/1/19	1,038,941
284,640	BBB	Pipeline Funding Co. LLC, Senior Secured Notes, 7.500% due 1/15/30(a)	330,841
		Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes:
15,000	BBB-	3.650% due 6/1/22	14,879
300,000	BBB-	4.650% due 10/15/25	304,050
		Rockies Express Pipeline LLC, Senior Unsecured Notes:
235,000	BBB-	6.000% due 1/15/19(a)	237,557
177,000	BBB-	5.625% due 4/15/20(a)	183,416
446,970	BBB-	Ruby Pipeline LLC, Senior Unsecured Notes, 6.000% due 4/1/22(a).	466,848
		Sabine Pass Liquefaction LLC, Senior Secured Notes:
250,000	BBB-	5.625% due 4/15/23	267,745
220,000	BBB-	5.750% due 5/15/24	236,844
272,000	BBB-	5.625% due 3/1/25	290,476
20,000	BBB-	5.875% due 6/30/26	21,672
58,000	BBB+	Southern Natural Gas Co. LLC, Senior Unsecured Notes, 8.000% due 3/1/32	75,112
		Spectra Energy Partners LP, Senior Unsecured Notes:
95,000	BBB+	3.500% due 3/15/25	92,153
60,000	BBB+	4.500% due 3/15/45	57,480
35,000	BBB-	Sunoco Logistics Partners Operations LP, Company Guaranteed Notes, 5.350% due 5/15/45	33,967
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
50,000	BB-	4.250% due 11/15/23	48,625
40,000	BB-	5.875% due 4/15/26(a)	41,050
		Texas Eastern Transmission LP, Senior Unsecured Notes:
30,000	BBB+	2.800% due 10/15/22(a)	29,019
80,000	BBB+	3.500% due 1/15/28(a)	76,158
365,000	BBB+	4.150% due 1/15/48(a)	336,978

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Pipelines — 1.4% — (continued)
		TransCanada PipeLines Ltd., Senior Unsecured Notes:
$50,000	BBB+	2.500% due 8/1/22	$48,271
105,000	BBB+	4.875% due 5/15/48	108,525
		Transcontinental Gas Pipe Line Co. LLC, Senior Unsecured Notes:
411,000	BBB	7.850% due 2/1/26	506,350
205,000	BBB	4.000% due 3/15/28(a)	202,318
340,000	BBB	4.600% due 3/15/48(a)	336,150
		Williams Cos., Inc. (The), Senior Unsecured Notes:
50,000	BBB	7.500% due 1/15/31	61,153
260,000	BBB	7.750% due 6/15/31	319,202
116,000	BBB	8.750% due 3/15/32	155,875
570,000	BBB	Williams Partners LP, Senior Unsecured Notes, 5.250% due 3/15/20	586,797

		Total Pipelines	12,419,949

Real Estate Investment Trusts (REITs) — 1.1%
700,000	BBB	Alexandria Real Estate Equities Inc., Company Guaranteed Notes, 2.750% due 1/15/20	695,141
600,000	BBB	American Campus Communities Operating Partnership LP, Company Guaranteed Notes, 3.350% due 10/1/20	599,020
		American Tower Corp., Senior Unsecured Notes:
300,000	BBB-	3.400% due 2/15/19	300,629
235,000	BBB-	3.000% due 6/15/23	226,839
		Boston Properties LP, Senior Unsecured Notes:
235,000	A-	3.200% due 1/15/25	226,855
400,000	A-	2.750% due 10/1/26	366,953
464,000	BBB-	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 3.849% due 4/15/23	462,768
		Crown Castle International Corp., Senior Unsecured Notes:
10,000	BBB-	3.400% due 2/15/21	9,995
35,000	BBB-	5.250% due 1/15/23	36,861
350,000	BBB-	3.200% due 9/1/24	334,814
15,000	BBB-	3.700% due 6/15/26	14,399
25,000	BBB-	4.750% due 5/15/47	24,146
550,000	BBB-	Education Realty Operating Partnership LP, Company Guaranteed Notes, 4.600% due 12/1/24	564,097
80,000	A-	ERP Operating LP, Senior Unsecured Notes, 4.500% due 7/1/44	82,437
		HCP Inc., Senior Unsecured Notes:
525,000	BBB	3.750% due 2/1/19	525,732
555,000	BBB	4.250% due 11/15/23	561,326
400,000	BBB	Highwoods Realty LP, Senior Unsecured Notes, 3.200% due 6/15/21	395,074
350,000	BBB	Life Storage LP, Company Guaranteed Notes, 3.875% due 12/15/27	334,111
		MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Company Guaranteed Notes:
20,000	BB-	5.625% due 5/1/24	20,650
190,000	BB-	4.500% due 1/15/28	176,111
250,000	A-	Realty Income Corp., Senior Unsecured Notes, 3.000% due 1/15/27	233,191
400,000	BBB-	Reckson Operating Partnership LP, Company Guaranteed Notes, 7.750% due 3/15/20	424,715
		SBA Communications Corp., Senior Unsecured Notes:
120,000	B+	4.000% due 10/1/22	117,929
69,000	B+	4.875% due 9/1/24	68,255
1,240,000	BBB+	Ventas Realty LP/Ventas Capital Corp., Company Guaranteed Notes, 2.700% due 4/1/20	1,230,795
400,000	BBB-	VEREIT Operating Partnership LP, Company Guaranteed Notes, 3.000% due 2/6/19	399,961
654,00	A	WEA Finance LLC/Westfield UK & Europe Finance PLC, Company Guaranteed Notes, 2.700% due 9/17/19(a)	652,053
695,000	BBB+	Welltower Inc., Senior Unsecured Notes, 4.950% due 1/15/21	715,386

		Total Real Estate Investment Trusts (REITs)	9,800,243

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Retail — 0.4%
$163,000	B+	1011778 BC ULC/New Red Finance Inc., Senior Secured Notes, 4.250% due 5/15/24(a)	$156,073
250,000	BBB	Alimentation Couche-Tard Inc., Company Guaranteed Notes, 3.550% due 7/26/27(a)	237,658
40,000	B+	Beacon Roofing Supply Inc., Company Guaranteed Notes, 4.875% due 11/1/25(a)	37,100
105,000	BBB-	Bed Bath & Beyond Inc., Senior Unsecured Notes, 5.165% due 8/1/44	79,869
61,000	BBB	Dollar General Corp., Senior Unsecured Notes, 4.150% due 11/1/25	61,813
		Home Depot Inc. (The), Senior Unsecured Notes:
60,000	A	3.000% due 4/1/26	57,974
10,000	A	2.125% due 9/15/26	9,042
85,000	BB	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Company Guaranteed Notes, 5.250% due 6/1/26(a)	85,213
45,000	A-	Lowe’s Cos., Inc., Senior Unsecured Notes, 2.500% due 4/15/26	41,638
		McDonald’s Corp., Senior Unsecured Notes:
170,000	BBB+	3.700% due 1/30/26	169,608
40,000	BBB+	3.500% due 3/1/27	39,163
10,000	BBB+	3.700% due 2/15/42	9,082
180,000	BBB+	4.600% due 5/26/45	182,352
40,000	BBB+	4.875% due 12/9/45	41,974
30,000	BBB+	4.450% due 3/1/47	30,193
100,000	B-	Rite Aid Corp., Company Guaranteed Notes, 6.125% due 4/1/23(a)	90,220
		Starbucks Corp., Senior Unsecured Notes:
45,000	BBB+	3.800% due 8/15/25	45,069
30,000	BBB+	3.750% due 12/1/47	26,644
15,000	BBB+	4.500% due 11/15/48	14,829
30,000	BBB-	Tapestry Inc., Senior Unsecured Notes, 4.125% due 7/15/27	28,804
30,000	BBB	Walgreen Co., Company Guaranteed Notes, 4.400% due 9/15/42	27,419
		Walgreens Boots Alliance Inc., Senior Unsecured Notes:
235,000	BBB	2.700% due 11/18/19	234,296
865,000	BBB	3.450% due 6/1/26	826,188
85,000	BBB	4.800% due 11/18/44	82,324
45,000	BBB	4.650% due 6/1/46	42,608
		Walmart Inc., Senior Unsecured Notes:
615,000	AA	3.550% due 6/26/25	623,115
290,000	AA	3.700% due 6/26/28	293,301
73,000	AA	4.300% due 4/22/44	77,181
15,000	AA	4.050% due 6/29/48	15,209

		Total Retail	3,665,959

Semiconductors — 0.4%
		Analog Devices Inc., Senior Unsecured Notes:
120,000	BBB	2.850% due 3/12/20	119,632
60,000	BBB	3.500% due 12/5/26	58,025
10,000	BBB	5.300% due 12/15/45	10,874
10,000	A-	Applied Materials Inc., Senior Unsecured Notes, 5.850% due 6/15/41	12,038
		Broadcom Corp./Broadcom Cayman Finance Ltd., Company Guaranteed Notes:
675,000	BBB-	2.375% due 1/15/20	668,033
160,000	BBB-	3.000% due 1/15/22	156,187
25,000	BBB-	2.650% due 1/15/23	23,686
110,000	BBB-	3.625% due 1/15/24	106,639
310,000	BBB-	3.125% due 1/15/25	287,313
135,000	BBB-	3.875% due 1/15/27	126,527
		Intel Corp., Senior Unsecured Notes:
70,000	A+	3.700% due 7/29/25	71,042
30,000	A+	4.100% due 5/19/46	30,141
54,000	A+	3.734% due 12/8/47	50,834
6,000	BBB	KLA-Tencor Corp., Senior Unsecured Notes, 4.650% due 11/1/24	6,222

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Semiconductors — 0.4% — (continued)
		Lam Research Corp., Senior Unsecured Notes:
$54,000	BBB+	2.800% due 6/15/21	$53,280
30,000	BBB+	3.800% due 3/15/25	30,012
		NXP BV/NXP Funding LLC, Company Guaranteed Notes:
1,271,000	BBB-	4.125% due 6/1/21(a)	1,275,766
210,000	BBB-	3.875% due 9/1/22(a)	208,688
		QUALCOMM Inc., Senior Unsecured Notes:
35,000	A-	3.450% due 5/20/25	34,123
129,000	A-	4.800% due 5/20/45	131,150
115,000	A-	4.300% due 5/20/47	108,345
35,000	A+	Texas Instruments Inc., Senior Unsecured Notes, 4.150% due 5/15/48	35,675

		Total Semiconductors	3,604,232

Shipbuilding — 0.1%
		Huntington Ingalls Industries Inc., Company Guaranteed Notes:
239,000	BBB-	5.000% due 11/15/25(a)	248,297
310,000	Baa3(b)	3.483% due 12/1/27	295,182

		Total Shipbuilding	543,479

Software — 0.7%
		Activision Blizzard Inc., Senior Unsecured Notes:
120,000	BBB+	2.300% due 9/15/21	116,342
160,000	BBB+	3.400% due 9/15/26	154,132
170,000	BBB+	3.400% due 6/15/27	161,805
20,000	BBB	Autodesk Inc., Senior Unsecured Notes, 3.500% due 6/15/27	18,773
88,000	B-	Change Healthcare Holdings LLC/Change Healthcare Finance Inc., Senior Unsecured Notes, 5.750% due 3/1/25(a)	86,350
		Fidelity National Information Services Inc.:
19,000	BBB	Company Guaranteed Notes, 3.500% due 4/15/23	18,919
		Senior Unsecured Notes:
9,000	BBB	5.000% due 10/15/25	9,553
145,000	BBB	4.750% due 5/15/48	146,900
		First Data Corp., Senior Secured Notes:
136,000	BB	5.375% due 8/15/23(a)	138,740
95,000	BB	5.000% due 1/15/24(a)	95,551
200,000	BB	IQVIA Inc., Company Guaranteed Notes, 5.000% due 10/15/26(a)	198,250
		Microsoft Corp., Senior Unsecured Notes:
180,000	AAA	1.550% due 8/8/21	173,526
270,000	AAA	2.400% due 2/6/22	265,445
270,000	AAA	2.875% due 2/6/24	265,928
70,000	AAA	2.700% due 2/12/25	67,670
1,030,000	AAA	2.400% due 8/8/26	959,834
775,000	AAA	3.300% due 2/6/27	769,138
10,000	AAA	3.450% due 8/8/36	9,574
20,000	AAA	4.100% due 2/6/37	20,895
175,000	AAA	3.700% due 8/8/46	169,533
130,000	AAA	3.950% due 8/8/56	129,007
120,000	AAA	4.500% due 2/6/57	131,398
		Oracle Corp., Senior Unsecured Notes:
630,000	AA-	2.500% due 10/15/22	613,546
25,000	AA-	2.650% due 7/15/26	23,373
235,000	AA-	3.250% due 11/15/27	227,912
100,000	AA-	4.500% due 7/8/44	104,153
170,000	AA-	4.000% due 7/15/46	164,257
30,000	AA-	4.000% due 11/15/47	28,988

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Software — 0.7% — (continued)
		salesforce.com Inc., Senior Unsecured Notes:
$130,000	A-	3.250% due 4/11/23	$129,990
250,000	A-	3.700% due 4/11/28	250,204

		Total Software	5,649,686

Telecommunications — 1.9%
330,000	A-	América Móvil SAB de CV, Company Guaranteed Notes, 5.000% due 3/30/20	338,271
		AT&T Inc., Senior Unsecured Notes:
10,000	BBB	5.800% due 2/15/19	10,134
98,000	BBB	4.600% due 2/15/21	100,617
540,000	BBB	3.200% due 3/1/22	534,467
290,000	BBB	3.400% due 5/15/25	276,128
1,295,000	BBB	4.300% due 2/15/30(a)	1,244,622
65,000	BBB	4.500% due 5/15/35	60,608
225,000	BBB	4.800% due 6/15/44	206,097
480,000	BBB	4.350% due 6/15/45	413,141
650,000	BBB	4.750% due 5/15/46	589,880
340,000	BBB	5.150% due 11/15/46(a)	325,022
118,000	BBB	4.500% due 3/9/48	102,509
300,000	BBB-	Bharti Airtel Ltd., Senior Unsecured Notes, 4.375% due 6/10/25(a)	283,782
190,000	BBB+	Deutsche Telekom International Finance BV, Company Guaranteed Notes, 1.950% due 9/19/21(a)	182,021
56,000	CCC-	Intelsat Connect Finance SA, Company Guaranteed Notes, 9.500% due 2/15/23(a)	55,885
		Intelsat Jackson Holdings SA, Company Guaranteed Notes:
42,000	CCC+	5.500% due 8/1/23	38,417
124,000	CCC+	9.750% due 7/15/25(a)	131,595
110,000	CCC-	Intelsat Luxembourg SA, Company Guaranteed Notes, 8.125% due 6/1/23	95,838
		Motorola Solutions Inc., Senior Unsecured Notes:
50,000	BBB-	3.500% due 9/1/21	49,790
26,000	BBB-	4.000% due 9/1/24	25,781
45,000	BBB+	Rogers Communications Inc., Company Guaranteed Notes, 4.300% due 2/15/48	44,418
		Sprint Capital Corp., Company Guaranteed Notes:
19,000	B	6.875% due 11/15/28	18,905
96,000	B	8.750% due 3/15/32	106,320
138,000	B+	Sprint Communications Inc., Company Guaranteed Notes, 9.000% due 11/15/18(a)	139,725
		Sprint Corp., Company Guaranteed Notes:
20,000	B	7.250% due 9/15/21	21,019
30,000	B	7.875% due 9/15/23	32,362
50,000	B	7.625% due 2/15/25	53,188
		Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes:
2,260,375	Baa2(b)	3.360% due 9/20/21(a)	2,253,730
930,000	Baa2(b)	4.738% due 3/20/25(a)	932,325
490,000	BB+	Telecom Italia SpA, Senior Unsecured Notes, 5.303% due 5/30/24(a)	490,613
		Telefonica Emisiones SAU, Company Guaranteed Notes:
330,000	BBB	4.103% due 3/8/27	321,724
150,000	BBB	4.895% due 3/6/48	143,501
		Telefónica Emisiones SAU, Company Guaranteed Notes:
70,000	BBB	5.877% due 7/15/19	71,758
680,000	BBB	5.134% due 4/27/20	700,865
		T-Mobile USA Inc., Company Guaranteed Notes:
63,000	BB+	4.500% due 2/1/26	60,165
194,000	BB+	4.750% due 2/1/28	182,952
		Verizon Communications Inc., Senior Unsecured Notes:
50,000	BBB+	3.450% due 3/15/21	50,437

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Telecommunications — 1.9% — (continued)
$350,000	BBB+	3.000% due 11/1/21	$348,221
80,000	BBB+	3.500% due 11/1/24	79,230
210,000	BBB+	2.625% due 8/15/26	190,674
120,000	BBB+	4.125% due 3/16/27	120,882
731,000	BBB+	4.329% due 9/21/28(a)	737,447
260,000	BBB+	4.500% due 8/10/33	257,555
336,000	BBB+	4.400% due 11/1/34	325,991
460,000	BBB+	4.272% due 1/15/36	435,717
150,000	BBB+	5.250% due 3/16/37	159,343
805,000	BBB+	4.862% due 8/21/46	798,995
175,000	BBB+	5.500% due 3/16/47	189,841
150,000	BBB+	4.522% due 9/15/48	141,723
105,000	BBB+	5.012% due 4/15/49	105,996
85,000	BBB+	5.012% due 8/21/54	83,487
		Vodafone Group PLC, Senior Unsecured Notes:
270,000	BBB+	3.750% due 1/16/24	268,489
115,000	BBB+	4.125% due 5/30/25	115,001
815,000	BBB+	4.375% due 5/30/28	812,019
505,000	BBB+	5.250% due 5/30/48	511,084

		Total Telecommunications	16,370,307

Textiles — 0.0%
		Cintas Corp. No 2, Company Guaranteed Notes:
100,000	BBB+	2.900% due 4/1/22	98,421
110,000	BBB+	3.700% due 4/1/27	109,218

		Total Textiles	207,639

Transportation — 0.3%
		Burlington Northern Santa Fe LLC, Senior Unsecured Notes:
50,000	A+	4.375% due 9/1/42	51,859
79,000	A+	4.550% due 9/1/44	83,100
10,000	A+	3.900% due 8/1/46	9,596
15,000	A+	4.125% due 6/15/47	15,024
40,000	A+	4.150% due 12/15/48	39,967
		CSX Corp., Senior Unsecured Notes:
40,000	BBB+	3.250% due 6/1/27	38,131
55,000	BBB+	3.800% due 3/1/28	54,566
50,000	BBB+	3.800% due 11/1/46	45,702
65,000	BBB+	4.300% due 3/1/48	63,376
		FedEx Corp., Company Guaranteed Notes:
135,000	BBB	3.875% due 8/1/42	120,683
49,000	BBB	4.100% due 2/1/45	44,843
40,000	BBB	4.400% due 1/15/47	38,127
35,000	BBB	4.050% due 2/15/48	32,116
		Norfolk Southern Corp., Senior Unsecured Notes:
30,000	BBB+	3.650% due 8/1/25	30,114
50,000	BBB+	2.900% due 6/15/26	47,459
75,000	BBB+	3.150% due 6/1/27	71,683
95,000	BBB+	4.150% due 2/28/48	92,459
140,000	BBB+	Ryder System Inc., Senior Unsecured Notes, 2.650% due 3/2/20	139,029
		Union Pacific Corp., Senior Unsecured Notes:
64,000	A-	4.163% due 7/15/22	66,150
50,000	A-	3.750% due 7/15/25	50,512
585,000	A-	3.950% due 9/10/28	590,984
250,000	A-	4.500% due 9/10/48	256,433

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Transportation — 0.3% — (continued)
$20,000	A-	3.799% due 10/1/51	$17,971
64,000	A-	3.875% due 2/1/55	56,770
115,000	A-	4.800% due 9/10/58	120,562
190,000	A-	4.100% due 9/15/67	168,200
		United Parcel Service Inc., Senior Unsecured Notes:
60,000	A+	2.500% due 4/1/23	58,171
40,000	A+	3.050% due 11/15/27	38,537

		Total Transportation	2,442,124

Trucking & Leasing — 0.0%
		Park Aerospace Holdings Ltd., Company Guaranteed Notes:
40,000	BB	5.250% due 8/15/22(a)	40,900
60,000	BB	5.500% due 2/15/24(a)	61,800
265,000	BBB	Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes, 3.400% due 11/15/26(a)	249,775

		Total Trucking & Leasing	352,475

		TOTAL CORPORATE BONDS & NOTES (Cost — $287,949,810)	288,090,699

MORTGAGE-BACKED SECURITIES — 24.8%
FHLMC — 6.5%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
1,029,930		5.000% due 6/1/21 — 7/1/48	1,096,307
9,533,946		4.000% due 10/1/25 — 7/1/48	9,775,556
2,447,932		4.500% due 4/1/29 — 6/1/48	2,545,773
609,026		5.500% due 1/1/30 — 2/1/40	654,883
10,516,308		3.000% due 3/1/31 — 1/1/48	10,215,117
177,429		6.500% due 8/1/37 — 9/1/39	198,250
57,845		6.000% due 5/1/38 — 6/1/39	63,632
17,323		7.000% due 3/1/39	19,476
25,839,260		3.500% due 12/1/42 — 3/1/48	25,807,730
820,000		3.500% due 9/1/48(i)	815,740
390,000		4.000% due 9/1/48(i)	397,343
4,025,000		4.500% due 9/1/48(i)	4,182,620
600,000		5.000% due 9/1/48(i)	634,172

		TOTAL FHLMC	56,406,599

FNMA — 12.0%
		Federal National Mortgage Association (FNMA):
15,982,200		4.000% due 10/1/19 — 6/1/57	16,370,362
1,542,981		5.500% due 10/1/19 — 9/1/56	1,676,073
114,161		4.400% due 2/1/20	116,123
1,145,000		3.459% due 11/1/20	1,156,156
462,449		3.540% due 11/1/20	467,737
174,085		6.000% due 9/1/21 — 10/1/35	188,840
1,104,340		3.650% due 11/1/21	1,123,625
1,557,280		5.000% due 6/1/22 — 5/1/48	1,662,590
10,140,724		4.500% due 3/1/24 — 9/1/57	10,574,867
19,359,572		3.500% due 11/1/25 — 3/1/57	19,345,328
1,441,918		2.964% due 5/1/27	1,411,332
3,438,785		2.500% due 11/1/27 — 10/1/42	3,329,595
19,131,131		3.000% due 12/1/27 — 1/1/48	18,718,187
525,000		3.010% due 4/1/28	508,634
545,000		3.050% due 4/1/28	528,495
815,000		3.480% due 8/1/28	819,639

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
FNMA — 12.0% — (continued)
$788,733		4.240% due 12/1/29	$825,699
3,000,000		2.500% due 9/1/33(i)	2,916,181
6,070,000		3.000% due 9/1/33 — 9/1/48(i)	5,909,255
5,550,000		3.500% due 9/1/33 — 9/1/48(i)	5,580,460
155,308		3.804% (1-Year USD-LIBOR + 1.554%) due 3/1/34(d)	162,309
363,386		3.360% due 7/1/35	362,556
41,813		3.503% (1-Year Treasury Average Rate + 1.840%) due 10/1/35(d)	42,776
39,250		3.580% (1-Year Treasury Average Rate + 1.927%) due 11/1/35(d)	40,299
15,866		3.624% (1-Year Treasury Average Rate + 1.969%) due 11/1/35(d)	16,317
88,238		3.373% (1-Year USD-LIBOR + 1.623%) due 9/1/36(d)	92,170
27,544		7.000% due 4/1/37	29,949
100,104		3.640% (1-Year USD-LIBOR + 1.265%) due 5/1/37(d)	105,058
279,829		6.500% due 9/1/37 — 5/1/40	314,244
4,180,000		4.000% due 9/1/48(i)	4,256,585
4,000,000		4.500% due 9/1/48 — 10/1/48(i)	4,151,513
900,000		5.000% due 9/1/48 — 10/1/48(i)	950,581

		TOTAL FNMA	103,753,535

GNMA — 6.3%
		Government National Mortgage Association (GNMA):
44,784		6.000% due 12/15/33 — 6/15/37	48,609
609,776		5.000% due 10/15/34 — 9/15/40	647,288
47,441		5.500% due 5/15/37 — 6/15/38	51,462
71,094		6.500% due 1/15/38 — 10/15/38	80,304
141,288		4.500% due 3/15/41	147,841
697,279		4.000% due 6/15/41 — 11/15/45	718,522
		Government National Mortgage Association II (GNMA):
7,495,000		4.500% due 9/20/48 — 10/20/48(i)	7,788,404
1,865,000		5.000% due 9/20/48 — 10/20/48(i)	1,957,595
708		9.000% due 11/20/21	740
114,742		6.000% due 7/20/37 — 11/20/40	126,066
2,811,786		4.500% due 1/20/40 — 7/20/47	2,940,975
3,691,694		5.000% due 7/20/40 — 7/20/48	3,889,958
4,424,944		4.000% due 11/20/40 — 7/20/48	4,556,168
7,413,529		3.000% due 1/20/43 — 11/20/47	7,264,773
12,348,099		3.500% due 6/20/43 — 8/20/48	12,419,943
3,600,000		3.000% due 9/20/47(i)	3,521,812
1,800,000		3.500% due 9/20/47(i)	1,807,102
6,965,000		4.000% due 9/20/48(i)	7,133,956

		TOTAL GNMA	55,101,518

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $218,917,933)	215,261,652

U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 23.7%
U.S. GOVERNMENT AGENCIES — 0.3%
345,000		Federal Home Loan Bank (FHLB), 4.000% due 9/1/28	366,252
		Federal National Mortgage Association (FNMA):
650,000		zero coupon, due 10/9/19	631,697
405,000		7.125% due 1/15/30	556,322
		Federal National Mortgage Association (FNMA), Principal Strip:
575,000		zero coupon, due 1/15/30(j)	393,413
595,000		zero coupon, due 5/15/30(j)	400,282
		Residual Funding Corp., Principal Strip:
240,000		zero coupon, due 7/15/20(j)	228,171

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
U.S. GOVERNMENT AGENCIES — 0.3% — (continued)
$325,000		zero coupon, due 1/15/21(j)	$304,383

		TOTAL U.S. GOVERNMENT AGENCIES	2,880,520

U.S. GOVERNMENT OBLIGATIONS — 23.4%
		U.S. Treasury Bonds:
1,660,000		4.500% due 2/15/36	2,023,871
795,000		5.000% due 5/15/37	1,033,997
615,000		4.625% due 2/15/40	776,798
690,000		3.750% due 8/15/41	777,247
4,195,000		3.125% due 11/15/41	4,290,125
1,360,000		2.750% due 8/15/42	1,302,173
100,000		3.125% due 2/15/43	102,109
1,005,000		3.625% due 8/15/43	1,113,999
19,810,000		3.750% due 11/15/43	22,411,610
415,000		3.125% due 8/15/44	423,932
400,000		2.500% due 2/15/45	362,937
5,950,000		3.000% due 5/15/45	5,944,306
895,000		2.875% due 8/15/45	872,940
1,188,000		3.000% due 2/15/47	1,186,817
2,040,000		2.750% due 8/15/47	1,937,602
24,155,000		3.125% due 5/15/48	24,721,133
3,745,000		3.000% due 8/15/48	3,738,929
		U.S. Treasury Inflation Indexed Bonds:
305,455		2.125% due 2/15/40	380,262
691,418		0.750% due 2/15/42	671,459
118,934		1.375% due 2/15/44	131,993
659,106		1.000% due 2/15/48	677,111
595,546		U.S. Treasury Inflation Indexed Notes, 0.375% due 7/15/23	588,096
		U.S. Treasury Notes:
6,140,000		2.625% due 7/31/20	6,139,640
2,640,000		2.375% due 3/15/21	2,620,870
11,735,000		2.375% due 4/15/21	11,645,612
2,424,000		1.375% due 5/31/21	2,340,722
5,870,000		2.625% due 6/15/21	5,860,828
2,485,000		2.625% due 7/15/21	2,480,632
2,430,000		2.000% due 12/31/21	2,375,420
2,140,000		2.000% due 10/31/22	2,078,768
13,775,000		2.625% due 6/30/23	13,705,318
21,765,000		2.750% due 7/31/23	21,778,178
750,000		2.750% due 8/31/23	750,527
6,010,000		2.000% due 6/30/24	5,761,383
5,491,000		2.125% due 9/30/24	5,290,021
2,925,000		2.250% due 10/31/24	2,837,079
2,110,000		2.875% due 4/30/25	2,120,014
5,665,000		2.875% due 5/31/25	5,690,338
3,090,000		2.750% due 6/30/25	3,079,921
1,435,000		2.375% due 5/15/27	1,384,215
3,800,000		2.250% due 11/15/27	3,615,938
1,315,000		2.750% due 2/15/28	1,303,442
22,337,000		2.875% due 5/15/28	22,366,230
2,255,000		2.875% due 8/15/28	2,259,625

		TOTAL U.S. GOVERNMENT OBLIGATIONS	202,954,167

		TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $206,506,697)	205,834,687

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0%
$270,000	AAA	225 Liberty Street Trust, Series 2016-225L, Class A, 3.597% due 2/10/36(a)	$269,581
2,800,000	BB+	Accredited Mortgage Loan Trust, Series 2007-1, Class A4, 2.285% (1-Month USD-LIBOR + 0.220%) due 2/25/37(d)	2,738,825
97,205	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 2.715% (1-Month USD-LIBOR + 0.650%) due 6/25/29(d)	84,135
		Alternative Loan Trust:
292,341	CCC	Series 2005-24, Class 4A1, 2.299% (1-Month USD-LIBOR + 0.230%) due 7/20/35(d)	287,064
1,335,141	CCC	Series 2005-56, Class 4A1, 2.375% (1-Month USD-LIBOR + 0.310%) due 11/25/35(d)	1,292,647
		Ascentium Equipment Receivables Trust:
1,159,987	Aaa(b)	Series 2017-2A, Class A2, 2.000% due 5/11/20(a)	1,154,400
550,000	Aaa(b)	Series 2017-2A, Class A3, 2.310% due 12/10/21(a)	541,050
1,015,506	CCC	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2007-HE1, Class A1B, 2.215% (1-Month USD-LIBOR + 0.150%) due 12/25/36(d)	991,849
515,000	AAA	Babson CLO Ltd., Series 2013-IA, Class AR, 3.148% (3-Month USD-LIBOR + 0.800%) due 1/20/28(a)(d)	513,131
		BAMLL Commercial Mortgage Securities Trust:
480,000	AA-	Series 2015-200P, Class B, 3.490% due 4/14/33(a)	472,037
420,000	AAAe(k)	Series 2018-PARK, Class A, 4.091% due 8/10/38(a)(d)	434,933
54,060	AA+	Banc of America Mortgage Trust, Series 2004-F, Class 1A1, 4.487% due 7/25/34(d)	55,429
285,000	AAA	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430% due 11/5/36(a)	282,677
270,905	WD(k)	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 4.088% due 5/25/47(d)	245,366
		Bear Stearns ALT-A Trust:
188,277	BBB-	Series 2004-7, Class 2A1, 4.288% due 8/25/34(d)	191,149
122,260	B	Series 2005-4, Class 23A2, 3.877% due 5/25/35(d)	124,555
478,317	CCC	Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC6, Class 1A3, 5.500% due 9/25/35(d)	478,857
130,714	BBB	Bear Stearns Structured Products Trust, Series 2007-EMX1, Class A1, 3.065% (1-Month USD-LIBOR + 1.000%) due 3/25/37(a)(d)	135,417
285,000	AAA	BENCHMARK Mortgage Trust, Series 2018-B1, Class A2, 3.571% due 1/15/51	288,615
650,120	AAA	BX Trust, Series 2017-SLCT, Class A, 2.983% (1-Month USD-LIBOR + 0.920%) due 7/15/34(a)(d)	651,032
778,878	AA+	Centex Home Equity Loan Trust, Series 2006-A, Class AV4, 2.315% (1-Month USD-LIBOR + 0.250%) due 6/25/36(d)	778,277
235,000	AAA	CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class A, 2.808% due 4/10/28(a)	234,144
545,000	AAA	CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, 3.369% due 3/13/35(a)	544,998
131,560	BB	Chase Mortgage Finance Trust, Series 2007-A1, Class 5A1, 4.106% due 2/25/37(d)	133,129
		Chevy Chase Funding LLC Mortgage-Backed Certificates:
897,019	A+	Series 2004-2A, Class A1, 2.335% (1-Month USD-LIBOR + 0.270%) due 5/25/35(a)(d)	882,782
1,900,032	CCC	Series 2004-2A, Class B1, 2.578% due 5/25/35(a)(d)	1,452,488
1,328,265	NR	CIM Trust, Series 2018-R5, Class A1, 3.750% due 7/25/58(a)(d)	1,325,042
464,667	Caa1(b)	Citicorp Mortgage Securities Trust, Series 2007-3, Class 1A4, 6.000% due 4/25/37	454,510
		Citigroup Commercial Mortgage Trust:
620,000	Aaa(b)	Series 2013-375P, Class A, 3.251% due 5/10/35(a)	617,826
300,000	BB(k)	Series 2014-GC19, Class E, 4.666% due 3/10/47(a)(d)	233,291
140,000	Aa1(b)	Series 2014-GC25, Class AS, 4.017% due 10/10/47	140,997
440,000	Aaa(b)	Series 2015-GC27, Class A5, 3.137% due 2/10/48	431,320
420,000	BBB-(k)	Series 2015-GC33, Class D, 3.172% due 9/10/58	343,928
575,000	Aaa(b)	Series 2015-P1, Class A5, 3.717% due 9/15/48	582,882
355,000	Aaa(b)	Series 2017-P7, Class AAB, 3.509% due 4/14/50	356,499
1,651,640	CC	Citigroup Mortgage Loan Trust, Series 2006-AR6, Class 2A4, 2.285% (1-Month USD-LIBOR + 0.220%) due 9/25/36(d)	660,087
2,056,896	AA+	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2017-CD4, Class XA, 1.477% due 5/10/50(d)(l)	168,653

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
$415,000	AAA	CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.871% due 11/10/31(a)(d)	$403,375
490,000	AAA	Cold Storage Trust, Series 2017-ICE3, Class A, 3.063% (1-Month USD-LIBOR + 1.000%) due 4/15/36(a)(d)	492,251
		Commercial Mortgage Trust:
265,000	AAA(k)	Series 2013-300P, Class A1, 4.353% due 8/10/30(a)	274,955
190,000	AA-(k)	Series 2013-300P, Class B, 4.540% due 8/10/30(a)(d)	196,547
260,000	BB	Series 2013-CR9, Class E, 4.391% due 7/10/45(a)(d)	146,026
535,000	Aaa(b)	Series 2013-CR11, Class A3, 3.983% due 8/10/50	551,418
40,000	Aa3(b)	Series 2013-CR12, Class B, 4.762% due 10/10/46(d)	41,355
20,000	A3(b)	Series 2013-CR12, Class C, 5.250% due 10/10/46(d)	20,166
265,000	AAA(k)	Series 2014-277P, Class A, 3.732% due 8/10/49(a)(d)	268,020
140,000	AAA	Series 2014-CR18, Class A5, 3.828% due 7/15/47	143,169
685,000	AAA	Series 2014-CR18, Class ASB, 3.452% due 7/15/47	689,663
210,000	A-(k)	Series 2014-CR21, Class C, 4.562% due 12/10/47(d)	205,311
345,000	Aaa(b)	Series 2014-LC17, Class A5, 3.917% due 10/10/47	353,890
5,254,537	Aa1(b)	Series 2015-CR25, Class XA, 1.080% due 8/10/48(d)(l)	250,677
270,000	AAA	Series 2016-787S, Class A, 3.545% due 2/10/36(a)	268,670
		Core Industrial Trust:
351,008	AAA	Series 2015-CALW, Class A, 3.040% due 2/10/34(a)	349,492
466,473	AAA	Series 2015-TEXW, Class A, 3.077% due 2/10/34(a)	465,016
1,600,000	BB-	Series 2015-TEXW, Class E, 3.977% due 2/10/34(a)(d)	1,584,366
		Countrywide Asset-Backed Certificates:
169,766	CCC	Series 2006-SD3, Class A1, 2.395% (1-Month USD-LIBOR + 0.330%) due 7/25/36(a)(d)	160,367
865,648	CCC	Series 2007-4, Class A4W, 4.718% due 4/25/47	839,474
320,802	AA	Series 2007-13, Class 2A2, 2.865% (1-Month USD-LIBOR + 0.800%) due 10/25/47(d).	318,327
		Countrywide Home Loan Mortgage Pass-Through Trust:
113,950	Ca(b)	Series 2005-11, Class 3A3, 2.712% due 4/25/35(d)	91,227
65,645	WR(b)	Series 2005-11, Class 6A1, 2.665% (1-Month USD-LIBOR + 0.600%) due 3/25/35(d)..	59,704
		Credit Suisse Commercial Mortgage Capital Trust:
290,000	B-	Series 2014-USA, Class F, 4.373% due 9/15/37(a)	245,065
814,590	NR	Series 2015-5R, Class 1A1, 2.573% due 9/27/46(a)(d)	809,336
240,000	Aaa(b)	Series 2017-LSTK, Class A, 2.761% due 4/5/33(a)	236,843
		Credit Suisse Commercial Mortgage Trust:
32,498	Caa3(b)	Series 2006-C3, Class AJ, 6.600% due 6/15/38(d)	20,153
19,390	Caa1(b)	Series 2006-C5, Class AJ, 5.373% due 12/15/39	14,232
102,689	B+	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 8A1, 4.500% due 7/25/20	103,651
295,000	Aaa(b)	Credit Suisse USA CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4, 3.505% due 4/15/50	295,740
2,659,920	AAA(k)	CSMC Trust, Series 2018-J1, Class A2, 3.500% due 2/25/48(a)(d)	2,605,371
1,351,758	CC	CWABS Revolving Home Equity Loan Trust, Series 2004-B, Class 2A, 2.283% (1-Month USD-LIBOR + 0.220%) due 2/15/29(d)	1,258,953
660,000	AAA	DBUBS Mortgage Trust, Series 2017-BRBK, Class A, 3.452% due 10/10/34(a)	658,991
70,915	CCC	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 2.877% (1-Month USD-LIBOR + 0.800%) due 11/19/44(d)	66,404
430,039	B-	Equifirst Mortgage Loan Trust, Series 2003-2, Class M2, 4.615% (1-Month USD-LIBOR + 2.550%) due 9/25/33(d)	438,166
		Federal Home Loan Mortgage Corp. (FHLMC), Interest Strips:
126,670	NR	Series 334, Class S7, 4.037% (6.100% — 1-Month USD-LIBOR) due 8/15/44(d)(l)	22,311
172,211	NR	Series 353, Class S1, 3.937% (6.000% — 1-Month USD-LIBOR) due 12/15/46(d)(l)	29,606
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
8,053	NR	Series 1865, Class DA, 27.132% (31.310% — 11th District Cost of Funds Index) due 2/15/24(d)(l)	3,365
63,323	NR	Series 3451, Class SB, 3.967% (6.030% — 1-Month USD-LIBOR) due 5/15/38(d)(l)	5,127
103,573	NR	Series 3621, Class SB, 4.167% (6.230% — 1-Month USD-LIBOR) due 1/15/40(d)(l)	13,624

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
$555,000	NR	Series 3743, Class PB, 4.500% due 10/15/40	$594,954
1,285,965	NR	Series 3866, Class SA, 3.887% (5.950% — 1-Month USD-LIBOR) due 5/15/41(d)(l)	153,415
485,960	NR	Series 3947, Class SG, 3.887% (5.950% — 1-Month USD-LIBOR) due 10/15/41(d)(l)	70,825
33,486	NR	Series 3973, Class SA, 4.427% (6.490% — 1-Month USD-LIBOR) due 12/15/41(d)(l)	5,961
409,940	NR	Series 4203, Class PS, 4.187% (6.250% — 1-Month USD-LIBOR) due 9/15/42(d)(l)	56,087
343,826	NR	Series 4210, Class Z, 3.000% due 5/15/43	310,051
203,547	NR	Series 4239, Class IO, 3.500% due 6/15/27(l)	19,080
292,662	NR	Series 4316, Class XZ, 4.500% due 3/15/44	314,105
126,514	NR	Series 4335, Class SW, 3.937% (6.000% — 1-Month USD-LIBOR) due 5/15/44(d)(l)	19,466
788,936	NR	Series 4639, Class HZ, step bond to yield, 2.750% due 4/15/53	714,147
105,851	NR	Series R007, Class ZA, 6.000% due 5/15/36	116,529
		Federal National Mortgage Association (FNMA), ACES:
328,073	NR	Series 2006-M2, Class A2A, 5.271% due 10/25/32(d)	352,264
16,218,056	NR	Series 2013-M7, Class X2, 0.230% due 12/27/22(d)(l)	100,468
104,947	NR	Series 2014-M12, Class FA, 2.382% (1-Month USD-LIBOR + 0.300%) due 10/25/21(d)	105,071
48,593	NR	Series 2015-M7, Class AB2, 2.502% due 12/25/24	47,164
6,020,092	NR	Series 2015-M7, Class X2, 0.610% due 12/25/24(d)(l)	160,345
20,470,589	NR	Series 2015-M8, Class X2, 0.255% due 1/25/25(d)(l)	161,435
248,520	A3(b)	Federal National Mortgage Association (FNMA), Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 3.515% (1-Month USD-LIBOR + 1.450%) due 1/25/29(a)(d)	250,350
79,529	NR	Federal National Mortgage Association (FNMA), Grantor Trust, Series 2000-T6, Class A3, 4.238% due 11/25/40(d)	78,725
		Federal National Mortgage Association (FNMA), Interest Strip:
179,912	NR	Series 409, Class C13, 3.500% due 11/25/41(l)	35,152
331,610	NR	Series 409, Class C18, 4.000% due 4/25/42(l)	65,504
47,039	NR	Series 409, Class C22, 4.500% due 11/25/39(l)	10,486
		Federal National Mortgage Association (FNMA), REMICS:
35,005	NR	Series 2004-38, Class FK, 2.415% (1-Month USD-LIBOR + 0.350%) due 5/25/34(d)	35,042
173,250	NR	Series 2005-117, Class LC, 5.500% due 11/25/35	179,122
721,306	NR	Series 2006-51, Class SP, 4.585% (6.650% — 1-Month USD-LIBOR) due 3/25/36(d)(l)	81,758
307,797	NR	Series 2007-68, Class SC, 4.635% (6.700% — 1-Month USD-LIBOR) due 7/25/37(d)(l)	48,509
735,302	NR	Series 2008-18, Class SM, 4.935% (7.000% — 1-Month USD-LIBOR) due 3/25/38(d)(l)	83,854
1,253,431	NR	Series 2011-8, Class ZA, 4.000% due 2/25/41	1,278,082
440,381	NR	Series 2011-87, Class SG, 4.485% (6.550% — 1-Month USD-LIBOR) due 4/25/40(d)(l)	51,524
157,213	NR	Series 2011-90, Class QI, 5.000% due 5/25/34(l)	8,322
770,000	NR	Series 2011-131, Class PB, 4.500% due 12/25/41	827,155
109,576	NR	Series 2012-35, Class SC, 4.435% (6.500% — 1-Month USD-LIBOR) due 4/25/42(d)(l)	18,454
142,846	NR	Series 2012-46, Class BA, 6.000% due 5/25/42	155,742
204,737	NR	Series 2012-51, Class B, 7.000% due 5/25/42	235,901
27,950	NR	Series 2012-70, Class YS, 4.585% (6.650% — 1-Month USD-LIBOR) due 2/25/41(d)(l)	3,140
175,949	NR	Series 2012-74, Class SA, 4.585% (6.650% — 1-Month USD-LIBOR) due 3/25/42(d)(l)	21,123
29,325	NR	Series 2012-75, Class AO, zero coupon, due 3/25/42(j)	25,693
152,759	NR	Series 2012-101, Class BI, 4.000% due 9/25/27(l)	13,668
260,283	NR	Series 2012-118, Class CI, 3.500% due 12/25/39(l)	27,507
140,277	NR	Series 2012-133, Class CS, 4.085% (6.150% — 1-Month USD-LIBOR) due 12/25/42(d)(l)	22,777
492,350	NR	Series 2013-9, Class BC, 6.500% due 7/25/42	554,020
412,859	NR	Series 2013-9, Class CB, 5.500% due 4/25/42	447,836
117,629	NR	Series 2013-54, Class BS, 4.085% (6.150% — 1-Month USD-LIBOR) due 6/25/43(d)(l)	20,864
343,510	NR	Series 2016-60, Class QS, 4.035% (6.100% — 1-Month USD-LIBOR) due 9/25/46(d)(l)	46,068
1,061,598	NR	Series 2018-55, Class PA, 3.500% due 1/25/47	1,063,727
962,182	NR	Series 2018-57, Class QA, 3.500% due 5/25/46	968,379
		FHLMC Multifamily Structured Pass-Through Certificates:
251,301	AAA(k)	Series K016, Class X1, 1.669% due 10/25/21(d)(l)	9,599
500,000	AAA(k)	Series K072, Class A2, 3.444% due 12/25/27	502,103
1,155,166	NR	Series KBAM, Class A, 2.781% (1-Month USD-LIBOR + 0.700%) due 9/25/22(d)	1,160,119

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
$434,750	NR	Series KF34, Class A, 2.441% (1-Month USD-LIBOR + 0.360%) due 8/25/24(d)	$435,853
1,199,879	NR	Series KF39, Class A, 2.401% (1-Month USD-LIBOR + 0.320%) due 11/25/24(d)	1,200,024
357,567	NR	Series KIR2, Class A1, 2.748% due 3/25/27	352,682
333,324	NR	Series KW02, Class A1, 2.896% due 4/25/26	330,333
1,146,196	NR	Series Q006, Class APT2, 2.489% due 9/25/26(d)	1,160,187
		FHLMC Structured Agency Credit Risk Debt Notes:
469,000	Ba1(b)	Series 2016-DNA1, Class M3, 7.615% (1-Month USD-LIBOR + 5.550%) due 7/25/28(d)	570,636
600,000	A-(k)	Series 2016-DNA4, Class M2, 3.365% (1-Month USD-LIBOR + 1.300%) due 3/25/29(d)	606,242
655,000	BB-(k)	Series 2017-DNA2, Class M2, 5.515% (1-Month USD-LIBOR + 3.450%) due 10/25/29(d)	724,973
600,000	B+(k)	Series 2017-DNA3, Class M2, 4.565% (1-Month USD-LIBOR + 2.500%) due 3/25/30(d)	627,136
410,000	B(k)	Series 2017-HRP1, Class M2, 4.515% (1-Month USD-LIBOR + 2.450%) due 12/25/42(d)	423,420
1,741,034	CC	First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2D, 2.305% (1-Month USD-LIBOR + 0.240%) due 10/25/36(d)	1,322,372
680,000	AAA	Flagship CLO VIII Ltd., Series 2014-8A, Class ARR, 3.189% (3-Month USD-LIBOR + 0.850%) due 1/16/26(a)(d)	679,163
955,570	AAA	Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.401% due 12/13/28(a)	998,037
		GAHR Commercial Mortgage Trust:
93,898	AAA	Series 2015-NRF, Class AFL1, 3.622% (1-Month USD-LIBOR + 1.300%) due 12/15/34(a)(d)	93,960
505,000	BBB-	Series 2015-NRF, Class DFX, 3.495% due 12/15/34(a)(d)	502,769
113,083	BB+	GE Business Loan Trust, Series 2006-1A, Class C, 2.483% (1-Month USD-LIBOR + 0.420%) due 5/15/34(a)(d)	105,546
		Government National Mortgage Association (GNMA):
617,227	NR	Series 2007-51, Class SG, 4.503% (6.580% — 1-Month USD-LIBOR) due 8/20/37(d)(l)	82,747
1,740,016	NR	Series 2008-51, Class GS, 4.167% (6.230% — 1-Month USD-LIBOR) due 6/16/38(d)(l)	263,691
17,490	NR	Series 2010-31, Class GS, 4.423% (6.500% — 1-Month USD-LIBOR) due 3/20/39(d)(l)	677
78,165	NR	Series 2010-85, Class HS, 4.573% (6.650% — 1-Month USD-LIBOR) due 1/20/40(d)(l)	7,198
408,450	NR	Series 2012-H27, Class AI, 1.732% due 10/20/62(d)(l)	23,391
313,398	NR	Series 2013-53, Class OI, 3.500% due 4/20/43(l)	46,680
3,151,643	NR	Series 2013-85, Class IA, 0.711% due 3/16/47(d)(l)	119,987
1,767,294	NR	Series 2014-105, Class IO, 0.957% due 6/16/54(d)(l)	90,781
129,833	NR	Series 2015-167, Class OI, 4.000% due 4/16/45(l)	25,630
134,468	NR	Series 2016-84, Class IG, 4.500% due 11/16/45(l)	28,546
85,771	NR	Series 2016-135, Class SB, 4.037% (6.100% — 1-Month USD-LIBOR) due 10/16/46(d)(l)	15,470
855,022	NR	Series 2017-H22, Class IC, 2.530% due 11/20/67(d)(l)	108,614
89,895	NR	Series 2018-99, Class A, 3.200% due 1/16/52	88,593
130,000	NR	Series 2018-108, Class A, 3.250% due 5/16/59(d)	128,398
710,000	AAA	GS Mortgage Securities Corp. II, Series 2018-SRP5, Class A, 3.363% (1-Month USD-LIBOR + 1.300%) due 9/15/31(a)(d)	711,331
		Harborview Mortgage Loan Trust:
185,858	AA+	Series 2004-5, Class 2A6, 3.830% due 6/19/34(d)	187,360
78,309	WD(k)	Series 2006-2, Class 1A, 4.291% due 2/25/36(d)	56,827
1,147,198	CC	Series 2006-10, Class 1A1A, 2.277% (1-Month USD-LIBOR + 0.200%) due 11/19/36(d)	1,012,465
121,947	AA	Impac CMB Trust, Series 2007-A, Class A, 2.565% (1-Month USD-LIBOR + 0.500%) due 5/25/37(a)(d)	121,791
52,816	Caa2(b)	Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 3.871% due 9/25/35(d)	49,687
1,068,767	CC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 2.225% (1-Month USD-LIBOR + 0.160%) due 8/25/36(d)	445,743
		JP Morgan Chase Commercial Mortgage Securities Trust:
224,283	AAA	Series 2012-HSBC, Class A, 3.093% due 7/5/32(a)	223,914
350,000	Aaa(b)	Series 2016-NINE, Class A, 2.949% due 10/6/38(a)(d)	330,387
265,000	AAA	Series 2018-BCON, Class A, 3.735% due 1/5/31(a)	268,878
1,350,000	CCC	JP Morgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1, 2.455% (1-Month USD-LIBOR + 0.390%) due 5/25/35(d)	1,344,642

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
		JP Morgan Mortgage Trust:
$459,532	Aaa(b)	Series 2017-1, Class A4, 3.500% due 1/25/47(a)(d)	$458,423
350,252	Aaa(b)	Series 2017-2, Class A6, 3.000% due 5/25/47(a)(d)	345,658
1,328,546	AA+	Series 2018-3, Class A1, 3.500% due 9/25/48(a)(d)	1,301,356
515,739	AA+	Series 2018-4, Class A1, 3.500% due 10/25/48(a)(d)	504,568
1,277,771	AA+	Series 2018-5, Class A1, 3.500% due 10/25/48(a)(d)	1,252,027
		JPMBB Commercial Mortgage Securities Trust:
40,000	Aa3(b)	Series 2013-C17, Class B, 5.049% due 1/15/47(d)	41,921
350,000	BB(k)	Series 2014-C23, Class E, 3.364% due 9/15/47(a)(d)	257,381
240,000	A3(b)	Series 2014-C24, Class C, 4.537% due 11/15/47(d)	237,884
120,000	Aaa(b)	Series 2015-C31, Class A3, 3.801% due 8/15/48	122,055
		JPMorgan Chase Commercial Mortgage Securities Trust:
820,000	D	Series 2007-CB18, Class AJ, 5.502% due 6/12/47(d)	679,780
104,766	Aaa(b)	Series 2011-C5, Class A3, 4.171% due 8/15/46	107,394
175,000	Aaa(b)	Series 2011-C5, Class AS, 5.581% due 8/15/46(a)(d)	183,890
370,000	Aa1(b)	Series 2011-C5, Class B, 5.581% due 8/15/46(a)(d)	386,692
460,000	AA	Series 2012-HSBC, Class C, 4.021% due 7/5/32(a)	466,460
448,737	AAA	Series 2014-FL6, Class B, 4.343% (1-Month USD-LIBOR + 2.280%) due 11/15/31(a)(d)	449,908
341,203	Aaa(b)	JPMorgan Trust, Series 2015-5, Class A9, 3.042% due 5/25/45(a)(d)	340,139
25,294	AAA	LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% due 7/15/40(d)	25,284
63,543	Ca(b)	Lehman XS Trust, Series 2005-7N, Class 1A1B, 2.365% (1-Month USD-LIBOR + 0.300%) due 12/25/35(d)	48,406
39,398	AAA	Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 3.863% (1-Month USD-LIBOR + 1.800%) due 9/15/28(a)(d)	39,445
130,000	Aaa(b)	Madison Avenue Trust, Series 2013-650M, Class A, 3.843% due 10/12/32(a)	131,475
275,000	Aaa(b)	Magnetite IX Ltd., Series 2014-9A, Class A1R, 3.335% (3-Month USD-LIBOR + 1.000%) due 7/25/26(a)(d)	275,215
95,544	A+	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, 4.370% due 11/21/34(d)	98,501
402,193	AA+	MASTR Seasoned Securitization Trust, Series 2005-1, Class 4A1, 4.323% due 10/25/32(d)	407,594
315,859	CC	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4, 2.315% (1-Month USD-LIBOR + 0.250%) due 7/25/37(d)	230,195
		Merrill Lynch Mortgage Investors Trust:
19,560	A+	Series 2004-A3, Class 4A3, 4.288% due 5/25/34(d)	19,439
404,171	BBB	Series 2005-2, Class 2A, 4.580% (1-Year CMT Index + 2.250%) due 10/25/35(d)	410,399
625,627	AA+	Mid-State Capital Corp. Trust, Series 2004-1, Class A, 6.005% due 8/15/37	678,534
		ML-CFC Commercial Mortgage Trust:
89,653	Caa2(b)	Series 2007-5, Class AJ, 5.450% due 8/12/48(d)	70,916
125,613	CC(k)	Series 2007-9, Class AJ, 6.193% due 9/12/49(d)	98,403
		Morgan Stanley Bank of America Merrill Lynch Trust:
30,000	Aaa(b)	Series 2013-C10, Class A4, 4.219% due 7/15/46(d)(m)	31,020
500,000	Aaa(b)	Series 2013-C13, Class A4, 4.039% due 11/15/46(m)	515,213
540,000	Aaa(b)	Series 2015-C27, Class A4, 3.753% due 12/15/47(m)	546,831
260,000	A-(k)	Series 2016-C30, Class C, 4.267% due 9/15/49(d)(m)	253,948
400,000	AAA	Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class A, 3.189% (3-Month USD-LIBOR + 0.850%) due 1/15/28(a)(d)	398,841
389,454	AAA	New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, 3.750% due 11/25/56(a)(d)	390,415
590,219	AA-	New Residential Mortgage Trust, Series 2018-1A, Class A1A, 4.000% due 12/25/57(a)(d)	597,288
240,000	AAA	Octagon Investment Partners 25 Ltd., Series 2015-1A, Class AR, 3.148% (3-Month USD-LIBOR + 0.800%) due 10/20/26(a)(d)	238,517
580,000	AAA	One Market Plaza Trust, Series 2017-1MKT, Class A, 3.614% due 2/10/32(a)	581,042
670,000	BB	People’s Choice Home Loan Securities Trust, Series 2004-1, Class M1, 2.950% (1-Month USD-LIBOR + 0.885%) due 6/25/34(d)	663,615
110,000	AAA	PFS Financing Corp., Series 2016-BA, Class A, 1.870% due 10/15/21(a)	108,763
946,838	AA+	Popular ABS Mortgage Pass-Through Trust, Series 2006-C, Class A4, 2.315% (1-Month USD-LIBOR + 0.250%) due 7/25/36(d)	941,502

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
		Prime Mortgage Trust:
$48,335	CCC	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(a)	$45,737
1,007,898	CCC	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(a)	720,454
915,000	AAA	RBS Commercial Funding Inc. Trust, Series 2013-GSP, Class A, 3.961% due 1/13/32(a)(d)	932,948
234,326	Caa2(b)	Residential Asset Securitization Trust, Series 2005-A15, Class 1A4, 5.750% due 2/25/36	233,263
234,623	NR	Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.500% due 11/25/57	233,887
1,719,373	AA-	Sequoia Mortgage Trust, Series 2003-1, Class 1A, 2.837% (1-Month USD-LIBOR + 0.760%) due 4/20/33(d)	1,694,183
205,218	A	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 3.984% due 11/25/34(d)	206,225
957,454	AA	Structured Asset Investment Loan Trust, Series 2004-6, Class A3, 2.865% (1-Month USD-LIBOR + 0.800%) due 7/25/34(d)	956,265
127,952	AA+	Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A3, 2.327% (1-Month USD-LIBOR + 0.250%) due 7/19/35(d)	125,032
127,228	CCC	Structured Asset Securities Corp., Series 2005-RF3, Class 1A, 2.415% (1-Month USD-LIBOR + 0.350%) due 6/25/35(a)(d)	115,523
86,558	AAA	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 2.829% (1-Month USD-LIBOR + 0.750%) due 11/11/34(a)(d)	86,614
343,454	Aaa(b)	Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.250% due 4/25/56(a)(d)	336,949
530,000	AAA	VNDO Mortgage Trust, Series 2012-6AVE, Class A, 2.996% due 11/15/30(a)	524,847
100,000	AAA	Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.413% (1-Month USD-LIBOR + 1.350%) due 6/15/29(a)(d)	100,215
		WaMu Mortgage Pass-Through Certificates Trust:
13,687	BBB+	Series 2004-AR11, Class A, 3.857% due 10/25/34(d)	13,776
59,781	A+	Series 2004-AR12, Class A2A, 2.845% (1-Month USD-LIBOR + 0.780%) due 10/25/44(d)	59,764
371,308	BB-	Series 2005-AR4, Class A5, 3.744% due 4/25/35(d)	377,956
165,957	A+	Series 2005-AR19, Class A1A2, 2.355% (1-Month USD-LIBOR + 0.290%) due 12/25/45(d)	164,332
1,181,746	CCC	Series 2006-AR3, Class A1A, 2.748% (1-Year Treasury Average Rate + 1.000%) due 2/25/46(d)	1,183,778
485,636	CCC	Series 2006-AR13, Class 2A, 2.434% (11th District Cost of Funds Index + 1.500%) due 10/25/46(d)	474,223
202,956	WD(k)	Series 2007-HY4, Class 4A1, 3.498% due 9/25/36(d)	184,290
2,047,418	Caa3(b)	Series 2007-OA2, Class 1A, 2.448% (1-Year Treasury Average Rate + 0.700%) due 3/25/47(d)	1,892,855
574,570	Ca(b)	Series 2007-OA2, Class 2A, 2.448% (1-Year Treasury Average Rate + 0.700%) due 1/25/47(d)	465,988
		Wells Fargo Commercial Mortgage Trust:
120,000	Aa3(b)	Series 2013-LC12, Class B, 4.423% due 7/15/46(d)	121,667
1,000,000	Aa2(b)	Series 2015-C28, Class AS, 3.872% due 5/15/48(d)	1,003,882
150,000	Aaa(b)	Series 2015-LC20, Class A5, 3.184% due 4/15/50	147,510
580,000	Aaa(b)	Series 2015-NXS1, Class A5, 3.148% due 5/15/48	569,284
310,000	A-(k)	Series 2015-NXS1, Class C, 3.848% due 5/15/48(d)	297,370
330,000	BBB-(k)	Series 2015-NXS1, Class D, 4.237% due 5/15/48(d)	298,830
700,000	AAA	Series 2016-BNK1, Class A3, 2.652% due 8/15/49	656,638
500,000	AAA	Series 2016-BNK1, Class ASB, 2.514% due 8/15/49	480,535
11,993,429	Aaa(b)	Series 2018-C43, Class XA, 0.870% due 3/15/51(d)(l)	633,880
260,000	Aaa(b)	Series 2018-C46, Class A4, 4.152% due 8/15/51	269,261
		Wells Fargo Mortgage-Backed Securities Trust:
244,908	Caa1(b)	Series 2006-12, Class A3, 6.000% due 10/25/36	246,491
123,449	CCC	Series 2006-AR2, Class 2A1, 3.917% due 3/25/36(d)	125,825
34,404	Caa2(b)	Series 2006-AR7, Class 2A4, 4.324% due 5/25/36(d)	35,297
		WF-RBS Commercial Mortgage Trust:
199,112	Aaa(b)	Series 2011-C2, Class A4, 4.869% due 2/15/44(a)(d)	205,805
106,105	Aaa(b)	Series 2011-C4, Class A3, 4.394% due 6/15/44(a)	106,578

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.0% — (continued)
$1,740,513		Aaa(b)	Series 2012-C7, Class XA, 1.570% due 6/15/45(a)(d)(l)	$70,020
145,000		Aaa(b)	Series 2013-C14, Class A4, 3.073% due 6/15/46	143,809
2,401,555		Aaa(b)	Series 2014-C20, Class XA, 1.206% due 5/15/47(d)(l)	96,959
240,000		BB(k)	Series 2014-C22, Class D, 4.048% due 9/15/57(a)(d)	197,230

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $98,664,362)	94,894,751

SOVEREIGN BONDS — 2.4%
Argentina — 0.1%
1,020,000		B+	Argentine Republic Government International Bonds, 5.625% due 1/26/22	865,725

Brazil — 0.5%
656,000	BRL	BB-	Brazil Notas do Tesouro Nacional Serie B, 6.000% due 8/15/50	518,338
			Brazil Notas do Tesouro Nacional Serie F:
296,000	BRL	BB-	10.000% due 1/1/21	74,378
5,296,000	BRL	BB-	10.000% due 1/1/23	1,271,393
910,000	BRL	BB-	10.000% due 1/1/27	203,633
			Brazilian Government International Bonds:
280,000		BB-	4.875% due 1/22/21	282,940
1,300,000		BB-	4.625% due 1/13/28	1,154,738
1,280,000		BB-	5.000% due 1/27/45	995,360

			Total Brazil	4,500,780

Canada — 0.0%
152,000		A+	Province of Manitoba Canada, 3.050% due 5/14/24	151,014

Colombia — 0.1%
			Colombia Government International Bonds:
220,000		BBB-	8.125% due 5/21/24	265,925
280,000		BBB-	3.875% due 4/25/27	272,930
370,000		BBB-	5.625% due 2/26/44	403,300

			Total Colombia	942,155

Indonesia — 0.2%
			Indonesia Government International Bonds:
290,000		Baa2(b)	3.500% due 1/11/28	272,289
80,000		BBB-	4.100% due 4/24/28	78,272
330,000		Baa2(b)	4.350% due 1/11/48	307,593
700,000		BBB-	Indonesia Government International Bonds, (Restricted, cost — $718,045, acquired 4/27/15), 3.750% due 4/25/22(f)	698,699

			Total Indonesia	1,356,853

Mexico — 1.0%
			Mexican Bonos:
30,492,700	MXN	A-	6.500% due 6/9/22	1,526,639
15,120,000	MXN	A-	10.000% due 12/5/24	875,865
60,165,700	MXN	A-	7.750% due 11/13/42	3,063,147
18,830,000	MXN	A3(b)	8.000% due 11/7/47	984,417
			Mexico Government International Bonds:
61,000		BBB+	3.500% due 1/21/21	61,136
174,000		BBB+	3.625% due 3/15/22	174,513
44,000		BBB+	4.000% due 10/2/23	44,166
790,000		BBB+	4.150% due 3/28/27	780,816
833,000		BBB+	3.750% due 1/11/28	793,641
210,000		BBB+	4.750% due 3/8/44	201,180

			Total Mexico	8,505,520

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
Panama — 0.0%
$200,000		BBB	Panama Government International Bonds, 4.000% due 9/22/24	$204,500

Peru — 0.1%
			Peruvian Government International Bonds:
210,000		BBB+	4.125% due 8/25/27	217,875
70,000		BBB+	6.550% due 3/14/37	89,425
160,000		BBB+	5.625% due 11/18/50	191,760

			Total Peru	499,060

Philippines — 0.0%
400,000		BBB	Philippine Government International Bonds, 3.000% due 2/1/28	376,451

Poland — 0.1%
710,000		BBB+	Poland Government International Bonds, 4.000% due 1/22/24	725,870

Russia — 0.3%
			Russian Federal Bonds — OFZ:
22,990,000	RUB	BBB	7.000% due 8/16/23	323,324
6,950,000	RUB	NR	7.750% due 9/16/26	98,440
31,310,000	RUB	BBB	8.150% due 2/3/27	454,766
116,093,000	RUB	BBB	7.050% due 1/19/28	1,557,187

			Total Russia	2,433,717

Uruguay — 0.0%
			Uruguay Government International Bonds:
70,000		BBB	4.500% due 8/14/24	71,589
125,000		BBB	4.375% due 10/27/27	128,141

			Total Uruguay	199,730

			TOTAL SOVEREIGN BONDS (Cost — $24,580,547)	20,761,375

ASSET-BACKED SECURITIES — 1.9%
Automobiles — 0.2%
70,000		AAA	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A3, 1.870% due 8/18/21	69,564
630,000		AAA	Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.550% due 8/15/27(a)	629,884
			Hertz Vehicle Financing II LP:
440,000		Aaa(b)	Series 2018-1A, Class A, 3.290% due 2/25/24(a)	430,530
270,000		A(k)	Series 2018-1A, Class B, 3.600% due 2/25/24(a)	264,926
100,000		AAA	Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 1.810% due 3/15/21(a)	99,558

			Total Automobiles	1,494,462

Credit Cards — 0.2%
740,000		AAA	Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4, 1.330% due 6/15/22	730,697
315,000		AAA	Citibank Credit Card Issuance Trust, Series 2017-A6, Class A6, 2.837% (1-Month USD-LIBOR + 0.770%) due 5/14/29(d)	318,765
565,000		AAA	GE Capital Credit Card Master Notes Trust, Series 2012-7, Class A, 1.760% due 9/15/22	558,693

			Total Credit Cards	1,608,155

Student Loans — 1.5%
418,898		AA+	CIT Education Loan Trust, Series 2007-1, Class A, 2.425% (3-Month USD-LIBOR + 0.090%) due 3/25/42(a)(d)	408,558
			Navient Private Education Loan Trust:
398,382		AAA	Series 2014-AA, Class A2B, 3.313% (1-Month USD-LIBOR + 1.250%) due 2/15/29(a)(d)	402,975
84,660		AAA	Series 2014-CTA, Class A, 2.763% (1-Month USD-LIBOR + 0.700%) due 9/16/24(a)(d)	84,777
			Navient Student Loan Trust:
600,000		AAA	Series 2017-1A, Class A2, 2.815% (1-Month USD-LIBOR + 0.750%) due 7/26/66(a)(d)	603,168
500,000		AAA	Series 2017-4A, Class A2, 2.565% (1-Month USD-LIBOR + 0.500%) due 9/27/66(a)(d)	501,868
1,251,096		Aaa(b)	Series 2017-5A, Class A, 2.865% (1-Month USD-LIBOR + 0.800%) due 7/26/66(a)(d)	1,266,281

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Student Loans — 1.5% — (continued)
		SLM Student Loan Trust:
$224,293	AA+	Series 2003-4, Class A5E, 3.091% (3-Month USD-LIBOR + 0.750%) due 3/15/33(a)(d)	$224,580
1,900,000	AAA	Series 2004-1, Class A4, 2.595% (3-Month USD-LIBOR + 0.260%) due 10/27/25(d)	1,901,211
1,001,646	AAA	Series 2005-4, Class A3, 2.455% (3-Month USD-LIBOR + 0.120%) due 1/25/27(d)	998,951
923,161	AAA	Series 2005-5, Class A4, 2.475% (3-Month USD-LIBOR + 0.140%) due 10/25/28(d)	920,505
880,000	AA+	Series 2005-5, Class A5, 3.085% (3-Month USD-LIBOR + 0.750%) due 10/25/40(d)	881,987
496,428	AAA	Series 2005-8, Class A4, 2.885% (3-Month USD-LIBOR + 0.550%) due 1/25/28(d)	498,531
500,663	AAA	Series 2006-9, Class A5, 2.435% (3-Month USD-LIBOR + 0.100%) due 1/26/26(d)	499,780
1,930,000	AA+	Series 2006-10, Class A6, 2.485% (3-Month USD-LIBOR + 0.150%) due 3/25/44(d)	1,885,427
		SMB Private Education Loan Trust:
78,593	AAA	Series 2015-B, Class A2A, 2.980% due 7/15/27(a)	78,125
545,000	AAA	Series 2015-C, Class A3, 4.013% (1-Month USD-LIBOR + 1.950%) due 8/16/32(a)(d)	564,336
86,636	Aaa(b)	Series 2016-A, Class A2A, 2.700% due 5/15/31(a)	84,919
220,000	AAA	Series 2017-B, Class A2A, 2.820% due 10/15/35(a)	214,374
130,000	AAA	Series 2017-B, Class A2B, 2.813% (1-Month USD-LIBOR + 0.750%) due 10/15/35(a)(d)	130,563
400,000	AAA	Series 2018-A, Class A2B, 2.863% (1-Month USD-LIBOR + 0.800%) due 2/15/36(a)(d)	401,964
510,000	Aaa(b)	Series 2018-B, Class A2A, 3.600% due 1/15/37(a)	514,597
550,000	AAA	Sofi Professional Loan Program LLC, Series 2018-A, Class A2B, 2.950% due 2/25/42(a)	540,021

		Total Student Loans	13,607,498

		TOTAL ASSET-BACKED SECURITIES (Cost — $16,595,385)	16,710,115

SENIOR LOANS — 1.1%
135,000	NR	American Airlines Inc., (Restricted, cost — $135,506, acquired 10/5/17), 3.815% (1-Month USD-LIBOR + 1.750%) due 6/27/25(f)	132,416
267,412	NR	American Builders & Contractors Supply Co., Inc., (Restricted, cost — $268,043, acquired 4/4/18), 4.076% (1-Month USD-LIBOR + 2.000%) due 10/31/23(f)	266,558
310,173	NR	Beacon Roofing Supply Inc., (Restricted, cost — $312,887, acquired 10/16/17), 4.321% (1-Month USD-LIBOR + 2.250%) due 1/2/25(f)	309,172
34,936	NR	Berry Global Inc., (Restricted, cost — $35,040, acquired 2/12/18), 4.186% (2-Month USD-LIBOR + 2.000%) due 10/1/22(f)	35,006
59,063	NR	Caesars Resort Collection LLC, (Restricted, cost — $59,210, acquired 10/4/17), 4.826% (1-Month USD-LIBOR + 2.750%) due 12/23/24(f)	59,316
108,901	NR	CenturyLink Inc., (Restricted, cost — $107,569, acquired 5/19/17), 4.826% (1-Month USD-LIBOR + 2.750%) due 1/31/25(f)	107,771
45,327	NR	Change Healthcare Holdings Inc., (Restricted, cost — $45,609, acquired 10/12/17), 4.826% (1-Month USD-LIBOR + 2.750%) due 3/1/24(f)	45,403
154,494	NR	Charter Communications Operating LLC, (Restricted, cost — $154,319, acquired 12/14/17), 4.080% (1-Month USD-LIBOR + 2.000%) due 4/30/25(f)	154,687
31,263	NR	CityCenter Holdings LLC, (Restricted, cost — $31,419, acquired 10/12/17), 4.326% (1-Month USD-LIBOR + 2.250%) due 4/18/24(f)	31,295
375,425	NR	Dell International LLC, (Restricted, cost — $375,952, acquired 10/18/17), 4.080% (1-Month USD-LIBOR + 2.000%) due 9/7/23(f)	375,737
2,100,000	NR	Delos Finance Sarl, (Restricted, cost — $2,118,375, acquired 8/9/17), 4.084% (3-Month USD-LIBOR + 1.750%) due 10/6/23(f)	2,109,408
313,677	NR	First Data Corp., (Restricted, cost — $315,246, acquired 10/12/17), 4.066% (1-Month USD-LIBOR + 2.000%) due 7/8/22(f)	313,892
2,460,000	NR	Flying Fortress Holdings LLC, (Restricted, cost — $2,469,004, acquired 2/27/18), 4.084% (3-Month USD-LIBOR + 1.750%) due 10/30/22(f)	2,473,186
57,710	NR	HCA Inc., (Restricted, cost — $58,142, acquired 10/19/17), 4.076% (1-Month USD-LIBOR + 2.000%) due 3/13/25(f)	58,090
268,503	NR	Hilton Worldwide Finance LLC, (Restricted, cost — $268,954, acquired 8/18/16), 3.815% (1-Month USD-LIBOR + 1.750%) due 10/25/23(f)	269,636
310,000	NR	Level 3 Financing Inc., (Restricted, cost — $310,969, acquired 10/6/17), 4.317% (1-Month USD-LIBOR + 2.250%) due 2/22/24(f)	310,732

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
SENIOR LOANS — 1.1% — (continued)
$99,045	NR	MGM Growth Properties Operating Partnership LP, (Restricted, cost — $99,541, acquired 10/16/17), 4.076% (1-Month USD-LIBOR + 2.000%) due 3/21/25(f)	$99,148
158,776	NR	Michaels Stores Inc., (Restricted, cost — $159,967, acquired 9/28/16), 4.572% (1-Month USD-LIBOR + 2.500%) due 1/30/23(f)	158,498
240,456	NR	MPH Acquisition Holdings LLC, (Restricted, cost — $242,885, acquired 10/13/17), 5.084% (3-Month USD-LIBOR + 2.750%) due 6/7/23(f)	240,557
204,206	NR	Numericable U.S. LLC, (Restricted, cost — $203,973, acquired 10/6/17), 5.751% (1-Month USD-LIBOR + 3.688%) due 1/31/26(f)	197,016
10,295	NR	ON Semiconductor Corp., (Restricted, cost — $10,359, acquired 10/11/17), 3.826% (1-Month USD-LIBOR + 1.750%) due 3/31/23(f)	10,323
136,252	NR	Party City Holdings Inc., (Restricted, cost — $136,707, acquired 2/16/18), 5.053% (1-Month USD-LIBOR + 2.750%/3-Month USD-PRIME + 1.750%/3-Month USD-LIBOR + 2.750%) due 8/19/22(f)	136,982
287,419	NR	Prime Security Services Borrower LLC, (Restricted, cost — $290,293, acquired 10/4/17), 4.826% (1-Month USD-LIBOR + 2.750%) due 5/2/22(f)	288,514
188,306	NR	RPI Finance Trust, (Restricted, cost — $190,424, acquired 4/17/17), 4.334% (3-Month USD-LIBOR + 2.000%) due 3/27/23(f)	189,012
294,175	NR	Scientific Games International Inc., (Restricted, cost — $297,034, acquired 2/2/18), 4.826% (1-Month USD-LIBOR + 2.750%) due 8/14/24(f)	293,728
43,442	NR	Sprint Communications Inc., (Restricted, cost — $43,659, acquired 10/16/17), 4.625% (1-Month USD-LIBOR + 2.500%) due 2/2/24(f)	43,514
138,950	NR	Trans Union LLC, (Restricted, cost — $139,124, acquired 10/18/17), 4.076% (1-Month USD-LIBOR + 2.000%) due 4/10/23(f)	139,443
24,000	NR	Unitymedia Hessen GmbH & Co. KG, (Restricted, cost — $24,030, acquired 10/26/17), 4.313% (1-Month USD-LIBOR + 2.250%) due 9/30/25(f)	23,984
205,215	NR	UPC Financing Partnership, (Restricted, cost — $205,475, acquired 10/13/17), 4.563% (1-Month USD-LIBOR + 2.500%) due 1/15/26(f)	204,831
244,712	NR	Western Digital Corp., (Restricted, cost — $247,159, acquired 10/27/17), 3.816% (1-Month USD-LIBOR + 1.750%) due 4/29/23(f)	245,127

		TOTAL SENIOR LOANS (Cost — $9,356,874)	9,322,982

MUNICIPAL BONDS — 0.5%
California — 0.1%
350,000	AA	San Jose Redevelopment Successor Agency, Tax Allocation, Series A, 3.176% due 8/1/26	344,603
		University of California, Revenue Bonds:
25,000	AA	Series AD, 4.858% due 5/15/12	26,312
400,000	AA	Series AJ, 4.601% due 5/15/31	427,760
266,000	AA	Series AQ, 4.767% due 5/15/15	273,052

		Total California	1,071,727

Massachusetts — 0.0%
100,000	AA+	Massachusetts School Building Authority, Revenue Bonds, Series B, 5.000% due 10/15/41	107,498

New Jersey — 0.1%
650,000	Aa3(b)	Jersey City Municipal Utilities Authority, Revenue Bonds, Series B, 5.470% due 5/15/27	712,978
110,000	BBB+	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series AA, 5.000% due 6/15/36	116,007

		Total New Jersey	828,985

New York — 0.2%
500,000	AA	City of New York, GO, Series G-1, 5.968% due 3/1/36	623,755
80,000	AAA	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Series A, 5.000% due 11/1/42	88,960
350,000	AAA	New York State Dormitory Authority, Revenue Bonds, Series H, 5.289% due 3/15/33	399,143
270,000	AAA	New York State Urban Development Corp., Revenue Bonds, Series E, 5.000% due 3/15/24	303,402

		Total New York	1,415,260

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
Texas — 0.1%
$235,000		A+	Dallas/Fort Worth International Airport, Revenue Bonds, AMT, Series A, 5.000% due 11/1/45(n)	$247,399

Virginia — 0.0%
231,805		AAA	Virginia Housing Development Authority, Revenue Bonds, Series C, 6.000% due 6/25/34	239,719

			TOTAL MUNICIPAL BONDS (Cost — $3,929,368)	3,910,588

Shares/Units
PREFERRED STOCK — 0.0%
FINANCIALS — 0.0%
Banks — 0.0%
3,800			GMAC Capital Trust I, 8.099% (3-Month USD-LIBOR + 5.785%) due 2/15/40(d) (Cost — $94,240)	101,840

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $866,595,216)	854,888,689

Face Amount†
SHORT-TERM INVESTMENTS (o) — 7.9%
COMMERCIAL PAPERS — 1.0%
$2,580,000			BPCE SA, (Restricted, cost — $2,574,948, acquired 6/26/18), 2.365% due 10/1/18(f)(p)	2,574,947
2,810,000			Danske Corp., (Restricted, cost — $2,797,936, acquired 8/8/18), 2.253% due 11/9/18(f)(p)	2,797,936
2,970,000			Standard Chartered Bank, (Restricted, cost — $2,963,928, acquired 6/28/18), 2.314% due 10/3/18(f)(p)	2,963,928

			TOTAL COMMERCIAL PAPERS (Cost — $8,336,811)	8,336,811

MONEY MARKET FUND — 0.0%
278,108			Invesco STIT — Government & Agency Portfolio, 1.820%, Institutional Class(q) (Cost — $278,108)	278,108

REPURCHASE AGREEMENT — 1.2%
10,000,000			Merrill Lynch & Co., Inc. repurchase agreement dated 8/31/18, 1.950% due 9/4/18, Proceeds at maturity — $10,000,542; (Fully collateralized by U.S. Treasury Notes, 2.750% due 2/15/28; Market Valued — $10,199,906)(p) (Cost — $10,000,000)	10,000,000

SOVEREIGN BONDS — 0.9%
			Japan Treasury Discount Bills:
315,000,000	JPY	NR	(0.153)% due 10/15/18(p)	2,836,713
560,000,000	JPY	NR	(0.175)% due 11/5/18(p)	5,043,166

			TOTAL SOVEREIGN BONDS (Cost — $7,856,242)	7,879,879

TIME DEPOSITS — 2.2%
7,029,338			ANZ National Bank — London, 1.280% due 9/4/18	7,029,338
71,048	EUR		Citibank — London, (0.570)% due 9/3/18	82,477
2,669,230			Deutsche Bank AG — Grand Cayman, 1.280% due 9/4/18	2,669,230
9,659,136			JPMorgan Chase & Co. — New York, 1.280% due 9/4/18	9,659,136
2,496,990	JPY		Sumitomo — Tokyo, (0.230)% due 9/3/18	22,478

			TOTAL TIME DEPOSITS (Cost — $19,462,659)	19,462,659

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Face Amount†	Security	Value
U.S. GOVERNMENT AGENCIES — 0.7%
	Federal Home Loan Bank (FHLB), Discount Notes:
$1,460,000	1.921% due 9/10/18(p)	$1,459,301
1,160,000	1.970% due 10/15/18(p)	1,157,221
1,800,000	1.976% due 10/19/18(p)	1,795,272
820,000	2.010% due 11/1/18(p)	817,221
750,000	2.049% due 11/7/18(p)	747,155
210,000	2.090% due 11/23/18(p)	208,994

	TOTAL U.S. GOVERNMENT AGENCIES (Cost — $6,185,164)	6,185,164

U.S. GOVERNMENT OBLIGATIONS — 1.9%
	United States Treasury Bills:
287,000	1.895% due 9/13/18(p)(r)	286,820
3,690,000	2.056% due 11/15/18(p)	3,674,356
720,000	2.091% due 11/29/18(p)	716,298
4,817,000	2.101% due 1/3/19(p)	4,782,502
1,241,000	2.112% due 1/10/19(p)	1,231,555
1,996,000	2.178% due 1/31/19(p)	1,977,813
3,400,000	2.194% due 2/21/19(p)	3,364,545

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $16,033,889)	16,033,889

	TOTAL SHORT-TERM INVESTMENTS (Cost — $68,152,873)	68,176,510

	TOTAL INVESTMENTS IN SECURITIES (Cost — $934,748,089)	923,065,199

	TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $374,915)	253,376

	TOTAL INVESTMENTS — 106.5% (Cost — $935,123,004)	923,318,575

	Liabilities in Excess of Other Assets — (6.5)%	(56,400,764)

	TOTAL NET ASSETS — 100.0%	$866,917,811

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2018 amounts to approximately $99,990,898 and represents 11.5% of net assets.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	All or a portion of this security is on loan (See Note 1).
(d)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2018.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2018 amounts to approximately $18,559,288 and represents 2.1% of net assets.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(h)	Illiquid security.
(i)	This security is traded on a TBA basis (See Note 1).
(j)	Principal only security.
(k)	Rating by Fitch Ratings Service. All ratings are unaudited.
(l)	Interest only security.
(m)	Affiliated security (See Note 2). As at August 31, 2018, total cost and total market value of affiliated securities amounted to $1,349,735 and $1,347,012, respectively.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund
(n)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(o)	Inclusive of all short-term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 7.9%.
(p)	Rate shown represents yield-to-maturity.
(q)	Represents investment of collateral received from securities lending transactions.
(r)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2018, for Core Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Core Fixed Income Fund	$938,915,099	$12,185,323	$(28,646,571)	$(16,461,248)

Abbreviations used in this schedule:
ABS	— Asset-Based Security
ACES	— Alternative Credit Enhancement Securities
CLO	— Collateralized Loan Obligation
GO	— General Obligation
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Incorporation
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduits

Summary of Investments by Security Type^
Corporate Bonds & Notes	31.2%
Mortgage-Backed Securities.	23.3
U.S. Government Agencies & Obligations	22.3
Collateralized Mortgage Obligations	10.3
Sovereign Bonds	2.3
Asset-Backed Securities	1.8
Senior Loans	1.0
Municipal Bonds	0.4
Purchased Options	0.0	*
Preferred Stock.	0.0	*
Short-Term Investments	7.4

	100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

At August 31, 2018, Core Fixed Income Fund held the following Options Contracts Purchased:

Currency Options

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price		Value
1,410,000	5,740,251	BRL	OTC U.S. Dollar versus Brazilian Real, Put	CITI	9/6/18	BRL	3.80	$45
2,890,000	3,771,161	CAD	OTC U.S. Dollar versus Canadian Dollar, Put	CITI	10/12/18	CAD	1.29	15,665
3,410,000	4,449,709	CAD	OTC U.S. Dollar versus Canadian Dollar, Put	CITI	10/25/18	CAD	1.28	16,838

			Total Currency Options					$32,548

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Options on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price	Value
105	$11,896,172	U.S. Treasury 5-Year Note October Futures, Call	GSC	9/21/18	$113.75	$13,125
255	30,639,844	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/21/18	$121.25	27,891
255	30,639,844	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/21/18	$119.25	19,922
66	9,518,438	U.S. Treasury Bond October Futures, Call	GSC	9/21/18	$147.00	9,281
66	9,518,438	U.S. Treasury Bond October Futures, Call	GSC	9/21/18	$145.00	35,062
255	36,775,781	U.S. Treasury Bond October Futures, Call	GSC	9/21/18	$146.50	51,797
255	36,775,781	U.S. Treasury Bond October Futures, Put	GSC	9/21/18	$142.50	63,750

		Total Options on Futures				$220,828

		TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $374,915)				$253,376

At August 31, 2018, Core Fixed Income Fund held the following Options Contracts Written:

Currency Options

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price		Value
2,820,000	$2,820,000	OTC U.S. Dollar versus Brazilian Real, Put	CITI	9/6/18	BRL	3.69	$4
1,440,000	1,440,000	OTC U.S. Dollar versus Brazilian Real, Put	CITI	11/20/18	BRL	3.75	15,248
2,765,209	2,765,209	OTC U.S. Dollar versus Korean Won, Put	CITI	9/20/18	KRW	1,084.00	1,341

		Total Currency Options					$16,593

Options on Futures

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Strike Price		Value
209	$23,679,047	U.S. Treasury 5-Year Note November Futures, Call	GSC	10/26/18		$115.00	$13,062
85	10,213,281	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/21/18		$120.25	33,203
85	10,213,281	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/21/18		$120.25	31,875
66	9,518,438	U.S. Treasury Bond November Futures, Call	GSC	10/26/18		$148.00	22,687
85	12,258,594	U.S. Treasury Bond October Futures, Call	GSC	9/21/18		$144.50	62,423
85	12,258,594	U.S. Treasury Bond October Futures, Put	GSC	9/21/18		$144.50	86,328

		Total Options on Futures					$249,578

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $343,105)					$266,171

At August 31, 2018, Core Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount†	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
90-Day Eurodollar December Futures	429	12/19	$104,183,800	$104,080,763	$(103,037)
90-Day Eurodollar June Futures	25	6/20	6,086,725	6,065,938	(20,787)
90-Day Eurodollar March Futures	19	3/21	4,628,163	4,611,300	(16,863)
Euro-BTP December Futures	11	12/18	1,543,176	1,542,282	(894)
U.S. Treasury 2-Year Note December Futures	355	12/18	75,063,645	75,032,579	(31,066)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount†	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy: (continued)
U.S. Treasury 5-Year Note December Futures	766	12/18	$86,924,322	$86,863,203	$(61,119)
U.S. Treasury 10-Year Note December Futures	193	12/18	23,251,977	23,211,266	(40,711)
U.S. Treasury Ultra Long Bond December Futures	134	12/18	21,448,496	21,347,875	(100,621)

					(375,098)

Contracts to Sell:
90-Day Eurodollar December Futures	62	12/18	15,185,000	15,094,675	90,325
90-Day Eurodollar March Futures	62	3/19	15,151,250	15,072,200	79,050
90-Day Eurodollar September Futures	18	9/18	4,427,100	4,394,025	33,075
Euro FX Currency September Futures	6	9/18	889,277	870,675	18,602
Euro-Bund December Futures	120	12/18	22,384,438	22,396,975	(12,537)
Japan Government 10-Year Bond September Futures	5	9/18	6,782,644	6,768,691	13,953
U.S. Treasury Long Bond December Futures	358	12/18	51,583,738	51,630,313	(46,575)

					175,893

Net Unrealized Depreciation on Open Exchange-Traded Futures Contracts					$(199,205)

At August 31, 2018, Core Fixed Income Fund had deposited cash of $1,843,044 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2018, Core Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Argentine Peso	1,790,000	USD	80,886	CITI	$46,965	10/3/18	$(33,921)
Argentine Peso	1,240,000	USD	56,033	CITI	32,535	10/3/18	(23,498)
Argentine Peso	3,750,000	USD	169,530	CITI	98,391	10/3/18	(71,139)
Argentine Peso	1,220,000	USD	55,154	CITI	32,010	10/3/18	(23,144)
Argentine Peso	4,300,000	USD	193,956	CITI	112,566	10/5/18	(81,390)
Brazilian Real	5,560,000	USD	1,473,941	CITI	1,359,649	10/18/18	(114,292)
Brazilian Real	1,650,000	USD	425,661	CITI	403,493	10/18/18	(22,168)
Brazilian Real	2,510,000	USD	633,391	CITI	613,799	10/18/18	(19,592)
Brazilian Real	1,591,202	USD	395,163	CITI	387,766	11/23/18	(7,397)
British Pound	545,347	USD	723,566	CITI	708,250	10/18/18	(15,316)
Canadian Dollar	3,780,000	USD	2,911,746	CITI	2,899,231	10/18/18	(12,515)
Canadian Dollar	2,828,619	USD	2,176,062	CITI	2,169,529	10/18/18	(6,533)
Canadian Dollar	5,233,280	USD	3,993,849	CITI	4,013,886	10/18/18	20,037
Euro	960,775	USD	1,129,811	CITI	1,119,005	10/18/18	(10,806)
Indian Rupee	127,800,000	USD	1,843,757	CITI	1,790,593	10/17/18	(53,164)
Indonesian Rupiah	24,023,470,000	USD	1,644,880	CITI	1,621,770	10/18/18	(23,110)
Japanese Yen	73,174,177	USD	654,861	CITI	660,757	10/18/18	5,896
Japanese Yen	323,413,719	USD	2,912,839	CITI	2,920,403	10/18/18	7,564
Mexican Peso	52,119,736	USD	2,714,075	CITI	2,710,286	10/18/18	(3,789)
Mexican Peso	14,720,000	USD	767,726	CITI	765,456	10/18/18	(2,270)
New Taiwan Dollar	19,780,000	USD	647,243	CITI	645,935	9/28/18	(1,308)
Russian Ruble	42,582,148	USD	677,359	CITI	627,844	10/18/18	(49,515)
South African Rand	8,680,000	USD	644,950	CITI	587,066	10/18/18	(57,884)

							(599,254)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
Australian Dollar	1,841,071	USD	1,373,559	CITI	$1,323,491	10/18/18	$50,068
Canadian Dollar	3,432,292	USD	2,608,412	CITI	2,632,542	10/18/18	(24,130)
Chinese Onshore Renminbi	26,818,047	USD	3,982,425	CITI	3,925,864	10/18/18	56,561
Chinese Onshore Renminbi	3,196,254	USD	480,423	CITI	467,896	10/18/18	12,527
Euro	2,480,429	USD	2,916,513	CITI	2,888,929	10/18/18	27,584
Euro	2,195,999	USD	2,498,685	CITI	2,557,657	10/18/18	(58,972)
Euro	319,000	USD	376,056	CITI	371,536	10/18/18	4,520
Euro	410,196	USD	483,562	CITI	477,750	10/18/18	5,812
Japanese Yen	315,000,000	USD	2,811,308	GSC	2,843,785	10/15/18	(32,477)
Japanese Yen	560,000,000	USD	5,089,392	GSC	5,063,596	11/5/18	25,796
Korean Won	2,421,467,263	USD	2,169,774	CITI	2,173,052	10/18/18	(3,278)
Mexican Peso	6,510,000	USD	339,451	CITI	338,528	10/18/18	923
New Taiwan Dollar	19,780,000	USD	649,483	CITI	646,832	10/18/18	2,651
Philippine Peso	120,583,000	USD	2,231,469	CITI	2,250,146	10/18/18	(18,677)

							48,908

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts							$(550,346)

At August 31, 2018, Core Fixed Income Fund held the following OTC Interest Rate Swap Contract:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Payment Paid	Unrealized Depreciation
Pay	3-Month BRL-CDI-Compounded	0.084%	1/2/20	CITI	BRL 41,620,000	$90	$13,267	$(13,177)

At August 31, 2018, Core Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN TIIE Banxico	7.351%	4/5/21	28-Day	MXN	15,700,000	$(13,027)	$—	$(13,027)
Pay	3-Month USD-LIBOR	2.250%	5/31/22	6-Month	USD	6,201,000	(101,668)	11,515	(113,183)
Receive	3-Month USD-LIBOR	2.950%	11/15/43	6-Month	USD	1,389,000	(3,711)	(17,059)	13,348

							$(118,406)	$(5,544)	$(112,862)

Fund Pay Floating Rate Index	Fund Receive Floating Rate Index	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation
3-Month USD-LIBOR	U.S. Federal Funds Effective Rate Index + 0.364%	9/19/23	3-Month	USD	36,066,000	$103,976	$—	$103,976

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Fund

At August 31, 2018, Core Fixed Income Fund held the following Centrally Cleared Credit Default Swap Contracts:

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/18 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized Depreciation
Markit CDX North America High Yield Series 29 5-Year Index	(5.000)%	12/20/22	3-Month	3.071%	USD	160,000	$(13,158)	$(10,800)	$(2,358)
Markit CDX North America High Yield Series 30 5-Year Index	(5.000)%	6/20/23	3-Month	3.304%	USD	2,080,000	(164,609)	(142,883)	(21,726)

							$(177,767)	$(153,683)	$(24,084)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At August 31, 2018, Core Fixed Income Fund deposited cash collateral with brokers in the amount of $211,203 for open centrally cleared swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
BRL	— Brazilian Real	CITI	— Citigroup Global Markets Inc.
CAD	— Canadian Dollar	GSC	— Goldman Sachs & Co.
EUR	— Euro
JPY	— Japanese Yen
KRW	— Korean Won
MXN	— Mexican Peso
RUB	— Russian Ruble

See pages 281-282 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
CORPORATE BONDS & NOTES — 87.9%
Advertising — 0.2%
$126,000	B	MDC Partners Inc., Company Guaranteed Notes, 6.500% due 5/1/24(a)	$113,557

Aerospace/Defense — 1.1%
110,000	BBB-	Arconic Inc., Senior Unsecured Notes, 5.950% due 2/1/37	110,207
90,000	BB	BBA US Holdings Inc., Senior Unsecured Notes, 5.375% due 5/1/26(a)	90,450
		Bombardier Inc., Senior Unsecured Notes:
45,000	B-	6.000% due 10/15/22(a)	45,337
15,000	B-	6.125% due 1/15/23(a)	15,187
120,000	B-	7.500% due 12/1/24(a)	126,450
15,000	B-	7.500% due 3/15/25(a)	15,488
		TransDigm Inc., Company Guaranteed Notes:
200,000	B-	6.500% due 5/15/25	204,000
25,000	B-	6.375% due 6/15/26	25,328

		Total Aerospace/Defense	632,447

Agriculture — 0.1%
		Alliance One International Inc.:
5,000	CCC	Secured Notes, 9.875% due 7/15/21	4,806
80,000	B-	Senior Secured Notes, 8.500% due 4/15/21(a)	82,800

		Total Agriculture	87,606

Airlines — 0.2%
123,213	BBB	United Airlines Class B Pass-Through Trust, Series 2014-1, Pass-Thru Certificates, 4.750% due 4/11/22	124,585

Apparel — 0.4%
130,000	BB-	Hanesbrands Inc., Company Guaranteed Notes, 4.875% due 5/15/26(a)	125,775
120,000	BB+	Levi Strauss & Co., Senior Unsecured Notes, 5.000% due 5/1/25	121,200

		Total Apparel	246,975

Auto Manufacturers — 0.8%
190,000	Ba3(b)	Allison Transmission Inc., Senior Unsecured Notes, 4.750% due 10/1/27(a)	179,075
80,000	BB-	JB Poindexter & Co., Inc., Senior Unsecured Notes, 7.125% due 4/15/26(a)	83,100
180,000	CCC+	Navistar International Corp., Company Guaranteed Notes, 6.625% due 11/1/25(a)	188,100

		Total Auto Manufacturers	450,275

Auto Parts & Equipment — 0.4%
50,000	BB	Delphi Technologies PLC, Company Guaranteed Notes, 5.000% due 10/1/25(a)	47,352
160,000	BBB-	ZF North America Capital Inc., Company Guaranteed Notes, 4.750% due 4/29/25(a)	161,655

		Total Auto Parts & Equipment	209,007

Banks — 1.7%
200,000	BBB-	BNP Paribas SA, Junior Subordinated Notes, 7.625% (5-Year USD Swap Rate + 6.314%)(a)(c)(d)	213,000
		CIT Group Inc.:
20,000	BB+	Senior Unsecured Notes, 5.250% due 3/7/25	20,388
95,000	BB	Subordinated Notes, 6.125% due 3/9/28	99,512
200,000	BB+	Credit Agricole SA, Junior Subordinated Notes, 8.125% (5-Year USD Swap Rate + 6.185%)(a)(c)(d)	220,550
240,000	Baa3(b)	HSBC Holdings PLC, Junior Subordinated Notes, 6.500% (5-Year USD 1100 Run ICE Swap Rate + 3.606%)(c)(d)	235,200
160,000	BBB-	JPMorgan Chase & Co., Junior Subordinated Notes, 6.750% (3-Month USD-LIBOR + 3.780%)(c)(d)	176,312

		Total Banks	964,962

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Beverages — 0.1%
$80,000	B	Cott Holdings Inc., Company Guaranteed Notes, 5.500% due 4/1/25(a)	$78,548

Building Materials — 0.8%
170,000	BB-	Builders FirstSource Inc., Senior Secured Notes, 5.625% due 9/1/24(a)	165,750
10,000	NR	Cree Inc., Senior Unsecured Notes, 0.875% due 9/1/23(a)	10,292
		Standard Industries Inc., Senior Unsecured Notes:
80,000	BBB-	5.375% due 11/15/24(a)	80,500
145,000	BBB-	6.000% due 10/15/25(a)	149,014
40,000	BBB-	4.750% due 1/15/28(a)	37,412

		Total Building Materials	442,968

Chemicals — 1.2%
15,000	BB-	Chemours Co. (The), Company Guaranteed Notes, 7.000% due 5/15/25	16,087
50,000	BB-	Nufarm Australia Ltd./Nufarm Americas Inc., Company Guaranteed Notes, 5.750% due 4/30/26(a)	46,563
160,000	BB+	Olin Corp., Senior Unsecured Notes, 5.000% due 2/1/30	153,400
60,000	B-	Tronox Inc., Company Guaranteed Notes, 6.500% due 4/15/26(a)	58,950
400,000	BB+	Valvoline Inc., Company Guaranteed Notes, 5.500% due 7/15/24	410,000

		Total Chemicals	685,000

Coal — 0.2%
50,000	Caa2(b)	Murray Energy Corp., Secured Notes, 12.000% (9.000% cash or 3.000% PIK) due 4/15/24(a)(e)	36,000
100,000	BB-	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Company Guaranteed Notes, 7.500% due 6/15/25(a)	104,500

		Total Coal	140,500

Commercial Services — 4.8%
100,000	BB-	ADT Corp. (The), Senior Secured Notes, 4.125% due 6/15/23	95,375
200,000	BBB-	Ashtead Capital Inc., Secured Notes, 5.250% due 8/1/26(a)	206,000
100,000	BB	Brink’s Co. (The), Company Guaranteed Notes, 4.625% due 10/15/27(a)	93,750
125,000	B	Carriage Services Inc., Company Guaranteed Notes, 6.625% due 6/1/26(a)	127,813
150,000	B-	Flexi-Van Leasing Inc., Secured Notes, 10.000% due 2/15/23(a)	131,250
40,000	NR	FTI Consulting Inc., Senior Unsecured Notes, 2.000% due 8/15/23(a)	40,104
170,000	B-	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Company Guaranteed Notes, 6.375% due 8/1/23(a)	171,275
133,000	B-	Laureate Education Inc., Company Guaranteed Notes, 8.250% due 5/1/25(a)	143,806
100,000	CC	Monitronics International Inc., Company Guaranteed Notes, 9.125% due 4/1/20(f)	74,000
394,000	B-	Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes, 9.250% due 5/15/23(a)	423,077
		Service Corp. International, Senior Unsecured Notes:
70,000	BB	7.500% due 4/1/27	78,312
130,000	BB	4.625% due 12/15/27	125,125
		ServiceMaster Co. LLC (The):
80,000	BB-	Company Guaranteed Notes, 5.125% due 11/15/24(a)	78,800
260,000	B	Senior Unsecured Notes, 7.450% due 8/15/27	275,600
135,000	CCC+	Team Health Holdings Inc., Company Guaranteed Notes, 6.375% due 2/1/25(a)	117,788
145,000	B	TMS International Corp., Senior Unsecured Notes, 7.250% due 8/15/25(a)	146,450
		UR Financing Escrow Corp., Company Guaranteed Notes:
230,000	BB	5.875% due 9/15/26	237,762
20,000	BB	5.500% due 5/15/27	20,000
130,000	CCC+	Verscend Escrow Corp., Senior Unsecured Notes, 9.750% due 8/15/26(a)	133,536
80,000	B	Weight Watchers International Inc., Company Guaranteed Notes, 8.625% due 12/1/25(a)	86,800

		Total Commercial Services	2,806,623

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Computers — 1.1%
		Dell International LLC/EMC Corp.:
$205,000	BB	Company Guaranteed Notes, 7.125% due 6/15/24(a)	$219,197
90,000	BBB-	Senior Secured Notes, 6.020% due 6/15/26(a)	95,556
30,000	BB+	Seagate HDD Cayman, Company Guaranteed Notes, 4.750% due 1/1/25	28,794
145,000	CCC+	West Corp., Company Guaranteed Notes, 8.500% due 10/15/25(a)	132,675
150,000	BB+	Western Digital Corp., Company Guaranteed Notes, 4.750% due 2/15/26	147,346

		Total Computers	623,568

Distribution/Wholesale — 0.3%
50,000	B-	Core & Main LP, Senior Unsecured Notes, 6.125% due 8/15/25(a)	48,250
100,000	B	KAR Auction Services Inc., Company Guaranteed Notes, 5.125% due 6/1/25(a)	98,250

		Total Distribution/Wholesale	146,500

Diversified Financial Services — 2.0%
120,000	NR	Alliance Data Systems Corp., Company Guaranteed Notes, 5.375% due 8/1/22(a)	121,200
90,000	BB-	Ally Financial Inc., Subordinated Notes, 5.750% due 11/20/25	93,600
120,000	CCC+	ASP AMC Merger Sub Inc., Senior Unsecured Notes, 8.000% due 5/15/25(a)	92,400
150,000	B-	Lions Gate Capital Holdings LLC, Company Guaranteed Notes, 5.875% due 11/1/24(a)	155,437
		Navient Corp., Senior Unsecured Notes:
50,000	B+	8.000% due 3/25/20	53,137
50,000	B+	5.000% due 10/26/20	50,260
50,000	B+	5.875% due 3/25/21	51,328
50,000	B+	6.625% due 7/26/21	52,188
50,000	B+	5.875% due 10/25/24	48,625
105,000	B+	6.750% due 6/15/26	103,294
260,000	BB	Quicken Loans Inc., Company Guaranteed Notes, 5.250% due 1/15/28(a)	239,200
100,000	B+	Travelport Corporate Finance PLC, Senior Secured Notes, 6.000% due 3/15/26(a)	102,000

		Total Diversified Financial Services	1,162,669

Electric — 2.9%
		AES Corp., Senior Unsecured Notes:
19,000	BB+	5.500% due 4/15/25	19,617
195,000	BB+	6.000% due 5/15/26	207,188
20,000	BB+	5.125% due 9/1/27	20,250
		Calpine Corp.:
70,000	BB	Senior Secured Notes, 5.875% due 1/15/24(a)	70,787
		Senior Unsecured Notes:
10,000	B	5.500% due 2/1/24	9,217
185,000	B	5.750% due 1/15/25	168,813
155,000	BB-	NRG Energy Inc., Company Guaranteed Notes, 5.750% due 1/15/28(a)	156,937
634,652	Caa1(b)	NRG REMA LLC, Pass-Thru Certificates, 9.681% due 7/2/26(g)	463,296
100,000	NR	NRG Yield Inc., Company Guaranteed Notes, 3.250% due 6/1/20(a)	100,125
115,000	BB	NRG Yield Operating LLC, Company Guaranteed Notes, 5.375% due 8/15/24	116,150
		Vistra Energy Corp., Company Guaranteed Notes:
30,000	BB	8.034% due 2/2/24	32,025
95,000	BB	7.625% due 11/1/24	102,600
85,000	BB	8.125% due 1/30/26(a)	95,094
120,000	BB	Vistra Operations Co. LLC, Senior Unsecured Notes, 5.500% due 9/1/26(a)	121,764

		Total Electric	1,683,863

Electrical Components & Equipment — 0.2%
130,000	BB-	Energizer Gamma Acquisition Inc., Senior Secured Notes, 6.375% due 7/15/26(a)	134,713

Energy — Alternate Sources — 0.8%
155,000	NR	NextEra Energy Partners LP, Company Guaranteed Notes, 1.500% due 9/15/20(a)	158,814
260,000	NR	Pattern Energy Group Inc., Company Guaranteed Notes, 4.000% due 7/15/20	259,220

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Energy — Alternate Sources — 0.8% — (continued)
$65,000	BB-	TerraForm Power Operating LLC, Company Guaranteed Notes, step bond to yield, 6.625% due 6/15/25(a)	$69,469

		Total Energy — Alternate Sources	487,503

Engineering & Construction — 0.4%
95,000	B-	frontdoor Inc., Senior Unsecured Notes, 6.750% due 8/15/26(a)	97,494
40,000	B+	New Enterprise Stone & Lime Co., Inc., Senior Secured Notes, 6.250% due 3/15/26(a)	40,800
110,000	BB-	TopBuild Corp., Company Guaranteed Notes, 5.625% due 5/1/26(a)	109,175

		Total Engineering & Construction	247,469

Entertainment — 3.4%
		AMC Entertainment Holdings Inc., Company Guaranteed Notes:
202,000	B	5.750% due 6/15/25	196,825
100,000	B	6.125% due 5/15/27	98,500
40,000	B	Boyne USA Inc., Secured Notes, 7.250% due 5/1/25(a)	42,600
145,000	B-	Caesars Resort Collection LLC/CRC Finco Inc., Company Guaranteed Notes, 5.250% due 10/15/25(a)	139,019
80,000	BB-	Carmike Cinemas Inc., Secured Notes, 6.000% due 6/15/23(a)	81,800
115,000	BB	Cinemark USA Inc., Company Guaranteed Notes, 4.875% due 6/1/23	114,137
80,000	B	Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes, 10.500% due 2/15/23(a)	80,200
160,000	B	Eldorado Resorts Inc., Company Guaranteed Notes, 6.000% due 4/1/25	163,400
		GLP Capital LP/GLP Financing II Inc., Company Guaranteed Notes:
60,000	BBB-	5.375% due 4/15/26	62,457
260,000	BBB-	5.750% due 6/1/28	276,848
30,000	NR	Live Nation Entertainment Inc., Senior Unsecured Notes, 2.500% due 3/15/23(a)	31,144
200,000	BB	Merlin Entertainments PLC, Senior Unsecured Notes, 5.750% due 6/15/26(a)	204,000
		Scientific Games International Inc.:
230,000	B-	Company Guaranteed Notes, 10.000% due 12/1/22	244,110
60,000	B+	Senior Secured Notes, 5.000% due 10/15/25(a)	57,150
90,000	BB+	Speedway Motorsports Inc., Company Guaranteed Notes, 5.125% due 2/1/23	89,550
90,000	B-	Stars Group Holdings BV/Stars Group US Co-Borrower LLC, Company Guaranteed Notes, 7.000% due 7/15/26(a)	93,825

		Total Entertainment	1,975,565

Environmental Control — 2.0%
150,000	B	Advanced Disposal Services Inc., Company Guaranteed Notes, 5.625% due 11/15/24(a)	150,375
		Covanta Holding Corp., Senior Unsecured Notes:
175,000	B	5.875% due 3/1/24	176,750
70,000	B	5.875% due 7/1/25	69,963
100,000	B-	GFL Environmental Inc., Senior Unsecured Notes, 5.375% due 3/1/23(a)	95,250
30,000	B-	Hulk Finance Corp., Senior Unsecured Notes, 7.000% due 6/1/26(a)	28,875
310,000	B+	Tervita Escrow Corp., Secured Notes, 7.625% due 12/1/21(a)	322,787
175,000	B+	Waste Pro USA Inc., Senior Unsecured Notes, 5.500% due 2/15/26(a)	169,313
160,000	CCC+	Wrangler Buyer Corp., Senior Unsecured Notes, 6.000% due 10/1/25(a)	155,200

		Total Environmental Control	1,168,513

Food — 1.4%
150,000	B-	Dole Food Co., Inc., Senior Secured Notes, 7.250% due 6/15/25(a)	147,750
160,000	BB	Lamb Weston Holdings Inc., Company Guaranteed Notes, 4.875% due 11/1/26(a)	158,000
160,000	BB-	Pilgrim’s Pride Corp., Senior Unsecured Notes, 5.875% due 9/30/27(a)	152,400
180,000	B+	Post Holdings Inc., Company Guaranteed Notes, 5.500% due 3/1/25(a)	180,000
205,000	BB	US Foods Inc., Company Guaranteed Notes, 5.875% due 6/15/24(a)	207,563

		Total Food	845,713

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Forest Products & Paper — 0.4%
		Mercer International Inc., Senior Unsecured Notes:
$100,000	BB-	6.500% due 2/1/24	$102,750
110,000	BB-	5.500% due 1/15/26(a)	107,525

		Total Forest Products & Paper	210,275

Gas — 0.5%
		AmeriGas Partners LP/AmeriGas Finance Corp., Senior Unsecured Notes:
90,000	Ba3(b)	5.625% due 5/20/24	89,775
80,000	Ba3(b)	5.500% due 5/20/25	78,800
140,000	B+	NGL Energy Partners LP/NGL Energy Finance Corp., Company Guaranteed Notes, 7.500% due 11/1/23	143,675

		Total Gas	312,250

Healthcare — Products — 0.9%
150,000	CCC	DJO Finance LLC/DJO Finance Corp., Secured Notes, 8.125% due 6/15/21(a)	155,670
30,000	CCC-	Immucor Inc., Company Guaranteed Notes, 11.125% due 2/15/22(a)	30,225
215,000	B-	Kinetic Concepts Inc./KCI USA Inc., Secured Notes, 12.500% due 11/1/21(a)	236,500
115,000	BB	Teleflex Inc., Company Guaranteed Notes, 4.625% due 11/15/27	109,969

		Total Healthcare — Products	532,364

Healthcare — Services — 6.1%
130,000	B+	Catalent Pharma Solutions Inc., Company Guaranteed Notes, 4.875% due 1/15/26(a)	124,637
		Centene Corp., Senior Unsecured Notes:
110,000	BB+	4.750% due 5/15/22	112,475
300,000	BB+	6.125% due 2/15/24	316,125
115,000	BB+	5.375% due 6/1/26(a)	119,005
90,000	BB+	Charles River Laboratories International Inc., Company Guaranteed Notes, 5.500% due 4/1/26(a)	91,575
115,000	B-	CHS/Community Health Systems Inc., Senior Secured Notes, 6.250% due 3/31/23	109,825
80,000	B+	DaVita Inc., Company Guaranteed Notes, 5.125% due 7/15/24	77,530
95,000	CCC+	Eagle Holding Co. II LLC, Senior Unsecured Notes, 7.625% (7.625% cash or 8.375% PIK) due 5/15/22(a)(e)	96,425
162,000	B	Envision Healthcare Corp., Company Guaranteed Notes, 6.250% due 12/1/24(a)	173,745
940,000	NR	Escrow Magellan Health, (Restricted, cost — $0, acquired 4/14/15), 9.750% due 5/15/20#(g)(h)(i)	—
		HCA Inc.:
		Company Guaranteed Notes:
350,000	BB-	5.375% due 2/1/25	354,875
65,000	Ba2(b)	5.375% due 9/1/26	65,488
185,000	Ba2(b)	5.625% due 9/1/28	185,925
80,000	BB-	7.500% due 11/6/33	85,600
140,000	BB-	7.500% due 11/15/95	137,900
		Senior Secured Notes:
25,000	BBB-	5.000% due 3/15/24	25,625
50,000	BBB-	5.250% due 4/15/25	51,687
30,000	BBB-	5.250% due 6/15/26	30,975
190,000	BBB-	5.500% due 6/15/47	190,950
250,000	B-	MPH Acquisition Holdings LLC, Company Guaranteed Notes, 7.125% due 6/1/24(a)	259,375
150,000	B-	Polaris Intermediate Corp., Senior Unsecured Notes, 8.500% (8.500% cash or 9.250% PIK) due 12/1/22(a)(e)	155,438
60,000	B	RegionalCare Hospital Partners Holdings Inc., Senior Secured Notes, 8.250% due 5/1/23(a)	64,050
		Tenet Healthcare Corp.:
120,000	B-	Secured Notes, 7.500% due 1/1/22(a)	126,113
60,000	BB-	Senior Secured Notes, 6.000% due 10/1/20	62,550
310,000	CCC+	Senior Unsecured Notes, 8.125% due 4/1/22	328,600

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Healthcare — Services — 6.1% — (continued)
		WellCare Health Plans Inc., Senior Unsecured Notes:
$170,000	BB	5.250% due 4/1/25	$174,250
50,000	Ba2(b)	5.375% due 8/15/26(a)	51,625

		Total Healthcare — Services	3,572,368

Home Builders — 1.5%
160,000	B+	Century Communities Inc., Company Guaranteed Notes, 5.875% due 7/15/25	150,400
		Lennar Corp., Company Guaranteed Notes:
80,000	BB+	4.500% due 4/30/24	78,724
80,000	BB+	4.750% due 11/29/27	76,700
70,000	BB-	LGI Homes Inc., Company Guaranteed Notes, 6.875% due 7/15/26(a)	69,738
		Mattamy Group Corp., Senior Unsecured Notes:
127,000	BB	6.875% due 12/15/23(a)	129,857
75,000	BB	6.500% due 10/1/25(a)	74,265
160,000	BB	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Company Guaranteed Notes, 5.875% due 4/15/23(a)	160,848
		William Lyon Homes Inc., Company Guaranteed Notes:
60,000	B+	7.000% due 8/15/22	61,275
70,000	B+	6.000% due 9/1/23(a)	67,921
10,000	B+	5.875% due 1/31/25	9,512

		Total Home Builders	879,240

Household Products/Wares — 0.8%
		Central Garden & Pet Co., Company Guaranteed Notes:
165,000	BB-	6.125% due 11/15/23	170,981
90,000	BB-	5.125% due 2/1/28	84,938
225,000	B+	Spectrum Brands Inc., Company Guaranteed Notes, 5.750% due 7/15/25	228,375

		Total Household Products/Wares	484,294

Insurance — 0.4%
70,000	BB+	Fidelity & Guaranty Life Holdings Inc., Senior Unsecured Notes, 5.500% due 5/1/25(a)	69,650
100,000	CCC+	HUB International Ltd., Senior Unsecured Notes, 7.000% due 5/1/26(a)	99,605
50,000	BB+	Radian Group Inc., Senior Unsecured Notes, 4.500% due 10/1/24	49,500

		Total Insurance	218,755

Internet — 1.1%
160,000	B+	Cogent Communications Group Inc., Senior Secured Notes, 5.375% due 3/1/22(a)	163,600
130,000	CCC+	EIG Investors Corp., Company Guaranteed Notes, 10.875% due 2/1/24	142,025
		Match Group Inc., Senior Unsecured Notes:
80,000	BB-	6.375% due 6/1/24	85,400
90,000	BB-	5.000% due 12/15/27(a)	88,875
70,000	B+	Netflix Inc., Senior Unsecured Notes, 5.875% due 2/15/25	72,450
10,000	NR	Twitter Inc., Senior Unsecured Notes, 0.250% due 6/15/24(a)	9,549
100,000	B	Zayo Group LLC/Zayo Capital Inc., Company Guaranteed Notes, 6.375% due 5/15/25	104,875

		Total Internet	666,774

Iron/Steel — 0.5%
35,000	B+	Allegheny Ludlum LLC, Company Guaranteed Notes, 6.950% due 12/15/25	35,875
235,000	B	Allegheny Technologies Inc., Senior Unsecured Notes, 7.875% due 8/15/23	252,331

		Total Iron/Steel	288,206

Leisure Time — 1.4%
100,000	BBB-	Brunswick Corp., Senior Unsecured Notes, 4.625% due 5/15/21(a)	99,753
106,000	BB+	NCL Corp., Ltd., Senior Unsecured Notes, 4.750% due 12/15/21(a)	106,928
85,000	BBB-	Silversea Cruise Finance Ltd., Senior Secured Notes, 7.250% due 2/1/25(a)	92,756
455,000	B	Viking Cruises Ltd., Company Guaranteed Notes, 5.875% due 9/15/27(a)	448,175
70,000	BB-	VOC Escrow Ltd., Senior Secured Notes, 5.000% due 2/15/28(a)	67,783

		Total Leisure Time	815,395

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Lodging — 1.3%
$162,832	NR	Bossier Casino Venture Holdco Inc., Senior Secured Notes, 14.000% (14.000% cash or 14.310% PIK) due 2/9/23#(a)(e)(g)(i)	$162,832
160,000	BB+	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Company Guaranteed Notes, 4.875% due 4/1/27	157,800
35,000	CCC	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Secured Notes, 10.250% due 11/15/22(a)	38,150
		MGM Resorts International, Company Guaranteed Notes:
175,000	BB-	7.750% due 3/15/22	192,718
60,000	BB-	5.750% due 6/15/25	60,720
100,000	BB-	4.625% due 9/1/26	94,750
40,000	B-	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes, 5.875% due 5/15/25(a)	37,450
15,000	BB-	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Company Guaranteed Notes, 5.250% due 5/15/27(a)	14,044

		Total Lodging	758,464

Machinery — Construction & Mining — 0.5%
235,000	B	BlueLine Rental Finance Corp./BlueLine Rental LLC, Secured Notes, 9.250% due 3/15/24(a)	247,338
30,000	BB+	BWX Technologies Inc., Company Guaranteed Notes, 5.375% due 7/15/26(a)	30,375

		Total Machinery — Construction & Mining	277,713

Machinery — Diversified — 0.7%
70,000	B	Cleaver-Brooks Inc., Senior Secured Notes, 7.875% due 3/1/23(a)	72,450
192,000	B	Cloud Crane LLC, Secured Notes, 10.125% due 8/1/24(a)	209,280
30,000	B	MAI Holdings Inc., (Restricted, cost — $30,000, acquired 6/14/18), Senior Secured Notes, 9.500% due 6/1/23(h)	31,125
80,000	CCC+	Titan Acquisition Ltd./Titan Co-Borrower LLC, Senior Unsecured Notes, 7.750% due 4/15/26(a)	68,876

		Total Machinery — Diversified	381,731

Media — 5.1%
510,000	B	Altice France SA, Senior Secured Notes, 7.375% due 5/1/26(a)	502,988
60,000	B-	CBS Radio Inc., Company Guaranteed Notes, 7.250% due 11/1/24(a)	57,750
		CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes:
355,000	BB	5.875% due 4/1/24(a)	362,988
40,000	BB	5.750% due 2/15/26(a)	40,100
120,000	BB	5.125% due 5/1/27(a)	114,750
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
210,000	BBB-	4.908% due 7/23/25	214,758
90,000	BBB-	6.484% due 10/23/45	96,466
100,000	CCC+	Clear Channel Worldwide Holdings Inc., Company Guaranteed Notes, 7.625% due 3/15/20	100,750
		CSC Holdings LLC, Senior Unsecured Notes:
100,000	B-	6.750% due 11/15/21	106,250
169,000	B-	10.875% due 10/15/25(a)	197,096
		DISH DBS Corp., Company Guaranteed Notes:
20,000	B	6.750% due 6/1/21.	20,350
80,000	B	5.875% due 11/15/24	69,900
410,000	B	7.750% due 7/1/26	371,562
		DISH Network Corp., Senior Unsecured Notes:
50,000	CCC+	2.375% due 3/15/24	44,075
15,000	CCC+	3.375% due 8/15/26	14,147
40,000	BB-	EW Scripps Co. (The), Company Guaranteed Notes, 5.125% due 5/15/25(a)	38,300
1,124	C	LBI Media Inc., Secured Notes, 13.500% (8.750% cash or 2.750% PIK) due 4/15/20(a)(e)	202
4,000	CCC+	McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, Senior Unsecured Notes, 7.875% due 5/15/24(a)	3,535
80,000	B	Meredith Corp., Company Guaranteed Notes, 6.875% due 2/1/26(a)	81,200

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Media — 5.1% — (continued)
		Sirius XM Radio Inc., Company Guaranteed Notes:
$225,000	BB	6.000% due 7/15/24(a)	$234,360
8,000	BB	5.000% due 8/1/27(a)	7,770
70,000	BBB-	Time Warner Cable LLC, Senior Secured Notes, 7.300% due 7/1/38	81,704
80,000	BB-	Univision Communications Inc., Senior Secured Notes, 5.125% due 2/15/25(a)	73,600
129,000	B	Virgin Media Finance PLC, Company Guaranteed Notes, 6.375% due 4/15/23(a)	133,515

		Total Media	2,968,116

Metal Fabricate/Hardware — 0.4%
150,000	B+	Novelis Corp., Company Guaranteed Notes, 5.875% due 9/30/26(a)	146,445
89,000	B	Park-Ohio Industries Inc., Company Guaranteed Notes, 6.625% due 4/15/27	91,448

		Total Metal Fabricate/Hardware	237,893

Mining — 3.0%
200,000	BB+	Alcoa Nederland Holding BV, Company Guaranteed Notes, 6.125% due 5/15/28(a)	207,000
100,000	B	Eldorado Gold Corp., Company Guaranteed Notes, 6.125% due 12/15/20(a)	94,250
		First Quantum Minerals Ltd., Company Guaranteed Notes:
260,000	B	7.250% due 4/1/23(a)	254,800
200,000	B	7.500% due 4/1/25(a)	193,250
420,000	BB-	Freeport-McMoRan Inc., Company Guaranteed Notes, 5.450% due 3/15/43	376,782
320,000	B+	HudBay Minerals Inc., Company Guaranteed Notes, 7.625% due 1/15/25(a)	326,800
177,135	WR(b)	Midwest Vanadium Pty Ltd., Senior Secured Notes, 11.500% due 2/15/18(a)(g)(j)	2,000
110,000	B	New Gold Inc., Company Guaranteed Notes, 6.375% due 5/15/25(a)	94,050
80,000	BB-	Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes, 7.125% due 11/1/22(a)	81,900
140,000	BB+	Teck Resources Ltd., Company Guaranteed Notes, 6.250% due 7/15/41	148,092

		Total Mining	1,778,924

Miscellaneous Manufacturers — 0.1%
80,000	B	FXI Holdings Inc., Senior Secured Notes, 7.875% due 11/1/24(a)	77,300

Oil & Gas — 10.6%
		Antero Resources Corp., Company Guaranteed Notes:
135,000	BB+	5.125% due 12/1/22	137,025
5,000	BB+	5.625% due 6/1/23	5,170
		Berry Petroleum Co. LLC:
60,000	B+	Company Guaranteed Notes, 7.000% due 2/15/26(a)	62,232
		Senior Unsecured Notes:
310,000	NR	6.750% due 11/1/20#(g)(i)	—
790,000	NR	6.375% due 9/15/22#(g)(i)	—
70,000	B+	Carrizo Oil & Gas Inc., Company Guaranteed Notes, 8.250% due 7/15/25	75,425
120,000	BB-	Centennial Resource Production LLC, Company Guaranteed Notes, 5.375% due 1/15/26(a)	118,200
		Chesapeake Energy Corp., Company Guaranteed Notes:
120,000	CCC+	5.750% due 3/15/23	117,000
190,000	CCC+	5.500% due 9/15/26	184,382
150,000	BBB-	Continental Resources Inc., Company Guaranteed Notes, 4.900% due 6/1/44	149,524
90,000	B	Covey Park Energy LLC/Covey Park Finance Corp., Company Guaranteed Notes, 7.500% due 5/15/25(a)	92,138
245,000	BB-	CrownRock LP/CrownRock Finance Inc., Senior Unsecured Notes, 5.625% due 10/15/25(a)	238,875
181,000	BB-	CVR Refining LLC/Coffeyville Finance Inc., Company Guaranteed Notes, 6.500% due 11/1/22	185,525
		Diamondback Energy Inc., Company Guaranteed Notes:
50,000	BB	4.750% due 11/1/24	50,500
280,000	BB	5.375% due 5/31/25	287,350
		Endeavor Energy Resources LP/EER Finance Inc., Senior Unsecured Notes:
10,000	BB-	5.500% due 1/30/26(a)	10,025
250,000	BB-	5.750% due 1/30/28(a)	250,313

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Oil & Gas — 10.6% — (continued)
		EP Energy LLC/Everest Acquisition Finance Inc.:
$200,000	CCC-	Company Guaranteed Notes, 6.375% due 6/15/23	$128,000
		Secured Notes:
80,000	CCC-	9.375% due 5/1/24(a)	63,400
50,000	CCC-	8.000% due 2/15/25(a)	36,375
30,000	B	Senior Secured Notes, 7.750% due 5/15/26(a)	30,750
		Extraction Oil & Gas Inc., Company Guaranteed Notes:
140,000	B	7.375% due 5/15/24(a)	143,150
215,000	B	5.625% due 2/1/26(a)	202,369
120,000	CCC+	Great Western Petroleum LLC/Great Western Finance Corp., Senior Unsecured Notes, 9.000% due 9/30/21(a)	123,900
		Gulfport Energy Corp., Company Guaranteed Notes:
125,000	BB-	6.625% due 5/1/23	128,125
90,000	BB-	6.375% due 5/15/25	89,550
12,000	B	Jagged Peak Energy LLC, Company Guaranteed Notes, 5.875% due 5/1/26(a)	11,850
90,000	BB-	Matador Resources Co., Senior Unsecured Notes, 5.875% due 9/15/26(a)	91,818
150,000	BB-	MEG Energy Corp., Company Guaranteed Notes, 7.000% due 3/31/24(a)	136,875
170,000	BB+	Murphy Oil USA Inc., Company Guaranteed Notes, 5.625% due 5/1/27	170,213
		Nabors Industries Inc., Company Guaranteed Notes:
10,000	BB	4.625% due 9/15/21	9,985
40,000	BB	5.750% due 2/1/25(a)	38,584
		Oasis Petroleum Inc., Company Guaranteed Notes:
67,000	BB-	6.875% due 3/15/22	68,340
50,000	BB-	6.250% due 5/1/26(a)	50,937
		Parsley Energy LLC/Parsley Finance Corp., Company Guaranteed Notes:
105,000	BB-	5.250% due 8/15/25(a)	104,737
65,000	BB-	5.625% due 10/15/27(a)	65,975
		PBF Holding Co. LLC/PBF Finance Corp., Company Guaranteed Notes:
135,000	BB	7.000% due 11/15/23	141,750
173,000	BB	7.250% due 6/15/25	182,947
915,000	NR	Peabody Energy Corp., Senior Secured Notes, 10.000% due 3/15/22#(i)	—
100,000	BB-	Petrobras Global Finance BV, Company Guaranteed Notes, 7.375% due 1/17/27	99,370
55,000	BB	Precision Drilling Corp., Company Guaranteed Notes, 7.125% due 1/15/26(a)	56,719
30,000	B	Pride International LLC, Company Guaranteed Notes, 7.875% due 8/15/40	28,125
123,000	BB	QEP Resources Inc., Senior Unsecured Notes, 5.625% due 3/1/26	118,080
185,000	BB	Seven Generations Energy Ltd., Company Guaranteed Notes, 5.375% due 9/30/25(a)	179,913
230,000	B-	Shelf Drilling Holdings Ltd., Company Guaranteed Notes, 8.250% due 2/15/25(a)	236,613
		SM Energy Co., Senior Unsecured Notes:
130,000	BB-	6.750% due 9/15/26	135,362
35,000	BB-	6.625% due 1/15/27	36,139
		Sunoco LP/Sunoco Finance Corp., Company Guaranteed Notes:
110,000	BB-	4.875% due 1/15/23(a)	108,794
48,000	BB-	5.500% due 2/15/26(a)	46,080
100,000	B	Teine Energy Ltd., Senior Unsecured Notes, 6.875% due 9/30/22(a)	101,000
95,000	B+	Transocean Guardian Ltd., Senior Secured Notes, 5.875% due 1/15/24(a)	95,831
		Transocean Inc., Company Guaranteed Notes:
80,000	B	7.500% due 1/15/26(a)	81,700
80,000	B-	6.800% due 3/15/38	66,300
100,000	B+	Transocean Pontus Ltd., Senior Secured Notes, 6.125% due 8/1/25(a)	102,250
265,000	BB-	Trinidad Drilling Ltd., Company Guaranteed Notes, 6.625% due 2/15/25(a)	263,675
		Whiting Petroleum Corp.:
30,000	BB	Company Guaranteed Notes, 5.750% due 3/15/21	30,825
100,000	BB	Senior Unsecured Notes, 6.625% due 1/15/26	104,375

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Oil & Gas — 10.6% — (continued)
		WildHorse Resource Development Corp., Company Guaranteed Notes:
$120,000	B	6.875% due 2/1/25	$121,500
5,000	B	6.875% due 2/1/25(a)	5,063
		WPX Energy Inc., Senior Unsecured Notes:
150,000	BB-	8.250% due 8/1/23	171,000
30,000	BB-	5.750% due 6/1/26	30,375

		Total Oil & Gas	6,202,403

Oil & Gas Services — 0.2%
25,000	BB-	SESI LLC, Company Guaranteed Notes, 7.750% due 9/15/24	25,938
		Weatherford International Ltd., Company Guaranteed Notes:
55,000	B-	8.250% due 6/15/23	51,287
55,000	B-	9.875% due 2/15/24	52,250

		Total Oil & Gas Services	129,475

Packaging & Containers — 2.1%
		Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Company Guaranteed Notes:
250,000	B	7.250% due 5/15/24(a)	263,750
200,000	B	6.000% due 2/15/25(a)	196,000
70,000	BB-	Berry Global Inc., Secured Notes, 4.500% due 2/15/26(a)	65,800
25,000	B+	Crown Americas LLC/Crown Americas Capital Corp. V, Company Guaranteed Notes, 4.250% due 9/30/26	23,000
160,000	B+	Crown Americas LLC/Crown Americas Capital Corp. VI, Company Guaranteed Notes, 4.750% due 2/1/26(a)	154,000
80,000	CCC+	Flex Acquisition Co., Inc., Senior Unsecured Notes, 7.875% due 7/15/26(a)	80,300
		Pactiv LLC, Senior Unsecured Notes:
40,000	B-	7.950% due 12/15/25	43,600
180,000	B-	8.375% due 4/15/27	196,200
205,000	B-	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Company Guaranteed Notes, 7.000% due 7/15/24(a)	208,664

		Total Packaging & Containers	1,231,314

Pharmaceuticals — 4.6%
		Bausch Health Cos., Inc.:
		Company Guaranteed Notes:
45,000	B-	7.500% due 7/15/21(a)	45,799
25,000	B-	5.625% due 12/1/21(a)	24,844
90,000	B-	5.500% due 3/1/23(a)	85,287
35,000	B-	6.125% due 4/15/25(a)	32,681
80,000	B-	9.000% due 12/15/25(a)	84,900
80,000	B-	9.250% due 4/1/26(a)	85,062
76,000	B-	8.500% due 1/31/27(a)	78,280
		Senior Secured Notes:
450,000	BB-	7.000% due 3/15/24(a)	476,438
200,000	BB-	5.500% due 11/1/25(a)	200,250
649,000	B-	BioScrip Inc. First Lien Notes, (Restricted, cost — $644,072, acquired 6/26/17), Senior Secured Notes, 8.875% due 8/15/20(c)(g)(h)(i)	678,167
		Endo Finance LLC/Endo Finco Inc., Company Guaranteed Notes:
50,000	CCC+	7.250% due 1/15/22(a)	48,250
40,000	CCC+	5.375% due 1/15/23(a)	34,400
60,000	BB-	HLF Financing Sarl LLC / Herbalife International Inc., Senior Unsecured Notes, 7.250% due 8/15/26(a)	60,921
236,000	B+	inVentiv Group Holdings Inc./inVentiv Health Inc./inVentiv Health Clinical Inc., Company Guaranteed Notes, 7.500% due 10/1/24(a)	250,776
140,000	CCC+	NVA Holdings Inc., Company Guaranteed Notes, 6.875% due 4/1/26(a)	139,825

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Pharmaceuticals — 4.6% — (continued)
		Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes:
$80,000	BB	2.200% due 7/21/21	$74,871
15,000	BB	3.150% due 10/1/26	12,464
270,000	B-	Vizient Inc., Senior Unsecured Notes, 10.375% due 3/1/24(a)	296,325

		Total Pharmaceuticals	2,709,540

Pipelines — 3.3%
180,000	BB+	Antero Midstream Partners LP/Antero Midstream Finance Corp., Company Guaranteed Notes, 5.375% due 9/15/24	182,250
		Blue Racer Midstream LLC/Blue Racer Finance Corp.:
100,000	B	Company Guaranteed Notes, 6.125% due 11/15/22(a)	102,498
80,000	B	Senior Unsecured Notes, 6.625% due 7/15/26(a)	80,800
		Cheniere Corpus Christi Holdings LLC, Senior Secured Notes:
350,000	BB-	7.000% due 6/30/24	388,500
100,000	BB-	5.125% due 6/30/27	102,125
20,000	NR	Cheniere Energy Inc., Senior Unsecured Notes, 4.250% due 3/15/45	15,934
80,000	BB	Cheniere Energy Partners LP, Senior Secured Notes, 5.250% due 10/1/25	80,200
80,000	BB	DCP Midstream Operating LP, Company Guaranteed Notes, 6.750% due 9/15/37(a)	86,500
110,000	B+	Genesis Energy LP/Genesis Energy Finance Corp., Company Guaranteed Notes, 6.000% due 5/15/23	108,763
80,000	BBB-	NGPL PipeCo LLC, Senior Unsecured Notes, 7.768% due 12/15/37(a)	99,200
100,000	BB	Plains All American Pipeline LP, Junior Subordinated Notes, 6.125% (3-Month USD-LIBOR + 4.110%)(c)(d)	98,000
		Rockies Express Pipeline LLC, Senior Unsecured Notes:
90,000	BBB-	7.500% due 7/15/38(a)	107,550
130,000	BBB-	6.875% due 4/15/40(a)	151,450
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
60,000	BB-	4.250% due 11/15/23	58,350
80,000	BB-	5.875% due 4/15/26(a)	82,100
150,000	BBB	Williams Cos., Inc. (The), Senior Unsecured Notes, 8.750% due 3/15/32	201,562

		Total Pipelines	1,945,782

Private Equity — 0.2%
125,000	BB+	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Company Guaranteed Notes, 6.250% due 2/1/22	128,738

Real Estate — 1.1%
265,000	B	Five Point Operating Co. LP/Five Point Capital Corp., Company Guaranteed Notes, 7.875% due 11/15/25(a)	268,975
205,000	BB-	Greystar Real Estate Partners LLC, Senior Secured Notes, 5.750% due 12/1/25(a)	200,900
80,000	BB-	Hunt Cos., Inc., Senior Secured Notes, 6.250% due 2/15/26(a)	75,000
80,000	B+	WeWork Cos., Inc., Company Guaranteed Notes, 7.875% due 5/1/25(a)	77,912

		Total Real Estate	622,787

Real Estate Investment Trusts (REITs) — 1.3%
		CoreCivic Inc., Company Guaranteed Notes:
50,000	BB	5.000% due 10/15/22	50,125
90,000	BB	4.750% due 10/15/27	81,000
60,000	BB	CTR Partnership LP/CareTrust Capital Corp., Company Guaranteed Notes, 5.250% due 6/1/25	58,650
80,000	BB-	ESH Hospitality Inc., Company Guaranteed Notes, 5.250% due 5/1/25(a)	77,700
100,000	B+	GEO Group Inc. (The), Company Guaranteed Notes, 5.125% due 4/1/23	97,000
80,000	BB-	MGP Escrow Issuer LLC, Company Guaranteed Notes, 4.500% due 9/1/26	76,600
50,000	BBB-	MPT Operating Partnership LP/MPT Finance Corp., Company Guaranteed Notes, 5.000% due 10/15/27	49,125

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Real Estate Investment Trusts (REITs) — 1.3% — (continued)
$40,000	B-	Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC, Senior Secured Notes, 6.000% due 4/15/23(a)	$38,500
201,754	BB	VICI Properties 1 LLC/VICI FC Inc., Secured Notes, 8.000% due 10/15/23	223,947

		Total Real Estate Investment Trusts (REITs)	752,647

Retail — 2.4%
		1011778 BC ULC/New Red Finance Inc.:
232,000	B-	Secured Notes, 5.000% due 10/15/25(a)	225,040
50,000	B+	Senior Secured Notes, 4.250% due 5/15/24(a)	47,875
80,000	B+	Beacon Roofing Supply Inc., Company Guaranteed Notes, 4.875% due 11/1/25(a)	74,200
60,000	BB+	Brinker International Inc., Company Guaranteed Notes, 5.000% due 10/1/24(a)	58,050
100,000	B-	Carrols Restaurant Group Inc., Secured Notes, 8.000% due 5/1/22	104,375
80,000	BB	FirstCash Inc., Company Guaranteed Notes, 5.375% due 6/1/24(a)	80,400
		Golden Nugget Inc.:
225,000	CCC+	Company Guaranteed Notes, 8.750% due 10/1/25(a)	237,937
100,000	CCC+	Senior Unsecured Notes, 6.750% due 10/15/24(a)	101,875
95,000	CCC+	IRB Holding Corp., Company Guaranteed Notes, 6.750% due 2/15/26(a)	90,963
110,000	BB	L Brands Inc., Company Guaranteed Notes, 5.250% due 2/1/28	94,737
		Party City Holdings Inc., Company Guaranteed Notes:
25,000	B-	6.125% due 8/15/23(a)	25,500
105,000	B-	6.625% due 8/1/26(a)	106,050
70,000	BB-	Sally Holdings LLC/Sally Capital Inc., Company Guaranteed Notes, 5.625% due 12/1/25	64,575
70,000	BB-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 5.875% due 3/1/27	66,500

		Total Retail	1,378,077

Semiconductors — 0.4%
105,000	BB-	Entegris Inc., Company Guaranteed Notes, 4.625% due 2/10/26(a)	101,719
100,000	BB+	Sensata Technologies UK Financing Co. PLC, Company Guaranteed Notes, 6.250% due 2/15/26(a)	105,625

		Total Semiconductors	207,344

Software — 2.3%
		CDK Global Inc., Senior Unsecured Notes:
80,000	BB+	5.875% due 6/15/26	82,331
70,000	BB+	4.875% due 6/1/27	69,125
80,000	B	Donnelley Financial Solutions Inc., Company Guaranteed Notes, 8.250% due 10/15/24	84,000
350,000	B+	First Data Corp., Secured Notes, 5.750% due 1/15/24(a)	358,313
215,000	BB	j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Company Guaranteed Notes, 6.000% due 7/15/25(a)	222,256
175,000	CCC+	Riverbed Technology Inc., Company Guaranteed Notes, 8.875% due 3/1/23(a)	162,531
150,000	CCC+	Solera LLC/Solera Finance Inc., Senior Unsecured Notes, 10.500% due 3/1/24(a)	165,375
200,000	B	Veritas US Inc./Veritas Bermuda Ltd., Senior Secured Notes, 7.500% due 2/1/23(a)	192,500

		Total Software	1,336,431

Telecommunications — 5.8%
		CenturyLink Inc., Senior Unsecured Notes:
50,000	B+	6.450% due 6/15/21	52,250
50,000	B+	6.750% due 12/1/23(f)	52,250
		CommScope Technologies LLC, Company Guaranteed Notes:
224,000	BB-	6.000% due 6/15/25(a)	232,960
60,000	BB-	5.000% due 3/15/27(a)	58,500
10,000	NR	Finisar Corp., Senior Unsecured Notes, 0.500% due 12/15/36	9,240
30,000	CCC+	Frontier Communications Corp., Senior Unsecured Notes, 10.500% due 9/15/22	26,550
40,000	NR	GCI Liberty Inc., Senior Unsecured Notes, 1.750% due 9/30/46(a)	42,005
120,000	BB-	Hughes Satellite Systems Corp., Company Guaranteed Notes, 6.625% due 8/1/26	115,200

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
Telecommunications — 5.8% — (continued)
		Intelsat Jackson Holdings SA:
$120,000	CCC+	Company Guaranteed Notes, 5.500% due 8/1/23	$109,764
150,000	B	Senior Secured Notes, 8.000% due 2/15/24(a)	158,250
		Level 3 Financing Inc., Company Guaranteed Notes:
100,000	BB	5.125% due 5/1/23	100,159
40,000	BB	5.375% due 1/15/24	40,100
90,000	BB	5.250% due 3/15/26	88,434
10,000	B+	Level 3 Parent LLC, Senior Unsecured Notes, 5.750% due 12/1/22	10,100
		Sprint Capital Corp., Company Guaranteed Notes:
150,000	B	6.875% due 11/15/28	149,250
55,000	B	8.750% due 3/15/32	60,913
		Sprint Communications Inc., Senior Unsecured Notes:
230,000	B	11.500% due 11/15/21	271,975
15,000	B	6.000% due 11/15/22	15,220
		Sprint Corp., Company Guaranteed Notes:
310,000	B	7.250% due 9/15/21	325,791
165,000	B	7.875% due 9/15/23	177,994
345,000	B	7.625% due 3/1/26	363,168
240,000	BB+	Telecom Italia SpA, Senior Unsecured Notes, 5.303% due 5/30/24(a)	240,300
		T-Mobile USA Inc., Company Guaranteed Notes:
460,000	BB+	6.500% due 1/15/26	487,457
45,000	BB+	4.500% due 2/1/26	42,975
60,000	BB+	4.750% due 2/1/28	56,583
150,000	CCC	Windstream Services LLC / Windstream Finance Corp., Secured Notes, 10.500% due 6/30/24(a)	121,500

		Total Telecommunications	3,408,888

Transportation — 1.2%
100,000	B+	Con-Way Inc., Senior Unsecured Notes, 6.700% due 5/1/34	100,500
140,000	B-	Navios Maritime Acquisition Corp./Navios Acquisition Finance US Inc., Senior Secured Notes, 8.125% due 11/15/21(a)	121,100
9,885	CCC-	Neovia Logistics Services LLC/Neovia Logistics Intermediate Finance Corp., Senior Unsecured Notes, 10.000% (10.000% cash or 10.750% PIK) due 4/1/20(a)(e)	6,598
190,000	CCC+	Neovia Logistics services LLC/SPL Logistics Finance Corp., Senior Secured Notes, 8.875% due 8/1/20(a)	174,563
		XPO Logistics Inc., Company Guaranteed Notes:
38,000	BB	6.500% due 6/15/22(a)	39,395
260,000	BB	6.125% due 9/1/23(a)	268,775

		Total Transportation	710,931

Trucking & Leasing — 1.2%
340,000	BB+	DAE Funding LLC, Company Guaranteed Notes, 5.000% due 8/1/24(a)	334,900
		Park Aerospace Holdings Ltd., Company Guaranteed Notes:
80,000	BB	5.250% due 8/15/22(a)	81,800
50,000	BB	4.500% due 3/15/23(a)	49,563
210,000	BB	5.500% due 2/15/24(a)	216,300

		Total Trucking & Leasing	682,563

		TOTAL CORPORATE BONDS & NOTES (Cost — $51,220,501)	51,366,111

SENIOR LOANS — 5.0%
80,000	NR	American Media Inc., (Restricted, cost — $79,483, acquired 6/29/18), 10.334% (3-Month USD-LIBOR + 8.000%) due 9/30/18(g)(h)(i)	79,200
167,854	NR	Ancestry.com Operations Inc., (Restricted, cost — $168,063, acquired 11/21/17), 5.330% (1-Month USD-LIBOR + 3.250%) due 10/19/23(h)	168,378

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount/Units†	Rating††	Security	Value
SENIOR LOANS — 5.0% — (continued)
$315,000	NR	Asurion LLC, 8.576% (1-Month USD-LIBOR + 6.500%) due 8/4/25	$324,711
129,025	NR	Big River Steel LLC, 7.334% (3-Month USD-LIBOR + 5.000%) due 8/23/23	131,444
110,000	NR	Deck Chassis Acquisition Inc., 8.076% (1-Month USD-LIBOR + 6.000%) due 6/15/23	110,550
256,580	NR	EIG Investors Corp., 6.060% (3-Month USD-LIBOR + 3.750%/1-Month USD-LIBOR + 3.750%) due 2/9/23	258,087
220,000	NR	Graftech International Ltd., 5.576% (1-Month USD-LIBOR + 3.500%) due 2/12/25	221,650
70,000	NR	Herbalife Nutrition Ltd., due 8/18/25(k)	70,350
100,000	NR	Intelsat Jackson Holdings SA, 6.625% due 1/2/24	105,075
108,799	NR	Lantheus Medical Imaging Inc., (Restricted, cost — $109,411, acquired 11/29/17), 5.826% (1-Month USD-LIBOR + 3.750%) due 6/30/22(h)	109,343
68,059	NR	Laureate Education Inc., (Restricted, cost — $67,508, acquired 4/21/17), 5.576% (1-Month USD-LIBOR + 3.500%) due 4/26/24(h)	68,319
96,538	NR	Murray Energy Corp., (Restricted, cost — $91,498, acquired 6/29/18), 9.326% (1-Month USD-LIBOR + 7.250%) due 10/17/22(h)	90,504
288,550	NR	Navistar Inc., 5.580% (1-Month USD-LIBOR + 3.500%) due 11/6/24	289,872
116,781	NR	Panda Temple Power LLC, (Restricted, cost — $114,822, acquired 2/7/18), 10.067% (1-Month USD-LIBOR + 8.000%) due 2/7/23(h)	118,143
208,055	NR	PetSmart Inc., (Restricted, cost — $172,495, acquired 12/13/17), 5.090% (1-Month USD-LIBOR + 3.000%) due 3/11/22(h)	179,794
90,000	NR	Pisces Midco Inc., (Restricted, cost — $89,685, acquired 3/29/18), 6.087% (3-Month USD-LIBOR + 3.750%) due 4/12/25(h)	90,450
280,900	NR	Press Ganey Holdings Inc., 8.576% (1-Month USD-LIBOR + 6.500%) due 10/21/24	284,763
114,082	NR	Radnet Management Inc., (Restricted, cost — $113,847, acquired 8/16/17), 6.113% (3-Month USD-LIBOR + 3.750%/3-Month USD-PRIME + 2.750%) due 6/30/23(h)	115,009
54,786	NR	SS&C Technologies Holdings Inc., 4.326% (1-Month USD-LIBOR + 2.500%) due 4/16/25	54,888
75,000	NR	VeriFone Systems Inc., 6.322% (3-Month USD-LIBOR + 4.000%) due 8/20/25	75,263

		TOTAL SENIOR LOANS (Cost — $2,908,255)	2,945,793

Shares/Units
COMMON STOCKS — 2.0%
CONSUMER CYCLICAL — 0.4%
Lodging — 0.4%
9,953		Bossier Casino Venture Holdco Inc., (Restricted, cost — $19,906, acquired 2/6/12)*#(a)(g)(h)(i)	233,000

ENERGY — 1.6%
Energy — Alternate Sources — 0.3%
7,886		T1 Power Holdings LLC, (Restricted, cost — $134,062, acquired 2/7/18)*(g)(h)(i)	189,264

Energy Equipment & Services — 0.1%
17,453		Hercules Offshore Inc.*#(g)(i)	4,922
9,541		Tricer Holdco S.C.A., (Restricted, cost — $69,128, acquired 4/20/11)*#(g)(h)(i)	35,969

		Total Energy Equipment & Services	40,891

Oil & Gas — 1.2%
35,363		Berry Petroleum Corp., (Restricted, cost — $192,962, acquired 3/31/16)*(g)(h)	579,600
24,541		Blue Ridge Mountain Resources Inc.*(g)	141,111
11,773		PetroQuest Energy Inc., (Restricted, cost — $38,964, acquired 8/17/16)*(h)	1,059

		Total Oil & Gas	721,770

		TOTAL ENERGY	951,925

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Shares/Units	Rating††	Security	Value
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
559		Jack Cooper Holdings Corp., Class B Shares*#(a)(g)(i)	$—
68		MWO Holdings, ADR, (Restricted, cost — $208,716, acquired 6/30/11)*#(g)(h)(i)	—

		TOTAL FINANCIALS	—

		TOTAL COMMON STOCKS (Cost — $2,521,458)	1,184,925

Face Amount/Units†
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
$200,000	NR	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class E, 4.771% due 8/15/48(a)(c)	140,186
300,000	NR	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class E, 3.000% due 5/15/48(a)	194,280

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $343,801)	334,466

Shares/Units
PREFERRED STOCKS — 0.5%
ENERGY — 0.1%
Energy Equipment & Services — 0.1%
4,240,500		Tricer Holdco S.C.A., (Restricted, cost — $227,584, acquired 4/20/11)*#(g)(h)(i)	42,405

Oil & Gas — 0.0%
707		Berry Petroleum Co.,*(i)	10,605

		TOTAL ENERGY	53,010

FINANCIALS — 0.4%
Banks — 0.4%
7,709		GMAC Capital Trust I, 8.099% (3-Month USD-LIBOR + 5.785%) due 2/15/40(c)	206,601

		TOTAL PREFERRED STOCKS (Cost — $369,947)	259,611

Face Amount/Units†
SOVEREIGN BOND — 0.2%
Argentina — 0.2%
$150,000	B+	Argentine Republic Government International Bonds, 7.500% due 4/22/26 (Cost — $159,450)	124,202

Shares/Units
CONVERTIBLE PREFERRED STOCK — 0.0%
ENERGY — 0.0%
Oil & Gas — 0.0%
1,500		Sanchez Energy Corp., 6.500%(d) (Cost — $65,632)	16,500

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $57,589,044)	56,231,608

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Face Amount	Security	Value
SHORT-TERM INVESTMENTS (l) — 3.3%
MONEY MARKET FUND — 0.2%
$130,211	Invesco STIT — Government & Agency Portfolio, 1.820%, Institutional Class(m) (Cost — $130,211)	$130,211

TIME DEPOSITS — 3.1%
521,160	BNP Paribas - Paris, 1.280% due 9/4/18	521,160
1,268,805	Deutsche Bank AG — Grand Cayman, 1.280% due 9/4/18	1,268,805

	TOTAL TIME DEPOSITS (Cost — $1,789,965)	1,789,965

	TOTAL SHORT-TERM INVESTMENTS (Cost — $1,920,176)	1,920,176

	TOTAL INVESTMENTS — 99.5% (Cost — $59,509,220)	58,151,784

	Other Assets in Excess of Liabilities — 0.5%	311,562

	TOTAL NET ASSETS — 100.0%	$58,463,346

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2018 amounts to approximately $29,662,359 and represents 50.7% of net assets.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2018.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Payment in-kind security for which part of the income earned may be paid as additional principal.
(f)	All or a portion of this security is on loan (See Note 1).
(g)	Illiquid security.
(h)	The aggregate value of restricted securities (excluding 144A holdings) at August 31, 2018 amounts to approximately $2,809,729 and represents 4.8% of net assets.
(i)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(j)	Security is currently in default.
(k)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Inclusive of all short-term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 3.1%.
(m)	Represents investment of collateral received from securities lending transactions.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2018, for High Yield Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
High Yield Fund	$60,055,446	$2,138,315	$(4,041,977)	$(1,903,662)

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
PRIME	— Prime Lending Rate

See pages 281-282 or definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Fund

Summary of Investments by Security Type^
Corporate Bonds & Notes	88.3%
Senior Loans	5.1
Common Stocks	2.0
Collateralized Mortgage Obligations	0.6
Preferred Stocks	0.5
Sovereign Bond	0.2
Convertible Preferred Stock	0.0 *
Short-Term Investments	3.3

100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
CORPORATE BONDS & NOTES — 36.4%
Canada — 0.2%
$100,000		Enbridge Inc., Senior Unsecured Notes, 3.041% (3-Month USD-LIBOR + 0.700%) due 6/15/20(a)	$100,408
100,000	EUR	Fairfax Financial Holdings Ltd., Senior Unsecured Notes, 2.750% due 3/29/28(b)	118,127

		Total Canada	218,535

Cayman Islands — 0.8%
200,000		KSA Sukuk Ltd., Senior Unsecured Notes, 2.894% due 4/20/22(b)	195,247
200,000		Sands China Ltd., Senior Unsecured Notes, 5.400% due 8/8/28(b)	202,292
800,000		US Capital Funding II Ltd./US Capital Funding II Corp., Asset Backed, 3.093% (3-Month USD-LIBOR + 0.750%) due 8/1/34(a)(b)	760,000

		Total Cayman Islands	1,157,539

Curacao — 0.1%
100,000	CHF	Teva Pharmaceutical Finance V BV, Company Guaranteed Notes, 1.500% due 10/25/18	103,270

Denmark — 3.0%
		BRFkredit AS, Covered Notes:
6,983,453	DKK	2.000% due 10/1/47	1,099,214
5,046	DKK	3.000% due 10/1/47	838
		Nordea Kredit Realkreditaktieselskab, Covered Notes:
309,223	DKK	2.500% due 10/1/37	51,145
2,547,416	DKK	2.000% due 10/1/47	401,049
30,105	DKK	2.500% due 10/1/47	4,899
988,429	DKK	2.000% due 10/1/50	153,696
		Nykredit Realkredit AS, Covered Notes:
1	DKK	2.000% due 10/1/37	—
2,601,447	DKK	2.500% due 10/1/37	429,203
3,578,081	DKK	2.000% due 10/1/47	562,893
18,672	DKK	2.500% due 10/1/47	3,037
		Realkredit Danmark AS, Covered Notes:
1	DKK	2.000% due 10/1/37	—
2,404,745	DKK	2.500% due 10/1/37	396,843
84,086	DKK	2.500% due 7/1/47	13,657
7,823,913	DKK	2.000% due 10/1/47	1,230,895

		Total Denmark	4,347,369

France — 1.7%
250,000		Credit Agricole SA, Senior Unsecured Notes, 3.750% due 4/24/23(b)	246,727
700,000		Danone SA, Senior Unsecured Notes, 2.077% due 11/2/21(b)	672,115
		Dexia Credit Local SA, Government Liquid Guaranteed Notes:
300,000		2.250% due 2/18/20(b)	297,378
1,000,000		1.875% due 9/15/21(b)	965,555
250,000		2.375% due 9/20/22(b)	242,990

		Total France	2,424,765

Germany — 2.5%
		Deutsche Bank AG, Senior Unsecured Notes:
100,000		3.150% due 1/22/21	97,796
400,000		3.162% (3-Month USD-LIBOR + 0.815%) due 1/22/21(a)	395,357
800,000		4.250% due 10/14/21	798,376
600,000	EUR	Kreditanstalt fuer Wiederaufbau, Government Guaranteed Notes, 0.250% due 9/15/25	693,828
2,400,000	NZD	Landwirtschaftliche Rentenbank, Government Guaranteed Notes, 4.750% due 3/12/19	1,610,779

		Total Germany	3,596,136

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
Ireland — 1.0%
$800,000		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes, 4.625% due 10/30/20	$818,471
200,000	EUR	Bank of Ireland, Junior Subordinated Notes, 7.375% (5-Year EUR Swap Rate + 6.956%)(a)(c)	251,158
200,000		Shire Acquisitions Investments Ireland DAC, Company Guaranteed Notes, 2.400% due 9/23/21	193,449
200,000		SMBC Aviation Capital Finance DAC, Company Guaranteed Notes, 3.000% due 7/15/22(b)	193,139

		Total Ireland	1,456,217

Italy — 0.7%
400,000	EUR	Banca Carige SpA, Covered Notes, 3.875% due 10/24/18	466,370
		Intesa Sanpaolo SpA, Junior Subordinated Notes:
200,000	EUR	6.250% (5-Year EUR Swap Rate + 5.856%)(a)(c)	226,308
200,000	EUR	7.750% (5-Year EUR Swap Rate + 7.192%)(a)(c)	241,230

		Total Italy	933,908

Japan — 1.6%
		Central Nippon Expressway Co., Ltd., Senior Unsecured Notes:
800,000		2.881% (3-Month USD-LIBOR + 0.540%) due 8/4/20(a)	801,894
200,000		2.091% due 9/14/21	192,044
400,000		Chugoku Electric Power Co., Inc. (The), Senior Secured Notes, 2.701% due 3/16/20	397,572
200,000		Mizuho Bank Ltd., Company Guaranteed Notes, 2.400% due 3/26/20(b)	197,839
400,000		NTT Finance Corp., Senior Unsecured Notes, 1.900% due 7/21/21	384,192
400,000		Sumitomo Mitsui Banking Corp., Bank Guaranteed Notes, 2.686% (3-Month USD-LIBOR + 0.350%) due 1/17/20(a)	401,075

		Total Japan	2,374,616

Jersey Channel Islands — 0.3%
300,000	GBP	Kennedy Wilson Europe Real Estate Ltd., Senior Unsecured Notes, 3.950% due 6/30/22	403,464

Luxembourg — 0.2%
100,000		Allergan Funding SCS, Company Guaranteed Notes, 3.450% due 3/15/22	99,352
200,000		NORD/LB Luxembourg SA Covered Bonds Bank, Covered Notes, 2.875% due 2/16/21	198,477

		Total Luxembourg	297,829

Netherlands — 2.2%
700,000	CAD	BNG Bank NV, Senior Unsecured Notes, 2.125% due 10/1/19(b)	536,767
300,000	EUR	Cooperatieve Rabobank UA, Senior Unsecured Notes, 6.875% due 3/19/20	383,048
		ING Bank NV:
600,000		Covered Notes, 2.625% due 12/5/22(b)	587,259
1,000,000		Subordinated Notes, 4.125% (5-Year USD 1100 Run ICE Swap Rate + 2.700%) due 11/21/23(a)	1,003,981
170,000		Petrobras Global Finance BV, Company Guaranteed Notes, 6.125% due 1/17/22	173,995
50,000	EUR	Stichting AK Rabobank Certificaten, Junior Subordinated Notes, 6.500%(c)	69,494
400,000		Syngenta Finance NV, Company Guaranteed Notes, 3.698% due 4/24/20(b)	400,397

		Total Netherlands	3,154,941

Norway — 0.3%
400,000		DNB Boligkreditt AS, Covered Notes, 2.500% due 3/28/22(b)	390,549

Portugal — 0.1%
		Banco Espirito Santo SA, Senior Unsecured Notes:
200,000	EUR	4.750% due 1/15/18(d)(e)	69,070
200,000	EUR	4.000% due 1/21/19(d)(e)	70,812

		Total Portugal	139,882

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
Singapore — 0.1%
$200,000		BOC Aviation Ltd., Senior Unsecured Notes, 2.750% due 9/18/22(b)	$190,993

Supranational — 1.4%
1,400,000	NZD	Asian Development Bank, Senior Unsecured Notes, 4.625% due 3/6/19	938,700
		European Investment Bank, Senior Unsecured Notes:
500,000	AUD	0.500% due 6/21/23	322,634
800,000	AUD	0.500% due 8/10/23	512,554
200,000	EUR	European Stability Mechanism, Senior Unsecured Notes, 1.850% due 12/1/55	246,808

		Total Supranational	2,020,696

Sweden — 4.7%
		Lansforsakringar Hypotek AB, Covered Notes:
10,100,000	SEK	2.250% due 9/21/22	1,182,826
12,000,000	SEK	1.250% due 9/20/23	1,348,025
10,700,000	SEK	Nordea Hypotek AB, Covered Notes, 1.000% due 4/8/22	1,199,215
2,500,000	SEK	Skandinaviska Enskilda Banken AB, Covered Notes, 1.500% due 12/15/21	284,980
		Stadshypotek AB, Covered Notes:
2,000,000	SEK	1.500% due 12/15/21	227,947
8,000,000	SEK	4.500% due 9/21/22	1,018,075
		Sveriges Sakerstallda Obligationer AB, Covered Notes:
7,000,000	SEK	1.250% due 6/15/22	792,253
2,000,000	SEK	2.000% due 6/17/26	230,705
5,100,000	SEK	Swedbank Hypotek AB, Covered Notes, 1.000% due 6/15/22	571,984

		Total Sweden	6,856,010

Switzerland — 1.5%
300,000		Credit Suisse Group AG, Senior Unsecured Notes, 2.997% (3-Month USD-LIBOR + 1.200%) due 12/14/23(a)(b)	288,286
		UBS AG:
		Senior Unsecured Notes:
300,000		2.200% due 6/8/20(b)	294,743
500,000		2.901% (3-Month USD-LIBOR + 0.580%) due 6/8/20(a)(b)	501,891
		Subordinated Notes:
250,000		7.625% due 8/17/22	278,437
400,000		5.125% due 5/15/24	405,834
400,000		UBS Group Funding Switzerland AG, Company Guaranteed Notes, 3.264% (3-Month USD-LIBOR + 0.950%) due 8/15/23(a)(b)	401,887

		Total Switzerland	2,171,078

United Kingdom — 6.2%
400,000		Barclays Bank PLC, Subordinated Notes, 7.625% due 11/21/22	434,504
		Barclays PLC:
		Junior Subordinated Notes:
700,000	EUR	6.500% (5-Year EUR Swap Rate + 5.875%)(a)(c)	842,700
400,000	GBP	7.000% (5-Year GBP Swap Rate + 5.084%)(a)(c)	528,056
200,000		8.250% (5-Year USD Swap Rate + 6.705%)(a)(c)	202,817
600,000		Senior Unsecured Notes, 4.451% (3-Month USD-LIBOR + 2.110%) due 8/10/21(a)	623,722
200,000		British Telecommunications PLC, Senior Unsecured Notes, 9.625% due 12/15/30	285,986
200,000	GBP	Co-operative Group Holdings 2011 Ltd., Company Guaranteed Notes, step bond to yield, 6.875% due 7/8/20	278,555
		HSBC Holdings PLC, Senior Unsecured Notes:
400,000		2.922% (3-Month USD-LIBOR + 0.600%) due 5/18/21(a)	401,292
300,000		3.322% (3-Month USD-LIBOR + 1.000%) due 5/18/24(a)	301,032
200,000		3.950% (3-Month USD-LIBOR + 0.987%) due 5/18/24(a)	200,567
600,000		Imperial Brands Finance PLC, Company Guaranteed Notes, 2.950% due 7/21/20(b)	596,434
300,000	GBP	Lloyds Banking Group PLC, Junior Subordinated Notes, 7.000% (5-Year GBP Swap Rate + 5.060%)(a)(c)	400,190

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
United Kingdom — 6.2% — (continued)
		Nationwide Building Society:
300,000	GBP	Junior Subordinated Notes, 6.875% (5-Year GBP Swap Rate + 4.880%)(a)(c)	$400,150
$200,000		Senior Unsecured Notes, 3.766% (3-Month USD-LIBOR + 1.064%) due 3/8/24(a)(b)	196,406
100,000	GBP	RAC Bonds Co. PLC, Senior Secured Notes, 4.870% due 5/6/26	131,693
1,000,000		Royal Bank of Scotland Group PLC, Senior Unsecured Notes, 3.885% (3-Month USD-LIBOR + 1.550%) due 6/25/24(a)	1,007,818
		Santander UK Group Holdings PLC:
500,000		Subordinated Notes, 4.750% due 9/15/25(b)	493,579
300,000		Senior Unsecured Notes, 3.823% (3-Month USD-LIBOR + 1.400%) due 11/3/28(a)	278,936
97,895	GBP	Tesco Property Finance 4 PLC, Senior Secured Notes, 5.801% due 10/13/40	147,948
300,000	GBP	Virgin Media Secured Finance PLC, Senior Secured Notes, 4.875% due 1/15/27	379,188
300,000	GBP	Virgin Money PLC, Senior Unsecured Notes, 2.250% due 4/21/20	391,805
		Vodafone Group PLC, Senior Unsecured Notes:
400,000		3.329% (3-Month USD-LIBOR + 0.990%) due 1/16/24(a)	401,018
100,000		3.750% due 1/16/24	99,440

		Total United Kingdom	9,023,836

United States — 7.8%
500,000		Ally Financial Inc., Company Guaranteed Notes, 8.000% due 11/1/31	613,750
100,000		American Honda Finance Corp., Senior Unsecured Notes, 2.691% (3-Month USD-LIBOR + 0.350%) due 11/5/21(a)	100,250
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
400,000		3.500% due 1/12/24	398,835
400,000		4.000% due 4/13/28	399,566
		AT&T Inc., Senior Unsecured Notes:
300,000		3.071% (3-Month USD-LIBOR + 0.750%) due 6/1/21(a)	301,589
300,000		3.289% (3-Month USD-LIBOR + 0.950%) due 7/15/21(a)	303,849
300,000	EUR	1.800% due 9/5/26(b)	350,854
200,000		Bank of America Corp., Junior Subordinated Notes, 5.875% (3-Month USD-LIBOR + 2.931%)(a)(c)	200,250
		BAT Capital Corp., Company Guaranteed Notes:
100,000		2.909% (3-Month USD-LIBOR + 0.590%) due 8/14/20(a)(b)	100,387
100,000		3.222% due 8/15/24(b)	95,850
100,000		3.557% due 8/15/27(b)	93,832
100,000		4.390% due 8/15/37(b)	93,529
400,000		Boston Scientific Corp., Senior Unsecured Notes, 6.000% due 1/15/20	415,661
200,000		Campbell Soup Co., Senior Unsecured Notes, 3.650% due 3/15/23	195,830
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
250,000		3.579% due 7/23/20	250,854
700,000		4.464% due 7/23/22	714,876
		Dell International LLC/EMC Corp., Senior Secured Notes:
400,000		3.480% due 6/1/19(b)	401,404
250,000		4.420% due 6/15/21(b)	254,457
400,000		Delta Air Lines Inc., Senior Unsecured Notes, 3.625% due 3/15/22	396,878
200,000		Dominion Energy Gas Holdings LLC, Senior Unsecured Notes, 2.926% (3-Month USD-LIBOR + 0.600%) due 6/15/21(a)	199,973
200,000		Emera US Finance LP, Company Guaranteed Notes, 2.700% due 6/15/21	195,242
200,000		EPR Properties, Company Guaranteed Notes, 4.500% due 6/1/27	193,324
100,000		Equifax Inc., Senior Unsecured Notes, 3.600% due 8/15/21	99,933
100,000	EUR	Equinix Inc., Senior Unsecured Notes, 2.875% due 3/15/24	117,204
		Fidelity National Information Services Inc., Senior Unsecured Notes:
100,000	EUR	0.400% due 1/15/21	116,520
100,000	GBP	1.700% due 6/30/22	128,527

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
United States — 7.8% — (continued)
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
$200,000		2.597% due 11/4/19	$198,140
200,000		2.681% due 1/9/20	197,765
300,000		Fresenius Medical Care US Finance II Inc., Company Guaranteed Notes, 5.625% due 7/31/19(b)	306,535
200,000		General Motors Financial Co., Inc., Company Guaranteed Notes, 3.189% (3-Month USD-LIBOR + 0.850%) due 4/9/21(a)	200,806
400,000		KLA-Tencor Corp., Senior Unsecured Notes, 3.375% due 11/1/19	401,750
1,300,000		Lehman Brothers Holdings Inc., Senior Unsecured Notes(e)	39,943
100,000		McDonald’s Corp., Senior Unsecured Notes, 2.769% (3-Month USD-LIBOR + 0.430%) due 10/28/21(a)	100,464
		Navient Corp., Senior Unsecured Notes:
100,000		5.500% due 1/15/19	100,905
350,000		4.875% due 6/17/19	352,800
400,000		8.000% due 3/25/20	425,100
300,000		Progress Energy Inc., Senior Unsecured Notes, 4.400% due 1/15/21	306,745
100,000		Santander Holdings USA Inc., Senior Unsecured Notes, 3.400% due 1/18/23	97,314
100,000		Spectra Energy Partners LP, Senior Unsecured Notes, 3.021% (3-Month USD-LIBOR + 0.700%) due 6/5/20(a)	100,555
100,000		Springleaf Finance Corp., Company Guaranteed Notes, 6.000% due 6/1/20	102,875
300,000		Sprint Communications Inc., Company Guaranteed Notes, 9.000% due 11/15/18(b)	303,750
300,000		Time Warner Cable LLC, Senior Secured Notes, 8.250% due 4/1/19	308,990
346,000		Verizon Communications Inc., Senior Unsecured Notes, 3.376% due 2/15/25	337,483
300,000		WEA Finance LLC/Westfield UK & Europe Finance PLC, Company Guaranteed Notes, 3.750% due 9/17/24(b)	297,134
100,000		Wells Fargo & Co., Senior Unsecured Notes, 3.452% (3-Month USD-LIBOR + 1.110%) due 1/24/23(a)	101,700
300,000		Zimmer Biomet Holdings Inc., Senior Unsecured Notes, 3.150% due 4/1/22	295,277

		Total United States	11,309,255

		TOTAL CORPORATE BONDS & NOTES (Cost — $52,834,487)	52,570,888

SOVEREIGN BONDS — 34.9%
Argentina — 0.3%
3,930,000	ARS	Argentina Bonar Bonds, 36.480% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 2.000%) due 4/3/22(a)	100,913
3,260,000	ARS	Argentina POM Politica Monetaria, 45.054% due 6/21/20(a)	101,599
200,000	EUR	Argentine Republic Government International Bonds, 3.375% due 1/15/23	178,315

		Total Argentina	380,827

Canada — 3.5%
		Province of Alberta Canada:
900,000	CAD	1.250% due 6/1/20	678,576
900,000	CAD	2.350% due 6/1/25	674,528
		Province of Ontario Canada:
3,100,000	CAD	3.150% due 6/2/22	2,431,703
500,000	CAD	2.400% due 6/2/26	372,262
1,100,000	CAD	Province of Quebec Canada, 3.750% due 9/1/24	894,246

		Total Canada	5,051,315

France — 5.0%
		French Republic Government Bonds OAT:
900,000	EUR	3.250% due 5/25/45	1,452,800
4,500,000	EUR	2.000% due 5/25/48(b)	5,742,227

		Total France	7,195,027

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
Ireland — 1.1%
1,000,000	EUR	Ireland Government Bonds, 5.400% due 3/13/25	$1,537,823

Israel — 0.1%
$200,000		Israel Government International Bonds, 3.250% due 1/17/28	194,693

Italy — 1.6%
		Italy Buoni Poliennali Del Tesoro:
400,000	EUR	1.450% due 11/15/24	425,094
1,200,000	EUR	3.450% due 3/1/48(b)	1,314,405
400,000	GBP	Republic of Italy Government International Bonds, 6.000% due 8/4/28	615,904

		Total Italy	2,355,403

Japan — 9.3%
200,000		Development Bank of Japan Inc., 2.000% due 10/19/21	193,045
		Japan Bank for International Cooperation:
200,000		2.000% due 11/4/21	193,390
200,000		2.375% due 7/21/22	194,443
200,000		3.250% due 7/20/23	200,936
		Japan Finance Organization for Municipalities:
500,000		2.125% due 4/13/21(b)	486,568
200,000		2.625% due 4/20/22(b)	195,543
		Japan Government Thirty Year Bonds:
210,000,000	JPY	1.700% due 9/20/44	2,306,869
330,000,000	JPY	1.400% due 9/20/45	3,413,403
180,000,000	JPY	0.500% due 9/20/46	1,497,315
		Japan Government Twenty Year Bonds:
400,000,000	JPY	1.000% due 12/20/35	3,903,620
60,000,000	JPY	0.400% due 3/20/36	530,507
400,000		Tokyo Metropolitan Government, 2.000% due 5/17/21(b)	387,330

		Total Japan	13,502,969

Kuwait — 0.9%
		Kuwait International Government Bonds:
400,000		2.750% due 3/20/22(b)	392,150
900,000		3.500% due 3/20/27(b)	891,306

		Total Kuwait	1,283,456

Lithuania — 0.2%
300,000		Lithuania Government International Bonds, 6.125% due 3/9/21	321,447

New Zealand — 0.2%
300,000	NZD	New Zealand Government Bonds, 5.500% due 4/15/23	229,837

Poland — 0.5%
2,700,000	PLN	Republic of Poland Government Bonds, 3.250% due 7/25/25	742,568

Qatar — 1.2%
		Qatar Government International Bonds:
200,000		4.500% due 1/20/22	206,275
1,000,000		3.875% due 4/23/23(b)	1,005,400
500,000		4.500% due 4/23/28(b)	511,850

		Total Qatar	1,723,525

Saudi Arabia — 0.8%
1,200,000		Saudi Government International Bonds, 2.375% due 10/26/21	1,160,484

Slovenia — 0.2%
250,000		Slovenia Government International Bonds, 5.250% due 2/18/24	271,246

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
Spain — 4.3%
		Autonomous Community of Catalonia:
500,000	EUR	4.950% due 2/11/20	$612,340
200,000	EUR	4.900% due 9/15/21	251,397
100,000	EUR	4.220% due 4/26/35	121,962
		Spain Government Bonds:
3,500,000	EUR	1.450% due 10/31/27(b)	4,104,881
900,000	EUR	2.900% due 10/31/46(b)	1,118,780

		Total Spain	6,209,360

United Arab Emirates — 0.3%
		Abu Dhabi Government International Bonds:
$300,000		2.500% due 10/11/22(b)	289,830
200,000		3.125% due 10/11/27(b)	189,263

		Total United Arab Emirates	479,093

United Kingdom — 5.4%
		United Kingdom Gilt:
1,800,000	GBP	3.250% due 1/22/44(f)	3,021,817
2,100,000	GBP	3.500% due 1/22/45(f)	3,694,053
900,000	GBP	1.500% due 7/22/47	1,094,889

		Total United Kingdom	7,810,759

		TOTAL SOVEREIGN BONDS (Cost — $49,779,442)	50,449,832

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.2%
250,000	EUR	Adagio IV CLO Ltd., Series IVA, Class A2R, 1.100% due 10/15/29(b)	292,092
419,755	GBP	Aggregator of Loans Backed by Assets PLC, Series 2015-1, Class A, 1.973% (1-Month GBP-LIBOR + 1.250%) due 4/24/49(a)	547,056
429,984	GBP	ALBA PLC, Series 2007-1, Class A3, 0.801% (3-Month GBP-LIBOR + 0.170%) due 3/17/39(a)	531,156
721,778		Argent Mortgage Loan Trust, Series 2005-W1, Class A1, 2.305% (1-Month USD-LIBOR + 0.240%) due 5/25/35(a)	688,020
27,858		Banc of America Funding Trust, Series 2006-A, Class 1A1, 3.862% due 2/20/36(a)	27,762
300,408		Bayview Financial Asset Trust, Series 2007-SR1A, Class A, 2.515% (1-Month USD-LIBOR + 0.450%) due 3/25/37(a)(b)	294,851
318,994		Bayview Opportunity Master Fund IVa Trust, Series 2018-SBR3, Class A1, step bond to yield, 4.090% due 5/28/33(b)	319,286
		Bear Stearns Adjustable Rate Mortgage Trust:
6,452		Series 2003-5, Class 1A2, 4.116% due 8/25/33(a)	6,401
9,531		Series 2003-7, Class 6A, 3.906% due 10/25/33(a)	9,649
26,026		Series 2004-2, Class 22A, 4.168% due 5/25/34(a)	25,542
5,857		Series 2004-2, Class 23A, 3.124% due 5/25/34(a)	5,405
98,107		Bear Stearns Structured Products Inc. Trust, Series 2007-R6, Class 1A1, 4.019% due 1/26/36(a)	89,684
33,725	EUR	Casa d’este Finance SRL, Series 1, Class A2, 0.029% (0.350% — 3-Month EURIBOR) due 9/15/40(a)	39,155
700,000		Cent CLO 22 Ltd., Series 2014-22A, Class A1R, 3.753% (3-Month USD-LIBOR + 1.410%) due 11/7/26(a)(b)	701,057
137,049		CHL Mortgage Pass-Through Trust, Series 2007-19, Class 2A1, 6.500% due 11/25/47	118,918
268,579	EUR	Claris ABS SRL, Series 2011-1, Class A, 0.081% (0.350% — 6-Month EURIBOR) due 10/31/60(a)	311,488
		Countrywide Alternative Loan Trust:
8,411		Series 2005-21CB, Class A3, 5.250% due 6/25/35	7,857
35,588		Series 2007-7T2, Class A9, 6.000% due 4/25/37	24,752
55,181		Series 2007-11T1, Class A12, 2.415% (1-Month USD-LIBOR + 0.350%) due 5/25/37(a)	31,309
27,126		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37	23,378

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 17.2% — (continued)
		Countrywide Asset-Backed Certificates:
$275,523		Series 2006-18, Class 2A2, 2.225% (1-Month USD-LIBOR + 0.160%) due 3/25/37(a)	$273,178
873,106		Series 2007-13, Class 1A, 2.905% (1-Month USD-LIBOR + 0.840%) due 10/25/47(a)	865,061
498,876		Series 2007-SEA2, Class 1A1, 3.065% (1-Month USD-LIBOR + 1.000%) due 8/25/47(a)(b)	492,096
		Countrywide Home Loan Mortgage Pass-Through Trust:
4,344		Series 2004-12, Class 11A1, 3.913% due 8/25/34(a)	4,137
100,547		Series 2005-2, Class 1A1, 2.705% (1-Month USD-LIBOR + 0.640%) due 3/25/35(a)	87,980
8,927		Series 2005-3, Class 2A1, 2.645% (1-Month USD-LIBOR + 0.580%) due 4/25/35(a)	8,293
92,153		Series 2005-9, Class 1A3, 2.525% (1-Month USD-LIBOR + 0.460%) due 5/25/35(a)	84,776
27,100		Series 2005-11, Class 3A1, 2.712% due 4/25/35(a)	24,802
32,822		Series 2005-HYB9, Class 3A2A, 3.462% (1-Year USD-LIBOR + 1.750%) due 2/20/36(a)	29,162
869,831		Series 2007-4, Class 1A47, 6.000% due 5/25/37	702,269
945		Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 4.205% due 8/25/33(a)	947
717,363		Credit Suisse Mortgage Capital Certificates, Series 2007-NC1, Class 2A1, 2.665% (1-Month USD-LIBOR + 0.600%) due 9/25/37(a)	703,462
38,806		Credit Suisse Mortgage Capital Trust, Series 2007-5R, Class A5, 6.500% due 7/26/36	21,277
172,804		CSAB Mortgage-Backed Trust, Series 2006-4, Class A6A, step bond to yield, 5.684% due 12/25/36	75,615
731,722		Deutsche Alternative-A Securities Mortgage Loan Trust, Series 2007-3, Class 2A1, 2.815% (1-Month USD-LIBOR + 0.750%) due 10/25/47(a)	643,050
764,552		Ellington Loan Acquisition Trust, Series 2007-2, Class A1, 3.115% (1-Month USD-LIBOR + 1.050%) due 5/25/37(a)(b)	755,295
230,434	GBP	Eurohome UK Mortgages PLC, Series 2007-1, Class A, 0.781% (3-Month GBP-LIBOR + 0.150%) due 6/15/44(a)	291,432
		Eurosail-UK PLC:
445,500	GBP	Series 2007-4X, Class A3, 1.577% (3-Month GBP-LIBOR + 0.950%) due 6/13/45(a)	577,757
96,667	GBP	Series 2007-6NCX, Class A2A, 1.327% (3-Month GBP-LIBOR + 0.700%) due 9/13/45(a)	125,354
100,000		Evans Grove CLO Ltd., Series 2018-1A, Class A1, 3.231% (3-Month USD-LIBOR + 0.920%) due 5/28/28(a)(b)	100,009
		Federal Home Loan Mortgage Corp. (FHLMC):
31,594		Series T-35, Class A, 2.345% (1-Month USD-LIBOR + 0.280%) due 9/25/31(a)	31,281
46,298		Series T-62, Class 1A1, 2.948% (1-Year Treasury Average Rate + 1.200%) due 10/25/44(a)	46,176
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
40,215		Series 2391, Class FJ, 2.563% (1-Month USD-LIBOR + 0.500%) due 4/15/28(a)	40,386
62,549		Series 2614, Class SJ, 13.990% (19.663% — 1-Month USD-LIBOR) due 5/15/33(a)	82,071
275,960		Series 4579, Class FD, 2.442% (1-Month USD-LIBOR + 0.350%) due 1/15/38(a)	275,755
275,960		Series 4579, Class SD, 1.394% due 1/15/38(a)(g)	11,695
7,940		Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44	8,719
		Federal National Mortgage Association (FNMA), REMICS:
7,211		Series 2003-34, Class A1, 6.000% due 4/25/43	7,951
16,164		Series 2006-48, Class TF, 2.465% (1-Month USD-LIBOR + 0.400%) due 6/25/36(a)	16,223
124,758		Series 2009-104, Class FA, 2.865% (1-Month USD-LIBOR + 0.800%) due 12/25/39(a)	126,695
554,944		Series 2010-46, Class WF, 2.814% (1-Month USD-LIBOR + 0.750%) due 5/25/40(a)	567,964
56,695		Federal National Mortgage Association (FNMA), REMICS, Whole Loan, Series 2004-W12, Class 1A1, 6.000% due 7/25/44	62,647
400,000		Figueroa CLO Ltd., Series 2014-1A, Class AR, 3.239% (3-Month USD-LIBOR + 0.900%) due 1/15/27(a)(b)	400,034
282,913		First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 2.425% (1-Month USD-LIBOR + 0.360%) due 10/25/35(a)	282,172
491,125		Flagship VII Ltd., Series 2013-7A, Class A1R, 3.468% (3-Month USD-LIBOR + 1.120%) due 1/20/26(a)(b)	491,551
51,386		GMACM Mortgage Loan Trust, Series 2005-AR6, Class 3A1, 3.781% due 11/19/35(a)	49,036

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 17.2% — (continued)
$1,000,000		GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR, 3.709% (3-Month USD-LIBOR + 1.370%) due 10/29/26(a)(b)	$1,001,540
458,021		Government National Mortgage Association, Series 2016-H15, Class FA, 2.900% (1-Month USD-LIBOR + 0.800%) due 7/20/66(a)	465,028
		GSR Mortgage Loan Trust:
14,560		Series 2003-1, Class A2, 3.830% (1-Year CMT Index + 1.750%) due 3/25/33(a)	14,512
307,571		Series 2005-AR7, Class 2A1, 4.019% due 11/25/35(a)	307,334
		Harborview Mortgage Loan Trust:
26,506		Series 2005-2, Class 2A1A, 2.517% (1-Month USD-LIBOR + 0.440%) due 5/19/35(a)	25,630
58,465		Series 2005-3, Class 2A1A, 2.557% (1-Month USD-LIBOR + 0.480%) due 6/19/35(a)	57,669
108,135		Series 2006-SB1, Class A1A, 2.598% (1-Year Treasury Average Rate + 0.850%) due 12/19/36(a)	104,013
128,410		Series 2007-1, Class 2A1A, 2.207% (1-Month USD-LIBOR + 0.130%) due 3/19/37(a)	124,060
		JPMorgan Mortgage Trust:
5,336		Series 2003-A2, Class 3A1, 3.773% due 11/25/33(a)	5,413
2,398		Series 2005-A1, Class 6T1, 4.160% due 2/25/35(a)	2,394
83,970		JPMorgan Resecuritization Trust, Series 2009-7, Class 17A1, 5.383% due 7/27/37(a)(b)	84,805
459,904		KVK CLO Ltd., Series 2013-2A, Class AR, 3.489% (3-Month USD-LIBOR + 1.150%) due 1/15/26(a)(b)	460,215
598,464	GBP	Ludgate Funding PLC, Series 2007-1, Class A2A, 0.840% (3-Month GBP-LIBOR + 0.160%) due 1/1/61(a)	741,373
		Merrill Lynch Mortgage Investors Trust:
9,222		Series 2003-A2, Class 1A1, 4.100% due 2/25/33(a)	9,080
28,301		Series 2005-2, Class 1A, 3.717% (6-Month USD-LIBOR + 1.250%) due 10/25/35(a)	28,636
400,000		Monarch Grove CLO 18-1, Series 2018-1A, Class A1, 3.215% (3-Month USD-LIBOR + 0.880%) due 1/25/28(a)(b)	397,698
700,000	GBP	Newgate Funding PLC, Series 2007-1X, Class A3, 0.777% (3-Month GBP-LIBOR + 0.160%) due 12/1/50(a)	850,472
400,000		NewMark Capital Funding CLO Ltd., Series 2014-2A, Class A1R, 3.528% (3-Month USD-LIBOR + 1.220%) due 6/30/26(a)(b)	400,101
105,089		Option One Mortgage Loan Trust, Series 2007-CP1, Class 1A1, 2.205% (1-Month USD-LIBOR + 0.140%) due 3/25/37(a)	95,139
		Puma Finance Pty Ltd.:
155,820	AUD	Series 2014-1, Class A, 2.787% (1-Month Australian Bank Bill + 0.900%) due 5/13/45(a)	112,299
153,360	AUD	Series 2014-2, Class A, 2.635% (1-Month Australian Bank Bill + 0.790%) due 10/18/45(a)	110,179
265,621		RAAC Trust, Series 2007-SP3, Class A1, 3.265% (1-Month USD-LIBOR + 1.200%) due 9/25/47(a)	264,575
64,238		RALI Trust, Series 2007-QO2, Class A1, 2.215% (1-Month USD-LIBOR + 0.150%) due 2/25/47(a)	40,685
99,490	CAD	Real Estate Asset Liquidity Trust, Series 2018-1A, Class A1, 3.072% due 8/12/53(b)(e)	76,047
		Residential Asset Securitization Trust:
19,580		Series 2005-A15, Class 5A1, 5.750% due 2/25/36	14,581
48,970		Series 2006-R1, Class A2, 2.465% (1-Month USD-LIBOR + 0.400%) due 1/25/46(a)	25,007
306,243	GBP	Residential Mortgage Securities 28 PLC, Series 28, Class A, 1.781% (3-Month GBP-LIBOR + 1.150%) due 6/15/46(a)	399,257
289,413	GBP	ResLoC UK PLC, Series 2007-1X, Class A3B, 0.791% (3-Month GBP-LIBOR + 0.160%) due 12/15/43(a)	360,340
		RMAC Securities No 1 PLC:
274,748	GBP	Series 2006-NS1X, Class A2A, 0.779% (3-Month GBP-LIBOR + 0.150%) due 6/12/44(a)	341,542
520,992	GBP	Series 2006-NS3X, Class A2A, 0.779% (3-Month GBP-LIBOR + 0.150%) due 6/12/44(a)	646,209
		Soundview Home Loan Trust:
369,073		Series 2006-3, Class A3, 2.225% (1-Month USD-LIBOR + 0.160%) due 11/25/36(a)	359,792
1,300,000		Series 2006-3, Class A4, 2.315% (1-Month USD-LIBOR + 0.250%) due 11/25/36(a)	1,176,773

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 17.2% — (continued)
		Structured Adjustable Rate Mortgage Loan Trust:
$8,372		Series 2004-1, Class 4A1, 4.233% due 2/25/34(a)	$8,373
29,085		Series 2004-4, Class 3A2, 4.054% due 4/25/34(a)	29,613
44,587		Series 2004-19, Class 2A1, 3.148% (1-Year Treasury Average Rate + 1.400%) due 1/25/35(a)	42,012
		Structured Asset Mortgage Investments II Trust:
54,998		Series 2005-AR2, Class 2A1, 2.525% (1-Month USD-LIBOR + 0.460%) due 5/25/45(a)	53,327
70,639		Series 2005-AR8, Class A1A, 2.345% (1-Month USD-LIBOR + 0.280%) due 2/25/36(a)	66,406
48,951		Series 2006-AR5, Class 1A1, 2.275% (1-Month USD-LIBOR + 0.210%) due 5/25/36(a)	44,371
260,723		Series 2007-AR4, Class A3, 2.285% (1-Month USD-LIBOR + 0.220%) due 9/25/47(a)	245,576
108,318		Series 2007-AR6, Class A1, 3.248% (1-Year Treasury Average Rate + 1.500%) due 8/25/47(a)	102,052
76,714		Structured Asset Securities Corp., Series 2006-RF1, Class 1A, 2.345% (1-Month USD-LIBOR + 0.280%) due 1/25/36(a)(b)	71,820
19,677		Structured Asset Securities Corp. Trust, Series 2005-10, Class 4A1, 5.500% due 12/25/34	19,758
878,948		Symphony CLO XII Ltd., Series 2013-12A, Class AR, 3.369% (3-Month USD-LIBOR + 1.030%) due 10/15/25(a)(b)	879,451
400,000		Venture XVI CLO Ltd., Series 2014-16A, Class ARR, 3.189% (3-Month USD-LIBOR + 0.850%) due 1/15/28(a)(b)	399,385
100,000		Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 3.219% (3-Month USD-LIBOR + 0.880%) due 4/15/27(a)(b)	99,518
		WaMu Mortgage Pass-Through Certificates Trust:
12,868		Series 2002-AR9, Class 1A, 3.148% (1-Year Treasury Average Rate + 1.400%) due 8/25/42(a)	12,607
3,623		Series 2003-AR5, Class A7, 4.087% due 6/25/33(a)	3,671
328,578		Series 2003-AR9, Class 2A, 4.087% due 9/25/33(a)	333,602
366,721		Series 2004-AR1, Class A, 3.718% due 3/25/34(a)	376,015
47,667		Series 2005-AR13, Class A1A1, 2.355% (1-Month USD-LIBOR + 0.290%) due 10/25/45(a)	47,789
51,388		Series 2006-AR10, Class 2A1, 3.869% due 9/25/36(a)	51,367
84,458		Series 2006-AR13, Class 2A, 2.434% (11th District Cost of Funds Index + 1.500%) due 10/25/46(a)	82,473
24,712		Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2006-AR5, Class 3A, 2.688% (1-Year Treasury Average Rate + 0.940%) due 7/25/46(a)	17,943
114,156		Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2002-AR3, Class 1A7, 3.827% due 12/25/32(a)	114,761
156,685		Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A1, 3.917% due 3/25/36(a)	159,701

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $25,335,875)	24,825,115

MORTGAGE-BACKED SECURITIES — 12.6%
CMHC — 0.4%
		Canadian Mortgage and Housing Corp. (CMHC):
173,303	CAD	1.920% due 6/1/20(e)	133,047
549,399	CAD	2.120% due 7/1/20 — 8/1/20(e)	423,062

		TOTAL CMHC	556,109

FNMA — 12.2%
		Federal National Mortgage Association (FNMA):
87,450		3.000% due 1/1/22	87,308
50,247		3.886% (1-Year CMT Index + 2.360%) due 11/1/34(a)	53,191
98,061		6.500% due 8/1/37	107,008
11,500,000		3.500% due 10/1/48(h)	11,427,002
5,900,000		4.000% due 10/1/48(h)	6,001,185

		TOTAL FNMA	17,675,694

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
GNMA — 0.0%
$3,073		Government National Mortgage Association II (GNMA), 6.000% due 9/20/38	$3,190

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $18,144,657)	18,234,993

U.S. GOVERNMENT OBLIGATIONS — 7.7%
		U.S. Treasury Inflation Indexed Bonds:
1,697,774		2.375% due 1/15/25(f)	1,870,142
234,736		2.500% due 1/15/29	274,082
153,284		3.875% due 4/15/29(i)	200,608
216,244		1.375% due 2/15/44	239,987
510,935		1.000% due 2/15/48	524,893
		U.S. Treasury Inflation Indexed Notes:
207,232		0.125% due 4/15/22(i)	202,318
3,298,090		0.250% due 1/15/25(f)	3,198,150
1,838,844		0.500% due 1/15/28	1,790,550
2,800,000		U.S. Treasury Notes, 2.875% due 4/30/25(f)(i)	2,813,289

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $11,212,758)	11,114,019

SENIOR LOAN — 0.1%
199,000		CenturyLink Inc., 4.826% (1-Month USD-LIBOR + 2.750%) due 1/31/25 (Cost — $198,153)	196,936

ASSET-BACKED SECURITY — 0.1%
Student Loans — 0.1%
102,120		Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 3.285% (3-Month USD-LIBOR + 0.950%) due 4/25/38(a) (Cost — $102,120)	102,800

MUNICIPAL BOND — 0.0%
United States — 0.0%
700,000		Tobacco Settlement Finance Authority, Revenue Bonds, Series B, zero coupon, due 6/1/47(e) (Cost — $42,996)	43,596

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $157,650,488)	157,538,179

SHORT-TERM INVESTMENTS — 12.6%
COMMERCIAL PAPER — 0.3%
400,000		AT&T Inc., 2.637% due 9/6/18(j) (Cost — $399,854)	399,854

SOVEREIGN BONDS — 9.8%
France — 2.9%
		France Treasury Discount Bills:
1,200,000	EUR	(0.638)% due 1/4/19(j)	1,396,592
2,400,000	EUR	(0.607)% due 1/16/19(j)	2,792,866

		Total France	4,189,458

Japan — 6.4%
		Japan Treasury Discount Bills:
350,000,000	JPY	(0.148)% due 9/3/18(j)	3,151,903
450,000,000	JPY	(0.130)% due 9/10/18(j)	4,052,260
190,000,000	JPY	(0.126)% due 9/18/18(j)	1,710,944
20,000,000	JPY	(0.132)% due 10/1/18(j)	180,102
30,000,000	JPY	(0.182)% due 2/12/19(j)	270,301

		Total Japan	9,365,510

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Face Amount/Units†		Security	Value
Netherlands — 0.5%
600,000	EUR	Dutch Treasury Certificate, (0.630)% due 1/31/19(j)	$698,601

		TOTAL SOVEREIGN BONDS (Cost — $14,356,998)	14,253,569

TIME DEPOSITS — 2.5%
		BBH — Grand Cayman:
102,000	CHF	(1.420)% due 9/3/18	105,252
901	SEK	(0.920)% due 9/3/18	99
515	DKK	(0.850)% due 9/3/18	80
931	NOK	0.150% due 9/3/18	111
5,150	SGD	0.550% due 9/3/18	3,753
168,357	CAD	0.590% due 9/4/18	129,019
60,077	NZD	0.800% due 9/3/18	39,747
95,279	AUD	0.900% due 9/3/18	68,491
1,422,737	ZAR	5.810% due 9/3/18	96,807
		Citibank — London:
257,714	EUR	(0.570)% due 9/3/18	299,168
54,262	GBP	0.370% due 9/3/18	70,342
$2,670,241		JPMorgan Chase & Co. — New York, 1.280% due 9/4/18	2,670,241
9,941,278	JPY	Sumitomo — Tokyo, (0.230)% due 9/3/18	89,493

		TOTAL TIME DEPOSITS (Cost — $3,572,603)	3,572,603

		TOTAL SHORT-TERM INVESTMENTS IN SECURITIES (Cost — $18,329,455)	18,226,026

		TOTAL INVESTMENTS IN SECURITIES (Cost — $175,979,943)	175,764,205

		TOTAL INVESTMENTS IN PURCHASED OPTIONS (Cost — $45,562)	17,795

		TOTAL INVESTMENTS — 121.6% (Cost — $176,025,505)	175,782,000

		Liabilities in Excess of Other Assets — (21.6)%	(31,185,331)

		TOTAL NET ASSETS — 100.0%	$144,596,669

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2018.
(b)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2018 amounts to approximately $35,614,716 and represents 24.6% of net assets.

(c)	Security is perpetual in nature and has no stated maturity date.
(d)	Security is currently in default.
(e)	Illiquid security.
(f)	Position, or portion thereof, has been segregated to collateralize reverse repurchase agreements.
(g)	Interest only security.
(h)	This security is traded on a TBA basis (see Note 1).
(i)	All or a portion of this security is held at the broker as collateral for open OTC derivative instruments.
(j)	Rate shown represents yield-to-maturity.

At August 31, 2018, for International Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
International Fixed Income Fund	$179,192,246	$13,062,171	$(15,211,290)	$(2,149,119)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Abbreviations used in this schedule:
ABS	— Asset-Based Security
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Rate
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit

Summary of Investments by Security Type^
Corporate Bonds & Notes	29.9%
Sovereign Bonds	28.7
Collateralized Mortgage Obligations	14.1
Mortgage-Backed Securities	10.4
U.S. Government Obligations	6.3
Senior Loan	0.1
Asset-Backed Security	0.1
Municipal Bond	0.0	*
Purchased Options	0.0	*
Short-Term Investments	10.4

	100.0%

^	As a percentage of total investments.
*	Position represents less than 0.05%.

At August 31, 2018, International Fixed Income Fund held the following Options Contracts Purchased:

Currency Options

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike price	Value
600,000	$ 696,510		OTC Euro versus U.S. Dollar, Put(a)	GSC	2/26/19	$ 1.15	$8,025
641,000	641,000		OTC U.S. Dollar versus Japanese Yen, Call(a)	BOA	4/17/20	JPY 120.00	3,311
463,000	463,000		OTC U.S. Dollar versus Japanese Yen, Call(a)	DUB	4/17/20	JPY 120.00	2,391
748,000	748,000		OTC U.S. Dollar versus Japanese Yen, Call(a)	GSC	4/20/20	JPY 120.00	3,888
500,000	7,348,300	ZAR	OTC U.S. Dollar versus South African Rand, Put	HSBC	9/6/18	ZAR 13.12	—

			Total Currency Options				$17,615

Options on Futures

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike price	Value
20	$2,265,938		U.S. Treasury 5-Year Note December Futures, Put	CITI	11/23/18	$ 107.25	$156
3	339,891		U.S. Treasury 5-Year Note December Futures, Put	CITI	11/23/18	$ 107.50	24
1	120,156		U.S. Treasury 10-Year Note October Futures, Call	CITI	9/21/18	$ 132.00	—
9	1,081,406		U.S. Treasury 10-Year Note October Futures, Put	CITI	9/21/18	$ 107.00	—

			Total Options on Futures				$180

			TOTAL OPTIONS CONTRACTS PURCHASED (Cost — $45,562)				$17,795

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	Illiquid security.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2018, International Fixed Income Fund held the following Options Contracts Written:

Credit Default Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
300,000	$ 181,110		OTC Markit CDX North America Investment Grade Series 30 5-Year Index, Put	BNP	9/19/18	0.900%	$2
3,400,000	2,293,504	EUR	OTC Markit iTraxx Europe Series 29 5-Year Index, Call	BCLY	9/19/18	0.475%	—
3,400,000	2,293,504	EUR	OTC Markit iTraxx Europe Series 29 5-Year Index, Put	BCLY	9/19/18	0.750%	2,237

			Total Credit Default Swaptions				$2,239

Currency Options

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price		Value
500,000	500,000	AUD	OTC Australian Dollar versus U.S. Dollar, Put(a)	GSC	11/1/18		$0.70	$1,857
457,000	$ 592,432		OTC British Pound versus U.S. Dollar, Call(a)	BNP	6/14/19		$1.44	3,216
454,000	454,000	GBP	OTC British Pound versus U.S. Dollar, Put(a)	BNP	6/14/19		$1.32	18,478
600,000	77,371,812	JPY	OTC Euro versus Japanese Yen, Call(a)	GSC	2/26/19	JPY	135.00	5,335
597,000	4,087,002	CNH	OTC U.S. Dollar versus Chinese Offshore Renminbi, Call(a)	GSC	11/5/18	CNH	7.00	2,300
400,000	44,434,000	JPY	OTC U.S. Dollar versus Japanese Yen, Call(a)	HSBC	9/18/18	JPY	112.00	672
800,000	800,000		OTC U.S. Dollar versus Mexican Peso, Put(a)	GSC	10/12/18	MXN	18.50	3,697
500,000	500,000		OTC U.S. Dollar versus Mexican Peso, Put(a)	JPM	11/20/18	MXN	18.00	1,879
500,000	7,348,300	ZAR	OTC U.S. Dollar versus South African Rand, Call	HSBC	9/6/18	ZAR	14.35	12,003

			Total Currency Options					$49,437

Interest Rate Swaptions

Number of Contracts	Notional Amount†	Security Name	Counterparty	Expiration Date	Exercise Rate	Value
900,000	$20,891	OTC 10-Year Swaption, 3-Month USD-LIBOR, Call	BCLY	10/9/18	2.750%	$981
900,000	20,891	OTC 10-Year Swaption, 3-Month USD-LIBOR, Put	BCLY	10/9/18	3.200%	479

		Total Interest Rate Swaptions				$1,460

		TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $69,027)				$53,136

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	Illiquid security.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2018, International Fixed Income Fund held the following Reverse Repurchase Agreements:

Face Amounts†		Security	Value
		Royal Bank of Scotland PLC:
$2,611,654		2.140% due 10/19/18	$2,611,654
1,873,250		2.240% due 11/20/18	1,873,250
		Standard Chartered Bank:
3,181,375		2.070% due 9/7/18	3,181,375
5,163,035	GBP	0.630% due 10/4/18	6,693,100

		TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $14,446,892)	$14,359,379

†	Amount denominated in U.S. dollars, unless otherwise noted.

For the year ended August 31, 2018, the average borrowing and interest rate under the reverse repurchase agreements were $17,274,793 and 0.320%, respectively.

At August 31, 2018, International Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
90-Day Eurodollar December Futures	187	12/19	$45,388,969	$45,368,538	$(20,431)
90-Day Eurodollar March Futures	279	3/19	67,923,640	67,824,900	(98,740)
90-Day Eurodollar September Futures	53	9/18	12,977,050	12,937,963	(39,087)
90-Day Sterling December Futures	159	12/18	25,543,377	25,538,224	(5,153)
Australian Government 3-Year Bond September Futures	3	9/18	239,154	240,684	1,530
Australian Government 10-Year Bond September Futures	22	9/18	2,012,287	2,065,278	52,991
Canada Government 10-Year Bond December Futures	3	12/18	308,805	309,886	1,081
Euro-Bobl December Futures	95	12/18	14,482,068	14,514,049	31,981
Euro-BTP September Futures	42	9/18	6,065,987	5,980,374	(85,613)
Euro-Buxl 30-Year Bond December Futures	12	12/18	2,468,849	2,470,381	1,532
Euro-Schatz Note December Futures	80	12/18	10,392,138	10,397,037	4,899
Japan Government 10-Year Bond September Futures	7	9/18	9,491,380	9,476,166	(15,214)
U.S. Treasury 5-Year Note December Futures	93	12/18	10,557,032	10,546,054	(10,978)
U.S. Treasury 10-Year Note December Futures	5	12/18	599,879	601,328	1,449
U.S. Treasury Ultra Long Bond December Futures	9	12/18	1,440,352	1,433,813	(6,539)

					(186,292)

Contracts to Sell:
90-Day Eurodollar December Futures	187	12/20	45,346,491	45,377,888	(31,397)
90-Day Eurodollar March Futures	279	3/20	67,723,003	67,688,888	34,115
90-Day Eurodollar September Futures	53	9/19	12,943,084	12,863,762	79,322
90-Day Sterling December Futures	159	12/19	25,489,270	25,463,505	25,765
Euro-Bund September Futures	15	9/18	2,810,824	2,842,979	(32,155)
Euro-OAT December Futures	57	12/18	10,104,305	10,093,997	10,308
U.S. Treasury 2-Year Note December Futures	12	12/18	2,535,750	2,536,312	(562)
United Kingdom Treasury 10-Year Gilt December Futures	8	12/18	1,270,319	1,268,660	1,659

					87,055

Net Unrealized Depreciation on Open Exchange-Traded Futures Contracts					$(99,237)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2018, International Fixed Income Fund had deposited cash of $519,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2018, International Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Argentine Peso	753,000	USD	19,202	BNP	$20,407	9/4/18	$1,205
Argentine Peso	753,000	USD	24,616	HSBC	20,407	9/4/18	(4,209)
Argentine Peso	753,000	USD	23,867	BNP	20,123	9/17/18	(3,744)
Argentine Peso	4,766,719	USD	171,588	BCLY	126,070	9/26/18	(45,518)
Argentine Peso	753,000	USD	19,774	BNP	19,915	9/26/18	141
Australian Dollar	954,000	USD	707,305	BNP	685,783	9/4/18	(21,522)
Australian Dollar	500,000	USD	397,350	HSBC	359,534	12/6/18	(37,816)
Australian Dollar	270,000	USD	214,650	HSBC	194,261	2/7/19	(20,389)
Brazilian Real	738,626	USD	178,615	BNP	181,432	9/5/18	2,817
Brazilian Real	772,501	USD	198,525	DUB	189,752	9/5/18	(8,773)
Brazilian Real	33,875	USD	8,192	GSC	8,321	9/5/18	129
Brazilian Real	738,626	USD	190,071	BNP	180,881	10/2/18	(9,190)
British Pound	154,000	USD	202,848	HSBC	199,637	9/4/18	(3,211)
British Pound	8,449,189	USD	10,876,404	SOG	10,953,101	9/4/18	76,697
Canadian Dollar	8,317,000	USD	6,424,810	BOA	6,373,669	9/4/18	(51,141)
Chilean Peso	119,621,000	USD	181,296	BNP	175,624	9/20/18	(5,672)
Chilean Peso	89,922,600	USD	136,174	BNP	132,021	9/20/18	(4,153)
Chilean Peso	27,938,169	USD	42,000	GSC	41,018	9/20/18	(982)
Chinese Offshore Renminbi	577,000	USD	88,255	BNP	84,292	9/19/18	(3,963)
Chinese Offshore Renminbi	23,584,653	USD	3,706,181	HSBC	3,445,387	9/19/18	(260,794)
Chinese Offshore Renminbi	521,482	USD	78,415	HSBC	76,181	9/19/18	(2,234)
Chinese Offshore Renminbi	6,999,135	USD	1,024,299	BCLY	1,021,262	11/14/18	(3,037)
Chinese Offshore Renminbi	4,414,000	USD	649,557	HSBC	644,058	11/14/18	(5,499)
Chinese Offshore Renminbi	13,270,000	USD	1,951,528	JPM	1,936,260	11/14/18	(15,268)
Chinese Offshore Renminbi	14,663,831	USD	2,137,980	BOA	2,126,839	7/12/19	(11,141)
Colombian Peso	40,453,000	USD	14,000	BNP	13,246	9/18/18	(754)
Colombian Peso	825,110,000	USD	286,000	BNP	270,178	9/18/18	(15,822)
Colombian Peso	237,961,000	USD	83,000	BNP	77,919	9/18/18	(5,081)
Colombian Peso	2,886,000	USD	1,000	DUB	945	9/18/18	(55)
Colombian Peso	1,049,180,000	USD	363,447	GSC	342,952	10/24/18	(20,495)
Danish Krone	585,000	USD	92,037	BOA	91,284	10/1/18	(753)
Euro	21,907,544	USD	25,565,008	BOA	25,431,364	9/4/18	(133,644)
Euro	913,000	USD	1,048,570	BOA	1,059,855	9/4/18	11,285
Euro	109,000	USD	126,490	GSC	126,532	9/4/18	42
Euro	123,000	USD	142,908	GSC	142,784	9/4/18	(124)
Euro	288,000	USD	334,716	JPM	334,324	9/4/18	(392)
Euro	200,600	USD	252,796	SOG	234,703	12/14/18	(18,093)
Euro	350,000	USD	440,206	DUB	410,966	1/24/19	(29,240)
Euro	290,000	USD	350,117	HSBC	344,268	5/28/19	(5,849)
Indian Rupee	25,647,230	USD	371,000	BCLY	360,589	9/19/18	(10,411)
Indian Rupee	9,912,960	USD	144,000	BNP	139,372	9/19/18	(4,628)
Indian Rupee	24,934,000	USD	364,000	BNP	350,562	9/19/18	(13,438)
Indian Rupee	14,902,497	USD	214,788	HSBC	209,523	9/19/18	(5,265)
Indian Rupee	31,782,750	USD	458,533	SCB	446,852	9/19/18	(11,681)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy: (continued)
Indian Rupee	3,839,220	USD	55,000	BCLY	$53,710	10/29/18	$(1,290)
Indian Rupee	15,302,040	USD	221,000	BNP	214,071	10/29/18	(6,929)
Indian Rupee	95,225,678	USD	1,339,565	BNP	1,324,541	12/19/18	(15,024)
Indonesian Rupiah	2,393,140,660	USD	163,020	BOA	162,182	9/19/18	(838)
Indonesian Rupiah	2,636,410,260	USD	183,594	HSBC	178,669	9/19/18	(4,925)
Indonesian Rupiah	2,864,070,000	USD	198,000	JPM	194,097	9/19/18	(3,903)
Indonesian Rupiah	5,332,733,920	USD	358,744	SCB	357,102	12/19/18	(1,642)
Japanese Yen	33,500,000	USD	299,970	SCB	301,571	9/4/18	1,601
Korean Won	1,632,475,063	USD	1,456,722	BNP	1,463,847	9/19/18	7,125
Korean Won	103,972,867	USD	92,000	GSC	93,233	9/19/18	1,233
Mexican Peso	31,865,479	USD	1,691,517	JPM	1,654,957	10/26/18	(36,560)
Mexican Peso	2,874,769	USD	134,000	DUB	146,142	3/14/19	12,142
Mexican Peso	1,181,700	USD	60,000	HSBC	60,073	3/14/19	73
New Taiwan Dollar	6,138,299	USD	201,000	GSC	200,160	9/4/18	(840)
New Taiwan Dollar	3,803,080	USD	124,000	GSC	124,019	9/6/18	19
New Taiwan Dollar	16,218,823	USD	529,000	SCB	528,899	9/6/18	(101)
New Taiwan Dollar	6,841,139	USD	224,000	HSBC	223,103	9/7/18	(897)
New Taiwan Dollar	22,618,530	USD	737,000	BCLY	738,186	9/19/18	1,186
New Taiwan Dollar	10,431,507	USD	339,722	BNP	340,446	9/19/18	724
New Taiwan Dollar	6,138,299	USD	201,408	GSC	200,332	9/19/18	(1,076)
New Taiwan Dollar	20,021,903	USD	655,381	HSBC	653,441	9/19/18	(1,940)
New Taiwan Dollar	6,841,139	USD	222,628	SCB	223,270	9/19/18	642
New Zealand Dollar	4,348,000	USD	2,916,017	RBS	2,876,638	9/4/18	(39,379)
Norwegian Krone	3,005,000	USD	368,619	BNP	358,365	9/4/18	(10,254)
Russian Ruble	26,414,091	USD	421,822	BOA	390,911	9/13/18	(30,911)
Russian Ruble	1,605,994	USD	25,548	UBS	23,768	9/13/18	(1,780)
Russian Ruble	4,925,040	USD	73,032	JPM	72,640	10/15/18	(392)
Russian Ruble	65,745,004	USD	1,024,464	UBS	966,538	11/15/18	(57,926)
Singapore Dollar	2,463,397	USD	1,808,596	BCLY	1,795,235	9/19/18	(13,361)
South African Rand	4,034,000	USD	299,194	HSBC	272,247	11/2/18	(26,947)
Swedish Krona	63,085,000	USD	6,884,348	HSBC	6,898,569	9/4/18	14,221
Swedish Krona	1,795,000	USD	205,921	JPM	196,290	9/4/18	(9,631)
Turkish Lira	4,702,103	USD	928,935	HSBC	696,904	10/19/18	(232,031)

							(1,161,276)

Contracts to Sell:
Argentine Peso	753,000	USD	24,173	BNP	20,406	9/4/18	3,767
Argentine Peso	753,000	USD	19,202	HSBC	20,407	9/4/18	(1,205)
Argentine Peso	753,000	USD	20,080	BNP	20,123	9/17/18	(43)
Argentine Peso	148,240	USD	4,782	HSBC	3,921	9/26/18	861
Argentine Peso	1,750,900	USD	58,814	SOG	46,308	9/26/18	12,506
Argentine Peso	128,400	USD	4,284	SOG	3,396	9/26/18	888
Argentine Peso	1,168,645	USD	39,059	SOG	30,908	9/26/18	8,151
Australian Dollar	122,000	USD	90,476	BNP	87,700	9/4/18	2,776
Australian Dollar	346,000	USD	257,324	BNP	248,722	9/4/18	8,602
Australian Dollar	522,000	USD	386,190	HSBC	375,239	9/4/18	10,951
Australian Dollar	659,000	USD	479,266	RBS	473,722	9/4/18	5,544
Australian Dollar	2,586,000	USD	1,908,070	SCB	1,858,946	9/4/18	49,124
Australian Dollar	3,281,000	USD	2,373,941	GSC	2,358,455	10/2/18	15,486
Brazilian Real	738,626	USD	190,564	BNP	181,432	9/5/18	9,132
Brazilian Real	772,501	USD	186,807	DUB	189,753	9/5/18	(2,946)
Brazilian Real	33,875	USD	9,000	GSC	8,321	9/5/18	679

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Brazilian Real	604,619	USD	158,000	DUB	$145,759	3/14/19	$12,241
Brazilian Real	202,500	USD	60,000	HSBC	48,818	3/14/19	11,182
British Pound	295,000	USD	374,838	HSBC	382,423	9/4/18	(7,585)
British Pound	8,308,189	USD	10,915,249	SCB	10,770,316	9/4/18	144,933
British Pound	8,449,189	USD	10,888,977	SOG	10,965,084	10/2/18	(76,107)
British Pound	151,000	USD	202,370	BNP	198,459	6/18/19	3,911
Canadian Dollar	8,317,000	USD	6,380,612	HSBC	6,373,669	9/4/18	6,943
Canadian Dollar	8,317,000	USD	6,428,510	BOA	6,376,953	10/2/18	51,557
Chinese Offshore Renminbi	6,999,135	USD	1,025,740	BCLY	1,022,476	9/19/18	3,264
Chinese Offshore Renminbi	4,414,000	USD	650,476	HSBC	644,823	9/19/18	5,653
Chinese Offshore Renminbi	13,270,000	USD	1,954,345	JPM	1,938,561	9/19/18	15,784
Chinese Offshore Renminbi	4,653,009	USD	679,407	BCLY	678,933	11/14/18	474
Chinese Offshore Renminbi	5,325,950	USD	779,297	BOA	777,123	11/14/18	2,174
Chinese Offshore Renminbi	14,663,831	USD	2,144,922	BOA	2,139,637	11/14/18	5,285
Chinese Offshore Renminbi	1,369,505	USD	200,358	BOA	198,633	7/12/19	1,725
Chinese Offshore Renminbi	7,725,305	USD	1,126,483	HSBC	1,120,477	7/12/19	6,006
Chinese Offshore Renminbi	1,677,501	USD	248,812	HSBC	243,304	7/12/19	5,508
Chinese Offshore Renminbi	3,367,520	USD	499,032	HSBC	488,424	7/12/19	10,608
Chinese Offshore Renminbi	524,000	USD	77,005	JPM	76,000	7/12/19	1,005
Czech Koruna	21,000	USD	955	HSBC	947	11/15/18	8
Danish Krone	240,000	USD	37,747	HSBC	37,450	10/1/18	297
Danish Krone	28,219,720	USD	4,455,136	SCB	4,403,444	10/1/18	51,692
Euro	404,000	USD	461,132	BNP	468,983	9/4/18	(7,851)
Euro	22,135,544	USD	25,856,285	BOA	25,696,038	9/4/18	160,247
Euro	801,000	USD	912,715	JPM	929,841	9/4/18	(17,126)
Euro	21,907,544	USD	25,618,068	BOA	25,482,214	10/2/18	135,854
Euro	1,303,434	USD	1,515,343	HSBC	1,519,608	10/30/18	(4,265)
Euro	1,505,000	USD	1,749,228	JPM	1,754,605	10/30/18	(5,377)
Euro	1,400,000	USD	1,632,086	SCB	1,632,191	10/30/18	(105)
Euro	240,000	USD	298,512	HSBC	280,801	12/14/18	17,711
Euro	200,600	USD	252,742	SCB	234,703	12/14/18	18,039
Euro	365,000	USD	438,745	HSBC	428,579	1/24/19	10,166
Euro	464,000	USD	586,821	DUB	545,489	2/7/19	41,332
Euro	114,000	SEK	1,169,287	JPM	134,912	4/23/19	(4,538)
Euro	350,000	USD	408,503	HSBC	415,497	5/28/19	(6,994)
Indian Rupee	95,225,678	USD	1,355,873	BNP	1,338,833	9/19/18	17,040
Indian Rupee	5,404,743	USD	78,000	BNP	75,988	9/19/18	2,012
Indian Rupee	6,549,015	USD	95,000	GSC	92,076	9/19/18	2,924
Indian Rupee	71,305	USD	1,000	BNP	1,001	10/4/18	(1)
Indian Rupee	12,623,339	USD	177,000	GSC	177,154	10/4/18	(154)
Indian Rupee	16,010,586	USD	231,300	SCB	223,984	10/29/18	7,316
Indian Rupee	4,689,165	USD	65,000	GSC	65,224	12/19/18	(224)
Indian Rupee	3,173,940	USD	44,000	GSC	44,148	12/19/18	(148)
Indonesian Rupiah	5,332,733,920	USD	363,736	SCB	361,397	9/19/18	2,339
Indonesian Rupiah	882,567,000	USD	61,956	SCB	59,811	9/19/18	2,145
Indonesian Rupiah	1,678,320,000	USD	116,981	SCB	113,740	9/19/18	3,241
Japanese Yen	14,300,000	USD	128,507	BOA	128,730	9/4/18	(223)
Japanese Yen	350,000,000	USD	3,229,974	JPM	3,150,740	9/4/18	79,234
Japanese Yen	8,500,000	USD	76,716	RBS	76,518	9/4/18	198
Japanese Yen	1,330,900,000	USD	11,995,894	SCB	11,980,916	9/4/18	14,978
Japanese Yen	450,000,000	USD	4,124,656	JPM	4,052,208	9/10/18	72,448
Japanese Yen	190,000,000	USD	1,733,766	BOA	1,711,890	9/18/18	21,876

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Japanese Yen	7,104,000	USD	64,000	BCLY	$64,011	9/19/18	$(11)
Japanese Yen	7,104,000	USD	64,000	BNP	64,039	9/25/18	(39)
Japanese Yen	20,000,000	USD	182,222	BOA	180,369	10/1/18	1,853
Japanese Yen	1,670,200,000	USD	14,985,756	BCLY	15,063,743	10/2/18	(77,987)
Japanese Yen	30,000,000	USD	272,279	BCLY	271,143	10/30/18	1,136
Korean Won	406,941,950	USD	366,423	BOA	364,907	9/19/18	1,516
Korean Won	402,312,900	USD	359,706	BOA	360,756	9/19/18	(1,050)
Korean Won	412,328,000	USD	364,534	BOA	369,736	9/19/18	(5,202)
Korean Won	382,518,400	USD	342,390	BOA	343,006	9/19/18	(616)
Korean Won	132,346,680	USD	123,127	SCB	118,676	9/19/18	4,451
Korean Won	46,582,744	USD	41,900	BNP	41,818	10/29/18	82
Korean Won	1,632,475,063	USD	1,461,351	BNP	1,468,449	12/19/18	(7,098)
Korean Won	342,249,600	USD	308,000	BNP	307,861	12/19/18	139
Mexican Peso	1,324,000	USD	70,859	JPM	68,763	10/26/18	2,096
New Taiwan Dollar	6,138,299	USD	201,177	GSC	200,160	9/4/18	1,017
New Taiwan Dollar	20,021,903	USD	654,781	HSBC	652,917	9/6/18	1,864
New Taiwan Dollar	6,841,139	USD	222,476	SCB	223,103	9/7/18	(627)
New Taiwan Dollar	55,094,778	USD	1,875,056	BNP	1,798,091	9/19/18	76,965
New Taiwan Dollar	10,956,600	USD	360,000	BNP	357,583	9/19/18	2,417
New Taiwan Dollar	10,431,507	USD	342,151	BNP	342,681	12/19/18	(530)
New Zealand Dollar	4,348,000	USD	2,943,118	RBS	2,876,638	9/4/18	66,480
New Zealand Dollar	4,348,000	USD	2,916,095	RBS	2,876,599	10/2/18	39,496
Norwegian Krone	2,975,000	USD	355,311	RBS	354,788	9/4/18	523
Polish Zloty	2,892,133	USD	773,806	BOA	780,641	10/5/18	(6,835)
Romanian New Leu	945,484	EUR	201,000	GSC	236,502	9/14/18	(3,022)
Romanian New Leu	80,074	EUR	17,000	JPM	20,028	9/18/18	(275)
Romanian New Leu	84,735	EUR	18,000	GSC	21,193	9/19/18	(276)
Romanian New Leu	1,852,000	USD	452,184	SOG	462,683	10/29/18	(10,499)
Singapore Dollar	2,476,142	USD	1,864,705	BOA	1,804,523	9/19/18	60,182
South African Rand	671,000	USD	49,828	SCB	45,285	11/2/18	4,543
Swedish Krona	3,175,000	USD	356,011	BOA	347,197	9/4/18	8,814
Swedish Krona	61,705,000	USD	7,053,059	JPM	6,747,661	9/4/18	305,398
Swedish Krona	63,085,000	USD	6,899,328	HSBC	6,912,997	10/2/18	(13,669)
Swedish Krona	607,632	EUR	59,000	DUB	67,749	4/23/19	2,073
Swedish Krona	820,850	EUR	79,000	RBS	91,523	4/23/19	1,968
Swiss Franc	102,000	USD	105,702	UBS	105,494	10/2/18	208
Turkish Lira	13,000	USD	1,830	BNP	1,927	10/19/18	(97)
Turkish Lira	4,427,732	USD	928,935	HSBC	656,239	10/19/18	272,696
Turkish Lira	261,371	USD	35,833	UBS	38,738	10/19/18	(2,905)

							1,668,104

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$506,828

At August 31, 2018, International Fixed Income Fund held the following OTC Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Payment Paid	Unrealized Appreciation
Receive	3-Month KRW Certificate of Deposit Rate	1.993%	7/10/27	JPM	KRW	980,600,000	$3,095	$—	$3,095
Receive	3-Month KRW Certificate of Deposit Rate	2.025%	7/10/27	SOG	KRW	3,500,900,000	2,251	—	2,251

							$5,346	$—	$5,346

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

At August 31, 2018, International Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency		Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	BRL-CDI-Compounded	0.000%	1/4/21	PAM	*	BRL	200,000	$(459)	$(1,516)	$1,057
Receive	U.S. Federal Funds Effective Rate Index	2.673%	4/30/25	12-Month		USD	200,000	(2,271)	20	(2,291)
Receive	U.S. Federal Funds Effective Rate Index	2.683%	4/30/25	12-Month		USD	1,000,000	(12,103)	372	(12,475)
Receive	U.S. Federal Funds Effective Rate Index	2.684%	4/30/25	12-Month		USD	1,000,000	(12,015)	(32)	(11,983)
Receive	U.S. Federal Funds Effective Rate Index	2.696%	4/30/25	12-Month		USD	300,000	(3,882)	—	(3,882)
Receive	U.S. Federal Funds Effective Rate Index	2.710%	4/30/25	12-Month		USD	300,000	(4,152)	—	(4,152)
Pay	28-Day MXN TIIE Banxico	5.825%	1/12/23	28-Day		MXN	6,800,000	(28,753)	2,273	(31,026)
Pay	28-Day MXN TIIE Banxico	7.317%	3/23/22	28-Day		MXN	2,100,000	(2,282)	—	(2,282)
Pay	28-Day MXN TIIE Banxico	7.740%	2/22/27	28-Day		MXN	15,800,000	(20,233)	(2,879)	(17,354)
Receive	3-Month Canadian Bank Bill	1.850%	9/15/27	6-Month		CAD	2,000,000	93,855	35,305	58,550
Pay	3-Month Canadian Bank Bill	2.300%	7/16/20	6-Month		CAD	8,800,000	(7,328)	(13,489)	6,161
Pay	3-Month FRA New Zealand Bank Bill	2.500%	2/14/20	6-Month		NZD	13,050,000	46,974	(58,144)	105,118
Pay	3-Month GBP-LIBOR	1.000%	9/19/19	PAM	*	GBP	13,100,000	11,599	2,291	9,308
Receive	3-Month GBP-LIBOR	1.000%	9/18/20	PAM	*	GBP	13,100,000	31,884	37,969	(6,085)
Pay	3-Month GBP-LIBOR	1.250%	12/19/19	PAM	*	GBP	10,700,000	33,667	15,580	18,087
Receive	3-Month GBP-LIBOR	1.500%	12/18/20	PAM	*	GBP	10,700,000	(35,851)	(16,796)	(19,055)
Pay	3-Month USD-LIBOR	1.750%	4/1/19	PAM	*	USD	82,400,000	(327,051)	(67,811)	(259,240)
Receive	3-Month USD-LIBOR	1.750%	6/20/20	6-Month		USD	27,400,000	542,797	513,968	28,829
Receive	3-Month USD-LIBOR	1.750%	12/21/26	6-Month		USD	3,100,000	268,868	(89,304)	358,172
Receive	3-Month USD-LIBOR	2.000%	12/20/19	6-Month		USD	8,200,000	82,407	(573)	82,980
Receive	3-Month USD-LIBOR	2.000%	4/1/20	PAM	*	USD	82,400,000	393,044	46,390	346,654
Receive	3-Month USD-LIBOR	2.000%	6/20/23	6-Month		USD	600,000	23,890	28,791	(4,901)
Receive	3-Month USD-LIBOR	2.250%	12/16/22	6-Month		USD	2,200,000	55,683	(12,375)	68,058
Receive	3-Month USD-LIBOR	2.250%	6/20/28	6-Month		USD	6,900,000	403,597	420,998	(17,401)
Receive	3-Month USD-LIBOR	2.500%	6/20/48	6-Month		USD	1,000,000	102,161	111,190	(9,029)
Pay	3-Month USD-LIBOR	2.750%	12/19/20	6-Month		USD	3,700,000	(11,795)	(11,348)	(447)
Receive	3-Month USD-LIBOR	2.750%	12/20/47	6-Month		USD	3,100,000	154,543	(113,222)	267,765
Receive	3-Month USD-LIBOR	2.953%	11/12/49	6-Month		USD	600,000	6,723	—	6,723
Receive	3-Month USD-LIBOR	2.955%	11/12/49	6-Month		USD	600,000	6,422	—	6,422
Receive	3-Month USD-LIBOR	3.000%	12/19/48	6-Month		USD	1,700,000	1,328	46,780	(45,452)
Pay	3-Month ZAR-SAJIBOR	7.250%	6/20/23	3-Month		ZAR	49,300,000	(101,060)	9,005	(110,065)
Pay	3-Month ZAR-SAJIBOR	8.500%	3/15/27	3-Month		ZAR	5,200,000	3,120	(349)	3,469
Pay	3-Month ZAR-SAJIBOR	8.750%	3/16/21	3-Month		ZAR	15,700,000	29,784	1,570	28,214
Pay	6-Month EURIBOR	0.000%	9/19/20	12-Month		EUR	6,400,000	20,749	245	20,504
Pay	6-Month EURIBOR	0.500%	9/19/23	12-Month		EUR	15,600,000	193,619	(102,349)	295,968
Pay	6-Month EURIBOR	0.500%	12/19/23	12-Month		EUR	3,300,000	28,769	(11,272)	40,041
Receive	6-Month EURIBOR	0.500%	12/19/25	12-Month		EUR	600,000	5,384	7,044	(1,660)
Pay	6-Month EURIBOR	1.250%	9/19/28	12-Month		EUR	4,350,000	182,443	105,949	76,494
Pay	6-Month EURIBOR	1.250%	12/19/28	6-Month		EUR	7,100,000	254,053	98,218	155,835
Receive	6-Month EURIBOR	1.500%	9/19/48	12-Month		EUR	2,850,000	(24,022)	62,960	(86,982)
Receive	6-Month EURIBOR	1.500%	12/19/48	12-Month		EUR	500,000	(1,634)	11,755	(13,389)
Pay	6-Month GBP-LIBOR	1.250%	9/19/20	6-Month		GBP	1,400,000	4,611	(108)	4,719
Receive	6-Month GBP-LIBOR	1.500%	9/19/23	6-Month		GBP	200,000	(1,790)	(42)	(1,748)
Receive	6-Month GBP-LIBOR	1.500%	9/19/28	6-Month		GBP	1,200,000	7,034	(28,212)	35,246
Receive	6-Month GBP-LIBOR	1.750%	9/19/48	6-Month		GBP	750,000	(26,532)	(39,362)	12,830
Pay	6-Month JPY-LIBOR	0.100%	3/20/24	6-Month		JPY	1,120,000,000	(42,768)	(33,210)	(9,558)
Receive	6-Month JPY-LIBOR	0.450%	3/20/29	6-Month		JPY	440,000,000	(11,395)	(36,950)	25,555
Receive	6-Month JPY-LIBOR	0.500%	9/20/46	6-Month		JPY	10,000,000	10,984	10,359	625
Receive	6-Month JPY-LIBOR	0.750%	12/20/38	6-Month		JPY	184,205,000	24,218	24,040	178
Receive	6-Month JPY-LIBOR	1.000%	3/21/48	6-Month		JPY	80,000,000	(4,114)	(22,317)	18,203
Pay	6-Month JPY-LIBOR	1.500%	6/19/33	6-Month		JPY	150,000,000	183,775	105,297	78,478
Receive	6-Month JPY-LIBOR	1.500%	12/20/44	6-Month		JPY	60,000,000	(77,550)	(41,481)	(36,069)

								$2,448,945	$995,228	$1,453,717

*	PAM — paid at maturity.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Fund Pay Floating Rate Index	Fund Receive Floating Rate Index	Maturity Date	Notional Amount		Market Value	Upfront Payment (Received)	Unrealized Appreciation/ (Depreciation)
1-Month USD-LIBOR + 0.070%	3-Month USD-LIBOR	6/12/22	USD	1,400,000	$1,881	$—	$1,881
1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	6/12/22	USD	1,900,000	1,540	—	1,540
1-Month USD-LIBOR + 0.073%	3-Month USD-LIBOR	4/27/23	USD	4,600,000	(480)	—	(480)
1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	4/26/22	USD	6,700,000	(458)	—	(458)
1-Month USD-LIBOR + 0.085%	3-Month USD-LIBOR	6/19/22	USD	7,400,000	5,465	(555)	6,020

					$7,948	$(555)	$8,503

At August 31, 2018, International Fixed Income Fund held the following OTC and Centrally Cleared Credit Default Swap Contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues and Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/18 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
China Government International Bond, A+	(1.000)%	6/20/23	3-Month	BCLY	0.600%	USD	200,000	$(3,982)	$(3,815)	$(167)
China Government International Bond, A+	(1.000)%	6/20/23	3-Month	GSC	0.600%	USD	500,000	(9,955)	(9,654)	(301)
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	BCLY	0.175%	USD	400,000	(12,811)	(14,121)	1,310
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	BNP	0.175%	USD	700,000	(22,419)	(25,057)	2,638
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	BOA	0.175%	USD	200,000	(6,405)	(6,913)	508
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	GSC	0.175%	USD	500,000	(16,013)	(17,653)	1,640
Japan Government International Bond, A+	(1.000)%	6/20/22	3-Month	HSBC	0.175%	USD	300,000	(9,608)	(10,159)	551
Markit iTraxx Europe Sub Financials Series 27 5-Year Index	(1.000)%	6/20/22	3-Month	BNP	1.338%	EUR	700,000	8,611	36,666	(28,055)
South Korea International Bond, AA	(1.000)%	6/20/23	3-Month	BCLY	0.419%	USD	600,000	(16,854)	(15,056)	(1,798)
South Korea International Bond, AA	(1.000)%	6/20/23	3-Month	BNP	0.419%	USD	400,000	(11,236)	(9,884)	(1,352)
South Korea International Bond, AA	(1.000)%	6/20/23	3-Month	HSBC	0.419%	USD	200,000	(5,618)	(4,989)	(629)
South Korea International Bond, AA	(1.000)%	6/20/23	3-Month	JPM	0.419%	USD	400,000	(11,235)	(9,580)	(1,655)

								$(117,525)	$(90,215)	$(27,310)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

Centrally Cleared — Credit Default Swaps on Corporate and Sovereign Issues and Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/18 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized Appreciation/ (Depreciation)
Basf Se, A	(1.000)%	12/20/20	3-Month	0.140%	EUR	100,000	$(2,595)	$(2,908)	$313
Markit CDX North America High Yield Series 29 5-Year Index	(5.000)%	12/20/22	3-Month	3.071%	USD	500,000	(41,127)	(37,838)	(3,289)
Markit CDX North America Investment Grade Series 29 5-Year Index	(1.000)%	12/20/22	3-Month	0.520%	USD	4,200,000	(89,837)	(91,553)	1,716
Markit iTraxx Europe Senior Financials Series 28 5-Year Index	(1.000)%	12/20/22	3-Month	0.742%	EUR	300,000	(4,594)	(8,323)	3,729
Markit iTraxx Europe Series 26 5-Year Index	(1.000)%	12/20/21	3-Month	0.412%	EUR	43,500,000	(1,089,410)	(1,285,998)	196,588
Markit iTraxx Europe Series 28 5-Year Index	(1.000)%	12/20/22	3-Month	0.591%	EUR	16,500,000	(375,261)	(643,847)	268,586
Reynolds American Inc., BBB+	(1.000)%	12/20/20	3-Month	0.179%	USD	500,000	(10,424)	(14,731)	4,307
United Utilities PLC, BBB	(1.000)%	12/20/20	3-Month	0.357%	EUR	200,000	(4,084)	(3,440)	(644)

							$(1,617,332)	$(2,088,638)	$471,306

Centrally Cleared — Credit Default Swaps on Corporate and Sovereign Issues and Indexes — Sell Protection (4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/18 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Daimler AG, A	1.000%	12/20/20	3-Month	0.437%	EUR	100,000	$1,820	$1,651	$169
Markit iTraxx Europe Series 29 5-Year Index	1.000%	6/20/23	3-Month	0.688%	EUR	3,200,000	63,020	70,704	(7,684)
Marks & Spencer PLC, BBB-	1.000%	6/20/23	3-Month	1.408%	EUR	400,000	(7,805)	(12,000)	4,195
Ryder System Inc., BBB+	1.000%	6/20/22	3-Month	0.467%	USD	100,000	2,117	1,866	251
Shell International Finance BV, A+	1.000%	12/20/26	3-Month	0.682%	EUR	200,000	6,740	(5,907)	12,647

							$65,892	$56,314	$9,578

At August 31, 2018, International Fixed Income Fund held the following OTC Cross-Currency Swap Contracts:

Counterparty Pay	Counterparty Receive	Maturity Date (5)	Counterparty	Notional Amount of Currency Received (6) (amount below is in 000’s)		Notional Amount of Currency Delivered (6) (amount below is in 000’s)		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency delivered	10/13/26	DUB	USD	244	GBP	200	$12,706	$(30)	$12,736
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency delivered	10/13/26	RBS	USD	610	GBP	500	31,665	14,000	17,665

								$44,371	$13,970	$30,401

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Fund

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)	The notional amount to be received or delivered may be determined and exchanged at a future date, based on the effective date of the cross-currency swap.

At August 31, 2018, International Fixed Income Fund deposited cash collateral with brokers in the amount of $1,532,000 for open centrally cleared swap contracts.

At August 31, 2018, International Fixed Income Fund had cash collateral from brokers in the amount of $580,000 for open OTC swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
ARS	— Argentine Peso	BCLY	— Barclays Bank PLC
AUD	— Australian Dollar	BNP	— BNP Paribas SA
BRL	— Brazilian Real	BOA	— Bank of America
CAD	— Canadian Dollar	CITI	— Citigroup Global Markets Inc.
CHF	— Swiss Franc	DUB	— Deutsche Bank AG
CNH	— Chinese Offshore Renminbi	GSC	— Goldman Sachs & Co.
DKK	— Danish Krone	HSBC	— HSBC Bank USA
EUR	— Euro	JPM	— JPMorgan Chase & Co.
GBP	— British Pound	RBS	— Royal Bank of Scotland PLC
JPY	— Japanese Yen	SCB	— Standard Chartered Bank
KRW	— Korean Won	SOG	— Societe Generale SA
MXN	— Mexican Peso	UBS	— UBS Securities LLC
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS — 96.9%
California — 12.7%
$735,000	AAA	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series U-7, 5.000% due 6/1/46	$957,683
1,000,000	AA+	California Infrastructure & Economic Development Bank, Revenue Bonds, Bay Area Toll Bridges, Series A, Prerefunded 1/1/28 @ 100, AMBAC-Insured, 5.000% due 7/1/36(a)	1,221,600
500,000	Baa1(b)	California Municipal Finance Authority, Revenue Bonds, California Lutheran University, 5.000% due 10/1/36	574,175
1,050,000	AA-	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health Project, Series A, Prerefunded 8/15/20 @ 100, 5.500% due 8/15/26(a)	1,129,548
1,000,000	AA-	Garden Grove Unified School District, GO, 2010 Election, Series C, 5.000% due 8/1/35	1,126,530
1,000,000	A3(b)	Kaweah Delta Health Care District, Revenue Bonds, Series B, 4.000% due 6/1/45	990,220
640,000	A+	Madera Unified School District, GO, Capital Appreciation Election of 2006, NPFG-Insured, zero coupon, due 8/1/29	444,051
1,500,000	A+	San Diego County, CA, Regional Airport Authority, Revenue Bonds, Series A, 5.000% due 7/1/43	1,650,675

		Total California	8,094,482

Colorado — 11.4%
750,000	A+	City & County of Denver, CO, Airport System Revenue, Revenue Bonds, AMT, Series A, 5.000% due 11/15/30(c)	864,510
1,435,000	AA	City of Colorado Springs, CO, Utilities System Revenue, Revenue Bonds, System Improvement, Series B-2, 5.000% due 11/15/38	1,607,200
1,500,000	AA-	Colorado Health Facilities Authority, Revenue Bonds, Sisters of Charity of Leavenworth Inc., Series A, 5.000% due 1/1/44	1,629,570
1,000,000	AAA	Colorado Water Resources & Power Development Authority, Revenue Bonds, Revolving Fund, Series A, 5.500% due 9/1/22	1,135,600
2,000,000	AA-	University of Colorado Hospital Authority, Revenue Bonds, Series A, 4.000% due 11/15/36	2,042,540

		Total Colorado	7,279,420

District of Colombia — 5.5%
		District of Columbia, Revenue Bonds:
1,500,000	AAA	Income Tax Revenue, Series A, 5.000% due 12/1/28	1,633,005
1,000,000	A	University Revenue, Georgetown University, 5.000% due 4/1/24	1,137,630
700,000	AA-	Metropolitan Washington Airports Authority, Revenue Bonds, AMT, Series A, 4.000% due 10/1/36(c)	716,982

		Total District of Colombia	3,487,617

Florida — 5.9%
1,400,000	A+	City of Cape Coral, FL, Water & Sewer Revenue, Revenue Bonds, 5.000% due 10/1/39	1,585,248
1,000,000	A+	City of Jacksonville, FL, Revenue Bonds, Better Jacksonville Project, Prerefunded 10/1/18 @ 100, 5.000% due 10/1/21(a)	1,002,490
1,000,000	AA	Orlando Utilities Commission, Utility System Revenue Bonds, 2018 Project, Series A, 5.000% due 10/1/33	1,169,920

		Total Florida	3,757,658

Illinois — 6.7%
		Illinois Finance Authority, Revenue Bonds:
1,235,000	AA	Advocate Health Care, 4.000% due 6/1/47	1,241,768
600,000	A	DePaul University, 5.000% due 10/1/36	672,204
1,095,000	A2(b)	DePaul University, Series A, 5.375% due 10/1/19	1,136,730
1,000,000	AAA	Northwestern University, 5.000% due 12/1/28	1,215,490

		Total Illinois	4,266,192

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount	Rating††	Security	Value
Indiana — 2.7%
		Indiana Municipal Power Agency, Power Supply, Revenue Bonds:
$500,000	A+	Series A, 5.000% due 1/1/42	$569,430
1,000,000	A+	Series C, 5.000% due 1/1/37	1,133,260

		Total Indiana	1,702,690

Louisiana — 0.9%
		New Orleans Aviation Board, AMT, General Airport North Terminal, Revenue Bonds, Series B:
250,000	A-	5.000% due 1/1/37(c)	276,860
250,000	A-	5.000% due 1/1/38(c)	276,290

		Total Louisiana	553,150

Massachusetts — 8.0%
1,000,000	AA	Massachusetts Bay Transportation Authority, Revenue Bonds, Series A, 5.250% due 7/1/34	1,278,820
1,145,000	AAA	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series A, 5.000% due 7/15/40	1,467,272
1,000,000	A1(b)	Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Northeastern University, Series R, 5.000% due 10/1/28	1,002,570
1,110,000	AA+	Massachusetts Water Resources Authority, Revenue Bonds, Series B, AGM-Insured, 5.250% due 8/1/28	1,375,245

		Total Massachusetts	5,123,907

Nebraska — 3.4%
2,000,000	AA	Omaha Public Power District, Revenue Bonds, Series A, Prerefunded 2/1/22 @ 100, 5.000% due 2/1/42(a)	2,197,240

Nevada — 2.1%
1,130,000	AAA	State of Nevada Highway Improvement Revenue, Revenue Bonds, 5.000% due 12/1/31	1,321,479

New Jersey — 4.6%
1,340,000	A3(b)	Manalapan-Englishtown Regional Board of Education, GO, FGIC & NPFG-Insured, 5.750% due 12/1/22	1,525,067
1,335,000	WD(d)	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack University, Prerefunded 1/1/20 @ 100, 5.000% due 1/1/22(a)	1,392,325

		Total New Jersey	2,917,392

North Carolina — 3.2%
2,000,000	AAApre(d)	North Carolina Eastern Municipal Power Agency, Revenue Bonds, Series B, Prerefunded 1/1/19 @ 100, 5.000% due 1/1/26(a)	2,022,420

Oregon — 3.2%
500,000	AA+	Salem-Keizer School District No 24J, GO, SCH BD GTY-Insured, 5.000% due 6/15/25	586,660
1,330,000	Aa2(b)	Washington & Clackamas Counties School District No. 23J Tigard-Tualatin, GO, NPFG-Insured, 5.000% due 6/15/22	1,477,524

		Total Oregon	2,064,184

South Carolina — 2.8%
1,535,000	Aa3(b)	Clemson University, Revenue Bonds, 5.000% due 5/1/29	1,758,772

Tennessee — 1.8%
1,135,000	Aa2(b)	Tennessee Housing Development Agency, Revenue Bonds, Series A, 3.850% due 1/1/35	1,172,319

Texas — 10.3%
1,000,000	A1(b)	City of Houston, TX, Airport System Revenue, Revenue Bonds, AMT, Series C, 5.000% due 7/1/26(c)	1,159,640
		North East, TX, Independent School District, GO, PSF-GTD-Insured:
1,000,000	AAA	5.250% due 2/1/28	1,220,760
1,000,000	AAA	5.250% due 2/1/30	1,244,410
1,000,000	AA	Texas State Technical College, Revenue Bonds, AGM-Insured, 4.000% due 10/15/33	1,043,640

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Face Amount	Rating††	Security	Value
Texas — 10.3% — (continued)
$1,575,000	AAA	Texas Transportation Commission State Highway Fund, Revenue Bonds, 5.250% due 4/1/26	$1,882,881

		Total Texas	6,551,331

Utah — 4.5%
500,000	A	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind, Series A, 5.000% due 9/1/32	574,915
2,000,000	AA	Utah State University, Revenue Bonds, Student Building Fee, Series B, Prerefunded 6/1/23 @ 100, 5.000% due 12/1/44(a)	2,268,000

		Total Utah	2,842,915

Washington — 1.7%
1,000,000	AA+	City of Seattle, WA, Drainage & Wastewater Revenue, Revenue Bonds, 4.000% due 7/1/28	1,098,120

Wisconsin — 5.5%
1,500,000	AA+	Wisconsin Department of Transportation, Revenue Bonds, Series I, FGIC & NPFG-Insured, 5.000% due 7/1/20	1,587,855
1,300,000	A+	Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Aspirus Inc. Obligation Group, 4.000% due 8/15/40	1,307,319
515,000	A	WPPI Energy, Power Supply, Revenue Bonds, Series A, 5.000% due 7/1/24	577,861

		Total Wisconsin	3,473,035

		TOTAL MUNICIPAL BONDS (Cost — $59,866,697)	61,684,323

SHORT-TERM INVESTMENTS — 1.9%
TIME DEPOSITS — 1.9%
965,868		Deutsche Bank AG — Grand Cayman, 1.280% due 9/4/18	965,868
227,546		JPMorgan Chase & Co. — New York, 1.280% due 9/4/18	227,546

		TOTAL SHORT-TERM INVESTMENTS (Cost — $1,193,414)	1,193,414

		TOTAL INVESTMENTS — 98.8% (Cost — $61,060,111)	62,877,737

		Other Assets in Excess of Liabilities — 1.2%	746,293

		TOTAL NET ASSETS — 100.0%	$63,624,030

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)

Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Rating by Fitch Ratings Service. All ratings are unaudited.

At August 31, 2018, for Municipal Bond Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Municipal Bond Fund	$61,060,111	$2,115,936	$(298,310)	$1,817,626

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Fund

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation
AMBAC	— American Bond Assurance Corporation
FGIC	— Financial Guarantee Insurance Company
GO	— General Obligation
NPFG	— National Public Finance Guarantee Corporation
PSF-GTD	— Permanent School Fund Guaranteed
SCH BD GTY	— Oregon School Bond Guaranty

See pages 281-282 for definitions of ratings.

Summary of Investments by Industry^
Higher Education	21.0%
School District	12.1
Health Care Providers & Services	11.5
Transportation	9.6
Power	8.5
Water and Sewer	8.3
Airport	7.9
Utilities	7.1
General Obligation	6.2
Nursing Homes	2.2
Single Family Housing	1.9
Development	1.8
Short-Term Investments	1.9

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
U.S. GOVERNMENT OBLIGATIONS — 98.2%
			U.S. Treasury Inflation Indexed Bonds:
$16,723,743			2.375% due 1/15/25(a)	$18,421,632
8,789,510			2.000% due 1/15/26	9,572,084
1,920,920			1.750% due 1/15/28	2,086,024
12,403,158			3.625% due 4/15/28	15,632,825
16,504,288			2.500% due 1/15/29(a)	19,270,691
7,069,458			3.875% due 4/15/29	9,252,061
743,902			3.375% due 4/15/32	985,762
4,441,927			2.125% due 2/15/40	5,529,765
1,726,020			2.125% due 2/15/41	2,166,076
223,038			0.750% due 2/15/42	216,600
219,206			0.625% due 2/15/43	206,510
5,179,044			1.375% due 2/15/44	5,747,693
642,060			0.750% due 2/15/45	620,156
5,413,164			1.000% due 2/15/46	5,552,828
4,822,818			0.875% due 2/15/47	4,800,023
6,713,686			1.000% due 2/15/48	6,897,088
			U.S. Treasury Inflation Indexed Notes:
7,880,604			0.125% due 4/15/19	7,820,063
18,980,446			0.125% due 4/15/20(a)	18,741,090
2,166,488			1.250% due 7/15/20	2,194,136
13,591,013			0.125% due 4/15/21	13,343,482
413,675			0.625% due 7/15/21	413,840
9,018,135			0.125% due 1/15/22	8,832,157
1,639,205			0.125% due 4/15/22	1,600,338
10,326,390			0.125% due 1/15/23	10,061,356
1,450,706			0.625% due 4/15/23	1,442,801
5,149,297			0.625% due 1/15/24	5,122,538
16,944,979			0.125% due 7/15/24(a)	16,426,053
4,115,165			0.250% due 1/15/25	3,990,465
1,417,508			0.375% due 7/15/25	1,388,042
15,950,070			0.625% due 1/15/26	15,806,354
2,260,209			0.125% due 7/15/26	2,158,985
260,795			0.375% due 1/15/27	252,501
15,903,957			0.500% due 1/15/28	15,486,271
			U.S. Treasury Notes:
1,600,000			2.125% due 3/31/24	1,547,250
640,000			1.875% due 8/31/24	608,275
900,000			2.250% due 11/15/24(a)	872,508
561,000			2.750% due 2/15/28(a)	556,069

			TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $236,899,053)	235,622,392

SOVEREIGN BONDS — 7.5%
Argentina — 0.4%
617,000	ARS	NR	Argentina Bonar Bonds, 36.480% (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days Index + 2.000%) due 4/3/22(b)	15,843
10,244,000	ARS	NR	Argentina POM Politica Monetaria, 45.054% due 6/21/20(b)	319,258
			Argentina Treasury Bills:
200,000		NR	zero coupon, due 9/28/18	199,490
263,000		NR	zero coupon, due 11/16/18	260,926
200,000		B+	Argentine Republic Government International Bonds, 5.875% due 1/11/28	146,050

			Total Argentina	941,567

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
Australia — 0.7%
			Australia Government Bonds:
$1,040,000	AUD	Aaa(c)	1.250% due 2/21/22	$871,269
890,000	AUD	Aaa(c)	3.000% due 9/20/25	905,367

			Total Australia	1,776,636

Brazil — 2.9%
29,293,000	BRL	BB-	Brazil Letras do Tesouro Nacional, zero coupon, due 1/1/19	7,043,495

Canada — 0.2%
			Canadian Government Real Return Bonds:
456,357	CAD	AAA	4.250% due 12/1/26	458,424
51,398	CAD	AAA	0.500% due 12/1/50(d)	39,034

			Total Canada	497,458

Cyprus — 0.2%
			Cyprus Government International Bonds:
80,000	EUR	Ba2(c)	3.875% due 5/6/22	102,182
80,000	EUR	BB+	3.750% due 7/26/23	103,078
30,000	EUR	BB+	2.750% due 6/27/24	36,932
90,000	EUR	Ba2(c)	4.250% due 11/4/25	120,152

			Total Cyprus	362,344

France — 0.7%
			French Republic Government Bonds OAT:
220,920	EUR	Aa2u(c)	0.250% due 7/25/24	281,097
732,727	EUR	Aa2u(c)	0.100% due 3/1/25	917,557
343,189	EUR	Aa2u(c)	1.850% due 7/25/27	503,299

			Total France	1,701,953

Italy — 0.7%
			Italy Buoni Poliennali Del Tesoro:
458,560	EUR	Baa2u(c)	2.350% due 9/15/19	545,486
100,905	EUR	Baa2u(c)	1.650% due 4/23/20	118,891
626,635	EUR	Baa2u(c)	2.600% due 9/15/23	761,618
145,702	EUR	Baa2u(c)	2.350% due 9/15/24(e)	174,366

			Total Italy	1,600,361

New Zealand — 0.3%
970,000	NZD	AA+	New Zealand Government Bonds Inflation Linked Bonds, 2.500% due 9/20/35	756,622

Peru — 0.2%
1,400,000	PEN	A3(c)	Peru Government Bonds Inflation Linked Bonds, 6.150% due 8/12/32(e)	440,333

Qatar — 0.2%
			Qatar Government International Bonds:
200,000		AA-	3.875% due 4/23/23(e)	201,080
200,000		AA-	5.103% due 4/23/48(e)	206,093

			Total Qatar	407,173

United Kingdom — 1.0%
200,000	GBP	Aa2u(c)	United Kingdom Gilt, 4.250% due 12/7/27	326,198
			United Kingdom Gilt Inflation Linked Bonds:
959,253	GBP	Aa2u(c)	0.125% due 3/22/26	1,434,980
140,864	GBP	Aa2u(c)	0.125% due 3/22/46	285,783
71,709	GBP	Aa2u(c)	0.125% due 8/10/48	151,320
7,439	GBP	Aa2u(c)	0.125% due 11/22/56	17,942
71,339	GBP	Aa2u(c)	0.125% due 11/22/65	201,889

			Total United Kingdom	2,418,112

			TOTAL SOVEREIGN BONDS (Cost — $19,649,777)	17,946,054

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 5.2%
$444,347		Caa2(c)	Alternative Loan Trust, Series 2006-HY11, Class A1, 2.185% (1-Month USD-LIBOR + 0.120%) due 6/25/36(b)	$417,254
875,814		Caa3(c)	Alternative Loan Trust Resecuritization, Series 2008-2R, Class 1A1, 6.000% due 8/25/37(b)	840,357
4,608		AA	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 4.021% (6-Month USD-LIBOR + 1.500%) due 9/25/45(b)	4,630
379,186		AAA	B&M CLO Ltd., Series 2014-1A, Class A1R, 3.069% (3-Month USD-LIBOR + 0.730%) due 4/16/26(b)(e)	379,343
46,678		AA+	Banc of America Funding Trust, Series 2005-B, Class 3A1B, 2.697% (1-Month USD-LIBOR + 0.620%) due 4/20/35(b)	46,802
38,962		BBB+	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-3, Class 3A2, 4.046% due 5/25/33(b)	39,578
422,087		CCC	Bear Stearns Asset-Backed Securities Trust, Series 2004-1, Class M1, 3.040% (1-Month USD-LIBOR + 0.975%) due 6/25/34(b)	424,438
105,886		AA+	Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-A, Class A1, 2.425% (1-Month USD-LIBOR + 0.360%) due 3/25/35(b)(e)	105,560
191,951		Caa2(c)	CHL Mortgage Pass-Through Trust, Series 2006-6, Class A4, 6.000% due 4/25/36	164,167
11,205		B-	Citigroup Mortgage Loan Trust Inc., Series 2004-HYB2, Class 2A, 3.889% due 3/25/34(b)	11,323
			Countrywide Asset-Backed Certificates:
522,477		CC	Series 2007-1, Class 1A, 2.205% (1-Month USD-LIBOR + 0.140%) due 7/25/37(b)	483,507
108,479		CC	Series 2007-6, Class 1A, 2.265% (1-Month USD-LIBOR + 0.200%) due 9/25/37(b)	96,514
903,000		NR	Credit Suisse Commercial Mortgage, Series 2015-3R, Class 5A2, 2.215% (1-Month USD-LIBOR + 0.150%) due 9/29/36(b)(e)	851,984
107,364		NR	Credit Suisse Commercial Mortgage Capital Trust, Series 2017-1, Class A, 4.500% due 3/25/21(e)	108,132
153,000		BB	Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB3, Class M4, 3.115% (1-Month USD-LIBOR + 1.050%) due 5/25/35(b)	152,906
600,000		AAA	Crown Point CLO 5 Ltd., Series 2018-5A, Class A, 3.276% (3-Month USD-LIBOR + 0.940%) due 7/17/28(b)(e)	600,035
100,000		Aaa(c)	Evans Grove CLO Ltd., Series 2018-1A, Class A1, 3.231% (3-Month USD-LIBOR + 0.920%) due 5/28/28(b)(e)	100,009
400,000		AAA	Figueroa CLO Ltd., Series 2013-2A, Class A1RR, 2.925% (3-Month USD-LIBOR + 0.850%) due 6/20/27(b)(e)	400,124
6,829		AA+	HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1A, 2.417% (1-Month USD-LIBOR + 0.340%) due 6/20/35(b)	6,720
88,069		B-	IndyMac INDX Mortgage Loan Trust, Series 2005-16IP, Class A1, 2.705% (1-Month USD-LIBOR + 0.640%) due 7/25/45(b)	85,360
250,000		Aaa(c)	JMP Credit Advisors CLO IIIR Ltd., Series 2014-1RA, Class A, 3.186% (3-Month USD-LIBOR + 0.850%) due 1/17/28(b)(e)	250,053
260,000	EUR	AAA	Jubilee CLO BV, Series 2015-16A, Class A1R, 0.479% (0.800% — 3-Month EURIBOR) due 12/15/29(b)(e)	302,047
450,000		Aaa(c)	LMREC Inc., Series 2015-CRE1, Class AR, 3.045% (1-Month USD-LIBOR + 0.980%) due 2/22/32(b)(e)	450,945
320,000		Aaa(c)	Monarch Grove CLO 18-1, Series 2018-1A, Class A1, 3.215% (3-Month USD-LIBOR + 0.880%) due 1/25/28(b)(e)	318,159
660,000		AAA	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3.157% (3-Month USD-LIBOR + 0.820%) due 10/13/27(b)(e)	657,746
21,736		AA+	MRFC Mortgage Pass-Through Trust, Series 2000-TBC2, Class A1, 2.543% (1-Month USD-LIBOR + 0.480%) due 6/15/30(b)	21,207
45,502		NR	NYMT Residential, Series 2016-RP1A, Class A, step bond to yield, 4.000% due 3/25/21(e)	45,740
			Option One Mortgage Loan Trust:
138,041		CC	Series 2007-1, Class 1A1, 2.205% (1-Month USD-LIBOR + 0.140%) due 1/25/37(b)	107,299
137,701		CC	Series 2007-2, Class 1A1, 2.205% (1-Month USD-LIBOR + 0.140%) due 3/25/37(b)	105,483
600,000		B-	RASC Trust, Series 2006-KS3, Class M1, 2.395% (1-Month USD-LIBOR + 0.330%) due 4/25/36(b)	595,828
610,760		NR	RMAT LP, Series 2018-NPL1, Class A1, step bond to yield, 4.090% due 5/25/48(e)	611,423

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 5.2% — (continued)
$636,996		CC	Securitized Asset-Backed Receivables LLC Trust, Series 2006-FR3, Class A3, 2.315% (1-Month USD-LIBOR + 0.250%) due 5/25/36(b)	$417,051
547,080		B	Sequoia Mortgage Trust, Series 6, Class A, 2.717% (1-Month USD-LIBOR + 0.640%) due 4/19/27(b)	522,415
260,000		Aaa(c)	Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 3.219% (3-Month USD-LIBOR + 0.880%) due 4/15/28(b)(e)	260,037
360,000		Aaa(c)	TICP CLO III-2 Ltd., Series 2018-3R, Class A, 3.199% (3-Month USD-LIBOR + 0.840%) due 4/20/28(b)(e)	356,421
540,000		AAA	Venture XII CLO Ltd., Series 2012-12A, Class ARR, 3.111% (3-Month USD-LIBOR + 0.800%) due 2/28/26(b)(e)	537,381
800,000		Aaa(c)	Venture XVI CLO Ltd., Series 2014-16A, Class ARR, 3.189% (3-Month USD-LIBOR + 0.850%) due 1/15/28(b)(e)	798,769
330,000		Aaa(c)	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 3.219% (3-Month USD-LIBOR + 0.880%) due 4/15/27(b)(e)	328,411
387,963		NR	VOLT LVII LLC, Series 2017-NPL4, Class A1, step bond to yield, 3.375% due 4/25/47(e)	387,734
			WaMu Mortgage Pass-Through Certificates Trust:
18,762		Baa1(c)	Series 2002-AR2, Class A, 2.184% (11th District Cost of Funds Index + 1.250%) due 2/27/34(b)	18,576
9,047		BBB	Series 2002-AR17, Class 1A, 2.948% (1-Year Treasury Average Rate + 1.200%) due 11/25/42(b)	8,664
4,524		A+	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-E, Class A2, 4.349% due 5/25/34(b)	4,639

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $12,308,102)	12,424,771

MORTGAGE-BACKED SECURITIES — 4.0%
FNMA — 4.0%
			Federal National Mortgage Association (FNMA):
6,570,000			3.500% due 10/1/48(f)	6,528,296
3,000,000			4.000% due 10/1/48(f)	3,051,450

			TOTAL MORTGAGE-BACKED SECURITIES (Cost — $9,577,463)	9,579,746

CORPORATE BONDS & NOTES — 3.1%
Agriculture — 0.0%
100,000		BBB+	BAT Capital Corp., Company Guaranteed Notes, 2.909% (3-Month USD-LIBOR + 0.590%) due 8/14/20(b)(e)	100,386

Auto Manufacturers — 0.1%
200,000		A-	Hyundai Capital America, Senior Unsecured Notes, 1.750% due 9/27/19(e)	196,636

Banks — 1.4%
200,000	EUR	B+	Barclays PLC, Junior Subordinated Notes, 6.500% (5-Year EUR Swap Rate + 5.875%)(b)(g)	240,772
700,000		BBB-	Deutsche Bank AG, Senior Unsecured Notes, 4.250% due 10/14/21	698,579
100,000		BBB+	Goldman Sachs Group Inc. (The), Senior Unsecured Notes, 2.876% (3-Month USD-LIBOR + 0.821%) due 10/31/22(b)	97,959
100,000	GBP	BBB+	HSBC Holdings PLC, Subordinated Notes, 6.000% due 3/29/40	165,652
200,000		BBB+	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.130% (3-Month USD-LIBOR + 0.800%) due 6/21/21(b)	200,751
			Royal Bank of Scotland Group PLC:
240,000		B	Junior Subordinated Notes, 8.625% (5-Year USD Swap Rate + 7.598%)(b)(g)	257,496
			Senior Unsecured Notes:
200,000		BBB-	3.885% (3-Month USD-LIBOR + 1.550%) due 6/25/24(b)	201,563
200,000		BBB-	4.519% (3-Month USD-LIBOR + 1.550%) due 6/25/24(b)	200,721
400,000		Aaa(c)	Toronto-Dominion Bank (The), Covered Notes, 2.250% due 3/15/21(e)	392,113

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
Banks — 1.4% — (continued)
			UBS AG, Senior Unsecured Notes:
$400,000		A+	2.639% (3-Month USD-LIBOR + 0.320%) due 12/7/18(b)(e)	$400,249
400,000		A+	2.901% (3-Month USD-LIBOR + 0.580%) due 6/8/20(b)(e)	401,512

			Total Banks	3,257,367

Diversified Financial Services — 0.9%
			Ally Financial Inc.:
400,000		BB+	Company Guaranteed Notes, 8.000% due 11/1/31	491,000
100,000		BB+	Senior Unsecured Notes, 8.000% due 11/1/31	122,750
600,000		BBB-	International Lease Finance Corp., Senior Unsecured Notes, 6.250% due 5/15/19	613,397
100,000		A	National Rural Utilities Cooperative Finance Corp., Senior Unsecured Notes, 2.575% (3-Month USD-LIBOR + 0.375%) due 6/30/21(b)	100,070
200,000		B+	Navient Corp., Senior Unsecured Notes, 5.500% due 1/15/19	201,810
700,000		B+	Springleaf Finance Corp., Company Guaranteed Notes, 5.250% due 12/15/19	711,375

			Total Diversified Financial Services	2,240,402

Electric — 0.0%
100,000		BBB+	Sempra Energy, Senior Unsecured Notes, 2.791% (3-Month USD-LIBOR + 0.450%) due 3/15/21(b)	100,124

Gas — 0.1%
200,000		BBB+	Dominion Energy Gas Holdings LLC, Senior Unsecured Notes, 2.926% (3-Month USD-LIBOR + 0.600%) due 6/15/21(b)	199,973

Oil & Gas — 0.3%
757,000		BB-	Petrobras Global Finance BV, Company Guaranteed Notes, 5.999% due 1/27/28(e)	681,111

Pipelines — 0.1%
200,000		BBB+	Enbridge Inc., Senior Unsecured Notes, 2.731% (3-Month USD-LIBOR + 0.400%) due 1/10/20(b)	200,030

Savings & Loans — 0.1%
200,000	GBP	BB+	Nationwide Building Society, Junior Subordinated Notes, 6.875% (5-Year GBP Swap Rate + 4.880%)(b)(g)	266,767

Telecommunications — 0.1%
300,000		BBB	AT&T Inc., Senior Unsecured Notes, 3.071% (3-Month USD-LIBOR + 0.750%) due 6/1/21(b)	301,589

			TOTAL CORPORATE BONDS & NOTES (Cost — $7,582,132)	7,544,385

ASSET-BACKED SECURITY — 0.1%
Student Loans — 0.1%
235,540		Aaa(c)	Navient Student Loan Trust, Series 2016-7A, Class A, 3.215% (1-Month USD-LIBOR + 1.150%) due 3/25/66(b)(e) (Cost — $235,540)	239,713

			TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $286,252,067)	283,357,061

Face Amount†
SHORT-TERM INVESTMENTS — 2.2%
SOVEREIGN BONDS — 1.5%
			Argentina Treasury Bills:
700,000	ARS	NR	25.436% due 9/14/18(h)	18,825
100,000		NR	3.100% due 10/26/18(h)	99,547
390,000,000	JPY	NR	Japan Treasury Discount Bills, (0.153)% due 10/29/18(h)	3,512,166

			TOTAL SOVEREIGN BONDS (Cost — $3,652,892)	3,630,538

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Face Amount†		Rating††	Security	Value
TIME DEPOSITS — 0.7%
128,763	GBP		Banco Santander - Frankfurt, 0.370% due 9/3/18	$166,921
10,130,070	JPY		Barclays Bank PLC - London, (0.230)% due 9/3/18	91,192
			BBH — Grand Cayman:
2,099	DKK		(0.850)% due 9/3/18	327
6,221	NZD		0.800% due 9/3/18	4,116
17,433	AUD		0.900% due 9/3/18	12,532
556	ZAR		5.810% due 9/3/18	38
863	CAD		0.590% due 9/4/18	661
$1,198,637			JPMorgan Chase & Co. — New York, 1.280% due 9/4/18	1,198,637
94,251	EUR		Sumitomo — Tokyo, (0.570)% due 9/3/18	109,412

			TOTAL TIME DEPOSITS (Cost — $1,583,836)	1,583,836

			TOTAL SHORT-TERM INVESTMENTS (Cost — $5,236,728)	5,214,374

			TOTAL INVESTMENTS — 120.3% (Cost — $291,488,795)	288,571,435

			Liabilities in Excess of Other Assets — (20.3)%	(48,652,985)

			TOTAL NET ASSETS — 100.0%	$239,918,450

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Position, or portion thereof, has been segregated to collateralize reverse repurchase agreements.
(b)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2018.
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Illiquid security.
(e)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2018 amounts to approximately $11,283,645 and represents 4.7% of net assets.

(f)	This security is traded on a TBA basis (see Note 1).
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Rate shown represents yield-to-maturity.

At August 31, 2018, for Inflation-Linked Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Inflation-Linked Fixed Income Fund	$294,954,317	$6,266,577	$(11,716,475)	$(5,449,898)

Abbreviations used in this schedule:
CLO	— Collateralized Loan Obligation
EURIBOR	— Euro Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
PLC	— Public Limited Company

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Summary of Investments by Security Type^
U.S. Government Obligations	81.7%
Sovereign Bonds	6.2
Collateralized Mortgage Obligations	4.3
Mortgage-Backed Securities	3.3
Corporate Bonds & Notes	2.6
Asset-Backed Security	0.1
Short-Term Investments	1.8

100.0%

^	As a percentage of total investments.

At August 31, 2018, Inflation-Linked Fixed Income Fund held the following Options Contracts Written:

Credit Default Swaptions

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
1,800,000	$1,086,660		OTC Markit CDX North America Investment Grade Series 30 5-Year Index, Put	BNP	9/19/18	0.900%	$14
700,000	472,192	EUR	OTC Markit iTraxx Europe Series 29 5-Year Index, Put	BCLY	10/17/18	0.900%	431
1,300,000	876,928	EUR	OTC Markit iTraxx Europe Series 29 5-Year Index, Put	BCLY	11/21/18	0.900%	1,887

			Total Credit Default Swaptions				$2,332

Currency Option

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price	Value
470,000	1,913,417	BRL	OTC U.S. Dollar versus Brazilian Real, Call(a)	JPM	10/17/18	BRL 4.00	$21,139

Interest Rate Swaption

Number of Contracts	Notional Amount		Security Name	Counterparty	Expiration Date	Exercise Rate	Value
2,200,000	$5,106,750		OTC 5-Year Swaption, 3-Month USD-LIBOR, Put	DUB	12/4/18	3.250%	$3,102

Options on Futures

Number of Contracts	Notional Amount†		Security Name	Counterparty	Expiration Date	Strike Price	Value
12	1,925,640	EUR	Euro-Bund October Futures, Put	CSFB	9/21/18	EUR 160.00	$4,318
6	962,820	EUR	Euro-Bund November Futures, Put	SOG	10/26/18	EUR 159.50	3,831
20	$2,403,125		U.S. Treasury 10-Year Note October Futures, Call	MLP	9/21/18	$121.00	2,813
13	1,562,031		U.S. Treasury 10-Year Note October Futures, Put	MLP	9/21/18	$119.00	609
7	841,094		U.S. Treasury 10-Year Note October Futures, Put	MLP	9/21/18	$119.50	766

			Total Options on Futures				$12,337

			TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received — $48,785)				$38,910

†	Amount denominated in U.S. dollars, unless otherwise noted.
(a)	Illiquid security.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2018, Inflation-Linked Fixed Income Fund held the following Reverse Repurchase Agreements:

Face Amounts†	Security	Value
	Royal Bank of Canada:
$10,850,875	2.050% due 9/6/18	$10,850,875
761,591	2.170% due 10/17/18	761,591
	Royal Bank of Scotland PLC:
30,139,613	2.140% due 10/23/18	30,139,613
205,500	2.240% due 11/20/18	205,500

	TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $41,957,579)	$41,957,579

For the year ended August 31, 2018, the average borrowing and interest rate under the reverse repurchase agreements were $61,806,175 and 1.656%, respectively.

At August 31, 2018, Inflation-Linked Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
90-Day Eurodollar December Futures	1	12/18	$244,250	$243,463	$(787)
90-Day Eurodollar December Futures	1	12/19	243,688	242,613	(1,075)
90-Day Eurodollar June Futures	1	6/19	243,925	242,850	(1,075)
90-Day Eurodollar March Futures	1	3/19	244,075	243,100	(975)
90-Day Eurodollar September Futures	1	9/18	244,525	244,113	(412)
90-Day Eurodollar September Futures	1	9/19	243,800	242,712	(1,088)
Short Euro-BTP September Futures	1	9/18	126,626	126,858	232
U.S. Treasury 5-Year Note December Futures	13	12/18	1,476,313	1,474,180	(2,133)
U.S. Treasury 10-Year Note December Futures	167	12/18	20,035,972	20,084,359	48,387

					41,074

Contracts to Sell:
Australian Government 3-Year Bond September Futures	14	9/18	1,116,673	1,123,196	(6,523)
Australian Government 10-Year Bond September Futures	4	9/18	366,950	375,505	(8,555)
Euro-BTP December Futures	5	12/18	707,248	701,037	6,211
Euro-Bund September Futures	9	9/18	1,692,519	1,705,788	(13,269)
Euro-OAT December Futures	30	12/18	5,313,013	5,312,630	383
Japan Government 10-Year Bond September Futures	1	9/18	1,356,191	1,353,738	2,453
U.S. Treasury 2-Year Note December Futures	40	12/18	8,452,500	8,454,375	(1,875)
U.S. Treasury Long Bond December Futures	94	12/18	13,608,948	13,556,562	52,386
U.S. Treasury Ultra Long Bond December Futures	1	12/18	160,313	159,313	1,000
U.S. Ultra Long Bond December Futures	42	12/18	5,389,453	5,377,969	11,484
United Kingdom Treasury 10-Year Gilt December Futures	52	12/18	8,261,327	8,246,289	15,038

					58,733

Net Unrealized Appreciation on Open Exchange-Traded Futures Contracts					$99,807

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2018, Inflation-Linked Fixed Income Fund had deposited cash of $379,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2018, Inflation-Linked Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Argentine Peso	3,962,100	USD	141,000	BNP	$107,374	9/4/18	$(33,626)
Argentine Peso	3,962,100	USD	125,582	BNP	105,882	9/17/18	(19,700)
Argentine Peso	2,428,495	USD	87,419	BCLY	64,229	9/26/18	(23,190)
Argentine Peso	3,962,100	USD	104,047	BNP	104,790	9/26/18	743
Brazilian Real	442,600	USD	114,190	BNP	108,718	9/5/18	(5,472)
Brazilian Real	442,600	USD	107,030	JPM	108,718	9/5/18	1,688
Brazilian Real	100,000	USD	26,776	BNP	24,489	10/2/18	(2,287)
Brazilian Real	330,000	USD	85,173	JPM	80,813	10/2/18	(4,360)
Brazilian Real	470,000	USD	119,828	JPM	115,098	10/2/18	(4,730)
Chinese Offshore Renminbi	3,586,695	USD	526,874	HSBC	523,966	9/19/18	(2,908)
Chinese Offshore Renminbi	3,472,380	USD	505,000	JPM	507,266	9/19/18	2,266
Euro	128,000	USD	148,781	BCLY	148,589	9/4/18	(192)
Euro	152,000	USD	177,003	JPM	176,450	9/4/18	(553)
Euro	324,000	USD	379,418	JPM	376,115	9/4/18	(3,303)
Euro	3,788,000	USD	4,420,407	MLP	4,397,299	9/4/18	(23,108)
Indian Rupee	39,053,735	USD	570,878	BNP	549,079	9/19/18	(21,799)
Indian Rupee	21,508,760	USD	311,000	JPM	302,404	9/19/18	(8,596)
Indian Rupee	22,533,559	USD	316,986	BNP	313,431	12/19/18	(3,555)
Indonesian Rupiah	3,652,622,400	USD	254,361	HSBC	247,537	9/19/18	(6,824)
Indonesian Rupiah	3,652,622,400	USD	245,720	SCB	244,596	12/19/18	(1,124)
Japanese Yen	41,100,000	USD	368,023	SCB	369,987	9/4/18	1,964
Korean Won	468,092,900	USD	417,698	BNP	419,741	9/19/18	2,043
Korean Won	459,756,900	USD	409,000	JPM	412,266	9/19/18	3,266
Mexican Peso	2,532,000	USD	134,406	JPM	131,501	10/26/18	(2,905)
New Taiwan Dollar	7,206,890	USD	234,706	BNP	235,206	9/19/18	500
New Taiwan Dollar	7,000,740	USD	228,000	JPM	228,478	9/19/18	478
Peruvian Sol	1,581,510	USD	479,682	HSBC	479,115	9/18/18	(567)
Russian Ruble	30,145,113	USD	461,832	BCLY	443,173	11/15/18	(18,659)
Singapore Dollar	324,084	USD	236,354	HSBC	236,181	9/19/18	(173)
Singapore Dollar	313,194	USD	228,000	JPM	228,244	9/19/18	244
Turkish Lira	1,492,000	USD	313,021	HSBC	221,131	10/19/18	(91,890)

							(266,329)

Contracts to Sell:
Argentine Peso	3,962,100	USD	127,194	BNP	107,374	9/4/18	19,820
Argentine Peso	3,962,100	USD	105,656	BNP	105,882	9/17/18	(226)
Argentine Peso	6,082,121	USD	196,197	HSBC	160,860	9/26/18	35,337
Australian Dollar	3,191,000	USD	2,368,772	BNP	2,293,850	9/4/18	74,922
Brazilian Real	442,600	USD	107,030	BNP	108,718	9/5/18	(1,688)
Brazilian Real	442,600	USD	118,000	JPM	108,718	9/5/18	9,282
Brazilian Real	442,600	USD	113,895	BNP	108,388	10/2/18	5,507
Brazilian Real	900,000	USD	260,447	SCB	220,400	10/2/18	40,047
Brazilian Real	8,670,000	USD	2,349,212	BNP	2,104,250	1/3/19	244,962
Brazilian Real	4,154,000	USD	1,088,774	BNP	1,008,195	1/3/19	80,579

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell: (continued)
Brazilian Real	8,872,000	USD	2,363,661	JPM	$2,153,277	1/3/19	$210,384
Brazilian Real	2,860,000	USD	795,660	JPM	694,135	1/3/19	101,525
Brazilian Real	4,737,000	USD	1,272,395	SCB	1,149,692	1/3/19	122,703
British Pound	2,479,000	USD	3,256,895	SCB	3,213,650	9/4/18	43,245
Canadian Dollar	1,608,000	USD	1,235,171	JPM	1,232,278	9/4/18	2,893
Chinese Offshore Renminbi	7,059,075	USD	1,109,290	HSBC	1,031,232	9/19/18	78,058
Chinese Offshore Renminbi	3,586,695	USD	525,847	HSBC	522,889	12/19/18	2,958
Euro	213,000	USD	246,768	JPM	247,261	9/4/18	(493)
Euro	4,179,000	USD	4,881,444	MLP	4,851,191	9/4/18	30,253
Euro	3,788,000	USD	4,429,581	MLP	4,406,091	10/2/18	23,490
Indian Rupee	38,028,936	USD	552,000	BCLY	534,671	9/19/18	17,329
Indian Rupee	22,533,559	USD	320,845	BNP	316,813	9/19/18	4,032
Indonesian Rupiah	3,652,622,400	USD	249,139	SCB	247,537	9/19/18	1,602
Japanese Yen	110,000,000	USD	996,738	BCLY	994,116	10/29/18	2,622
Japanese Yen	110,000,000	USD	996,264	BNP	994,116	10/29/18	2,148
Japanese Yen	170,000,000	USD	1,541,775	MLP	1,536,361	10/29/18	5,414
Korean Won	520,656,600	USD	470,000	BCLY	466,875	9/19/18	3,125
Korean Won	407,193,200	USD	378,827	SCB	365,132	9/19/18	13,695
Korean Won	468,092,900	USD	419,025	BNP	421,060	12/19/18	(2,035)
New Taiwan Dollar	14,207,630	USD	470,000	BCLY	463,685	9/19/18	6,315
New Taiwan Dollar	7,206,890	USD	236,384	BNP	236,750	12/19/18	(366)
New Zealand Dollar	1,073,000	USD	729,803	BCLY	709,897	9/4/18	19,906
Peruvian Sol	1,581,510	USD	482,138	BNP	479,114	9/18/18	3,024
Peruvian Sol	1,581,510	USD	477,725	HSBC	476,766	12/17/18	959
Singapore Dollar	637,278	USD	470,000	BCLY	464,425	9/19/18	5,575
Singapore Dollar	324,084	USD	236,838	HSBC	236,642	12/19/18	196
Turkish Lira	1,523,921	USD	299,081	HSBC	225,862	10/19/18	73,219

							1,280,318

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$1,013,989

At August 31, 2018, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	U.S. Federal Funds Effective Rate Index	2.428%	12/20/47	12-Month	USD	100,000	$1,470	$241	$1,229
Receive	U.S. Federal Funds Effective Rate Index	2.478%	12/20/47	12-Month	USD	378,000	1,475	758	717
Receive	U.S. Federal Funds Effective Rate Index	2.499%	12/20/47	12-Month	USD	950,000	(609)	2,364	(2,973)
Receive	3-Month FRA New Zealand Bank Bill	3.250%	3/21/28	6-Month	NZD	700,000	(22,875)	2,137	(25,012)
Receive	3-Month USD-LIBOR	1.750%	6/20/20	6-Month	USD	6,880,000	136,294	129,114	7,180
Receive	3-Month USD-LIBOR	1.750%	12/21/26	6-Month	USD	620,000	53,773	(15,863)	69,636
Pay	3-Month USD-LIBOR	2.000%	6/20/23	6-Month	USD	2,300,000	(92,952)	(88,855)	(4,097)
Receive	3-Month USD-LIBOR	2.000%	7/27/26	6-Month	USD	3,100,000	128,117	90,254	37,863
Pay	3-Month USD-LIBOR	2.250%	12/20/22	6-Month	USD	12,100,000	(312,110)	15,240	(327,350)
Receive	3-Month USD-LIBOR	2.250%	6/20/28	6-Month	USD	1,490,000	86,338	80,316	6,022
Receive	3-Month USD-LIBOR	2.400%	12/7/26	6-Month	USD	2,900,000	70,202	17,679	52,523
Receive	3-Month USD-LIBOR	2.500%	2/22/26	6-Month	USD	9,530,000	186,298	(281,476)	467,774
Receive	3-Month USD-LIBOR	2.500%	6/20/48	6-Month	USD	1,010,000	103,183	120,680	(17,497)
Pay	3-Month USD-LIBOR	2.750%	12/19/23	6-Month	USD	10,700,000	(75,356)	(65,884)	(9,472)
Receive	3-Month USD-LIBOR	2.765%	7/18/28	6-Month	USD	1,550,000	24,531	—	24,531
Receive	3-Month USD-LIBOR	3.100%	4/17/28	6-Month	USD	4,140,000	(14,040)	(24,343)	10,303
Receive	6-Month GBP-LIBOR	1.500%	9/19/28	6-Month	GBP	1,060,000	6,213	26,980	(20,767)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Payment Frequency	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	6-Month GBP-LIBOR	1.750%	9/19/48	6-Month	GBP	670,000	$(23,702)	$(47,045)	$23,343
Receive	6-Month JPY-LIBOR	0.300%	9/20/27	6-Month	JPY	260,000,000	2,595	(4,697)	7,292
Receive	6-Month JPY-LIBOR	0.450%	3/20/29	6-Month	JPY	80,000,000	(2,072)	(4,651)	2,579

							$256,773	$(47,051)	$303,824

At August 31, 2018, Inflation-Linked Fixed Income Fund held the following Centrally Cleared Inflation Rate Swap Contracts:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Payment Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	2-Year EUR Inflation Linked	1.315%	8/15/20	EUR	1,160,000	$1,479	$—	$1,479
Pay	5-Year EUR Inflation Linked	1.350%	1/15/23	EUR	480,000	(2,574)	196	(2,770)
Receive	5-Year EUR Inflation Linked	1.507%	5/15/23	EUR	441,000	924	420	504
Pay	10-Year EUR Inflation Linked	1.360%	6/15/27	EUR	800,000	(20,825)	(11,973)	(8,852)
Pay	10-Year EUR Inflation Linked	1.385%	12/15/26	EUR	70,000	(1,523)	(6,018)	4,495
Pay	10-Year EUR Inflation Linked	1.520%	11/15/27	EUR	2,770,000	(24,098)	(18,586)	(5,512)
Pay	10-Year EUR Inflation Linked	1.535%	3/15/28	EUR	700,000	(4,641)	91	(4,732)
Pay	10-Year EUR Inflation Linked	1.575%	1/15/28	EUR	220,000	(202)	—	(202)
Pay	10-Year EUR Inflation Linked	1.590%	2/15/28	EUR	240,000	271	(194)	465
Pay	10-Year EUR Inflation Linked	1.606%	2/15/28	EUR	160,000	503	—	503
Pay	10-Year EUR Inflation Linked	1.620%	5/15/28	EUR	910,000	9	57	(48)
Receive	15-Year EUR Inflation Linked	1.710%	3/15/33	EUR	100,000	9	—	9
Pay	20-Year EUR Inflation Linked	1.910%	1/15/38	EUR	160,000	3,707	485	3,222
Pay	30-Year EUR Inflation Linked	1.946%	3/15/48	EUR	100,000	(270)	—	(270)
Pay	15-Year GBP Inflation Linked	3.100%	6/15/31	GBP	2,900,000	(249,844)	(300,001)	50,157
Pay	15-Year GBP Inflation Linked	3.530%	10/15/31	GBP	1,190,000	35,070	(7,845)	42,915
Receive	30-Year GBP Inflation Linked	3.428%	3/15/47	GBP	370,000	3,896	21,675	(17,779)
Receive	30-Year GBP Inflation Linked	3.585%	10/15/46	GBP	240,000	(26,415)	(20,844)	(5,571)
Receive	1-Year USD Inflation Linked	2.070%	3/23/19	USD	2,340,000	4,507	135	4,372
Receive	3-Year USD Inflation Linked	2.168%	7/15/20	USD	1,100,000	7,040	—	7,040
Receive	4-Year USD Inflation Linked	2.027%	11/23/20	USD	700,000	7,817	—	7,817
Receive	5-Year USD Inflation Linked	1.550%	7/26/21	USD	400,000	14,956	13,538	1,418
Receive	5-Year USD Inflation Linked	1.603%	9/12/21	USD	310,000	10,426	9,337	1,089
Receive	5-Year USD Inflation Linked	2.210%	2/5/23	USD	2,090,000	13,286	—	13,286
Receive	5-Year USD Inflation Linked	2.220%	4/13/23	USD	7,730,000	26,460	—	26,460
Receive	5-Year USD Inflation Linked	2.263%	4/27/23	USD	610,000	557	(136)	693
Receive	5-Year USD Inflation Linked	2.263%	5/9/23	USD	360,000	533	—	533
Receive	5-Year USD Inflation Linked	2.281%	5/10/23	USD	550,000	365	—	365
Pay	10-Year USD Inflation Linked	1.730%	7/26/26	USD	400,000	(23,631)	(21,441)	(2,190)
Pay	10-Year USD Inflation Linked	1.762%	8/30/26	USD	1,500,000	(80,808)	(73,591)	(7,217)
Pay	10-Year USD Inflation Linked	1.801%	9/12/26	USD	310,000	(15,828)	(14,319)	(1,509)
Pay	10-Year USD Inflation Linked	2.150%	9/25/27	USD	300,000	(7,492)	—	(7,492)
Pay	10-Year USD Inflation Linked	2.156%	10/17/27	USD	700,000	(16,828)	—	(16,828)
Pay	10-Year USD Inflation Linked	2.180%	9/20/27	USD	320,000	(6,963)	—	(6,963)
Pay	10-Year USD Inflation Linked	2.335%	2/5/28	USD	1,060,000	(3,113)	2,300	(5,413)
Pay	10-Year USD Inflation Linked	2.352%	5/9/28	USD	360,000	322	—	322
Pay	10-Year USD Inflation Linked	2.360%	5/9/28	USD	540,000	873	—	873
Pay	10-Year USD Inflation Linked	2.364%	5/10/28	USD	550,000	1,056	—	1,056

						$(350,989)	$(426,714)	$75,725

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

At August 31, 2018, Inflation-Linked Fixed Income Fund held the following OTC and Centrally Cleared Credit Default Swap Contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (1)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Counterparty	Implied Credit Spread at 8/31/18 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized Appreciation
Brazil Government International Bond, BB-	1.000%	6/20/21	3-Month	DUB	2.360%	USD	100,000	$(3,368)	$(8,609)	$5,241
Brazil Government International Bond, BB-	1.000%	6/20/21	3-Month	HSBC	2.360%	USD	800,000	(26,944)	(55,500)	28,556

								$(30,312)	$(64,109)	$33,797

Centrally Cleared — Credit Default Swaps on Indexes — Buy Protection (4)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/18 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized Appreciation/ (Depreciation)
Markit CDX North America High Yield Series 30 5-Year Index	(5.000)%	6/20/23	3-Month	3.304%	USD	370,000	$(29,316)	$(24,161)	$(5,155)
Markit iTraxx Europe Series 28 5-Year Index	(1.000)%	12/20/22	3-Month	0.591%	EUR	1,700,000	(38,663)	(91,330)	52,667

							$(67,979)	$(115,491)	$47,512

Centrally Cleared — Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (1)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/18 (2)	Notional Amount (3)		Market Value	Upfront Payment Paid	Unrealized Appreciation
Daimler AG, A	1.000%	12/20/20	3-Month	0.437%	EUR	100,000	$1,820	$1,651	$169

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

At August 31, 2018, Inflation-Linked Fixed Income Fund deposited cash collateral with brokers in the amount of $649,000 for open centrally cleared swap contracts.

At August 31, 2018, Inflation-Linked Fixed Income Fund had cash collateral from brokers in the amount of $970,000 for open OTC swap contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Inflation-Linked Fixed Income Fund

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
ARS	— Argentine Peso	BCLY	— Barclays Bank PLC
AUD	— Australian Dollar	BNP	— BNP Paribas SA
BRL	— Brazilian Real	CSFB	— Credit Suisse Securities (USA) LLC
CAD	— Canadian Dollar	DUB	— Deutsche Bank AG
DKK	— Danish Krone	HSBC	— HSBC Bank USA
EUR	— Euro	JPM	— JPMorgan Chase & Co.
GBP	— British Pound	MLP	— Merrill Lynch, Pierce, Fenner & Smith Inc.
JPY	— Japanese Yen	SCB	— Standard Chartered Bank
NZD	— New Zealand Dollar	SOG	— Societe Generale SA
PEN	— Peruvian Sol
ZAR	— South African Rand

See pages 281-282 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
CORPORATE BONDS & NOTES — 60.9%
Aerospace/Defense — 0.3%
$1,500,000	BBB+	United Technologies Corp., Senior Unsecured Notes, 2.965% (3-Month USD-LIBOR + 0.650%) due 8/16/21(a)	$1,503,382

Agriculture — 1.2%
		BAT Capital Corp., Company Guaranteed Notes:
2,330,000	BBB+	2.909% (3-Month USD-LIBOR + 0.590%) due 8/14/20(a)(b)	2,339,008
1,400,000	BBB+	3.194% (3-Month USD-LIBOR + 0.880%) due 8/15/22(a)(b)	1,413,358
1,500,000	BBB+	BAT International Finance PLC, Company Guaranteed Notes, 1.625% due 9/9/19	1,477,468
1,000,000	BBB+	Reynolds American Inc., Company Guaranteed Notes, 6.875% due 5/1/20	1,056,176

		Total Agriculture	6,286,010

Airlines — 0.5%
		Delta Air Lines Inc., Senior Unsecured Notes:
1,500,000	BB+	2.875% due 3/13/20	1,489,334
250,000	BB+	3.625% due 3/15/22	248,048
440,329	A	Northwest Airlines Inc. Class A Pass-Through Trust, Series 2007-1, Pass-Thru Certificates, 7.027% due 11/1/19	458,552
301,142	A-	Northwest Airlines Inc. Class G-2 Pass-Through Trust, Series 2002-1, Pass-Thru Certificates, 6.264% due 11/20/21	310,929

		Total Airlines	2,506,863

Auto Manufacturers — 5.5%
		Daimler Finance North America LLC, Company Guaranteed Notes:
1,000,000	A	1.750% due 10/30/19(b)	985,748
4,600,000	A	2.959% (3-Month USD-LIBOR + 0.620%) due 10/30/19(a)(b)	4,623,740
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
1,000,000	BBB	2.943% due 1/8/19	999,815
500,000	BBB	2.021% due 5/3/19	496,506
3,400,000	BBB	3.339% (3-Month USD-LIBOR + 1.000%) due 1/9/20(a)	3,407,942
1,000,000	BBB	2.343% due 11/2/20	969,866
		General Motors Co., Senior Unsecured Notes:
1,600,000	BBB	3.500% due 10/2/18	1,601,198
400,000	BBB	3.143% (3-Month USD-LIBOR + 0.800%) due 8/7/20(a)	401,935
		General Motors Financial Co., Inc., Company Guaranteed Notes:
500,000	BBB	3.100% due 1/15/19	500,585
500,000	BBB	4.399% (3-Month USD-LIBOR + 2.060%) due 1/15/19(a)	503,119
1,000,000	BBB	2.400% due 5/9/19	997,117
773,000	BBB	3.613% (3-Month USD-LIBOR + 1.270%) due 10/4/19(a)	779,948
		Hyundai Capital America, Senior Unsecured Notes:
400,000	A-	2.400% due 10/30/18(b)	399,857
400,000	A-	2.550% due 2/6/19(b)	399,343
1,000,000	A-	2.500% due 3/18/19(b)	999,512
400,000	A-	1.750% due 9/27/19(b)	393,273
		Hyundai Capital Services Inc., Senior Unsecured Notes:
1,600,000	A-	1.625% due 8/30/19	1,572,251
300,000	A-	1.625% due 8/30/19(b)	294,797
		Nissan Motor Acceptance Corp., Senior Unsecured Notes:
1,000,000	A	3.331% (3-Month USD-LIBOR + 1.010%) due 3/8/19(a)	1,004,514
1,000,000	A	2.726% (3-Month USD-LIBOR + 0.390%) due 9/28/20(a)(b)	1,001,741
1,700,000	A	2.987% (3-Month USD-LIBOR + 0.650%) due 7/13/22(a)(b)	1,703,923
1,000,000	A	3.026% (3-Month USD-LIBOR + 0.690%) due 9/28/22(a)(b)	1,000,478
1,700,000	AA-	Toyota Motor Credit Corp., Senior Unsecured Notes, 2.712% (3-Month USD-LIBOR + 0.400%) due 5/17/22(a)	1,706,504

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
Auto Manufacturers — 5.5% — (continued)
$1,000,000		BBB+	Volkswagen Group of America Finance LLC, Company Guaranteed Notes, 2.450% due 11/20/19(b)	$992,242

			Total Auto Manufacturers	27,735,954

Banks — 16.9%
2,500,000		A	ADCB Finance Cayman Ltd., Company Guaranteed Notes, 3.000% due 3/4/19	2,500,895
1,400,000		A-	Aozora Bank Ltd., Senior Unsecured Notes, 2.750% due 3/9/20	1,384,068
300,000		BBB-	Axis Bank Ltd., Senior Unsecured Notes, 3.250% due 5/21/20	296,652
3,500,000		BBB+	Bangkok Bank PCL, Senior Unsecured Notes, 3.300% due 10/3/18	3,501,050
1,600,000		A-	Bank of America Corp., Senior Unsecured Notes, 2.987% (3-Month USD-LIBOR + 0.650%) due 10/1/21(a)	1,609,624
			Barclays PLC:
200,000		B+	Junior Subordinated Notes, 8.250% (5-Year USD Swap Rate + 6.705%)(a)(c)	202,817
			Senior Unsecured Notes:
2,900,000		BBB	2.750% due 11/8/19	2,887,852
600,000		BBB	4.451% (3-Month USD-LIBOR + 2.110%) due 8/10/21(a)	623,722
2,000,000		A	Chiba Bank Ltd. (The), Senior Unsecured Notes, 2.750% due 7/29/20	1,972,180
2,000,000		BBB+	Citigroup Inc., Senior Unsecured Notes, 3.645% (3-Month USD-LIBOR + 1.310%) due 10/26/20(a)	2,042,918
1,200,000		A+	Cooperatieve Rabobank UA, Senior Unsecured Notes, 3.161% (3-Month USD-LIBOR + 0.830%) due 1/10/22(a)	1,216,539
1,500,000		BBB	Credit Agricole SA, Subordinated Notes, 8.125% (5-Year USD Swap Rate + 6.283%) due 9/19/33(a)	1,505,470
			DBS Group Holdings Ltd., Senior Unsecured Notes:
1,000,000		Aa2(d)	2.955% (3-Month USD-LIBOR + 0.620%) due 7/25/22(a)	1,004,807
3,000,000		Aa2(d)	2.955% (3-Month USD-LIBOR + 0.620%) due 7/25/22(a)(b)	3,014,421
1,000,000		AA	Dexia Credit Local SA, Government Liquid Guaranteed Notes, 2.250% due 1/30/19	998,807
1,000,000		A+	DNB Bank ASA, Senior Unsecured Notes, 3.391% (3-Month USD-LIBOR + 1.070%) due 6/2/21(a)(e)	1,016,649
600,000		NR	Eksportfinans ASA, Senior Unsecured Notes, 3.141% (3-Month USD-LIBOR + 0.800%) due 11/10/20(a)(e)	600,774
300,000		A3(d)	Emirates NBD PJSC, Senior Unsecured Notes, 3.885% (3-Month USD-LIBOR + 1.550%) due 1/26/20(a)	303,849
			Goldman Sachs Group Inc. (The), Senior Unsecured Notes:
1,000,000		BBB+	3.414% (3-Month USD-LIBOR + 1.100%) due 11/15/18(a)	1,002,122
1,000,000		BBB+	3.067% (3-Month USD-LIBOR + 0.730%) due 12/27/20(a)	1,005,144
			HSBC Holdings PLC, Senior Unsecured Notes:
1,500,000		A	3.971% (3-Month USD-LIBOR + 1.660%) due 5/25/21(a)	1,548,807
200,000		A	3.322% (3-Month USD-LIBOR + 1.000%) due 5/18/24(a)	200,688
			ICICI Bank Ltd., Senior Unsecured Notes:
1,200,000		BBB-	4.800% due 5/22/19	1,213,283
200,000		BBB-	3.125% due 8/12/20	196,796
			ING Bank NV:
990,000		A+	Senior Unsecured Notes, 1.650% due 8/15/19(b)	977,376
600,000		BBB+	Subordinated Notes, 4.125% (5-Year USD 1100 Run ICE Swap Rate + 2.700%) due 11/21/23(a)	602,389
1,500,000		BBB	Intesa Sanpaolo SpA, Company Guaranteed Notes, 3.875% due 1/15/19	1,501,750
3,900,000		A-	JPMorgan Chase & Co., Senior Unsecured Notes, 2.945% (3-Month USD-LIBOR + 0.610%) due 6/18/22(a)	3,913,376
300,000		BBB+	Kasikornbank PCL, Senior Unsecured Notes, 3.500% due 10/25/19	300,429
			Lloyds Banking Group PLC:
1,600,000	GBP	BB-	Junior Subordinated Notes, 7.000% (5-Year GBP Swap Rate + 5.060%)(a)(c)	2,134,348
400,000		BBB+	Senior Unsecured Notes, 3.130% (3-Month USD-LIBOR + 0.800%) due 6/21/21(a)	401,502
5,200,000		A	Macquarie Bank Ltd., Senior Unsecured Notes, 2.600% due 6/24/19(b)	5,194,696

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Banks — 16.9% — (continued)
$600,000	BBB	Macquarie Group Ltd., Senior Unsecured Notes, 3.687% (3-Month USD-LIBOR + 1.350%) due 3/27/24(a)(b)	$608,368
1,000,000	A	Mizuho Bank Ltd., Company Guaranteed Notes, 2.650% due 9/25/19(b)	997,301
		Mizuho Financial Group Inc., Senior Unsecured Notes:
3,500,000	A-	3.473% (3-Month USD-LIBOR + 1.140%) due 9/13/21(a)	3,559,159
500,000	A-	3.251% (3-Month USD-LIBOR + 0.940%) due 2/28/22(a)	504,791
1,500,000	A-	3.207% (3-Month USD-LIBOR + 0.880%) due 9/11/22(a)	1,510,413
1,000,000	AA-	Nordea Bank AB, Senior Unsecured Notes, 3.301% (3-Month USD-LIBOR + 0.990%) due 5/27/21(a)(e)	1,014,107
		QNB Finance Ltd., Company Guaranteed Notes:
1,500,000	A	2.750% due 10/31/18	1,499,247
1,500,000	Aa3(d)	3.693% (3-Month USD-LIBOR + 1.350%) due 2/7/20(a)	1,511,243
		Royal Bank of Scotland Group PLC, Senior Unsecured Notes:
1,000,000	BBB-	6.400% due 10/21/19	1,033,650
3,700,000	BBB-	3.784% (3-Month USD-LIBOR + 1.470%) due 5/15/23(a)	3,741,060
800,000	BBB	Santander UK Group Holdings PLC, Senior Unsecured Notes, 2.875% due 10/16/20	790,706
		Santander UK PLC, Senior Unsecured Notes:
700,000	A	2.500% due 3/14/19	699,825
1,000,000	A	2.350% due 9/10/19	995,038
2,000,000	A	2.375% due 3/16/20	1,976,941
700,000	BB+	Societe Generale SA, Junior Subordinated Notes, 8.250% (5-Year USD Swap Rate + 6.394%)(a)(c)	708,236
		Standard Chartered PLC, Senior Unsecured Notes:
1,000,000	BBB+	2.400% due 9/8/19	990,740
2,800,000	BBB+	2.400% due 9/8/19(b)	2,774,072
2,550,000	BBB-	State Bank of India, Senior Unsecured Notes, 3.287% (3-Month USD-LIBOR + 0.950%) due 4/6/20(a)	2,558,160
		Sumitomo Mitsui Financial Group Inc., Senior Unsecured Notes:
3,100,000	A-	3.117% (3-Month USD-LIBOR + 0.780%) due 7/12/22(a)	3,116,131
500,000	A-	3.073% (3-Month USD-LIBOR + 0.740%) due 10/18/22(a)	501,474
		Sumitomo Mitsui Trust Bank Ltd., Senior Unsecured Notes:
500,000	A	2.050% due 3/6/19(b)	498,619
2,310,000	A	2.824% (3-Month USD-LIBOR + 0.510%) due 3/6/19(a)	2,314,402
1,400,000	A	2.766% (3-Month USD-LIBOR + 0.440%) due 9/19/19(a)(b)	1,403,898
1,039,000	A+	Suncorp-Metway Ltd., Senior Unsecured Notes, 2.100% due 5/3/19	1,034,595
1,600,000	A-	UBS Group Funding Switzerland AG, Company Guaranteed Notes, 4.119% (3-Month USD-LIBOR + 1.780%) due 4/14/21(a)(b)	1,649,742
1,000,000	A-	Wells Fargo & Co., Senior Unsecured Notes, 2.150% due 1/15/19	998,858

		Total Banks	85,866,576

Beverages — 0.0%
200,000	A-	Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes, 3.077% (3-Month USD-LIBOR + 0.740%) due 1/12/24(a)	201,679

Chemicals — 1.4%
4,000,000	BBB	Dow Chemical Co. (The), Senior Unsecured Notes, 8.550% due 5/15/19	4,153,351
		Incitec Pivot Finance LLC, Company Guaranteed Notes:
1,000,000	BBB	6.000% due 12/10/19	1,028,606
250,000	BBB	6.000% due 12/10/19(b)	257,152
1,000,000	BBB+	LyondellBasell Industries NV, Senior Unsecured Notes, 5.000% due 4/15/19	1,007,787
700,000	BBB-	Syngenta Finance NV, Company Guaranteed Notes, 3.698% due 4/24/20(b)	700,694

		Total Chemicals	7,147,590

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Commercial Services — 2.4%
		Central Nippon Expressway Co., Ltd., Senior Unsecured Notes:
$4,500,000	A1(d)	2.170% due 8/5/19	$4,472,145
3,300,000	A1(d)	2.079% due 11/5/19	3,259,047
3,000,000	A1(d)	3.131% (3-Month USD-LIBOR + 0.810%) due 3/3/22(a)	3,019,035
500,000	BBB+	Equifax Inc., Senior Unsecured Notes, 3.184% (3-Month USD-LIBOR + 0.870%) due 8/15/21(a)	503,540
700,000	A-	ERAC USA Finance LLC, Company Guaranteed Notes, 2.800% due 11/1/18(b)	700,166

		Total Commercial Services	11,953,933

Computers — 1.7%
		Dell International LLC/EMC Corp., Senior Secured Notes:
550,000	BBB-	3.480% due 6/1/19	551,931
4,385,000	BBB-	3.480% due 6/1/19(b)	4,400,397
3,500,000	BBB	Hewlett Packard Enterprise Co., Senior Unsecured Notes, 2.100% due 10/4/19(b)	3,467,737

		Total Computers	8,420,065

Diversified Financial Services — 6.8%
2,300,000	BBB-	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Company Guaranteed Notes, 3.750% due 5/15/19	2,313,447
1,300,000	BBB	Air Lease Corp., Senior Unsecured Notes, 3.375% due 1/15/19	1,302,485
		Ally Financial Inc.:
		Company Guaranteed Notes:
1,700,000	BB+	4.750% due 9/10/18	1,700,170
300,000	BB+	3.500% due 1/27/19	300,675
500,000	BB+	Senior Unsecured Notes, 3.750% due 11/18/19	503,125
		BOC Aviation Ltd., Senior Unsecured Notes:
700,000	A-	3.000% due 3/30/20	695,068
1,000,000	A-	3.000% due 5/23/22	967,243
500,000	A-	2.750% due 9/18/22	477,481
200,000	A-	2.750% due 9/18/22(b)	190,993
		International Lease Finance Corp.:
900,000	BBB-	Senior Secured Notes, 7.125% due 9/1/18(b)	900,000
		Senior Unsecured Notes:
1,000,000	BBB-	5.875% due 4/1/19	1,016,334
600,000	BBB-	6.250% due 5/15/19	613,397
500,000	BBB-	8.250% due 12/15/20	549,304
		Mitsubishi UFJ Lease & Finance Co., Ltd., Senior Unsecured Notes:
1,200,000	A-	3.247% (3-Month USD-LIBOR + 0.925%) due 2/20/19(a)	1,203,573
2,200,000	A-	2.500% due 3/9/20	2,172,720
500,000	A-	2.652% due 9/19/22(b)	481,028
2,500,000	BBB	Nasdaq Inc., Senior Unsecured Notes, 2.722% (3-Month USD-LIBOR + 0.390%) due 3/22/19(a)	2,503,759
		Navient Corp., Senior Unsecured Notes:
1,900,000	B+	5.500% due 1/15/19	1,917,195
1,200,000	B+	4.875% due 6/17/19	1,209,600
600,000	B+	8.000% due 3/25/20	637,650
2,400,000	A-	Nomura Holdings Inc., Senior Unsecured Notes, 2.750% due 3/19/19	2,400,507
2,400,000	AA-	NTT Finance Corp., Senior Unsecured Notes, 2.864% (3-Month USD-LIBOR + 0.530%) due 6/29/20(a)	2,411,904
		ORIX Corp., Senior Unsecured Notes:
3,300,000	A-	2.650% due 4/13/21	3,214,464
200,000	A-	3.200% due 1/19/22	196,646
400,000	A-	2.900% due 7/18/22	388,923
4,300,000	BBB-	Synchrony Financial, Senior Unsecured Notes, 3.000% due 8/15/19	4,293,808

		Total Diversified Financial Services	34,561,499

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Electric — 4.1%
$700,000	A3(d)	Chugoku Electric Power Co., Inc. (The), Senior Secured Notes, 2.701% due 3/16/20	$695,751
1,000,000	A+	CLP Power Hong Kong Financing Ltd., Company Guaranteed Notes, 4.750% due 3/19/20	1,022,224
1,900,000	BBB	Dominion Energy Inc., Senior Unsecured Notes, 2.914% (3-Month USD-LIBOR + 0.600%) due 5/15/20(a)(b)	1,900,946
1,600,000	BBB+	Duke Energy Corp., Senior Unsecured Notes, 2.819% (3-Month USD-LIBOR + 0.500%) due 5/14/21(a)(b)(e)	1,600,194
1,500,000	A-	Duke Energy Kentucky Inc., Senior Unsecured Notes, 4.650% due 10/1/19(b)	1,523,066
1,000,000	BBB	Emera US Finance LP, Company Guaranteed Notes, 2.150% due 6/15/19	992,929
1,000,000	A	Entergy Texas Inc., 1st Mortgage Notes, 7.125% due 2/1/19	1,018,101
700,000	BBB	Exelon Generation Co. LLC, Senior Unsecured Notes, 2.950% due 1/15/20	697,719
874,000	BBB	Israel Electric Corp., Ltd., Senior Secured Notes, 7.250% due 1/15/19	887,800
1,000,000	BBB	Metropolitan Edison Co., Senior Unsecured Notes, 7.700% due 1/15/19	1,018,068
2,200,000	A-	Mississippi Power Co., Senior Unsecured Notes, 2.987% (3-Month USD-LIBOR + 0.650%) due 3/27/20(a)	2,200,672
1,800,000	BBB+	NextEra Energy Capital Holdings Inc., Company Guaranteed Notes, 2.711% (3-Month USD-LIBOR + 0.400%) due 8/21/20(a)	1,800,170
1,500,000	BBB-	Origin Energy Finance Ltd., Company Guaranteed Notes, 3.500% due 10/9/18(b)	1,500,156
1,700,000	BBB+	Sempra Energy, Senior Unsecured Notes, 2.791% (3-Month USD-LIBOR + 0.450%) due 3/15/21(a)	1,702,104
500,000	BBB+	Southern Power Co., Senior Unsecured Notes, 2.875% (3-Month USD-LIBOR + 0.550%) due 12/20/20(a)(b)	500,300
2,000,000	A+	State Grid Overseas Investment 2014 Ltd., Company Guaranteed Notes, 2.750% due 5/7/19	1,994,934

		Total Electric	21,055,134

Electronics — 0.1%
300,000	BBB-	Arrow Electronics Inc., Senior Unsecured Notes, 3.500% due 4/1/22	295,914

Food — 0.7%
700,000	BBB	Kraft Heinz Foods Co., Company Guaranteed Notes, 2.911% (3-Month USD-LIBOR + 0.570%) due 2/10/21(a)	701,526
2,800,000	BBB	Tyson Foods Inc., Senior Unsecured Notes, 2.765% (3-Month USD-LIBOR + 0.450%) due 5/30/19(a)	2,804,488

		Total Food	3,506,014

Gas — 0.2%
1,000,000	BBB+	Dominion Energy Gas Holdings LLC, Senior Unsecured Notes, 2.500% due 12/15/19	994,063

Healthcare — Products — 0.2%
1,000,000	BBB	Becton Dickinson & Co., Senior Unsecured Notes, 2.675% due 12/15/19	995,253

Healthcare — Services — 0.4%
1,455,000	BBB-	Fresenius Medical Care US Finance II Inc., Company Guaranteed Notes, 5.625% due 7/31/19(b)	1,486,695
800,000	BBB-	HCA Inc., Senior Secured Notes, 3.750% due 3/15/19	803,200

		Total Healthcare — Services	2,289,895

Holding Companies — Diversified — 0.6%
		Hutchison Whampoa International 09 Ltd., Company Guaranteed Notes:
850,000	A-	7.625% due 4/9/19	872,784
300,000	A-	7.625% due 4/9/19(b)	308,041
1,322,000	A-	Hutchison Whampoa International 09/19 Ltd., Company Guaranteed Notes, 5.750% due 9/11/19	1,357,260
500,000	A-	Hutchison Whampoa International 11 Ltd., Company Guaranteed Notes, 4.625% due 1/13/22	516,332
200,000	A-	Sinochem Overseas Capital Co., Ltd., Company Guaranteed Notes, 4.500% due 11/12/20	203,106

		Total Holding Companies — Diversified	3,257,523

Home Builders — 0.3%
1,500,000	BBB	DR Horton Inc., Company Guaranteed Notes, 3.750% due 3/1/19	1,503,013

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Household Products/Wares — 0.3%
$1,500,000	A-	Reckitt Benckiser Treasury Services PLC, Company Guaranteed Notes, 2.895% (3-Month USD-LIBOR + 0.560%) due 6/24/22(a)(b)	$1,501,620

Housewares — 0.3%
1,500,000	BBB-	Newell Brands Inc., Senior Unsecured Notes, 2.875% due 12/1/19	1,494,051

Insurance — 1.4%
		American International Group Inc., Senior Unsecured Notes:
700,000	BBB+	6.400% due 12/15/20	748,930
500,000	BBB+	3.300% due 3/1/21	500,142
		Athene Global Funding, Secured Notes:
1,500,000	A	2.750% due 4/20/20(b)	1,482,631
1,000,000	A	3.000% due 7/1/22(b)	974,860
1,700,000	A	3.566% (3-Month USD-LIBOR + 1.230%) due 7/1/22(a)(b)	1,733,538
500,000	BBB+	CNP Assurances, Subordinated Notes, 7.500% (6-Year USD Swap Rate + 6.481%)(a)(c)	503,188
1,000,000	A	Reliance Standard Life Global Funding II, Senior Secured Notes, 2.150% due 10/15/18(b)	999,698

		Total Insurance	6,942,987

Internet — 0.2%
1,000,000	A-	SK Broadband Co., Ltd., Senior Unsecured Notes, 2.875% due 10/29/18	999,610

Lodging — 0.3%
		MGM Resorts International, Company Guaranteed Notes:
1,300,000	BB-	8.625% due 2/1/19	1,331,980
250,000	BB-	6.750% due 10/1/20	263,437

		Total Lodging	1,595,417

Machinery — Diversified — 0.2%
		CNH Industrial Capital LLC, Company Guaranteed Notes:
500,000	BBB	3.375% due 7/15/19	503,133
400,000	BBB	3.875% due 10/15/21	400,000

		Total Machinery — Diversified	903,133

Media — 1.9%
1,200,000	BBB+	21st Century Fox America Inc., Company Guaranteed Notes, 6.900% due 3/1/19	1,223,907
		Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes:
500,000	BBB-	3.579% due 7/23/20	501,708
1,000,000	BBB-	4.464% due 7/23/22	1,021,251
2,000,000	BBB-	Discovery Communications LLC, Company Guaranteed Notes, 2.750% due 11/15/19(b)	1,989,535
1,553,000	BBB+	RELX Capital Inc., Company Guaranteed Notes, 8.625% due 1/15/19	1,583,277
		Time Warner Cable LLC, Senior Secured Notes:
1,200,000	BBB-	8.750% due 2/14/19	1,230,777
2,100,000	BBB-	8.250% due 4/1/19	2,162,932

		Total Media	9,713,387

Mining — 0.4%
500,000	A3(d)	China Uranium Development Co., Ltd., Company Guaranteed Notes, 3.500% due 10/8/18	500,275
1,200,000	A	Minera y Metalurgica del Boleo SA de CV, Company Guaranteed Notes, 2.875% due 5/7/19	1,198,160
300,000	Baa1(d)	Minmetals Bounteous Finance BVI Ltd., Company Guaranteed Notes, 3.500% due 7/30/20	297,662

		Total Mining	1,996,097

Miscellaneous Manufacturers — 0.3%
1,000,000	A	General Electric Co., Senior Unsecured Notes, 6.000% due 8/7/19	1,029,785
400,000	BBB	Textron Inc., Senior Unsecured Notes, 2.891% (3-Month USD-LIBOR + 0.550%) due 11/10/20(a)	399,743

		Total Miscellaneous Manufacturers	1,429,528

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Oil & Gas — 3.3%
$2,800,000	A+	CNOOC Finance 2015 Australia Pty Ltd., Company Guaranteed Notes, 2.625% due 5/5/20	$2,765,356
1,100,000	A	CNPC General Capital Ltd., Company Guaranteed Notes, 2.750% due 5/14/19	1,096,733
		EQT Corp., Senior Unsecured Notes:
2,200,000	BBB	8.125% due 6/1/19	2,282,294
1,000,000	BBB	3.107% (3-Month USD-LIBOR + 0.770%) due 10/1/20(a)	1,000,328
500,000	BB-	Petrobras Global Finance BV, Senior Unsecured Notes, 8.375% due 12/10/18	507,500
		Petronas Capital Ltd., Company Guaranteed Notes:
500,000	A-	5.250% due 8/12/19	510,440
750,000	A-	5.250% due 8/12/19(b)	765,659
2,000,000	BBB+	Phillips 66, Company Guaranteed Notes, 3.089% (3-Month USD-LIBOR + 0.750%) due 4/15/20(a)(b)	2,000,811
1,000,000	A	Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes, 6.750% due 9/30/19	1,038,574
		Sinopec Group Overseas Development 2014 Ltd., Company Guaranteed Notes:
500,000	A+	2.750% due 4/10/19(b)	499,138
1,200,000	A+	3.251% (3-Month USD-LIBOR + 0.920%) due 4/10/19(a)	1,203,371
1,750,000	A+	Sinopec Group Overseas Development 2015 Ltd., Company Guaranteed Notes, 2.500% due 4/28/20	1,726,740
1,500,000	A+	Sinopec Group Overseas Development 2016 Ltd., Company Guaranteed Notes, 2.125% due 5/3/19	1,489,891

		Total Oil & Gas	16,886,835

Pharmaceuticals — 2.5%
1,000,000	BBB	Allergan Funding SCS, Company Guaranteed Notes, 2.450% due 6/15/19	997,011
3,000,000	BBB	Bayer US Finance LLC, Company Guaranteed Notes, 2.375% due 10/8/19(b)	2,977,244
1,000,000	BBB+	Cardinal Health Inc., Senior Unsecured Notes, 3.111% (3-Month USD-LIBOR + 0.770%) due 6/15/22(a)	1,001,761
		Mylan NV, Company Guaranteed Notes:
1,500,000	BBB-	2.500% due 6/7/19	1,493,304
200,000	BBB-	3.750% due 12/15/20	201,105
200,000	BBB-	3.150% due 6/15/21	197,206
5,200,000	BBB-	Shire Acquisitions Investments Ireland DAC, Company Guaranteed Notes, 1.900% due 9/23/19	5,140,955
500,000	BB	Teva Pharmaceutical Finance Netherlands III BV, Company Guaranteed Notes, 1.700% due 7/19/19	491,653

		Total Pharmaceuticals	12,500,239

Pipelines — 1.3%
1,600,000	BBB+	Enbridge Inc., Senior Unsecured Notes, 2.731% (3-Month USD-LIBOR + 0.400%) due 1/10/20(a)	1,600,238
		Energy Transfer Partners LP, Company Guaranteed Notes:
1,000,000	BBB-	9.700% due 3/15/19	1,037,366
500,000	BBB-	9.000% due 4/15/19	519,112
1,100,000	BBB+	Florida Gas Transmission Co. LLC, Senior Unsecured Notes, 7.900% due 5/15/19(b)(e)	1,136,821
2,000,000	BBB-	Kinder Morgan Energy Partners LP, Company Guaranteed Notes, 2.650% due 2/1/19	1,998,411
300,000	BBB-	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.625% due 2/1/21	313,073

		Total Pipelines	6,605,021

Real Estate — 0.2%
1,200,000	AA-	Qatari Diar Finance Co., Government Guaranteed Notes, 5.000% due 7/21/20	1,234,632

Retail — 1.4%
3,000,000	BBB	Alimentation Couche-Tard Inc., Company Guaranteed Notes, 2.833% (3-Month USD-LIBOR + 0.500%) due 12/13/19(a)(b)	3,002,967
900,000	BBB+	McDonald’s Corp., Senior Unsecured Notes, 2.769% (3-Month USD-LIBOR + 0.430%) due 10/28/21(a)	904,176
3,100,000	BBB-	QVC Inc., Senior Secured Notes, 3.125% due 4/1/19	3,101,506

		Total Retail	7,008,649

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Semiconductors — 0.4%
$400,000	BBB-	Broadcom Corp./Broadcom Cayman Finance Ltd., Company Guaranteed Notes, 2.375% due 1/15/20	$395,871
1,750,000	A-	QUALCOMM Inc., Senior Unsecured Notes, 3.069% (3-Month USD-LIBOR + 0.730%) due 1/30/23(a)	1,753,541

		Total Semiconductors	2,149,412

Sovereign — 0.2%
800,000	BBB-	Indian Railway Finance Corp., Ltd., Senior Unsecured Notes, 3.917% due 2/26/19	802,112

Telecommunications — 2.3%
		AT&T Inc., Senior Unsecured Notes:
1,000,000	BBB	3.071% (3-Month USD-LIBOR + 0.750%) due 6/1/21(a)	1,005,297
900,000	BBB	3.289% (3-Month USD-LIBOR + 0.950%) due 7/15/21(a)	911,549
		Deutsche Telekom International Finance BV, Company Guaranteed Notes:
700,000	BBB+	6.000% due 7/8/19	718,553
2,600,000	BBB+	2.776% (3-Month USD-LIBOR + 0.450%) due 9/19/19(a)(b)	2,604,718
500,000	A-	KT Corp., Senior Unsecured Notes, 2.625% due 4/22/19(b)	498,274
200,000	A-	Ooredoo International Finance Ltd., Company Guaranteed Notes, 7.875% due 6/10/19	207,559
200,000	A-	Ooredoo Tamweel Ltd., Senior Unsecured Notes, 3.039% due 12/3/18	200,065
1,035,000	BBB+	Orange SA, Senior Unsecured Notes, 5.375% due 7/8/19	1,057,350
500,000	B	Sprint Capital Corp., Company Guaranteed Notes, 6.900% due 5/1/19	512,500
700,000	BBB	Telefónica Emisiones SAU, Company Guaranteed Notes, 5.877% due 7/15/19	717,577
		Verizon Communications Inc., Senior Unsecured Notes:
700,000	BBB+	3.335% (3-Month USD-LIBOR + 1.000%) due 3/16/22(a)	711,867
1,800,000	BBB+	3.414% (3-Month USD-LIBOR + 1.100%) due 5/15/25(a)	1,820,979
600,000	BBB+	Vodafone Group PLC, Senior Unsecured Notes, 3.329% (3-Month USD-LIBOR + 0.990%) due 1/16/24(a)	601,527

		Total Telecommunications	11,567,815

Trucking & Leasing — 0.7%
1,500,000	A-	Aviation Capital Group LLC, Senior Unsecured Notes, 3.013% (3-Month USD-LIBOR + 0.670%) due 7/30/21(a)(b)	1,504,209
100,000	BB+	DAE Funding LLC, Company Guaranteed Notes, 4.000% due 8/1/20(b)	99,500
1,770,000	BBB	Penske Truck Leasing Co. LP/PTL Finance Corp., Senior Unsecured Notes, 2.500% due 6/15/19(b)	1,761,771

		Total Trucking & Leasing	3,365,480

		TOTAL CORPORATE BONDS & NOTES (Cost — $308,804,137)	308,776,385

U.S. GOVERNMENT OBLIGATIONS — 19.2%
		U.S. Treasury Notes:
96,300,000		2.625% due 7/31/20	96,294,358
1,000,000		2.375% due 5/15/27	964,609

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $97,209,016)	97,258,967

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.6%
20,231	AAA	American Home Mortgage Investment Trust, Series 2004-4, Class 2A1, 2.645% (1-Month USD-LIBOR + 0.580%) due 2/25/45(a)	20,285
442,080	AAA	Apidos CLO XVI, Series 2013-16A, Class A1R, 3.322% (3-Month USD-LIBOR + 0.980%) due 1/19/25(a)(b)	442,166
700,000	AAA	Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class A, 3.013% (1-Month USD-LIBOR + 0.950%) due 6/15/35(a)(b)	701,519
881,827	AAA	B&M CLO Ltd., Series 2014-1A, Class A1R, 3.069% (3-Month USD-LIBOR + 0.730%) due 4/16/26(a)(b)	882,192
800,000	Aaa(d)	Babson CLO Ltd., Series 2014-IIA, Class AR, 3.486% (3-Month USD-LIBOR + 1.150%) due 10/17/26(a)(b)	800,728

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 13.6% — (continued)
$216,282	Aaa(d)	Bancorp Commercial Mortgage Trust, Series 2016-CRE1, Class A, 3.502% (1-Month USD-LIBOR + 1.430%) due 11/15/33(a)(b)	$216,375
90,435	NR	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN8, Class A1, step bond to yield, 3.352% due 11/28/32(b)	90,005
398,743	NR	Bayview Opportunity Master Fund IVa Trust, Series 2018-SBR3, Class A1, step bond to yield, 4.090% due 5/28/33(b)	399,107
766,910	AA+	Bear Stearns ALT-A Trust, Series 2004-10, Class 2A1, 2.725% (1-Month USD-LIBOR + 0.660%) due 9/25/34(a)	753,387
617,718	AAA	BlueMountain CLO Ltd., Series 2013-3A, Class AR, 3.229% (3-Month USD-LIBOR + 0.890%) due 10/29/25(a)(b)	618,035
844,394	AAA	Cent CLO 19 Ltd., Series 2013-19A, Class A1A, 3.669% (3-Month USD-LIBOR + 1.330%) due 10/29/25(a)(b)	845,770
1,000,000	AAA	Citigroup Commercial Mortgage Trust, Series 2017-1500, Class A, 2.913% (1-Month USD-LIBOR + 0.850%) due 7/15/32(a)(b)	1,001,227
242,214	NR	Civic Mortgage LLC, Series 2018-1, Class A1, step bond to yield, 3.892% due 6/25/22(b)	242,348
400,000	AAA	Cold Storage Trust, Series 2017-ICE3, Class A, 3.063% (1-Month USD-LIBOR + 1.000%) due 4/15/36(a)(b)	401,837
240,605	Aaa(d)	Colony Starwood Homes Trust, Series 2016-1A, Class A, 3.560% (1-Month USD-LIBOR + 1.500%) due 7/17/33(a)(b)	241,815
394,972	Aaa(d)	COMM Mortgage Trust, Series 2013-CR6, Class A3FL, 2.693% (1-Month USD-LIBOR + 0.630%) due 3/10/46(a)(b)	395,664
71,964	A+	Continental Airlines 1999-1 Class A Pass-Through Trust, Pass-Through Certificates, 6.545% due 2/2/19	73,020
214,727	NR	Credit Suisse Commercial Mortgage Capital Trust, Series 2017-1, Class A, 4.500% due 3/25/21(b)	216,264
874,811	B+	CWABS Inc. Asset-Backed Certificates Trust, Series 2004-5, Class M1, 2.920% (1-Month USD-LIBOR + 0.855%) due 8/25/34(a)	857,729
500,000	AAA	Dorchester Park CLO DAC, Series 2015-1A, Class AR, 3.248% (3-Month USD-LIBOR + 0.900%) due 4/20/28(a)(b)	500,842
99,257	A	Eagle I Ltd., Series 2014-1A, Class A1, 2.570% due 12/15/39(b)	99,131
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
2,232,366	NR	Series 4344, Class FA, 2.542% (1-Month USD-LIBOR + 0.450%) due 12/15/37(a)	2,235,858
2,840,796	NR	Series 4351, Class FA, 2.542% (1-Month USD-LIBOR + 0.450%) due 5/15/38(a)	2,817,873
		Federal National Mortgage Association (FNMA), REMICS:
1,325,725	NR	Series 2011-86, Class KF, 2.615% (1-Month USD-LIBOR + 0.550%) due 9/25/41(a)	1,340,474
2,624,370	NR	Series 2017-108, Class AF, 2.365% (1-Month USD-LIBOR + 0.300%) due 1/25/48(a)	2,624,246
500,000	AAA	Figueroa CLO Ltd., Series 2013-2A, Class A1RR, 2.925% (3-Month USD-LIBOR + 0.850%) due 6/20/27(a)(b)	500,155
162,354	AAA	FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2, 2.477% (1-Month USD-LIBOR + 0.400%) due 8/19/34(a)	162,006
1,168,020	Aaa(d)	Gosforth Funding PLC, Series 2017-1A, Class A1A, 2.796% (3-Month USD-LIBOR + 0.470%) due 12/19/59(a)(b)	1,170,785
		Government National Mortgage Association (GNMA):
2,408,055	NR	Series 2016-H06, Class FD, 3.020% (1-Month USD-LIBOR + 0.920%) due 7/20/65(a)	2,454,601
178,860	NR	Series 2016-H11, Class F, 2.900% (1-Month USD-LIBOR + 0.800%) due 5/20/66(a)	181,657
1,993,462	NR	Series 2017-H15, Class FE, 3.524% (1-Year USD-LIBOR + 0.800%) due 7/20/67(a)	2,059,460
1,000,000	AAA	Great Wolf Trust, Series 2017-WOLF, Class A, 3.063% (1-Month USD-LIBOR + 0.850%) due 9/15/34(a)(b)	1,001,237
500,000	Aaa(d)	GS Mortgage Securities Trust, Series 2014-GC18, Class AAB, 3.648% due 1/10/47	504,399
1,000,000	AAA	Holmes Master Issuer PLC, Series 2018-1A, Class A2, 2.699% (3-Month USD-LIBOR + 0.360%) due 10/15/54(a)(b)	999,273
1,235,000	AAA	Hyatt Hotel Portfolio Trust, Series 2017-HYT2, Class A, 2.721% (1-Month USD-LIBOR + 0.658%) due 8/9/32(a)(b)	1,234,962
192,652	B	Impac CMB Trust, Series 2004-10, Class 1A1, 2.705% (1-Month USD-LIBOR + 0.640%) due 3/25/35(a)	188,538

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†		Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 13.6% — (continued)
$2,700,000		AAA	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2017-MAUI, Class A, 2.901% (1-Month USD-LIBOR + 0.830%) due 7/15/34(a)(b)	$2,702,742
500,000		AAA(f)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class A, 3.063% (1-Month USD-LIBOR + 1.000%) due 6/15/32(a)(b)	501,747
2,000,000	EUR	AAA	Jubilee CLO BV, Series 2015-16A, Class A1R, 0.479% (0.800% — 3-Month EURIBOR) due 12/15/29(a)(b)	2,323,439
1,223,323		Aaa(d)	Ladder Capital Commercial Mortgage Trust, Series 2017-FL1, Class A, 2.940% (1-Month USD-LIBOR + 0.880%) due 9/15/34(a)(b)	1,223,942
800,000		AAA	Madison Park Funding XVI Ltd., Series 2015-16A, Class A1R, 3.678% (3-Month USD-LIBOR + 1.330%) due 4/20/26(a)(b)	800,767
1,000,000		AAA	Marathon CLO V Ltd., Series 2013-5A, Class A1R, 3.182% (3-Month USD-LIBOR + 0.870%) due 11/21/27(a)(b)	995,469
1,000,000		Aaa(d)	MMAF Equipment Finance LLC, Series 2018-A, Class A2, 2.920% due 7/12/21(b)	1,000,272
300,000		Aaa(d)	Monarch Grove CLO 18-1, Series 2018-1A, Class A1, 3.215% (3-Month USD-LIBOR + 0.880%) due 1/25/28(a)(b)	298,274
1,455,841		AAA	Motel 6 Trust, Series 2017-MTL6, Class A, 2.983% (1-Month USD-LIBOR + 0.920%) due 8/15/34(a)(b)	1,458,607
2,000,000		AAA	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3.157% (3-Month USD-LIBOR + 0.820%) due 10/13/27(a)(b)	1,993,171
400,000		B-	NovaStar Mortgage Funding Trust, Series 2005-4, Class M1, 2.725% (1-Month USD-LIBOR + 0.660%) due 1/25/36(a)	398,397
			OCP CLO Ltd.:
1,500,000		AAA	Series 2015-9A, Class A1R, 3.139% (3-Month USD-LIBOR + 0.800%) due 7/15/27(a)(b)	1,493,190
1,000,000		AAA	Series 2015-10A, Class A1R, 3.155% (3-Month USD-LIBOR + 0.820%) due 10/26/27(a)(b)	1,000,593
1,000,000		AAA(f)	Palmer Square CLO Ltd., Series 2018-3A, Class A1, 3.185% (3-Month USD-LIBOR + 0.850%) due 8/15/26(a)(b)	1,000,004
2,700,000		AAA	Permanent Master Issuer PLC, Series 2018-1A, Class 1A1, 2.747% (3-Month USD-LIBOR + 0.380%) due 7/15/58(a)(b)	2,696,879
295,194		AAA(f)	PFP Ltd., Series 2017-4, Class A, 2.943% (1-Month USD-LIBOR + 0.880%) due 7/14/35(a)(b)	295,562
304,690		AAA	RBSSP Resecuritization Trust, Series 2009-12, Class 16A1, 3.448% due 10/25/35(a)(b)	307,670
500,000		A2(d)	SBA Tower Trust, Series 2014-1C, 2.898% due 10/15/19(b)	496,501
			SoFi Consumer Loan Program LLC:
108,653		AA	Series 2017-3, Class A, 2.770% due 5/25/26(b)	107,886
231,083		(P)AA	Series 2017-4, Class A, 2.500% due 5/26/26(b)	228,838
752,264		AA	SoFi Consumer Loan Program Trust, Series 2018-2, Class A1, 2.930% due 4/26/27(b)	751,328
2,000,000		Aaa(d)	Sound Point CLO X Ltd., Series 2015-3A, Class AR, 3.238% (3-Month USD-LIBOR + 0.890%) due 1/20/28(a)(b)	1,996,600
60,433		NR	Stanwich Mortgage Loan Co., Series 2016-NPA1, Class NOTE, 3.844% due 10/16/46(a)(b)	60,514
596,461		AAA	Stonemont Portfolio Trust, Series 2017-MONT, Class A, 2.927% (1-Month USD-LIBOR + 0.850%) due 8/20/30(a)(b)	597,008
1,298,373		AAA	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 2.829% (1-Month USD-LIBOR + 0.750%) due 11/11/34(a)(b)	1,299,210
1,537,950		Aaa(d)	Towd Point Mortgage Trust, Series 2017-5, Class A1, 2.665% (1-Month USD-LIBOR + 0.600%) due 2/25/57(a)(b)	1,543,184
257,611		NR	U.S. Residential Opportunity Fund IV Trust, Series 2017-1III, Class A, step bond to yield, 3.352% due 11/27/37(b)	256,197
1,800,000		Aaa(d)	Venture XVI CLO Ltd., Series 2014-16A, Class ARR, 3.189% (3-Month USD-LIBOR + 0.850%) due 1/15/28(a)(b)	1,797,231
800,000		Aaa(d)	Venture XVII CLO Ltd., Series 2014-17A, Class ARR, 3.219% (3-Month USD-LIBOR + 0.880%) due 4/15/27(a)(b)	796,147
1,152,577		NR	VOLT LIX LLC, Series 2017-NPL6, Class A1, step bond to yield, 3.250% due 5/25/47(b)	1,150,016
201,398		NR	VOLT LXI LLC, Series 2017-NPL8, Class A1, step bond to yield, 3.125% due 6/25/47(b)	200,362
908,805		NR	VOLT LXII LLC, Series 2017-NPL9, Class A1, step bond to yield, 3.125% due 9/25/47(b)	901,036
619,295		NR	VOLT LXIII LLC, Series 2017-NP10, Class A1, step bond to yield, 3.000% due 10/25/47(b)	614,547

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 13.6% — (continued)
$300,000	Aaa(d)	Voya CLO Ltd., Series 2014-3A, Class A1R, 3.055% (3-Month USD-LIBOR + 0.720%) due 7/25/26(a)(b)	$300,038
1,115,411	AA	WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1, 2.355% (1-Month USD-LIBOR + 0.290%) due 10/25/45(a)	1,118,259
		Wells Fargo Commercial Mortgage Trust:
500,000	AAA	Series 2017-HSDB, Class A, 2.917% (1-Month USD-LIBOR + 0.850%) due 12/13/31(a)(b)	500,980
1,500,000	AAA(f)	Series 2018-BXI, Class A, 2.794% (1-Month USD-LIBOR + 0.731%) due 12/15/36(a)(b)	1,499,861
		WFRBS Commercial Mortgage Trust:
1,500,000	Aaa(d)	Series 2012-C7, Class AFL, 3.260% (1-Month USD-LIBOR + 1.200%) due 6/15/45(a)(b)	1,531,783
1,232,692	Aaa(d)	Series 2012-C10, Class AFL, 2.850% (1-Month USD-LIBOR + 0.790%) due 12/15/45(a)(b)(e)	1,242,285

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $68,700,896)	68,755,506

ASSET-BACKED SECURITIES — 4.7%
Automobiles — 0.4%
1,000,000	Aaa(d)	Hertz Fleet Lease Funding LP, Series 2018-1, Class A2, 3.230% due 5/10/32(b)	1,002,523
600,000	Aaa(d)	OSCAR US Funding Trust VIII LLC, Series 2018-1A, Class A2A, 2.910% due 4/12/21(b)	600,019
500,000	Aaa(d)	OSCAR US Funding Trust IX LLC, Series 2018-2A, Class A2A, 3.150% due 8/10/21(b)	501,727

		Total Automobiles	2,104,269

Credit Cards — 1.6%
		CARDS II Trust:
1,000,000	Aaa(d)	Series 2017-2A, Class A, 2.323% (1-Month USD-LIBOR + 0.260%) due 10/17/22(a)(b)	1,000,534
1,300,000	Aaa(d)	Series 2018-1A, Class A, 2.413% (1-Month USD-LIBOR + 0.350%) due 4/17/23(a)(b)	1,302,151
1,182,867	NR	LP Credit Card ABS Master Trust, Series 2018-1, Class A, 3.614% (1-Month USD-LIBOR + 1.550%) due 8/20/24(a)(b)(e)	1,183,354
3,000,000	Aaa(d)	Master Credit Card Trust II, Series 2018-1A, Class A, 2.559% (1-Month USD-LIBOR + 0.490%) due 7/22/24(a)(b)	3,002,234
1,700,000	AAA	Trillium Credit Card Trust II, Series 2018-1A, Class A, 2.315% (1-Month USD-LIBOR + 0.250%) due 2/27/23(a)(b)	1,701,242

		Total Credit Cards	8,189,515

Student Loans — 2.7%
		ECMC Group Student Loan Trust:
836,217	Aaa(d)	Series 2017-2A, Class A, 3.115% (1-Month USD-LIBOR + 1.050%) due 5/25/67(a)(b)	848,271
766,076	Aaa(d)	Series 2018-1A, Class A, 2.815% (1-Month USD-LIBOR + 0.750%) due 2/27/68(a)(b)	768,375
301,014	AAA	EFS Volunteer LLC, Series 2010-1, Class A2, 3.185% (3-Month USD-LIBOR + 0.850%) due 10/25/35(a)(b)	301,541
149,182	Aaa(d)	Navient Private Education Loan Trust, Series 2015-AA, Class A2A, 2.650% due 12/15/28(b)	146,744
		Navient Student Loan Trust:
306,011	Aaa(d)	Series 2016-5A, Class A, 3.315% (1-Month USD-LIBOR + 1.250%) due 6/25/65(a)(b)	314,078
1,500,000	AAA	Series 2018-1A, Class A2, 2.415% (1-Month USD-LIBOR + 0.350%) due 3/25/67(a)(b)	1,500,439
1,447,258	AA+	Nelnet Student Loan Trust, Series 2017-3A, Class A, 2.915% (1-Month USD-LIBOR + 0.850%) due 2/25/66(a)(b)	1,458,268
708,780	AA+	Pennsylvania Higher Education Assistance Agency, Series 2006-2, Class A-3, 2.465% (3-Month USD-LIBOR + 0.130%) due 10/25/36(a)	703,896
831,939	AAA	SLC Student Loan Trust, Series 2007-1, Class A4, 2.374% (3-Month USD-LIBOR + 0.060%) due 5/15/29(a)	823,138
		SLM Student Loan Trust:
380,461	AAA	Series 2003-10A, Class A3, 2.811% (3-Month USD-LIBOR + 0.470%) due 12/15/27(a)(b)	382,058
1,457,622	AAA	Series 2005-5, Class A4, 2.475% (3-Month USD-LIBOR + 0.140%) due 10/25/28(a)	1,453,429
1,170,126	AA+	Series 2008-5, Class A4, 4.035% (3-Month USD-LIBOR + 1.700%) due 7/25/23(a)	1,202,924
948,493	AA+	Series 2008-7, Class A4, 3.235% (3-Month USD-LIBOR + 0.900%) due 7/25/23(a)	953,364
250,000	A	Series 2008-8, Class A4, 3.835% (3-Month USD-LIBOR + 1.500%) due 4/25/23(a)	255,232

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount/Units†	Rating††	Security	Value
Student Loans — 2.7% — (continued)
$1,621,769	AAA	Sofi Professional Loan Program LLC, Series 2018-A, Class A2A, 2.390% due 2/25/42(b)	$1,609,653
1,088,446	AA+	Utah State Board of Regents, Series 2017-1, Class A, 2.815% (1-Month USD-LIBOR + 0.750%) due 1/25/57(a)	1,089,916

		Total Student Loans	13,811,326

		TOTAL ASSET-BACKED SECURITIES (Cost — $24,039,651)	24,105,110

SOVEREIGN BONDS — 3.5%
Canada — 0.6%
3,000,000	AAA	Export Development Canada, 2.293% (3-Month USD-LIBOR — 0.040%) due 10/18/19(a)(b)	2,999,864

India — 0.9%
		Export-Import Bank of India:
200,000	BBB-	3.875% due 10/2/19	200,870
2,500,000	BBB-	2.750% due 4/1/20	2,465,180
1,900,000	Baa2(d)	3.312% (3-Month USD-LIBOR + 1.000%) due 8/21/22(a)(e)	1,905,937

		Total India	4,571,987

Japan — 2.0%
		Japan Bank for International Cooperation:
1,500,000	A+	1.750% due 11/13/18	1,498,107
800,000	A+	2.882% (3-Month USD-LIBOR + 0.570%) due 2/24/20(a)	805,033
4,400,000	A+	2.737% (3-Month USD-LIBOR + 0.390%) due 7/21/20(a)	4,417,453
3,000,000	A+	Japan Finance Organization for Municipalities, 2.500% due 9/12/18(b)	2,999,799
500,000	A+	Tokyo Metropolitan Government, 2.500% due 6/8/22(b)	487,836

		Total Japan	10,208,228

		TOTAL SOVEREIGN BONDS (Cost — $17,873,123)	17,780,079

MUNICIPAL BOND — 0.3%
Washington — 0.3%
1,600,000		Washington Health Care Facilities Authority, 2.610% (SIFMA Municipal Swap Index Yield + 1.050%) due 1/1/42(a) (Cost — $1,600,000)	1,630,704

SENIOR LOANS — 0.2%
240,420	NR	AWAS Aviation Capital Ltd., 4.587% (3-Month USD-LIBOR + 2.250%) due 5/19/19(e)	240,482
589,477	NR	Las Vegas Sands LLC, 3.826% (1-Month USD-LIBOR + 1.750%) due 3/27/25	589,220

		TOTAL SENIOR LOANS (Cost — $830,928)	829,702

		TOTAL INVESTMENTS IN SECURITIES BEFORE SHORT-TERM INVESTMENTS (Cost — $519,057,751)	519,136,453

SHORT-TERM INVESTMENTS — 2.3%
COMMERCIAL PAPERS — 1.8%
3,200,000		AT&T Inc., 3.091% due 5/28/19(h)	3,128,267
1,500,000		Humana Inc., 2.559% due 10/4/18(b)(h)	1,496,494
1,500,000		Syngenta Wilmington Inc., 2.969% due 10/25/18(b)(h)	1,493,362
3,100,000		VW Credit Inc., 2.840% due 12/10/18(h)	3,075,889

		TOTAL COMMERCIAL PAPERS (Cost — $9,194,012)	9,194,012

CORPORATE BONDS — 0.2%
600,000	BBB-	Harris Corp., 2.786% (3-Month USD-LIBOR + 0.475%) due 2/27/19(a)	600,000
500,000	A-	Pacific Gas & Electric Co., 2.541% (3-Month USD-LIBOR + 0.230%) due 11/28/18(a)	499,668

		TOTAL CORPORATE BONDS (Cost — $1,099,668)	1,099,668

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Face Amount†		Security	Value
TIME DEPOSITS — 0.3%
		BBH — Grand Cayman:
2,641	DKK	(0.850)% due 9/3/18	$411
898	EUR	(0.570)% due 9/3/18	1,043
28,979	JPY	(0.230)% due 9/3/18	261
6,013	NZD	0.800% due 9/3/18	3,978
74,374	AUD	0.900% due 9/3/18	53,463
382,348	CAD	0.590% due 9/4/18	293,010
147,638	GBP	Citibank — London, 0.370% due 9/3/18	191,390
$970,027		JPMorgan Chase & Co. — New York, 1.280% due 9/4/18	970,027

		TOTAL TIME DEPOSITS (Cost — $1,513,583)	1,513,583

		TOTAL SHORT-TERM INVESTMENTS (Cost — $11,807,263)	11,807,263

		TOTAL INVESTMENTS — 104.7% (Cost — $530,865,014)	530,943,716

		Liabilities in Excess of Other Assets — (4.7)%	(23,808,286)

		TOTAL NET ASSETS — 100.0%	$507,135,430

†	Amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2018.
(b)

Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. The aggregate value of restricted 144A holdings at August 31, 2018 amounts to approximately $157,181,955 and represents 31.0% of net assets.

(c)	Security is perpetual in nature and has no stated maturity date.
(d)	Rating by Moody’s Investors Service. All ratings are unaudited.
(e)	Illiquid security.
(f)	Rating by Fitch Ratings Service. All ratings are unaudited.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(h)	Rate shown represents yield-to-maturity.
#	Security that used significant unobservable inputs to determine fair value.

At August 31, 2018, for Ultra-Short Fixed Income Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Ultra-Short Term Fixed Income Fund	$532,602,965	$2,979,469	$(4,583,476)	$(1,604,007)

Abbreviations used in this schedule:
ABS	— Asset-Based Security
CLO	— Collateralized Loan Obligation
EURIBOR	— Euro Interbank Offered Rate
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PCL	— Public Company Limited
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit
SIFMA	— Securities Industry and Financial Markets Association

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Summary of Investments by Security Type^
Corporate Bonds & Notes	58.2%
U.S. Government Obligations	18.3
Collateralized Mortgage Obligations	13.0
Asset-Backed Securities	4.5
Sovereign Bonds	3.3
Municipal Bond	0.3
Senior Loans	0.2
Short-Term Investments	2.2

100.0%

^	As a percentage of total investments.

At August 31, 2018, Ultra-Short Term Fixed Income Fund did not hold any Reverse Repurchase Agreements. For the year ended August 31, 2018, the average borrowing and interest rate under the reverse repurchase agreements were $1,705,524 and 1.279%, respectively. The Ultra-Short Term Fixed Income Fund held Reverse Repurchase Agreements for 73 days during the year ended August 31, 2018.

At August 31, 2018, Ultra-Short Term Fixed Income Fund had open exchange-traded futures contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
90-Day Eurodollar December Futures	719	12/18	$175,148,560	$175,049,538	$(99,022)
Bank Accept December Futures	204	12/19	38,079,527	38,073,147	(6,380)
Bank Accept June Futures	200	6/19	37,406,621	37,368,764	(37,857)
Bank Accept March Futures	76	3/19	14,248,410	14,216,147	(32,263)
Bank Accept March Futures	105	3/20	19,578,081	19,594,461	16,381
Bank Accept September Futures	71	9/19	13,256,073	13,255,709	(364)
U.S. Treasury 2-Year Note December Futures	248	12/18	52,417,125	52,417,125	—

					(159,505)

Contracts to Sell:
90-Day Eurodollar December Futures	718	12/19	174,554,568	174,195,775	358,793
U.S. Treasury 5-Year Note December Futures	612	12/18	69,385,500	69,399,844	(14,344)
U.S. Treasury 10-Year Note December Futures	120	12/18	14,398,125	14,431,875	(33,750)
U.S. Treasury Ultra Long Bond December Futures	42	12/18	6,707,531	6,691,125	16,406
United Kingdom Treasury 10-Year Gilt December Futures	147	12/18	23,326,871	23,311,626	15,245

					342,350

Net Unrealized Appreciation on Open Exchange-Traded Futures Contracts					$182,845

At August 31, 2018, Ultra-Short Term Fixed Income Fund had deposited cash of $1,515,000 with a broker or brokers as margin collateral on an open exchange-traded futures contracts.

At August 31, 2018, Ultra-Short Term Fixed Income Fund had open forward foreign currency contracts as described below.

The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
British Pound	3,599,000	USD	4,592,472	HSBC	$4,665,561	9/4/18	$73,090
British Pound	4,216,000	USD	5,538,956	SCB	5,465,409	9/4/18	(73,547)
Mexican Peso	779,000	USD	41,352	JPM	40,458	10/26/18	(894)

							(1,351)

See Notes to Financial Statements.

Schedules of Investments

(continued)

Ultra-Short Term Fixed Income Fund

Foreign Currency	Local Currency	In Exchange For		Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Sell:
Canadian Dollar	341,000	USD	260,855	HSBC	$261,323	9/4/18	$(468)
Euro	2,241,000	USD	2,616,716	BNP	2,601,464	9/4/18	15,251
Euro	2,002,000	USD	2,344,428	JPM	2,324,021	9/4/18	20,407
Euro	6,300,000	USD	7,374,661	JPM	7,327,976	10/2/18	46,685
Japanese Yen	739,200,000	USD	6,666,166	JPM	6,654,364	9/4/18	11,802
Japanese Yen	929,230,000	USD	8,375,493	SCB	8,365,035	9/4/18	10,458
Japanese Yen	1,668,430,000	USD	14,969,875	BCLY	15,047,779	10/2/18	(77,904)

							26,231

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts							$24,880

At August 31, 2018, Ultra-Short Term Fixed Income Fund held the following Centrally Cleared Interest Rate Swap Contract:

Fund Pay Floating Rate Index	Fund Receive Floating Rate Index	Maturity Date	Notional Amount		Market Value	Upfront Payment Paid	Unrealized Appreciation
1-Month USD-LIBOR+0.095%	3-Month USD-LIBOR	5/21/22	USD	147,600,000	$5,983	$—	$5,983

At August 31, 2018, Ultra-Short Term Fixed Income Fund held the following Centrally Cleared Credit Default Swap Contract:

Centrally Cleared — Credit Default Swap on Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Payment Frequency	Implied Credit Spread at 8/31/18 (2)	Notional Amount (3)		Market Value	Upfront Payment (Received)	Unrealized (Depreciation)
Markit CDX North America High Yield Series 30 5-Year Index	(5.000)%	6/20/23	3-Month	3.071%	USD	2,000,000	$(158,466)	$(125,500)	$(32,966)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

At August 31, 2018, Ultra-Short Term Fixed Income Fund deposited cash collateral with brokers in the amount of $370,000 for open centrally cleared swap contracts.

At August 31, 2018, Ultra-Short Term Fixed Income Fund had cash collateral from brokers in the amount of $120,000 for open centrally cleared swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BCLY	— Barclays Bank PLC
CAD	— Canadian Dollar	BNP	— BNP Paribas SA
DKK	— Danish Krone	HSBC	— HSBC Bank USA
EUR	— Euro	JPM	— JPMorgan Chase & Co.
GBP	— British Pound	SCB	— Standard Chartered Bank
JPY	— Japanese Yen
NZD	— New Zealand Dollar

See pages 281-282 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Alternative Strategies Fund

Units	Security	Value
OPEN END MUTUAL FUND SECURITIES — 89.2%
United States — 89.2%
43,599	American Beacon AHL Managed Futures Strategy Fund, Class Y	$459,535
27,647	BlackRock Event Driven Equity Fund, Institutional Class	256,842
29,566	BlackRock Global Long/Short Credit Fund, Institutional Class	307,196
15,222	Diamond Hill Long/Short Fund, Class I	412,504
31,965	Driehaus Event Driven Fund, Common Class*	361,845
36,132	Eaton Vance Global Macro Absolute Return Advantage Fund, Class I	353,732
47,020	Goldman Sachs Absolute Return Tracker Fund, Institutional Class	462,208
44,436	John Hancock Seaport Long/Short Fund, Class I	515,903
29,351	LoCorr Market Trend Fund, Class I*	306,420
27,900	PIMCO Mortgage Opportunities and Bond Fund, Class I-2	306,620
35,574	Prudential QMA Long/Short Equity Fund, Class Z*	461,752
25,285	Tortoise MLP & Pipeline Fund, Institutional Class	349,184
52,583	Western Asset Macro Opportunities Fund, Class I	555,275

	Total United States	5,109,016

	TOTAL OPEN END MUTUAL FUND SECURITIES (Cost — $5,083,829)	5,109,016

	TOTAL INVESTMENTS — 89.2% (Cost — $5,083,829)	5,109,016

	Other Assets in Excess of Liabilities — 10.8%	620,045

	TOTAL NET ASSETS — 100.0%	$5,729,061

*	Non-income producing security.

At August 31, 2018, for Alternative Strategies Fund the aggregate cost of investments, the aggregate gross unrealized appreciation and depreciation of all investments for federal income tax purposes were as follows:

Fund	Aggregate Cost for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Alternative Strategies Fund	$5,083,829	$55,546	$(30,359)	$25,187

Summary of Investments by Security Type^
Open End Mutual Fund Securities	100.0%

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
P	— Preliminary rating.
u	— The upgrade state defines bonds that have recently been upgraded into higher rating categories.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
e	— Expected.
u	— Upgraded.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AAApre

— Stable Outlook rating is based on the pledge of securities in the escrow deposit fund securing the bonds and reflects the lien of the refunded bondholders on the escrow trust funds and that all amounts have been invested in direct non-callable obligations of the United States.

AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Ratings

(continued)

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.
WD, WR	— Indicates that the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

F-2	— Fitch’s rating indicating a good capacity for timely payment of financial commitments.

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Statements of Assets and Liabilities

August 31, 2018

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
ASSETS:
Unaffiliated investments, at value[1,3]	$1,731,540,549	$550,887,336	$1,681,876,030
Affiliated investments, at value[2]	1,898,462	—	—
Foreign currency, at value[4]	2	11,960	203,409
Cash	6,800,922	324,213	342,302
Receivable for securities sold	152,275	816,718	3,640,667
Receivable for TBA securities sold	—	—	—
Dividends and interest receivable from unaffiliated investments	2,662,387	272,987	7,402,168
Dividends and interest receivable from affiliated investments	—	—	—
Receivable for manager waiver	—	—	—
Receivable for Fund shares sold	2,228,614	622,797	3,008,773
Unrealized appreciation on open forward foreign currency contracts (Note 1)	—	—	—
Variation margin on open future contracts (Note 1)	2,400	5,248	—
Variation margin on open centrally cleared swap contracts (Note 1)	—	—	—
Unrealized appreciation on open OTC swap contracts	—	—	—
Upfront payment paid on open OTC swap contracts	—	—	—
Deposits for collateral with counterparty	467,984	74,996	132,402
Foreign capital gain tax receivable	—	—	—
Prepaid expenses	55,074	30,064	50,675

Total Assets	1,745,808,669	553,046,319	1,696,656,426

LIABILITIES:
Payable for reverse repurchase agreements	—	—	—
Payable for collateral received from securities on loan	6,403,240	30,809,461	12,790,871
Payable for Fund shares repurchased	1,918,148	628,916	1,807,525
Payable for securities purchased	131,030	846,672	4,290,482
Payable for TBA securities purchased	—	—	—
Interest payable for forward sale commitments	—	—	—
Investment management fee payable	563,688	211,598	754,775
Transfer agent fees payable	17,089	6,682	14,895
Interest expense payable	—	—	—
Custody fee payable	152,003	64,618	334,699
Variation margin on open future contracts (Note 1)	—	—	22,623
Options contracts written, at value[5] (Note 1)	—	—	—
Unrealized depreciation on open OTC swap contracts	—	—	—
Upfront payment received on open OTC swap contracts	—	—	—
Unrealized depreciation on open forward foreign currency contracts (Note 1)	—	—	—
Deposits for collateral from counterparty	—	—	—
Foreign capital gains tax payable	—	—	—
Distributions payable	—	—	—
Audit fees payable	—	—	—
Offering expense payable	—	—	—
Accrued expenses	90,333	79,554	105,054

Total Liabilities	9,275,531	32,647,501	20,120,924

Total Net Assets	$1,736,533,138	$520,398,818	$1,676,535,502

NET ASSETS:
Par value (Note 4)	$81,505	$22,564	$132,591
Paid-in-capital in excess of par value	1,011,454,071	318,178,792	1,528,243,487
Accumulated net investment loss	—	—	—
Undistributed net investment income	12,112,827	2,906,926	31,326,592
Accumulated net realized gain (loss) on investments, futures contracts, options contracts written, forward sale commitments, swap contracts, unfunded loan commitments, forward foreign currency contracts and foreign currency translations	137,188,676	51,186,858	(22,574,616)
Net unrealized appreciation (depreciation) on investments, futures contracts, options contracts written, forward sale commitments, swap contracts, unfunded loan commitments, forward foreign currency contracts and foreign currency translations	575,696,059	148,103,678	139,407,448

Total Net Assets	$1,736,533,138	$520,398,818	$1,676,535,502

Shares Outstanding	81,505,192	22,564,098	132,591,086

Net Asset Value	$21.31	$23.06	$12.64

[1] Unaffiliated investments, at cost	$1,157,245,313	$402,832,327	$1,542,494,859

[2] Affiliated investments, at cost	$939,278	$—	$—

[3] Includes securities on loan	$6,194,283	$30,292,221	$12,101,303

[4] Foreign currency, at cost	$2	$13,649	$162,339

[5] Premiums received	$—	$—	$—

[6] Foreign capital gain taxes	$—	$—	$—

See Notes to Financial Statements.

Emerging Markets Equity Fund	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund

$502,916,067	$921,971,563	$58,151,784	$175,782,000	$62,877,737	$288,571,435	$530,943,716	$5,109,016
—	1,347,012	—	—	—	—	—	—
2,140,132	484,012	—	113,852	—	218,016	566	—
42,261	22,360	2,461	2,738	1,346	1,294,004	3,416,749	309,735
313,718	1,309,904	10,494	518,024	—	970,589	415,165	—
—	12,959,483	—	28,826,490	—	9,587,383	—	—
410,002	5,396,764	932,236	1,050,874	634,451	690,097	3,206,873	—
—	4,402	—	—	—	—	—	—
—	—	—	—	—	—	—	79,264
935,639	1,852,335	163,592	318,363	284,138	392,379	1,561,376	299,478
—	219,939	—	2,065,016	—	1,298,318	177,693	—
10,169	—	—	—	—	—	—	—
—	15,534	—	218,425	—	145,519	160,038	—
—	—	—	42,394	—	33,797	—	—
—	13,267	—	50,666	—	—	—	—
123,994	2,054,247	—	2,051,000	—	1,028,000	1,885,000	—
70,271	—	—	—	—	—	—	—
19,628	36,080	14,794	15,836	13,513	13,586	18,391	19,074

506,981,881	947,686,902	59,275,361	211,055,678	63,811,185	304,243,123	541,785,567	5,816,567

—	—	—	14,359,379	—	41,957,579	—	—
6,554,643	278,108	130,211	—	—	—	—	—
504,146	1,766,724	231,692	205,384	109,758	418,515	893,369	1,104
1,516,238	11,740,722	225,112	3,018,001	—	1,083,323	33,050,812	—
—	64,825,911	—	46,225,824	—	19,117,167	—	—
—	—	—	—	—	5,775	—	—
249,938	280,413	24,862	55,211	21,488	91,458	192,993	812
5,276	9,092	1,865	2,052	807	2,826	3,719	218
—	—	—	21,768	—	90,229	98	—
181,883	258,264	62,989	105,081	31,246	67,032	74,981	34,568
—	461,536	—	34,860	—	56,008	79,651	—
—	266,171	—	53,136	—	38,910	—	—
—	13,177	—	33,957	—	—	—	—
—	—	—	126,911	—	64,109	—	—
—	770,285	—	1,558,188	—	284,329	152,813	—
—	—	—	580,000	—	970,000	120,000	—
109,187	—	—	—	—	—	—	—
—	1,715	282	—	261	201	1,447	—
—	—	—	—	20,817	—	—	—
—	—	—	—	—	—	—	37,841
94,177	96,973	135,002	79,257	2,778	77,212	80,254	12,963

9,215,488	80,769,091	812,015	66,459,009	187,155	64,324,673	34,650,137	87,506

$497,766,393	$866,917,811	$58,463,346	$144,596,669	$63,624,030	$239,918,450	$507,135,430	$5,729,061

$34,828	$110,272	$15,521	$18,404	$6,984	$24,509	$50,857	$580
468,749,940	897,851,841	84,648,441	143,227,820	61,199,536	244,654,574	508,403,004	5,706,275
—	—	—	—	—	—	—	—
6,153,503	264,111	1,166,148	3,325,292	420,955	395,911	793,633	—

(44,834,308)	(18,764,833)	(26,009,328)	(4,116,847)	178,929	(3,796,177)	(2,438,799)	(2,981)

67,662,430 (6)	(12,543,580)	(1,357,436)	2,142,000	1,817,626	(1,360,367)	326,735	25,187

$497,766,393	$866,917,811	$58,463,346	$144,596,669	$63,624,030	$239,918,450	$507,135,430	$5,729,061

34,828,404	110,272,150	15,520,526	18,403,663	6,983,789	24,509,105	50,857,143	579,974

$14.29	$7.86	$3.77	$7.86	$9.11	$9.79	$9.97	$9.88

$435,047,717	$933,773,269	$59,509,220	$176,025,505	$61,060,111	$291,488,795	$530,865,014	$5,083,829

$—	$1,349,735	$—	$—	$—	$—	$—	$—

$5,922,201	$262,867	$123,943	$—	$—	$—	$—	$—

$2,148,966	$503,737	$—	$123,681	$—	$242,628	$2,290	$—

$—	$343,105	$—	$69,027	$—	$48,785	$—	$—

$(109,187)	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2018

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund
INVESTMENT INCOME:

Dividends from unaffiliated investments	$30,368,768	$6,504,793	$44,419,875
Dividends from affiliated investments	46,678	—	—
Interest from unaffiliated investments	230,392	151,407	329,062
Interest from affiliated investments	—	—	—
Income from securities lending	58,276	225,500	427,173
Less: Foreign taxes withheld (see Note 1q)	(33,027)	(2,934)	(3,939,811)

Total Investment Income	30,671,087	6,878,766	41,236,299

EXPENSES:

Investment management fee (Note 2)	10,396,228	5,087,456	10,570,242
Transfer agent fees	198,323	81,706	171,025
Custody fees	501,151	235,765	997,471
Trustees’ fees	292,523	110,228	241,475
Shareholder reports	212,753	155,307	196,448
Insurance	81,364	29,033	64,843
Audit and tax	55,926	61,053	96,605
Legal fees	102,295	35,106	91,733
Registration fees	35,174	31,789	36,937
Offering costs	—	—	—
Miscellaneous expense	28,780	13,120	63,139
Interest expense	—	—	—

Total Expenses	11,904,517	5,840,563	12,529,918
Less: Fee waivers and/or expense reimbursement (Note 2)	(3,555,083)	(1,942,592)	(2,572,643)

Net Expenses	8,349,434	3,897,971	9,957,275

Net Investment Income (Loss)	$22,321,653	$2,980,795	$31,279,024

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, FORWARD SALE COMMITMENTS, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) from:

Unaffiliated investments	$171,574,904	$79,536,579	$66,253,079	(a)
Affiliated investments	258,601	—	—
Futures contracts	917,096	532,314	115,418
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Forward foreign currency contracts	—	—	(14,204)
Foreign currency translations	94,726	58,063	(775,124)

Net Realized Gain (Loss)	172,845,327	80,126,956	65,579,169

Change in Net Unrealized Appreciation (Depreciation) from:

Unaffiliated Investments	107,346,206	49,929,067	(62,723,514	)(b)
Affiliated Investments	(64,224)	—	—
Futures contracts	349,605	54,906	(1,620)
Options contracts written	—	—	—
Swap contracts	—	—	—
Unfunded loan commitments	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency translations	—	(1,585)	(53,129)

Change in Net Unrealized Appreciation (Depreciation):	107,631,587	49,982,388	(62,778,263)

Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Translations	280,476,914	130,109,344	2,800,906

Total Increase (Decrease) in Net Assets from Operations	$302,798,567	$133,090,139	$34,079,930

(a)	Includes foreign capital gains tax of $2,863 and $23,440 for International Equity Fund and Emerging Markets Equity Fund, respectively.
(b)	Net increase in accrued foreign capital gains taxes of $13,880 and $365,448 for International Equity Fund and Emerging Markets Equity Fund, respectively.
(c)	The period from Fund inception (February 15, 2018) through the period ended August 31, 2018.
(d)	Over accrual of prior year expenses.

See Notes to Financial Statements.

Emerging Markets Equity Fund		Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund		Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund (c)

$12,564,610		$7,236	$58,322	$—	$—		$—	$—	$2,139
—		—	—	—	—		—	—	—
152,292		23,931,360	6,463,548	4,000,390	2,016,568		9,354,328	9,401,628	—
—		51,211	—	—	—		—	—	—
85,940		1,385	20,647	—	—		—	—	—
(1,501,184)		—	—	—	—		—	—	—

11,301,658		23,991,192	6,542,517	4,000,390	2,016,568		9,354,328	9,401,628	2,139

4,547,352		3,156,537	737,363	741,161	242,743		1,091,943	1,834,433	11,735
62,419		97,522	16,176	19,213	8,177		28,911	46,503	977
561,034		734,821	197,366	333,347	93,505		194,003	209,186	50,276
91,174		129,098	20,208	25,250	10,207		35,414	56,686	71
155,302		147,906	137,471	105,378	4,260		157,604	159,502	9,102
25,032		37,523	11,930	7,739	3,501		6,667	11,681	—
105,593		117,767	75,192	112,278	52,486		106,273	72,665	16,000
29,458		42,045	2,238	3,370	(2,108	)(d)	8,166	17,076	32
28,722		37,363	23,128	22,362	19,268		23,303	28,695	102
—		—	—	—	—		—	—	19,801
31,684		27,545	3,505	5,244	1,698		42,229	8,082	18
—		—	—	109,395	—		1,073,603	148,988	—

5,637,770		4,528,127	1,224,577	1,484,737	433,737		2,768,116	2,593,497	108,114
(1,566,066)		(148,583)	(209,610)	(75,449)	—		(109,157)	(183,521)	(89,043)

4,071,704		4,379,544	1,014,967	1,409,288	433,737		2,658,959	2,409,976	19,071

$7,229,954		$19,611,648	$5,527,550	$2,591,102	$1,582,831		$6,695,369	$6,991,652	$(16,932)

$18,611,473	(a)	$(8,622,672)	$2,800,897	$540,122	$320,471		$(2,612,361)	$(753,658)	$(2,981)
—		(11,122)	—	—	—		—	—	—
74,176		(1,361,587)	—	(722,449)	—		501,767	1,595,336	—
—		1,179,426	—	226,753	—		253,707	—	—
—		—	—	23,871	—		39,185	49,189	—
—		768,008	—	3,187,802	—		616,739	(270,694)	—
—		(61,271)	—	962,438	—		667,981	1,090,478	—
(179,859)		(168,778)	—	(2,930,464)	—		43,248	(177,885)	—

18,505,790		(8,277,996)	2,800,897	1,288,073	320,471		(489,734)	1,532,766	(2,981)

(53,522,934	)(b)	(21,193,917)	(4,428,567)	(4,464,034)	(2,058,138)		(6,575,579)	(1,181,323)	25,187
—		(48,238)	—	—	—		—	—	—
(152,054)		(216,355)	—	(418,970)	—		71,120	143,852	—
—		76,973	—	(2,708)	—		7,071	—	—
—		169,659	—	899,310	—		183,640	350,724	—
—		—	—	—	—		—	(1,129)	—
—		(137,020)	—	1,770,554	—		1,621,443	(156,782)	—
(54,991)		(5,514)	—	1,641,281	—		(37,040)	34,033	—

(53,729,979)		(21,354,412)	(4,428,567)	(574,567)	(2,058,138)		(4,729,345)	(810,625)	25,187

(35,224,189)		(29,632,408)	(1,627,670)	713,506	(1,737,667)		(5,219,079)	722,141	22,206

$(27,994,235)		$(10,020,760)	$3,899,880	$3,304,608	$(154,836)		$1,476,290	$7,713,793	$5,274

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended August 31, 2018 and August 31, 2017

	Large Cap Equity Fund		Small-Mid Cap Equity Fund
	2018	2017	2018	2017
OPERATIONS:

Net investment income	$22,321,653	$23,658,367	$2,980,795	$2,688,046
Net realized gain (loss)	172,845,327	91,747,271	80,126,956	27,254,084
Change in unrealized appreciation (depreciation)	107,631,587	103,212,065	49,982,388	37,290,896

Increase (Decrease) in Net Assets from Operations	302,798,567	218,617,703	133,090,139	67,233,026

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(21,359,060)	(25,767,690)	(1,094,809)	(1,556,300)
Tax return of capital	—	—	—	—
Net realized gains	(57,775,877)	(31,555,579)	(23,580,211)	(8,066,172)

Decrease in Net Assets from Distributions to Shareholders	(79,134,937)	(57,323,269)	(24,675,020)	(9,622,472)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	220,015,930	180,110,640	104,187,172	238,600,461
Reinvestment of distributions	79,132,993	57,321,969	24,674,928	9,622,468
Cost of shares repurchased	(473,065,474)	(421,326,905)	(390,950,259)	(106,953,582)

Increase (Decrease) in Net Assets from Fund Share Transactions	(173,916,551)	(183,894,296)	(262,088,159)	141,269,347

Increase (Decrease) in Net Assets	49,747,079	(22,599,862)	(153,673,040)	198,879,901
NET ASSETS:

Beginning of year	1,686,786,059	1,709,385,921	674,071,858	475,191,957

End of Year*†	$1,736,533,138	$1,686,786,059	$520,398,818	$674,071,858

* Includes undistributed net investment income of:	$12,112,827	$12,056,565	$2,906,926	$1,537,046

† Includes accumulated net investment loss of:	$—	$—	$—	$—

See Notes to Financial Statements.

International Equity Fund		Emerging Markets Equity Fund		Core Fixed Income Fund		High Yield Fund
2018	2017	2018	2017	2018	2017	2018	2017

$31,279,024	$24,607,273	$7,229,954	$6,577,877	$19,611,648	$16,514,765	$5,527,550	$17,072,860
65,579,169	7,483,241	18,505,790	4,526,719	(8,277,996)	(1,512,846)	2,800,897	8,885,926
(62,778,263)	150,259,930	(53,729,979)	89,496,954	(21,354,412)	(8,056,741)	(4,428,567)	(793,584)

34,079,930	182,350,444	(27,994,235)	100,601,550	(10,020,760)	6,945,178	3,899,880	25,165,202

(21,730,393)	(29,084,966)	(6,507,933)	(4,329,624)	(21,361,519)	(19,170,901)	(5,677,244)	(18,440,615)
—	—	—	—	(619,911)	—	—	—
—	—	—	—	—	(7,141,572)	—	—

(21,730,393)	(29,084,966)	(6,507,933)	(4,329,624)	(21,981,430)	(26,312,473)	(5,677,244)	(18,440,615)

590,554,489	214,219,124	131,641,530	70,040,704	302,094,146	176,774,776	25,831,513	42,621,807
21,730,372	29,084,961	6,507,915	4,329,619	21,984,592	26,310,426	5,678,670	18,441,381
(192,189,924)	(274,821,559)	(93,562,827)	(111,014,182)	(135,236,482)	(195,738,156)	(143,948,790)	(219,890,663)

420,094,937	(31,517,474)	44,586,618	(36,643,859)	188,842,256	7,347,046	(112,438,607)	(158,827,475)

432,444,474	121,748,004	10,084,450	59,628,067	156,840,066	(12,020,249)	(114,215,971)	(152,102,888)

1,244,091,028	1,122,343,024	487,681,943	428,053,876	710,077,745	722,097,994	172,679,317	324,782,205

$1,676,535,502	$1,244,091,028	$497,766,393	$487,681,943	$866,917,811	$710,077,745	$58,463,346	$172,679,317

$31,326,592	$21,731,959	$6,153,503	$5,872,248	$264,111	$393,961	$1,166,148	$1,102,028

$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year/Period Ended August 31, 2018 and August 31, 2017

	International Fixed Income Fund
	2018	2017
OPERATIONS:

Net investment income (loss)	$2,591,102	$3,133,616
Net realized gain (loss)	1,288,073	(4,046,768)
Change in unrealized appreciation (depreciation)	(574,567)	1,659,989

Increase (Decrease) in Net Assets from Operations	3,304,608	746,837

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(1,759,541)	(1,952,470)
Net realized gains	—	—

Decrease in Net Assets from Distributions to Shareholders	(1,759,541)	(1,952,470)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	26,110,756	28,258,011
Reinvestment of distributions	1,759,541	1,952,470
Cost of shares repurchased	(32,621,820)	(72,874,340)

Increase (Decrease) in Net Assets from Fund Share Transactions	(4,751,523)	(42,663,859)

Increase (Decrease) in Net Assets	(3,206,456)	(43,869,492)
NET ASSETS:

Beginning of year/period	147,803,125	191,672,617

End of Year/Period*†	$144,596,669	$147,803,125

* Includes undistributed net investment income of:	$3,325,292	$1,617,001

† Includes accumulated net investment loss of:	$—	$—

(a)	The period from Fund inception (February 15, 2018) through the period ended August 31, 2018.

See Notes to Financial Statements.

Municipal Bond Fund		Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund		Alternative Strategies Fund
2018	2017	2018	2017	2018	2017	2018(a)

$1,582,831	$1,757,130	$6,695,369	$3,788,326	$6,991,652	$2,361,286	$(16,932)
320,471	(141,542)	(489,734)	(2,109,516)	1,532,766	425,955	(2,981)
(2,058,138)	(2,095,714)	(4,729,345)	270,558	(810,625)	651,560	25,187

(154,836)	(480,126)	1,476,290	1,949,368	7,713,793	3,438,801	5,274

(1,581,149)	(1,758,101)	(7,721,464)	(4,121,509)	(8,446,300)	(4,042,585)	—
—	(1,685,563)	—	(152,952)	—	—	—

(1,581,149)	(3,443,664)	(7,721,464)	(4,274,461)	(8,446,300)	(4,042,585)	—

14,408,545	8,027,078	91,224,733	64,860,229	274,391,020	153,583,764	5,854,954
1,580,926	3,443,854	7,722,192	4,275,758	8,446,487	4,041,804	—
(8,566,766)	(18,821,942)	(43,271,943)	(35,509,950)	(50,699,785)	(43,745,301)	(131,167)

7,422,705	(7,351,010)	55,674,982	33,626,037	232,137,722	113,880,267	5,723,787

5,686,720	(11,274,800)	49,429,808	31,300,944	231,405,215	113,276,483	5,729,061

57,937,310	69,212,110	190,488,642	159,187,698	275,730,215	162,453,732	—

$63,624,030	$57,937,310	$239,918,450	$190,488,642	$507,135,430	$275,730,215	$5,729,061

$420,955	$419,273	$395,911	$461,380	$793,633	$—	$—

$—	$—	$—	$—	$—	$(156,814)	$—

See Notes to Financial Statements.

Statements of Cash Flows

For the Year Ended August 31, 2018

	International Fixed Income Fund	Inflation-Linked Fixed Income Fund
Cash Flows Provided by/Used in Operating Activities:
Net increase in net assets from operations	$3,304,608	$1,476,290
Adjustments to reconcile net increase/decrease in net assets from operations to net cash and foreign currency provided by/used in operating activities:
Purchases of long-term investments	(323,879,795)	(242,171,086)
Proceeds from the sale and maturity of long-term investments	325,879,323	197,315,711
Purchase of/Proceeds from short-term investments, net	1,826,185	(3,197,575)
Decrease to the principal amount of inflation-indexed bonds	(185,249)	(6,070,070)
Change in net unrealized apprecation/depreciation from unaffiliated investments	4,464,034	6,575,579
Change in net unrealized apppreciation/deprecation from option contracts written	2,708	(7,071)
Change in net unrealized apppreciation/deprecation from OTC swap contracts	790,768	16,706
Increase in Variation Margin on Centrally Cleared swap contracts	(188,463)	(122,332)
Net amortization (accretion) of premiums (discounts) of investments	98,102	297,180
Net realized gain/loss from unaffiliated investments	(540,122)	2,612,361
Increase in premium received on written options	26,113	21,126
Decrease in Variation Margin on futures contracts	63,782	69,165
Decrease in receivable for securities sold	8,512,415	2,759,477
Increase in receivable for TBA securities sold	(14,573,756)	(9,587,383)
Increase/Decrease in dividends and interest receivable from unaffiliated investments	53,754	(85,012)
Increase/Decrease in deposits for collateral with counterparty	2,207,000	(72,000)
Increase in net upfront payments received/upfront payments paid on OTC swap contracts	17,466	—
Increase/Decrease in prepaid expenses	1,466	(9,023)
Increase in unrealized appreciation on open forward foreign currency contracts	(752,993)	(838,269)
Decrease in payable for securities purchased	(10,937,654)	(6,469,296)
Increase in payable for TBA securities purchased	24,887,465	19,117,167
Increase in payable for forward sale commitments	—	5,775
Increase in deposits for collateral from counterparty	272,000	710,000
Increase in investment management fee payable	2,083	20,108
Increase in interest expense payable	21,532	64,035
Decrease in custody fee payable	(30,226)	(2,558)
Decrease in trustees’ fees payable	(4)	(2)
Increase/Decrease in transfer agent fees payable	(946)	485
Decrease in unrealized depreciation on open forward foreign currency contracts	(1,017,561)	(783,174)
Increase/Decrease in accrued expenses	(7,578)	38,312

Net cash and foreign currency provided by/used in operating activities	20,316,457	(38,315,374)

Cash Flows Provided by/Used in Financing Activities:
Payments on reverse repurchase agreements	(13,894,197)	(12,017,921)
Proceeds from sale of shares	26,242,700	91,840,632
Cost of shares repurchased	(32,651,520)	(43,162,815)
Distributions to shareholders, net of reinvestments	—	(1)

Net cash and foreign currency provided by/used in financing activities	(20,303,017)	36,659,895

Net increase/decrease in cash and foreign currency (a)	13,440	(1,655,479)

Cash and Foreign Currency:
Cash and foreign currency at beginning of the period	103,150	3,167,499

Cash and foreign currency at end of the period	$116,590	$1,512,020

Non-Cash Financing Activities:
Reinvestment of distributions	$1,759,541	$7,722,192

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(9,367) and $(26,409) for Internatinal Fixed Income Fund and Inflation-Linked Fixed Income Fund, respectively.

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Cap Equity Fund
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$18.76	$17.06	$20.63	$22.19		$19.29

Income from Operations:
Net investment income(1)	0.26	0.25	0.19	0.08		0.07
Net realized and unrealized gain	3.18	2.05	1.15	0.87		4.47

Total Income from Operations	3.44	2.30	1.34	0.95		4.54

Less Distributions from:
Net investment income	(0.24)	(0.27)	(0.11)	(0.07)		(0.11)
Net realized gain	(0.65)	(0.33)	(4.80)	(2.44)		(1.53)

Total Distributions	(0.89)	(0.60)	(4.91)	(2.51)		(1.64)

Net Asset Value, End of Year	$21.31	$18.76	$17.06	$20.63		$22.19

Total Return†(2)	18.89%	13.86%	7.08%	4.39	%(3)	24.35%
Net Assets, End of Year (millions)	$1,737	$1,687	$1,709	$1,353		$1,780
Ratios to Average Net Assets:
Gross expenses	0.69%	0.69%	0.69%	0.68%		0.67%
Net expenses(4)	0.48	0.48	0.56	0.68		0.67
Net investment income	1.29	1.40	1.10	0.36		0.33
Portfolio Turnover Rate	29%	18%	105%	66%		56%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)

The Manager contributed a non-recourse voluntary reimbursement to Large Cap Equity Fund. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the impact was less than 0.005% to the total return for Large Cap Equity Fund.

(4)	Reflects fee waivers and/or expense reimbursements.
†

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small-Mid Cap Equity Fund
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$19.53	$17.40	$24.39	$28.53		$25.22

Income (Loss) from Operations:
Net investment income (loss)(1)	0.10	0.10	0.05	(0.12)		(0.12)
Net realized and unrealized gain (loss)	4.14	2.39	(1.22)	1.93		4.36

Total Income (Loss) from Operations	4.24	2.49	(1.17)	1.81		4.24

Less Distributions from:
Net investment income	(0.03)	(0.06)	—	—		—
Net realized gain	(0.68)	(0.30)	(5.82)	(5.95)		(0.93)

Total Distributions	(0.71)	(0.36)	(5.82)	(5.95)		(0.93)

Net Asset Value, End of Year	$23.06	$19.53	$17.40	$24.39		$28.53

Total Return†(2)	22.17%	14.49%	(5.51)%	7.36	%(3)	16.91%
Net Assets, End of Year (millions)	$520	$674	$475	$229		$296
Ratios to Average Net Assets:
Gross expenses	0.92%	0.94%	0.99%	0.93%		0.92%
Net expenses(4)	0.61	0.63	0.79	0.93		0.92
Net investment income (loss)	0.47	0.52	0.28	(0.45)		(0.42)
Portfolio Turnover Rate	34%	34%	151%	89%		80%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)

The Manager contributed a non-recourse voluntary reimbursement to Small-Mid Cap Equity Fund. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the total return for Small-Mid Cap Equity Fund was 7.27%.

(4)	Reflects fee waivers and/or expense reimbursements.
†

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Fund
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$12.34	$10.83	$10.91	$12.03		$10.92

Income (Loss) from Operations:
Net investment income(1)	0.27	0.24	0.21	0.21		0.22
Net realized and unrealized gain (loss)	0.24	1.56	(0.10)	(1.13)		1.03

Total Income (Loss) from Operations	0.51	1.80	0.11	(0.92)		1.25

Less Distributions from:
Net investment income	(0.21)	(0.29)	(0.19)	(0.20)		(0.14)

Net Asset Value, End of Year	$12.64	$12.34	$10.83	$10.91		$12.03

Total Return†(2)	4.15%	17.14%	0.96%	(7.68	)%(3)	11.45%
Net Assets, End of Year (millions)	$1,677	$1,244	$1,122	$1,202		$1,149
Ratios to Average Net Assets:
Gross expenses	0.83%	0.83%	0.82%	0.81%		0.81%
Net expenses(4)	0.66	0.65	0.76	0.79		0.77
Net investment income	2.07	2.15	2.02	1.80		1.83
Portfolio Turnover Rate	41%	27%	64%	80%		95%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)

The Manager contributed a non-recourse voluntary reimbursement to International Equity Fund. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the total return for International Equity Fund was (7.94)%.

(4)	Reflects fee waivers and/or expense reimbursements.
†

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

Emerging Markets Equity Fund
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$15.33	$12.36	$10.87	$14.54	$13.67

Income (Loss) from Operations:
Net investment income(1)	0.22	0.20	0.13	0.17	0.20
Net realized and unrealized gain (loss)	(1.06)	2.90	1.51	(3.64)	2.36

Total Income (Loss) from Operations	(0.84)	3.10	1.64	(3.47)	2.56

Less Distributions from:
Net investment income	(0.20)	(0.13)	(0.15)	(0.20)	(0.29)
Net realized gain	—	—	—	—	(1.40)

Total Distributions	(0.20)	(0.13)	(0.15)	(0.20)	(1.69)

Net Asset Value, End of Year	$14.29	$15.33	$12.36	$10.87	$14.54

Total Return†(2)	(5.55)%	25.48%	15.31%	(24.08)%	19.97%
Net Assets, End of Year (millions)	$498	$488	$428	$464	$385
Ratios to Average Net Assets:
Gross expenses	1.11%	1.14%	1.13%	1.08%	1.09%
Net expenses(3)	0.80	0.86	0.96	0.96	0.99
Net investment income	1.42	1.51	1.15	1.34	1.49
Portfolio Turnover Rate	24%	27%	99%	41%	29%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Core Fixed Income Fund
	2018	2017		2016		2015		2014
Net Asset Value, Beginning of Year	$8.19	$8.41		$8.23		$8.44		$8.17

Income (Loss) from Operations:
Net investment income(1)	0.20	0.19		0.20		0.17		0.18
Net realized and unrealized gain (loss)	(0.31)	(0.11)		0.27		(0.06)		0.31

Total Income (Loss) from Operations	(0.11)	0.08		0.47		0.11		0.49

Less Distributions from:
Net investment income	(0.21)	(0.22)		(0.23)		(0.20)		(0.22)
Tax return of capital	(0.01)	—		—		—		—
Net realized gain	—	(0.08)		(0.06)		(0.12)		—

Total Distributions	(0.22)	(0.30)		(0.29)		(0.32)		(0.22)

Net Asset Value, End of Year	$7.86	$8.19		$8.41		$8.23		$8.44

Total Return†(2)	(1.35)%	1.07%		5.84%		1.35%		6.10%
Net Assets, End of Year (millions)	$867	$710		$722		$859		$799
Ratios to Average Net Assets:
Gross expenses	0.57%	0.58	%(3)	0.55	%(3)	0.54	%(3)	0.53	%(3)
Net expenses(4)	0.56	0.56	(3)	0.54	(3)	0.55	(3)	0.53	(3)
Net investment income	2.49	2.32		2.42		2.06		2.19
Portfolio Turnover Rate	253%	236%		245%		326%		446%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents less than 0.01%.
(4)	Reflects fee waivers and/or expense reimbursements.
†

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, net asset value and total return for shareholder transactions may differ from financial statements.

High Yield Fund
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$3.86	$3.78	$3.88	$4.41	$4.27

Income (Loss) from Operations:
Net investment income(1)	0.20	0.22	0.23	0.24	0.24
Net realized and unrealized gain (loss)	(0.08)	0.10	(0.09)	(0.50)	0.17

Total Income (Loss) from Operations	0.12	0.32	0.14	(0.26)	0.41

Less Distributions from:
Net investment income	(0.21)	(0.24)	(0.24)	(0.27)	(0.27)

Net Asset Value, End of Year	$3.77	$3.86	$3.78	$3.88	$4.41

Total Return†(2)	3.20%	8.38%	4.02%	(6.14)%	9.75%
Net Assets, End of Year (millions)	$58	$173	$325	$254	$258
Ratios to Average Net Assets:
Gross expenses	1.17%	0.95%	0.88%	0.90%	0.92%
Net expenses(3)	0.97	0.75	0.70	0.74	0.76
Net investment income	5.27	5.65	6.21	5.74	5.53
Portfolio Turnover Rate	57%	72%	64%	42%	57%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Reflects fee waivers and/or expense reimbursements.
†

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Fund
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$7.78	$7.79	$7.61	$8.04	$8.02

Income from Operations:
Net investment income(1)	0.14	0.14	0.13	0.13	0.16
Net realized and unrealized gain (loss)	0.03	(0.07)	0.56	(0.09)	0.40

Total Income from Operations	0.17	0.07	0.69	0.04	0.56

Less Distributions from:
Net investment income	(0.09)	(0.08)	(0.51)	(0.47)	(0.54)

Net Asset Value, End of Year	$7.86	$7.78	$7.79	$7.61	$8.04

Total Return†(2)	2.25%	0.98%	9.56%	0.44%	7.36%
Net Assets, End of Year (millions)	$145	$148	$192	$223	$267
Ratios to Average Net Assets:
Gross expenses(3)	1.01%	1.06%	0.87%	0.87%	0.76%
Net expenses(3)	0.95 (4)	1.01 (4)	0.83 (4)	0.87	0.76
Net investment income	1.76	1.82	1.71	1.61	2.00
Portfolio Turnover Rate	203%	268%	199%	416%	397%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents 0.04%, 0.11%, 0.04%, 0.10% and 0.04%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.
†

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, net asset value and total return for shareholder transactions may differ from financial statements.

Municipal Bond Fund
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$9.37	$9.93	$9.65	$9.76	$9.21

Income (Loss) from Operations:
Net investment income(1)	0.24	0.27	0.28	0.28	0.29
Net realized and unrealized gain (loss)	(0.26)	(0.31)	0.30	(0.06)	0.55

Total Income (Loss) from Operations	(0.02)	(0.04)	0.58	0.22	0.84

Less Distributions from:
Net investment income	(0.24)	(0.27)	(0.28)	(0.28)	(0.29)
Net realized gain	—	(0.25)	(0.02)	(0.05)	—

Total Distributions	(0.24)	(0.52)	(0.30)	(0.33)	(0.29)

Net Asset Value, End of Year	$9.11	$9.37	$9.93	$9.65	$9.76

Total Return†(2)	(0.21)%	(0.22)%	6.14%	2.32%	9.24%
Net Assets, End of Year (millions)	$64	$58	$69	$85	$78
Ratios to Average Net Assets:
Gross expenses	0.72%	0.75%	0.68%	0.66%	0.59%
Net expenses	0.72	0.75	0.68	0.66	0.59
Net investment income	2.61	2.85	2.87	2.91	3.03
Portfolio Turnover Rate	18%	13%	16%	8%	19%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

†

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Inflation-Linked Fixed Income Fund
	2018	2017	2016(1)
Net Asset Value, Beginning of Year	$10.08	$10.23	$10.00

Income from Operations:
Net investment income(2)	0.30	0.23	0.14
Net realized and unrealized gain (loss)	(0.25)	(0.13)	0.32

Total Income from Operations	0.05	0.10	0.46

Less Distributions from:
Net investment income	(0.34)	(0.24)	(0.23)
Net realized gain	—	(0.01)	—

Total Distributions	(0.34)	(0.25)	(0.23)

Net Asset Value, End of Year	$9.79	$10.08	$10.23

Total Return†(3)	0.55%	1.05%	4.59	%(7)
Net Assets, End of Year (millions)	$240	$190	$159
Ratios to Average Net Assets:
Gross expenses(4)	1.27%	1.15%	1.03	%(5)
Net expenses(4)(6)	1.22	1.10	0.99	(5)
Net investment income	3.07	2.25	2.91	(5)
Portfolio Turnover Rate	72%	120%	35	%(7)

(1)	For the period from Fund inception (March 8, 2016) through the period ended August 31, 2016.
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(4)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents 0.49%, 0.29% and 0.19%, respectively.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Not annualized.
†

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Ultra-Short Term Fixed Income Fund
	2018	2017	2016(1)
Net Asset Value, Beginning of Year	$9.99	$10.00	$10.00

Income from Operations:
Net investment income(2)	0.19	0.13	0.07
Net realized and unrealized gain	0.02	0.08	0.02

Total Income from Operations	0.21	0.21	0.09

Less Distributions from:
Net investment income	(0.23)	(0.22)	(0.09)

Net Asset Value, End of Year	$9.97	$9.99	$10.00

Total Return†(3)	2.09%	2.14%	0.89	%(7)
Net Assets, End of Year (millions)	$507	$276	$162
Ratios to Average Net Assets:
Gross expenses(4)	0.71%	0.84%	0.81	%(5)
Net expenses(4)(6)	0.66	0.79	0.77	(5)
Net investment income	1.90	1.29	1.47	(5)
Portfolio Turnover Rate	128%	103%	100	%(7)

(1)	For the period from Fund inception (March 8, 2016) through the period ended August 31, 2016.
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(4)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents 0.04%, 0.05% and 0.02%, respectively.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Not annualized.
†

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Alternative Strategies Fund
	2018(1)
Net Asset Value, Beginning of Period	$10.00

(Loss) from Operations:
Net investment (loss)(2)	(0.09)
Net realized and unrealized (loss)	(0.03)

Total (Loss) from Operations	(0.12)

Net Asset Value, End of Period	$9.88

Total Return†(3)	(1.20	)%(6)
Net Assets, End of Period (millions)	$6
Ratios to Average Net Assets:
Gross expenses	11.00	%(4)
Net expenses(5)	1.95	(4)
Net investment income	(1.72	)(4)
Portfolio Turnover Rate	14	%(6)

(1)	For the period from Fund inception (February 15, 2018) through the period ended August 31, 2018.
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Not annualized.
†

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Consulting Group Capital Markets Funds (“Trust”) is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund and Alternative Strategies Fund (Fund inception February 15, 2018) (individually, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust, except for International Fixed Income Fund, which is non-diversified.

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Investment Companies.

(a) Investment Valuation. Equity securities for each Fund for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the New York Stock Exchange (“NYSE”).

Exchange-traded purchased and written options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved third-party pricing services are valued using those automated third-party pricing service quotations. Forward foreign currency contracts are valued using the official closing price for such contracts on the NYSE.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, and as well as industry and economic events.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less are valued at cost. Term repurchase agreements maturing in more than seven days are valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by Consulting Group Advisory Services, LLC (“CGAS”) (the “Manager”).

The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Manager pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good faith by the valuation committee established by the Manager in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its Net Asset Value (“NAV”).

Each business day, Emerging Markets Equity Fund and International Equity Fund use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result

Notes to Financial Statements

(continued)

in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2 and 3). The three levels of the fair value hierarchy are as follows:

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, forward foreign currency contracts, options contracts, or swap contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated

Notes to Financial Statements

(continued)

by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:

	Total Fair Value at August 31, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Large Cap Equity Fund
Investments, at value
Common Stocks:
Consumer Discretionary	$193,995,883	$193,995,883	$—	$—
Consumer Staples	106,240,340	106,240,340	—	—
Energy	101,132,176	101,132,176	—	—
Financials	197,585,544	197,585,544	—	—
Health Care	267,236,964	267,236,964	—	—
Industrials	146,650,674	146,650,674	—	—
Information Technology	449,751,380	449,751,380	—	—
Materials	57,311,212	57,311,212	—	—
Real Estate	40,104,862	40,104,862	—	—
Telecommunication Services	32,726,389	32,726,389	—	—
Utilities	31,923,677	31,923,677	—	—
Closed End Mutual Fund Security:
Financials	81,388,800	81,388,800	—	—
Short-Term Investments:
Money Market Fund	6,403,240	6,403,240	—	—
Time Deposits	20,987,870	—	20,987,870	—

Total Investments, at value	$1,733,439,011	$1,712,451,141	$20,987,870	$—

Other Financial Instruments — Assets
Futures Contracts	$441,639	$441,639	$—	$—

Total Other Financial Instruments — Assets	$441,639	$441,639	$—	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2018		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Small-Mid Cap Equity Fund
Investments, at value
Common Stocks:
Consumer Discretionary	$64,825,743		$64,825,743	$—	$—
Consumer Staples	9,246,387		9,246,387	—	—
Energy	19,904,580		19,904,580	—	—
Financials	59,402,543		59,402,543	—	—
Health Care	73,505,909		73,505,909	—	—
Industrials	96,771,351		96,771,351	—	—
Information Technology	99,158,759		99,158,759	—	—
Materials	29,221,997	*	29,219,820	—	2,177	*
Real Estate	29,682,514		29,682,514	—	—
Telecommunication Services	1,012,559		1,012,559	—	—
Utilities	8,019,645		8,019,645	—	—
Closed End Mutual Fund Security:
Financials	19,079,678		19,079,678	—	—
Convertible Preferred Stock:
Utilities	427,635		427,635	—	—
Corporate Bond & Note	324,230		—	324,230	—
Short-Term Investments:
Money Market Fund	30,809,461		30,809,461	—	—
Time Deposits	9,494,345		—	9,494,345	—

Total Investments, at value	$550,887,336	*	$541,066,584	$9,818,575	$2,177	*

Other Financial Instruments — Assets
Futures Contracts	$50,358		$50,358	$—	$—

Total Other Financial Instruments — Assets	$50,358		$50,358	$—	$—

International Equity Fund
Investments, at value
Common Stocks:
France	$157,441,670		$212,845	$157,228,825	$—
Germany	150,608,118		—	150,608,118	—
Japan	311,803,844		—	311,803,844	—
Switzerland	158,310,271		—	158,310,271	—
United Kingdom	269,300,673		860,956	268,439,717	—
Other Countries**	567,607,234		106,198,495	461,408,739	—
Preferred Stocks:
Brazil	2,436,923		2,436,923	—	—
Germany	12,859,626		—	12,859,626	—
Closed End Mutual Fund Security:
United States	988,655		988,655	—	—
Short-Term Investments:
Money Market Fund	12,790,871		12,790,871	—	—
Time Deposits	37,728,145		—	37,728,145	—

Total Investments, at value	$1,681,876,030		$123,488,745	$1,558,387,285	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Other Financial Instruments — Assets
Futures Contracts	$5,079	$5,079	$—	$—

Total Other Financial Instruments — Assets	$5,079	$5,079	$—	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(14,823)	$(14,823)	$—	$—

Total Other Financial Instruments — Liabilities	$(14,823)	$(14,823)	$—	$—

Emerging Markets Equity Fund
Investments, at value
Common Stocks:
Brazil	$25,542,941	$25,542,941	$—	$—
China	125,134,136	35,127,906	90,004,281	1,949
India	43,489,784	5,416,319	38,073,465	—
South Africa	32,287,834	—	32,287,834	—
South Korea	54,309,365	92,722	54,216,643	—
Taiwan	37,080,046	—	37,080,046	—
Other Countries**	144,071,482	52,303,963	91,767,519	—
Preferred Stocks:
Brazil	4,988,464	4,988,464	—	—
Chile	185,853	185,853	—	—
Colombia	236,135	236,135	—	—
Russia	161,773	161,773	—	—
South Korea	9,531,874	—	9,531,874	—
Warrant:
Thailand	— *	—	—	—	*
Rights:
Brazil	— *	—	—	—	*
Hong Kong	2,245	—	—	2,245
Short-Term Investments:
Money Market Fund	6,554,643	6,554,643	—	—
Time Deposits	19,339,492	—	19,339,492	—

Total Investments, at value	$502,916,067 *	$130,610,719	$372,301,154	$4,194	*

Other Financial Instruments — Liabilities
Futures Contract	$(58,890)	$(58,890)	$—	$—

Total Other Financial Instruments — Liabilities	$(58,890)	$(58,890)	$—	$—

Core Fixed Income Fund
Investments, at value
Corporate Bonds & Notes	$288,090,699	$—	$288,090,699	$—
Mortgage-Backed Securities	215,261,652	—	215,261,652	—
U.S. Government Agencies & Obligations	205,834,687	—	205,834,687	—
Collateralized Mortgage Obligations	94,894,751	—	94,894,751	—
Sovereign Bonds	20,761,375	—	20,761,375	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Asset-Backed Securities	$16,710,115	$—	$16,710,115	$—
Senior Loans	9,322,982	—	9,322,982	—
Municipal Bonds	3,910,588	—	3,910,588	—
Preferred Stock:
Financials	101,840	101,840	—	—
Purchased Options	253,376	220,828	32,548	—
Short-Term Investments:
Commercial Papers	8,336,811	—	8,336,811	—
Money Market Fund	278,108	278,108	—	—
Repurchase Agreement	10,000,000	—	10,000,000	—
Sovereign Bonds	7,879,879	—	7,879,879	—
Time Deposits	19,462,659	—	19,462,659	—
U.S. Government Agencies	6,185,164	—	6,185,164	—
U.S. Government Obligations	16,033,889	—	16,033,889	—

Total Investments, at value	$923,318,575	$600,776	$922,717,799	$—

Other Financial Instruments — Assets
Futures Contracts	$235,005	$235,005	$—	$—
Forward Foreign Currency Contracts	219,939	—	219,939	—
Centrally Cleared Interest Rate Swaps	117,324	—	117,324	—

Total Other Financial Instruments — Assets	$572,268	$235,005	$337,263	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(266,171)	$(249,578)	$(16,593)	$—
Futures Contracts	(434,210)	(434,210)	—	—
Forward Foreign Currency Contracts	(770,285)	—	(770,285)	—
OTC Interest Rate Swap	(13,177)	—	(13,177)	—
Centrally Cleared Interest Rate Swaps	(126,210)	—	(126,210)	—
Centrally Cleared Credit Default Swaps	(24,084)	—	(24,084)	—

Total Other Financial Instruments — Liabilities	$(1,634,137)	$(683,788)	$(950,349)	$—

High Yield Fund
Investments, at value
Corporate Bonds & Notes	$51,366,111	$—	$51,203,279	$162,832
Senior Loans	2,945,793	—	2,945,793	—
Common Stocks:
Consumer Cyclical	233,000	—	—	233,000
Energy	951,925	721,770	189,264	40,891
Financials	— *	—	—	—	*
Collateralized Mortgage Obligations	334,466	—	334,466	—
Preferred Stocks:
Energy	53,010	—	10,605	42,405
Financials	206,601	206,601	—	—
Sovereign Bond	124,202	—	124,202	—
Convertible Preferred Stock:
Energy	16,500	—	16,500	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments:
Money Market Fund	$130,211	$130,211	$—	$—
Time Deposits	1,789,965	—	1,789,965	—

Total Investments, at value	$58,151,784 *	$1,058,582	$56,614,074	$479,128	*

International Fixed Income Fund
Investments, at value
Corporate Bonds & Notes:
United Kingdom	$9,023,836	$—	$9,023,836	$—
United States	11,309,255	—	11,309,255	—
Other Countries**	32,237,797	—	32,237,797	—
Sovereign Bonds:
France	7,195,027	—	7,195,027	—
Japan	13,502,969	—	13,502,969	—
United Kingdom	7,810,759	—	7,810,759	—
Other Countries**	21,941,077	—	21,941,077	—
Collateralized Mortgage Obligations	24,825,115	—	24,825,115	—
Mortgage-Backed Securities	18,234,993	—	18,234,993	—
U.S. Government Obligations	11,114,019	—	11,114,019	—
Senior Loan	196,936	—	196,936	—
Asset-Backed Security	102,800	—	102,800	—
Municipal Bond	43,596	—	43,596	—
Purchased Options	17,795	180	17,615	—
Short-Term Investments:
Commercial Paper	399,854	—	399,854	—
Sovereign Bonds:
Japan	9,365,510	—	9,365,510	—
Other Countries**	4,888,059	—	4,888,059	—
Time Deposits	3,572,603	—	3,572,603	—

Total Investments, at value	$175,782,000	$180	$175,781,820	$—

Other Financial Instruments — Assets
Futures Contracts	$246,632	$246,632	$—	$—
Forward Foreign Currency Contracts	2,065,016	—	2,065,016	—
OTC Interest Rate Swaps	5,346	—	5,346	—
Centrally Cleared Interest Rate Swaps	2,169,684	—	2,169,684	—
OTC Credit Default Swaps	6,647	—	6,647	—
Centrally Cleared Credit Default Swaps	492,501	—	492,501	—
OTC Cross-Currency Swaps	30,401	—	30,401	—

Total Other Financial Instruments — Assets	$5,016,227	$246,632	$4,769,595	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(53,136)	$—	$(53,136)	$—
Reverse Repurchase Agreements	(14,359,379)	—	(14,359,379)	—
Futures Contracts	(345,869)	(345,869)	—	—
Forward Foreign Currency Contracts	(1,558,188)	—	(1,558,188)	—
Centrally Cleared Interest Rate Swaps	(707,464)	—	(707,464)	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
OTC Credit Default Swaps	$(33,957)	$—	$(33,957)	$—
Centrally Cleared Credit Default Swaps	(11,617)	—	(11,617)	—

Total Other Financial Instruments — Liabilities	$(17,069,610)	$(345,869)	$(16,723,741)	$—

Municipal Bond Fund
Investments, at value
Municipal Bonds	$61,684,323	$—	$61,684,323	$—
Short-Term Investments:
Time Deposits	1,193,414	—	1,193,414	—

Total Investments, at value	$62,877,737	$—	$62,877,737	$—

Inflation-Linked Fixed Income Fund
Investments, at value
U.S. Government Obligations	$235,622,392	$—	$235,622,392	$—
Sovereign Bonds	17,946,054	—	17,946,054	—
Collateralized Mortgage Obligations	12,424,771	—	12,424,771	—
Mortgage-Backed Securities	9,579,746	—	9,579,746	—
Corporate Bonds & Notes	7,544,385	—	7,544,385	—
Asset-Backed Security	239,713	—	239,713	—
Short-Term Investments:
Sovereign Bonds	3,630,538	—	3,630,538	—
Time Deposits	1,583,836	—	1,583,836	—

Total Investments, at value	$288,571,435	$—	$288,571,435	$—

Other Financial Instruments — Assets
Futures Contracts	$137,574	$137,574	$—	$—
Forward Foreign Currency Contracts	1,298,318	—	1,298,318	—
Centrally Cleared Interest Rate Swaps	710,992	—	710,992	—
Centrally Cleared Inflation Rate Swaps	169,073	—	169,073	—
OTC Credit Default Swaps	33,797	—	33,797	—
Centrally Cleared Credit Default Swaps	52,836	—	52,836	—

Total Other Financial Instruments — Assets	$2,402,590	$137,574	$2,265,016	$—

Other Financial Instruments — Liabilities
Options Contracts Written	$(38,910)	$(12,337)	$(26,573)	$—
Reverse Repurchase Agreements	(41,957,579)	—	(41,957,579)	—
Futures Contracts	(37,767)	(37,767)	—	—
Forward Foreign Currency Contracts	(284,329)	—	(284,329)	—
Centrally Cleared Interest Rate Swaps	(407,168)	—	(407,168)	—
Centrally Cleared Inflation Rate Swaps	(93,348)	—	(93,348)	—
Centrally Cleared Credit Default Swap	(5,155)	—	(5,155)	—

Total Other Financial Instruments — Liabilities	$(42,824,256)	$(50,104)	$(42,774,152)	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2018	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Ultra-Short Term Fixed Income Fund
Investments, at value
Corporate Bonds & Notes	$308,776,385	$—	$308,776,385	$—
U.S. Government Obligations	97,258,967	—	97,258,967	—
Collateralized Mortgage Obligations	68,755,506	—	68,755,506	—
Asset-Backed Securities	24,105,110	—	24,105,110	—
Sovereign Bonds	17,780,079	—	17,780,079	—
Municipal Bond	1,630,704	—	1,630,704	—
Senior Loans	829,702	—	829,702	—
Short-Term Investments:
Commercial Papers	9,194,012	—	9,194,012	—
Corporate Bonds	1,099,668	—	1,099,668	—
Time Deposits	1,513,583	—	1,513,583	—

Total Investments, at value	$530,943,716	$—	$530,943,716	$—

Other Financial Instruments — Assets
Futures Contracts	$406,825	$406,825	$—	$—
Forward Foreign Currency Contracts	177,693	—	177,693	—
Centrally Cleared Interest Rate Swap	5,983	—	5,983	—

Total Other Financial Instruments — Assets	$590,501	$406,825	$183,676	$—

Other Financial Instruments — Liabilities
Futures Contracts	$(223,980)	$(223,980)	$—	$—
Forward Foreign Currency Contracts	(152,813)	—	(152,813)	—
Centrally Cleared Credit Default Swap	(32,966)	—	(32,966)	—

Total Other Financial Instruments — Liabilities	$(409,759)	$(223,980)	$(185,779)	$—

Alternative Strategies Fund
Investments, at value
Open End Mutual Fund Securities:
United States	$5,109,016	$5,109,016	$—	$—

Total Investments, at value	$5,109,016	$5,109,016	$—	$—

*	Includes securities that are valued in good faith at fair value by or under the direction of the Board of Trustees at $0.
**	Other Countries represents countries that are individually less than 5% of Net Assets.

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.

During the year ended August 31, 2018, Small-Mid Cap Equity Fund had a transfer from Level 1 to Level 3 of $2,177. International Equity Fund had a transfer from Level 1 to Level 2 of $177,617 and Level 2 to Level 1 of $261,810. Emerging Markets Equity Fund had a transfer from Level 1 to Level 2 of $31,048 and from Level 2 to Level 1 of $10,646,882. High Yield Fund had a transfer from Level 1 to Level 2 of $16,500, from Level 2 to Level 1 of $579,600 and from Level 3 to Level 2 of $678,167. Ultra-Short Term Fixed Income Fund had a transfer from Level 3 to Level 2 of $240,482.

Transfers from Level 1 to Level 2 were due to valuing the securities using significant observable inputs. Transfer from Level 1 to Level 3 was due to unavailability of unadjusted quote prices and valuing the security using significant unobservable inputs. Transfers from Level 2 to Level 1 were due to valuing the security using unadjusted quoted prices. Transfers from Level 3 to Level 2 were due to significant observable inputs available to determine the value of the securities.

Notes to Financial Statements

(continued)

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year September 1, 2017 through August 31, 2018:

	Total		Asset- Backed Securities	Collateralized Mortgage Obligations	Common Stocks		Corporate Bonds & Notes		Convertible Preferred Stocks	Senior Loans	Rights		Warrant
Small-Mid Cap Equity Fund
Balance as of August 31, 2017	$—	*	$—	$—	$—	*	$—		$—	$—	$—		$—
Total realized gain (loss)	—		—	—	—		—		—	—	—		—
Change in unrealized appreciation (depreciation)	—		—	—	—		—		—	—	—		—
Purchases	—		—	—	—		—		—	—	—		—
(Sales)	—		—	—	—		—		—	—	—		—
Transfers in	2,177		—	—	2,177		—		—	—	—		—
(Transfers out)	—		—	—	—		—		—	—	—		—

Balance as of August 31, 2018	$2,177	*	$—	$—	$2,177	*	$—		$—	$—	$—		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2018	$—		$—	$—	$—		$—		$—	$—	$—		$—

Emerging Markets Equity Fund
Balance as of August 31, 2017	$30,931	*	$—	$—	$30,931	*	$—		$—	$—	$—	*	$—
Total realized gain (loss)	(10,193)		—	—	(10,193)		—		—	—	—		—
Change in unrealized appreciation (depreciation)	14,574		—	—	12,329		—		—	—	2,245		—
Purchases	—	*	—	—	—		—		—	—	—		—	*
(Sales)	(31,118	)*	—	—	(31,118	)*	—		—	—	—	*	—
Transfers in	—		—	—	—		—		—	—	—		—
(Transfers out)	—		—	—	—		—		—	—	—		—

Balance as of August 31, 2018	$4,194	*	$—	$—	$1,949		$—		$—	$—	$2,245	*	$—	*

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2018	$4,194		$—	$—	$1,949		$—		$—	$—	$2,245		$—

Core Fixed Income Fund
Balance as of August 31, 2017	$—	*	$—	$—	$—		$—	*	—	$—	$—		$—
Total realized gain (loss)	—		—	—	—		—		—	—	—		—
Accrued discounts (premiums)	—		—	—	—		—		—	—	—		—
Change in unrealized appreciation (depreciation)	—		—	—	—		—		—	—	—		—
Purchases	—		—	—	—		—		—	—	—		—
(Sales)	—		—	—	—		—		—	—	—		—
Transfers in	—		—	—	—		—		—	—	—		—
(Transfers out)	—		—	—	—		—		—	—	—		—

Balance as of August 31, 2018	$—	*	$—	$—	$—		$—	*	$—	$—	$—		$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2018	$—		$—	$—	$—		$—		$—	$—	$—		$—

Notes to Financial Statements

(continued)

	Total		Asset- Backed Securities	Collateralized Mortgage Obligations	Common Stocks		Corporate Bonds & Notes		Convertible Preferred Stocks	Senior Loans	Rights	Warrant
High Yield Fund
Balance as of August 31, 2017	$937,430	*	$—	$—	$110,232	*	$784,793	*	$42,405	$—	$—	$—
Total realized gain (loss)	109		—	—	—		109		—	—	—	—
Accured discounts (premiums)	6,617		—	—	—		6,617		—	—	—	—
Change in unrealized appreciation (depreciation)	191,941		—	—	163,659		28,282		—	—	—	—
Purchases	21,198	*	—	—	—		21,198	*	—	—	—	—
(Sales)	—	*	—	—	—		—	*	—	—	—	—
Transfers in	—		—	—	—		—		—	—	—	—
(Transfers out)	(678,167)		—	—	—		(678,167)		—	—	—	—

Balance as of August 31, 2018	$479,128	*	$—	$—	$273,891	*	$162,832	*	$42,405	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2018	$158,187		$—	$—	$163,659		$(5,472)		$—	$—	$—	$—

Ultra-Short Term Fixed Income Fund
Balance as of August 31, 2017	$1,053,309		$—	$1,000,114	$—		$—		$—	$53,195	$—	$—
Total realized gain (loss)	—		—	—	—		—		—	—	—	—
Accured discounts (premiums)	—		—	—	—		—		—	—	—	—
Change in unrealized appreciation (depreciation)	(67)		—	(114)	—		—		—	47	—	—
Purchases	346,820		—	—	—		—		—	346,820 **	—	—
(Sales)	(1,159,580)		—	(1,000,000)	—		—		—	(159,580)	—	—
Transfers in	—		—	—	—		—		—	—	—	—
(Transfers out)	(240,482)		—	—	—		—		—	(240,482)	—	—

Balance as of August 31, 2018	$—		$—	$—	$—		$—		$—	$—	$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2018	$—		$—	$—	$—		$—		$—	$—	$—	$—

*	Includes securities that are valued at $0.
**	Amount represents the funding of unfunded loan commitments.

(b) Accounting for Derivative Instruments. Derivative instruments require enhanced disclosures regarding a Fund’s credit derivatives holdings, including credit default swaps, credit spread options and hybrid financial instruments containing embedded credit derivatives.

All open derivative positions at the year-end for each Fund are disclosed in the Fund’s Schedule of Investments.

Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. Following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:

(i) Futures Contracts. Certain Funds may enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments and are reported on the Statements of

Notes to Financial Statements

(continued)

Assets and Liabilities. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.

(ii) Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(iv) Inflation-Capped Options. Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability on the Statements of Assets and Liabilities and subsequently marked to market to reflect the change value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

(v) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or

Notes to Financial Statements

(continued)

offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(vi) Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets. Gain or loss is recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and Changes in Net Assets. Details of purchased swaptions contracts held at year-end are included on the Fund’s Schedule of Investments under the caption “Purchased Options.”

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vii) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Such amounts are reported on the Statements of Assets and Liabilities as deposits with counterparties.

Notes to Financial Statements

(continued)

(viii) Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

(ix) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.

(x) Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on swap contracts for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

(xi) Cross-Currency Swaps. Certain Funds may enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps

Notes to Financial Statements

(continued)

are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

(xii) Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

(xiii) Inflation Rate Swap Contracts. The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statements of Operations. Inflation rate swap contracts are subject to movements in interest rates.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at August 31, 2018:

Large Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$441,639	$441,639

	$—	$—	$—	$441,639	$441,639

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$917,096	$917,096

	$—	$—	$—	$917,096	$917,096

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$349,605	$349,605

	$—	$—	$—	$349,605	$349,605

Notes to Financial Statements

(continued)

Small-Mid Cap Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$50,358	$50,358

	$—	$—	$—	$50,358	$50,358

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$532,314	$532,314

	$—	$—	$—	$532,314	$532,314

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$54,906	$54,906

	$—	$—	$—	$54,906	$54,906

International Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$—	$—	$—	$5,079	$5,079

	$—	$—	$—	$5,079	$5,079

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$14,823	$14,823

	$—	$—	$—	$14,823	$14,823

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$—	$—	$—	$115,418	$115,418
Forward foreign currency contracts	—	(14,204)	—	—	(14,204)

	$—	$(14,204)	$—	$115,418	$101,214

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$(1,620)	$(1,620)

	$—	$—	$—	$(1,620)	$(1,620)

Notes to Financial Statements

(continued)

Emerging Markets Equity Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Liability derivatives
Unrealized depreciation on open futures contracts (b)	$—	$—	$—	$58,890	$58,890

	$—	$—	$—	$58,890	$58,890

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Futures contracts	$—	$—	$—	$74,176	$74,176

	$—	$—	$—	$74,176	$74,176

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$—	$—	$—	$(152,054)	$(152,054)

	$—	$—	$—	$(152,054)	$(152,054)

Core Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$220,828	$32,548	$—	$—	$253,376
Unrealized appreciation on open futures contracts (b)	216,403	18,602	—	—	235,005
Unrealized appreciation on forward foreign currency contracts (c)	—	219,939	—	—	219,939
Unrealized appreciation on centrally cleared swaps (f)	117,324	—	—	—	117,324

	$554,555	$271,089	$—	$—	$825,644

Liability derivatives
Options contracts written outstanding (a)	$249,578	$16,593	$—	$—	$266,171
Unrealized depreciation on open futures contracts (b)	434,210	—	—	—	434,210
Unrealized depreciation on forward foreign currency contracts (a)	—	770,285	—	—	770,285
Unrealized depreciation on centrally cleared swaps (f)	126,210	—	24,084	—	150,294
Unrealized depreciation on OTC swaps (a)	13,177	—	—	—	13,177

	$823,175	$786,878	$24,084	$—	$1,634,137

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$(1,275,384)	$(197,545)	$—	$—	$(1,472,929)
Futures contracts	(1,344,338)	(17,249)	—	—	(1,361,587)
Options written	1,072,403	107,023	—	—	1,179,426
Swap contracts	776,409	—	(8,401)	—	768,008
Forward foreign currency contracts	—	(61,271)	—	—	(61,271)

	$(770,910)	$(169,042)	$(8,401)	$—	$(948,353)

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$(78,231)	$(35,651)	$—	$—	$(113,882)
Futures contracts	(278,720)	62,365	—	—	(216,355)
Options contracts written	31,807	45,166	—	—	76,973
Swap contracts	193,743	—	(24,084)	—	169,659
Forward foreign currency contracts	—	(137,020)	—	—	(137,020)

	$(131,401)	$(65,140)	$(24,084)	$—	$(220,625)

International Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Purchased options (c)	$180	$17,615	$—	$—	$17,795
Unrealized appreciation on open futures contracts (b)	246,632	—	—	—	246,632
Unrealized appreciation on forward foreign currency contracts (c)	—	2,065,016	—	—	2,065,016
Unrealized appreciation on centrally cleared swaps (f)	2,169,684	—	492,501	—	2,662,185
Unrealized appreciation on OTC swaps (c)	5,346	30,401	6,647	—	42,394

	$2,421,842	$2,113,032	$499,148	$—	$5,034,022

Liability derivatives
Options contracts written outstanding (a)	$1,460	$49,437	$2,239	$—	$53,136
Unrealized depreciation on open futures contracts (b)	345,869	—	—	—	345,869
Unrealized depreciation on forward foreign currency contracts (a)	—	1,558,188	—	—	1,558,188
Unrealized depreciation on centrally cleared swaps (f)	707,464	—	11,617	—	719,081
Unrealized depreciation on OTC swaps (a)	—	—	33,957	—	33,957

	$1,054,793	$1,607,625	$47,813	$—	$2,710,231

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$(79,611)	$33,840	$—	$—	$(45,771)
Futures contracts	(722,449)	—	—	—	(722,449)
Options contracts written	70,116	141,840	14,797	—	226,753
Swap contracts	2,233,394	2,207,413	(1,253,005)	—	3,187,802
Forward foreign currency contracts	—	962,438	—	—	962,438

	$1,501,450	$3,345,531	$(1,238,208)	$—	$3,608,773

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$88,856	$(22,216)	$—	$—	$66,640
Futures contracts	(418,970)	—	—	—	(418,970)
Options contracts written	2,371	(11,696)	6,617	—	(2,708)
Swap contracts	1,094,224	(847,589)	652,675	—	899,310
Forward foreign currency contracts	—	1,770,554	—	—	1,770,554

	$766,481	$889,053	$659,292	$—	$2,314,826

Inflation-Linked Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$137,574	$—	$—	$—	$137,574
Unrealized appreciation on forward foreign currency contracts (c)	—	1,298,318	—	—	1,298,318
Unrealized appreciation on centrally cleared swaps (f)	880,065	—	52,836	—	932,901
Unrealized appreciation on OTC swaps (c)	—	—	33,797	—	33,797

	$1,017,639	$1,298,318	$86,633	$—	$2,402,590

Liability derivatives
Options contracts written outstanding (a)	$15,439	$21,139	$2,332	$—	$38,910
Unrealized depreciation on open futures contracts (b)	37,767	—	—	—	37,767
Unrealized depreciation on forward foreign currency contracts (a)	—	284,329	—	—	284,329
Unrealized depreciation on centrally cleared swaps (f)	500,516	—	5,155	—	505,671

	$553,722	$305,468	$7,487	$—	$866,677

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Purchased options	$(112,204)	$3,107	$—	$—	$(109,097)
Futures contracts	501,767	—	—	—	501,767
Options written	231,178	8,332	14,197	—	253,707
Swap contracts	770,000	—	(153,261)	—	616,739
Forward foreign currency contracts	—	667,981	—	—	667,981

	$1,390,741	$679,420	$(139,064)	$—	$1,931,097

Change in unrealized appreciation (depreciation) on derivatives (e)
Purchased options	$44,925	$—	$—	$—	$44,925
Futures contracts	71,120	—	—	—	71,120
Options contracts written	13,128	(8,719)	2,662	—	7,071
Swap contracts	113,340	—	70,300	—	183,640
Forward foreign currency contracts	—	1,621,443	—	—	1,621,443

	$242,513	$1,612,724	$72,962	$—	$1,928,199

Ultra-Short Term Fixed Income Fund

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Asset derivatives
Unrealized appreciation on open futures contracts (b)	$406,825	$—	$—	$—	$406,825
Unrealized appreciation on forward foreign currency contracts (c)	—	177,693	—	—	177,693
Unrealized appreciation on centrally cleared swaps (f)	5,983	—	—	—	5,983

	$412,808	$177,693	$—	$—	$590,501

Liability derivatives
Unrealized depreciation on open futures contracts (b)	$223,980	$—	$—	$—	$223,980
Unrealized depreciation on forward foreign currency contracts (a)	—	152,813	—	—	152,813
Unrealized depreciation on centrally cleared swaps (f)	—	—	32,966	—	32,966

	$223,980	$152,813	$32,966	$—	$409,759

Notes to Financial Statements

(continued)

Effect of Derivative Instruments on the Statements of Operations for the Year Ended August 31, 2018

Location	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Realized gain/(loss) on derivatives (d)
Futures contracts	$1,595,336	$—	$—	$—	$1,595,336
Swap contracts	(35,638)	—	(235,056)	—	(270,694)
Forward foreign currency contracts	—	1,090,478	—	—	1,090,478

	$1,559,698	$1,090,478	$(235,056)	$—	$2,415,120

Change in unrealized appreciation (depreciation) on derivatives (e)
Futures contracts	$143,852	$—	$—	$—	$143,852
Swap contracts	333,298	—	17,426	—	350,724
Forward foreign currency contracts	—	(156,782)	—	—	(156,782)

	$477,150	$(156,782)	$17,426	$—	$337,794

(a)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts, unrealized depreciation on OTC swap contracts or options contracts written, at value.
(b)

Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the open exchanged-traded futures contracts table in the Fund’s Schedule of Investments.

(c)	Statements of Assets and Liabilities location: Investments, at value or unrealized appreciation on open forward foreign currency contracts or unrealized appreciation on OTC swap contracts.
(d)	Statements of Operations location: Net realized gain (loss) from investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.
(e)

Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, forward foreign currency contracts, futures contracts, options contracts written or swap contracts.

(f)

Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on centrally cleared swaps is reported in the open swap contracts tables in the Fund’s Schedule of Investments.

The average notional amounts of futures contracts, swaps contracts and forward foreign currency contracts, and the average market value of options contracts written and purchased options outstanding during the year ended August 31, 2018 were as follows:

Large Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$8,412,576

Small-Mid Cap Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$2,996,979

International Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$2,027,494
Forward foreign currency contracts	—	12,935	—	—

Notes to Financial Statements

(continued)

Emerging Markets Equity Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$—	$—	$—	$1,770,426

Core Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$144,875	$76,602	$—	$—
Futures contracts	352,108,045	897,858	—	—
Option contracts written	102,090	10,920	—	—
Swap contracts	30,017,316	—	983,077	—
Forward foreign currency contracts	—	38,233,447	—	—

International Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$2,234	$50,646	$—	$—
Futures contracts	272,559,482	—	—	—
Option contracts written	11,821	47,730	4,589	—
Swap contracts	403,401,817	30,195,698	90,293,193	—
Forward foreign currency contracts	—	241,945,723	—	—

Inflation-Linked Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Purchased options	$57,886	$567	$—	$—
Futures contracts	63,395,258	—	—	—
Option contracts written	29,753	3,106	1,962	—
Swap contracts	92,965,465	—	4,272,364	—
Forward foreign currency contracts	—	51,515,227	—	—

Ultra-Short Term Fixed Income Fund

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk
Futures contracts	$725,444,214	$—	$—	$—
Swap contracts	770,337,968	—	6,892,308	—
Forward foreign currency contracts	—	61,241,796	—	—

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Notes to Financial Statements

(continued)

(d) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(e) Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. All non-cash collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances. See Note 1(x).

The following table presents securities on loan that are subject to enforceable netting arrangements as of August 31, 2018:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Fund	Gross Asset Amount Presented in the Statements of Assets and Liabilities (a)	Financial Instrument	Collateral Received (b)(c)	Net Amount (Not less than $0)
Large Cap Equity Fund	$6,194,283	$—	$(6,194,283)	$—
Small-Mid Cap Equity Fund	30,292,221	—	(30,292,221)	—
International Equity Fund	12,101,303	—	(12,101,303)	—
Emerging Markets Equity Fund	5,922,201	—	(5,922,201)	—
Core Fixed Income Fund	262,867	—	(262,867)	—
High Yield Fund	123,943	—	(123,943)	—

(a)	Represents market value of securities on loan at period end.
(b)

The Funds received cash collateral of $6,403,240, $30,809,461, $12,790,871, $6,554,643, $278,108 and $130,211, respectively, which was subsequently invested in Invesco STIT — Government & Agency Portfolio as reported in the Schedules of Investments.

(c)	The actual collateral received could be greater than the amount shown here due to overcollateralization.

The Funds have adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

Notes to Financial Statements

(continued)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of August 31, 2018:

	Remaining Contractual Maturity of the Agreements As of August 31, 2018
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Large Cap Equity Fund
Securities Lending Transactions
Common Stocks	$6,403,240	$—	$—	$—	$6,403,240

Total Borrowings	$6,403,240	$—	$—	$—	$6,403,240

Gross amount of recognized liabilities for securities lending transactions					$6,403,240

Small-Mid Cap Equity Fund
Securities Lending Transactions
Common Stocks	$30,809,461	$—	$—	$—	$30,809,461

Total Borrowings	$30,809,461	$—	$—	$—	$30,809,461

Gross amount of recognized liabilities for securities lending transactions					$30,809,461

International Equity Fund
Securities Lending Transactions
Common Stocks	$12,790,871	$—	$—	$—	$12,790,871

Total Borrowings	$12,790,871	$—	$—	$—	$12,790,871

Gross amount of recognized liabilities for securities lending transactions					$12,790,871

Emerging Markets Equity Fund
Securities Lending Transactions
Common Stocks	$6,554,643	$—	$—	$—	$6,554,643

Total Borrowings	$6,554,643	$—	$—	$—	$6,554,643

Gross amount of recognized liabilities for securities lending transactions					$6,554,643

Core Fixed Income Fund
Securities Lending Transactions
Corporate Security	$278,108	$—	$—	$—	$278,108

Total Borrowings	$278,108	$—	$—	$—	$278,108

Gross amount of recognized liabilities for securities lending transactions					$278,108

High Yield Fund
Securities Lending Transactions
Corporate Securities	$—	$—	$—	$130,211	$130,211

Total Borrowings	$—	$—	$—	$130,211	$130,211

Gross amount of recognized liabilities for securities lending transactions					$130,211

International Fixed Income Fund
Reverse Repurchase Agreements Transactions
Sovereign Bonds	$—	$—	$6,693,100	$—	$6,693,100
U.S. Government Obligations	—	3,181,375	4,484,904	—	7,666,279

Total Borrowings	$—	$3,181,375	$11,178,004	$—	$14,359,379

Gross amount of recognized liabilities for reverse repurchase agreements transactions					$14,359,379

Notes to Financial Statements

(continued)

	Remaining Contractual Maturity of the Agreements As of August 31, 2018
	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Inflation-Linked Fixed Income Fund
Reverse Repurchase Agreements Transactions
U.S. Government Obligations	$—	$10,850,875	$31,106,704	$—	$41,957,579

Total Borrowings	$—	$10,850,875	$31,106,704	$—	$41,957,579

Gross amount of recognized liabilities for reverse repurchase agreements transactions					$41,957,579

(g) To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in Net realized gain (loss) on investments on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in Net change in unrealized appreciation (depreciation) on investments on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments.” The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sale price and the future purchase price is recorded as an adjustment to interest income.

Notes to Financial Statements

(continued)

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

(m) Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

(n) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt, if any, and is included in interest and dividend income, respectively. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(o) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Notes to Financial Statements

(continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(p) Distributions to Shareholders. Distributions from net investment income for Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Alternative Strategies Fund, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Fund, High Yield Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, if any, are declared and paid on a monthly basis.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2017 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Fund		Undistributed (Dividend in excess of) Net Investment Income	Undistributed Realized Gains/ (Accumulated Net Realized Losses)	Paid-in-capital
Large Cap Equity Fund	(a),(g),(h),(f),(j)	$(906,331)	$(19,528,994)	$20,435,325
Small-Mid Cap Equity Fund	(a),(c),(h),(f),(j)	(516,106)	(21,091,180)	21,607,286
International Equity Fund	(c),(g),(i),(f)	46,002	234,700,049	(234,746,051)
Emerging Markets Equity Fund	(c),(g)	(440,766)	440,766	—
Core Fixed Income Fund	(d),(e),(g),(k)	2,239,932	(1,620,021)	(619,911)
High Yield Fund	(d),(i),(f)	213,814	5,458,377	(5,672,191)
International Fixed Income Fund	(d),(g),(i),(k)	876,730	3,415,715	(4,292,445)
Municipal Bond Fund		—	—	—
Inflation-Linked Fixed Income Fund	(d),(g),(k)	960,626	(960,626)	—
Ultra-Short Term Fixed Income Fund	(d),(g),(k)	2,405,095	(2,405,095)	—
Alternative Strategies Fund	(b)	16,932	—	(16,932)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.
(b)	Reclassifications are primarily due to a tax net operating loss.
(c)	Reclassifications are primarily due to book/tax differences in the treatment of passive foreign investment companies.
(d)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.
(e)	Reclassifications are primarily due to distribution reclass.
(f)	Reclassifications are primarily due to partnership sales reclass.
(g)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.
(h)	Reclassifications are primarily due to use of tax equalization.
(i)	Reclassifications are primarily due to expiration of capital loss carryforward.
(j)	Reclassifications are primarily due to treatment of ROC dividends received.
(k)	Reclassifications are primarily due to derivatives treated as ordinary income for tax purposes.

(s) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board. The value of restricted securities is determined as described in Note 1(a).

Notes to Financial Statements

(continued)

(t) Reverse Repurchase Agreements. Certain Funds may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

(u) Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(v) Offering costs. Offering costs are incurred in connection with launching of new funds. These offering costs are accounted for as deferred charges and are being amortized to expense over 12 months on a straight line basis.

(w) Senior Floating-Rate Loans. Interests in senior floating-rate loans (“Senior Loans”) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

In connection with bank loan interests, the Fund may enter into unfunded bank loan interests (“commitments”). Unfunded loan commitments may be partially or wholly unfunded. The fund is obligated to fund those commitments at borrower’s discretion. In connection with these commitments, the Fund earns a commitment fee, which is included in interest income in the Statement of Operations and recognized respectively over the commitment period. As of August 31, 2018, the Fund had no unfunded loan commitments.

(x) Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Notes to Financial Statements

(continued)

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by counterparty for the benefit of the Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at August 31, 2018 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 1(a)).

Repurchase agreements and reverse repurchase agreements may be entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. The Fund’s repurchase agreements as of August 31, 2018 are shown on a gross basis and the required offsetting disclosures are shown in the Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements as of August 31, 2018.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of August 31, 2018:

	Assets		Liabilities
Derivative Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities		Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Core Fixed Income Fund:
Forward foreign currency contracts	$219,939		$770,285
Options contracts	32,548	(b)	16,593
Swap contracts	—		13,177

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$252,487		$800,055

International Fixed Income Fund:
Forward foreign currency contracts	$2,065,016		$1,558,188
Options contracts	17,615	(b)	53,136
Swap contracts	42,394		33,957

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$2,125,025		$1,645,281

Inflation-Linked Fixed Income Fund:
Forward foreign currency contracts	$1,298,318		$284,329
Options contracts	—		26,573
Swap contracts	33,797		—

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$1,332,115		$310,902

Ultra-Short Term Fixed Income Fund:
Forward foreign currency contracts	$177,693		$152,813

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$177,693		$152,813

(a)	Excludes exchange-traded derivatives.
(b)	Amounts are included in Unaffiliated Investments in the Statements of Assets and Liabilities.

Notes to Financial Statements

(continued)

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of August 31, 2018:

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
Core Fixed Income Fund
Over-the-counter
Citigroup Global Markets Inc.	$226,691	$(226,691)	$—	$—
Goldman Sachs & Co.	25,796	(25,796)	—	—

Total Over-the-counter derivative instruments	$252,487	$(252,487)	$—	$—

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
Core Fixed Income Fund
Over-the-counter
Citigroup Global Markets Inc.	$767,578	$(226,691)	$—	$540,887
Goldman Sachs & Co.	32,477	(25,796)	—	6,681

Total Over-the-counter derivative instruments	$800,055	$(252,487)	$—	$547,568

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
International Fixed Income Fund
Over-the-counter
Bank of America	$466,187	$(242,354)	$—	$223,833
Barclays Bank PLC	7,370	(7,370)	—	—
BNP Paribas SA	141,493	(141,493)	—	—
Deutsche Bank AG	82,915	(41,014)	(20,000)	21,901
Goldman Sachs & Co.	35,082	(35,082)	—	—
HSBC Bank USA	375,299	(375,299)	—	—
JPMorgan Chase & Co.	479,060	(96,996)	(300,000)	82,064
Royal Bank of Scotland PLC	131,874	(39,379)	—	92,495
Societe Generale SA	100,493	(100,493)	—	—
Standard Chartered Bank	305,044	(14,156)	(230,000)	60,888
UBS Securities LLC	208	(208)	—	—

Total Over-the-counter derivative instruments	$2,125,025	$(1,093,844)	$(550,000)	$481,181

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
International Fixed Income Fund
Over-the-counter
Bank of America	$242,354	$(242,354)	$—	$—
Barclays Bank PLC	157,277	(7,370)	—	149,907
BNP Paribas SA	186,936	(141,493)	—	45,443
Deutsche Bank AG	41,014	(41,014)	—	—
Goldman Sachs & Co.	40,831	(35,082)	—	5,749
HSBC Bank USA	659,028	(375,299)	—	283,729
JPMorgan Chase & Co.	96,996	(96,996)	—	—
Royal Bank of Scotland PLC	39,379	(39,379)	—	—
Societe Generale SA	104,699	(100,493)	—	4,206
Standard Chartered Bank	14,156	(14,156)	—	—
UBS Securities LLC	62,611	(208)	—	62,403

Total Over-the-counter derivative instruments	$1,645,281	$(1,093,844)	$—	$551,437

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
Inflation-Linked Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$54,872	$(44,359)	$—	$10,513
BNP Paribas SA	438,280	(90,768)	(280,000)	67,512
Deutsche Bank AG	5,241	(3,102)	(2,139)	—
HSBC Bank USA	219,283	(102,362)	(80,000)	36,921
JPMorgan Chase & Co.	332,026	(46,079)	(285,947)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	59,157	(23,108)	—	36,049
Standard Chartered Bank	223,256	(1,124)	(222,132)	—

Total Over-the-counter derivative instruments	$1,332,115	$(310,902)	$(870,218)	$150,995

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
Inflation-Linked Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$44,359	$(44,359)	$—	$—
BNP Paribas SA	90,768	(90,768)	—	—
Deutsche Bank AG	3,102	(3,102)	—	—
HSBC Bank USA	102,362	(102,362)	—	—
JPMorgan Chase & Co.	46,079	(46,079)	—	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	23,108	(23,108)	—	—
Standard Chartered Bank	1,124	(1,124)	—	—

Total Over-the-counter derivative instruments	$310,902	$(310,902)	$—	$—

Notes to Financial Statements

(continued)

Counterparty	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
Ultra-Short Term Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$—	$—	$—	$—
BNP Paribas SA	15,251	—	—	15,251
HSBC Bank USA	73,090	(468)	(60,000)	12,622
JPMorgan Chase & Co.	78,894	(894)	(60,000)	18,000
Standard Chartered Bank	10,458	(10,458)	—	—

Total Over-the-counter derivative instruments	$177,693	$(11,820)	$(120,000)	$45,873

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
Ultra-Short Term Fixed Income Fund
Over-the-counter
Barclays Bank PLC	$77,904	$—	$—	$77,904
BNP Paribas SA	—	—	—	—
HSBC Bank USA	468	(468)	—	—
JPMorgan Chase & Co.	894	(894)	—	—
Standard Chartered Bank	73,547	(10,458)	—	63,089

Total Over-the-counter derivative instruments	$152,813	$(11,820)	$—	$140,993

(a)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(b)	Net amount represents the new amount receivable from the counterparty in the event of default.
(c)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.

(d)	Net amount represents the net amount payable to the counterparty in the event of default.
(e)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2. Investment Management Agreement and Other Transactions with Affiliates

CGAS, a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment manager to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively the “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a sub-advisory fee from its investment management fees.

Effective January 1, 2018, CGAS has contractually agreed to waive fees and reimburse expenses for a period of one year in order to keep the Fund’s management fee from exceeding the total amount of sub-advisory fees paid by CGAS plus 0.20% based on average net assets. This contractual waiver will only apply if the Fund’s total management fees exceed the total amount of sub-advisory fees paid by CGAS plus 0.20%, and will not affect the Fund’s total management fees if they are less than such amount. This fee waiver and reimbursement agreement shall remain in effect until January 1, 2019. The agreement may be amended or terminated only with the consent of the Board of Trustees.

Notes to Financial Statements

(continued)

In addition, for Alternative Strategies Fund, CGAS and its affiliates have also separately agreed to waive fees and reimburse expenses in order to keep the Fund’s total annual operating expenses (exclusive of interest from borrowing, brokerage commissions, taxes, acquired fund fees and expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.95%. The contractual waiver arrangement shall remain in effect until January 1, 2019 and may be amended or terminated only with consent of the Board of Trustees.

The maximum allowable investment management fee represents the total amount that could be charged to each Fund. The aggregate fees paid by the Manager to each Fund’s Sub-advisers and the fees retained by the Manager for the year ended August 31, 2018 are indicated below:

Fund	Sub-advisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Large Cap Equity Fund	0.19%	0.20%	0.60%
Small-Mid Cap Equity Fund	0.29%	0.20%	0.80%
International Equity Fund	0.33%	0.20%	0.70%
Emerging Markets Equity Fund	0.39%	0.20%	0.90%
Core Fixed Income Fund	0.18%	0.20%	0.40%
High Yield Fund	0.30%	0.20%	0.70%
International Fixed Income Fund	0.25%	0.20%	0.50%
Municipal Bond Fund	0.20%	0.20%	0.40%
Inflation-Linked Fixed Income Fund	0.25%	0.20%	0.50%
Ultra-Short Term Fixed Income Fund	0.25%	0.20%	0.50%
Alternative Strategies Fund	N/A	0.20%	1.20%

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year ended August 31, 2018, the amounts waived and/or reimbursed by the Manager were as follows:

Fund	Amounts waived and/or reimbursed
Large Cap Equity Fund	$3,555,083
Small-Mid Cap Equity Fund	1,942,592
International Equity Fund	2,572,643
Emerging Markets Equity Fund	1,566,066
Core Fixed Income Fund	148,583
High Yield Fund	209,610
International Fixed Income Fund	75,449
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	109,157
Ultra-Short Term Fixed Income Fund	183,521
Alternative Strategies Fund	89,043

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0250% of the Trust’s assets up to $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

Notes to Financial Statements

(continued)

For the year ended August 31, 2018, Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates, including MSSBH, Morgan Stanley Smith Barney LLC, the Trust’s distributor, received brokerage commissions of:

Fund	Commission Dollars to MS&Co.
Large Cap Equity Fund	$3,393
Small-Mid Cap Equity Fund	467
International Equity Fund	4,636
Emerging Markets Equity Fund	2,302
Core Fixed Income Fund	—
High Yield Fund	—
International Fixed Income Fund	—
Municipal Bond Fund	—
Inflation-Linked Fixed Income Fund	—
Ultra-Short Term Fixed Income Fund	—
Alternative Strategies Fund	—

Officers of the Trust do not receive compensation directly from the Trust. The Funds may bear a portion of the annual compensation of the Fund’s Chief Compliance Officer.

For the year ended August 31, 2018, the Funds assume the following to be affiliated issuers:

Large Cap Equity Fund

Underlying Security	Number of Shares Held at August 31, 2017	Shares Purchased	Shares Sold	Number of Shares Held at August 31, 2018
Morgan Stanley	47,955	—	(9,076)	38,879

Underlying Security	Net Realized Gain/(Loss) on Sales of Affiliated Investment	Net Increase/Decrease in Unrealized Appreciation/(Depreciation)	Dividend/Interest Income from Affiliated Investments	Ending Value as of August 31, 2018
Morgan Stanley	$258,601	$(64,224)	$46,678	$1,898,462

Core Fixed Income Fund

Underlying Security	Face Amount Held at August 31, 2017	Face Amount Purchased	Face Amount Sold	Face Amount Held at August 31, 2018
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C10, Class A4, 4.219% due 7/15/46	$30,000	$—	$—	$30,000
Series 2013-C13, Class A4, 4.039% due 11/15/46	500,000	—	—	500,000
Series 2014-C16, Class A5, 3.892% due 6/15/47	370,000	—	(370,000)	—
Series 2015-C27, Class A4, 3.753% due 12/15/47	—	540,000	—	540,000
Series 2016-C30, Class C, 4.267% due 9/15/49	260,000	—	—	260,000

Underlying Security	Net Realized Gain/(Loss) on Sales of Affiliated Investment	Net Increase/Decrease in Unrealized Apprecation/ (Deprecation)	Dividend/Interest Income from Affiliated Investments	Ending Value as of August 31, 2018
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C10, Class A4, 4.219% due 7/15/46	$—	$(1,688)	$1,242	$31,020
Series 2013-C13, Class A4, 4.039% due 11/15/46	—	(26,278)	20,195	515,213
Series 2014-C16, Class A5, 3.892% due 6/15/47	(11,122)	(7,542)	10,620	—
Series 2015-C27, Class A4, 3.753% due 12/15/47	—	(1,628)	8,163	546,831
Series 2016-C30, Class C, 4.267% due 9/15/49	—	(11,102)	10,991	253,948

	$(11,122)	$(48,238)	$51,211	$1,347,012

Notes to Financial Statements

(continued)

3. Investments

During the year ended August 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

	Other Investments		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large Cap Equity Fund	$481,775,068	$692,480,120	$—	$—
Small-Mid Cap Equity Fund	206,230,879	465,386,863	—	—
International Equity Fund	1,014,512,867	592,650,854	—	—
Emerging Markets Equity Fund	158,689,330	119,256,166	—	—
Core Fixed Income Fund	266,643,132	148,075,503	1,885,411,223	1,811,759,022
High Yield Fund	57,403,832	163,159,927	—	—
International Fixed Income Fund	26,885,676	42,946,161	293,276,012	277,527,870
Municipal Bond Fund	18,336,055	10,218,605	—	—
Inflation-Linked Fixed Income Fund	30,666,780	23,828,158	202,691,671	171,419,338
Ultra-Short Term Fixed Income Fund	286,875,976	116,206,696	359,052,980	291,569,761
Alternative Strategies Fund*	5,353,956	267,146	—	—

*	The values shown represent the period from Fund’s inception (February 15, 2018) through the period ended August 31, 2018.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation at August 31, 2018 have been disclosed under respective schedules of investments.

4. Shares of Beneficial Interest

At August 31, 2018, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2018, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year Ended August 31, 2018	Year Ended August 31, 2017
Large Cap Equity Fund
Shares sold	11,076,982	10,239,844
Shares issued on reinvestment	4,143,088	3,438,631
Shares repurchased	(23,631,636)	(23,968,960)

Net Decrease	(8,411,566)	(10,290,485)

Small-Mid Cap Equity Fund
Shares sold	4,940,362	12,490,360
Shares issued on reinvestment	1,203,655	538,169
Shares repurchased	(18,092,183)	(5,822,094)

Net Increase (Decrease)	(11,948,166)	7,206,435

International Equity Fund
Shares sold	44,922,283	19,104,418
Shares issued on reinvestment	1,716,459	2,848,674
Shares repurchased	(14,884,624)	(24,719,549)

Net Increase (Decrease)	31,754,118	(2,766,457)

Notes to Financial Statements

(continued)

	Year Ended August 31, 2018	Year Ended August 31, 2017
Emerging Markets Equity Fund
Shares sold	8,424,930	5,307,615
Shares issued on reinvestment	423,141	368,792
Shares repurchased	(5,837,311)	(8,488,492)

Net Increase (Decrease)	3,010,760	(2,812,085)

Core Fixed Income Fund
Shares sold	37,804,916	21,671,540
Shares issued on reinvestment	2,763,385	3,247,125
Shares repurchased	(16,979,802)	(24,056,455)

Net Increase	23,588,499	862,210

High Yield Fund
Shares sold	6,782,714	11,119,443
Shares issued on reinvestment	1,489,503	4,810,676
Shares repurchased	(37,539,894)	(57,107,868)

Net Decrease	(29,267,677)	(41,177,749)

International Fixed Income Fund
Shares sold	3,348,481	3,704,785
Shares issued on reinvestment	226,162	259,637
Shares repurchased	(4,172,975)	(9,561,088)

Net Decrease	(598,332)	(5,596,666)

Municipal Bond Fund
Shares sold	1,560,276	862,126
Shares issued on reinvestment	172,186	373,740
Shares repurchased	(929,360)	(2,026,878)

Net Increase (Decrease)	803,102	(791,012)

Inflation-Linked Fixed Income Fund
Shares sold	9,202,089	6,445,325
Shares issued on reinvestment	781,432	424,881
Shares repurchased	(4,379,797)	(3,525,171)

Net Increase	5,603,724	3,345,035

Ultra-Short Term Fixed Income Fund
Shares sold	27,474,090	15,328,794
Shares issued on reinvestment	846,293	403,890
Shares repurchased	(5,073,901)	(4,365,657)

Net Increase	23,246,482	11,367,027

Notes to Financial Statements

(continued)

Period Ended August 31, 2018*
Alternative Strategies Fund
Shares sold	593,287
Shares issued on reinvestment	—
Shares repurchased	(13,313)

Net Increase	579,974

*	The values shown represent the period from Fund’s inception (February 15, 2018) through the period ended August 31, 2018.

5. Dividend and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended August 31, 2018 were as follows:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	21,359,060	11,697,628	21,730,393	6,507,933
Net Long-Term Capital Gains	57,775,877	12,977,392	—	—

Total Distributions Paid	$79,134,937	$24,675,020	$21,730,393	$6,507,933

	Core Fixed Income Fund	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund
Distributions paid from:
Tax Exempt	$—	$—	$—	$1,554,118
Tax Return of Capital	619,911	—	—	—
Ordinary Income	21,361,519	5,677,244	1,759,541	27,031
Net Long-Term Capital Gains	—	—	—	—

Total Distributions Paid	$21,981,430	$5,677,244	$1,759,541	$1,581,149

		Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund	Alternative Strategies Fund
Distributions paid from:
Tax Exempt		$—	$—	$—
Tax Return of Capital		—	—	—
Ordinary Income		7,721,464	8,446,300	—
Net Long-Term Capital Gains		—	—	—

Total Distributions Paid		$7,721,464	$8,446,300	$—

Notes to Financial Statements

(continued)

As of August 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Large Cap Equity Fund		Small-Mid Cap Equity Fund		International Equity Fund		Emerging Markets Equity Fund
Undistributed ordinary income - net	$33,549,409		$28,001,865		$31,324,281		$6,153,503
Undistributed long-term capital gains - net	128,983,202		33,097,022		—		—

Total undistributed earnings	162,532,611		61,098,887		31,324,281		6,153,503
Capital loss carryforward	—		—		(1,208,681)		(33,217,603)
Other book/tax temporary differences	(13,231,108	)(a)	(7,005,103	)(a)	(21,363,624	)(a)	(11,616,705	)(a)
Unrealized appreciation (depreciation)	575,696,059		148,103,678		139,407,448		67,662,430

Total accumulated earnings/(losses) - net	$724,997,562		$202,197,462		$148,159,424		$28,981,625

	Core Fixed Income Fund		High Yield Fund		International Fixed Income Fund		Municipal Bond Fund
Undistributed ordinary income - net	$—		$1,166,148		$4,871,253		$—
Undistributed long-term capital gains - net	—		—		—		178,929
Undistributed tax exempt income - net	—		—		—		421,216

Total undistributed earnings	—		1,166,148		4,871,253		600,145
Capital loss carryforward	(14,562,667)		(25,463,102)		(1,382,171)		—
Other book/tax temporary differences	(3,938,055	)(a)	(546,226	)(a)	(4,280,637	)(a)	(261)
Unrealized appreciation (depreciation)	(12,543,580)		(1,357,436)		2,142,000		1,817,626

Total accumulated earnings/(losses) - net	$(31,044,302)		$(26,200,616)		$1,350,445		$2,417,510

			Inflation-Linked Fixed Income Fund		Ultra-Short Term Fixed Income Fund		Alternative Strategies Fund
Undistributed ordinary income - net			$1,567,899		$815,509		$—
Undistributed long-term capital gains - net			—		—		—

Total undistributed earnings			1,567,899		815,509		—
Capital loss carryforward			(850,929)		(597,224)		(2,981)
Other book/tax temporary differences			(4,117,236	)(a)	(1,863,451	)(a)	—
Unrealized appreciation (depreciation)			(1,360,367)		326,735		25,187

Total accumulated earnings/(losses) - net			$(4,760,633)		$(1,318,431)		$22,206

As of August 31, 2018, there were no significant differences between the book and tax components of net assets for Municipal Bond Fund and Alternative Strategies Fund.

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, tax cost adjustments related to partnerships, forwards, futures, options, swaps, ROC dividends received, real estate investments, interest accrual on defaulted bonds, the difference between book and tax amortization methods for premiums on fixed income securities, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

6. Capital Loss Carry Forward

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

Notes to Financial Statements

(continued)

As of August 31, 2018, the Funds had the following net capital loss carryforwards remaining:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Market Equity Fund	Core Fixed Income Fund
Short-Term	$—	$—	$1,208,681	$32,288,920	$12,043,654
Long-Term	—	—	—	928,683	2,519,013

	$—	$—	$1,208,681	$33,217,603	$14,562,667

	High Yield Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Short-Term	$4,378,860	$1,217,057	$—	$66,712	$597,224
Long-Term	21,084,242	165,114	—	784,217	—

	$25,463,102	$1,382,171	$—	$850,929	$597,224

					Alternative Strategies Fund
Short-Term					$2,981
Long-Term					—

					$2,981

Capital loss carryforward not utilized and expired in 2018 amounts to $234,746,051 for International Equity Fund, $5,672,191 for High Yield Fund and $4,292,447 for International Fixed Income Fund.

7. Recent Accounting Pronouncements

In March 2017, the FASB issued ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018.

On August 28, 2018, the FASB issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 modifies the disclosure objective paragraphs of ASC 820 to eliminate (1) “at a minimum” from the phrase “an entity shall disclose at a minimum” and (2) other similar “open ended” disclosure requirements to promote the appropriate exercise of discretion by entities. ASU 2018-13 also eliminates and modifies other requirements under ASU 2018-13. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application is permitted.

Management is currently evaluating the application of ASU 2017-08 and ASU 2018-13 and their impact, if any, on the financial statements.

Notes to Financial Statements

(continued)

8. Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any additional events or transactions that would require recognition or disclosure in the financial statements other than the distribution information below.

Subsequent to August 31, 2018, the Funds made the following distributions:

Record Date Payable Date	Core Fixed Income Fund	High Yield Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
9/1/18-9/30/18	$0.019106	$0.017613	$0.019773	$0.007308	$0.022067

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Consulting Group Capital Markets Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Consulting Group Capital Markets Funds comprising the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund, Municipal Bond Fund, Inflation-Linked Fixed Income Fund, Ultra-Short Term Fixed Income Fund, and Alternative Strategies Fund (the “Funds”), including the schedules of investments, as of August 31, 2018, the related statements of operations, cash flows, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Consulting Group Capital Markets Funds as of August 31, 2018, and the results of their operations and their cash flows (as indicated in the table below) for the period listed in the table below, the changes in their net assets for the periods listed in the table below, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Consulting Group Capital Markets Funds	Statements of Operations and Cash Flows*	Statements of Changes in Net Assets	Financial Highlights
Large Cap Equity Fund	For the year-ended August 31, 2018	For the years ended August 31, 2018 and 2017	For the years ended August 31, 2018, 2017, 2016, 2015, and 2014
Small-Mid Cap Equity Fund
International Equity Fund
Emerging Markets Equity Fund
Core Fixed Income Fund
High Yield Fund
International Fixed Income Fund
Municipal Bond Fund
Inflation-Linked Fixed Income Fund Ultra-Short Term Fixed Income Fund	For the year-ended August 31, 2018	For the years ended August 31, 2018 and 2017	For the years ended August 31, 2018 and 2017 and the period of March 8, 2016 (fund inception) through August 31, 2016

Alternative Strategies Fund	For the period of February 15, 2018 (fund inception) through August 31, 2018

*	Statement of Cash Flows presented for the International Fixed Income Fund and Inflation-Linked Fixed Income Fund.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm

(continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 30, 2018

We have served as the auditor of one or more Consulting Group Capital Markets investment companies since 2009.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Management Agreement and Subadvisory Agreements

The Consulting Group Capital Markets Funds (the “Trust,” and each series thereof a “Fund,” and collectively, the “Funds”) and Consulting Group Advisory Services LLC (“Manager”), a business of Morgan Stanley LLC, have entered into an investment management agreement (“Management Agreement”). Pursuant to the Management Agreement, other than with respect to the Alternative Strategies Fund, the Manager serves as “manager of managers” for the Trust and selects and oversees professional money managers (each, a “Sub-adviser” and collectively, the “Sub-advisers”) who are responsible for investing the portion of assets of the Funds allocated to them pursuant to investment advisory agreements (the “Subadvisory Agreements” and, together with the Management Agreement, the “Agreements”) between the Manager and each of the Sub-advisers.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreements be approved initially for a two year term, as well as annually thereafter, by the Trust’s Board of Trustees (“Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of the approval of the Agreements, the Independent Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.

At an in-person meeting held on May 16-17, 2018, the Board, including a majority of the Independent Trustees, approved the continuance of the Agreements for an annual period. Both in connection with the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-advisers under the Agreements. The Independent Trustees were assisted in their review by Fund counsel and independent legal counsel (“Independent Counsel”) and met with Independent Counsel in executive sessions separate from representatives of the Manager and the Sub-advisers. The Independent Trustees also were assisted in their review by an independent analysis of investment company contract review processes. In addition to the Management Agreement, the Board approved at the meeting the Subadvisory Agreements with the following Sub-advisers on behalf of the indicated Fund to continue for another year:

Sub-adviser Name	Fund(s)

BlackRock Financial Management, Inc.	♦ Core Fixed Income Fund ♦ Large Cap Equity Fund ♦ Small-Mid Cap Equity Fund ♦ International Equity Fund ♦ Emerging Markets Equity Fund

Causeway Capital Management LLC	♦ International Equity Fund

Columbia Management Investment Advisers, LLC	♦ Large Cap Equity Fund

Eaton Vance Management	♦ High Yield Fund

Frontier Capital Management Co., LLC	♦ Small-Mid Cap Equity Fund

Hahn Capital Management, LLC	♦ Small-Mid Cap Equity Fund

Lazard Asset Management LLC	♦ Large Cap Equity Fund ♦ Emerging Markets Equity Fund

Lyrical Asset Management LP	♦ Large Cap Equity Fund

Macquarie Investment Management	♦ Large Cap Equity Fund

McDonnell Investment Management, LLC	♦ Municipal Bond Fund

Metropolitan West Asset Management LLC	♦ Core Fixed Income Fund

Neuberger Berman Investment Advisers LLC	♦ Small-Mid Cap Equity Fund

OppenheimerFunds, Inc.	♦ International Equity Fund

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Sub-adviser Name	Fund(s)

Pacific Investment Management Company LLC	♦ International Fixed Income Fund ♦ Inflation-Linked Fixed Income Fund ♦ Ultra-Short Term Fixed Income Fund

Rutabaga Capital Management LLC	♦ Small-Mid Cap Equity Fund

Schroder Investment Management North America Inc.	♦ International Equity Fund

Van Eck Associates Corporation	♦ Emerging Markets Equity Fund

Western Asset Management Company	♦ Core Fixed Income Fund ♦ High Yield Fund

Westfield Capital Management Company, L.P.	♦ Small-Mid Cap Equity Fund

At meetings held prior to May 16-17, 2018, the Board, including a majority of the Independent Trustees, approved for an initial two-year period, which has not expired, the Subadvisory Agreements with the following Sub-advisers on behalf of the indicated Fund:

Sub-adviser Name	Fund

ClearBridge Investments, LLC	♦ Large Cap Equity Fund

Victory Capital Management, Inc.	♦ International Equity Fund

Wellington Management Company, LLP	♦ International Equity Fund

In addition, at a meeting held prior to May 16-17, 2018, the Board, including a majority of the Independent Trustees, approved for an initial two-year period, which has not expired, an investment advisory agreement between the Trust, on behalf of the Alternative Strategies Fund, and the Manager, pursuant to which the Manager serves as the investment adviser for the Fund.

In voting to approve the Agreements at the May 16-17, 2018 meeting, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the respective Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services Provided Under the Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the Management Agreement and the Subadvisory Agreements, respectively, during the meeting and during the past year, as applicable. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-advisers for Board approval and the Manager’s supervisory activities over the Sub-advisers. The Independent Trustees noted that the Manager monitors and evaluates the performance of each Fund’s Sub-advisers, including the Sub-advisers’ compliance with the investment objective, policies, and restrictions of the relevant Fund. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board considered each Sub-adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the respective Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the Fund’s assets managed by the respective Sub-adviser, and other key personnel at the Sub-adviser. The Board specifically took into account each Sub-adviser’s investment process and capabilities, evaluating, if applicable, how the Sub-adviser complemented each of the other Sub-advisers, if any, to the respective Fund.

The Independent Trustees also discussed the acceptability of the terms of the Sub-Advisory Agreements. The Independent Trustees considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided to the Funds by the Sub-advisers. The Board also reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act and those of each Sub-adviser.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

During the course of the year and at the meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management team primarily responsible for the management of the Funds and the selection and evaluation of Sub-Advisers. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Subadvisory Agreements were adequate and appropriate.

Fund Performance

As to each Fund, the Board received and considered performance information provided by Broadridge, an independent provider of investment company data, for the Fund and for all retail and institutional funds, regardless of asset size or primary channel of distribution, in the Fund’s Lipper category (the “Performance Universe”). As to each Fund, the Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Fund’s Performance Universe. The Board also noted that it had received and discussed with advisory personnel of the Trust at periodic intervals throughout the year information on the investment performance of each Fund in comparison to similar mutual funds and benchmark performance indices. In addition, as to each Sub-adviser, the Board received and considered performance information provided by the Manager for the Sub-adviser managing the portion of the respective Fund’s assets allocated to it. The information comparing each Fund’s performance to that of its Performance Universe (except as noted below) was for the one-, three-, five- and ten-year periods ended March 31, 2018.

The Board noted that the Large Cap Equity Fund performed at or better than the median performance of the funds in the Performance Universe for each period except the three-year period. The Board further noted that the Small-Mid Cap Equity Fund and International Equity Fund each performed below the median performance of the funds in the Funds’ respective Performance Universe for each period. However, it was noted that each of the Small-Mid Cap Equity Fund and International Equity Fund were placed by Broadridge in the Lipper growth category of funds, whereas, each such Fund’s management policies and portfolio investments reflected a core style of investing. When compared to the Performance Universe for core funds, each such Fund performed better than the median performance of the funds in such Performance Universe for the one-year period. In addition, the Board noted that each of the Large Cap Equity Fund and Small-Mid Cap Equity Fund had undergone a merger with another series of the Trust in February 2016 and that the Manager had implemented changes to the portfolio management strategy of each Fund at that time. With respect to the Emerging Markets Equity Fund, the noted that the Fund performed better than the median performance of the funds in its Performance Universe for each period except the ten-year period. Based on its review, as to each of the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund and Emerging Markets Equity Fund, the Board was generally satisfied with the absolute performance of the Funds and the performance of the Fund’s Sub-Advisers whose Subadvisory Agreements were under review.

The Board noted that the Core Fixed Income Fund performed better than the median performance of the funds in the Performance Universe for each period. The High Yield Fund and Municipal Bond Fund each performed below the median performance of the funds in the Funds’ respective Performance Universe for each period. The Board further noted that the International Fixed Income Fund underperformed the median performance of the funds in its Performance Universe for the one- and three-year periods, but that the Fund outperformed the median performance of the funds in the Performance Universe for the remaining periods. Each such Fund, however, had positive absolute returns for each period under review. With respect to the Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, the Board noted that each Fund performed better than the median performance of the funds in their respective Performance Universe for the one-year period, the only period of performance information provided by Broadridge as the Funds commenced operations on March 8, 2016. Based on its review, as to each of the Core Fixed Income Fund, High Yield Fund, International Fixed Income Fund and Municipal Bond Fund, the Board was generally satisfied with the absolute performance of the Funds and the performance of the Fund’s Sub-Advisers whose Subadvisory Agreements were under review. In addition, based on its review, as to each of the Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, and noting the limited period of performance data available from Broadridge, the Board was generally satisfied with the performance of the Funds and the performance of the Fund’s Sub-Adviser.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

The Trustees determined to continue to evaluate the Funds’ performance and that of their respective Sub-Advisers, and to continue to periodically review Fund performance with the Manager.

Management Fees and Expense Ratios

As to each Fund, the Board reviewed and considered the contractual management fees (“Contractual Management Fees”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-advisers, respectively. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangements which are currently in place for the Funds and considered the actual fee rate (after taking any such waivers and reimbursements into account) (“Actual Management Fee”) and determined that such fee waivers and expense reimbursements should be continued. The Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by the Fund and its shareholders. The Board also reviewed with management the scope of services provided to the Fund by the Manager, noting that the Funds are provided with regulatory compliance services, office facilities and Trust officers (including the Trust’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-Advisers. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other sub-advised funds and accounts managed by the Sub-advisers.

Additionally, the Board received and considered information comparing each Funds’ Contractual Management Fees and Actual Management Fees and the Fund’s actual total expenses with those of a group of funds selected by Broadridge as comparable to the particular Fund (the “Expense Group”) and a broader group of retail no-load funds selected by Broadridge (the “Expense Universe”). It was noted that fee and expense information provided by Broadridge was as of the Funds’ fiscal year ended August 31, 2017 and, thus, the Funds’ Actual Management Fees and expense information may not have fully reflected the implementation in January 2017 of a leveling management fee structure designed to keep a Fund’s management fee from exceeding 0.20% more than the total amount of sub-advisory fees paid by the Manager to the respective Fund’s Sub-advisers.

The information reviewed showed that the Contractual and Actual Management Fees of the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund and Municipal Bond Fund were lower than the median Contractual and Actual Management Fees for the funds in the applicable Expense Group, and that the Actual Management Fees were lower than the average Actual Management Fees for the funds in the applicable Expense Universe for each of these Funds. For the Core Fixed Income Fund, the information reviewed showed that the Contractual Management Fee of the Fund was slightly lower than the median Contractual Management Fees for the funds in its Expense Group, but that the Fund’s Actual Management Fee was slightly higher than the median Actual Management Fees for the funds in its Expense Group and the average Actual Management Fees for the funds in its Expense Universe, respectively. With respect to the High Yield Fund, the information reviewed showed that the Fund’s Contractual Management Fee was higher than the median Contractual Management Fees for the funds in its Expense Group, but that the Fund’s Actual Management Fee was lower than the median Actual Management Fees for the funds in its Expense Group and the average Actual Management Fees for the funds in its Expense Universe, respectively. The information reviewed showed that the Contractual and Actual Management Fees of the International Fixed Income Fund were lower than the median Contractual and Actual Management Fees for the funds in its Expense Group, but that the Fund’s Actual Management Fee was slightly higher than the average Actual Management Fees for the funds in its Expense Universe. The information reviewed also showed that the Contractual and Actual Management Fees of the Inflation-Linked Fixed Income Fund and the Ultra-Short Term Fixed Income Fund were higher than the median Contractual and Actual Management Fees for the funds in the applicable Expense Group, and that the Funds’ Actual Management Fees were higher than the average Actual Management Fees for the funds in the applicable Expense Universe. It was noted that for each of the Inflation-Linked Fixed Income Fund and Ultra-Short Term Fixed Income Fund, the management fee was appropriate given the respective Fund’s investment strategy versus that of the funds in its respective Expense Group. The Independent Trustees also noted that the Broadridge expense information showed that the actual total expense ratio for each of the Large Cap Equity Fund, Small-Mid Cap Equity Fund, International Equity Fund, Emerging Markets Equity Fund, High Yield Fund and Municipal Bond Fund was lower than the median expense ratios of the funds in its respective Expense Group. The Broadridge expense information also showed that the actual total expense ratio for the Core Fixed Income Fund was at, and for the International Fixed Income Fund was slightly higher than, the median expense ratios of the funds in its respective Expense Group.

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

The Board determined that, as to each Fund, the management fee paid by the Fund to the Manager and the sub-advisory fees paid by the Manager to the Sub-advisers were reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-adviser’s profitability in providing sub-advisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. As to each Fund, the Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management resources.

Other Benefits to the Manager and the Sub-advisers

As to each Fund, the Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the Manager’s costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds and each Sub-adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the profits and ancillary benefits that the Manager, the Sub-advisers and their affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board approved the Management Agreement and the Subadvisory Agreements to continue for another year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Subadvisory Agreements.

Additional Information

(unaudited)

Trustees and Officers of the Trust

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS” or “Manager”), a business of Morgan Stanley LLC (“Morgan Stanley”), serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INDEPENDENT TRUSTEES

Mark J. Reed North American Management 1 North Brentwood Blvd., Suite 1510 St. Louis, MO 63105 Birth Year: 1964	Chairman and Trustee	Since 2007 (Chairman since 2018)	Principal and Portfolio Manager, North American Management Corp. (2013-present); and formerly, Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc. (1988-2013)	11	None

Adela Cepeda PFM Financial Advisors LLC 222 N. LaSalle Street, Suite 910 Chicago, IL 60601 Birth Year: 1958	Vice Chairman and Trustee	Since 2008 (Vice Chairman since 2018)	Managing Director, PFM Financial Advisors, LLC (September 2016-present); and formerly, President, A.C. Advisory, Inc. (1995-September 2016)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (2005-present); Trustee, UBS Funds (2004-present); and formerly Director, Fort Dearborn Income Securities (2000-August 2016)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

W. Thomas Matthews 149 Laurel Ridge Circle Aiken, SC 29803 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	Chairman Emeritus, Congressional Medal of Honor Foundation (2009-present); formerly Treasurer (2009-2016); and Chairman Emeritus, America’s Warrior Partnership (2017-present), formerly, Chairman (2013-2016) and Director (2013-2017)

Eric T. McKissack, CFA® Channing Capital Management, LLC 10 S. LaSalle Street, Suite 2401 Chicago, IL 60603 Birth Year: 1953	Trustee	Since 2013	Founder and Chief Executive Officer, Channing Capital Management, LLC (Investment Management) (2004-present)	11	Trustee and Chairman, FlexShares Funds (2011-present); Trustee, The Art Institute of Chicago (2001-present); Director, Shirley Ryan AbilityLab (2000-present); and Director, Urban Gateways (1995-present)

John J. Murphy Murphy Capital Management, Inc. 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Trustee	Since 2002	President, Murphy Capital Management (Investment Management) (2017-present); Senior Vice President, Peapack-Gladstone Bank (Commercial Bank) (2017-present); and Founder and Senior Principal, Murphy Capital Management (Investment Management) (1983-2017)	11	Trustee, Legg Mason Partners Equity Trust (2007-present); Trustee, UBS Funds (2009-present); and formerly Director, Fort Dearborn Income Securities (2013-2016)

INTERESTED TRUSTEE

Paul Ricciardelli** Morgan Stanley 522 Fifth Avenue, 14th Floor, New York, NY 10036 Birth Year: 1969	Trustee and Chief Executive Officer and President	Since April 2017	Head of IAR/GIMA, Morgan Stanley (2011-present); Head of Wealth Advisory Solutions, Morgan Stanley (March 2017-present); formerly, Head of Manager Solutions, Morgan Stanley (2015-March 2017)	11	None

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

Francis Smith Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1965	Chief Financial Officer (“CFO”) and Treasurer	Since 2014	Managing Director, Morgan Stanley (2017-present); formerly Executive Director, Morgan Stanley (2001-2016); and Treasurer and Principal Financial Officer of various Morgan Stanley Funds (2003-present)

Eric Metallo Morgan Stanley 1633 Broadway, 26th Floor New York, NY 10019 Birth Year: 1976	Chief Legal Officer and Secretary	Since August 2015	Executive Director, Morgan Stanley Wealth Management (2014-present); and formerly Senior Vice President and Associate General Counsel, PineBridge Investments (2011-2014)

Joseph Signora Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1977	Chief Compliance Officer	Since December 2017	Executive Director, Morgan Stanley (2017-present); formerly, Senior Director, AXA Equitable (2015-2017); Vice President, EQ Advisors Trust (2015-2017); Vice President, AXA Premier VIP Trust (2015-2017); Vice President, 1290 Funds (2015-2017); Vice President, FMG LLC (2015-2017); Deputy Chief Compliance Officer, Emerging Global Advisors (2014-2015); Chief Compliance Officer, EGA Emerging Global Shares Trust (2014-2015); Chief Compliance Officer, EGA Frontier Diversified Core Fund (2014-2015); and Director of Compliance, Van Eck Associates Corp. (2011-2014)

Sara Cetron Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1980	Chief Administrative Officer	Since March 2017	Vice President, Morgan Stanley (2015-present); and formerly Platform Management, Managed Solutions, Barclays Capital Inc. (2008-2015)

Robert Garcia Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1983	Chief Operating Officer Investment Officer Co-Chief Operating Officer	Since May 2016 Since July 2015 August 2015-May 2016	Head of Operations and Strategy, Morgan Stanley (2017-present); formerly Head of Portfolio Operations-WMIR, Morgan Stanley (2016-2017); Head of Packaged Digital Solutions, Morgan Stanley (2015-present); and formerly Head of Strategy and Development- Global Investment Solutions, Morgan Stanley (2013-2015)

Franceen Jansen Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1959	Investment Officer	Since August 2015	Executive Director, Morgan Stanley (2010-present)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Brian Mulley Morgan Stanley 1585 Broadway, 29th Floor New York, NY 10036 Birth Year: 1977	Investment Officer	Since August 2015	Investment Analyst, Executive Director, Morgan Stanley (2005-present)

Matthew Rizzo Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Floor Wilmington, DE 19803 Birth Year: 1970	Investment Officer	Since August 2015	Executive Director, Manager Solutions, Morgan Stanley (2015- present); and formerly Head of Investment Strategy and Content, Morgan Stanley (2012-2015)

Sukru Saman Morgan Stanley 522 5th Avenue, 12th Floor New York, NY 10036 Birth Year: 1972	Investment Officer	Since August 2015	Investment Officer, Morgan Stanley Wealth Management (2013-present)

Lisa Shalett Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1963	Investment Officer	Since August 2015	Head of Investment and Portfolio Strategies, Morgan Stanley (2013-present)

James Totino Morgan Stanley 522 Fifth Avenue, 14th Floor New York, NY 10036 Birth Year: 1970	Investment Officer	Since May 2018	Portfolio Specialist, Investment Officer, Morgan Stanley (April 2018-present); and Investment Officer, Morgan Stanley (2011-March 2018)

Bahadir Sarana Morgan Stanley 1633 Broadway, New York, NY 10019 Birth Year: 1977	Anti-Money Laundering (“AML”) Compliance Officer	Since September 2018	Executive Director, Morgan Stanley (1999-present)

James J. Tracy Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1957	Product Management Officer Trustee Chief Executive Officer and President	Since May 2016 2013-2015 2013-2015	Managing Director, Director of Consulting Group and Practice Management (2016-present); Managing Director, Vice Chairman of Wealth Management (2015); and formerly Managing Director, Director of Consulting Group Wealth Advisory Solutions (2012-2015)

Steven Ross Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1971	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Robert Creaney Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1974	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (1997-present)

Michael Conklin Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1977	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present)

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. (2005-present)

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**	Mr. Ricciardelli is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***

The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2018:

	Large Cap Equity Fund	Small-Mid Cap Equity Fund	International Equity Fund	Emerging Markets Equity Fund	High Yield Fund
Record Date	12/6/2017	12/6/2017	12/6/2017	12/6/2017	Monthly
Payable Date	12/7/2017	12/7/2017	12/7/2017	12/7/2017	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	100%	35.90%	100%	94.33%	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	100%	35.00%	—	—	—
Foreign Source Income	—	—	99.93%*	99.99%*	—
Foreign Tax Paid Per Share	—	—	0.01988	0.03656	—
Long-Term Capital Gain Dividend	0.65044	0.37398	—	—	—

	Core Fixed Income Fund	International Fixed Income Fund	Municipal Bond Fund	Inflation-Linked Fixed Income Fund	Ultra-Short Term Fixed Income Fund
Record Date	Monthly	12/6/2017	Monthly	Monthly	Monthly
Payable Date	Monthly	12/7/2017	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—	—	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	—	—	—
Interest from Tax-Exempt Obligations	—	—	100%	—	—
Interest from Federal Obligations	39.18%	19.20%	—	87.79%	9.69%
Long-Term Capital Gain Dividend	—	—	—	—	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

MORGAN STANLEY SMITH BARNEY LLC

Distributor

CONSULTING GROUP ADVISORY SERVICES LLC

Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-888-454-3965 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-454-3965 (ask for “Consulting Group”), (2) on the Funds’ website at www.morganstanley.com/cgcm and (3) on the SEC’s website at www.sec.gov.

© 2018 Morgan Stanley Smith Barney LLC (“Morgan Stanley”). Consulting Group Advisory Services LLC (“CGAS”) is a business of Morgan Stanley. Securities are offered through Morgan Stanley.

Consulting Group Capital Markets Funds

2000 Westchester Avenue

Purchase, NY 10577

ITEM 2. CODE OF ETHICS.

As of the period ended August 31, 2018 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 13(a)(1).

The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Mark J. Reed possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Reed as the Registrant’s audit committee financial expert. Mr. Reed is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2018 and August 31, 2017 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $601,080 in 2018 and $560,080 in 2017.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2018, and August 31, 2017, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2018 and $0 in 2017.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2018 and August 31, 2017 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $97,450 in 2018 and $93,450 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2018, and August 31, 2017, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2018 and $0 for 2017.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Consulting Group Capital Markets Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2018 and 0% for 2017; Tax Fees were 0% for 2018 and 0% for 2017; and Other Fees were 0% for 2018 and 0% for 2017.

(f) Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 for 2018 and $0 in 2017.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Consulting Group Capital Markets Funds

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Consulting Group Capital Markets Funds

Date:	November 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Paul Ricciardelli
Paul Ricciardelli
Chief Executive Officer
Consulting Group Capital Markets Funds

Date:	November 5, 2018

Consulting Group Capital Markets Funds

By:	/s/ Francis Smith
Francis Smith
Chief Financial Officer
Consulting Group Capital Markets Funds

Date:	November 5, 2018